UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23117

JPMorgan Trust IV

(Exact name of registrant as specified in charter)

277 Park Avenue

New York, NY 10172

(Address of principal executive offices) (Zip code)

Gregory S. Samuels

277 Park Avenue

New York, NY 10172

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: Last day of February

Date of reporting period: March 1, 2018 through February 28, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Annual Report

J.P. Morgan Money Market Funds

February 28, 2019

JPMorgan Prime Money Market Fund

JPMorgan Institutional Tax Free Money Market Fund

JPMorgan Securities Lending Money Market Fund

JPMorgan Liquid Assets Money Market Fund

JPMorgan U.S. Government Money Market Fund

JPMorgan U.S. Treasury Plus Money Market Fund

JPMorgan Federal Money Market Fund

JPMorgan 100% U.S. Treasury Securities Money Market Fund

JPMorgan Tax Free Money Market Fund

JPMorgan Municipal Money Market Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website www.jpmorganfunds.com and you will be notified by mail each time a report is posted and provided with a website to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker dealer, bank, or retirement plan) or, if you are a direct investor, by going to www.jpmorganfunds.com/edelivery.

You may elect to receive paper copies of all future reports free of charge. Contact your financial intermediary or, if you invest directly with the Funds, email us at funds.website.support@jpmorganfunds.com or call 1-800-480-4111. Your election to receive paper reports will apply to all funds held within your account(s).

The following disclosure applies to the JPMorgan Liquid Assets Money Market Fund, JPMorgan Tax Free Money Market Fund and the JPMorgan Municipal Money Market Fund.

You could lose money by investing in a Fund. Although each Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. A Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in a Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Funds’ sponsor has no legal obligation to provide financial support to the Funds, and you should not expect that the sponsor will provide financial support to the Funds at any time.

The following disclosure applies to the JPMorgan Prime Money Market Fund, JPMorgan Institutional Tax Free Money Market Fund and JPMorgan Securities Lending Money Market Fund.

You could lose money by investing in a Fund. Because the share price of each Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. A Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in a Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Funds’ sponsor has no legal obligation to provide financial support to the Funds, and you should not expect that the sponsor will provide financial support to the Funds at any time.

Any gain resulting from the sale or exchange of Fund shares will be taxable as long-term or short-term gain, depending upon how long you have held your shares.

The following disclosure applies to the JPMorgan U.S. Government Money Market Fund, JPMorgan U.S. Treasury Plus Money Market Fund, JPMorgan Federal Money Market Fund and the JPMorgan 100% U.S. Treasury Securities Money Market Fund.

You could lose money by investing in a Fund. Although each Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in a Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Funds’ sponsor has no legal obligation to provide financial support to the Funds, and you should not expect that the sponsor will provide financial support to the Funds at any time.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors) for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

April 9, 2019 (Unaudited)

Dear Shareholders,

While the U.S. economy outpaced most other developed economies throughout 2018 and into early 2019, decelerating global growth prompted the U.S. Federal Reserve and certain other leading central banks to adopt a more neutral policy stance to support economic growth.

“In early 2019, prices for equity, debt securities and government bonds generally rose amid investor expectations for favorable central bank policies and optimism over a potential resolution to the trade dispute between the U.S. and China.” — George C.W. Gatch

Despite a sharp sell-off in financial markets in the fourth quarter of 2018, U.S. equity and bond markets generally recorded a positive performance for the twelve months ended February 28, 2019. For most of the reporting period, U.S. equity and bond prices were supported by record high corporate profits and a surging domestic economy.

Growth in U.S. gross domestic product (GDP) swelled to 4.2% in the second quarter of 2018, then cooled to 3.4% and 2.2% in the third and fourth quarters, respectively. The unemployment rate in the U.S. remained at historic lows, ranging between 4.0% and 3.7% for the reporting period and ending at 3.8% in February 2019. Corporate earnings generally outperformed analysts’ expectations for most of the reporting period but investors and economists expected that trend to recede due to slowing global demand and the fading effects of federal tax cuts enacted at the end of 2017.

Meanwhile, investor uncertainty rose in late 2018 amid unresolved U.S.-China trade tensions, rising interest rates and a political impasse that led to the shutdown of large parts of the U.S. federal government. Equity prices plummeted in December sending the S&P 500 Index to its worst monthly performance since 1931. However, a budget agreement re-opened federal operations in January and the Fed responded to slowing growth by adopting a “patient” approach toward further interest rate increases. Financial markets quickly rebounded, with domestic equity prices generally returning to positive territory for the reporting period and bond prices generally rising.

Among other leading economies, manufacturing and export sectors slumped in the 19-nation Eurozone, as well as in South Korea and Taiwan, amid softening demand from China and the impact of reciprocal trade tariffs between the U.S. and leading trading partners. In response to stalling growth, the European Central Bank offered a new round of low-cost loans to banks and indicated it would not raise interest rates through the end of 2019. Meanwhile, Chinese authorities moved to counter slowing domestic growth via tax cuts, infrastructure spending and increased bank lending. By the end of the period, U.S. and Chinese negotiators were working to resolve their trade dispute.

Notably, emerging market debt largely outperformed both equity and other bond markets in the second half of the reporting period. A decline in interest rates at the end of the period and investor expectations for improvement in trade tensions combined to generally bolster both sovereign and corporate bonds in emerging markets. In the U.S., equity market volatility increased in the second half of the reporting period and bond markets, which had lackluster performance for the first half of the reporting period, generally outperformed equity markets in the latter six months.

In early 2019, prices for equity, debt securities and government bonds generally rose amid investor expectations for favorable central bank policies and optimism over a potential resolution to the trade dispute between the U.S. and China. A pause in monetary tightening and a reduction in reciprocal trade tariffs could continue to support financial markets and global economic activity. The International Monetary Fund (IMF) and the Organization for Economic Cooperation and Development (OECD) have forecast 3.3% growth in global GDP for 2019, but the OECD has also warned of weakening economic prospects in the 20 largest economies, particularly in China, Eurozone countries and the U.K. The organization has cited “vulnerabilities” from slowing trade and manufacturing, as well as acute geo-political risks. The U.S. economy is forecast by IMF to grow by about 2.3% in 2019, slower than the previous year but still positive and on track to achieve its longest period of economic expansion on record.

We believe those investors who remain fully invested for the long term in a well-diversified portfolio may continue to benefit from available market opportunities. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

FEBRUARY 28, 2019	J.P. MORGAN MONEY MARKET FUNDS	1

JPMorgan Prime Money Market Fund

FUND FACTS

TWELVE MONTHS ENDED FEBRUARY 28, 2019 (Unaudited)

Objective†	Seeks current income while seeking to maintain liquidity and a low volatility of principal
Primary Investments	High quality, short-term, U.S. dollar-denominated money market instruments
Suggested investment time frame	Short-term
Share classes offered	Class C, Agency, Capital, IM, Institutional Class, Morgan, Premier and Reserve
Net Assets as of February 28, 2019	$47.1 Billion
Weighted Average Maturity^	30 calendar days
Weighted Average Life^^	82 calendar days

MATURITY SCHEDULE*^
1 calendar day	30.8%
2–7 calendar days	11.9
8–30 calendar days	20.8
31–60 calendar days	15.9
61–90 calendar days	14.2
91–180 calendar days	5.7
181+ calendar days	0.7

7-DAY SEC YIELD AS OF FEBRUARY 28, 2019(1)
Class C Shares	1.75%
Agency Shares	2.48
Capital Shares	2.56
IM Shares	2.58
Institutional Class Shares	2.53
Morgan Shares	2.22
Premier Shares	2.28
Reserve Shares	2.03

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency.

†	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.

^^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.

*	Percentages indicated are based upon total investments as of February 28, 2019.
(1)

The yields for Class C Shares, Agency Shares, Capital Shares, IM Shares, Institutional Class Shares, Morgan Shares, Premier Shares and Reserve Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been (1.91)%, 2.44%, 2.54%, 2.58%, 2.48%, 2.22%, 2.28% and 1.69% for Class C Shares, Agency Shares, Capital Shares, IM Shares, Institutional Class Shares, Morgan Shares, Premier Shares and Reserve Shares, respectively.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan Prime Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

2	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2019

JPMorgan Institutional Tax Free Money Market Fund

FUND FACTS

TWELVE MONTHS ENDED FEBRUARY 28, 2019 (Unaudited)

Objective†	Aims to provide current income, while seeking to maintain liquidity and a low volatility of principal
Primary Investments	High quality short-term municipal securities, the interest on which is excluded from federal income taxes
Suggested investment time frame	Short-term
Share classes offered	Agency, Capital, IM and Institutional Class
Net Assets as of February 28, 2019	$943.3 Million
Weighted Average Maturity^	17 calendar days
Weighted Average Life^^	20 calendar days

MATURITY SCHEDULE*^
1 calendar day	16.1%
2–7 calendar days	61.3
8–30 calendar days	3.9
31–60 calendar days	8.8
61–90 calendar days	5.6
91–180 calendar days	4.3

7-DAY SEC YIELD AS OF FEBRUARY 28, 2019(1)
Agency Shares	1.48%
Capital Shares	1.56
IM Shares	1.58
Institutional Class Shares	1.53

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency.

†	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.

^^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.

*	Percentages indicated are based upon total investments as of February 28, 2019.
(1)

The yields for Agency Shares, Capital Shares, IM Shares and Institutional Class Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been 1.45%, 1.54%, 1.57% and 1.49% for Agency Shares, Capital Shares, IM Shares and Institutional Class Shares, respectively.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan Institutional Tax Free Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

FEBRUARY 28, 2019	J.P. MORGAN MONEY MARKET FUNDS	3

JPMorgan Securities Lending Money Market Fund

FUND FACTS

FOR THE PERIOD SEPTEMBER 19, 2018 (FUND INCEPTION DATE) THROUGH FEBRUARY 28, 2019 (Unaudited)

Objective†	Seeks current income while seeking to maintain liquidity and a low volatility of principal
Primary Investments	High quality, short-term, U.S. dollar-denominated money market instruments
Suggested investment time frame	Short-term
Share classes offered	Agency SL
Net Assets as of February 28, 2019	$2.9 Billion
Weighted Average Maturity^	24 calendar days
Weighted Average Life^^	61 calendar days

MATURITY SCHEDULE*^
1 calendar day	51.6%
2–7 calendar days	6.8
8–30 calendar days	12.0
31–60 calendar days	11.3
61–90 calendar days	11.3
91–180 calendar days	6.7
181+ calendar days	0.3

7-DAY SEC YIELD AS OF FEBRUARY 28, 2019(1)
Agency SL Shares	2.62%

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency.

†	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.

^^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.

*	Percentages indicated are based upon total investments as of February 28, 2019.
(1)	The yield for Agency SL Shares reflects the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yield would have been 2.48% for Agency SL Shares.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan Securities Lending Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

4	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2019

JPMorgan Liquid Assets Money Market Fund

FUND FACTS

TWELVE MONTHS ENDED FEBRUARY 28, 2019 (Unaudited)

Objective†	Seeks current income with liquidity and stability of principal
Primary Investments	High quality, short-term instruments including corporate notes, U.S. government securities, asset-backed securities, repurchase agreements, commercial paper, funding agreements, certificates of deposit, municipal obligations and bank obligations
Suggested investment time frame	Short-term
Share classes offered	Class C, Agency, Capital, E*Trade^, Institutional Class, Investor, Morgan, Premier and Reserve Shares
Net Assets as of February 28, 2019	$5.3 Billion
Weighted Average Maturity^^	30 calendar days
Weighted Average Life^^^	72 calendar days

MATURITY SCHEDULE*^^
1 calendar day	35.1%
2–7 calendar days	12.2
8–30 calendar days	16.0
31–60 calendar days	16.7
61–90 calendar days	14.0
91–180 calendar days	5.1
181+ calendar days	0.9

7-DAY SEC YIELD AS OF FEBRUARY 28, 2019(1)
Class C Shares	1.75%
Agency Shares	2.47
Capital Shares	2.55
Institutional Class Shares	2.52
Investor Shares	2.21
Morgan Shares	2.13
Premier Shares	2.28
Reserve Shares	2.02

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

†	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
^	E*Trade Shares had no assets from the close of business on October 19, 2016.
^^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.

^^^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.

*	Percentages indicated are based upon total investments as of February 28, 2019.
(1)

The yields for Class C Shares, Agency Shares, Capital Shares, Institutional Class Shares, Investor Shares, Morgan Shares, Premier Shares and Reserve Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been 1.47%, 2.38%, 2.48%, 2.43%, 2.05%, 1.99%, 2.22% and 1.76% for Class C Shares, Agency Shares, Capital Shares, Institutional Class Shares, Investor Shares, Morgan Shares, Premier Shares and Reserve Shares, respectively.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan Liquid Assets Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

FEBRUARY 28, 2019	J.P. MORGAN MONEY MARKET FUNDS	5

JPMorgan U.S. Government Money Market Fund

FUND FACTS

TWELVE MONTHS ENDED FEBRUARY 28, 2019 (Unaudited)

Objective†	Seeks high current income with liquidity and stability of principal
Primary Investments	High quality, short-term securities issued or guaranteed by the U.S. government or by U.S. government agencies or instrumentalities and repurchase agreements collateralized by such obligations
Suggested investment time frame	Short-term
Share classes offered	Agency, Capital, Direct^, Eagle Class, Eagle Private Wealth Class, E*Trade, IM, Institutional Class, Investor, Morgan, Premier, Reserve and Service Shares
Net Assets as of February 28, 2019	$145.4 Billion
Weighted Average Maturity^^	21 calendar days
Weighted Average Life^^^	113 calendar days

MATURITY SCHEDULE*^^
1 calendar day	44.5%
2–7 calendar days	8.7
8–30 calendar days	24.6
31–60 calendar days	2.5
61–90 calendar days	15.7
91–180 calendar days	2.9
181+ calendar days	1.1

7-DAY SEC YIELD AS OF FEBRUARY 28, 2019(1)
Agency Shares	2.24%
Capital Shares	2.33
Eagle Class Shares	1.80
Eagle Private Wealth Class Shares	2.20
E*Trade Shares	1.49
IM Shares	2.34
Institutional Class Shares	2.30
Investor Shares	1.99
Morgan Shares	1.91
Premier Shares	2.05
Reserve Shares	1.80
Service Shares	1.44

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

†	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
^	Direct Shares had no assets from the close of business on November 22, 2017.
^^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.

^^^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.

*	Percentages indicated are based upon total investments as of February 28, 2019.
(1)

The yields for Agency Shares, Capital Shares, Eagle Class Shares, Eagle Private Wealth Class Shares, E*Trade Shares, IM Shares, Institutional Class Shares, Investor Shares, Morgan Shares, Premier Shares, Reserve Shares and Service Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been 2.19%, 2.30%, 1.79%, 0.22%, 1.43%, 2.34%, 2.25%, 1.99%, 1.89%, 2.04%, 1.79% and 1.43% for Agency Shares, Capital Shares, Eagle Class Shares, Eagle Private Wealth Class Shares, E*Trade Shares, IM Shares, Institutional Class Shares, Investor Shares, Morgan Shares, Premier Shares, Reserve Shares and Service Shares, respectively.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan U.S. Government Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

6	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2019

JPMorgan U.S. Treasury Plus Money Market Fund

FUND FACTS

TWELVE MONTHS ENDED FEBRUARY 28, 2019 (Unaudited)

Objective†	Seeks current income with liquidity and stability of principal
Primary Investments	Direct obligations of the U.S. Treasury including Treasury bills, bonds and notes and other obligations issued or guaranteed by the U.S. Treasury and repurchase agreements collateralized by U.S. Treasury securities
Suggested investment time frame	Short-term
Share classes offered	Class C, Agency, Capital, Direct^, IM, Institutional Class, Investor, Morgan, Premier and Reserve Shares
Net Assets as of February 28, 2019	$29.7 Billion
Weighted Average Maturity^^	16 calendar days
Weighted Average Life^^^	113 calendar days

MATURITY SCHEDULE*^^
1 calendar day	70.6%
2–7 calendar days	3.3
8–30 calendar days	12.4
31–60 calendar days	4.1
61–90 calendar days	2.8
91–180 calendar days	5.8
181+ calendar days	1.0

7-DAY SEC YIELD AS OF FEBRUARY 28, 2019(1)
Class C Shares	1.51%
Agency Shares	2.23
Capital Shares	2.32
IM Shares	2.35
Institutional Class Shares	2.29
Investor Shares	1.98
Morgan Shares	1.90
Premier Shares	2.04
Reserve Shares	1.79

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

†	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
^	Direct Shares had no assets from the close of business on November 22, 2017.
^^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.

^^^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.

*	Percentages indicated are based upon total investments as of February 28, 2019.
(1)

The yields for Class C Shares, Agency Shares, Capital Shares, IM Shares, Institutional Class Shares, Investor Shares, Morgan Shares, Premier Shares and Reserve Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been 1.33%, 2.19%, 2.32%, 2.35%, 2.25%, 1.97%, 1.89%, 2.04% and 1.79% for Class C Shares, Agency Shares, Capital Shares, IM Shares, Institutional Class Shares, Investor Shares, Morgan Shares, Premier Shares and Reserve Shares, respectively.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan U.S. Treasury Plus Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

FEBRUARY 28, 2019	J.P. MORGAN MONEY MARKET FUNDS	7

JPMorgan Federal Money Market Fund

FUND FACTS

TWELVE MONTHS ENDED FEBRUARY 28, 2019 (Unaudited)

Objective†	Aims to provide current income while still preserving capital and maintaining liquidity
Primary Investments	Direct obligations of the U.S. Treasury including Treasury bills, bonds and notes as well as debt obligations issued or guaranteed by U.S. government agencies or instrumentalities
Suggested investment time frame	Short-term
Share classes offered	Agency, Institutional Class, Morgan and Premier Shares
Net Assets as of February 28, 2019	$3.7 Billion
Weighted Average Maturity^	37 calendar days
Weighted Average Life^^	103 calendar days

MATURITY SCHEDULE*^
1 calendar day	10.5%
2–7 calendar days	6.0
8–30 calendar days	20.3
31–60 calendar days	39.3
61–90 calendar days	19.9
91–180 calendar days	4.0

7-DAY SEC YIELD AS OF FEBRUARY 28, 2019(1)
Agency Shares	2.22%
Institutional Class Shares	2.27
Morgan Shares	1.88
Premier Shares	2.03

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

†	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.

^^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.

*	Percentages indicated are based upon total investments as of February 28, 2019.
(1)

The yields for Agency Shares, Institutional Class Shares, Morgan Shares and Premier Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been 2.17%, 2.22%, 1.84% and 2.01% for Agency Shares, Institutional Class Shares, Morgan Shares and Premier Shares, respectively.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan Federal Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

8	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2019

JPMorgan 100% U.S. Treasury Securities Money Market Fund

FUND FACTS

TWELVE MONTHS ENDED FEBRUARY 28, 2019 (Unaudited)

Objective†	Aims to provide the highest possible level of current income while still maintaining liquidity and providing maximum safety of principal
Primary Investments	Direct obligations of the U.S. Treasury including Treasury bills, bonds and notes
Suggested investment time frame	Short-term
Share classes offered	Agency, Capital, Institutional Class, Morgan, Premier and Reserve Shares
Net Assets as of February 28, 2019	$49.6 Billion
Weighted Average Maturity^	37 calendar days
Weighted Average Life^^	108 calendar days

MATURITY SCHEDULE*^
1 calendar day	13.0%
2–7 calendar days	5.8
8–30 calendar days	32.2
31–60 calendar days	29.9
61–90 calendar days	14.0
91–180 calendar days	5.1

7-DAY SEC YIELD AS OF FEBRUARY 28, 2019(1)
Agency Shares	2.22%
Capital Shares	2.30
Institutional Class Shares	2.27
Morgan Shares	1.88
Premier Shares	2.02
Reserve Shares	1.77

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

†	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.

^^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.

*	Percentages indicated are based upon total investments as of February 28, 2019.
(1)

The yields for Agency Shares, Capital Shares, Institutional Class Shares, Morgan Shares, Premier Shares and Reserve Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been 2.15%, 2.25%, 2.20%, 1.84%, 1.99% and 1.74% for Agency Shares, Capital Shares, Institutional Class Shares, Morgan Shares, Premier Shares and Reserve Shares, respectively.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan 100% U.S. Treasury Securities Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

FEBRUARY 28, 2019	J.P. MORGAN MONEY MARKET FUNDS	9

JPMorgan Tax Free Money Market Fund

FUND FACTS

TWELVE MONTHS ENDED FEBRUARY 28, 2019 (Unaudited)

Objective†	Aims to provide the highest possible level of current income which is excluded from gross income, while still preserving capital and maintaining liquidity*
Primary Investments	High quality short-term municipal securities, the interest on which is excluded from federal income taxes
Suggested investment time frame	Short-term
Share classes offered	Agency, Institutional Class, Morgan, Premier and Reserve Shares
Net Assets as of February 28, 2019	$16.6 Billion
Weighted Average Maturity^	16 calendar days
Weighted Average Life^^	16 calendar days

MATURITY SCHEDULE**^
1 calendar day	18.8%
2–7 calendar days	67.2
8–30 calendar days	2.5
31–60 calendar days	2.8
61-90 calendar days	2.8
91–180 calendar days	4.1
181+ calendar days	1.8

7-DAY SEC YIELD AS OF FEBRUARY 28, 2019(1)
Agency Shares	1.50%
Institutional Class Shares	1.55
Morgan Shares	1.17
Premier Shares	1.31
Reserve Shares	1.06

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

†	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.

^^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.

*	A portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax (AMT), and some investors may be subject to certain state and local taxes.
**	Percentages indicated are based upon total investments as of February 28, 2019.
(1)

The yields for Agency Shares, Institutional Class Shares, Morgan Shares, Premier Shares and Reserve Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been 1.45%, 1.50%, 0.80%, 1.30% and 1.05% for Agency Shares, Institutional Class Shares, Morgan Shares, Premier Shares and Reserve Shares, respectively.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan Tax Free Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

10	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2019

JPMorgan Municipal Money Market Fund

FUND FACTS

TWELVE MONTHS ENDED FEBRUARY 28, 2019 (Unaudited)

Objective†	Seeks as high a level of current interest income exempt from federal income tax as is consistent with liquidity and stability of principal*
Primary Investments	High quality short-term municipal securities, the interest on which is excluded from federal income taxes
Suggested investment time frame	Short-term
Share classes offered	Agency, Eagle Class, E*Trade^, Institutional Class, Morgan, Premier and Service Shares
Net Assets as of February 28, 2019	$3.1 Billion
Weighted Average Maturity^^	6 calendar days
Weighted Average Life^^^	6 calendar days

MATURITY SCHEDULE**^^
1 calendar day	10.7%
2–7 calendar days	89.3

7-DAY SEC YIELD AS OF FEBRUARY 28, 2019(1)
Agency Shares	1.55%
Eagle Class Shares	1.10
Institutional Class Shares	1.60
Morgan Shares	1.21
Premier Shares	1.36
Service Shares	0.75

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

†	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
^	E*Trade Shares had no assets from the close of business on September 21, 2016.
^^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.

^^^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.

*	A portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax (AMT), and some investors may be subject to certain state and local taxes.
**	Percentages indicated are based upon total investments as of February 28, 2019.
(1)

The yields for Agency Shares, Eagle Class Shares, Institutional Class Shares, Morgan Shares, Premier Shares and Service Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been 1.39%, 0.99%, 1.45%, 1.09%, 1.24% and 0.64% for Agency Shares, Eagle Class Shares, Institutional Class Shares, Morgan Shares, Premier Shares and Service Shares, respectively.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan Municipal Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

FEBRUARY 28, 2019	J.P. MORGAN MONEY MARKET FUNDS	11

JPMorgan Prime Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Repurchase Agreements — 22.0%

Barclays Capital, Inc., 2.59%, dated 2/28/2019, due 3/7/2019, repurchase price $190,096, collateralized by Asset-Backed Securities, 0.00% - 40.74%, due 9/20/2019 - 11/25/2048, with a value of $209,000.	190,000	190,000

Barclays Capital, Inc., 2.86%, dated 2/28/2019, due 4/4/2019, repurchase price $401,112, collateralized by Asset-Backed Securities, 0.00% - 9.54%, due 8/20/2023 - 7/20/2118, Collateralized Mortgage Obligations, 0.00% - 40.74%, due 10/25/2021 - 5/17/2061, and FNMA Connecticut Avenue Securities, 4.00% - 14.73%, due 7/25/2029 - 8/25/2056, with a value of $434,950.	400,000	400,000

BMO Capital Markets Corp., 2.50%, dated 2/28/2019, due 3/1/2019, repurchase price $110,008, collateralized by Asset-Backed Securities, 1.59% - 6.24%, due 11/16/2020 - 11/25/2048, Collateralized Mortgage Obligations, 3.99%, due 6/25/2035, Corporate Bonds, 1.90% - 12.50%, due 8/6/2019 - 1/1/2049, Corporate Notes, 1.80% - 3.20%, due 11/5/2019 - 7/13/2021, FHLMC, 2.99% - 3.33%, due 10/25/2047, FNMA, 2.10%, due 4/25/2025, and Sovereign Government Securities, 1.63% - 5.00%, due 8/19/2019 - 6/15/2045, with a value of $117,242.	110,000	110,000

BMO Capital Markets Corp., 2.50%, dated 2/28/2019, due 3/1/2019, repurchase price $502,035, collateralized by Asset-Backed Securities, 2.66% - 4.21%, due 4/18/2022 - 10/25/2056, Collateralized Mortgage Obligations, 3.35% - 4.21%, due 3/12/2046 - 9/17/2058, Corporate Bonds, 2.00% - 12.50%, due 9/25/2019 - 12/21/2065, Corporate Notes, 2.13% - 4.00%, due 9/11/2019 - 9/14/2048, FHLMC, 2.90% - 3.33%, due 3/25/2029 - 10/25/2047, and Sovereign Government Securities, 1.25% - 2.83%, due 4/4/2019 - 1/31/2022, with a value of $530,593.	502,000	502,000

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

BMO Capital Markets Corp., 2.60%, dated 2/28/2019, due 3/7/2019, repurchase price $25,013, collateralized by Asset-Backed Securities, 2.31% - 3.90%, due 11/15/2021 - 7/15/2043, Collateralized Mortgage Obligations, 3.35%, due 3/12/2046, Corporate Bonds, 1.75% - 12.50%, due 11/7/2019 - 1/23/2049, Corporate Notes, 2.50% - 2.95%, due 1/8/2021 - 1/11/2025, FNMA, 2.94%, due 3/1/2027, GNMA, 3.50%, due 10/20/2048, and Sovereign Government Securities, 1.25% - 1.63%, due 9/20/2019 - 1/17/2020, with a value of $26,587.	25,000	25,000

BMO Capital Markets Corp., 2.60%, dated 2/28/2019, due 3/7/2019, repurchase price $300,152, collateralized by Asset-Backed Securities, 1.75% - 6.24%, due 8/16/2021 - 8/25/2055, Collateralized Mortgage Obligations, 2.87% - 8.50%, due 12/25/2031 - 3/12/2046, Corporate Bonds, 2.13% - 12.50%, due 5/15/2019 - 12/1/2095, Corporate Notes, 1.80% - 7.25%, due 4/20/2021 - 3/1/2029, FHLMC, 2.90% - 4.00%, due 3/25/2029 - 10/25/2047, GNMA, 2.85% - 3.50%, due 10/20/2048 - 2/20/2049, Municipal Debt Securities, 3.01%, due 8/25/2031, and Sovereign Government Securities, 1.25% - 5.00%, due 8/19/2019 - 6/15/2045, with a value of $320,740.

	300,000	300,000

BNP Paribas SA, 2.55%, dated 2/28/2019, due 3/1/2019, repurchase price $235,017, collateralized by Asset-Backed Securities, 0.00% - 10.29%, due 4/20/2026 - 12/3/2037, Collateralized Mortgage Obligations, 6.18%, due 3/25/2036, Corporate Bonds, 2.38% - 10.75%, due 2/15/2020 - 7/15/2028, Corporate Notes, 2.25% - 4.63%, due 4/21/2020 - 5/22/2022, FNMA Connecticut Avenue Securities, 4.81% - 8.39%, due 7/25/2025 - 2/25/2049, Sovereign Government Securities, 2.50%, due 11/15/2027, and U.S. Treasury Securities, 0.00% - 7.50%, due 3/21/2019 - 2/28/2026, with a value of $248,054.	235,000	235,000

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2019

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Repurchase Agreements — continued

Citigroup Global Markets Holdings, Inc., 3.22%, dated 2/28/2019, due 3/27/2019, repurchase price $227,748, collateralized by Asset-Backed Securities, 0.00% - 6.00%, due 3/17/2036 - 7/26/2045, Collateralized Mortgage Obligations, 5.00%, due 11/25/2033, and U.S. Treasury Securities, 2.00% - 3.63%, due 2/28/2021 - 2/15/2049 with a value of $233,741.	227,200	227,200

Citigroup Global Markets Holdings, Inc., 2.87%, dated 2/28/2019, due 4/22/2019, repurchase price $238,704, collateralized by Asset-Backed Securities, 3.15% - 3.72%, due 5/24/2034 - 4/6/2042, Collateralized Mortgage Obligations, 0.00% - 0.06%, due 9/25/2043 - 2/25/2059, Corporate Bonds, 5.63% - 8.25%, due 4/22/2021 - 9/11/2042, Corporate Notes, 3.70% - 5.75%, due 1/11/2022 - 2/15/2029, FFCB, 2.22%, due 10/9/2020, FNMA, 0.00% - 3.56%, due 9/25/2028 - 3/1/2049, GNMA, 5.00% - 5.00%, due 1/20/2049 - 2/20/2049, Municipal Debt Securities, 6.71% - 7.47%, due 6/1/2046 - 6/1/2047, and U.S. Treasury Securities, 0.00% - 3.13%, due 2/15/2025 - 2/15/2049, with a value of $246,756.

	237,700	237,700

Credit Suisse Securities USA LLC, 2.60%, dated 2/28/2019, due 3/5/2019, repurchase price $75,027, collateralized by Asset-Backed Securities, 0.00% - 2.87%, due 10/20/2022 - 11/28/2046, and Collateralized Mortgage Obligations, 0.00% - 7.49%, due 8/15/2021 - 7/25/2058, with a value of $81,294.	75,000	75,000

Fixed Income Clearing Corp., 2.57%, dated 2/28/2019, due 3/1/2019, repurchase price $1,300,093, collateralized by U.S. Treasury Securities, 0.63% - 2.75%, due 1/31/2020 - 8/15/2025, with a value of $1,326,000.	1,300,000	1,300,000

Fixed Income Clearing Corp., 2.57%, dated 2/28/2019, due 3/1/2019, repurchase price $2,300,164, collateralized by U.S. Treasury Securities, 0.13% - 3.00%, due 4/15/2020 - 9/30/2025, with a value of $2,346,000.	2,300,000	2,300,000

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

HSBC Securities USA, Inc., 2.50%, dated 2/28/2019, due 3/1/2019, repurchase price $20,001, collateralized by Asset-Backed Securities, 1.98% - 3.14%, due 4/15/2021 - 2/20/2024, and Municipal Debt Securities, 5.50%, due 8/1/2031, with a value of $21,202.	20,000	20,000

HSBC Securities USA, Inc., 2.50%, dated 2/28/2019, due 3/1/2019, repurchase price $200,014, collateralized by Corporate Bonds, 1.85% - 8.63%, due 2/6/2020 - 9/30/2110, Corporate Notes, 1.88% - 6.00%, due 3/4/2019 - 7/21/2028, and Sovereign Government Securities, 1.88% - 5.10%, due 12/15/2020 - 4/23/2048, with a value of $210,015.	200,000	200,000

HSBC Securities USA, Inc., 2.65%, dated 2/28/2019, due 3/1/2019, repurchase price $106,008, collateralized by Corporate Bonds, 0.00% - 10.75%, due 9/15/2020 - 12/31/2099, and Municipal Debt Securities, 5.50%, due 8/1/2031, with a value of $114,488.	106,000	106,000

ING Financial Markets LLC, 2.50%, dated 2/28/2019, due 3/1/2019, repurchase price $70,005, collateralized by Corporate Bonds, 1.25% - 7.88%, due 5/15/2019 - 8/16/2077, Corporate Notes, 1.75% - 3.52%, due 6/17/2019 - 3/1/2029, and Sovereign Government Securities, 2.95%, due 1/11/2023, with a value of $73,505.	70,000	70,000

ING Financial Markets LLC, 2.50%, dated 2/28/2019, due 3/1/2019, repurchase price $80,006, collateralized by Corporate Bonds, 1.63% - 9.40%, due 6/18/2019 - 3/1/2068, Corporate Notes, 2.88% - 3.75%, due 9/15/2020 - 5/2/2023, Sovereign Government Securities, 5.50%, due 7/12/2020, and U.S. Treasury Securities, 0.00%, due 8/15/2019, with a value of $84,346.	80,000	80,000

ING Financial Markets LLC, 2.51%, dated 2/28/2019, due 3/1/2019, repurchase price $30,002, collateralized by Sovereign Government Securities, 5.50% - 7.39%, due 7/12/2020 - 12/2/2024, with a value of $31,720.	30,000	30,000

ING Financial Markets LLC, 2.60%, dated 2/28/2019, due 3/1/2019, repurchase price $5,000, collateralized by Corporate Bonds, 4.13% - 8.88%, due 10/7/2019 - 3/1/2097, and Corporate Notes, 4.25%, due 5/13/2019, with a value of $5,400.	5,000	5,000

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MONEY MARKET FUNDS	13

JPMorgan Prime Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Repurchase Agreements — continued

ING Financial Markets LLC, 2.60%, dated 2/28/2019, due 3/1/2019, repurchase price $36,003, collateralized by Corporate Bonds, 4.45% - 5.50%, due 7/16/2020 - 10/1/2028, and Corporate Notes, 4.25%, due 5/13/2019, with a value of $38,883.	36,000	36,000

ING Financial Markets LLC, 2.51%, dated 2/28/2019, due 3/4/2019, repurchase price $55,015, collateralized by Corporate Bonds, 1.75% - 5.95%, due 9/29/2019 - 8/16/2077, Corporate Notes, 2.88% - 3.75%, due 4/23/2020 - 5/2/2023, and Sovereign Government Securities, 5.50%, due 7/12/2020, with a value of $58,060.	55,000	55,000

ING Financial Markets LLC, 2.65%, dated 2/28/2019, due 3/25/2019, repurchase price $100,184, collateralized by Corporate Bonds, 4.00% - 8.88%, due 10/7/2019 - 3/1/2097, and Corporate Notes, 4.25%, due 5/13/2019, with a value of $108,245.	100,000	100,000

ING Financial Markets LLC, 2.55%, dated 2/28/2019, due 3/27/2019, repurchase price $100,191, collateralized by Corporate Bonds, 1.25% - 6.88%, due 5/14/2019 - 1/25/2049, Corporate Notes, 1.75% - 3.38%, due 6/17/2019 - 3/1/2029, and Sovereign Government Securities, 2.50% - 5.50%, due 7/12/2020 - 3/1/2041, with a value of $105,330.	100,000	100,000

Merrill Lynch PFS, Inc., 2.60%, dated 2/28/2019, due 3/1/2019, repurchase price $175,013, collateralized by Asset-Backed Securities, 0.00% - 3.64%, due 5/8/2042 - 7/26/2066, and Collateralized Mortgage Obligations, 0.06% - 3.44%, due 8/13/2027 - 5/17/2061, with a value of $185,838.	175,000	175,000

Merrill Lynch PFS, Inc., 2.65%, dated 2/28/2019, due 3/1/2019, repurchase price $350,026, collateralized by Corporate Bonds, 0.00% - 14.05%, due 3/15/2019 - 12/31/2099, and Corporate Notes, 4.00% - 8.63%, due 4/15/2020 - 12/31/2099, with a value of $368,174.	350,000	350,000

Merrill Lynch PFS, Inc., 2.80%, dated 2/28/2019, due 4/4/2019, repurchase price $280,762, collateralized by Asset-Backed Securities, 2.88% - 5.17%, due 10/18/2024 - 7/25/2058, and Collateralized Mortgage Obligations, 0.28% - 5.50%, due 12/12/2030 - 12/17/2059, with a value of $300,085.	280,000	280,000

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Merrill Lynch PFS, Inc., 2.85%, dated 2/28/2019, due 4/4/2019, repurchase price $272,754, collateralized by Corporate Bonds, 0.00% - 11.00%, due 10/1/2021 - 1/1/2099, with a value of $293,760.	272,000	272,000

Societe Generale SA, 2.52%, dated 2/28/2019, due 3/1/2019, repurchase price $434,030, collateralized by Corporate Bonds, 2.10% - 9.25%, due 1/15/2020 - 6/19/2064, Corporate Notes, 1.63% - 6.25%, due 5/2/2019 - 5/15/2038, Sovereign Government Securities, 2.63% - 10.63%, due 1/27/2020 - 4/23/2048, and U.S. Treasury Securities, 0.88% - 2.50%, due 10/31/2020 - 1/15/2029, with a value of $455,697.	434,000	434,000

Societe Generale SA, 2.62%, dated 2/28/2019, due 3/1/2019, repurchase price $671,049, collateralized by Corporate Bonds, 2.00% - 11.25%, due 3/1/2020 - 6/5/2115, Corporate Notes, 3.90% - 13.88%, due 12/1/2021 - 1/1/2099, and Sovereign Government Securities, 2.00% - 10.13%, due 10/14/2019 - 2/15/2048, with a value of $723,884.	671,000	671,000

Societe Generale SA, 2.67%, dated 2/28/2019, due 3/1/2019, repurchase price $800,059, collateralized by Corporate Bonds, 2.63% - 11.50%, due 2/15/2020 - 6/5/2115, Corporate Notes, 2.90% - 9.38%, due 11/19/2019 - 8/1/2033, and Sovereign Government Securities, 2.00% - 10.13%, due 10/14/2019 - 2/17/2045, with a value of $863,017.	800,000	800,000

Societe Generale SA, 2.60%, dated 2/28/2019, due 4/1/2019, repurchase price $80,185, collateralized by Corporate Bonds, 2.00% - 8.50%, due 5/22/2019 - 10/15/2058, Corporate Notes, 2.20% - 6.13%, due 5/15/2019 - 11/20/2048, Sovereign Government Securities, 3.25% - 6.42%, due 1/27/2020 - 9/20/2028, and U.S. Treasury Securities, 0.00% - 1.75%, due 3/28/2019 - 5/15/2047, with a value of $84,288.	80,000	80,000

UBS AG, 2.60%, dated 2/28/2019, due 3/7/2019, repurchase price $300,152, collateralized by Corporate Bonds, 1.75% - 8.45%, due 9/27/2021 - 3/1/2048, Corporate Notes, 3.30% - 5.25%, due 8/30/2023 - 4/1/2044, FHLB, 0.00%, due 5/8/2019, Sovereign Government Securities, 0.00%, due 6/29/2037, and U.S. Treasury Securities, 0.00% - 3.63%, due 3/1/2019 - 2/15/2048 with a value of $308,714.	300,000	300,000

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2019

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Repurchase Agreements — continued

Wells Fargo Securities LLC, 2.50%, dated 2/28/2019, due 3/1/2019, repurchase price $100,007, collateralized by Commercial Paper, 0.00%, due 3/21/2019 - 3/25/2019, with a value of $105,007.	100,000	100,000

Wells Fargo Securities LLC, 2.55%, dated 2/28/2019, due 3/5/2019, repurchase price $43,015, collateralized by Commercial Paper, 0.00%, due 3/28/2019 - 3/29/2019, with a value of $45,172.	43,000	43,000

Wells Fargo Securities LLC, 2.55%, dated 2/28/2019, due 3/6/2019, repurchase price $130,055, collateralized by Commercial Paper, 0.00%, due 3/22/2019 - 7/2/2019, with a value of $136,568.	130,000	130,000

Wells Fargo Securities LLC, 2.55%, dated 2/28/2019, due 3/7/2019, repurchase price $40,020, collateralized by Commercial Paper, 0.00%, due 3/25/2019 - 3/29/2019, with a value of $42,021.	40,000	40,000

Total Repurchase Agreements (Cost $10,378,900)		10,378,900

U.s. Treasury Obligations — 1.4%

U.S. Treasury Floating Rate Notes (US Treasury 3 Month Bill Money Market Yield + 0.12%), 2.53%, 4/30/2019 (b) (Cost $649,739)	650,000	649,578

U.s. Government Agency Securities — 1.1%

FHLB DN, 2.41%, 4/16/2019 (c) (Cost $498,467)	500,000	498,460

Municipal Bonds — 0.3%

Alaska — 0.2%

Alaska Housing Finance Corp., State Capital Project Series A, Rev., VRDO, 2.41%, 3/7/2019 (d)	90,000	90,000

California — 0.1%

City and County of San Francisco, Multifamily Housing, Taxable, Transbay Block 8 Tower Apartments Series H-3, Rev., VRDO, LOC:

Bank of China, 2.53%, 3/7/2019 (d) Series H-4, Rev., VRDO, LOC: Bank of China, 2.53%, 3/7/2019 (d)	15,190 24,190	15,190 24,190

		39,380

New York — 0.0% (e)

New York State Housing Finance Agency, 572 11th Avenue Housing Series A, Rev., VRDO, LOC: Bank of China, 2.54%, 3/1/2019 (d)	18,350	18,350

Total Municipal Bonds (Cost $147,730)		147,730

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Notes — 0.2%

Automobiles — 0.2%

Toyota Motor Credit Corp. (ICE LIBOR USD 3 Month + 0.14%), 2.83%, 5/14/2019 (b) (Cost $117,084)	117,000	117,075

Short-Term Investments — 74.4%

Certificates of Deposit — 38.0%

ABN AMRO Bank NV (Netherlands) 2.72%, 6/5/2019 (c)	270,000	268,108

Banco Del Estado De Chile (Chile) 2.86%, 4/1/2019	100,000	100,038

Bank of Montreal (Canada) (ICE LIBOR USD 3 Month + 0.08%), 2.85%, 3/7/2019 (b)	150,000	150,031

Bank of Nova Scotia (The) (Canada)

(ICE LIBOR USD 1 Month + 0.23%), 2.74%, 3/4/2019 (b)	75,000	75,032

(ICE LIBOR USD 1 Month + 0.27%), 2.78%, 3/4/2019 (b)	75,000	74,997

(ICE LIBOR USD 1 Month + 0.32%), 2.80%, 3/19/2019 (b)	97,000	97,066

(ICE LIBOR USD 3 Month + 0.14%), 2.92%, 4/16/2019 (b)	185,000	185,189

3.00%, 9/11/2019	90,000	90,171

Barclays Bank plc (United Kingdom) 2.78%, 5/14/2019	75,000	75,009

BNP Paribas SA (France)

(ICE LIBOR USD 3 Month + 0.11%), 2.89%, 3/13/2019 (b)	137,000	137,033

(ICE LIBOR USD 1 Month + 0.30%), 2.78%, 3/17/2019 (b)	80,000	80,029

(ICE LIBOR USD 1 Month + 0.18%), 2.70%, 4/9/2019 (b)	40,000	40,007

(ICE LIBOR USD 3 Month + 0.07%), 2.80%, 5/6/2019 (b)	100,000	100,006

Canadian Imperial Bank of Commerce (Canada) (ICE LIBOR USD 1 Month + 0.20%), 2.71%, 3/4/2019 (b)	150,000	150,047

Chiba Bank Ltd. (Japan)

2.50%, 3/15/2019	17,440	17,440

2.91%, 3/15/2019	25,000	25,005

2.70%, 4/29/2019	50,000	50,005

2.69%, 5/15/2019	50,000	50,003

2.69%, 5/20/2019	35,000	35,002

China Construction Bank Corp. (China)

2.95%, 3/11/2019	99,000	99,015

3.00%, 3/15/2019	100,000	100,022

3.05%, 3/18/2019	67,980	67,999

3.05%, 3/19/2019	80,000	80,024

3.06%, 4/11/2019	125,000	125,070

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MONEY MARKET FUNDS	15

JPMorgan Prime Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Short-Term Investments — continued

Certificates of Deposit — continued

3.06%, 4/12/2019	125,000	125,071

2.85%, 4/30/2019	85,000	85,029

2.74%, 5/24/2019	100,000	100,005

2.72%, 5/28/2019	100,000	99,998

2.71%, 5/30/2019	100,000	99,994

Commonwealth Bank of Australia (Australia)

(ICE LIBOR USD 1 Month + 0.22%), 2.73%, 3/6/2019 (b)	50,000	49,998

(ICE LIBOR USD 3 Month + 0.25%), 3.06%, 4/3/2019 (b)	50,000	50,010

Cooperatieve Rabobank UA (Netherlands)

(ICE LIBOR USD 3 Month + 0.07%), 2.86%, 3/21/2019 (b)	219,000	219,057

(ICE LIBOR USD 1 Month + 0.30%), 2.79%, 3/23/2019 (b)	150,000	150,045

(ICE LIBOR USD 1 Month + 0.22%), 2.70%, 3/27/2019 (b)	200,000	200,000

(ICE LIBOR USD 3 Month + 0.08%), 2.83%, 4/30/2019 (b)	437,000	437,355

(ICE LIBOR USD 3 Month + 0.08%), 2.81%, 5/6/2019 (b)	200,000	199,999

2.89%, 5/20/2019 (c)	150,000	149,108

Credit Industriel et Commercial (France)

(ICE LIBOR USD 1 Month + 0.29%), 2.80%, 3/1/2019 (b)	46,000	46,000

(ICE LIBOR USD 1 Month + 0.31%), 2.82%, 3/7/2019 (b)	107,000	107,068

(ICE LIBOR USD 1 Month + 0.30%), 2.79%, 3/15/2019 (b)	450,000	450,066

(ICE LIBOR USD 1 Month + 0.32%), 2.81%, 3/30/2019 (b)	100,000	100,056

(ICE LIBOR USD 3 Month + 0.10%), 2.90%, 4/16/2019 (b)	150,000	150,073

(ICE LIBOR USD 3 Month + 0.07%), 2.72%, 5/23/2019 (b)	50,000	50,008

2.77%, 8/5/2019 (c)	235,000	232,347

2.74%, 8/12/2019 (c)	188,000	185,777

Credit Suisse AG (Switzerland)

(SOFR + 0.45%), 2.82%, 3/1/2019 (b)	100,000	100,085

(ICE LIBOR USD 1 Month + 0.20%), 2.69%, 3/25/2019 (b)	180,000	180,051

Dexia Credit Local SA (France) (ICE LIBOR USD 1 Month + 0.18%), 2.70%, 3/10/2019 (b)	30,000	30,007

DNB Bank ASA (Norway) (ICE LIBOR USD 3 Month + 0.07%), 2.87%, 3/31/2019 (b)	244,000	244,077

DZ Bank AG (Germany) 2.62%, 6/19/2019 (c)	220,000	218,242

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Certificates of Deposit — continued

HSBC Bank USA NA (ICE LIBOR USD 1 Month + 0.19%), 2.68%, 3/24/2019 (b)	140,000	140,039

Industrial & Commercial Bank of China Ltd. (China)

2.93%, 3/1/2019	190,500	190,502

2.95%, 3/1/2019	180,000	180,002

3.00%, 3/15/2019	125,000	125,027

3.10%, 4/1/2019	170,000	170,085

3.10%, 4/5/2019	127,000	127,069

2.92%, 4/15/2019	65,000	65,028

2.93%, 4/18/2019	65,000	65,030

2.72%, 5/21/2019	50,000	50,004

2.71%, 5/31/2019	437,600	437,594

ING Bank NV (Netherlands)

(ICE LIBOR USD 3 Month + 0.17%), 2.96%, 4/4/2019 (b)	60,000	60,023

(ICE LIBOR USD 3 Month + 0.18%), 2.91%, 5/3/2019 (b)	150,000	149,999

(ICE LIBOR USD 3 Month + 0.16%), 2.89%, 5/7/2019 (b)	375,000	374,998

(ICE LIBOR USD 3 Month + 0.11%), 2.81%, 5/9/2019 (b)	200,000	200,020

(ICE LIBOR USD 3 Month + 0.12%), 2.76%, 5/17/2019 (b)	150,000	150,021

KBC Bank NV (Belgium) 2.55%, 3/29/2019	228,000	228,023

Landesbank Hessen-Thueringen (Germany)

2.90%, 7/3/2019	75,000	75,083

2.81%, 7/15/2019	100,000	100,080

Mitsubishi UFJ Trust & Banking Corp. (United Kingdom) (ICE LIBOR USD 1 Month + 0.19%),

2.70%, 3/8/2019 (b)	195,000	195,012

2.77%, 4/18/2019 (c)	200,000	199,313

2.58%, 5/21/2019	80,000	79,998

2.58%, 5/22/2019	100,000	99,998

Mizuho Bank Ltd. (Japan)

(ICE LIBOR USD 1 Month + 0.20%), 2.71%, 3/6/2019 (b)	190,000	190,009

(ICE LIBOR USD 1 Month + 0.19%), 2.67%, 3/19/2019 (b)	40,000	40,005

(ICE LIBOR USD 1 Month + 0.19%), 2.68%, 3/25/2019 (b)	200,000	200,032

(ICE LIBOR USD 1 Month + 0.19%), 2.68%, 3/28/2019 (b)	49,500	49,509

(ICE LIBOR USD 3 Month + 0.10%), 2.89%, 4/15/2019 (b)	240,000	240,086

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2019

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Short-Term Investments — continued

Certificates of Deposit — continued

2.72%, 4/30/2019 (c)	65,000	64,722

2.67%, 5/20/2019 (c)	50,000	49,709

2.67%, 5/20/2019 (c)	25,000	24,854

2.70%, 5/24/2019	110,000	110,031

2.69%, 6/14/2019 (c)	50,000	49,613

MUFG Bank Ltd. (Japan)

(ICE LIBOR USD 1 Month + 0.33%), 2.84%, 3/8/2019 (b)	150,000	150,129

(ICE LIBOR USD 1 Month + 0.30%), 2.79%, 3/17/2019 (b)	150,000	150,059

(ICE LIBOR USD 1 Month + 0.29%), 2.77%, 3/19/2019 (b)	435,000	435,297

(ICE LIBOR USD 1 Month + 0.28%), 2.76%, 3/22/2019 (b)	50,000	50,032

2.71%, 4/30/2019 (c)	31,000	30,868

National Australia Bank Ltd. (Australia) (ICE LIBOR USD 3 Month + 0.07%), 2.82%, 4/29/2019 (b)	275,000	275,011

Natixis SA (France)

(ICE LIBOR USD 3 Month + 0.18%), 2.85%, 3/6/2019 (b)	110,000	110,053

(ICE LIBOR USD 3 Month + 0.15%), 2.94%, 4/15/2019 (b)	300,000	300,181

(ICE LIBOR USD 3 Month + 0.10%), 2.78%, 5/17/2019 (b)	100,000	100,024

3.05%, 9/16/2019	183,000	183,409

Nordea Bank AB (Finland) (ICE LIBOR USD 1 Month + 0.17%), 2.67%, 3/15/2019 (b)	100,000	100,025

Norinchukin Bank (The) (Japan)

2.45%, 3/18/2019	40,000	40,000

2.55%, 3/28/2019	240,000	240,017

2.77%, 4/24/2019 (c)	80,000	79,690

2.65%, 4/29/2019	35,000	35,007

Oversea-Chinese Banking Corp. Ltd. (Singapore) (ICE LIBOR USD 1 Month + 0.21%), 2.70%, 3/24/2019 (b)	100,000	100,031

Royal Bank of Canada (Canada)

(ICE LIBOR USD 1 Month + 0.23%), 2.72%, 3/23/2019 (b)	75,000	75,025

(ICE LIBOR USD 1 Month + 0.25%), 2.74%, 3/24/2019 (b)	30,000	30,015

(ICE LIBOR USD 1 Month + 0.23%), 2.71%, 3/28/2019 (b)	10,000	10,004

(ICE LIBOR USD 3 Month + 0.08%), 2.82%, 5/2/2019 (b)	145,000	145,053

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Certificates of Deposit — continued

Shizuoka Bank Ltd. (The) (Japan)

2.70%, 4/29/2019	28,000	28,003

2.62%, 5/24/2019	40,000	39,999

Skandinaviska Enskilda Banken AB (Sweden)

(ICE LIBOR USD 1 Month + 0.14%), 2.66%, 3/10/2019 (b)	75,000	75,014

(ICE LIBOR USD 1 Month + 0.19%), 2.67%, 3/19/2019 (b)	80,000	80,009

(ICE LIBOR USD 3 Month + 0.13%), 2.93%, 4/4/2019 (b)	100,000	100,069

(ICE LIBOR USD 3 Month + 0.01%), 2.76%, 4/29/2019 (b)	115,000	114,999

(ICE LIBOR USD 3 Month + 0.02%), 2.78%, 4/29/2019 (b)	35,000	35,002

2.58%, 6/25/2019	175,000	175,007

Societe Generale SA (France) (ICE LIBOR USD 3 Month + 0.16%), 2.92%, 4/23/2019 (b)	30,000	30,008

Standard Chartered Bank (United Kingdom)

(ICE LIBOR USD 1 Month + 0.20%), 2.69%, 3/24/2019 (b)	124,500	124,521

(ICE LIBOR USD 3 Month + 0.14%), 2.95%, 4/3/2019 (b)	125,000	125,012

(ICE LIBOR USD 3 Month + 0.07%), 2.85%, 4/23/2019 (b)	200,000	200,037

(ICE LIBOR USD 3 Month + 0.03%), 2.78%, 4/29/2019 (b)	200,000	200,007

State Street Bank and Trust Co. (ICE LIBOR USD 1 Month + 0.25%), 2.74%, 4/23/2019 (b)	120,000	120,017

Sumitomo Mitsui Banking Corp. (Japan)

(ICE LIBOR USD 1 Month + 0.20%), 2.71%, 3/3/2019 (b)	170,000	170,037

(ICE LIBOR USD 1 Month + 0.35%), 2.86%, 3/4/2019 (b)	175,000	175,142

(ICE LIBOR USD 1 Month + 0.17%), 2.68%, 3/7/2019 (b)	30,000	30,005

(ICE LIBOR USD 1 Month + 0.20%), 2.69%, 3/28/2019 (b)	150,000	150,028

(ICE LIBOR USD 3 Month + 0.15%), 2.92%, 4/23/2019 (b)	50,000	50,010

2.69%, 5/13/2019 (c)	100,000	99,475

2.80%, 6/3/2019	60,000	60,036

2.84%, 7/29/2019 (c)	103,000	101,884

Sumitomo Mitsui Trust Bank Ltd. (Japan) (ICE LIBOR USD 1 Month + 0.27%),

2.76%, 3/23/2019 (b)	65,000	65,015

2.69%, 4/30/2019 (c)	215,000	214,085

2.70%, 4/30/2019 (c)	125,000	124,468

2.73%, 5/2/2019	70,000	70,022

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MONEY MARKET FUNDS	17

JPMorgan Prime Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Short-Term Investments — continued

Certificates of Deposit — continued

Svenska Handelsbanken AB (Sweden)

(ICE LIBOR USD 1 Month + 0.16%), 2.67%, 3/8/2019 (b)	100,000	100,006

(ICE LIBOR USD 1 Month + 0.17%), 2.67%, 3/15/2019 (b)	75,000	75,018

(ICE LIBOR USD 1 Month + 0.21%), 2.70%, 3/23/2019 (b)	135,000	135,030

(ICE LIBOR USD 3 Month + 0.07%), 2.88%, 3/28/2019 (b)	100,000	100,032

Swedbank AB (Sweden) (ICE LIBOR USD 1 Month + 0.18%), 2.67%, 3/25/2019 (b)	60,000	60,013

Toronto-Dominion Bank (The) (Canada)

(ICE LIBOR USD 3 Month + 0.11%), 2.85%, 3/6/2019 (b)	125,000	125,022

(ICE LIBOR USD 1 Month + 0.23%), 2.75%, 3/9/2019 (b)	60,000	60,021

(ICE LIBOR USD 3 Month + 0.12%), 2.94%, 3/27/2019 (b)	100,000	100,044

3.00%, 9/9/2019	40,000	40,085

Wells Fargo Bank NA

(SOFR + 0.35%), 2.72%, 3/1/2019 (b)	84,250	84,312

(ICE LIBOR USD 1 Month + 0.37%), 2.88%, 3/6/2019 (b)	200,000	200,306

(ICE LIBOR USD 1 Month + 0.35%), 2.87%, 3/11/2019 (b)	100,000	100,063

(ICE LIBOR USD 1 Month + 0.28%), 2.76%, 3/28/2019 (b)	375,000	375,233

(ICE LIBOR USD 3 Month + 0.23%), 3.04%, 4/3/2019 (b)	90,000	90,147

Westpac Banking Corp. (Australia) (ICE LIBOR USD 3 Month + 0.04%), 2.74%, 5/13/2019 (b)	35,000	35,000

Total Certificates of Deposit (Cost $17,885,432)		17,891,565

Commercial Paper — 27.2%

Alpine Securitization Ltd. (Switzerland)

2.82%, 4/22/2019 (f)	100,000	100,038

2.64%, 6/21/2019 (f)	162,000	161,972

Atlantic Asset Securitization LLC 2.79%, 5/13/2019 (c) (f)	31,000	30,838

Australia & New Zealand Banking Group Ltd. (Australia) (ICE LIBOR USD 3 Month + 0.19%), 2.84%, 5/26/2019 (b) (f)	100,000	100,138

Bank of China Ltd. (China)

2.94%, 3/1/2019 (c) (f)	166,000	165,989

2.90%, 4/18/2019 (c)	165,000	164,429

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Commercial Paper — continued

2.88%, 4/29/2019 (c)	170,000	169,266

2.81%, 5/14/2019 (c)	100,000	99,453

Bank of Nova Scotia (The) (Canada)

(ICE LIBOR USD 1 Month + 0.22%), 2.74%, 3/9/2019 (b) (f)	90,000	90,047

(ICE LIBOR USD 3 Month + 0.07%), 2.85%, 3/14/2019 (b) (f)	60,000	60,011

(ICE LIBOR USD 1 Month + 0.30%), 2.78%, 3/19/2019 (b) (f)	165,000	165,112

(ICE LIBOR USD 3 Month + 0.11%), 2.93%, 3/27/2019 (b) (f)	150,000	150,100

(ICE LIBOR USD 3 Month + 0.08%), 2.82%, 5/8/2019 (b) (f)	65,000	65,022

Barclays Bank plc (United Kingdom)

2.40%, 3/1/2019 (c) (f)	448,638	448,608

2.81%, 4/8/2019 (c) (f)	300,000	299,180

2.78%, 5/14/2019 (c) (f)	45,000	44,745

Bedford Row Funding Corp.

(ICE LIBOR USD 1 Month + 0.46%), 2.97%, 3/4/2019 (b) (f)	50,000	50,023

(ICE LIBOR USD 1 Month + 0.34%), 2.86%, 3/10/2019 (b) (f)	103,000	103,076

(ICE LIBOR USD 1 Month + 0.20%), 2.69%, 3/11/2019 (b) (f)	20,000	20,000

(ICE LIBOR USD 3 Month + 0.11%), 2.76%, 5/26/2019 (b) (f)	35,000	35,019

BNG Bank NV (Netherlands)

2.41%, 3/4/2019 (c) (f)	350,000	349,907

2.41%, 3/5/2019 (c) (f)	375,000	374,876

2.41%, 3/6/2019 (c) (f)	400,000	399,841

Caisse des Depots et Consignations (France) 2.59%, 4/3/2019 (c) (f)	500,000	498,851

Canadian Imperial Bank of Commerce (Canada)

(ICE LIBOR USD 1 Month + 0.32%), 2.83%, 3/1/2019 (b) (f)	50,000	50,055

(ICE LIBOR USD 1 Month + 0.33%), 2.84%, 3/3/2019 (b) (f)	100,000	100,094

China Construction Bank Corp. (China) 3.12%, 3/20/2019 (c) (f)	30,000	29,959

Commonwealth Bank of Australia (Australia)

(ICE LIBOR USD 1 Month + 0.21%), 2.69%, 3/16/2019 (b) (f)	29,000	29,011

(ICE LIBOR USD 1 Month + 0.28%), 2.76%, 3/19/2019 (b) (f)	160,000	160,127

(ICE LIBOR USD 3 Month + 0.03%), 2.77%, 4/30/2019 (b) (f)	50,000	50,000

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2019

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Short-Term Investments — continued

Commercial Paper — continued

(ICE LIBOR USD 3 Month + 0.04%), 2.74%, 5/7/2019 (b) (f)	50,000	50,000

(ICE LIBOR USD 3 Month + 0.05%), 2.74%, 5/7/2019 (b) (f)	40,000	40,000

(ICE LIBOR USD 3 Month + 0.05%), 2.73%, 5/10/2019 (b) (f)	100,000	100,009

Cooperative Centrale (ICE LIBOR USD 3 Month + 0.06%), 2.71%, 5/24/2019 (b)	35,000	35,005

Credit Agricole Corporate and Investment Bank (France) 2.39%, 3/1/2019 (c)	311,700	311,679

Credit Industriel et Commercial (France) 2.75%, 8/12/2019 (c)	100,000	98,817

DZ Bank AG (Germany) 2.77%, 3/7/2019 (c)	115,000	114,947

Erste Finance (De) Llc Corporate Commercial Paper (Austria) 2.40%, 3/1/2019 (c) (f)	103,969	103,961

Erste Finance Delaware LLC (Austria) 2.76%, 4/15/2019 (c) (f)	135,000	134,523

Fairway Finance Co. LLC

(ICE LIBOR USD 1 Month + 0.18%), 2.69%, 3/9/2019 (b) (f)	20,000	20,006

(ICE LIBOR USD 1 Month + 0.23%), 2.72%, 3/14/2019 (b) (f)	50,000	50,021

First Abu Dhabi Bank PJSC (United Arab Emirates)

2.82%, 3/6/2019 (c) (f)	620,000	619,750

2.81%, 4/5/2019 (c) (f)	183,000	182,533

2.77%, 4/22/2019 (c) (f)	35,000	34,864

2.66%, 5/17/2019 (c) (f)	125,000	124,265

HSBC Bank plc (United Kingdom)

(ICE LIBOR USD 1 Month + 0.19%), 2.71%, 3/9/2019 (b) (f)	100,000	100,027

(ICE LIBOR USD 1 Month + 0.20%), 2.70%, 3/13/2019 (b) (f)	113,000	113,035

(ICE LIBOR USD 1 Month + 0.30%), 2.78%, 3/19/2019 (b) (f)	100,000	100,068

(ICE LIBOR USD 3 Month + 0.04%), 2.74%, 5/13/2019 (b) (f)	300,000	299,999

(ICE LIBOR USD 3 Month + 0.04%), 2.73%, 5/20/2019 (b) (f)	130,000	130,000

ING US Funding LLC (Netherlands)

(ICE LIBOR USD 3 Month + 0.08%), 2.82%, 3/3/2019 (b)	50,000	50,008

(ICE LIBOR USD 1 Month + 0.30%), 2.79%, 3/15/2019 (b)	90,000	90,013

Kells Funding LLC

2.60%, 4/1/2019 (c) (f)	150,000	149,676

2.58%, 5/23/2019 (c) (f)	50,000	49,703

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Commercial Paper — continued

2.59%, 6/14/2019 (c) (f)	150,000	148,867

2.60%, 6/20/2019 (c) (f)	75,000	74,401

2.59%, 6/21/2019 (c) (f)	100,000	99,194

LMA-Americas LLC 2.91%, 5/9/2019 (c) (f)	125,000	124,381

Macquarie Bank Ltd. (Australia) 2.73%, 4/18/2019 (c) (f)	62,000	61,786

Matchpoint Finance plc (Ireland)

2.42%, 3/1/2019 (c) (f)	223,000	222,984

3.01%, 6/7/2019 (c)	25,000	24,815

Mitsubishi International Corp. 2.58%, 5/16/2019 (c)	100,000	99,449

Mitsubishi UFJ Trust & Banking Corp. (Japan)

2.87%, 3/22/2019 (c) (f)	31,000	30,954

2.88%, 3/25/2019 (c) (f)	100,000	99,830

Mitsubishi UFJ Trust and Banking Corp. (Japan)

2.75%, 5/15/2019 (c) (f)	50,000	49,728

National Australia Bank Ltd. (Australia)

(ICE LIBOR USD 1 Month + 0.31%), 2.83%, 3/11/2019 (b) (f)	80,000	80,044

(ICE LIBOR USD 1 Month + 0.17%), 2.67%, 3/15/2019 (b) (f)	100,000	100,025

(ICE LIBOR USD 1 Month + 0.37%), 2.85%, 3/17/2019 (b) (f)	123,000	123,210

(ICE LIBOR USD 1 Month + 0.23%), 2.71%, 3/28/2019 (b) (f)	75,000	75,031

Nationwide Building Society (United Kingdom)

2.78%, 5/17/2019 (c) (f)	95,000	94,442

2.72%, 5/24/2019 (c) (f)	76,000	75,508

Nederlandse Waterschapsbank NV (Netherlands) 2.50%, 3/11/2019 (c) (f)	306,000	305,770

Nieuw Amsterdam Receivables Corp. 2.55%, 4/5/2019 (c) (f)	30,000	29,926

Old Line Funding LLC

(ICE LIBOR USD 1 Month + 0.30%), 2.81%, 3/5/2019 (b) (f)	150,000	150,064

(ICE LIBOR USD 1 Month + 0.17%), 2.65%, 3/16/2019 (b) (f)	155,000	155,006

3.00%, 6/20/2019 (c) (f)	20,000	19,841

Royal Bank of Canada (Canada)

(ICE LIBOR USD 3 Month + 0.21%), 3.01%, 4/8/2019 (b)	100,000	100,150

(ICE LIBOR USD 3 Month + 0.16%), 2.96%, 4/15/2019 (b)	115,000	115,127

Sheffield Receivables Co. LLC 2.91%, 4/1/2019 (c) (f)	100,000	99,781

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MONEY MARKET FUNDS	19

JPMorgan Prime Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Short-Term Investments — continued

Commercial Paper — continued

Starbird Funding Corp. 2.92%, 5/9/2019 (c) (f)	110,000	109,445

Thunder Bay Funding LLC

(ICE LIBOR USD 1 Month + 0.20%), 2.71%, 3/3/2019 (b) (f)	250,000	250,086

(ICE LIBOR USD 1 Month + 0.30%), 2.79%, 3/16/2019 (b) (f)	90,000	90,035

2.57%, 3/22/2019 (c) (f)	39,500	39,440

(ICE LIBOR USD 1 Month + 0.17%), 2.65%, 3/22/2019 (b) (f)	70,000	70,001

(ICE LIBOR USD 1 Month + 0.24%), 2.72%, 3/27/2019 (b) (f)	150,000	150,000

Toronto-Dominion Bank (The) (Canada)

(ICE LIBOR USD 1 Month + 0.37%), 2.89%, 3/11/2019 (b) (f)	200,000	200,134

(ICE LIBOR USD 1 Month + 0.21%), 2.71%, 3/15/2019 (b) (f)	60,000	60,021

(ICE LIBOR USD 1 Month + 0.37%), 2.86%, 3/20/2019 (b) (f)	200,000	200,330

(ICE LIBOR USD 3 Month + 0.27%), 3.09%, 3/26/2019 (b) (f)	130,000	130,021

(ICE LIBOR USD 3 Month + 0.07%), 2.81%, 5/2/2019 (b) (f)	175,000	175,021

(ICE LIBOR USD 3 Month + 0.06%), 2.71%, 5/24/2019 (b) (f)	130,000	130,014

Toyota Credit Canada, Inc. (Canada)

2.76%, 4/8/2019 (c)	50,000	49,871

2.76%, 4/9/2019 (c)	50,000	49,868

Toyota Finance Australia Ltd. (Australia) (ICE LIBOR USD 3 Month + 0.15%), 2.93%, 3/13/2019 (b)	50,000	50,038

Toyota Motor Corp. (Japan)

(ICE LIBOR USD 1 Month + 0.23%), 2.71%, 3/28/2019 (b)	70,000	70,022

(ICE LIBOR USD 3 Month + 0.10%), 2.90%, 4/15/2019 (b)	75,000	75,045

Toyota Motor Credit Corp. (Japan)

(ICE LIBOR USD 1 Month + 0.23%), 2.71%, 3/28/2019 (b)	135,000	135,042

(ICE LIBOR USD 3 Month + 0.08%), 2.82%, 4/25/2019 (b)	35,000	35,006

Toyota Motor Finance Netherlands BV (Japan) (ICE LIBOR USD 1 Month + 0.30%), 2.79%, 3/31/2019 (b)	30,000	30,018

UBS AG (Switzerland) (ICE LIBOR USD 3 Month + 0.09%), 2.78%, 5/16/2019 (b) (f)	135,000	135,010

United Overseas Bank Ltd. (Singapore) 2.89%, 5/21/2019 (c)	50,000	49,713

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Commercial Paper — continued

Versailles Commercial Paper LLC 2.62%, 6/4/2019 (c) (f)	50,000	49,653

Westpac Banking Corp. (Australia)

(ICE LIBOR USD 3 Month + 0.10%), 2.89%, 3/20/2019 (b) (f)	100,000	100,037

(ICE LIBOR USD 3 Month + 0.13%), 2.91%, 4/15/2019 (b) (f)	131,000	131,100

Total Commercial Paper (Cost $12,790,872)		12,793,981

Time Deposits — 6.1%

Australia & New Zealand Banking Group Ltd.

2.39%, 3/1/2019	250,000	250,000

2.44%, 3/1/2019	225,000	225,000

Citibank, NA 2.45%, 3/1/2019	300,000	300,000

Credit Agricole Corporate and Investment Bank 2.39%, 3/1/2019	273,506	273,506

Erste Group Bank AG 2.40%, 3/1/2019	25,000	25,000

First Abu Dhabi Bank PJSC 2.39%, 3/1/2019	330,000	330,000

KBC Bank NV 2.39%, 3/1/2019	500,000	500,000

Landesbank Hessen-Thuringen 2.40%, 3/6/2019	200,000	200,000

Mizuho Bank Ltd. 2.42%, 3/1/2019	80,000	80,000

National Australia Bank Ltd. 2.39%, 3/1/2019	391,378	391,378

Nordea Bank AB 2.39%, 3/6/2019	300,000	300,000

Total Time Deposits (Cost $2,874,884)		2,874,884

U.s. Treasury Obligations — 3.1%

U.S. Cash Management Bills 2.41%, 3/1/2019 (c)	900,000	900,000

U.S. Treasury Bills

0.00%, 4/2/2019 (c)	60,000	59,872

2.41%, 4/23/2019 (c)	500,000	498,241

Total U.s. Treasury Obligations (Cost $1,458,121)		1,458,113

Total Short-Term Investments (Cost $35,009,309)		35,018,543

Total Investments — 99.4% (Cost $46,801,229)		46,810,286
Other Assets Less Liabilities — 0.6%		271,563

NET ASSETS — 100.0%		47,081,849

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2019

Abbreviations

DN	Discount Notes
FFCB	Federal Farm Credit Bank
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LOC	Letter of Credit
Rev.	Revenue
SOFR	Secured Overnight Financing Rate
USD	United States Dollar
VRDO	Variable Rate Demand Obligation. The interest rate shown is the rate in effect as of February 28, 2019.

(a)	The date shown represents the earliest of the next put date, next demand date or final maturity date.
(b)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of February 28, 2019.
(c)	The rate shown is the effective yield as of February 28, 2019.
(d)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of February 28, 2019.
(e)	Amount rounds to less than 0.1% of net assets.
(f)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MONEY MARKET FUNDS	21

JPMorgan Institutional Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — 64.6%

Alabama — 0.4%

Mobile Downtown Redevelopment Authority, Gulf Opportunity Zone, Austal USA LLC Project Series B, Rev., VRDO, LOC: Societe Generale, 1.78%, 3/7/2019 (b) (c)	3,785	3,785

Alaska — 0.5%

City of Valdez, Exxon Pipeline Co. Project Series B, Rev., VRDO, 1.67%, 3/1/2019 (b)	4,850	4,850

California — 0.5%

RBC Municipal Products, Inc. Trust, Floater Certificates Series G-26, Rev., VRDO, LOC: Royal Bank of Canada, 1.89%, 3/7/2019 (b) (c)	5,000	5,000

Colorado — 1.8%

City of Colorado Springs, Utilities Revenue System, Sub Lien Series A, Rev., VRDO, LIQ: Mizuho Bank Ltd., 1.78%, 3/7/2019 (b)	11,750	11,750

Tender Option Bond Trust Receipts/Certificates Series 2018-XG0195, COP, VRDO, LIQ: Bank of America NA, 1.83%, 3/7/2019 (b) (c)	4,925	4,925

		16,675

Connecticut — 1.4%

Connecticut Housing Finance Authority, Housing Mortgage Finance Program Series B, Subseries B-4, Rev., VRDO, LIQ: Wells Fargo Bank NA, 1.70%, 3/7/2019 (b)	13,160	13,160

District of Columbia — 0.6%

District of Columbia Series 2017 B-1, Rev., VRDO, LOC: Bank of America NA, 1.75%, 3/7/2019 (b)	895	895

Tender Option Bond Trust Receipts/Certificates Series 2018-ZM0610, Rev., VRDO, LIQ: Morgan Stanley Bank, 1.77%, 3/7/2019 (b) (c)	4,365	4,365

		5,260

Florida — 1.4%

Tender Option Bond Trust Receipts/Certificates

Series 2019-XF0749, Rev., VRDO, LIQ: Royal Bank of Canada, 1.79%, 3/7/2019 (b) (c)	7,735	7,735

Series 2018-G-41, Rev., VRDO, LOC: Royal Bank of Canada, 1.94%, 9/3/2019 (b) (c)	5,665	5,665

		13,400

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Illinois — 4.0%

Illinois Finance Authority, Northwestern Memorial Hospital

Series A-2, Rev., VRDO, LIQ: TD Bank NA, 1.67%, 3/1/2019 (b)	17,335	17,335

Series A-4, Rev., VRDO, LIQ: TD Bank NA, 1.72%, 3/1/2019 (b)	13,030	13,030

Illinois Finance Authority, The University of Chicago Medical Center Series 2011B, Rev., VRDO, LOC: Sumitomo Mitsui Banking Corp., 1.75%, 3/7/2019 (b)	930	930

Illinois Finance Authority, Youth Hostels Project Rev., VRDO, LOC: BMO Harris Bank NA, 1.75%, 3/7/2019 (b)	2,830	2,830

Regional Transportation Authority Series SGC-55, Class A, Rev., VRDO, FGIC, LOC: Societe Generale, 1.77%, 3/7/2019 (b) (c)	3,400	3,400

		37,525

Iowa — 0.8%

Iowa Finance Authority, Midwestern Disaster Area, Chrisbro III, Inc. Project Rev., VRDO, 1.80%, 3/7/2019 (b)	6,285	6,285

Tender Option Bond Trust Receipts/Certificates Series 2018-ZM0582, Rev., VRDO, LIQ: Barclays Bank plc, 1.77%, 3/7/2019 (b) (c)	1,200	1,200

		7,485

Maine — 0.3%

Tender Option Bond Trust Receipts/Certificates Series 2018-ZF2749, Rev., VRDO, LIQ: Morgan Stanley Bank, 1.77%, 3/7/2019 (b) (c)	2,630	2,630

Maryland — 4.7%

Montgomery County Revenue Authority Rev., VRDO, 1.81%, 3/1/2019 (b)	18,000	18,000

RBC Municipal Products, Inc. Trust, Floater Certificates Series G-28, Rev., VRDO, LOC: Royal Bank of Canada, 1.94%, 3/7/2019 (b) (c)	7,615	7,615

Tender Option Bond Trust Receipts/Certificates

Series 2018-XF2581, Rev., VRDO, LIQ: Morgan Stanley Bank, 1.77%, 3/7/2019 (b) (c)	1,460	1,460

Series 2018-XF2763, Rev., VRDO, LIQ: Citibank NA, 1.77%, 3/7/2019 (b) (c)	5,000	5,000

Series 2018-ZM0618, Rev., VRDO, LIQ: Morgan Stanley Bank, 1.77%, 3/7/2019 (b) (c)	3,350	3,350

Series 2018-G-42, Rev., VRDO, LOC: Royal Bank of Canada, 1.94%, 3/7/2019 (b) (c)	5,000	5,000

Series 2018-XG0177, Rev., VRDO, LOC: Barclays Bank plc, 1.78%, 3/7/2019 (b) (c)	3,750	3,750

		44,175

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2019

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Massachusetts — 1.0%

City of Lowell GO, BAN, 4.00%, 6/21/2019	2,170	2,184

Massachusetts State Health and Educational Facilities Authority, Capital Asset Program Series M-4A, Rev., VRDO, LOC: Bank of America NA, 1.78%, 3/7/2019 (b)	1,770	1,770

Rib Floater Trust Series 2019-004, Rev., VRDO, LIQ: Barclays Bank plc, 1.77%, 3/7/2019 (b) (c)	5,000	5,000

		8,954

Michigan — 2.8%

Michigan Finance Authority, CHE Trinity Health Credit Group Series 2013MI-1, Rev., VRDO, 1.81%, 3/1/2019 (b)	18,000	18,000

Michigan State Housing Development Authority, Single-Family Mortgage Series D, Rev., VRDO, LIQ: Industrial & Commercial Bank of China, 1.78%, 3/7/2019 (b)	4,555	4,555

Rib Floater Trust Series 2018-009, Rev., VRDO, LOC: Barclays Bank plc, 1.78%, 3/7/2019 (b) (c)	4,000	4,000

		26,555

Minnesota — 1.1%

City of Rochester, Health Care Facilities, Mayo Clinic Series A, Rev., VRDO, 1.70%, 3/7/2019 (b)	10,200	10,200

Mississippi — 2.6%

Mississippi Business Finance Corp., Gulf Opportunity Zone Industrial Development, Chevron USA, Inc. Project

Series C, Rev., VRDO, 1.69%, 3/1/2019 (b)	13,240	13,240

Series D, Rev., VRDO, 1.69%, 3/1/2019 (b)	10,000	10,000

Series G, Rev., VRDO, 1.69%, 3/1/2019 (b)	1,140	1,140

		24,380

Missouri — 3.2%

Health and Educational Facilities Authority of the State of Missouri, Health Facilities, SSM Health Series F, Rev., VRDO, 1.73%, 3/1/2019 (b)	1,700	1,700

Missouri State Health and Educational Facilities Authority, Health Facilities, SSM Health Care Series G, Rev., VRDO, 1.70%, 3/7/2019 (b)	23,480	23,480

Tender Option Bond Trust Receipts/Certificates Series 2018-XG0184, Rev., VRDO, LOC: Citibank NA, 1.79%, 3/7/2019 (b) (c)	5,000	5,000

		30,180

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Nevada — 3.3%

City of Reno, Hospital, Renown Regional Medical Center Project Series B, Rev., VRDO, LOC: Wells Fargo Bank NA, 1.70%, 3/7/2019 (b)	20,000	20,000

Tender Option Bond Trust Receipts/Certificates

Series 2018-XF0612, GO, VRDO, LIQ: Royal Bank of Canada, 1.77%, 3/7/2019 (b) (c)	6,840	6,840

Series 2019-G98, GO, VRDO, LOC: Royal Bank of Canada, 1.77%, 3/7/2019 (b) (c)	4,750	4,750

		31,590

New Jersey — 0.5%

Rib Floater Trust Series 2018-019, Rev., VRDO, LIQ: Barclays Bank plc, 1.77%, 3/7/2019 (b) (c)	5,000	5,000

New York — 10.7%

City of New York, Fiscal Year 2013 Series A, Subseries A-3, GO, VRDO, LIQ: Mizuho Bank Ltd., 1.78%, 3/1/2019 (b)	10,000	10,000

County of Nassau

Series A, GO, TAN, 4.00%, 3/15/2019	7,500	7,507

Series B, GO, BAN, 4.00%, 5/15/2019	5,000	5,022

Metropolitan Transportation Authority Series 2017C, Subseries 2017C-2F, Rev., BAN, 4.00%, 5/15/2019	1,950	1,959

New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution, Fiscal Year 2019 Rev., VRDO, LIQ: Industrial & Commercial Bank of China, 1.77%, 3/7/2019 (b)	11,000	11,000

New York State Dormitory Authority, City University System, CONS Fifth General Resolution Series D, Rev., VRDO, LOC: TD Bank NA, 1.69%, 3/7/2019 (b)	6,735	6,735

New York State Housing Finance Agency, 330 West 39th Street Housing Series A, Rev., VRDO, LOC: Landesbank Hessen-Thueringen, 1.75%, 3/7/2019 (b)	15,000	15,000

New York State Housing Finance Agency, Manhattan West Residential Housing

Series A, Rev., VRDO, LOC: Bank of China, 1.76%, 3/1/2019 (b)	12,500	12,500

Series A, Rev., VRDO, LOC: Bank of China, 1.78%, 3/7/2019 (b)	650	650

Tender Option Bond Trust Receipts/Certificates

Series 2015-ZF0264, Rev., VRDO, LIQ: TD Bank NA, 1.76%, 3/7/2019 (b) (c)	6,265	6,265

Series 2016-ZF0381, Rev., VRDO, LIQ: TD Bank NA, 1.76%, 3/7/2019 (b) (c)	4,015	4,015

FEBRUARY 28, 2019	J.P. MORGAN MONEY MARKET FUNDS	23

JPMorgan Institutional Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

New York — continued

Series 2017-XF0566, Rev., VRDO, LIQ: TD Bank NA, 1.76%, 3/7/2019 (b) (c)	4,000	4,000

Series 2018-XF0238, Rev., VRDO, LIQ: TD Bank NA, 1.76%, 3/7/2019 (b) (c)	5,000	5,000

Series 2018-XF2757, Rev., VRDO, LIQ: Morgan Stanley Bank, 1.76%, 3/7/2019 (b) (c)	3,000	3,000

Series 2016-XF2344, Rev., VRDO, LIQ: Citibank NA, 1.77%, 3/7/2019 (b) (c)	3,500	3,500

Series 2018-XF2529, Rev., VRDO, LIQ: Citibank NA, 1.77%, 3/7/2019 (b) (c)	2,625	2,625

Town of Colonie GO, BAN, 3.00%, 3/15/2019	1,765	1,766

		100,544

North Carolina — 1.5%

City of Charlotte, 2003 Governmental Facilities Projects Series G, COP, VRDO, LIQ: Wells Fargo Bank NA, 1.70%, 3/7/2019 (b)	8,000	8,000

North Carolina Medical Care Commission, Moses Cone Health System Series A, Rev., VRDO, LIQ: BMO Harris Bank NA, 1.70%, 3/7/2019 (b)	6,450	6,450

		14,450

Ohio — 0.6%

Tender Option Bond Trust Receipts/Certificates

Series 2018-ZF0670, Rev., VRDO, LIQ: Bank of America NA, 1.77%, 3/7/2019 (b) (c)	2,000	2,000

Series 2018-XF2613-1, Rev., VRDO, LIQ: Citibank NA, 1.82%, 3/7/2019 (b) (c)	4,000	4,000

		6,000

Oregon — 0.7%

Tender Option Bond Trust Receipts/Certificates Series 2018-ZM0637, Rev., VRDO, LIQ: Royal Bank of Canada, 1.77%, 3/7/2019 (b) (c)	6,250	6,250

Pennsylvania — 1.1%

Tender Option Bond Trust Receipts/Certificates Series 2018-XG0201, Rev., VRDO, GTD , LOC: Barclays Bank plc, 1.78%, 3/7/2019 (b) (c)	10,000	10,000

Rhode Island — 1.7%

Rhode Island Health & Educational Building Corp., Higher Education Facilities, Brown University Series A, Rev., VRDO, LIQ: HSBC Bank USA NA, 1.74%, 3/7/2019 (b)	2,185	2,185

Tender Option Bond Trust Receipts/Certificates

Series 2018-ZF2712, Rev., VRDO, GNMA/FNMA/FHLMC, LIQ: Morgan Stanley Bank, 1.78%, 3/7/2019 (b) (c)	3,700	3,700

Series 2018-ZM0631, Rev., VRDO, LIQ: Royal Bank of Canada, 1.79%, 3/7/2019 (b) (c)	6,035	6,035

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Rhode Island — continued

Series 2018-ZM0632, Rev., VRDO, LIQ: Royal Bank of Canada, 1.79%, 3/7/2019 (b) (c)	4,050	4,050

		15,970

South Carolina — 0.8%

Tender Option Bond Trust Receipts/Certificates Series 2019-BAML5004, Rev., VRDO, LIQ: Bank of America NA, 1.78%, 3/7/2019 (b) (c)	7,500	7,500

Tennessee — 1.5%

Clarksville Public Building Authority, Pooled Financing, Tennessee Municipal Bond Fund Rev., VRDO, LOC: Bank of America NA, 1.74%, 3/1/2019 (b)	13,785	13,785

Greeneville Health and Educational Facilities Board, Ballad Health Series B, Rev., VRDO, LOC: U.S. Bank NA, 1.72%, 3/7/2019 (b)	700	700

		14,485

Texas — 6.7%

City of Houston, Combined Utility System, First Lien Series B-4, Rev., VRDO, LOC: Bank of Tokyo-Mitsubishi UFJ Ltd., 1.76%, 3/7/2019 (b)	17,250	17,250

Lower Neches Valley Authority Industrial Development Corp., ExxonMobil Project

Series A-2, Rev., VRDO, 1.67%, 3/1/2019 (b)	1,170	1,170

Subseries A-3, Rev., VRDO, 1.67%, 3/1/2019 (b)	300	300

State of Texas, Veterans Bonds Series A, GO, VRDO, LIQ: State Street Bank & Trust, 1.79%, 3/7/2019 (b)	10,320	10,320

Tarrant County Cultural Education Facilities Finance Corp.

Series 2017-B, Rev., VRDO, 1.75%, 3/7/2019 (b)	3,340	3,340

Series C-2, Rev., VRDO, LOC: Bank of New York Mellon, 1.78%, 3/7/2019 (b)	3,200	3,200

Tarrant County Cultural Education Facilities Finance Corp., Texas Health Resources System Series 2012-B, Rev., VRDO, 1.73%, 3/7/2019 (b)	150	150

Tender Option Bond Trust Receipts/Certificates

Series 2018-G-85, GO, VRDO, PSF-GTD, LOC: Royal Bank of Canada, 1.77%, 3/7/2019 (b) (c)	6,175	6,175

Series 2018-XF0645, Rev., VRDO, LIQ: TD Bank NA, 1.77%, 3/7/2019 (b) (c)	4,000	4,000

Series 2018-XF0648, GO, VRDO, PSF-GTD, LIQ: TD Bank NA, 1.77%, 3/7/2019 (b) (c)	3,745	3,745

Series 2018-ZF2570, Rev., VRDO, LIQ: Morgan Stanley Bank, 1.77%, 3/7/2019 (b) (c)	5,995	5,995

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2019

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Texas — continued

Series 2018-ZF2662, GO, VRDO, PSF-GTD, LIQ: Morgan Stanley Bank, 1.77%, 3/7/2019 (b) (c)	3,840	3,840

Series 2018-ZF2721, GO, VRDO, LIQ: Morgan Stanley Bank, 1.77%, 3/7/2019 (b) (c)	3,335	3,335

		62,820

Utah — 2.1%

County of Utah Hospital, IHC Health Services, Inc. Series C, Rev., VRDO, LIQ: TD Bank NA, 1.70%, 3/1/2019 (b)	11,400	11,400

County of Weber, IHC Health Services Series B, Rev., VRDO, LIQ: U.S. Bank NA, 1.72%, 3/7/2019 (b)	2,340	2,340

Tender Option Bond Trust Receipts/Certificates Series 2018-ZM0652, Rev., VRDO, LIQ: Morgan Stanley Bank, 1.78%, 3/7/2019 (b) (c)	3,425	3,425

Series 2018-XG0171, Rev., VRDO, LIQ: Royal Bank of Canada, 1.80%, 3/7/2019 (b) (c)	3,000	3,000

		20,165

Virginia — 3.9%

County of Loudon, IDA, Multi-Modal, Howard Huges Medical Institute Series B, Rev., VRDO, 1.75%, 3/7/2019 (b)	2,205	2,205

Loudoun County Economic Development Authority Series A, Rev., VRDO, 1.73%, 3/7/2019 (b)	1,495	1,495

Tender Option Bond Trust Receipts/Certificates

Series 2018-XF0606, Rev., VRDO, LIQ: Bank of America NA, 1.76%, 3/7/2019 (b) (c)	8,500	8,500

Series 2018-XL0069, Rev., VRDO, LIQ: Barclays Bank plc, 1.77%, 3/7/2019 (b) (c)	8,170	8,170

Series 2018-ZF2713, Rev., VRDO, LIQ: Morgan Stanley Bank, 1.77%, 3/7/2019 (b) (c)	7,500	7,500

Virginia Small Business Financing Authority, Carilion Clinic Obligated Group Series 2008B, Rev., VRDO, LOC: Wells Fargo Bank NA, 1.72%, 3/7/2019 (b)	8,500	8,500

		36,370

Washington — 0.0% (d)

Washington State Housing Finance Commission Rev., VRDO, LOC: Wells Fargo Bank NA, 1.75%, 3/7/2019 (b)	320	320

Wisconsin — 0.8%

Tender Option Bond Trust Receipts/Certificates

Series 2018-XF2634, Rev., VRDO, LIQ: Credit Suisse AG, 1.77%, 3/7/2019 (b) (c)	2,000	2,000

Series 2018-XG0174, Rev., VRDO, LIQ: Bank of America NA, 1.79%, 3/7/2019 (b) (c)	4,000	4,000

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Wisconsin — continued

Wisconsin Housing & Economic Development Authority, Home Ownership Series E, Rev., VRDO, LIQ: FHLMC, 1.76%, 3/7/2019 (b)	1,825	1,825

		7,825

Wyoming — 1.6%

County of Uinta Rev., VRDO, 1.69%, 3/1/2019 (b)	15,450	15,450

Total Municipal Bonds (Cost $608,952)		608,953

	SHARES (000)
Variable Rate Demand Preferred Shares — 4.2%

New York — 1.0%

Nuveen New York AMT-Free Quality Municipal Income Fund Series 3, LIQ: Citibank NA, 1.80%, 3/7/2019 # (c)	10,000	10,000

Other — 3.2%

Nuveen AMT-Free Quality Municipal Income Fund Series 4, LIQ: Barclays Bank plc, 1.82%, 3/7/2019 # (c)	30,000	30,000

Total Variable Rate Demand Preferred Shares (Cost $40,000)		40,000

	PRINCIPAL AMOUNT ($000)
Short-Term Investments — 33.0%

Commercial Paper — 33.0%

Alachua County Health Facilities Authority 1.65%, 3/5/2019	10,000	10,000

California Statewide Communities Development Authority, Kaiser Permanent 1.70%, 4/1/2019	1,000	1,000

City of Dallas 1.85%, 5/9/2019	7,200	7,200

City of Garland 1.78%, 4/24/2019	7,500	7,499

City of Garland, Electric Utility System

1.66%, 4/8/2019	11,000	10,998

1.66%, 4/8/2019	5,470	5,469

City of Rochester, Health Care Facilities, Mayo Clinic 1.65%, 4/3/2019	10,000	9,998

County of Harris

1.61%, 3/7/2019	6,195	6,195

1.61%, 3/7/2019	5,540	5,540

County of Hillsborough

1.60%, 3/14/2019	6,138	6,138

1.83%, 5/16/2019	5,000	5,000

FEBRUARY 28, 2019	J.P. MORGAN MONEY MARKET FUNDS	25

JPMorgan Institutional Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Short-Term Investments — continued

Commercial Paper — continued

County of York, National Rural Utilities Cooperative Finance Corp.

1.62%, 3/1/2019	15,950	15,950

1.62%, 3/1/2019	12,500	12,500

Dallas Area Rapid Transit, Senior Lien 1.70%, 5/2/2019	10,000	9,997

District of Columbia

1.95%, 3/4/2019	9,000	9,000

1.80%, 4/3/2019	20,000	20,000

Health and Educational Facilities Authority of the State of Missouri

1.84%, 3/13/2019	5,000	5,000

1.85%, 6/20/2019	5,000	4,999

Illinois Finance Authority 1.85%, 5/23/2019	6,000	6,000

Indiana State Finance Authority 1.62%, 3/18/2019	7,000	6,999

Las Vegas Valley Water District 1.62%, 3/5/2019	15,000	15,000

Omaha Public Power District, Electric System

1.66%, 3/6/2019	10,000	10,000

1.63%, 5/3/2019	8,700	8,696

Regents of the University of Michigan 1.63%, 4/3/2019	10,000	9,998

Regents of the University of Minnesota 1.62%, 3/6/2019	5,600	5,600

San Antonio Electric & Gas 1.75%, 6/5/2019	4,500	4,498

Southwestern Illinois Development Authority, Health Facilities 1.63%, 4/2/2019	10,000	9,998

State of Maryland, Health & Higher Educational Facilities Authority 1.59%, 3/7/2019	17,861	17,860

State of Texas, Public Finance Authority

1.60%, 3/7/2019	750	750

1.74%, 3/18/2019	10,000	10,000

State of Wisconsin

1.58%, 3/5/2019	9,415	9,415

1.65%, 3/5/2019	5,600	5,600

University of Massachusetts Building Authority 1.75%, 6/25/2019	7,000	6,997

University of Minnesota 1.64%, 3/5/2019	7,372	7,372

University of Texas System

1.60%, 4/16/2019	5,000	4,998

1.60%, 4/18/2019	5,000	4,998

1.66%, 5/6/2019	4,539	4,537

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Commercial Paper — continued

1.80%, 5/15/2019	5,000	4,999

1.70%, 6/6/2019	5,000	4,998

Total Commercial Paper (Cost $311,830)		311,796

Total Short-Term Investments (Cost $311,830)		311,796

Total Investments — 101.8% (Cost $960,782)		960,749
Liabilities in Excess of Other Assets — (1.8%)		(17,400)

NET ASSETS — 100.0%		943,349

Percentages indicated are based on net assets.

Abbreviations

AMT	Alternative Minimum Tax
BAN	Bond Anticipation Note
CONS	Consolidated Bonds
COP	Certificate of Participation
FGIC	Insured by Financial Guaranty Insurance Co.
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
GO	General Obligation
GTD	Guaranteed
IDA	Industrial Development Authority
LIQ	Liquidity Agreement
LOC	Letter of Credit
PSF-GTD	Permanent School Fund Guaranteed
Rev.	Revenue
TAN	Tax Anticipation Note
VRDO	Variable Rate Demand Obligation. The interest rate shown is the rate in effect as of February 28, 2019.

(a)	The date shown represents the earliest of the next put date, next demand date or final maturity date.
(b)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of February 28, 2019.
(c)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(d)	Amount rounds to less than 0.1% of net assets.
#	Variable Rate Demand Preferred Shares of a closed-end investment company which has a weekly demand feature. The interest rate shown is the rate in effect as of February 28, 2019.

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2019

JPMorgan Securities Lending Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Repurchase Agreements — 7.7%

HSBC Securities USA, Inc., 2.50%, dated 2/28/2019, due 3/1/2019, repurchase price $45,003, collateralized by Corporate Bonds, 2.63% - 5.15%, due 1/14/2020 - 9/15/2054, and Corporate Notes, 2.50% - 3.50%, due 1/8/2021 - 2/27/2029, with a value of $47,253.	45,000	45,000

HSBC Securities USA, Inc., 2.65%, dated 2/28/2019, due 3/1/2019, repurchase price $25,002, collateralized by Corporate Bonds, 3.50% - 8.38%, due 12/1/2021 - 12/31/2099, and Municipal Debt Securities, 5.35%, due 8/1/2031, with a value of $27,002.	25,000	25,000

ING Financial Markets LLC, 2.50%, dated 2/28/2019, due 3/1/2019, repurchase price $10,001, collateralized by Corporate Bonds, 1.25% - 7.88%, due 5/15/2019 - 3/1/2068, Corporate Notes, 2.88%, due 3/25/2023, and Sovereign Government Securities, 7.39%, due 12/2/2024, with a value of $10,501.	10,000	10,000

ING Financial Markets LLC, 2.60%, dated 2/28/2019, due 3/1/2019, repurchase price $15,001, collateralized by Corporate Bonds, 4.45% - 8.88%, due 5/10/2020 - 3/1/2068, with a value of $16,201.	15,000	15,000

ING Financial Markets LLC, 2.60%, dated 2/28/2019, due 3/1/2019, repurchase price $15,001, collateralized by Corporate Bonds, 4.13% - 8.88%, due 10/7/2019 - 11/15/2024, and Corporate Notes, 4.25%, due 5/13/2019, with a value of $16,202.	15,000	15,000

Societe Generale SA, 2.62%, dated 2/28/2019, due 3/1/2019, repurchase price $110,008, collateralized by Corporate Bonds, 2.80% - 11.50%, due 6/1/2020 - 1/1/2049, Corporate Notes, 2.45% - 7.25%, due 11/19/2019 - 8/1/2033, and Sovereign Government Securities, 2.00% - 10.63%, due 6/17/2019 - 4/16/2043, with a value of $118,423.	110,000	110,000

Total Repurchase Agreements (Cost $220,000)		220,000

Short-Term Investments — 96.8%

Commercial Paper — 45.6%

Agricultural Bank of China Ltd. (China) 2.72%, 6/3/2019 (b) (c)	25,000	24,823

Alpine Securitization Ltd. (Switzerland) 2.82%, 4/22/2019 (b)	700	700

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Commercial Paper — continued

Autobahn Funding Co. LLC 2.40%, 3/1/2019 (b) (c)	25,000	24,998

Bank of China Ltd. (China)

2.94%, 3/1/2019 (b) (c)	17,000	16,999

2.90%, 4/18/2019 (c)	25,000	24,913

Bank of Nova Scotia (The) (Canada) (ICE LIBOR USD 3 Month + 0.11%), 2.93%, 3/27/2019 (b) (d)	1,001	1,001

Barclays Bank plc (United Kingdom) 2.40%, 3/1/2019 (b) (c)	135,000	134,991

Barton Capital LLC 2.40%, 3/1/2019 (b) (c)	30,000	29,998

BNG Bank NV (Netherlands) 2.41%, 3/4/2019 (b) (c)	30,000	29,992

Canadian Imperial Bank of Commerce (Canada)

(ICE LIBOR USD 1 Month + 0.35%), 2.86%, 3/1/2019 (b) (d)	35,000	35,045

(ICE LIBOR USD 1 Month + 0.33%), 2.84%, 3/3/2019 (b) (d)	13,000	13,012

Cedar Springs Capital Co. LLC 2.48%, 3/1/2019 (b) (c)	140,000	139,990

Commonwealth Bank of Australia (Australia)

(ICE LIBOR USD 1 Month + 0.21%), 2.69%, 3/16/2019 (b) (d)	1,000	1,000

(ICE LIBOR USD 3 Month + 0.03%), 2.77%, 4/30/2019 (b) (d)	10,000	10,000

(ICE LIBOR USD 3 Month + 0.05%), 2.74%, 5/7/2019 (b) (d)	48,000	48,000

CRC Funding LLC 2.84%, 4/3/2019 (b) (c)	19,000	18,956

DBS Bank Ltd. (Singapore) (ICE LIBOR USD 1 Month + 0.14%), 2.62%, 3/21/2019 (b) (d)	500	500

DCAT LLC 2.51%, 3/11/2019 (c)	5,080	5,076

DZ Bank AG (Germany) 2.77%, 3/7/2019 (c)	35,000	34,984

Federation des Caisses Desjardins du Quebec (Canada) 3.03%, 8/9/2019 (b) (c)	6,000	5,929

First Abu Dhabi Bank PJSC (United Arab Emirates) 2.82%, 3/6/2019 (b) (c)	30,000	29,988

Gotham Funding Corp. 2.81%, 3/13/2019 (b) (c)	40,000	39,965

HSBC Bank plc (United Kingdom) (ICE LIBOR USD 3 Month + 0.04%), 2.73%, 5/20/2019 (b) (d)	25,000	25,000

Industrial & Commercial Bank of China Ltd. (China) 2.39%, 3/1/2019 (b) (c)	75,000	74,995

ING US Funding LLC (Netherlands) (ICE LIBOR USD 1 Month + 0.34%), 2.84%, 3/13/2019 (d)	30,000	30,028

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MONEY MARKET FUNDS	27

JPMorgan Securities Lending Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Short-Term Investments — continued

Commercial Paper — continued

Intercontinental Exchange Inc.

2.51%, 3/6/2019 (b) (c)	13,000	12,995

2.51%, 3/11/2019 (b) (c)	12,000	11,992

Lloyds Bank plc (United Kingdom) (ICE LIBOR USD 1 Month + 0.12%), 2.92%, 4/11/2019 (d)	55,000	55,019

LMA-Americas LLC

2.63%, 4/1/2019 (b) (c)	748	748

2.91%, 5/9/2019 (b) (c)	10,000	9,951

Macquarie Bank Ltd. (Australia)

2.55%, 3/21/2019 (b) (c)	13,000	12,981

2.73%, 4/18/2019 (b) (c)	20,000	19,931

Matchpoint Finance plc (Ireland) 2.42%, 3/1/2019 (b) (c)	66,000	65,995

MUFG Bank Ltd. (Japan) 2.78%, 4/9/2019 (c)	18,000	17,950

Nationwide Building Society (United Kingdom)

2.72%, 5/24/2019 (b) (c)	24,000	23,844

2.67%, 6/12/2019 (b) (c)	10,000	9,920

Natixis SA (France) (ICE LIBOR USD 3 Month + 0.14%), 2.94%, 4/11/2019 (d)	48,000	48,025

Nieuw Amsterdam Receivables Corp. 2.43%, 3/1/2019 (b) (c)	3,895	3,895

Old Line Funding LLC 3.00%, 6/20/2019 (b) (c)	10,000	9,921

Oversea-Chinese Banking Corp. Ltd. (Singapore) 2.57%, 5/28/2019 (b) (c)	25,000	24,843

Pricoa Short Term Funding LLC 2.68%, 8/5/2019 (b) (c)	25,000	24,718

Starbird Funding Corp. 2.92%, 5/9/2019 (b) (c)	10,000	9,950

Sumitomo Mitsui Trust Bank Ltd. (Japan) 2.79%, 3/11/2019 (b) (c)	17,000	16,988

Suncorp-Metway Ltd. (Australia) 2.60%, 3/18/2019 (b) (c)	700	700

Thunder Bay Funding LLC 2.57%, 3/22/2019 (b) (c)	500	500

Toyota Finance Australia Ltd. (Australia) (ICE LIBOR USD 3 Month + 0.15%), 2.93%, 3/13/2019 (d)	10,000	10,006

United Overseas Bank Ltd. (Singapore)

2.89%, 5/17/2019 (b) (c)	28,000	27,847

2.89%, 5/21/2019 (c)	9,000	8,948

2.93%, 5/28/2019 (b) (c)	12,000	11,925

Victory Receivables Corp.

2.40%, 3/1/2019 (b) (c)	15,000	14,999

2.55%, 3/11/2019 (b) (c)	15,000	14,989

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Commercial Paper — continued

Westpac Banking Corp. (Australia) (ICE LIBOR USD 1 Month + 0.32%), 2.83%, 3/10/2019 (b) (d)	36,000	36,041

Total Commercial Paper (Cost $1,306,273)		1,306,504

Time Deposits — 22.5%

China Construction Bank Corp. (China) 2.39%, 3/1/2019	85,000	85,000

Credit Agricole Corporate and Investment Bank (France) 2.39%, 3/1/2019	50,408	50,408

Erste Group Bank AG (Austria) 2.40%, 3/1/2019	140,000	140,000

First Abu Dhabi Bank PJSC 2.39%, 3/1/2019	100,000	100,000

Mizuho Bank Ltd. (Japan) 2.42%, 3/1/2019	85,000	85,000

National Australia Bank Ltd. (Australia) 2.39%, 3/1/2019	50,000	50,000

Swedbank AB 2.39%, 3/1/2019	135,000	135,000

Total Time Deposits (Cost $645,408)		645,408

Certificates of Deposit — 21.7%

Bank of Nova Scotia (The) (Canada)

(ICE LIBOR USD 1 Month + 0.34%), 2.85%, 3/5/2019 (d)	13,500	13,514

3.00%, 9/11/2019	5,000	5,010

Chiba Bank Ltd. (Japan)

2.70%, 5/14/2019	6,001	6,001

2.63%, 5/28/2019	10,000	10,000

2.63%, 5/31/2019	25,000	24,997

China Construction Bank Corp. (China)

2.93%, 3/1/2019	18,500	18,500

2.95%, 3/11/2019	6,001	6,001

3.00%, 3/15/2019	5,001	5,001

2.75%, 5/20/2019	20,001	20,001

Cooperatieve Rabobank UA (Netherlands)

(ICE LIBOR USD 3 Month + 0.07%), 2.86%, 3/21/2019 (d)	1,000	1,000

(ICE LIBOR USD 3 Month + 0.08%), 2.83%, 4/30/2019 (d)	28,000	28,022

Credit Industriel et Commercial (France)

2.78%, 3/1/2019 (c)	12,000	12,000

(ICE LIBOR USD 1 Month + 0.31%), 2.82%, 3/7/2019 (d)	15,000	15,010

(ICE LIBOR USD 3 Month + 0.10%), 2.90%, 4/16/2019 (d)	36,000	36,017

2.74%, 8/12/2019 (c)	12,000	11,858

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2019

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Short-Term Investments — continued

Certificates of Deposit — continued

DNB Bank ASA (Norway) (ICE LIBOR USD 3 Month + 0.07%), 2.87%, 3/31/2019 (d)	1,000	1,000

DZ Bank AG (Germany) (ICE LIBOR USD 3 Month + 0.05%), 2.69%, 5/27/2019 (d)	30,000	30,000

HSBC Bank USA NA (ICE LIBOR USD 1 Month + 0.19%), 2.68%, 3/24/2019 (d)	25,000	25,007

Industrial & Commercial Bank of China Ltd. (China)

2.93%, 3/1/2019	4,500	4,500

3.00%, 3/15/2019	5,001	5,001

2.89%, 4/23/2019	15,000	15,006

2.72%, 5/21/2019	20,000	20,002

2.73%, 5/24/2019	10,001	10,001

2.71%, 5/31/2019	7,400	7,400

Mizuho Bank Ltd. (Japan)

2.76%, 3/6/2019	8,000	8,000

(ICE LIBOR USD 1 Month + 0.29%), 2.81%, 3/11/2019 (d)	31,000	31,016

(ICE LIBOR USD 1 Month + 0.19%), 2.68%, 3/28/2019 (d)	500	500

2.67%, 5/20/2019 (c)	15,000	14,913

MUFG Bank Ltd. (Japan) (ICE LIBOR USD 1 Month + 0.28%), 2.76%, 3/22/2019 (d)	10,000	10,006

Natixis SA (France) (ICE LIBOR USD 3 Month + 0.18%), 2.85%, 3/6/2019 (d)	12,000	12,006

Skandinaviska Enskilda Banken AB (Sweden) 2.58%, 6/25/2019	25,001	25,001

Standard Chartered Bank (United Kingdom) (ICE LIBOR USD 1 Month + 0.35%),

2.86%, 3/10/2019 (d)	14,000	14,006

(ICE LIBOR USD 1 Month + 0.20%), 2.69%, 3/24/2019 (d)	500	500

Sumitomo Mitsui Banking Corp. (Japan)

2.73%, 3/1/2019	1,250	1,250

2.76%, 3/6/2019	8,500	8,500

(ICE LIBOR USD 1 Month + 0.17%), 2.68%, 3/7/2019 (d)	10,002	10,002

2.80%, 6/3/2019	55,000	55,033

Sumitomo Mitsui Trust Bank Ltd. (Japan) 2.80%, 3/13/2019	10,001	10,001

Svenska Handelsbanken AB (Sweden)

(ICE LIBOR USD 1 Month + 0.30%), 2.78%, 3/19/2019 (d)	39,000	39,032

(ICE LIBOR USD 3 Month + 0.07%), 2.88%, 3/28/2019 (d)	1,000	1,000

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Certificates of Deposit — continued

Toronto-Dominion Bank (The) (Canada)

(ICE LIBOR USD 3 Month + 0.12%), 2.94%, 3/27/2019 (d)	1,000	1,000

3.00%, 9/9/2019	5,000	5,011

Wells Fargo Bank NA

(SOFR + 0.35%), 2.72%, 3/1/2019 (d)	751	751

(ICE LIBOR USD 1 Month + 0.36%), 2.87%, 3/6/2019 (d)	16,500	16,524

(ICE LIBOR USD 1 Month + 0.37%), 2.85%, 3/17/2019 (d)	27,000	27,041

Total Certificates of Deposit (Cost $621,664)		621,942

U.S. Treasury Obligations — 7.0%

U.S. Cash Management Bills 2.41%, 3/1/2019 (c)	100,000	100,000

U.S. Treasury Bills 0.00%, 4/2/2019 (c)	100,000	99,787

Total U.S. Treasury Obligations (Cost $199,813)		199,787

Total Short-term Investments (Cost $2,773,158)		2,773,641

Total Investments — 104.5% (Cost $2,993,158)		2,993,641
Liabilities in Excess of Other Assets — (4.5%)		(128,102)

Net Assets — 100.0%		2,865,539

Percentages indicated are based on net assets.

Abbreviations

ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
PJSC	Public Joint Stock Company
SOFR	Secured Overnight Financing Rate
USD	United States Dollar

(a)	The date shown represents the earliest of the next put date, next demand date or final maturity date.
(b)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(c)	The rate shown is the effective yield as of February 28, 2019.
(d)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of February 28, 2019.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MONEY MARKET FUNDS	29

JPMorgan Liquid Assets Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Repurchase Agreements — 19.1%

Barclays Capital, Inc., 2.59%, dated 2/28/2019, due 3/7/2019, repurchase price $10,005, collateralized by Asset-Backed Securities, 0.00%, due 2/10/2029 - 1/10/2031, with a value of $11,000.	10,000	10,000

Barclays Capital, Inc., 2.86%, dated 2/28/2019, due 4/4/2019, repurchase price $30,083, collateralized by Asset-Backed Securities, 0.00%, due 2/10/2029 - 1/10/2031, with a value of $33,000.	30,000	30,000

BMO Capital Markets Corp., 2.50%, dated 2/28/2019, due 3/1/2019, repurchase price $125,009, collateralized by Asset-Backed Securities, 0.00% - 4.08%, due 11/16/2020 - 4/25/2037, Corporate Bonds, 1.90% - 12.50%, due 9/9/2019 - 1/1/2049, Corporate Notes, 1.80% - 3.97%, due 3/15/2019 - 3/5/2029, FHLMC, 2.99%, due 10/25/2047, and Sovereign Government Securities, 1.50% - 3.13%, due 4/4/2019 - 9/25/2023, with a value of $131,828.	125,000	125,000

BMO Capital Markets Corp., 2.60%, dated 2/28/2019, due 3/7/2019, repurchase price $50,025, collateralized by Asset-Backed Securities, 2.70% - 3.55%, due 10/17/2022 - 2/25/2036, Corporate Bonds, 3.35% - 8.25%, due 10/22/2021 - 3/15/2049, Corporate Notes, 2.05%, due 8/17/2026, FNMA, 4.00%, due 2/25/2049, GNMA, 0.00% - 3.50%, due 1/20/2049 - 2/20/2049, and Sovereign Government Securities, 1.50%, due 4/4/2019, with a value of $52,773.	50,000	50,000

BNP Paribas SA, 2.55%, dated 2/28/2019, due 3/1/2019, repurchase price $25,002, collateralized by Asset-Backed Securities, 4.00%, due 12/15/2059,Corporate Bonds, 3.50% - 12.00%, due 5/15/2022 - 1/1/2049, and FNMA Connecticut Avenue Securities, 4.81%, due 10/26/2048, with a value of $27,010.	25,000	25,000

Credit Suisse Securities USA LLC, 2.60%, dated 2/28/2019, due 3/5/2019, repurchase price $25,009, collateralized by Asset-Backed Securities, 0.00% - 10.88%, due 3/15/2019 - 12/25/2046, Collateralized Mortgage Obligations, 0.00% - 6.50%, due 10/19/2026 - 7/25/2058, Corporate Bonds, 8.38% - 14.00%, due 2/13/2020 - 4/1/2022, and Corporate Notes, 6.75%, due 5/20/2036, with a value of $27,376.	25,000	25,000

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Fixed Income Clearing Corp., 2.57%, dated 2/28/2019, due 3/1/2019, repurchase price $200,014, collateralized by U.S. Treasury Securities, 0.00%, due 2/27/2020, with a value of $204,000.	200,000	200,000

HSBC Securities USA, Inc., 2.50%, dated 2/28/2019, due 3/1/2019, repurchase price $30,002, collateralized by Corporate Bonds, 2.95% - 4.25%, due 9/24/2020 - 12/15/2025, Corporate Notes, 3.58% - 3.70%, due 10/23/2024 - 5/22/2028, and Sovereign Government Securities, 2.75% - 5.25%, due 11/2/2027 - 4/23/2048, with a value of $31,502.	30,000	30,000

HSBC Securities USA, Inc., 2.65%, dated 2/28/2019, due 3/1/2019, repurchase price $44,003, collateralized by Asset-Backed Securities, 1.22%, due 12/18/2019, Corporate Bonds, 4.75% - 8.00%, due 5/15/2023 - 1/1/2099, and Municipal Debt Securities, 5.50%, due 8/1/2031, with a value of $47,523.	44,000	44,000

ING Financial Markets LLC, 2.51%, dated 2/28/2019, due 3/1/2019, repurchase price $20,001, collateralized by Corporate Bonds, 1.25% - 5.95%, due 5/15/2019 - 8/16/2077, Corporate Notes, 2.88% - 3.75%, due 3/25/2023 - 3/1/2029, and Sovereign Government Securities, 2.95%, due 1/11/2023, with a value of $21,001.	20,000	20,000

ING Financial Markets LLC, 2.60%, dated 2/28/2019, due 3/1/2019, repurchase price $15,001, collateralized by Corporate Bonds, 5.50% - 8.88%, due 7/16/2020 - 11/15/2024, with a value of $16,202.	15,000	15,000

ING Financial Markets LLC, 2.51%, dated 2/28/2019, due 3/4/2019, repurchase price $20,006, collateralized by Corporate Bonds, 1.25% - 5.95%, due 5/15/2019 - 8/16/2077, Corporate Notes, 2.88% - 3.75%, due 3/25/2023 - 3/1/2029, and Sovereign Government Securities, 2.95%, due 1/11/2023, with a value of $21,001.	20,000	20,000

Merrill Lynch PFS, Inc., 2.80%, dated 2/28/2019, due 4/4/2019, repurchase price $25,068, collateralized by FNMA Connecticut Avenue Securities, 3.68% - 6.74%, due 8/26/2024 - 9/25/2045, and Sovereign Government Securities, 3.24% - 8.00%, due 11/5/2020 - 4/20/2055, with a value of $26,723.	25,000	25,000

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2019

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Repurchase Agreements — continued

Merrill Lynch PFS, Inc., 2.85%, dated 2/28/2019, due 4/4/2019, repurchase price $39,609, collateralized by Collateralized Mortgage Obligations, 2.62%, due 2/25/2037, Commercial Paper, 0.00%, due 5/10/2019, and Sovereign Government Securities, 0.00% - 7.13%, due 1/26/2022 - 7/6/2036, with a value of $42,644.	39,500	39,500

Societe Generale SA, 2.52%, dated 2/28/2019, due 3/1/2019, repurchase price $66,005, collateralized by Corporate Bonds, 2.20% - 6.50%, due 1/15/2021 - 1/1/2099, Corporate Notes, 2.20% - 4.45%, due 5/15/2019 - 9/19/2028, and Sovereign Government Securities, 3.70% - 5.10%, due 1/14/2029 - 4/23/2048, with a value of $69,305.	66,000	66,000

Societe Generale SA, 2.62%, dated 2/28/2019, due 3/1/2019, repurchase price $115,008, collateralized by Corporate Bonds, 3.75% - 10.63%, due 6/1/2020 - 3/1/2049, Corporate Notes, 2.90% - 6.72%, due 11/19/2019 - 12/1/2022, and Sovereign Government Securities, 2.00% - 10.13%, due 10/14/2019 - 7/6/2036, with a value of $124,040.	115,000	115,000

Societe Generale SA, 2.67%, dated 2/28/2019, due 3/1/2019, repurchase price $10,001, collateralized by Corporate Bonds, 1.75% - 10.75%, due 2/15/2020 - 12/18/2073, Corporate Notes, 3.50%, due 4/19/2026, and Sovereign Government Securities, 2.63% - 10.13%, due 10/14/2019 - 1/14/2041, with a value of $10,786.	10,000	10,000

Societe Generale SA, 2.60%, dated 2/28/2019, due 4/1/2019, repurchase price $20,046, collateralized by Corporate Bonds, 2.10% - 7.88%, due 5/14/2019 - 4/15/2049, Corporate Notes, 2.20% - 6.13%, due 5/15/2019 - 1/23/2030, Sovereign Government Securities, 4.00% - 8.75%, due 6/29/2020 - 1/13/2037, and U.S. Treasury Securities, 0.00% - 2.88%, due 6/27/2019 - 1/15/2029, with a value of $21,069.	20,000	20,000

Wells Fargo Securities LLC, 2.55%, dated 2/28/2019, due 3/5/2019, repurchase price $42,015, collateralized by Commercial Paper, 0.00%, due 8/16/2019, and Certificates of Deposit, 0.00% - 3.07%, due 3/20/2019 - 10/3/2025, with a value of $44,122.	42,000	42,000

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Wells Fargo Securities LLC, 2.55%, dated 2/28/2019, due 3/6/2019, repurchase price $40,017, collateralized by Commercial Paper, 0.00%, due 5/28/2019 - 6/24/2019, with a value of $42,021.	40,000	40,000

Wells Fargo Securities LLC, 2.55%, dated 2/28/2019, due 3/7/2019, repurchase price $60,030, collateralized by Commercial Paper, 0.00%, due 6/24/2019 - 8/16/2019, with a value of $63,031.	60,000	60,000

Total Repurchase Agreements (Cost $1,011,500)		1,011,500

Municipal Bonds — 0.7%

Alaska — 0.4%

Alaska Housing Finance Corp., State Capital Project Bonds II Series B, Rev., VRDO, 2.42%, 3/7/2019 (b)	25,000	25,000

California — 0.1%

City and County of San Francisco, Multifamily Housing, Taxable, Transbay Block 8 Tower Apartments

Series H-3, Rev., VRDO, LOC: Bank of China, 2.53%, 3/7/2019 (b)	2,000	2,000

Series H-4, Rev., VRDO, LOC: Bank of China, 2.53%, 3/7/2019 (b)	2,000	2,000

		4,000

New York — 0.2%

New York State Housing Finance Agency, 572 11th Avenue Housing Series A, Rev., VRDO, LOC: Bank of China, 2.54%, 3/1/2019 (b)	10,000	10,000

Total Municipal Bonds (Cost $39,000)		39,000

Short-Term Investments — 80.5%

Commercial Paper — 32.3%

Agricultural Bank of China Ltd. (China) 3.09%, 3/29/2019 (c)	3,500	3,492

Alpine Securitization Ltd. (Switzerland)

2.82%, 4/22/2019 (d)	25,000	25,000

2.64%, 6/21/2019 (d)	25,000	25,000

Atlantic Asset Securitization LLC

2.88%, 4/4/2019 (c) (d)	50,000	49,865

2.79%, 5/13/2019 (c) (d)	14,000	13,921

Banco Del Estado De Chile (Chile) 2.83%, 3/11/2019 (c) (d)	7,000	6,994

Bank of China Ltd. (China)

2.94%, 3/1/2019 (c) (d)	12,000	12,000

3.07%, 3/29/2019 (c)	10,000	9,976

2.88%, 4/29/2019 (c)	30,000	29,859

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MONEY MARKET FUNDS	31

JPMorgan Liquid Assets Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Short-Term Investments — continued

Commercial Paper — continued

Bank of Nova Scotia (The) (Canada)

(ICE LIBOR USD 1 Month + 0.22%), 2.74%, 3/9/2019 (d) (e)	10,000	10,000

(ICE LIBOR USD 1 Month + 0.30%), 2.78%, 3/19/2019 (d) (e)	15,000	15,000

(ICE LIBOR USD 3 Month + 0.11%), 2.93%, 3/27/2019 (d) (e)	7,000	7,000

(ICE LIBOR USD 3 Month + 0.08%), 2.82%, 5/8/2019 (d) (e)	3,000	3,000

Banque et Caisse d’Epargne de l’Etat (Luxembourg) 2.62%, 4/16/2019 (c)	50,000	49,833

Barclays Bank plc (United Kingdom) 2.40%, 3/1/2019 (c) (d)	100,000	100,000

Bedford Row Funding Corp. (ICE LIBOR USD 3 Month + 0.11%), 2.76%, 5/26/2019 (d) (e)	10,000	10,000

BNG Bank NV (Netherlands)

2.41%, 3/4/2019 (c) (d)	50,000	49,990

2.41%, 3/6/2019 (c) (d)	100,000	99,966

BPCE SA (France) 2.53%, 3/4/2019 (c) (d)	1,500	1,500

Caisse des Depots et Consignations (France) 2.59%, 4/1/2019 (c) (d)	30,000	29,933

Canadian Imperial Bank of Commerce (Canada) (ICE LIBOR USD 1 Month + 0.32%), 2.83%, 3/1/2019 (d) (e)	25,000	25,000

China Construction Bank Corp. (China) 3.12%, 3/20/2019 (c) (d)	10,000	9,984

Commonwealth Bank of Australia (Australia)

(ICE LIBOR USD 1 Month + 0.28%), 2.76%, 3/19/2019 (d) (e)	15,000	15,000

(ICE LIBOR USD 3 Month + 0.03%), 2.77%, 4/30/2019 (d) (e)	20,000	20,000

Cooperative Centrale (ICE LIBOR USD 3 Month + 0.06%), 2.71%, 5/24/2019 (e)	15,000	15,000

Credit Industriel et Commercial (France) 2.75%, 8/12/2019 (c)	25,000	24,691

DZ Bank AG (Germany) 2.77%, 3/7/2019 (c)	70,000	69,968

Erste Finance Delaware LLC (Austria) 2.76%, 4/15/2019 (c) (d)	13,000	12,955

First Abu Dhabi Bank PJSC (United Arab Emirates) 2.77%, 4/22/2019 (c) (d)	100,000	99,601

HSBC Bank plc (United Kingdom)

(ICE LIBOR USD 1 Month + 0.30%), 2.78%, 3/19/2019 (d) (e)	15,000	15,000

(ICE LIBOR USD 3 Month + 0.04%), 2.74%, 5/13/2019 (d) (e)	72,000	72,000

(ICE LIBOR USD 3 Month + 0.04%), 2.73%, 5/20/2019 (d) (e)	25,000	25,000

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Commercial Paper — continued

ING US Funding LLC (Netherlands)

(ICE LIBOR USD 3 Month + 0.08%), 2.82%, 3/3/2019 (e)	10,000	10,000

(ICE LIBOR USD 1 Month + 0.30%), 2.79%, 3/15/2019 (e)	10,000	10,000

(ICE LIBOR USD 3 Month + 0.08%), 2.73%, 5/24/2019 (e)	10,000	10,000

Kells Funding LLC

2.60%, 6/20/2019 (c) (d)	35,000	34,722

2.59%, 6/21/2019 (c) (d)	50,000	49,600

Kreditanstalt fuer Wiederaufbau (Germany) 2.58%, 4/4/2019 (c) (d)	25,000	24,939

Landesbank Baden-Wuerttemberg (Germany) 2.48%, 3/1/2019 (c)	48,000	48,000

LMA-Americas LLC

2.55%, 3/13/2019 (c) (d)	15,000	14,987

2.63%, 4/1/2019 (c) (d)	30,000	29,933

Mitsubishi UFJ Trust & Banking Corp. (Japan)

2.52%, 3/19/2019 (c) (d)	10,000	9,988

2.87%, 3/22/2019 (c) (d)	50,000	49,916

National Australia Bank Ltd. (Australia)

(ICE LIBOR USD 1 Month + 0.17%), 2.67%, 3/15/2019 (d) (e)	15,000	15,000

(ICE LIBOR USD 1 Month + 0.37%), 2.85%, 3/17/2019 (d) (e)	27,000	27,000

(ICE LIBOR USD 1 Month + 0.23%), 2.71%, 3/28/2019 (d) (e)	5,000	5,000

Old Line Funding LLC (ICE LIBOR USD 1 Month + 0.17%), 2.65%, 3/16/2019 (d) (e)	20,000	20,000

Royal Bank of Canada (Canada)

(ICE LIBOR USD 3 Month + 0.21%), 3.01%, 4/8/2019 (e)	30,000	30,000

(ICE LIBOR USD 3 Month + 0.16%), 2.96%, 4/15/2019 (e)	10,000	10,000

Sheffield Receivables Co. LLC

2.91%, 4/1/2019 (c) (d)	35,000	34,912

2.60%, 6/3/2019 (c) (d)	10,000	9,933

Sumitomo Mitsui Trust Bank Ltd. (Japan) 2.87%, 4/5/2019 (c) (d)	40,000	39,889

Suncorp-Metway Ltd. (Australia) 2.70%, 4/15/2019 (c) (d)	20,000	19,933

Thunder Bay Funding LLC 2.57%, 3/22/2019 (c) (d)	5,000	4,993

Toronto-Dominion Bank (The) (Canada)

(ICE LIBOR USD 1 Month + 0.37%), 2.89%, 3/11/2019 (d) (e)	16,000	16,000

(ICE LIBOR USD 1 Month + 0.21%), 2.71%, 3/15/2019 (d) (e)	15,000	15,000

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2019

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Short-Term Investments — continued

Commercial Paper — continued

(ICE LIBOR USD 1 Month + 0.37%), 2.86%, 3/20/2019 (d) (e)	50,000	50,000

(ICE LIBOR USD 3 Month + 0.27%), 3.09%, 3/26/2019 (d) (e)	5,000	5,000

Toyota Finance Australia Ltd. (Australia) (ICE LIBOR USD 3 Month + 0.15%), 2.93%, 3/13/2019 (e)	20,000	20,000

Toyota Motor Corp. (Japan) (ICE LIBOR USD 3 Month + 0.10%), 2.90%, 4/15/2019 (e)	50,000	50,000

Toyota Motor Credit Corp. (Japan)

(ICE LIBOR USD 1 Month + 0.23%), 2.71%, 3/28/2019 (e)	15,000	15,000

(ICE LIBOR USD 3 Month + 0.08%), 2.82%, 4/25/2019 (e)	5,000	5,000

Toyota Motor Finance Netherlands BV (Japan) (ICE LIBOR USD 1 Month + 0.30%), 2.79%, 3/31/2019 (e)	5,000	5,000

UBS AG (Switzerland)

(ICE LIBOR USD 1 Month + 0.20%), 2.71%, 3/5/2019 (d) (e)	7,000	7,000

(ICE LIBOR USD 3 Month + 0.09%), 2.78%, 5/16/2019 (d) (e)	15,000	15,000

United Overseas Bank Ltd. (Singapore) 2.60%, 4/5/2019 (c) (d)	5,000	4,987

Westpac Banking Corp. (Australia)

(ICE LIBOR USD 3 Month + 0.13%), 2.91%, 4/15/2019 (d) (e)	12,000	12,000

(ICE LIBOR USD 3 Month + 0.04%), 2.78%, 4/29/2019 (d) (e)	25,000	25,000

Total Commercial Paper (Cost $1,710,260)		1,710,260

Certificates of Deposit — 32.2%

Banco Del Estado De Chile 2.86%, 3/28/2019	25,000	25,000

Bank of Montreal (Canada)

(ICE LIBOR USD 1 Month + 0.17%), 2.68%, 3/2/2019 (e)	15,000	15,000

(ICE LIBOR USD 3 Month + 0.08%), 2.85%, 3/7/2019 (e)	10,000	10,000

Bank of Nova Scotia (The) (Canada)

(ICE LIBOR USD 1 Month + 0.23%), 2.74%, 3/4/2019 (e)	5,000	5,000

(ICE LIBOR USD 1 Month + 0.27%), 2.78%, 3/4/2019 (e)	5,000	5,000

(ICE LIBOR USD 3 Month + 0.14%), 2.92%, 4/16/2019 (e)	12,000	12,000

3.00%, 9/11/2019	5,000	5,000

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Certificates of Deposit — continued

Barclays Bank plc (United Kingdom) 2.78%, 5/14/2019	25,000	25,000

BNP Paribas SA (France)

(ICE LIBOR USD 3 Month + 0.11%), 2.89%, 3/13/2019 (e)	10,000	10,000

(ICE LIBOR USD 1 Month + 0.30%), 2.78%, 3/17/2019 (e)	20,000	20,000

(ICE LIBOR USD 3 Month + 0.07%), 2.80%, 5/6/2019 (e)	40,000	40,000

Canadian Imperial Bank of Commerce (Canada) (ICE LIBOR USD 1 Month + 0.20%), 2.71%, 3/4/2019 (e)	5,000	5,000

Chiba Bank Ltd. (Japan)

2.91%, 3/15/2019	25,000	25,000

2.63%, 5/28/2019	25,000	25,000

China Construction Bank Corp. (China)

2.93%, 3/1/2019	12,000	12,000

2.95%, 3/11/2019	20,000	20,000

3.00%, 3/15/2019	20,000	20,000

3.05%, 3/18/2019	20	20

3.05%, 3/19/2019	20,000	20,000

2.75%, 5/20/2019	20,000	20,000

Cooperatieve Rabobank UA (Netherlands)

(ICE LIBOR USD 1 Month + 0.19%), 2.67%, 3/19/2019 (e)	15,000	15,000

(ICE LIBOR USD 1 Month + 0.22%), 2.70%, 3/27/2019 (e)	6,000	6,000

(ICE LIBOR USD 3 Month + 0.08%), 2.83%, 4/30/2019 (e)	55,000	55,000

(ICE LIBOR USD 3 Month + 0.08%), 2.81%, 5/6/2019 (e)	15,000	15,000

2.89%, 5/20/2019 (c)	20,000	19,873

Credit Industriel et Commercial (France)

(ICE LIBOR USD 1 Month + 0.31%), 2.82%, 3/7/2019 (e)	25,000	25,000

(ICE LIBOR USD 1 Month + 0.30%), 2.79%, 3/15/2019 (e)	20,000	20,000

(ICE LIBOR USD 3 Month + 0.08%), 2.88%, 4/7/2019 (e)	6,000	6,000

(ICE LIBOR USD 3 Month + 0.10%), 2.90%, 4/16/2019 (e)	30,000	30,000

Credit Suisse AG (Switzerland) (SOFR + 0.45%), 2.82%, 3/1/2019 (e)	25,000	25,000

DNB Bank ASA (Norway) (ICE LIBOR USD 3 Month + 0.07%), 2.87%, 3/31/2019 (e)	5,000	5,000

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MONEY MARKET FUNDS	33

JPMorgan Liquid Assets Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Short-Term Investments — continued

Certificates of Deposit — continued

DZ Bank AG (Germany)

(ICE LIBOR USD 3 Month + 0.05%), 2.69%, 5/27/2019 (e)	40,000	40,000

2.62%, 6/19/2019 (c)	55,000	54,564

Industrial & Commercial Bank of China Ltd. (China)

2.93%, 3/1/2019	20,000	20,000

2.95%, 3/1/2019	20,000	20,000

3.00%, 3/15/2019	20,000	20,000

3.10%, 4/5/2019	15,000	15,000

2.92%, 4/15/2019	5,000	5,000

2.72%, 5/21/2019	20,000	20,000

2.73%, 5/24/2019	20	20

2.71%, 5/31/2019	20,000	20,000

ING Bank NV (Netherlands)

(ICE LIBOR USD 3 Month + 0.17%), 2.96%, 4/4/2019 (e)	10,000	10,000

(ICE LIBOR USD 3 Month + 0.18%), 2.91%, 5/3/2019 (e)	65,000	65,000

(ICE LIBOR USD 3 Month + 0.16%), 2.89%, 5/7/2019 (e)	25,000	25,000

(ICE LIBOR USD 3 Month + 0.12%), 2.76%, 5/17/2019 (e)	10,000	10,000

Landesbank Hessen-Thueringen (Germany) 2.90%, 7/3/2019	25,000	25,000

Mitsubishi UFJ Trust & Banking Corp. (Japan)

(ICE LIBOR USD 1 Month + 0.19%), 2.70%, 3/5/2019 (e)	10,000	10,000

(ICE LIBOR USD 1 Month + 0.19%), 2.70%, 3/8/2019 (e)	30,000	30,000

2.71%, 4/17/2019	12,000	12,000

2.58%, 5/21/2019	10,000	10,000

Mitsubishi UFJ Trust International Ltd. (United Kingdom) 2.70%, 5/7/2019 (c)	5,000	4,975

Mizuho Bank Ltd. (Japan)

(ICE LIBOR USD 1 Month + 0.19%), 2.67%, 3/19/2019 (e)	10,000	10,000

(ICE LIBOR USD 1 Month + 0.27%), 2.75%, 3/19/2019 (e)	15,000	15,000

(ICE LIBOR USD 3 Month + 0.10%), 2.89%, 4/15/2019 (e)	5,000	5,000

(ICE LIBOR USD 3 Month + 0.07%), 2.85%, 4/18/2019 (e)	20,000	20,000

2.72%, 4/30/2019 (c)	25,000	24,887

2.67%, 5/20/2019 (c)	20,000	19,882

2.70%, 5/24/2019	5,000	5,000

2.67%, 6/26/2019 (c)	10,000	9,914

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Certificates of Deposit — continued

MUFG Bank Ltd. (Japan) (ICE LIBOR USD 1 Month + 0.30%),

2.79%, 3/17/2019 (e)	25,000	25,000

2.69%, 4/24/2019	5,000	5,000

National Australia Bank Ltd. (Australia) (ICE LIBOR USD 3 Month + 0.07%), 2.82%, 4/29/2019 (e)	20,000	20,000

Natixis SA

(ICE LIBOR USD 3 Month + 0.18%), 2.85%, 3/6/2019 (e)	30,000	30,000

(ICE LIBOR USD 3 Month + 0.15%), 2.94%, 4/15/2019 (e)	50,000	50,000

(ICE LIBOR USD 3 Month + 0.10%), 2.78%, 5/17/2019 (e)	10,000	10,000

3.05%, 9/16/2019	20,000	20,000

Nordea Bank AB (Finland) (ICE LIBOR USD 1 Month + 0.17%), 2.67%, 3/15/2019 (e)	15,000	15,000

Oversea-Chinese Banking Corp. Ltd. (Singapore) (ICE LIBOR USD 1 Month + 0.21%), 2.70%, 3/24/2019 (e)	20,000	20,000

Royal Bank of Canada (Canada)

(ICE LIBOR USD 1 Month + 0.23%), 2.72%, 3/23/2019 (e)	25,000	25,000

(ICE LIBOR USD 1 Month + 0.25%), 2.74%, 3/24/2019 (e)	10,000	10,000

(ICE LIBOR USD 3 Month + 0.08%), 2.82%, 5/2/2019 (e)	15,000	15,000

Shizuoka Bank Ltd. (The) (Japan) 2.62%, 5/24/2019	20,000	20,000

Skandinaviska Enskilda Banken AB (Sweden) (ICE LIBOR USD 1 Month + 0.19%), 2.67%, 3/19/2019 (e)	20,000	20,000

Societe Generale SA (France) (ICE LIBOR USD 3 Month + 0.16%), 2.92%, 4/23/2019 (e)	10,000	10,000

Standard Chartered Bank (United Kingdom) (ICE LIBOR USD 3 Month + 0.14%), 2.95%, 4/3/2019 (e)	15,000	15,000

State Street Bank and Trust Co. (ICE LIBOR USD 1 Month + 0.25%), 2.74%, 4/23/2019 (e)	20,000	20,000

Sumitomo Mitsui Banking Corp. (Japan)

(ICE LIBOR USD 1 Month + 0.20%), 2.71%, 3/3/2019 (e)	30,000	30,000

(ICE LIBOR USD 1 Month + 0.20%), 2.69%, 3/28/2019 (e)	25,000	25,000

(ICE LIBOR USD 3 Month + 0.15%), 2.92%, 4/23/2019 (e)	12,000	12,000

2.69%, 5/13/2019 (c)	30,000	29,837

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2019

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Short-Term Investments — continued

Certificates of Deposit — continued

Sumitomo Mitsui Trust Bank Ltd. (Japan) (ICE LIBOR USD 1 Month + 0.27%),

2.76%, 3/23/2019 (e)	5,000	5,000

2.70%, 4/30/2019 (c)	25,000	24,888

2.73%, 8/22/2019 (c)	20,000	19,739

Svenska Handelsbanken AB (Sweden)

(ICE LIBOR USD 1 Month + 0.17%), 2.67%, 3/15/2019 (e)	10,000	10,000

(ICE LIBOR USD 1 Month + 0.21%), 2.70%, 3/23/2019 (e)	15,000	15,000

(ICE LIBOR USD 3 Month + 0.15%), 2.96%, 4/3/2019 (e)	40,000	40,000

Swedbank AB (Sweden) (ICE LIBOR USD 1 Month + 0.18%), 2.67%, 3/25/2019 (e)	5,000	5,000

Toronto-Dominion Bank (The) (Canada)

(ICE LIBOR USD 1 Month + 0.23%), 2.75%, 3/9/2019 (e)	10,000	10,000

(ICE LIBOR USD 3 Month + 0.12%), 2.94%, 3/27/2019 (e)	3,000	3,000

3.00%, 9/9/2019	25,000	25,000

Wells Fargo Bank NA

(ICE LIBOR USD 1 Month + 0.28%), 2.76%, 3/28/2019 (e)	25,000	25,000

(ICE LIBOR USD 1 Month + 0.33%), 2.82%, 3/29/2019 (e)	10,000	10,000

(ICE LIBOR USD 3 Month + 0.23%), 3.04%, 4/3/2019 (e)	5,000	5,000

Westpac Banking Corp. (Australia) (ICE LIBOR USD 3 Month + 0.04%), 2.74%, 5/13/2019 (e)	15,000	14,999

Total Certificates of Deposit (Cost $1,706,598)		1,706,598

Time Deposits — 14.1%

Australia & New Zealand Banking Group Ltd. (Australia) 2.44%, 3/1/2019	75,000	75,000

Credit Agricole Corporate and Investment Bank (France) 2.39%, 3/1/2019	148,267	148,267

Credit Suisse AG (Switzerland) 2.40%, 3/1/2019	150,000	150,000

Erste Group Bank AG (Austria) 2.40%, 3/1/2019	223,900	223,900

Interfund Lending 3.16%, 3/1/2019	3,272	3,272

Mizuho Bank Ltd. (Japan) 2.42%, 3/1/2019	150,000	150,000

Total Time Deposits (Cost $750,439)		750,439

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

U.S. Treasury Obligations — 1.9%

U.S. Cash Management Bills 2.40%, 3/1/2019 (c) (Cost $100,000)	100,000	100,000

Total Short-term Investments (Cost $4,267,297)		4,267,297

Total Investments — 100.3% (Cost $5,317,797)*		5,317,797
Liabilities in Excess of Other Assets — (0.3%)		(16,451)

Net Assets — 100.0%		5,301,346

Percentages indicated are based on net assets.

Abbreviations

FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LOC	Letter of Credit
Rev.	Revenue
SOFR	Secured Overnight Financing Rate
USD	United States Dollar
VRDO	Variable Rate Demand Obligation. The interest rate shown is the rate in effect as of February 28, 2019.

(a)	The date shown represents the earliest of the next put date, next demand date or final maturity date.
(b)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of February 28, 2019.
(c)	The rate shown is the effective yield as of February 28, 2019.
(d)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(e)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of February 28, 2019.
*	The cost of securities is substantially the same for federal income tax purposes.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MONEY MARKET FUNDS	35

JPMorgan U.S. Government Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Repurchase Agreements — 47.8%

Agency Joint Trading Account I, J.P. Morgan Investment Management Inc., as agent, 2.57% - 2.61%, dated 2/28/2019, due 3/1/2019, repurchase price $11,000,792.[1]	11,000,000	11,000,000

Agency Joint Trading Account II, J.P. Morgan Investment Management Inc., as agent, 2.58% - 2.62%, dated 2/28/2019, due 3/1/2019, repurchase price $1,814,646.[2]	1,814,515	1,814,515

Bank of America Corp., 2.58%, dated 2/28/2019, due 3/1/2019, repurchase price $750,054, collateralized by GNMA, 3.00%, due 6/20/2046 - 7/20/2046, with a value of $765,000.	750,000	750,000

Bank of Nova Scotia (The), 2.58%, dated 2/28/2019, due 3/1/2019, repurchase price $1,750,125, collateralized by FHLMC, 2.50% - 5.00%, due 5/1/2026 - 2/1/2049, FNMA, 1.75% - 6.63%, due 9/12/2019 - 2/1/2049, GNMA, 3.00% - 5.00%, due 4/20/2047 - 2/20/2049, and U.S. Treasury Securities, 2.13% - 2.50%, due 9/30/2021 - 3/31/2023, with a value of $1,785,000.	1,750,000	1,750,000

Barclays Capital, Inc., 2.42%, dated 2/28/2019, due 3/1/2019, repurchase price $500,034, collateralized by U.S. Treasury Securities, 2.88% - 3.00%, due 9/30/2025 - 8/15/2028, with a value of $510,000.	500,000	500,000

Barclays Capital, Inc., 2.44%, dated 2/28/2019, due 3/21/2019, repurchase price $751,068, collateralized by U.S. Treasury Securities, 2.63% - 2.88%, due 2/28/2023 - 8/15/2028, with a value of $765,000.	750,000	750,000

BMO Capital Markets Corp., 2.45%, dated 2/28/2019, due 3/7/2019, repurchase price $500,238, collateralized by FFCB, 2.30%, due 12/11/2020, FHLB, 2.38%, due 3/30/2020, FHLMC, 2.50% - 4.50%, due 2/1/2025 - 2/15/2049, FNMA, 0.00% - 5.00%, due 12/1/2019 - 3/25/2059, and GNMA, 0.00% - 7.00%, due 7/20/2026 - 1/20/2069, with a value of $513,089.	500,000	500,000

BNP Paribas SA, 2.45%, dated 2/28/2019, due 3/7/2019, repurchase price $500,238, collateralized by U.S. Treasury Securities, 0.00% - 3.63%, due 1/2/2020 - 5/15/2048, with a value of $511,041.	500,000	500,000

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

BNP Paribas SA, 2.45%, dated 2/28/2019, due 3/7/2019, repurchase price $1,000,476, collateralized by FHLMC, 3.00% - 7.50%, due 3/1/2022 - 12/1/2048, FNMA, 3.00% - 5.50%, due 7/1/2025 - 2/1/2049, GNMA, 3.00% - 6.50%, due 7/15/2024 - 1/20/2049, and U.S. Treasury Securities, 0.00% - 6.25%, due 11/7/2019 - 2/15/2049, with a value of $1,024,234.	1,000,000	1,000,000

BNP Paribas SA, 2.45%, dated 2/28/2019, due 3/7/2019, repurchase price $2,000,953, collateralized by FFCB, 1.38% - 3.54%, due 6/12/2019 - 1/25/2038, FHLB, 4.00% - 4.25%, due 9/1/2028 - 8/17/2038, FHLMC, 0.00% - 7.00%, due 3/1/2022 - 2/15/2049, FNMA, 2.23% - 7.00%, due 3/25/2019 - 2/1/2049, GNMA, 2.50% - 6.00%, due 11/15/2023 - 12/20/2048, and U.S. Treasury Securities, 0.88% - 3.13%, due 3/31/2021 - 5/15/2048, with a value of $2,056,025.	2,000,000	2,000,000

BNP Paribas SA, 2.47%, dated 2/28/2019, due 3/7/2019, repurchase price $1,000,480, collateralized by FHLMC, 3.50% - 7.00%, due 10/1/2025 - 10/1/2048, FNMA, 2.91% - 6.00%, due 7/1/2019 - 2/1/2049, GNMA, 2.50% - 5.50%, due 10/15/2026 - 12/20/2048, and U.S. Treasury Securities, 0.00% - 3.63%, due 3/14/2019 - 11/15/2047, with a value of $1,026,299.	1,000,000	1,000,000

BNP Paribas SA, 2.49%, dated 2/28/2019, due 3/7/2019, repurchase price $1,000,484, collateralized by FFCB, 2.45%, due 10/3/2030, FHLMC, 3.00% - 6.50%, due 9/15/2031 - 10/1/2048, FNMA, 3.00% - 6.00%, due 5/1/2024 - 11/1/2048, GNMA, 3.00% - 6.50%, due 11/15/2032 - 10/20/2048, and U.S. Treasury Securities, 0.00% - 3.00%, due 3/26/2019 - 2/15/2048, with a value of $1,026,431.	1,000,000	1,000,000

BNP Paribas SA, 2.49%, dated 2/28/2019, due 3/7/2019, repurchase price $1,500,726, collateralized by FFCB, 1.38% - 2.50%, due 6/12/2019 - 3/1/2021, FHLB, 3.59%, due 3/16/2037, FHLMC, 2.00% - 7.50%, due 3/15/2019 - 2/15/2049, FNMA, 1.20% - 7.00%, due 4/1/2019 - 6/1/2051, GNMA, 2.50% - 7.00%, due 11/20/2023 - 1/20/2049, and U.S. Treasury Securities, 0.00% - 8.13%, due 3/28/2019 - 5/15/2048, with a value of $1,540,326.	1,500,000	1,500,000

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2019

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Repurchase Agreements — continued

Credit Suisse AG, 2.40%, dated 2/28/2019, due 3/1/2019, repurchase price $750,050, collateralized by U.S. Treasury Securities, 0.63% - 2.88%, due 7/31/2020 - 8/15/2028, with a value of $765,051.	750,000	750,000

Daiwa Capital Markets America. Inc., 2.62%, dated 2/28/2019, due 3/1/2019, repurchase price $2,500,182, collateralized by FFCB, 3.22%, due 2/25/2026, FHLB, 2.65%, due 8/16/2032, FHLMC, 2.00% - 5.50%, due 8/24/2021 - 2/1/2049, FNMA, 2.00% - 6.00%, due 4/1/2019 - 2/1/2049, GNMA, 2.78% - 5.50%, due 7/20/2033 - 1/20/2065, and U.S. Treasury Securities, 0.00% - 2.75%, due 8/1/2019 - 5/15/2025, with a value of $2,551,960.	2,500,000	2,500,000

Daiwa Capital Markets America. Inc., 2.43%, dated 2/28/2019, due 3/6/2019, repurchase price $1,750,709, collateralized by FHLMC, 2.82% - 4.62%, due 5/1/2019 - 2/1/2049, FNMA, 2.37% - 9.75%, due 7/1/2019 - 3/1/2052, GNMA, 2.82% - 6.00%, due 7/20/2033 - 1/20/2065, and U.S. Treasury Securities, 0.00%, due 3/1/2019 - 8/15/2021, with a value of $1,786,395.	1,750,000	1,750,000

Deutsche Bank Securities, Inc., 2.57%, dated 2/28/2019, due 3/1/2019, repurchase price $700,050, collateralized by U.S. Treasury Securities, 0.13% - 1.25%, due 4/15/2019 - 2/15/2049, with a value of $714,000.	700,000	700,000

Fixed Income Clearing Corp., 2.57%, dated 2/28/2019, due 3/1/2019, repurchase price $5,500,393, collateralized by U.S. Treasury Securities, 0.13% - 3.00%, due 4/15/2019 - 5/15/2028, with a value of $5,610,000.	5,500,000	5,500,000

Fixed Income Clearing Corp., 2.57%, dated 2/28/2019, due 3/1/2019, repurchase price $7,500,535, collateralized by U.S. Treasury Securities, 2.00% - 3.00%, due 12/31/2021 - 11/15/2044, with a value of $7,650,000.	7,500,000	7,500,000

HSBC Securities USA, Inc., 2.57%, dated 2/28/2019, due 3/1/2019, repurchase price $500,036, collateralized by U.S. Treasury Securities, 0.00% - 2.75%, due 11/30/2019 - 5/15/2045, with a value of $510,036.	500,000	500,000

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

ING Financial Markets LLC, 2.46%, dated 2/28/2019, due 3/21/2019, repurchase price $500,718, collateralized by FHLMC, 2.25% - 5.50%, due 9/1/2029 - 11/1/2048, FNMA, 2.44% - 6.50%, due 12/1/2022 - 2/1/2049, and U.S. Treasury Securities, 0.00% - 3.13%, due 8/15/2019 - 8/15/2044, with a value of $511,220.	500,000	500,000

Mitsubishi UFJ Trust & Banking Corp., 2.56%, dated 2/28/2019, due 3/1/2019, repurchase price $800,057, collateralized by GNMA, 3.00% - 4.50%, due 8/20/2041 - 1/20/2049, with a value of $816,058.	800,000	800,000

Mitsubishi UFJ Trust & Banking Corp., 2.44%, dated 2/28/2019, due 3/6/2019, repurchase price $1,800,732, collateralized by U.S. Treasury Securities, 1.63% - 2.25%, due 8/31/2022 - 2/15/2027, with a value of $1,836,249.	1,800,000	1,800,000

Natixis SA, 2.56%, dated 2/28/2019, due 3/1/2019, repurchase price $1,000,071, collateralized by U.S. Treasury Securities, 0.00% - 8.75%, due 5/9/2019 - 8/15/2047, with a value of $1,020,073.	1,000,000	1,000,000

Natixis SA, 2.58%, dated 2/28/2019, due 3/1/2019, repurchase price $1,000,072, collateralized by FFCB, 2.48% - 3.99%, due 10/19/2029 - 4/5/2038, FHLB, 3.37% - 4.08%, due 2/12/2030 - 4/30/2038, FHLMC, 0.00% - 6.00%, due 2/15/2024 - 2/1/2049, FNMA, 0.00% - 6.00%, due 9/1/2022 - 2/1/2049, GNMA, 2.40% - 6.84%, due 9/16/2031 - 8/16/2060, and U.S. Treasury Securities, 0.00% - 4.38%, due 5/9/2019 - 2/15/2045, with a value of $1,022,582.	1,000,000	1,000,000

Natwest Markets Securities Inc., 2.57%, dated 2/28/2019, due 3/1/2019, repurchase price $2,500,178, collateralized by U.S. Treasury Securities, 0.00% - 8.75%, due 3/5/2019 - 8/15/2048, with a value of $2,550,182.	2,500,000	2,500,000

Nomura Securities Co. Ltd., 2.59%, dated 2/28/2019, due 3/1/2019, repurchase price $6,200,446, collateralized by FHLMC, 2.00% - 9.00%, due 3/15/2019 - 2/1/2049, FNMA, 1.78% - 8.50%, due 3/25/2019 - 9/1/2057, GNMA, 2.10% - 9.50%, due 6/15/2019 - 12/20/2068, and U.S. Treasury Securities, 0.00% - 8.13%, due 3/5/2019 - 11/15/2046, with a value of $6,324,455.	6,200,000	6,200,000

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MONEY MARKET FUNDS	37

JPMorgan U.S. Government Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Repurchase Agreements — continued

Norinchukin Bank (The), 2.54%, dated 2/28/2019, due 3/4/2019, repurchase price $200,056, collateralized by U.S. Treasury Securities, 2.63%, due 11/15/2020, with a value of $202,463.	200,000	200,000

Norinchukin Bank (The), 2.54%, dated 2/28/2019, due 3/11/2019, repurchase price $450,349, collateralized by U.S. Treasury Securities, 0.13% - 3.63%, due 4/15/2019 - 4/15/2028, with a value of $455,702.	450,000	450,000

Norinchukin Bank (The), 2.55%, dated 2/28/2019, due 3/14/2019, repurchase price $650,645, collateralized by U.S. Treasury Securities, 3.63%, due 4/15/2028, with a value of $655,889.	650,000	650,000

Norinchukin Bank (The), 2.54%, dated 2/28/2019, due 3/19/2019, repurchase price $250,335, collateralized by U.S. Treasury Securities, 2.63%, due 11/15/2020, with a value of $253,076.	250,000	250,000

Norinchukin Bank (The), 2.54%, dated 2/28/2019, due 3/19/2019, repurchase price $300,402, collateralized by U.S. Treasury Securities, 0.13%, due 4/15/2020, with a value of $305,874.	300,000	300,000

Norinchukin Bank (The), 2.52%, dated 2/28/2019, due 4/8/2019, repurchase price $250,683, collateralized by U.S. Treasury Securities, 0.13%, due 4/15/2020, with a value of $254,899.	250,000	250,000

Norinchukin Bank (The), 2.54%, dated 2/28/2019, due 5/10/2019, repurchase price $452,254, collateralized by U.S. Treasury Securities, 1.13%, due 1/15/2021, with a value of $458,383.	450,000	450,000

Norinchukin Bank (The), 2.54%, dated 2/28/2019, due 5/15/2019, repurchase price $251,341, collateralized by U.S. Treasury Securities, 0.13%, due 4/15/2020, with a value of $254,899.	250,000	250,000

Norinchukin Bank (The), 2.54%, dated 2/28/2019, due 5/17/2019, repurchase price $201,101, collateralized by U.S. Treasury Securities, 2.63%, due 11/15/2020, with a value of $202,463.	200,000	200,000

Norinchukin Bank (The), 2.54%, dated 2/28/2019, due 5/22/2019, repurchase price $502,928, collateralized by U.S. Treasury Securities, 3.63%, due 4/15/2028, with a value of $504,531.	500,000	500,000

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

RBC Capital Markets LLC, 2.57%, dated 2/28/2019, due 3/1/2019, repurchase price $1,500,107, collateralized by FHLMC, 0.00% - 4.25%, due 8/25/2025 - 2/1/2049, FNMA, 2.50% - 4.50%, due 8/1/2021 - 3/25/2058, GNMA, 2.50% - 6.00%, due 12/20/2037 - 2/20/2049, and U.S. Treasury Securities, 0.13% - 4.38%, due 11/15/2019 - 2/15/2038, with a value of $1,531,047.	1,500,000	1,500,000

RBC Capital Markets LLC, 2.50%, dated 2/28/2019, due 3/6/2019, repurchase price $1,000,417, collateralized by FHLMC, 2.71% - 3.53%, due 12/25/2020 - 5/25/2038, FNMA, 7.50%, due 2/25/2042, and U.S. Treasury Securities, 1.38% - 2.88%, due 3/31/2020 - 11/15/2027, with a value of $1,023,558.	1,000,000	1,000,000

RBC Capital Markets LLC, 2.47%, dated 2/28/2019, due 3/7/2019, repurchase price $1,000,480, collateralized by FHLB, 4.00%, due 12/24/2030, FHLMC, 2.34% - 3.09%, due 2/25/2023 - 6/25/2038, and U.S. Treasury Securities, 0.50% - 2.63%, due 7/31/2020 - 1/15/2028, with a value of $1,025,130.	1,000,000	1,000,000

RBC Capital Markets LLC, 2.50%, dated 2/28/2019, due 3/7/2019, repurchase price $1,000,486, collateralized by FFCB, 2.35%, due 2/12/2021, FHLB, 4.00%, due 12/24/2030, FHLMC, 2.86% - 7.00%, due 1/25/2028 - 10/15/2058, FNMA, 2.81% - 5.50%, due 6/25/2033 - 10/25/2058, GNMA, 2.00% - 3.00%, due 6/20/2042 - 1/20/2049, Tennessee Valley Authority, 6.75%, due 11/1/2025, and U.S. Treasury Securities, 0.13% - 2.88%, due 8/31/2019 - 2/15/2028, with a value of $1,020,709.	1,000,000	1,000,000

Societe Generale SA, 2.46%, dated 2/28/2019, due 3/11/2019, repurchase price $500,376, collateralized by U.S. Treasury Securities, 0.00% - 8.13%, due 3/14/2019 - 2/15/2048, with a value of $510,000.	500,000	500,000

Sumitomo Mitsui Banking Corp., 2.60%, dated 2/28/2019, due 3/1/2019, repurchase price $3,000,217, collateralized by GNMA, 3.00% - 4.00%, due 10/20/2042 - 5/20/2048, with a value of $3,070,548.	3,000,000	3,000,000

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2019

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Repurchase Agreements — continued

Treasury Joint Trading Account I, J.P. Morgan Investment Management Inc., as agent, 2.57% - 2.60%, dated 2/28/2019, due 3/1/2019, repurchase price $250,018.[3]	250,000	250,000

Wells Fargo Securities LLC, 2.57%, dated 2/28/2019, due 3/1/2019, repurchase price $600,043, collateralized by U.S. Treasury Securities, 0.13% - 8.75%, due 4/15/2019 - 11/15/2048, with a value of $612,044.	600,000	600,000

Total Repurchase Agreements (Cost $69,414,515)		69,414,515

U.S. Government Agency Securities — 37.3%

FFCB

(US Treasury 3 Month Bill Money Market Yield + 0.06%), 2.48%, 3/1/2019 (b)	275,000	275,000

(Federal Reserve Bank Prime Loan Rate US - 2.93%), 2.58%, 3/1/2019 (b)	325,000	325,000

(ICE LIBOR USD 3 Month - 0.11%), 2.66%, 3/11/2019 (b)	400,000	400,000

(Federal Reserve Bank Prime Loan Rate US - 2.98%), 2.52%, 3/13/2019 (b)	225,000	225,000

(ICE LIBOR USD 1 Month - 0.07%), 2.42%, 3/17/2019 (b)	275,000	275,000

(ICE LIBOR USD 1 Month - 0.11%), 2.38%, 3/23/2019 (b)	300,000	300,000

(ICE LIBOR USD 1 Month - 0.06%), 2.43%, 3/23/2019 (b)	300,000	299,996

DN, 2.52%, 5/28/2019 (c)	20,000	19,878

DN, 2.54%, 6/10/2019 (c)	72,000	71,491

FHLB

(ICE LIBOR USD 1 Month - 0.09%), 2.42%, 3/1/2019 (b)	350,000	350,000

(ICE LIBOR USD 3 Month - 0.30%), 2.44%, 3/1/2019 (b)	500,000	500,000

(ICE LIBOR USD 1 Month - 0.10%), 2.41%, 3/2/2019 (b)	500,000	500,000

(ICE LIBOR USD 3 Month - 0.23%), 2.51%, 3/3/2019 (b)	300,000	300,000

(ICE LIBOR USD 3 Month - 0.23%), 2.51%, 3/3/2019 (b)	500,000	500,000

(ICE LIBOR USD 3 Month - 0.23%), 2.51%, 3/3/2019 (b)	250,000	250,000

(ICE LIBOR USD 3 Month - 0.30%), 2.46%, 3/5/2019 (b)	1,000,000	1,000,000

(ICE LIBOR USD 3 Month - 0.23%), 2.52%, 3/5/2019 (b)	250,000	250,000

(ICE LIBOR USD 1 Month - 0.09%), 2.42%, 3/6/2019 (b)	835,000	835,000

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

(ICE LIBOR USD 3 Month - 0.16%), 2.61%, 3/7/2019 (b)	250,000	250,027

(ICE LIBOR USD 1 Month - 0.06%), 2.45%, 3/8/2019 (b)	500,000	500,000

(ICE LIBOR USD 3 Month - 0.20%), 2.57%, 3/11/2019 (b)	250,000	250,000

(ICE LIBOR USD 3 Month - 0.19%), 2.58%, 3/11/2019 (b)	300,000	300,000

(ICE LIBOR USD 1 Month - 0.09%), 2.41%, 3/12/2019 (b)	380,000	380,000

(ICE LIBOR USD 3 Month - 0.23%), 2.55%, 3/12/2019 (b)	1,000,000	1,000,000

(ICE LIBOR USD 3 Month - 0.23%), 2.55%, 3/13/2019 (b)	500,000	500,000

(ICE LIBOR USD 1 Month - 0.12%), 2.37%, 3/14/2019 (b)	2,400,000	2,400,000

(ICE LIBOR USD 1 Month - 0.07%), 2.41%, 3/17/2019 (b)	1,000,000	1,000,000

(ICE LIBOR USD 1 Month - 0.07%), 2.41%, 3/17/2019 (b)	1,000,000	1,000,000

(ICE LIBOR USD 1 Month - 0.06%), 2.43%, 3/17/2019 (b)	3,250,000	3,250,000

(ICE LIBOR USD 3 Month - 0.30%), 2.51%, 3/19/2019 (b)	750,000	750,000

(ICE LIBOR USD 3 Month - 0.20%), 2.59%, 3/20/2019 (b)	700,000	700,000

(ICE LIBOR USD 1 Month - 0.04%), 2.46%, 3/21/2019 (b)	1,000,000	1,000,000

(ICE LIBOR USD 1 Month - 0.07%), 2.43%, 3/24/2019 (b)	1,500,000	1,500,000

(ICE LIBOR USD 1 Month - 0.12%), 2.37%, 3/25/2019 (b)	1,000,000	1,000,000

(ICE LIBOR USD 1 Month - 0.09%), 2.40%, 3/25/2019 (b)	250,000	250,000

(ICE LIBOR USD 1 Month - 0.11%), 2.38%, 3/26/2019 (b)	480,000	480,000

(ICE LIBOR USD 1 Month - 0.09%), 2.39%, 3/26/2019 (b)	975,000	975,000

(ICE LIBOR USD 1 Month - 0.06%), 2.42%, 3/26/2019 (b)	1,000,000	1,000,000

(ICE LIBOR USD 1 Month - 0.04%), 2.46%, 3/28/2019 (b)	250,000	250,000

(ICE LIBOR USD 3 Month - 0.32%), 2.49%, 3/28/2019 (b)	500,000	500,000

(ICE LIBOR USD 3 Month - 0.15%), 2.66%, 4/3/2019 (b)	200,000	199,972

(ICE LIBOR USD 3 Month - 0.32%), 2.48%, 4/5/2019 (b)	2,000,000	2,000,000

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MONEY MARKET FUNDS	39

JPMorgan U.S. Government Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
U.S. Government Agency Securities — continued

(ICE LIBOR USD 3 Month - 0.32%), 2.46%, 4/10/2019 (b)	1,000,000	1,000,000

(ICE LIBOR USD 3 Month - 0.34%), 2.44%, 4/16/2019 (b)	100,000	100,000

2.49%, 5/6/2019	1,000,000	999,975

(ICE LIBOR USD 3 Month - 0.21%), 2.53%, 5/7/2019 (b)	500,000	500,000

(ICE LIBOR USD 3 Month - 0.21%), 2.53%, 5/7/2019 (b)	500,000	500,000

(ICE LIBOR USD 3 Month - 0.23%), 2.51%, 5/8/2019 (b)	500,000	500,000

(ICE LIBOR USD 3 Month - 0.23%), 2.51%, 5/8/2019 (b)	500,000	500,000

(ICE LIBOR USD 3 Month - 0.32%), 2.38%, 5/9/2019 (b)	2,000,000	2,000,000

DN, 2.49%, 5/10/2019 (c)	500,000	497,589

2.50%, 5/10/2019	500,000	499,991

(ICE LIBOR USD 3 Month - 0.26%), 2.44%, 5/12/2019 (b)	1,600,000	1,600,000

2.50%, 5/14/2019	425,000	424,980

(ICE LIBOR USD 3 Month - 0.23%), 2.51%, 5/15/2019 (b)	500,000	500,000

(ICE LIBOR USD 3 Month - 0.26%), 2.44%, 5/16/2019 (b)	500,000	500,000

(ICE LIBOR USD 3 Month - 0.26%), 2.44%, 5/16/2019 (b)	500,000	500,000

(ICE LIBOR USD 3 Month - 0.25%), 2.45%, 5/16/2019 (b)	300,000	300,000

(ICE LIBOR USD 3 Month - 0.25%), 2.45%, 5/16/2019 (b)	750,000	750,000

(ICE LIBOR USD 3 Month - 0.25%), 2.45%, 5/16/2019 (b)	500,000	500,000

(ICE LIBOR USD 3 Month - 0.26%), 2.43%, 5/20/2019 (b)	250,000	250,000

(ICE LIBOR USD 3 Month - 0.25%), 2.44%, 5/20/2019 (b)	570,000	570,000

2.50%, 5/23/2019	400,000	399,956

(ICE LIBOR USD 3 Month - 0.26%), 2.40%, 5/24/2019 (b)	2,000,000	2,000,000

(SOFR + 0.02%), 2.39%, 5/27/2019 (b)	2,000,000	2,000,000

(ICE LIBOR USD 3 Month - 0.19%), 2.44%, 5/28/2019 (b)	300,000	300,000

DN, 2.52%, 5/29/2019 (c)	500,000	496,910

DN, 2.53%, 6/4/2019 (c)	450,000	447,019

DN, 2.53%, 6/5/2019 (c)	450,000	446,988

DN, 2.52%, 6/6/2019 (c)	335,000	332,743

DN, 2.52%, 6/7/2019 (c)	350,000	347,618

DN, 2.46%, 6/28/2019 (c)	500,000	495,967

0.88%, 8/5/2019	124,400	123,457

DN, 2.49%, 8/30/2019 (c)	345,000	340,718

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

FHLMC

(ICE LIBOR USD 3 Month - 0.22%), 2.55%, 3/7/2019 (b)	1,500,000	1,500,000

(ICE LIBOR USD 3 Month - 0.22%), 2.55%, 3/10/2019 (b)	1,000,000	1,000,000

DN, 2.52%, 6/19/2019 (c)	1,800,000	1,786,250

FNMA

(SOFR + 0.04%), 2.41%, 3/1/2019 (b)	475,000	475,000

(SOFR + 0.07%), 2.44%, 3/1/2019 (b)	400,000	400,000

(SOFR + 0.10%), 2.47%, 3/1/2019 (b)	300,000	300,000

Total U.S. Government Agency Securities (Cost $54,296,525)		54,296,525

U.S. Treasury Obligations — 9.2%

U.S. Treasury Floating Rate Notes

(US Treasury 3 Month Bill Money Market Yield + 0.03%), 2.45%, 3/1/2019 (b)	125,000	124,968

(US Treasury 3 Month Bill Money Market Yield + 0.04%), 2.46%, 3/1/2019 (b)	3,629,000	3,629,787

(US Treasury 3 Month Bill Money Market Yield + 0.05%), 2.46%, 3/1/2019 (b)	4,839,000	4,838,269

(US Treasury 3 Month Bill Money Market Yield + 0.05%), 2.47%, 3/1/2019 (b)	125,000	125,027

(US Treasury 3 Month Bill Money Market Yield + 0.12%), 2.53%, 4/30/2019 (b)	3,450,000	3,449,153

U.S. Treasury Notes

1.25%, 8/31/2019	200,000	198,728

1.63%, 8/31/2019	1,000,000	995,431

Total U.S. Treasury Obligations (Cost $13,361,363)		13,361,363

Short-Term Investments — 1.9%

U.S. Treasury Obligations — 1.9%

U.S. Cash Management Bills 2.38%, 3/1/2019 (c)	700,000	700,000

U.S. Treasury Bills 2.27%, 3/7/2019 (c)	2,000,000	1,999,253

Total U.S. Treasury Obligations (Cost $2,699,253)		2,699,253

Total Short-term Investments (Cost $2,699,253)		2,699,253

Total Investments — 96.2% (Cost $139,771,656)*		139,771,656
Other Assets Less Liabilities — 3.8%		5,588,200

Net Assets — 100.0%		145,359,856

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2019

Abbreviations

DN	Discount Notes
FFCB	Federal Farm Credit Bank
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
USD	United States Dollar

(a)	The date shown represents the earliest of the next put date, next demand date or final maturity date.
(b)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of February 28, 2019.
(c)	The rate shown is the effective yield as of February 28, 2019.
*	The cost of securities is substantially the same for federal income tax purposes.

Additional Investment Information:

[1] Agency Joint Trading Account I — At February 28, 2019, certain Funds had undivided interests in the Agency Joint Trading Account I with a maturity date of March 01, 2019, as follows (amounts in thousands):

Fund	Principal Amount	Repurchase Price	Collateral Value Allocation
JPMorgan U.S. Government Money Market Fund	$11,000,000	$11,000,792	$11,226,345

Repurchase Agreements — February 28, 2019, the Principal Amounts of certain Funds’ interests in the Agency Joint Trading Account I were as follows (amounts in thousands):

Counterparty	Interest Rate	JPMorgan U.S. Government Money Market Fund
BNP Paribas SA	2.61%	$3,000,000
MUFG Securities Americas, Inc.	2.57%	1,200,000
TD Securities (USA) LLC	2.57%	800,000
Wells Fargo Securities LLC	2.59%	6,000,000

Total		$11,000,000

February 28, 2019, the Agency Joint Trading Account I was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
FHLMC	2.00% - 8.00%	7/1/2019 - 2/1/2049
FNMA	2.00% -7.00%	4/1/2019 - 6/25/2057
GNMA	2.50% -6.00%	8/15/2020 - 3/20/2066
U.S. Treasury Securities	0.00% - 8.13%	3/31/2019 - 2/15/2048

[2] Agency Joint Trading Account II — At February 28, 2019, certain Funds had undivided interests in the Agency Joint Trading Account II with a maturity date of March 01, 2019, as follows (amounts in thousands):

Fund	Principal Amount	Repurchase Price	Collateral Value Allocation
JPMorgan U.S. Government Money Market Fund	$1,814,515	$1,814,646	$1,850,917

Repurchase Agreements — At February 28, 2019, the Principal Amounts of certain Funds’ interests in the Agency Joint Trading Account II were as follows (amounts in thousands):

Counterparty	Interest Rate	JPMorgan U.S. Government Money Market Fund
Citibank NA	2.62%	$226,814
Citigroup Global Markets Holdings, Inc.	2.62%	252,016
Merrill Lynch PFS, Inc.	2.58%	1,335,685

Total		$1,814,515

At February 28, 2019, the Agency Joint Trading Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
FHLMC	2.50% - 7.50%	11/1/2022 - 2/1/2049
FNMA	2.23% - 5.50%	11/1/2021 - 6/1/2051
GNMA	3.33% - 4.97%	4/15/2053 - 2/20/2069
U.S. Treasury Securities	0.88% - 3.13%	1/31/2022 - 2/15/2047

[3] Treasury Joint Trading Account I — At February 28, 2019, certain Funds had undivided interests in the Treasury Joint Trading Account I with a maturity date of March 01, 2019, as follows (amounts in thousands):

Fund	Principal Amount	Repurchase Price	Collateral Value Allocation
JPMorgan U.S. Government Money Market Fund	$250,000	$250,018	$255,017

Repurchase Agreements — February 28, 2019, the Principal Amounts of certain Funds’ interests in the Treasury Joint Trading Account I were as follows (amounts in thousands):

Counterparty	Interest Rate	JPMorgan U.S. Government Money Market Fund
BNP Paribas SA	2.59%	$86,956
Citibank NA	2.60%	10,870
Wells Fargo Securities LLC	2.57%	152,174

Total		$250,000

February 28, 2019, the Treasury Joint Trading Account I was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
U.S. Treasury Securities	0.00% - 8.75%	3/7/2019 - 2/15/2049

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MONEY MARKET FUNDS	41

JPMorgan U.S. Treasury Plus Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Repurchase Agreements — 65.8%

Barclays Capital, Inc., 2.44%, dated 2/28/2019, due 3/21/2019, repurchase price $250,356, collateralized by U.S. Treasury Securities, 2.50%, due 12/31/2020, with a value of $255,000.	250,000	250,000

BNP Paribas SA, 2.45%, dated 2/28/2019, due 3/7/2019, repurchase price $1,500,715, collateralized by U.S. Treasury Securities, 0.00% - 8.13%, due 3/28/2019 - 8/15/2048, with a value of $1,533,124.	1,500,000	1,500,000

BNP Paribas SA, 2.48%, dated 2/28/2019, due 3/7/2019, repurchase price $1,000,482, collateralized by U.S. Treasury Securities, 0.00% - 8.75%, due 3/31/2019 - 2/15/2047, with a value of $1,026,324.	1,000,000	1,000,000

Citigroup Global Markets Holdings, Inc., 2.60%, dated 2/28/2019, due 3/1/2019, repurchase price $100,007, collateralized by U.S. Treasury Securities, 1.50% - 3.00%, due 5/31/2020 - 5/15/2045, with a value of $102,000.	100,000	100,000

Citigroup Global Markets Holdings, Inc., 2.40%, dated 2/28/2019, due 3/6/2019, repurchase price $950,380, collateralized by U.S. Treasury Securities, 0.25% - 3.00%, due 11/30/2019 - 2/15/2045, with a value of $969,000.	950,000	950,000

Deutsche Bank Securities, Inc., 2.57%, dated 2/28/2019, due 3/1/2019, repurchase price $298,249, collateralized by U.S. Treasury Securities, 0.00%, due 11/15/2034 - 2/15/2038, with a value of $304,193.	298,228	298,228

Fixed Income Clearing Corp., 2.57%, dated 2/28/2019, due 3/1/2019, repurchase price $700,050, collateralized by U.S. Treasury Securities, 0.00% - 2.88%, due 2/27/2020 - 4/30/2025, with a value of $714,000.	700,000	700,000

Fixed Income Clearing Corp., 2.57%, dated 2/28/2019, due 3/1/2019, repurchase price $2,000,143, collateralized by U.S. Treasury Securities, 1.13% - 2.75%, due 11/30/2020 - 2/15/2028, with a value of $2,040,000.	2,000,000	2,000,000

Goldman Sachs & Co. LLC, 2.40%, dated 2/28/2019, due 3/1/2019, repurchase price $1,000,067, collateralized by U.S. Treasury Securities, 0.00% - 2.88%, due 2/28/2023 - 2/15/2048, with a value of $1,020,000.	1,000,000	1,000,000

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

J.P. Morgan Securities LLC, 2.60%, dated 2/28/2019, due 3/1/2019, repurchase price $250,018, collateralized by U.S. Treasury Securities, 0.00% - 2.75%, due 4/30/2019 - 2/15/2026, with a value of $255,018.	250,000	250,000

Merrill Lynch PFS, Inc., 2.57%, dated 2/28/2019, due 3/1/2019, repurchase price $265,939, collateralized by U.S. Treasury Securities, 1.13% - 2.50%, due 2/29/2020 - 2/15/2046, with a value of $271,238.	265,920	265,920

Mizuho Securities USA LLC, 2.57%, dated 2/28/2019, due 3/1/2019, repurchase price $500,036, collateralized by U.S. Treasury Securities, 2.50%, due 8/15/2023, with a value of $510,000.	500,000	500,000

Natixis SA, 2.56%, dated 2/28/2019, due 3/1/2019, repurchase price $4,000,284, collateralized by U.S. Treasury Securities, 0.00% - 8.75%, due 3/15/2019 - 8/15/2047, with a value of $4,080,290.	4,000,000	4,000,000

Norinchukin Bank (The), 2.54%, dated 2/28/2019, due 3/11/2019, repurchase price $150,116, collateralized by U.S. Treasury Securities, 2.63%, due 11/15/2020, with a value of $151,850.	150,000	150,000

Norinchukin Bank (The), 2.55%, dated 2/28/2019, due 3/14/2019, repurchase price $200,198, collateralized by U.S. Treasury Securities, 2.63%, due 11/15/2020, with a value of $202,463.	200,000	200,000

Norinchukin Bank (The), 2.52%, dated 2/28/2019, due 4/8/2019, repurchase price $250,683, collateralized by U.S. Treasury Securities, 0.13% - 2.63%, due 4/15/2020 - 11/15/2020, with a value of $254,274.	250,000	250,000

Societe Generale SA, 2.46%, dated 2/28/2019, due 3/11/2019, repurchase price $500,376, collateralized by U.S. Treasury Securities, 0.00% - 6.88%, due 3/28/2019 - 2/15/2046, with a value of $510,000.	500,000	500,000

Sumitomo Mitsui Banking Corp., 2.58%, dated 2/28/2019, due 3/1/2019, repurchase price $2,150,154, collateralized by U.S. Treasury Securities, 2.25% - 2.63%, due 2/28/2023 - 11/15/2024, with a value of $2,193,157.	2,150,000	2,150,000

Treasury Joint Trading Account I, J.P. Morgan Investment Management Inc., as agent, 2.57% - 2.60%, dated 2/28/2019, due 3/1/2019, repurchase price $2,000,143.[1]	2,000,000	2,000,000

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2019

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Repurchase Agreements — continued

Treasury Joint Trading Account III, J.P. Morgan Investment Management Inc., as agent, 2.57%, dated 2/28/2019, due 3/1/2019, repurchase price $985,784.[3]	985,714	985,714

UBS Securities LLC, 2.60%, dated 2/28/2019, due 3/1/2019, repurchase price $500,036, collateralized by U.S. Treasury Securities, 0.00% - 7.50%, due 4/15/2019 - 2/15/2049, with a value of $510,000.	500,000	500,000

Total Repurchase Agreements (Cost $19,549,862)		19,549,862

U.S. Treasury Obligations — 30.3%

U.S. Treasury Floating Rate Notes

(US Treasury 3 Month Bill Money Market Yield + 0.00%), 2.42%, 3/1/2019 (b)	990,000	989,924

(US Treasury 3 Month Bill Money Market Yield + 0.03%), 2.45%, 3/1/2019 (b)	1,023,000	1,023,119

(US Treasury 3 Month Bill Money Market Yield + 0.04%), 2.46%, 3/1/2019 (b)	770,000	769,990

(US Treasury 3 Month Bill Money Market Yield + 0.05%), 2.46%, 3/1/2019 (b)	1,800,000	1,799,331

(US Treasury 3 Month Bill Money Market Yield + 0.05%), 2.47%, 3/1/2019 (b)	52,000	52,000

(US Treasury 3 Month Bill Money Market Yield + 0.06%), 2.48%, 3/1/2019 (b)	300,000	300,000

(US Treasury 3 Month Bill Money Market Yield + 0.07%), 2.49%, 3/1/2019 (b)	828,000	828,040

(US Treasury 3 Month Bill Money Market Yield + 0.12%), 2.53%, 4/30/2019 (b)	800,000	799,870

U.S. Treasury Notes

1.50%, 3/31/2019	100,000	99,922

1.63%, 3/31/2019	200,000	199,858

0.88%, 4/15/2019	233,000	232,549

1.13%, 5/31/2019	141,000	140,532

0.88%, 7/31/2019	100,000	99,276

1.38%, 7/31/2019	100,000	99,529

1.63%, 7/31/2019	500,000	497,943

0.75%, 8/15/2019	514,000	509,611

3.63%, 8/15/2019	250,000	251,195

1.25%, 8/31/2019	300,000	298,091

Total U.S. Treasury Obligations (Cost $8,990,780)		8,990,780

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Short-Term Investments — 1.7%

U.S. Treasury Obligations — 1.7%

U.S. Treasury Bills

2.38%, 4/4/2019 (c)	400,000	399,112

2.48%, 8/15/2019 (c)	100,000	98,866

Total U.S. Treasury Obligations (Cost $497,978)		497,978

Total Short-term Investments (Cost $497,978)		497,978

Total Investments — 97.8% (Cost $29,038,620)*		29,038,620
Other Assets Less Liabilities — 2.2%		644,967

NET ASSETS — 100.0%		29,683,587

Percentages indicated are based on net assets.

(a)	The date shown represents the earliest of the next put date, next demand date or final maturity date.
(b)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of February 28, 2019.
(c)	The rate shown is the effective yield as of February 28, 2019.
*	The cost of securities is substantially the same for federal income tax purposes.

Additional Investment Information:

[1] Treasury Joint Trading Account I — At February 28, 2019, certain Funds had undivided interests in the Treasury Joint Trading Account I with a maturity date of March 01, 2019, as follows (amounts in thousands):

Fund	Principal Amount	Repurchase Price	Collateral Value Allocation
JPMorgan U.S. Treasury Plus Money Market Fund	$2,000,000	$2,000,143	$2,040,140

Repurchase Agreements — At February 28, 2019, the Principal Amounts of certain Funds’ interests in the Treasury Joint Account I were as follows (amounts in thousands):

Counterparty	Interest Rate	JPMorgan U.S. Treasury Plus Money Market Fund
BNP Paribas SA	2.59%	$695,652
Citibank NA	2.60%	86,957
Wells Fargo Securities LLC	2.57%	1,217,391

Total		$2,000,000

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MONEY MARKET FUNDS	43

JPMorgan U.S. Treasury Plus Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

At February 28, 2019, the Treasury Joint Account I was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
U.S. Treasury Securities	0.00% - 8.75%	3/7/2019 - 2/15/2049

[3] Treasury Joint Trading Account III — At February 28, 2019, certain Funds had undivided interests in the Treasury Joint Trading Account III with a maturity date of March 01, 2019, as follows (amounts in thousands):

Fund	Principal Amount	Repurchase Price	Collateral Value Allocation
JPMorgan U.S. Treasury Plus Money Market Fund	$985,714	$985,784	$1,005,428

Repurchase Agreements — At February 28, 2019, the Principal Amounts of certain Funds’ interests in the Treasury Joint Account III were as follows (amounts in thousands):

Counterparty	Interest Rate	JPMorgan U.S. Treasury Plus Money Market Fund
Credit Agricole Corporate and Investment Bank	2.57%	$591,428
Merrill Lynch PFS, Inc.	2.57%	394,286

Total		$985,714

At February 28, 2019, the Treasury Joint Account III was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
U.S. Treasury Securities	0.13% - 3.38%	4/15/2020 - 5/15/2044

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2019

JPMorgan Federal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019

Investments (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
U.S. Government Agency Securities — 77.0%

FFCB

(US Federal Funds Effective Rate (continuous series) + 0.10%), 2.50%, 3/1/2019 (b)	75,000	75,000

(US Federal Funds Effective Rate (continuous series) + 0.11%), 2.51%, 3/1/2019 (b)	42,000	41,993

(US Treasury 3 Month Bill Money Market Yield + 0.10%), 2.51%, 3/1/2019 (b)	25,000	24,999

(Federal Reserve Bank Prime Loan Rate US - 2.96%), 2.54%, 3/1/2019 (b)	50,000	50,000

(Federal Reserve Bank Prime Loan Rate US - 2.93%), 2.58%, 3/1/2019 (b)	25,000	25,000

(Federal Reserve Bank Prime Loan Rate US - 2.91%), 2.59%, 3/1/2019 (b)	25,000	24,998

DN, 2.42%, 4/8/2019 (c)	25,000	24,936

DN, 2.42%, 4/10/2019 (c)	50,000	49,866

(US Federal Funds Effective Rate (continuous series) + 0.13%), 2.53%, 5/1/2019 (b)	25,000	25,000

(ICE LIBOR USD 3 Month - 0.21%), 2.49%, 5/10/2019 (b)	33,000	33,000

FHLB

DN, 2.23%, 3/1/2019 (c)	100,000	100,000

(ICE LIBOR USD 1 Month - 0.12%), 2.39%, 3/1/2019 (b)	25,000	25,000

(3 Month Treasury Bill Rate + 0.07%), 2.53%, 3/4/2019 (b)	25,000	25,000

DN, 2.39%, 3/7/2019 (c)	100,000	99,960

DN, 2.41%, 3/8/2019 (c)	100,000	99,953

(ICE LIBOR USD 1 Month - 0.07%), 2.45%, 3/9/2019 (b)	25,000	25,000

(ICE LIBOR USD 1 Month - 0.09%), 2.41%, 3/12/2019 (b)	28,000	28,000

DN, 2.40%, 3/13/2019 (c)	100,000	99,920

(ICE LIBOR USD 1 Month - 0.09%), 2.39%, 3/16/2019 (b)	40,000	40,000

DN, 2.37%, 3/20/2019 (c)	100,000	99,875

DN, 2.40%, 3/21/2019 (c)	85,430	85,316

DN, 2.41%, 3/22/2019 (c)	100,000	99,860

(ICE LIBOR USD 1 Month - 0.07%), 2.42%, 3/22/2019 (b)	25,000	25,000

(ICE LIBOR USD 1 Month - 0.09%), 2.40%, 3/25/2019 (b)	25,000	25,000

(ICE LIBOR USD 1 Month - 0.10%), 2.38%, 3/27/2019 (b)	30,000	30,000

DN, 2.41%, 4/3/2019 (c)	100,000	99,780

DN, 2.40%, 4/11/2019 (c)	100,000	99,728

DN, 2.41%, 4/12/2019 (c)	71,000	70,801

DN, 2.41%, 4/15/2019 (c)	100,000	99,700

DN, 2.41%, 4/16/2019 (c)	100,000	99,693

Investments (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

DN, 2.40%, 4/17/2019 (c)	100,000	99,687

DN, 2.41%, 4/22/2019 (c)	132,350	131,892

DN, 2.42%, 4/24/2019 (c)	138,225	137,726

DN, 2.42%, 4/26/2019 (c)	156,000	155,416

DN, 2.41%, 5/1/2019 (c)	100,000	99,593

DN, 2.41%, 5/3/2019 (c)	100,000	99,580

DN, 2.49%, 5/10/2019 (c)	100,000	99,531

DN, 2.42%, 5/15/2019 (c)	50,000	49,749

(ICE LIBOR USD 3 Month - 0.25%), 2.44%, 5/20/2019 (b)	49,000	49,000

(SOFR + 0.02%), 2.39%, 5/27/2019 (b)	112,500	112,500

DN, 2.53%, 6/4/2019 (c)	50,000	49,669

DN, 2.53%, 6/5/2019 (c)	50,000	49,665

Total U.S. Government Agency Securities (Cost $2,886,386)		2,886,386

U.S. Treasury Obligations — 9.3%

U.S. Treasury Floating Rate Notes

(US Treasury 3 Month Bill Money Market Yield + 0.05%), 2.46%, 3/1/2019 (b)	25,000	24,999

(US Treasury 3 Month Bill Money Market Yield + 0.12%), 2.53%, 4/30/2019 (b)	75,000	74,984

U.S. Treasury Notes

1.25%, 3/31/2019	100,000	99,900

1.25%, 4/30/2019	50,000	49,902

3.13%, 5/15/2019	50,000	50,061

1.13%, 5/31/2019	31,000	30,898

1.25%, 5/31/2019	19,000	18,943

Total U.S. Treasury Obligations (Cost $349,687)		349,687

Short-Term Investments — 13.3%

U.S. Treasury Obligations — 13.3%

U.S. Treasury Bills

2.38%, 3/5/2019 (c)	100,000	99,973

2.40%, 3/12/2019 (c)	100,000	99,927

2.40%, 4/9/2019 (c)	100,000	99,741

2.40%, 4/16/2019 (c)	100,000	99,694

2.41%, 4/23/2019 (c)	100,000	99,647

Total U.S. Treasury Obligations (Cost $498,982)		498,982

Total Short-Term Investments (Cost $498,982)		498,982

Total Investments — 99.6% (Cost $3,735,055)*		3,735,055
Other Assets Less Liabilities — 0.4%		14,775

NET ASSETS — 100.0%		3,749,830

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MONEY MARKET FUNDS	45

JPMorgan Federal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

Abbreviations

DN	Discount Notes
FFCB	Federal Farm Credit Bank
FHLB	Federal Home Loan Bank
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
USD	United States Dollar

(a)	The date shown represents the earliest of the next put date, next demand date or final maturity date.
(b)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of February 28, 2019.
(c)	The rate shown is the effective yield as of February 28, 2019.
*	The cost of securities is substantially the same for federal income tax purposes.

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2019

JPMorgan 100% U.S. Treasury Securities Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
U.S. Treasury Obligations — 25.9%

U.S. Treasury Floating Rate Notes

(US Treasury 3 Month Bill Money Market Yield + 0.00%), 2.42%, 3/1/2019 (b)	599,000	598,879

(US Treasury 3 Month Bill Money Market Yield + 0.03%), 2.45%, 3/1/2019 (b)	1,108,400	1,108,355

(US Treasury 3 Month Bill Money Market Yield + 0.04%), 2.46%, 3/1/2019 (b)	1,195,775	1,195,738

(US Treasury 3 Month Bill Money Market Yield + 0.06%), 2.48%, 3/1/2019 (b)	875,002	875,002

(US Treasury 3 Month Bill Money Market Yield + 0.07%), 2.49%, 3/1/2019 (b)	450,000	449,992

U.S. Treasury Notes

(US Treasury 3 Month Bill Money Market Yield + 0.05%), 2.46%, 3/1/2019 (b)	2,000,000	1,999,878

1.25%, 3/31/2019	400,000	399,588

1.25%, 4/30/2019	1,152,000	1,149,709

1.63%, 4/30/2019	438,000	437,400

(US Treasury 3 Month Bill Money Market Yield + 0.12%), 2.53%, 4/30/2019 (b)	1,700,000	1,699,826

0.88%, 5/15/2019	259,000	258,141

0.88%, 7/31/2019	300,000	297,825

1.63%, 7/31/2019	1,450,000	1,443,960

0.75%, 8/15/2019	401,000	397,552

3.63%, 8/15/2019	506,885	509,168

Total U.S. Treasury Obligations (Cost $12,821,013)		12,821,013

Short-Term Investments — 78.6%

U.S. Treasury Obligations — 78.6%

U.S. Treasury Bills

2.39%, 3/1/2019 (c)	500,000	500,000

2.39%, 3/5/2019 (c)	3,000,000	2,999,205

2.40%, 3/12/2019 (c)	3,000,000	2,997,809

2.39%, 3/14/2019 (c)	3,000,000	2,997,426

2.40%, 3/19/2019 (c)	3,000,000	2,996,421

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

U.S. Treasury Obligations — continued

2.39%, 3/21/2019 (c)	3,000,000	2,996,053

2.37%, 3/26/2019 (c)	3,700,000	3,693,921

2.41%, 3/28/2019 (c)	1,000,000	998,202

1.55%, 4/2/2019 (c)	3,400,000	3,393,081

2.36%, 4/4/2019 (c)	400,000	399,114

2.39%, 4/9/2019 (c)	2,300,000	2,294,062

2.40%, 4/16/2019 (c)	3,000,000	2,990,828

2.44%, 4/18/2019 (c)	500,000	498,396

2.41%, 4/23/2019 (c)	3,000,000	2,989,402

2.41%, 4/25/2019 (c)	2,550,000	2,540,684

0.00%, 4/30/2019 (c)	1,810,000	1,803,220

2.40%, 5/9/2019 (c)	1,650,000	1,642,461

2.50%, 5/16/2019 (c)	250,000	248,695

Total U.S. Treasury Obligations (Cost $38,978,980)		38,978,980

Total Short-Term Investments (Cost $38,978,980)		38,978,980

Total Investments — 104.5% (Cost $51,799,993)*		51,799,993
Liabilities in Excess of Other Assets — (4.5%)		(2,215,846)

NET ASSETS — 100.0%		49,584,147

Percentages indicated are based on net assets.

(a)	The date shown represents the earliest of the next put date, next demand date or final maturity date.
(b)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of February 28, 2019.
(c)	The rate shown is the effective yield as of February 28, 2019.
*	The cost of securities is substantially the same for federal income tax purposes.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MONEY MARKET FUNDS	47

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — 77.6%

Alabama — 0.3%

East Alabama Health Care Authority Series B, Rev., VRDO, 1.75%, 3/7/2019 (b)	29,745	29,745

Mobile County IDA, PCR, ExxonMobil Project Rev., VRDO, 1.67%, 3/1/2019 (b)	2,425	2,425

Mobile Downtown Redevelopment Authority, Gulf Opportunity Zone, Austal USA LLC Project

Series A, Rev., VRDO, LOC: Bank of America NA, 1.76%, 3/7/2019 (b) (c)	6,970	6,970

Series B, Rev., VRDO, LOC: Societe Generale, 1.78%, 3/7/2019 (b) (c)	4,970	4,970

		44,110

Alaska — 1.3%

Alaska Housing Finance Corp., Home Mortgage

Series A, Rev., VRDO, LIQ: Wells Fargo Bank NA, 1.70%, 3/7/2019 (b)	31,480	31,480

Series B, Rev., VRDO, LIQ: Wells Fargo Bank NA, 1.70%, 3/7/2019 (b)	34,665	34,665

Series D, Rev., VRDO, LIQ: Bank of America NA, 1.71%, 3/7/2019 (b)	44,900	44,900

Series A, Rev., VRDO, LIQ: FHLMC, 1.72%, 3/7/2019 (b)	14,440	14,440

Series B, Rev., VRDO, LIQ: FHLMC, 1.72%, 3/7/2019 (b)	14,420	14,420

Alaska Housing Finance Corp., Various, Governmental Purpose Series A, Rev., VRDO, 1.70%, 3/7/2019 (b)	20,155	20,155

City of Valdez, Exxon Pipeline Co. Project

Series A, Rev., VRDO, 1.67%, 3/1/2019 (b)	29,540	29,540

Series B, Rev., VRDO, 1.67%, 3/1/2019 (b)	22,225	22,225

Rev., VRDO, 1.72%, 3/1/2019 (b)	9,550	9,550

		221,375

Arizona — 0.8%

Arizona Health Facilities Authority, Banner Health

Series B, Rev., VRDO, LOC: Bank of Tokyo-Mitsubishi UFJ Ltd., 1.70%, 3/1/2019 (b)	24,040	24,040

Series H, Rev., VRDO, LOC: Northern Trust Co., 1.75%, 3/7/2019 (b)	37,000	37,000

Arizona Health Facilities Authority, Catholic Healthcare West Loan 2008 Series B, Rev., VRDO, LOC: Barclays Bank plc, 1.74%, 3/7/2019 (b)	3,680	3,680

Arizona State University Series A, Rev., VRDO, 1.72%, 3/7/2019 (b)	15,350	15,350

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Arizona — continued

Maricopa County Industrial Development Authority, Multifamily Housing, San Clemente Apartments Project Rev., VRDO, FNMA, LOC: FNMA, 1.79%, 3/7/2019 (b)	18,200	18,200

Phoenix City IDA, Multi-Family Housing, Del Mar Terrace Apartments Project Series A, Rev., VRDO, FHLMC, LOC: FHLMC, 1.75%, 3/7/2019 (b)	2,000	2,000

Salt River Pima-Maricopa Indian Community Rev., VRDO, LOC: Bank of America NA, 1.75%, 3/7/2019 (b)	34,655	34,655

		134,925

California — 2.1%

California Pollution Control Financing Authority, Solid Waste Disposal, Recology, Inc. Project Series A, Rev., VRDO, LOC: Bank of America NA, 1.74%, 3/7/2019 (b)	11,385	11,385

California Statewide Communities Development Authority, Kaiser Permanente Series M, Rev., VRDO, 1.68%, 3/7/2019 (b)	3,900	3,900

California Statewide Communities Development Authority, Multi-Family Housing, Bay Vista Meadow Park Series NN-1, Rev., VRDO, FNMA, LOC: FNMA, 1.72%, 3/7/2019 (b)	26,145	26,145

California Statewide Communities Development Authority, Multi-Family Housing, Canyon Creek Apartments Series 1995-C, Rev., VRDO, FNMA, LIQ: FNMA, 1.68%, 3/7/2019 (b)	19,800	19,800

City & County of San Francisco, Multifamily Housing, Taxable, Transbay Block 8 Tower Apartments Series H-1, Rev., VRDO, LOC: Bank of China, 1.72%, 3/7/2019 (b)	85,940	85,940

City and County of San Francisco, Multifamily Housing, Transbay Block 8 Tower Apartments Series H-2, Rev., VRDO, LOC: Bank of China, 1.72%, 3/7/2019 (b)	52,565	52,565

City of San Jose, Multifamily Housing, Almaden Lake Village Apartments Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.80%, 3/7/2019 (b)	8,500	8,500

County of Sacramento, Special Facilities Airport Rev., VRDO, LOC: Bank of America NA, 1.77%, 3/7/2019 (b)	5,800	5,800

San Diego Community College District Series 2016-ZF2382, GO, VRDO, LIQ: Citibank NA, 1.70%, 3/7/2019 (b) (c)	9,000	9,000

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2019

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

California — continued

Tender Option Bond Trust Receipts/Certificates

Series 2015-XM0075, Rev., VRDO, LIQ: Bank of America NA, 1.74%, 3/7/2019 (b) (c)	7,260	7,260

Series 2016-XM0230, Rev., VRDO, LIQ: Bank of America NA, 1.74%, 3/7/2019 (b) (c)	14,250	14,250

Series 2018-G-68, GO, VRDO, LOC: Royal Bank of Canada, 1.74%, 3/7/2019 (b) (c)	2,500	2,500

Series 2018-XF2577, Rev., VRDO, LIQ: Morgan Stanley Bank, 1.74%, 3/7/2019 (b) (c)	2,000	2,000

Series XF0568, Rev., VRDO, LIQ: Bank of America NA, 1.74%, 3/7/2019 (b) (c)	14,400	14,400

Series 2016-XF0431, GO, VRDO, LIQ: Bank of America NA, 1.75%, 3/7/2019 (b) (c)	48,260	48,260

Series 2018-XM0712, GO, VRDO, LIQ: Morgan Stanley Bank, 1.75%, 3/7/2019 (b) (c)	2,230	2,230

Series 2016-XF2281, Rev., VRDO, LIQ: Citibank NA, 1.76%, 3/7/2019 (b) (c)	4,580	4,580

Series 2018-BAML0005, Rev., VRDO, FHLMC, LIQ: Bank of America NA, 1.80%, 3/7/2019 (b) (c)	35,480	35,480

		353,995

Colorado — 3.1%

City of Colorado Springs, Utilities System Improvement

Series A, Rev., VRDO, LIQ: Wells Fargo Bank NA, 1.71%, 3/7/2019 (b)	41,635	41,635

Series C, Rev., VRDO, LIQ: Sumitomo Mitsui Banking Corp., 1.74%, 3/7/2019 (b)	18,335	18,335

Series A, Rev., VRDO, LIQ: U.S. Bank NA, 1.80%, 3/7/2019 (b)	9,900	9,900

City of Colorado Springs, Utilities System, Sub Lien

Series A, Rev., VRDO, LIQ: Landesbank Hessen-Thueringen, 1.76%, 3/7/2019 (b)	88,280	88,280

Series A, Rev., VRDO, LIQ: Mizuho Bank Ltd., 1.78%, 3/7/2019 (b)	29,180	29,180

Colorado Educational and Cultural Facilities Authority, Nature Conservancy Project Series 2012, Rev., VRDO, 1.78%, 3/7/2019 (b)	92,390	92,390

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Colorado — continued

Colorado Health Facilities Authority, SCL Health System Series A, Rev., VRDO, 1.75%, 3/7/2019 (b)	43,405	43,405

Colorado Housing and Finance Authority, Single Family Mortgage Series B-2, Class 1, Rev., VRDO, LIQ: Royal Bank of Canada, 1.76%, 3/7/2019 (b)	16,595	16,595

County of Arapahoe, Multi-Family Rental Housing, Hunter’s Run Project Rev., VRDO, FHLMC, LOC: FHLMC, 1.74%, 3/7/2019 (b)	14,135	14,135

State of Colorado Rev., TRAN, 4.00%, 6/26/2019	14,330	14,427

University of Colorado Hospital Authority

Series 2018-B, Rev., VRDO, LIQ: TD Bank NA, 1.69%, 3/7/2019 (b)	65,700	65,700

Series 2018-C, Rev., VRDO, LIQ: TD Bank NA, 1.69%, 3/7/2019 (b)	75,265	75,265

		509,247

Connecticut — 1.0%

Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds

Subseries B-3, Rev., VRDO, LIQ: Royal Bank of Canada, 1.74%, 3/7/2019 (b)	10,000	10,000

Subseries F-5, Rev., VRDO, LIQ: Landesbank Hessen-Thueringen, 1.76%, 3/7/2019 (b)	48,200	48,200

Subseries C-3, Rev., VRDO, LIQ: TD Bank NA, 1.77%, 3/7/2019 (b)	20,000	20,000

Subseries A-3, Rev., VRDO, LIQ: Landesbank Hessen-Thueringen, 1.78%, 3/7/2019 (b)	20,335	20,335

Series D, Subseries D-3, Rev., VRDO, LIQ: Bank of Tokyo-Mitsubishi UFJ Ltd., 1.82%, 3/7/2019 (b)	28,300	28,300

State of Connecticut, Health and Educational Facility Authority Series D, Rev., VRDO, LOC: Bank of America NA, 1.76%, 3/7/2019 (b)	42,770	42,770

		169,605

Delaware — 0.3%

Delaware State Health Facilities Authority, Christiana Care Health Services Series B, Rev., VRDO, 1.73%, 3/7/2019 (b)	18,105	18,105

University of Delaware Series C, Rev., VRDO, LIQ: TD Bank NA, 1.71%, 3/1/2019 (b)	36,940	36,940

		55,045

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MONEY MARKET FUNDS	49

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

District of Columbia — 2.2%

District of Columbia, Georgetown University Issue

Series 2007 C-2, Rev., VRDO, LOC: Sumitomo Mitsui Banking Corp., 1.73%, 3/7/2019 (b)	22,525	22,525

Series C, Rev., VRDO, LOC: Bank of Tokyo-Mitsubishi UFJ Ltd., 1.75%, 3/7/2019 (b)	33,055	33,055

District of Columbia, Medlantic/Helix Issue, Tranche II Series A, Rev., VRDO, LOC: TD Bank NA, 1.69%, 3/7/2019 (b)	22,385	22,385

District of Columbia, Pew Charitable Trust Series A, Rev., VRDO, LOC: PNC Bank NA, 1.73%, 3/7/2019 (b)	96,160	96,160

District of Columbia, Water and Sewer Authority, Public Utility Subordinated Lien Multimodal, Weekly Rate Period Series B, Subseries B-1, Rev., VRDO, LIQ: TD Bank NA, 1.73%, 3/7/2019 (b)	22,510	22,510

Metropolitan Washington Airports Authority

Series A, Subseries A-1, Rev., VRDO, LOC: Sumitomo Mitsui Banking Corp., 1.77%, 3/7/2019 (b)	52,040	52,040

Series D, Subseries D-2, Rev., VRDO, LOC: TD Bank NA, 1.82%, 3/7/2019 (b)	17,310	17,310

Metropolitan Washington Airports Authority, Airport System Series D-1, Rev., VRDO, LOC: TD Bank NA, 1.76%, 3/7/2019 (b)	20,000	20,000

Metropolitan Washington Airports Authority, Remarketing Subseries A-3, Rev., VRDO, LOC: Sumitomo Mitsui Banking Corp., 1.77%, 3/7/2019 (b)	30,770	30,770

RBC Municipal Products, Inc. Trust, Floater Certificates Series E-108, GO, VRDO, LOC: Royal Bank of Canada, 1.77%, 3/7/2019 (b) (c)	50,000	50,000

		366,755

Florida — 1.7%

County of Miami-Dade, Juvenile Courthouse Series B, Rev., VRDO, AMBAC, LOC: TD Bank NA, 1.69%, 3/7/2019 (b)	5,000	5,000

County of Miami-Dade, Seaport Department Series A, Rev., VRDO, LOC: Bank of Tokyo-Mitsubishi UFJ Ltd., 1.74%, 3/7/2019 (b)	11,050	11,050

Florida Department of Environmental Protection Series A, Rev., VRDO, AGC, 1.76%, 3/7/2019 (b)	4,565	4,565

Florida Gulf Coast University Financing Corp., Housing Project Series A, Rev., VRDO, LOC: BMO Harris Bank NA, 1.75%, 3/7/2019 (b)	16,575	16,575

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Florida — continued

Florida Keys Aqueduct Authority Rev., VRDO, LOC: TD Bank NA, 1.73%, 3/7/2019 (b)	23,100	23,100

Highlands County Health Facilities Authority, Adventist Health System/Sunbelt Obligated Group

Series 2012I, Rev., VRDO, 1.71%, 3/7/2019 (b)	30,200	30,200

Series I-1, Rev., VRDO, 1.73%, 3/7/2019 (b)	26,770	26,770

Highlands County Health Facilities Authority, Hospital, Adventist Health System/Sunbelt Obligated Group

Series I-2, Rev., VRDO, 1.69%, 3/7/2019 (b)	49,100	49,100

Series A, Rev., VRDO, 1.71%, 3/7/2019 (b)	32,500	32,500

Hillsborough County, Housing Finance Authority, Multifamily Housing, Brandywine Apartments Rev., VRDO, LOC: Citibank NA, 1.79%, 3/7/2019 (b)	2,845	2,845

JEA, Water and Sewer System Series A-2, Rev., VRDO, LOC: Sumitomo Mitsui Banking Corp., 1.75%, 3/7/2019 (b)	46,670	46,670

Orange County Housing Finance Authority, Multifamily, Post Fountains Project Rev., VRDO, FNMA, LIQ: FNMA, 1.70%, 3/7/2019 (b)	13,900	13,900

Osceola County Multi-Family Housing Finance Authority, Regatta Bay Apartments Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.78%, 3/7/2019 (b)	10,400	10,400

Palm Beach County Multi-Family Housing Finance Authority, Renaissance Apartments Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.78%, 3/7/2019 (b)	8,715	8,715

		281,390

Georgia — 0.4%

Griffin-Spaulding County Development Authority, Industrial Development, Norcom, Inc. Project Rev., VRDO, LOC: Bank of America NA, 1.87%, 3/7/2019 (b)	1,810	1,810

Henry County Water and Sewer Authority, EAGLE Series 2005-0008, Class A, Rev., VRDO, BHAC, FSA-CR, NATL-RE, LIQ: Citibank NA, 1.77%, 3/7/2019 (b)	5,940	5,940

Rib Floater Trust Series 2018-016, Rev., VRDO, LIQ: Barclays Bank plc, 1.77%, 3/7/2019 (b) (c)	44,965	44,965

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2019

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Georgia — continued

Tender Option Bond Trust Receipts/Certificates Series 2018-ZF0656, Rev., VRDO, LIQ: Bank of America NA, 1.78%, 3/7/2019 (b) (c)	7,500	7,500

		60,215

Hawaii — 0.1%

RBC Municipal Products, Inc. Trust, Floater Certificates Series G-13, GO, VRDO, LOC: Royal Bank of Canada, 1.77%, 3/7/2019 (b) (c)	20,000	20,000

Idaho — 0.0% (d)

Coeur d’Alene Tribe Rev., VRDO, LOC: Bank of America NA, 1.85%, 3/7/2019 (b)	4,275	4,275

Illinois — 4.5%

Chicago O’Hare International Airport, Third Lien

Series C, Rev., VRDO, LOC: Bank of America NA, 1.75%, 3/7/2019 (b)	20,700	20,700

Rev., VRDO, LOC: Barclays Bank plc, 1.77%, 3/7/2019 (b)	77,200	77,200

City of Chicago, Chicago Midway Airport Second Lien Series C-1, Rev., VRDO, LOC: Bank of Montreal, 1.80%, 3/7/2019 (b)	38,790	38,790

City of Galesburg, Knox College Project Series 1996, Rev., VRDO, LOC: PNC Bank NA, 1.73%, 3/7/2019 (b)	4,300	4,300

County of Cook, Village of Justice, Multi-Family Housing, Candlewood Apartments Project Rev., VRDO, FNMA, LOC: FNMA, 1.80%, 3/7/2019 (b)	9,400	9,400

County of Lake, A L Hansen Manufacturing Co. Project Rev., VRDO, LOC: BMO Harris Bank NA, 1.80%, 3/7/2019 (b)	835	835

County of Lake, Multifamily Housing, Whispering Oaks Apartments Project Rev., VRDO, FHLMC, LIQ: FHLMC, 1.82%, 3/7/2019 (b)	21,500	21,500

County of Will, ExxonMobil Project Rev., VRDO, 1.72%, 3/1/2019 (b)	10,525	10,525

Illinois Educational Facilities Authority, Adler Planetarium Series 1997, Rev., VRDO, LOC: PNC Bank NA, 1.75%, 3/7/2019 (b)	8,000	8,000

Illinois Educational Facilities Authority, Columbia College Chicago Rev., VRDO, LOC: BMO Harris Bank NA, 1.74%, 3/7/2019 (b)	11,790	11,790

Illinois Finance Authority, Advocate Healthcare Network

Subseries C-3A, Rev., VRDO, LIQ: Northern Trust Co., 1.73%, 3/7/2019 (b)	17,150	17,150

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Illinois — continued

Subseries C-2A, Rev., VRDO, LIQ: Wells Fargo Bank NA, 1.75%, 3/7/2019 (b)	48,730	48,730

Illinois Finance Authority, Bradley University

Series A, Rev., VRDO, LOC: PNC Bank NA, 1.73%, 3/7/2019 (b)	28,385	28,385

Series B, Rev., VRDO, LOC: PNC Bank NA, 1.73%, 3/7/2019 (b)	12,790	12,790

Illinois Finance Authority, Chicago Symphony Orchestra Series 2008, Rev., VRDO, LOC: PNC Bank NA, 1.73%, 3/7/2019 (b)	83,015	83,015

Illinois Finance Authority, Elmhurst Memorial Healthcare Series D, Rev., VRDO, LOC: Bank of America NA, 1.74%, 3/7/2019 (b)	25,500	25,500

Illinois Finance Authority, Hospital Sisters Services, Inc. Series 2012-G, Rev., VRDO, LOC: Bank of Montreal, 1.73%, 3/7/2019 (b)	20,945	20,945

Illinois Finance Authority, Mccormick Theological Seminary Project Series 2001-B, Rev., VRDO, LOC: Northern Trust Co., 1.73%, 3/7/2019 (b)	15,250	15,250

Illinois Finance Authority, North Park University Project Rev., VRDO, LOC: U.S. Bank NA, 1.68%, 3/7/2019 (b)	12,300	12,300

Illinois Finance Authority, Northwestern Memorial Hospital Series A-4, Rev., VRDO, LIQ: TD Bank NA, 1.72%, 3/1/2019 (b)	4,185	4,185

Illinois Finance Authority, The University of Chicago Medical Center

Series 2009-E-1, Rev., VRDO, LOC: Wells Fargo Bank NA, 1.67%, 3/1/2019 (b)	28,850	28,850

Series B, Rev., VRDO, LOC: Wells Fargo Bank NA, 1.68%, 3/1/2019 (b)	5,955	5,955

Series D-1, Rev., VRDO, LOC: PNC Bank NA, 1.68%, 3/1/2019 (b)	19,300	19,300

Series 2011B, Rev., VRDO, LOC: Sumitomo Mitsui Banking Corp., 1.75%, 3/7/2019 (b)	38,820	38,820

Illinois Finance Authority, The Wbez Alliance, Inc., Project Rev., VRDO, LOC: BMO Harris Bank NA, 1.75%, 3/7/2019 (b)	15,000	15,000

Illinois Finance Authority, University of Chicago Series B, Rev., VRDO, 1.73%, 3/7/2019 (b)	20,358	20,358

Illinois Housing Development Authority, Homeowner Mortgage

Series 2018-A-2, Rev., VRDO, GNMA/FNMA/FHLMC, LIQ: FHLMC, 1.73%, 3/7/2019 (b)	12,500	12,500

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MONEY MARKET FUNDS	51

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Illinois — continued

Series C-3, Rev., VRDO, LIQ: FHLMC, 1.85%, 3/7/2019 (b)	5,500	5,500

Illinois Housing Development Authority, Multifamily Housing, Prairie Station Apartments Rev., VRDO, FNMA, LOC: FNMA, 1.79%, 3/7/2019 (b)	17,900	17,900

Illinois State Toll Highway Authority Series A-1B, Rev., VRDO, LOC: Bank of America NA, 1.75%, 3/7/2019 (b)	20,000	20,000

Illinois State Toll Highway Authority, Variable Rate Senior Priority Series A-1B, Rev., VRDO, LOC: Landesbank Hessen-Thueringen, 1.78%, 3/7/2019 (b)	74,510	74,510

Jackson-Union Counties Regional Port District, Port Facility, Enron Transportation Services, LP Project Rev., VRDO, LOC: Wells Fargo Bank NA, 1.77%, 3/7/2019 (b)	21,300	21,300

		751,283

Indiana — 1.2%

City of Rockport, PCR, AEP Generating Co. Project Series A, Rev., VRDO, LOC: Bank of Tokyo-Mitsubishi UFJ Ltd., 1.77%, 3/7/2019 (b)	9,100	9,100

Indiana Finance Authority, Ascention Health SR Credit Group Series E-8, Rev., VRDO, 1.77%, 3/7/2019 (b)	39,525	39,525

Indiana Finance Authority, Duke Energy Indiana, Inc., Project Series A-3, Rev., VRDO, LOC: Mizuho Bank Ltd., 1.77%, 3/7/2019 (b)	30,610	30,610

Indiana Finance Authority, Educational Facilities Series A, Rev., VRDO, LOC: Northern Trust Co., 1.72%, 3/7/2019 (b)	21,145	21,145

Indiana Finance Authority, Parkview Health System, Inc. Series C, Rev., VRDO, LOC: Sumitomo Mitsui Banking Corp., 1.75%, 3/7/2019 (b)	60,395	60,395

Indiana Health and Educational Facility Financing Authority, Community Hospital of Lagrange County, Inc. Project Series A, Rev., VRDO, LOC: PNC Bank NA, 1.73%, 3/7/2019 (b)	17,095	17,095

Indiana State Finance Authority, Lease Appropriation, Stadium Project Series A, Rev., VRDO, 1.72%, 3/7/2019 (b)	13,975	13,975

		191,845

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Iowa — 0.4%

Iowa Finance Authority, Midwestern Disaster Area, Archer-Daniels-Midland Co. Project Rev., VRDO, 1.82%, 3/7/2019 (b)	27,635	27,635

Iowa Finance Authority, Midwestern Disaster Area, Chrisbro III, Inc. Project

Series 2011, Rev., VRDO, LOC: U.S. Bank NA, 1.76%, 3/7/2019 (b)	6,370	6,370

Rev., VRDO, 1.80%, 3/7/2019 (b)	20,750	20,750

Iowa Finance Authority, Multi-Family Housing Series A, Rev., VRDO, LIQ: Wells Fargo Bank NA, 1.77%, 3/7/2019 (b)	11,130	11,130

Iowa Finance Authority, Trinity Health Series D, Rev., VRDO, 1.77%, 3/7/2019 (b)	7,230	7,230

		73,115

Kentucky — 1.2%

Boyle County, Centre College Project Series A, Rev., VRDO, LOC: PNC Bank NA, 1.73%, 3/7/2019 (b)	34,035	34,035

County of Carroll, Kentucky Environmental Facilities, Utilities Co. Project Series 2008-A, Rev., VRDO, LOC: Bank of Tokyo-Mitsubishi UFJ Ltd., 1.82%, 3/7/2019 (b)	70,147	70,147

Louisville Regional Airport Authority, Special Facilities, BT-OH, LLC Project Series A, Rev., VRDO, 1.75%, 3/1/2019 (b)	42,600	42,600

Louisville Regional Airport Authority, Special Facilities, UPS Worldwide Forwarding Series A, Rev., VRDO, 1.74%, 3/1/2019 (b)	40,200	40,200

Louisville Regional Airport Authority, UPS Worldwide Forwarding Series C, Rev., VRDO, 1.81%, 3/1/2019 (b)	10,800	10,800

		197,782

Louisiana — 0.9%

East Baton Rouge Parish Industrial Development Board, Inc., ExxonMobil Project, Gulf Opportunity Zone

Rev., VRDO, 1.70%, 3/1/2019 (b)	2,100	2,100

Series B, Rev., VRDO, 1.70%, 3/1/2019 (b)	2,900	2,900

Series A, Rev., VRDO, 1.72%, 3/1/2019 (b)	76,625	76,625

Louisiana Public Facilities Authority, Multifamily Housing, River View Rev., VRDO, FHLMC, 1.75%, 3/7/2019 (b)	11,200	11,200

Parish of St Charles, Pollution Control, Shell Oil Co., Norco Project Rev., VRDO, 1.75%, 3/1/2019 (b)	50,000	50,000

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2019

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Louisiana — continued

State of Louisiana, Gas and Fuels Tax Series 2016-XG0035, Rev., VRDO, LIQ: Citibank NA, 1.77%, 3/7/2019 (b) (c)	7,240	7,240

		150,065

Maine — 0.2%

Maine State Housing Authority Series E-3, Rev., VRDO, LIQ: Citibank NA, 1.77%, 3/7/2019 (b)	26,750	26,750

Maryland — 1.3%

County of Montgomery, CHE Trinity Health Credit Group Series MD, Rev., VRDO, 1.81%, 3/1/2019 (b)	26,000	26,000

Maryland Community Development Administration, Department of Housing and Community Development, Multi-Family Housing, Barrington Apartments Project Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.79%, 3/7/2019 (b)	5,265	5,265

Maryland Community Development Administration, Department of Housing and Community Development, Multi-Family Housing, MonteVerde Apartments Series E, Rev., VRDO, FHLMC, LOC: FHLMC, 1.82%, 3/7/2019 (b)	7,200	7,200

Maryland Community Development Administration, Department of Housing and Community Development, Multi-Family Housing, Walker Mews Apartments Series A, Rev., VRDO, FHLMC, LOC: FHLMC, 1.81%, 3/7/2019 (b)	11,700	11,700

Maryland Community Development Administration, Department of Housing and Community Development, Residential Series J, Rev., VRDO, LIQ: State Street Bank & Trust, 1.79%, 3/7/2019 (b)	19,575	19,575

Maryland Economic Development Corp., Howard Hughes Medical Institute Series B, Rev., VRDO, 1.75%, 3/7/2019 (b)	46,685	46,685

Maryland Health and Higher Educational Facilities Authority, Pooled Loan Program

Series B, Rev., VRDO, LOC: TD Bank NA, 1.69%, 3/7/2019 (b)	6,300	6,300

Series D, Rev., VRDO, LOC: Bank of America NA, 1.83%, 3/7/2019 (b)	1,354	1,354

Maryland Health and Higher Educational Facilities Authority, University of Maryland Medical System Issue Series D, Rev., VRDO, LOC: TD Bank NA, 1.68%, 3/1/2019 (b)	1,100	1,100

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Maryland — continued

Maryland Stadium Authority, Sports Facilities, Football Stadium Issue Series 2007, Rev., VRDO, LIQ: Sumitomo Mitsui Banking Corp., 1.73%, 3/7/2019 (b)	23,045	23,045

Montgomery County Housing Opportunities Commission, Oakfield Apartments Rev., VRDO, FNMA, LOC: FNMA, 1.81%, 3/7/2019 (b)	2,000	2,000

Montgomery County Housing Opportunities Commission, Single Family Mortgage Series B, Rev., VRDO, LOC: PNC Bank NA, 1.75%, 3/7/2019 (b)	8,450	8,450

Montgomery County Revenue Authority Rev., VRDO, 1.81%, 3/1/2019 (b)	29,455	29,455

Tender Option Bond Trust Receipts/Certificates Series 2018-XF2581, Rev., VRDO, LIQ: Morgan Stanley Bank, 1.77%, 3/7/2019 (b) (c)	18,000	18,000

		206,129

Massachusetts — 1.4%

Massachusetts Bay Transportation Authority, General Transportation System Series A-1, Rev., VRDO, LIQ: Barclays Bank plc, 1.72%, 3/7/2019 (b)	27,260	27,260

Massachusetts Bay Transportation Authority, Senior Sales Tax Subseries A-1, Rev., VRDO, LIQ: State Street Bank & Trust, 1.75%, 3/7/2019 (b)	45,255	45,255

Massachusetts Department of Transportation, Metropolitan Highway System, Senior Series A, Rev., VRDO, LOC: Barclays Bank plc, 1.74%, 3/7/2019 (b)	34,575	34,575

Massachusetts Development Finance Agency, Partners Healthcare System Series M-1, Rev., VRDO, LOC: U.S. Bank NA, 1.67%, 3/1/2019 (b)	14,150	14,150

Massachusetts Health and Educational Facilities Authority, Museum of Fine Arts Series A-1, Rev., VRDO, LIQ: Wells Fargo Bank NA, 1.72%, 3/1/2019 (b)	6,455	6,455

Massachusetts Health and Educational Facilities Authority, Partners Healthcare System Series F3, Rev., VRDO, LOC: TD Bank NA, 1.69%, 3/7/2019 (b)	14,865	14,865

Massachusetts State Development Finance Agency, First Mortgage Brookhaven Series B, Rev., VRDO, LOC: Bank of America NA, 1.79%, 3/7/2019 (b)	1,600	1,600

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MONEY MARKET FUNDS	53

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Massachusetts — continued

Massachusetts State Health and Educational Facilities Authority, Capital Asset Program

Series M-2, Rev., VRDO, LOC: Bank of America NA, 1.75%, 3/7/2019 (b)	15,520	15,520

Series M-4A, Rev., VRDO, LOC: Bank of America NA, 1.78%, 3/7/2019 (b)	1,900	1,900

Massachusetts Water Resources Authority Series A-3, Rev., VRDO, LIQ: Wells Fargo Bank NA, 1.72%, 3/7/2019 (b)	22,000	22,000

Rib Floater Trust

Series 2018-012, Rev., VRDO, LIQ: Barclays Bank plc, 1.77%, 3/7/2019 (b) (c)	11,870	11,870

Series 2019-004, Rev., VRDO, LIQ: Barclays Bank plc, 1.77%, 3/7/2019 (b) (c)	33,000	33,000

Tender Option Bond Trust Receipts/Certificates Series 2018-XF2692, Rev., VRDO, LIQ: Citibank NA, 1.76%, 3/7/2019 (b) (c)	4,190	4,190

		232,640

Michigan — 1.3%

Kent Hospital Finance Authority, Spectrum Health System Series C, Rev., VRDO, LOC: Bank of New York Mellon, 1.78%, 3/7/2019 (b)	1,140	1,140

MI Finance Co. Rev., VRDO, 1.81%, 3/1/2019 (b)	32,530	32,530

Michigan State Housing Development Authority, Rental Housing

Series C, Rev., VRDO, LIQ: Royal Bank of Canada, 1.78%, 3/7/2019 (b)	44,610	44,610

Series D, Rev., VRDO, LIQ: Bank of America NA, 1.80%, 3/7/2019 (b)	47,675	47,675

Michigan State Housing Development Authority, Single-Family Mortgage

Series D, Rev., VRDO, LIQ: Industrial & Commercial Bank of China, 1.78%, 3/7/2019 (b)	11,555	11,555

Series B, Rev., VRDO, LIQ: Industrial & Commercial Bank of China, 1.81%, 3/7/2019 (b)	50,070	50,070

Tender Option Bond Trust Receipts/Certificates

Series 2018-XG0186, Rev., VRDO, LIQ: Bank of America NA, 1.76%, 3/7/2019 (b) (c)	21,540	21,540

Series 2016-XF0394, Rev., VRDO, LIQ: Bank of America NA, 1.77%, 3/7/2019 (b) (c)	11,580	11,580

		220,700

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Minnesota — 1.3%

City of Oak Park Heights, Multi-Family Rev., VRDO, FHLMC, LIQ: FHLMC, 1.75%, 3/7/2019 (b)	21,900	21,900

City of Rochester, Health Care Facilities, Mayo Clinic

Series A, Rev., VRDO, 1.70%, 3/7/2019 (b)	10,395	10,395

Series B, Rev., VRDO, 1.70%, 3/7/2019 (b)	41,250	41,250

Midwest Consortium of Municipal Utilities, Draw Down Association Financing Project Series B, Rev., VRDO, LOC: U.S. Bank NA, 1.71%, 3/7/2019 (b)	7,620	7,620

Minneapolis and St Paul Housing and Redevelopment Authority, Health Care System, Allina Health System

Series C-2, Rev., VRDO, LOC: Wells Fargo Bank NA, 1.72%, 3/7/2019 (b)	36,900	36,900

Series C-1, Rev., VRDO, LOC: Wells Fargo Bank NA, 1.74%, 3/7/2019 (b)	42,875	42,875

Minnesota Housing Finance Agency, Residential Housing Finance

Series F, Rev., VRDO, GNMA/FNMA/FHLMC, LIQ: Royal Bank of Canada, 1.74%, 3/7/2019 (b)	37,800	37,800

Series F, Rev., VRDO, GNMA/FNMA/FHLMC COLL, LIQ: FHLMC, 1.80%, 3/7/2019 (b)	23,000	23,000

		221,740

Mississippi — 2.8%

County of Jackson, Pollution Control, Chevron USA, Inc. Project Rev., VRDO, 1.69%, 3/1/2019 (b)	8,100	8,100

County of Jackson, Port Facility, Chevron USA, Inc. Project Rev., VRDO, 1.69%, 3/1/2019 (b)	17,925	17,925

Mississippi Business Finance Corp., Gulf Opportunity Zone Industrial Development, Chevron USA, Inc. Project

Series D, Rev., VRDO, 1.68%, 3/1/2019 (b)	22,700	22,700

Series B, Rev., VRDO, 1.69%, 3/1/2019 (b)	11,605	11,605

Series C, Rev., VRDO, 1.69%, 3/1/2019 (b)	11,680	11,680

Series C, Rev., VRDO, 1.69%, 3/1/2019 (b)	2,820	2,820

Series G, Rev., VRDO, 1.69%, 3/1/2019 (b)	2,350	2,350

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2019

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Mississippi — continued

Series K, Rev., VRDO, 1.69%, 3/1/2019 (b)	72,150	72,150

Series L, Rev., VRDO, 1.69%, 3/1/2019 (b)	16,550	16,550

Series A, Rev., VRDO, 1.72%, 3/1/2019 (b)	50,000	50,000

Series E, Rev., VRDO, 1.72%, 3/1/2019 (b)	16,580	16,580

Series J, Rev., VRDO, 1.72%, 3/1/2019 (b)	60,790	60,790

Series A, Rev., VRDO, 1.77%, 3/7/2019 (b)	78,430	78,430

Mississippi Development Bank Special Obligation, Harrison County Coliseum Series B, Rev., VRDO, LOC: Bank of America NA, 1.77%, 3/7/2019 (b)	38,900	38,900

Mississippi Development Bank Special Obligation, Jackson County, Industrial Water System Project Series 2009, Rev., VRDO, 1.69%, 3/1/2019 (b)	10,850	10,850

Mississippi Hospital Equipment and Facilities Authority, North Mississippi Health Services

Series 1, Rev., VRDO, 1.72%, 3/7/2019 (b)	33,962	33,962

Series 1997-1, Rev., VRDO, 1.73%, 3/7/2019 (b)	8,390	8,390

		463,782

Missouri — 3.0%

City of Kansas Series E, Rev., VRDO, LOC: Sumitomo Mitsui Banking Corp., 1.76%, 3/7/2019 (b)	59,075	59,075

Health and Educational Facilities Authority of the State of Missouri, BJC Health System

Series C, Rev., VRDO, LIQ: BJC Health System, 1.69%, 3/7/2019 (b)	77,075	77,075

Series A, Rev., VRDO, LIQ: BJC Health System, 1.70%, 3/7/2019 (b)	31,500	31,500

Series D, Rev., VRDO, 1.70%, 3/7/2019 (b)	64,230	64,230

Series E, Rev., VRDO, 1.72%, 3/7/2019 (b)	38,295	38,295

Health and Educational Facilities Authority of the State of Missouri, Health Facilities, SSM Health

Series F, Rev., VRDO, 1.73%, 3/1/2019 (b)	32,755	32,755

Series E, Rev., VRDO, 1.70%, 3/7/2019 (b)	9,975	9,975

Series F, Rev., VRDO, 1.70%, 3/7/2019 (b)	49,750	49,750

Health and Educational Facilities Authority of the State of Missouri, Washington University Series C, Rev., VRDO, LIQ: U.S. Bank NA, 1.65%, 3/1/2019 (b)	11,165	11,165

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Missouri — continued

Kansas City IDA, Livers Bronze Co. Project Rev., VRDO, LOC: Bank of America NA, 1.96%, 3/1/2019 (b)	250	250

Missouri Development Finance Board, Cultural Facilities, Kauffman Center For The Performing Arts Project Series A, Rev., VRDO, LIQ: PNC Bank NA, 1.72%, 3/1/2019 (b)	23,650	23,650

Missouri Development Finance Board, Cultural Facilities, The Nelson Gallery Foundation Series A, Rev., VRDO, LIQ: U.S. Bank NA, 1.71%, 3/1/2019 (b)	14,740	14,740

Missouri State Health and Educational Facilities Authority, Health Facilities, BJC Health System Series B, Rev., VRDO, LIQ: BJC Health System, 1.70%, 3/7/2019 (b)	61,810	61,810

Missouri State Health and Educational Facilities Authority, Health Facilities, SSM Health Care Series G, Rev., VRDO, 1.70%, 3/7/2019 (b)	13,100	13,100

Tender Option Bond Trust Receipts/Certificates Series 2018-XM0575, Rev., VRDO, LIQ: Royal Bank of Canada, 1.77%, 3/7/2019 (b) (c)	8,000	8,000

		495,370

Nebraska — 0.2%

County of Lancaster, Hospital Authority No. 1, BryanLGH Medical Center Series B-2, Rev., VRDO, LOC: U.S. Bank NA, 1.71%, 3/7/2019 (b)	26,645	26,645

Nevada — 1.9%

City of Reno, Hospital, Renown Regional Medical Center Project Series A, Rev., VRDO, LOC: Wells Fargo Bank NA, 1.70%, 3/7/2019 (b)	32,925	32,925

Clark County, Nevada Airport System, Sub Lien

Series C-3, Rev., VRDO, LOC: Sumitomo Mitsui Banking Corp., 1.79%, 3/7/2019 (b)	9,175	9,175

Series C-1, Rev., VRDO, LOC: Bank of America NA, 1.80%, 3/7/2019 (b)	63,810	63,810

County of Clark, Airport Series A, GO, VRDO, LIQ: State Street Bank & Trust, 1.79%, 3/7/2019 (b)	40,105	40,105

County of Clark, Department of Aviation, Nevada Airport System

Series B-2, Rev., VRDO, LOC: State Street Bank & Trust, 1.78%, 3/7/2019 (b)	32,235	32,235

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MONEY MARKET FUNDS	55

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Nevada — continued

Series B-1, Rev., VRDO, LOC: Citibank NA, 1.79%, 3/7/2019 (b)	69,800	69,800

County of Clark, Industrial Development, Southwest Gas Corporation Project Series A, Rev., VRDO, LOC: Bank of America NA, 1.74%, 3/7/2019 (b)	16,555	16,555

County of Clark, Passenger Facility Charge, Mccarran International Airport Series F-2, Rev., VRDO, LOC: MUFG Union Bank NA, 1.74%, 3/7/2019 (b)	31,015	31,015

Nevada Housing Division, Multi-Unit Housing Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.82%, 3/7/2019 (b)	7,850	7,850

Tender Option Bond Trust Receipts/Certificates Series 2018-ZF2733, GO, VRDO, LIQ: Morgan Stanley Bank, 1.77%, 3/7/2019 (b) (c)	15,000	15,000

		318,470

New Jersey — 0.3%

New Jersey Housing & Mortgage Finance Agency, Single Family Housing Series O, Rev., VRDO, LIQ: Barclays Bank plc, 1.84%, 3/7/2019 (b)	21,110	21,110

Rib Floater Trust

Series 2018-019, Rev., VRDO, LIQ: Barclays Bank plc, 1.77%, 3/7/2019 (b) (c)	10,820	10,820

Series 2018-020, Rev., VRDO, LIQ: Barclays Bank plc, 1.79%, 3/7/2019 (b) (c)	17,495	17,495

		49,425

New Mexico — 0.1%

University of New Mexico, Subordinate Lien System Series B, Rev., VRDO, LIQ: U.S. Bank NA, 1.68%, 3/7/2019 (b)	14,205	14,205

New York — 19.6%

City of New York Subseries L-5, GO, VRDO, LIQ: Bank of America NA, 1.73%, 3/1/2019 (b)	4,980	4,980

City of New York, Fiscal Year 2006

Series I, Subseries I-4, GO, VRDO, LOC: TD Bank NA, 1.66%, 3/1/2019 (b)	48,700	48,700

Series I, Subseries I-5, GO, VRDO, LOC: Bank of New York Mellon, 1.75%, 3/1/2019 (b)	26,880	26,880

Series F, Subseries F-3, GO, VRDO, LOC: Sumitomo Mitsui Banking Corp., 1.74%, 3/7/2019 (b)	36,400	36,400

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

New York — continued

City of New York, Fiscal Year 2008

Subseries J-6, GO, VRDO, LOC: Landesbank Hessen-Thueringen, 1.74%, 3/1/2019 (b)	55,310	55,310

Subseries D-3, GO, VRDO, LIQ: BMO Harris Bank NA, 1.74%, 3/7/2019 (b)	24,700	24,700

Subseries D-4, GO, VRDO, LIQ: BMO Harris Bank NA, 1.74%, 3/7/2019 (b)	40,100	40,100

City of New York, Fiscal Year 2012

Series G, Subseries G-7, GO, VRDO, LOC: Bank of Tokyo-Mitsubishi UFJ Ltd., 1.71%, 3/1/2019 (b)	32,250	32,250

Series D, Subseries D-3A, GO, VRDO, LIQ: Bank of New York Mellon, 1.75%, 3/1/2019 (b)	49,155	49,155

City of New York, Fiscal Year 2013

Series A, Subseries A-2, GO, VRDO, LIQ: Mizuho Bank Ltd., 1.78%, 3/1/2019 (b)	28,100	28,100

Series A, Subseries A-3, GO, VRDO, LIQ: Mizuho Bank Ltd., 1.78%, 3/1/2019 (b)	3,400	3,400

City of New York, Fiscal Year 2014

Subseries D-4, GO, VRDO, LOC: TD Bank NA, 1.68%, 3/1/2019 (b)	62,775	62,775

Series D, Subseries D-5, GO, VRDO, LOC: PNC Bank NA, 1.73%, 3/7/2019 (b)	61,550	61,550

City of New York, Fiscal Year 2015

Subseries F-5, GO, VRDO, LIQ: Barclays Bank plc, 1.73%, 3/1/2019 (b)	6,125	6,125

Series F, Subseries F-7, GO, VRDO, LOC: Bank of Tokyo-Mitsubishi UFJ Ltd., 1.72%, 3/7/2019 (b)	14,200	14,200

City of New York, Fiscal Year 2016 Series I, Subseries I-6, GO, VRDO, LOC: Bank of New York Mellon, 1.75%, 3/1/2019 (b)	10,225	10,225

City of New York, Fiscal Year 2017 Series A, Subseries A-6, GO, VRDO, LIQ: Landesbank Hessen-Thueringen, 1.74%, 3/1/2019 (b)	35,345	35,345

City of New York, Fiscal Year 2018

Subseries E-5, GO, VRDO, LOC: TD Bank NA, 1.68%, 3/1/2019 (b)	13,005	13,005

Series B, Subseries B-4, GO, VRDO, LIQ: Barclays Bank plc, 1.73%, 3/1/2019 (b)	8,000	8,000

City of New York, Housing Development Corp. Series A, Rev., VRDO, FNMA, LIQ: FNMA, 1.78%, 3/7/2019 (b)	19,400	19,400

County of Erie GO, RAN, 3.50%, 6/30/2019	29,255	29,403

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2019

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

New York — continued

County of Nassau

Series A, GO, TAN, 4.00%, 3/15/2019	66,500	66,556

Series B, GO, BAN, 4.00%, 5/15/2019	54,905	55,130

Series B, GO, TAN, 4.00%, 9/16/2019	48,575	49,104

Metropolitan Transportation Authority

Subseries E-1, Rev., VRDO, LOC: U.S. Bank NA, 1.72%, 3/1/2019 (b)	1,615	1,615

Subseries G-2, Rev., VRDO, LOC: TD Bank NA, 1.69%, 3/7/2019 (b)	54,525	54,525

Subseries E-1, Rev., VRDO, LOC: PNC Bank NA, 1.73%, 3/7/2019 (b)	39,685	39,685

Nassau County Interim Finance Authority, Sales Tax Secured Series A, Rev., VRDO, LIQ: TD Bank NA, 1.73%, 3/7/2019 (b)	19,350	19,350

Nassau Health Care Corp., Nassau County Guaranteed

Subseries B-1, Rev., VRDO, LOC: TD Bank NA, 1.69%, 3/7/2019 (b)	9,345	9,345

Subseries B-2, Rev., VRDO, LOC: TD Bank NA, 1.73%, 3/7/2019 (b)	9,100	9,100

New York City Housing Development Corp., Multi-Family Housing, Ogden Ave. Apartments Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.81%, 3/7/2019 (b)	4,760	4,760

New York City Housing Development Corp., Multi-Family Mortgage, 245 East 124th Street Series A, Rev., VRDO, FHLMC, LOC: FHLMC, 1.75%, 3/7/2019 (b)	2,800	2,800

New York City Housing Development Corp., Multi-Family Mortgage, Highbridge Apartments Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.80%, 3/7/2019 (b)	13,600	13,600

New York City Housing Development Corp., Multi-Family Rental Housing, West 89th Street Development Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.80%, 3/7/2019 (b)	10,630	10,630

New York City Municipal Water Finance Authority, Water and Sewer System Subseries B-3, Rev., VRDO, LIQ: Bank of America NA, 1.73%, 3/1/2019 (b)	31,920	31,920

New York City Municipal Water Finance Authority, Water and Sewer System, Fiscal Year 2003

Series F, Subseries F-2, Rev., VRDO, LOC: Citibank NA, 1.72%, 3/1/2019 (b)	23,975	23,975

Subseries F-1-A, Rev., VRDO, LIQ: Barclays Bank plc, 1.71%, 3/7/2019 (b)	13,780	13,780

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

New York — continued

New York City Municipal Water Finance Authority, Water and Sewer System, Fiscal Year 2008 Subseries B-1A, Rev., VRDO, LIQ: Sumitomo Mitsui Banking Corp., 1.74%, 3/7/2019 (b)	64,400	64,400

New York City Municipal Water Finance Authority, Water and Sewer System, Fiscal Year 2012

Subseries A-2, Rev., VRDO, LIQ: Mizuho Bank Ltd., 1.67%, 3/1/2019 (b)	6,225	6,225

Series B, Subseries B-2, Rev., VRDO, LIQ: State Street Bank & Trust, 1.68%, 3/1/2019 (b)	14,555	14,555

Series B, Subseries B-4, Rev., VRDO, LIQ: State Street Bank & Trust, 1.72%, 3/1/2019 (b)	5,240	5,240

New York City Municipal Water Finance Authority, Water and Sewer System, Fiscal Year 2013 Series AA, Subseries AA-1, Rev., VRDO, LIQ: PNC Bank NA, 1.71%, 3/1/2019 (b)	33,665	33,665

New York City Municipal Water Finance Authority, Water and Sewer System, Fiscal Year 2015 Series 2015-BB-2, Rev., VRDO, LIQ: Mizuho Bank Ltd., 1.73%, 3/1/2019 (b)	82,555	82,555

New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution

Series BB-2, Rev., VRDO, LIQ: Landesbank Hessen-Thueringen, 1.70%, 3/1/2019 (b)	29,145	29,145

Subseries AA-4, Rev., VRDO, LIQ: Bank of Montreal, 1.70%, 3/1/2019 (b)	49,910	49,910

New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution, Fiscal Year 2001 Subseries F-1, Rev., VRDO, LIQ: Mizuho Bank Ltd., 1.78%, 3/1/2019 (b)	32,250	32,250

New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution, Fiscal Year 2008 Subseries BB-2, Rev., VRDO, LIQ: Bank of America NA, 1.73%, 3/1/2019 (b)	6,000	6,000

New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution, Fiscal Year 2011

Series DD-1, Rev., VRDO, LIQ: TD Bank NA, 1.68%, 3/1/2019 (b)	64,450	64,450

Subseries FF-1, Rev., VRDO, LIQ: Bank of America NA, 1.73%, 3/1/2019 (b)	9,000	9,000

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MONEY MARKET FUNDS	57

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

New York — continued

New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution, Fiscal Year 2013 Subseries AA-2, Rev., VRDO, LIQ: Bank of Tokyo-Mitsubishi UFJ Ltd., 1.74%, 3/7/2019 (b)	37,700	37,700

New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution, Fiscal Year 2014 Series AA, Subseries AA-5, Rev., VRDO, LIQ: Mizuho Bank Ltd., 1.78%, 3/1/2019 (b)	32,565	32,565

New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution, Fiscal Year 2016

Series AA-2, Rev., VRDO, LIQ: PNC Bank NA, 1.71%, 3/1/2019 (b)	50,000	50,000

Series 2016-AA-1, Rev., VRDO, LIQ: Bank of America NA, 1.73%, 3/1/2019 (b)	10,000	10,000

New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution, Fiscal Year 2017

Subseries BB-2, Rev., VRDO, LIQ: Bank of Montreal, 1.71%, 3/1/2019 (b)	10,420	10,420

Series BB-1B, Rev., VRDO, LIQ: State Street Bank & Trust, 1.72%, 3/1/2019 (b)	56,850	56,850

Subseries BB-3, Rev., VRDO, LIQ: Sumitomo Mitsui Banking Corp., 1.74%, 3/7/2019 (b)	37,400	37,400

New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution, Fiscal Year 2019 Rev., VRDO, LIQ: Industrial & Commercial Bank of China, 1.77%, 3/7/2019 (b)	24,300	24,300

New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2001 Series C, Rev., VRDO, LIQ: PNC Bank NA, 1.73%, 3/7/2019 (b)	50,510	50,510

New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2003

Subseries A-4, Rev., VRDO, LIQ: TD Bank NA, 1.66%, 3/1/2019 (b)	42,550	42,550

Subseries C4, Rev., VRDO, LIQ: Landesbank Hessen-Thueringen, 1.71%, 3/1/2019 (b)	1,100	1,100

New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2010 Subseries F-5, Rev., VRDO, LOC: Sumitomo Mitsui Banking Corp., 1.76%, 3/7/2019 (b)	41,340	41,340

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

New York — continued

New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2013

Subseries A-7, Rev., VRDO, LIQ: State Street Bank & Trust, 1.71%, 3/7/2019 (b)	35,735	35,735

Subseries C-5, Rev., VRDO, LOC: Sumitomo Mitsui Banking Corp., 1.72%, 3/7/2019 (b)	32,300	32,300

New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2014 Subseries D-3, Rev., VRDO, LIQ: Mizuho Bank Ltd., 1.78%, 3/1/2019 (b)	83,190	83,190

New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2015

Subseries E-4, Rev., VRDO, LIQ: Bank of America NA, 1.73%, 3/1/2019 (b)	7,000	7,000

Subseries A-3, Rev., VRDO, LIQ: Mizuho Bank Ltd., 1.76%, 3/1/2019 (b)	76,365	76,365

New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2016 Subseries A-4, Rev., VRDO, LIQ: Bank of America NA, 1.73%, 3/1/2019 (b)	51,270	51,270

New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2018 Subseries C-6, Rev., VRDO, LOC: Sumitomo Mitsui Banking Corp., 1.74%, 3/7/2019 (b)	43,000	43,000

New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2019

Subseries B-5, Rev., VRDO, LIQ: U.S. Bank NA, 1.68%, 3/1/2019 (b)	23,400	23,400

Rev., VRDO, LIQ: Mizuho Bank Ltd., 1.71%, 3/1/2019 (b)	36,935	36,935

New York City Transitional Finance Authority, New York City Recovery

Subseries 2-F, Rev., VRDO, LIQ: Sumitomo Mitsui Banking Corp., 1.75%, 3/7/2019 (b)	9,110	9,110

Series 1, Subseries 1A, Rev., VRDO, LIQ: Landesbank Hessen-Thuringen, 1.77%, 3/7/2019 (b)	1,445	1,445

Series 3, Subseries 3-G, Rev., VRDO, LIQ: Bank of New York Mellon, 1.77%, 3/7/2019 (b)	12,070	12,070

New York City Transitional Finance Authority, Recovery Series 1, Subseries 1D, Rev., VRDO, LIQ: Landesbank Hessen-Thueringen, 1.73%, 3/1/2019 (b)	6,795	6,795

New York Liberty Development Corp. Series 2015-XF2146, Rev., VRDO, LIQ: Citibank NA, 1.76%, 3/7/2019 (b) (c)	3,160	3,160

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2019

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

New York — continued

New York State Dormitory Authority

Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.75%, 3/7/2019 (b)	37,045	37,045

Series 2016-XF2282, Rev., VRDO, LIQ: Citibank NA, 1.77%, 3/7/2019 (b) (c)	7,400	7,400

New York State Dormitory Authority, City University System, CONS Fifth General Resolution Series D, Rev., VRDO, LOC: TD Bank NA, 1.69%, 3/7/2019 (b)	42,205	42,205

New York State Dormitory Authority, Court Facilities Lease Series B, Rev., VRDO, LOC: Mizuho Bank Ltd., 1.79%, 3/7/2019 (b)	69,525	69,525

New York State Energy Research and Development Authority, Consolidated Edison Co., Inc. Project

Series A, Subseries A-1, Rev., VRDO, LOC: Mizuho Bank Ltd., 1.74%, 3/7/2019 (b)	11,400	11,400

Series C, Subseries C-1, Rev., VRDO, LOC: Mizuho Bank Ltd., 1.78%, 3/7/2019 (b)	12,700	12,700

Series A, Subseries A-3, Rev., VRDO, LOC: Mizuho Bank Ltd., 1.82%, 3/7/2019 (b)	920	920

New York State Housing Finance Agency Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.78%, 3/7/2019 (b)	46,900	46,900

New York State Housing Finance Agency, 10 Barclay Street Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.74%, 3/7/2019 (b)	2,755	2,755

New York State Housing Finance Agency, 222 East 44th Street Housing Series A, Rev., VRDO, LOC: Bank of China, 1.79%, 3/7/2019 (b)	23,250	23,250

New York State Housing Finance Agency, 240 East 39th Street Housing Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.78%, 3/7/2019 (b)	14,500	14,500

New York State Housing Finance Agency, 350 West 43rd Street Housing

Series A, Rev., VRDO, LOC: Landesbank Hessen-Thueringen, 1.75%, 3/1/2019 (b)	60,000	60,000

Series A, Rev., VRDO, LOC: Landesbank Hessen-Thueringen, 1.75%, 3/1/2019 (b)	17,200	17,200

New York State Housing Finance Agency, 360 West 43rd Street Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.80%, 3/7/2019 (b)	2,400	2,400

New York State Housing Finance Agency, 363 West 30th Street Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 1.78%, 3/7/2019 (b)	9,000	9,000

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

New York — continued

New York State Housing Finance Agency, 42nd and 10th Housing Series A, Rev., VRDO, FHLMC, LOC: FHLMC, 1.77%, 3/7/2019 (b)	65,180	65,180

New York State Housing Finance Agency, 455 West 37th Street Housing Series A, Rev., VRDO, LOC: Landesbank Hessen-Thueringen, 1.75%, 3/1/2019 (b)	65,005	65,005

New York State Housing Finance Agency, 505 West 37th Street Housing Series A, Rev., VRDO, LOC: Landesbank Hessen-Thueringen, 1.73%, 3/1/2019 (b)	58,310	58,310

New York State Housing Finance Agency, 555 Tenth Avenue Housing Series A, Rev., VRDO, LOC: Landesbank Hessen-Thueringen, 1.75%, 3/7/2019 (b)	37,450	37,450

New York State Housing Finance Agency, 606 West 57th Street Housing Series A, Rev., VRDO, LOC: Wells Fargo Bank NA, 1.70%, 3/7/2019 (b)	13,715	13,715

New York State Housing Finance Agency, Clinton Park Phase II Series A-1, Rev., VRDO, LOC: Wells Fargo Bank NA, 1.73%, 3/7/2019 (b)	3,900	3,900

New York State Housing Finance Agency, Manhattan West Residential Housing Series A, Rev., VRDO, LOC: Bank of China, 1.78%, 3/7/2019 (b)	42,750	42,750

New York State Housing Finance Agency, North End Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.75%, 3/7/2019 (b)	7,050	7,050

New York State Housing Finance Agency, Service Contract Series M-1, Rev., VRDO, LOC: Bank of America NA, 1.73%, 3/7/2019 (b)	3,960	3,960

New York State Housing Finance Agency, Theater Row Series A, Rev., VRDO, FHLMC, LOC: FHLMC, 1.80%, 3/7/2019 (b)	11,300	11,300

New York State Housing Finance Agency, Tribeca Landing Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.80%, 3/7/2019 (b)	1,800	1,800

New York State Housing Finance Agency, Union Square South Housing Series 1996-A, Rev., VRDO, FNMA, LOC: FNMA, 1.78%, 3/7/2019 (b)	41,950	41,950

New York State Housing Finance Agency, West 23rd Street Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.80%, 3/7/2019 (b)	2,100	2,100

New York State Housing Finance Agency, Weyant Green Apartments Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.78%, 3/7/2019 (b)	100	100

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MONEY MARKET FUNDS	59

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

New York — continued

New York State Housing Finance Agency, Worth Street Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.80%, 3/7/2019 (b)	3,400	3,400

RBC Municipal Products, Inc. Trust, Floater Certificates

Series E-121, Rev., VRDO, LOC: Royal Bank of Canada, 1.75%, 3/1/2019 (b) (c)	28,600	28,600

Series E-99, Rev., VRDO, LOC: Royal Bank of Canada, 1.77%, 3/7/2019 (b) (c)	27,000	27,000

Tender Option Bond Trust Receipts/Certificates

Series E-118, GO, VRDO, LIQ: Royal Bank of Canada, 1.75%, 3/1/2019 (b) (c)	50,000	50,000

Series E-120, Rev., VRDO, LOC: Royal Bank of Canada, 1.75%, 3/1/2019 (b) (c)	12,200	12,200

Series 2018-XM0695, Rev., VRDO, LIQ: Morgan Stanley Bank, 1.76%, 3/7/2019 (b) (c)	15,000	15,000

Series 2018-ZF2772, Rev., VRDO, LIQ: Morgan Stanley Bank, 1.76%, 3/7/2019 (b) (c)	9,785	9,785

Series 2016-XG0018, Rev., VRDO, LIQ: Bank of America NA, 1.77%, 3/7/2019 (b) (c)	11,250	11,250

Series 2018-E-126, Rev., VRDO, LOC: Royal Bank of Canada, 1.77%, 3/7/2019 (b) (c)	35,000	35,000

Series 2018-E-129, Rev., VRDO, LOC: Royal Bank of Canada, 1.77%, 3/7/2019 (b) (c)	35,000	35,000

Series 2018-XF0685, Rev., VRDO, LIQ: TD Bank NA, 1.77%, 3/7/2019 (b) (c)	20,000	20,000

Triborough Bridge and Tunnel Authority, MTA Bridges and Tunnels

Series B-1, Rev., VRDO, LOC: Bank of America NA, 1.73%, 3/1/2019 (b)	33,855	33,855

Series A, Rev., VRDO, LOC: TD Bank NA, 1.69%, 3/7/2019 (b)	25,460	25,460

		3,248,103

North Carolina — 2.8%

Buncombe County Metropolitan Sewerage District Series A, Rev., VRDO, LIQ: Wells Fargo Bank NA, 1.72%, 3/7/2019 (b)	23,960	23,960

Charlotte-Mecklenburg Hospital Authority, Health Care Series F, Rev., VRDO, 1.73%, 3/7/2019 (b)	61,000	61,000

City of Charlotte, 2003 Governmental Facilities Projects Series G, COP, VRDO, LIQ: Wells Fargo Bank NA, 1.70%, 3/7/2019 (b)	46,860	46,860

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

North Carolina — continued

City of Charlotte, Governmental Facilities Series F, COP, VRDO, LIQ: Bank of America NA, 1.76%, 3/7/2019 (b)	7,675	7,675

City of Greensboro, Combined Enterprise System Series A, Rev., VRDO, LIQ: Bank of America NA, 1.72%, 3/7/2019 (b)	30,660	30,660

City of Raleigh, Combined Enterprise System Series B, Rev., VRDO, LIQ: Bank of America NA, 1.74%, 3/7/2019 (b)	27,175	27,175

City of Raleigh, Downtown Improvement Projects

Series A, COP, VRDO, LIQ: Wells Fargo Bank NA, 1.75%, 3/7/2019 (b)	40,900	40,900

Series B-1, COP, VRDO, LIQ: Wells Fargo Bank NA, 1.75%, 3/7/2019 (b)	56,665	56,665

Series B-2, COP, VRDO, LIQ: PNC Bank NA, 1.75%, 3/7/2019 (b)	37,665	37,665

City of Raleigh, Enterprise System Series A, Rev., VRDO, LIQ: Bank of America NA, 1.74%, 3/7/2019 (b)	40,055	40,055

Forsyth County Series A, GO, VRDO, LIQ: Wells Fargo Bank NA, 1.70%, 3/7/2019 (b)	5,145	5,145

North Carolina Capital Facilities Finance Agency, NCCU Real Estate Series A, Rev., VRDO, LOC: Wells Fargo Bank NA, 1.75%, 3/7/2019 (b)	14,600	14,600

North Carolina Medical Care Commission, Health Care Facilities, WakeMed Series C, Rev., VRDO, LOC: Wells Fargo Bank NA, 1.71%, 3/7/2019 (b)	12,385	12,385

North Carolina Medical Care Commission, Moses Cone Health System Series B, Rev., VRDO, LIQ: Bank of Montreal, 1.65%, 3/1/2019 (b)	5,650	5,650

Person County Industrial Facilities and Pollution Control Financing Authority, Recovery Zone Facility, CertainTeed Gypsum NC, Inc. Series 2010, Rev., VRDO, LOC: Credit Industriel et Commercial, 1.84%, 3/7/2019 (b)	14,800	14,800

University of North Carolina, University Hospital at Chapel Hill

Series A, Rev., VRDO, LIQ: Landesbank Hessen-Thueringen, 1.70%, 3/1/2019 (b)	12,125	12,125

Series B, Rev., VRDO, LIQ: Landesbank Hessen-Thueringen, 1.70%, 3/1/2019 (b)	17,545	17,545

Series A, Rev., VRDO, LIQ: TD Bank NA, 1.69%, 3/7/2019 (b)	9,275	9,275

		464,140

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2019

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Ohio — 1.0%

City of Blue Ash, Economic Development, Ursuline Academy of Cincinnati Project Series 2008, Rev., VRDO, LOC: PNC Bank NA, 1.75%, 3/7/2019 (b)	300	300

City of Cleveland, Airport System Series D, Rev., VRDO, LOC: U.S. Bank NA, 1.71%, 3/7/2019 (b)	5,175	5,175

Columbus Regional Airport Authority, Flightsafety International Inc., Project Series B, Rev., VRDO, 1.80%, 3/7/2019 (b)	22,170	22,170

County of Cleveland-Cuyahoga, Port Authority Cultural Facility, Museum of Art Project Series B, Rev., VRDO, LIQ: PNC Bank NA, 1.73%, 3/7/2019 (b)	20,000	20,000

County of Franklin, Hospital Facilities, OhioHealth Corp. Series C, Rev., VRDO, 1.72%, 3/7/2019 (b)	7,100	7,100

County of Hamilton, Hospital Facilities, Elizabeth Gamble Deaconess Home Association

Series A, Rev., VRDO, LOC: Northern Trust Co., 1.73%, 3/7/2019 (b)	14,550	14,550

Series B, Rev., VRDO, LOC: PNC Bank NA, 1.73%, 3/7/2019 (b)	10,500	10,500

County of Montgomery, Hospital Facilities, Premier Health Partners Obligated Group Series 2016-E, Rev., VRDO, LOC: Barclays Bank plc, 1.72%, 3/1/2019 (b)	18,915	18,915

Hamilton County, Sewer System, Metropolitan Sewer District of Greater Cincinnati Series 2018-Z, Rev., VRDO, 1.74%, 3/7/2019 (b)	20,000	20,000

Ohio Higher Educational Facility Commission, Hospital, Cleveland Clinic Health System

Series B-4, Rev., VRDO, LIQ: Barclays Bank plc, 1.69%, 3/1/2019 (b)	14,030	14,030

Series 2013-B-2, Rev., VRDO, LIQ: Bank of New York Mellon, 1.74%, 3/1/2019 (b)	6,550	6,550

RBC Municipal Products, Inc. Trust, Floater Certificates Series E-119, Rev., VRDO, LOC: Royal Bank of Canada, 1.77%, 3/7/2019 (b) (c)	15,000	15,000

State of Ohio, University Hospitals Health System, Inc. Series 2018-B, Rev., VRDO, LOC: PNC Bank NA, 1.75%, 3/7/2019 (b)	12,245	12,245

		166,535

Oregon — 0.4%

Clackamas County Hospital Facility Authority, Legacy Health System Series B, Rev., VRDO, LOC: U.S. Bank NA, 1.68%, 3/7/2019 (b)	15,450	15,450

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Oregon — continued

Oregon Health and Science University

Series B-3, Rev., VRDO, LOC: U.S. Bank NA, 1.71%, 3/1/2019 (b)	7,500	7,500

Series C, Rev., VRDO, LOC: U.S. Bank NA, 1.71%, 3/1/2019 (b)	9,665	9,665

State of Oregon, Facilities Authority, PeaceHealth Series B, Rev., VRDO, LOC: TD Bank NA, 1.68%, 3/1/2019 (b)	24,450	24,450

		57,065

Other — 0.9%

FHLMC, Multi-Family Housing

Series M015, Class A, Rev., VRDO, FHLMC, LIQ: FHLMC, 1.79%, 3/7/2019 (b)	5,715	5,715

Series M019, Class A, Rev., VRDO, FHLMC, LIQ: FHLMC, 1.79%, 3/7/2019 (b)	33,471	33,471

Series M020, Class A, Rev., VRDO, FHLMC, LIQ: FHLMC, 1.79%, 3/7/2019 (b)	17,521	17,521

Series M021, Class A, Rev., VRDO, FHLMC, LIQ: FHLMC, 1.79%, 3/7/2019 (b)	46,325	46,325

Series M024, Class A, Rev., VRDO, FHLMC, LIQ: FHLMC, 1.79%, 3/7/2019 (b)	12,340	12,340

Series M025, Class A, Rev., VRDO, FHLMC, LIQ: FHLMC, 1.80%, 3/7/2019 (b)	19,975	19,975

Series M026, Class A, Rev., VRDO, FHLMC, LIQ: FHLMC, 1.80%, 3/7/2019 (b)	11,105	11,105

SunAmerica Taxable Trust Series 2, Class A, Rev., VRDO, FHLMC, LOC: FHLMC, 1.80%, 3/7/2019 (b)	1,520	1,520

		147,972

Pennsylvania — 3.1%

Allegheny County Higher Education Building Authority Series 2008-A, Rev., VRDO, LIQ: Bank of New York Mellon, 1.68%, 3/1/2019 (b)	3,450	3,450

Bucks County IDA, Grand View Hospital

Series A, Rev., VRDO, LOC: TD Bank NA, 1.69%, 3/7/2019 (b)	400	400

Series B, Rev., VRDO, LOC: PNC Bank NA, 1.73%, 3/7/2019 (b)	20,300	20,300

City of Philadelphia, Gas Works, 1998 General Ordinance, Eight

Series B, Rev., VRDO, LOC: Wells Fargo Bank NA, 1.73%, 3/7/2019 (b)	18,115	18,115

Series D, Rev., VRDO, LOC: Royal Bank of Canada, 1.73%, 3/7/2019 (b)	12,900	12,900

Series E, Rev., VRDO, LOC: PNC Bank NA, 1.73%, 3/7/2019 (b)	24,770	24,770

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MONEY MARKET FUNDS	61

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Pennsylvania — continued

County of Allegheny

Series C, GO, VRDO, LOC: PNC Bank NA, 1.73%, 3/7/2019 (b)	33,775	33,775

Series C-51, GO, VRDO, LOC: PNC Bank NA, 1.73%, 3/7/2019 (b)	12,000	12,000

Fayette County Hospital Authority, Regional Health System Series A, Rev., VRDO, LOC: PNC Bank NA, 1.73%, 3/7/2019 (b)	25,895	25,895

Lackawanna County Multi-Purpose Stadium Authority, Hotel Room Rental Tax Rev., VRDO, LOC: PNC Bank NA, 1.73%, 3/7/2019 (b)	15,540	15,540

Montgomery County Redevelopment Authority, Multi-Family Housing, Brookside Manors Apartments Project

Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.74%, 3/7/2019 (b)	18,910	18,910

Series A-T2, Rev., VRDO, FNMA, LOC: FNMA, 1.74%, 3/7/2019 (b)	1,390	1,390

Montgomery County Redevelopment Authority, Multi-Family Housing, Kingswood Apartments Project Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.80%, 3/7/2019 (b)	17,080	17,080

Pennsylvania Higher Educational Facilities Authority, Susquehanna University Rev., VRDO, LOC: PNC Bank NA, 1.73%, 3/7/2019 (b)	2,400	2,400

Philadelphia Authority, Industrial Development Multi-Modal Lease Series B-3, Rev., VRDO, LOC: PNC Bank NA, 1.73%, 3/7/2019 (b)	28,305	28,305

RBC Municipal Products, Inc. Trust, Floater Certificates

Series E-110, Rev., VRDO, LOC: Royal Bank of Canada, 1.75%, 3/1/2019 (b) (c)	40,000	40,000

Series E-111, Rev., VRDO, LOC: Royal Bank of Canada, 1.75%, 3/1/2019 (b) (c)	160,095	160,095

Series E-101, Rev., VRDO, LOC: Royal Bank of Canada, 1.77%, 3/7/2019 (b) (c)	72,250	72,250

Tender Option Bond Trust Receipts/Certificates Series 2019-ZF2779, Rev., VRDO, LIQ: Barclays Bank plc, 1.77%, 3/7/2019 (b) (c)	5,070	5,070

		512,645

Rhode Island — 0.3%

Rhode Island Health and Educational Building Corp., Educational Institution, International Institute of Rhode Island Rev., VRDO, LOC: Bank of America NA, 1.81%, 3/7/2019 (b)	1,475	1,475

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Rhode Island — continued

Rhode Island Health and Educational Building Corp., Higher Education Facilities, Roger Williams University Issue Series 2008 B, Rev., VRDO, LOC: U.S. Bank NA, 1.71%, 3/7/2019 (b)	31,210	31,210

Rhode Island Health and Educational Building Corp., Higher Education Facility, Rhode Island School of Design Issue Series 2008 B, Rev., VRDO, LOC: TD Bank NA, 1.69%, 3/7/2019 (b)	7,045	7,045

Rhode Island Housing and Mortgage Finance Corp., Multi-Family Housing, Sutterfield Project Rev., VRDO, FHLMC, LOC: FHLMC, 1.81%, 3/7/2019 (b)	7,000	7,000

Rhode Island Industrial Facilities Corp., Marine Terminal, ExxonMobil Project Rev., VRDO, 1.67%, 3/1/2019 (b)	450	450

Tender Option Bond Trust Receipts/Certificates Series 2018-XF2559, Rev., VRDO, LIQ: Citibank NA, 1.77%, 3/7/2019 (b) (c)	9,000	9,000

		56,180

South Carolina — 0.4%

Greenville County School District Series C, GO, SCSDE, 5.00%, 6/1/2019	56,675	57,120

Tennessee — 1.1%

Clarksville Public Building Authority, Pooled Financing, Tennessee Municipal Bond Fund Rev., VRDO, LOC: Bank of America NA, 1.74%, 3/1/2019 (b)	39,030	39,030

Greeneville Health and Educational Facilities Board, Ballad Health Series B, Rev., VRDO, LOC: U.S. Bank NA, 1.72%, 3/7/2019 (b)	57,900	57,900

Metropolitan Government of Nashville and Davidson County Industrial Development Board, Multifamily Housing, Arbor Knoll Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.74%, 3/7/2019 (b)	13,400	13,400

Tender Option Bond Trust Receipts/Certificates Series 2018-BAML5001, Rev., VRDO, LIQ: Bank of America NA, 1.78%, 3/7/2019 (b) (c)	72,830	72,830

		183,160

Texas — 8.0%

Bexar County Housing Finance Authority, Multi-Family Housing, Altamonte Apartment Projects Rev., VRDO, FNMA, LOC: FNMA, 1.81%, 3/7/2019 (b)	8,300	8,300

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2019

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Texas — continued

City of Austin, Airport System Subseries 2005-4, Rev., VRDO, AGM, LOC: Sumitomo Mitsui Banking Corp., 1.80%, 3/7/2019 (b)	21,760	21,760

City of Austin, Texas Hotel Occupancy Tax Series A, Rev., VRDO, LOC: Citibank NA, 1.74%, 3/7/2019 (b)	17,425	17,425

City of Austin, Water and Wastewater System Rev., VRDO, LOC: Barclays Bank plc, 1.75%, 3/7/2019 (b)	48,000	48,000

City of Houston, Combined Utility System, First Lien

Series 2004B-3, Rev., VRDO, LOC: Sumitomo Mitsui Banking Corp., 1.76%, 3/7/2019 (b)	10,600	10,600

Series B-2, Rev., VRDO, LOC: Citibank NA, 1.76%, 3/7/2019 (b)	21,000	21,000

Series B-4, Rev., VRDO, LOC: Bank of Tokyo-Mitsubishi UFJ Ltd., 1.76%, 3/7/2019 (b)	24,450	24,450

County of Harris, Cultural Education Facilities Finance Corp., Hospital, Memorial Hermann Health System Rev., VRDO, 1.75%, 3/7/2019 (b)	25,000	25,000

County of Harris, Industrial Development Corp., Pollution Control Series A, Rev., VRDO, 1.72%, 3/1/2019 (b)	17,700	17,700

County of Harris, Industrial Development Corp., Pollution Control, Exxon Corp. Series B, Rev., VRDO, 1.72%, 3/1/2019 (b)	16,200	16,200

County of Jefferson, Port of Port Arthur Navigation District, Fina Oil and Chemical Co. Project Rev., VRDO, 1.82%, 3/7/2019 (b)	10,600	10,600

Gulf Coast Waste Disposal Authority, Environmental Facilities, American Acryl LP Project Series 2003, Rev., VRDO, LOC: Bank of Tokyo-Mitsubishi UFJ Ltd., 1.84%, 3/7/2019 (b)	12,000	12,000

Gulf Coast Waste Disposal Authority, Environmental Facilities, ExxonMobil Project Rev., VRDO, 1.72%, 3/1/2019 (b)	1,780	1,780

Harris County Cultural Education Facilities Finance Corp., Memorial Hermann Health System

Rev., VRDO, 1.75%, 3/7/2019 (b)	26,865	26,865

Series D, Rev., VRDO, 1.75%, 3/7/2019 (b)	18,500	18,500

Lower Neches Valley Authority Industrial Development Corp., Exempt Facilities Subseries B-2, Rev., VRDO, 1.72%, 3/1/2019 (b)	6,700	6,700

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Texas — continued

Lower Neches Valley Authority Industrial Development Corp., ExxonMobil Project

Series A, Rev., VRDO, 1.67%, 3/1/2019 (b)	25,030	25,030

Series A-2, Rev., VRDO, 1.67%, 3/1/2019 (b)	1,300	1,300

Subseries A-3, Rev., VRDO, 1.67%, 3/1/2019 (b)	100	100

Series B, Rev., VRDO, 1.72%, 3/1/2019 (b)	20,205	20,205

Rev., VRDO, 1.70%, 3/1/2019 (b)	4,250	4,250

Series 2011, Rev., VRDO, 1.73%, 3/1/2019 (b)	23,400	23,400

North Texas Tollway Authority Series 2016-XG0036, Rev., VRDO, LIQ: Citibank NA, 1.77%, 3/7/2019 (b) (c)	6,750	6,750

Port of Port Arthur Navigation District, Pollution Control Rev., VRDO, 1.72%, 3/1/2019 (b)	10,700	10,700

State of Texas

GO, VRDO, LIQ: FHLB, 1.75%, 3/7/2019 (b)	104,905	104,905

Series 2016, GO, VRDO, LIQ: Landesbank Hessen-Thueringen, 1.78%, 3/7/2019 (b)	43,495	43,495

Rev., TRAN, 4.00%, 8/29/2019	247,890	250,364

State of Texas, Veterans Series 2010C, GO, VRDO, LIQ: State Street Bank & Trust, 1.79%, 3/7/2019 (b)	13,520	13,520

State of Texas, Veterans Housing Assistance Program

Series 2008-B, GO, VRDO, LIQ: State Street Bank & Trust, 1.79%, 3/7/2019 (b)	27,705	27,705

Series 2001-C2, GO, VRDO, LIQ: State Street Bank & Trust, 1.83%, 3/7/2019 (b)	23,670	23,670

Series 2004-A, GO, VRDO, LIQ: State Street Bank & Trust, 1.83%, 3/7/2019 (b)	21,315	21,315

Series 2007-A, GO, VRDO, LIQ: State Street Bank & Trust, 1.83%, 3/7/2019 (b)	27,930	27,930

Series 2008-A, GO, VRDO, LIQ: State Street Bank & Trust, 1.83%, 3/7/2019 (b)	29,415	29,415

Tarrant County Cultural Education Facilities Finance Corp.

Series 2017-A, Rev., VRDO, 1.73%, 3/7/2019 (b)	18,000	18,000

Series 2017-B, Rev., VRDO, 1.75%, 3/7/2019 (b)	55,735	55,735

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MONEY MARKET FUNDS	63

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Texas — continued

Series C-2, Rev., VRDO, LOC: Bank of New York Mellon, 1.78%, 3/7/2019 (b)	20,200	20,200

Tarrant County Cultural Education Facilities Finance Corp., Methodist Hospitals of Dallas Project Series A, Rev., VRDO, LOC: TD Bank NA, 1.68%, 3/1/2019 (b)	27,910	27,910

Tarrant County Cultural Education Facilities Finance Corp., Texas Health Resources System

Series 2008-C, Rev., VRDO, 1.73%, 3/7/2019 (b)	35,900	35,900

Series 2012-B, Rev., VRDO, 1.73%, 3/7/2019 (b)	34,000	34,000

Series A, Rev., VRDO, 1.73%, 3/7/2019 (b)	46,860	46,860

Tender Option Bond Trust Receipts/Certificates

Series 2018-XM0685, Rev., VRDO, LIQ: Citibank NA, 1.76%, 3/7/2019 (b) (c)	34,815	34,815

Series 2018-E-128, Rev., VRDO, LOC: Royal Bank of Canada, 1.77%, 3/7/2019 (b) (c)	25,000	25,000

Series 2018-XF2669, Rev., VRDO, LIQ: Citibank NA, 1.77%, 3/7/2019 (b) (c)	17,820	17,820

Series 2018-XG0193, Rev., VRDO, GNMA COLL, LIQ: Royal Bank of Canada, 1.77%, 3/7/2019 (b) (c)	4,000	4,000

Series 2015-XM0071, Rev., VRDO, AGM, LIQ: Bank of America NA, 1.80%, 3/7/2019 (b) (c)	1,360	1,360

Texas Department of Housing and Community Affairs, Multi-Family Housing, Terraces at Cibolo Rev., VRDO, LOC: Citibank NA, 1.80%, 3/7/2019 (b)	4,600	4,600

Texas Department of Housing and Community Affairs, Multi-Family Housing, Timber Point Apartments Project Series A-1, Rev., VRDO, FHLMC, LOC: FHLMC, 1.80%, 3/7/2019 (b)	740	740

Texas Transportation Commission, State Highway Fund, First Tier Series B1, Rev., VRDO, LIQ: Sumitomo Mitsui Banking Corp., 1.77%, 3/7/2019 (b)	18,090	18,090

University of Texas System Series B, Rev., VRDO, LIQ: University of Texas Investment Management Co., 1.70%, 3/7/2019 (b)	59,960	59,960

		1,325,924

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Utah — 1.4%

Central Utah Water Conservancy District Series A, Rev., VRDO, LIQ: Landesbank Hessen-Thueringen, 1.77%, 3/7/2019 (b)	23,700	23,700

City of Murray, IHC Health Services Series D, Rev., VRDO, LIQ: Wells Fargo Bank NA, 1.70%, 3/1/2019 (b)	1,420	1,420

County of Utah Hospital, IHC Health Services, Inc.

Series C, Rev., VRDO, LIQ: U.S. Bank NA, 1.68%, 3/7/2019 (b)	27,650	27,650

Series D, Rev., VRDO, LIQ: U.S. Bank NA, 1.68%, 3/7/2019 (b)	31,235	31,235

Series B, Rev., VRDO, LIQ: U.S. Bank NA, 1.71%, 3/7/2019 (b)	8,625	8,625

Series C, Rev., VRDO, LIQ: U.S. Bank NA, 1.71%, 3/7/2019 (b)	10,100	10,100

Series C, Rev., VRDO, LIQ: BMO Harris Bank NA, 1.72%, 3/7/2019 (b)	95,440	95,440

Utah Housing Finance Agency, Single Family Mortgage

Series F-2, Class I, Rev., VRDO, LIQ: FHLMC, 1.76%, 3/7/2019 (b)	2,625	2,625

Series D-1, Rev., VRDO, LIQ: FHLMC, 1.84%, 3/7/2019 (b)	2,325	2,325

Series E-1, Class I, Rev., VRDO, LIQ: FHLMC, 1.84%, 3/7/2019 (b)	2,425	2,425

Utah Water Finance Agency Series B-2, Rev., VRDO, LIQ: Landesbank Hessen-Thueringen, 1.77%, 3/7/2019 (b)	25,000	25,000

		230,545

Virginia — 1.2%

Albermarle County Economic Development Authority, Virginia Hospital Facilities, Sentara Martha Jefferson Hospital Series A, Rev., VRDO, LIQ: TD Bank NA, 1.74%, 3/7/2019 (b)	15,880	15,880

County of Loudon, IDA, Multi-Modal, Howard Huges Medical Institute Series B, Rev., VRDO, 1.75%, 3/7/2019 (b)	300	300

Fairfax County Industrial Development Authority, Virginia Health Care, Inova Health System Project Rev., VRDO, 1.74%, 3/7/2019 (b)	25,000	25,000

Loudoun County Economic Development Authority

Series A, Rev., VRDO, 1.73%, 3/7/2019 (b)	6,750	6,750

Series C, Rev., VRDO, 1.75%, 3/7/2019 (b)	18,570	18,570

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2019

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Virginia — continued

Loudoun County IDA, Howard Hughes Medical Institute

Series D, Rev., VRDO, 1.75%, 3/7/2019 (b)	21,350	21,350

Series E, Rev., VRDO, 1.75%, 3/7/2019 (b)	20,500	20,500

Loudoun County Sanitation Authority, Water and Sewer System Rev., VRDO, LIQ: Bank of America NA, 1.72%, 3/7/2019 (b)	5,895	5,895

Tender Option Bond Trust Receipts/Certificates Series 2018-ZF2714, Rev., VRDO, LIQ: Morgan Stanley Bank, 1.77%, 3/7/2019 (b) (c)	7,000	7,000

Virginia College Building Authority, Educational Facilities, University of Richmond Project Series 2004, Rev., VRDO, LIQ: U.S. Bank NA, 1.72%, 3/7/2019 (b)	9,975	9,975

Virginia Small Business Financing Authority, Carilion Clinic Obligated Group

Series 2008A, Rev., VRDO, LOC: PNC Bank NA, 1.72%, 3/7/2019 (b)	40,000	40,000

Series 2008B, Rev., VRDO, LOC: Wells Fargo Bank NA, 1.72%, 3/7/2019 (b)	30,000	30,000

		201,220

Washington — 1.1%

Chelan County Public Utility District No.1 Series B, Rev., VRDO, LIQ: Barclays Bank plc, 1.74%, 3/7/2019 (b)	17,000	17,000

County of King, Junior Lien, Sewer Series B, Rev., VRDO, LOC: Landesbank Hessen-Thueringen, 1.74%, 3/7/2019 (b)	22,000	22,000

Port of Seattle, Subordinate Lien Series 1997, Rev., VRDO, LOC: Bank of America NA, 1.79%, 3/7/2019 (b)	7,330	7,330

Tender Option Bond Trust Receipts/Certificates Series 2018-XF2718, Rev., VRDO, LIQ: Morgan Stanley Bank, 1.77%, 3/7/2019 (b) (c)	8,800	8,800

Washington State Housing Finance Commission, Local 82 — JATC Educational Development Trust Project Rev., VRDO, LOC: U.S. Bank NA, 1.80%, 3/1/2019 (b)	1,375	1,375

Washington State Housing Finance Commission, Multi-Family Housing, Barkley Ridge Apartments Series A, Rev., VRDO, FHLMC, LOC: FHLMC, 1.81%, 3/7/2019 (b)	9,985	9,985

Washington State Housing Finance Commission, Multi-Family Housing, Merrill Gardens at University Village Project Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.79%, 3/7/2019 (b)	23,540	23,540

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Washington — continued

Washington State Housing Finance Commission, Multi-Family Housing, Queen Anne Project Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.79%, 3/7/2019 (b)	27,180	27,180

Washington State Housing Finance Commission, Multi-Family Housing, Seasons Apartments Project Rev., VRDO, FNMA, LOC: FNMA, 1.80%, 3/7/2019 (b)	13,375	13,375

Washington State Housing Finance Commission, Multi-Family Housing, The New Haven Apartments Project Rev., VRDO, FNMA, LOC: FNMA, 1.74%, 3/7/2019 (b)	17,400	17,400

Washington State Housing Finance Commission, Multi-Family Housing, Urban Center Apartments Project Series 2012, Rev., VRDO, FHLMC, LOC: FHLMC, 1.75%, 3/7/2019 (b)	24,205	24,205

Washington State Housing Finance Commission, Vintage Spokane Project Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.79%, 3/7/2019 (b)	15,095	15,095

		187,285

West Virginia — 0.1%

West Virginia Hospital Finance Authority, University Health System Series 2018-D, Rev., VRDO, LOC: PNC Bank NA, 1.73%, 3/7/2019 (b)	9,170	9,170

Wisconsin — 0.6%

Wisconsin Health & Educational Facilities Authority, Marshfield Clinic Health System, Inc. Series 2018B, Rev., VRDO, LOC: Barclays Bank plc, 1.74%, 3/7/2019 (b)	36,500	36,500

Wisconsin Health and Educational Facilities Authority, Medical College Series B, Rev., VRDO, LOC: U.S. Bank NA, 1.71%, 3/1/2019 (b)	54,450	54,450

Wisconsin Housing and EDA, Home Ownership Series C, Rev., VRDO, LIQ: Royal Bank of Canada, 1.75%, 3/7/2019 (b)	11,205	11,205

		102,155

Wyoming — 0.3%

County of Sublette, Wyoming Pollution Control, Exxonmobile Project Rev., VRDO, 1.72%, 3/1/2019 (b)	33,700	33,700

Wyoming Community Development Authority

Series 2, Rev., VRDO, LIQ: Royal Bank of Canada, 1.75%, 3/7/2019 (b)	9,750	9,750

Series 2, Rev., VRDO, LIQ: RBC Capital Markets, 1.78%, 3/7/2019 (b)	9,000	9,000

		52,450

Total Municipal Bonds (Cost $12,862,552)		12,862,552

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MONEY MARKET FUNDS	65

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS (a)	SHARES (000)	VALUE ($000)
Variable Rate Demand Preferred Shares — 7.8%

California — 1.9%

Nuveen California AMT-Free Quality Municipal Income Fund

Series 3, LIQ: TD Bank NA, 1.74%, 3/7/2019 # (c)	26,500	26,500

Series 6, LIQ: Sumitomo Mitsui Banking Corp., 1.75%, 3/7/2019 # (c)	30,000	30,000

Nuveen California Quality Municipal Income Fund

Series 3, LIQ: TD Bank NA, 1.83%, 3/7/2019 # (c)	26,800	26,800

Series 1, LIQ: Societe Generale, 1.88%, 3/7/2019 # (c)	59,200	59,200

Series 4, LIQ: Royal Bank of Canada, 1.88%, 3/7/2019 # (c)	58,500	58,500

Series 7, LIQ: Royal Bank of Canada, 1.88%, 3/7/2019 # (c)	21,000	21,000

Series 2, LIQ: Citibank NA, 1.89%, 3/7/2019 # (c)	27,500	27,500

Series 6, LIQ: Citibank NA, 1.89%, 3/7/2019 # (c)	67,600	67,600

		317,100

New York — 0.8%

Nuveen New York AMT-Free Quality Municipal Income Fund

Series 5, LIQ: TD Bank NA, 1.78%, 3/7/2019 # (c)	40,000	40,000

Series 1, LIQ: Citibank NA, 1.80%, 3/7/2019 # (c)	28,600	28,600

Series 2, LIQ: Citibank NA, 1.80%, 3/7/2019 # (c)	47,400	47,400

Series 3, LIQ: Citibank NA, 1.80%, 3/7/2019 # (c)	8,500	8,500

		124,500

Other — 5.1%

Nuveen AMT-Free Municipal Credit Income Fund

Series 4, LIQ: Citibank NA, 1.82%, 3/7/2019 # (c)	106,000	106,000

Series 5, LIQ: Societe Generale, 1.82%, 3/7/2019 # (c)	147,000	147,000

Series 6, LIQ: Sumitomo Mitsui Banking Corp., 1.82%, 3/7/2019 # (c)	133,300	133,300

Nuveen AMT-Free Quality Municipal Income Fund

Series 3, LIQ: TD Bank NA, 1.79%, 3/7/2019 # (c)	153,500	153,500

Series 2, LIQ: Citibank NA, 1.82%, 3/7/2019 # (c)	92,000	92,000

Series 4, LIQ: Barclays Bank plc, 1.82%, 3/7/2019 # (c)	11,900	11,900

INVESTMENTS (a)	SHARES (000)	VALUE ($000)

Other — continued

Series 5, LOC: Sumitomo Mitsui Banking Corp., 1.83%, 3/7/2019 # (c)	30,000	30,000

Nuveen Quality Municipal Income Fund

Series 1, LIQ: Barclays Bank plc, 1.89%, 3/7/2019 # (c)	26,600	26,600

Series 2, LIQ: Barclays Bank plc, 1.89%, 3/7/2019 # (c)	151,900	151,900

		852,200

Total Variable Rate Demand Preferred Shares (Cost $1,293,800)		1,293,800

	PRINCIPAL AMOUNT ($000)
Short-Term Investments — 14.8%

Commercial Paper — 14.8%

Alachua County Health Facilities Authority 1.65%, 3/5/2019	21,240	21,240

California Statewide Communities Development Authority

1.86%, 3/13/2019	48,750	48,750

1.86%, 3/13/2019	6,250	6,250

1.73%, 7/11/2019	25,000	25,000

1.73%, 7/11/2019	19,000	19,000

1.73%, 7/11/2019	23,000	23,000

California Statewide Communities Development Authority, Kaiser Permanent

1.77%, 6/5/2019	15,000	15,000

1.80%, 7/10/2019	20,000	20,000

City of Houston 1.75%, 3/13/2019	10,000	10,000

City of Memphis 1.61%, 3/5/2019	19,000	19,000

City of Rochester, Health Care Facilities, Mayo Clinic

1.65%, 3/5/2019	20,000	20,000

1.64%, 3/7/2019	68,000	68,000

1.65%, 4/3/2019	90,000	90,000

1.70%, 6/4/2019	50,000	50,000

County of Hillsborough 1.60%, 3/14/2019	10,000	10,000

County of Miami-Dade 1.87%, 5/2/2019	70,000	70,000

County of York, National Rural Utilities Cooperative Finance Corp.

1.62%, 3/1/2019	35,000	35,000

1.62%, 3/1/2019	22,500	22,500

1.62%, 3/1/2019	7,150	7,150

Curators of University of Missouri 1.67%, 5/6/2019	34,640	34,640

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2019

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Short-Term Investments — continued

Commercial Paper — continued

District of Columbia

1.95%, 3/4/2019	50,000	50,000

1.80%, 4/3/2019	100,000	100,000

Health and Educational Facilities Authority of the State of Missouri

1.84%, 3/13/2019	45,000	45,000

1.64%, 4/8/2019	50,000	50,000

1.85%, 6/20/2019	50,000	50,000

1.85%, 6/20/2019	45,000	45,000

Illinois Finance Authority

1.85%, 5/23/2019	10,000	10,000

1.85%, 5/23/2019	22,200	22,200

Indiana State Finance Authority 1.62%, 3/18/2019	86,570	86,570

Jacksonville Health Care Authority

1.53%, 3/6/2019	15,000	15,000

1.70%, 6/4/2019	105,000	105,000

Las Vegas Valley Water District 1.62%, 3/5/2019	135,000	135,000

Massachusetts Health & Educational Facilities Authority

1.67%, 5/2/2019	19,490	19,490

1.67%, 5/6/2019	19,585	19,585

Metropolitan Government of Nashville & Davidson County, Water & Sewer 1.63%, 4/5/2019	25,000	25,000

Michigan State Building Authority 1.64%, 6/13/2019	96,590	96,590

Omaha Public Power District, Electric System

1.60%, 3/18/2019	14,300	14,300

1.68%, 5/10/2019	15,000	15,000

Private Colleges & Universities Authority, Emory University 1.67%, 5/2/2019	18,811	18,811

Regents of the University of Michigan 1.63%, 4/3/2019	39,760	39,760

Regents of the University of Minnesota 1.62%, 3/6/2019	35,000	35,000

San Antonio Electric & Gas 1.75%, 6/5/2019	50,000	50,000

Southwestern Illinois Development Authority, Health Facilities 1.84%, 4/2/2019	39,870	39,870

State of Maryland, Health & Higher Educational Facilities Authority

1.60%, 3/4/2019	12,758	12,758

1.63%, 4/3/2019	19,000	19,000

State of Texas, Public Finance Authority

1.60%, 3/7/2019	38,750	38,750

1.74%, 3/18/2019	20,450	20,450

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Commercial Paper — continued

State of Wisconsin

1.58%, 3/5/2019	20,000	20,000

1.58%, 3/5/2019	10,636	10,636

1.65%, 3/5/2019	4,511	4,511

1.84%, 3/5/2019	18,230	18,230

University of Massachusetts Building Authority 1.85%, 3/13/2019	23,585	23,585

University of Minnesota

1.62%, 3/4/2019	22,750	22,750

1.64%, 3/5/2019	10,000	10,000

1.62%, 4/3/2019	24,800	24,800

1.62%, 4/3/2019	13,200	13,200

University of Texas System

1.62%, 3/4/2019	25,000	25,000

1.64%, 3/6/2019	25,000	25,000

1.63%, 3/7/2019	25,000	25,000

1.64%, 3/8/2019	22,520	22,520

1.64%, 3/8/2019	25,000	25,000

1.83%, 3/8/2019	25,000	25,000

1.57%, 3/15/2019	12,740	12,740

1.60%, 4/16/2019	20,000	20,000

1.60%, 4/17/2019	25,000	25,000

1.60%, 4/18/2019	20,000	20,000

1.61%, 5/2/2019	24,080	24,080

1.61%, 5/3/2019	25,000	25,000

1.61%, 5/3/2019	25,000	25,000

1.66%, 5/6/2019	15,500	15,500

1.68%, 5/7/2019	25,000	25,000

1.80%, 5/15/2019	17,000	17,000

1.80%, 5/16/2019	15,000	15,000

1.81%, 5/23/2019	25,000	25,000

1.70%, 5/29/2019	25,000	25,000

1.65%, 6/4/2019	25,000	24,997

1.70%, 6/4/2019	19,500	19,500

1.70%, 6/6/2019	20,000	20,000

1.70%, 7/8/2019	22,336	22,336

Total Commercial Paper (Cost $2,449,049)		2,449,049

Total Short-Term Investments (Cost $2,449,049)		2,449,049

Total Investments — 100.2% (Cost $16,605,401)*		16,605,401
Liabilities in Excess of Other Assets — (0.2%)		(37,591)

NET ASSETS — 100.0%		16,567,810

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MONEY MARKET FUNDS	67

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

Abbreviations
AGC	Insured by Assured Guaranty Corp.
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
BAN	Bond Anticipation Note
BHAC	Insured by Berkshire Hathaway Assurance Corp.
COLL	Collateral
CONS	Consolidated Bonds
COP	Certificate of Participation
CR	Custodial Receipts
EAGLE	Earnings of accrual generated on local tax-exempt securities
EDA	Economic Development Authority
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
FSA	Insured by Financial Security Assurance, Inc.
GNMA	Government National Mortgage Association
GO	General Obligation
IDA	Industrial Development Authority
LIQ	Liquidity Agreement
LOC	Letter of Credit
MTA	Metropolitan Transportation Authority
NATL	Insured by National Public Finance Guarantee Corp.

PCR	Pollution Control Revenue
RAN	Revenue Anticipation Note
RE	Reinsured
Rev.	Revenue
SCSDE	South Carolina School District Enhancement
TAN	Tax Anticipation Note
TRAN	Tax & Revenue Anticipation Note
VRDO	Variable Rate Demand Obligation. The interest rate shown is the rate in effect as of February 28, 2019.

(a)	The date shown represents the earliest of the next put date, next demand date or final maturity date.
(b)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of February 28, 2019.
(c)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(d)	Amount rounds to less than 0.1% of net assets.
#	Variable Rate Demand Preferred Shares of a closed-end investment company which has a weekly demand feature. The interest rate shown is the rate in effect as of February 28, 2019.
*	The cost of securities is substantially the same for federal income tax purposes.

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2019

JPMorgan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — 91.5%

Alabama — 0.6%

Alabama Housing Finance Authority Series 2007-B, Rev., VRDO, LOC: U.S. Bank NA, 1.79%, 3/7/2019 (b)	5,360	5,360

Mobile Downtown Redevelopment Authority, Gulf Opportunity Zone, Austal USA LLC Project Series B, Rev., VRDO, LOC: Societe Generale, 1.78%, 3/7/2019 (b) (c)	3,270	3,270

Tender Option Bond Trust Receipts/Certificates Series 2018-ZF2770, Rev., VRDO, LIQ: Morgan Stanley Bank, 1.77%, 3/7/2019 (b) (c)	9,000	9,000

		17,630

Arizona — 0.3%

Tender Option Bond Trust Receipts/Certificates

Series 2018-ZF2758, Rev., VRDO, LIQ: Barclays Bank plc, 1.80%, 3/7/2019 (b) (c)	3,125	3,125

Series 2018-ZM0615, Rev., VRDO, LIQ: Royal Bank of Canada, 1.82%, 3/7/2019 (b) (c)	7,500	7,500

		10,625

Arkansas — 2.1%

Arkansas Development Finance Authority, Solid Waste Disposal, Waste Management of Ark Project Rev., VRDO, LOC: Bank of America NA, 1.80%, 3/7/2019 (b)	15,000	15,000

City of Osceola, Solid Waste Disposal Rev., VRDO, LOC: Goldman Sachs Bank USA, 1.77%, 3/7/2019 (b)	49,700	49,700

		64,700

California — 1.5%

Alameda County IDA, Plyproperties Project Series A, Rev., VRDO, LOC: Wells Fargo Bank NA, 1.79%, 3/7/2019 (b)	3,705	3,705

California Pollution Control Financing Authority, Solid Waste Disposal, Recology Inc. Project Series 2018-A, Rev., VRDO, LOC: Wells Fargo Bank NA, 1.77%, 3/7/2019 (b) (c)	16,250	16,250

City and County of San Francisco, Multifamily Housing, Transbay Block 8 Tower Apartments Series H-2, Rev., VRDO, LOC: Bank of China, 1.72%, 3/7/2019 (b)	11,300	11,300

Tender Option Bond Trust Receipts/Certificates

Series 2018-XF2724, Rev., VRDO, LIQ: Morgan Stanley Bank, 1.79%, 3/7/2019 (b) (c)	12,000	12,000

Series 2017-ZM0473, Rev., VRDO, LIQ: Royal Bank of Canada, 1.80%, 3/7/2019 (b) (c)	2,600	2,600

		45,855

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Colorado — 2.6%

Colorado Housing and Finance Authority, Multi-Family Housing Rev., VRDO, LOC: U.S. Bank NA, 1.79%, 3/7/2019 (b)	11,205	11,205

Colorado Housing and Finance Authority, Single Family Mortgage Series B-3, Class 1, Rev., VRDO, FHLB, LIQ: FHLMC, 1.78%, 3/7/2019 (b)	680	680

RBC Municipal Products, Inc. Trust, Floater Certificates Series G-24, GO, VRDO, LOC: Royal Bank of Canada, 1.77%, 3/7/2019 (b) (c)	12,500	12,500

Tender Option Bond Trust Receipts/Certificates

Series 2016-ZF0467, Rev., VRDO, LOC: Royal Bank of Canada, 1.81%, 3/7/2019 (b) (c)	52,895	52,895

Series 2018-XG0197, Rev., VRDO, LOC: Bank of America NA, 1.81%, 3/7/2019 (b) (c)	3,250	3,250

		80,530

Connecticut — 1.9%

Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds

Subseries C-3, Rev., VRDO, LIQ: TD Bank NA, 1.77%, 3/7/2019 (b)	8,150	8,150

Subseries D-3, Rev., VRDO, GNMA/FNMA/FHLMC, LIQ: TD Bank NA, 1.77%, 3/7/2019 (b)	7,000	7,000

Subseries D-3, Rev., VRDO, LIQ: Bank of Tokyo-Mitsubishi UFJ Ltd., 1.79%, 3/7/2019 (b)	3,500	3,500

Series D, Subseries D-3, Rev., VRDO, LIQ: Bank of Tokyo-Mitsubishi UFJ Ltd., 1.82%, 3/7/2019 (b)	5,900	5,900

Connecticut State Development Authority Rev., VRDO, LOC: Bank of Montreal, 1.77%, 3/7/2019 (b)	30,000	30,000

RBC Municipal Products, Inc. Trust, Floater Certificates Series G-3, GO, VRDO, LOC: Royal Bank of Canada, 1.77%, 3/7/2019 (b) (c)	5,000	5,000

		59,550

Delaware — 1.2%

County of New Castle, Delaware Airport Facility Rev., VRDO, 1.78%, 3/7/2019 (b)	35,880	35,880

District of Columbia — 2.0%

District of Columbia, Pew Charitable Trust Series A, Rev., VRDO, LOC: PNC Bank NA, 1.73%, 3/7/2019 (b)	10,200	10,200

Metropolitan Washington Airports Authority, Airport System Series C, Subseries C-1, Rev., VRDO, LOC: Sumitomo Mitsui Banking Corp., 1.81%, 3/7/2019 (b)	10,200	10,200

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MONEY MARKET FUNDS	69

JPMorgan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

District of Columbia — continued

Metropolitan Washington Airports Authority, Remarketing

Subseries A-2, Rev., VRDO, LOC: Sumitomo Mitsui Banking Corp., 1.77%, 3/7/2019 (b)	9,755	9,755

Subseries A-3, Rev., VRDO, LOC: Sumitomo Mitsui Banking Corp., 1.77%, 3/7/2019 (b)	15,000	15,000

Rib Floater Trust Series 2018-024, Rev., VRDO, LIQ: Barclays Bank plc, 1.80%, 3/7/2019 (b) (c)	9,475	9,475

Tender Option Bond Trust Receipts/Certificates

Series 2019-XF2794, Rev., VRDO, LIQ: Morgan Stanley Bank, 1.79%, 3/7/2019 (b) (c)	3,100	3,100

Series 2017-ZM0554, Rev., VRDO, LIQ: Citibank NA, 1.80%, 3/7/2019 (b) (c)	2,500	2,500

		60,230

Florida — 5.8%

Alachua County Housing Finance Authority, Multi-Family Housing, Brookside Apartments Series A, Rev., VRDO, LOC: FNMA, 1.78%, 3/7/2019 (b)	5,885	5,885

Alachua County Housing Finance Authority, Multi-Family Housing, Santa Apartments Rev., VRDO, LOC: Citibank NA, 1.79%, 3/7/2019 (b)	3,230	3,230

Collier County IDA, Allete, Inc. Project Series 2006, Rev., VRDO, LOC: Wells Fargo Bank NA, 1.80%, 3/7/2019 (b)	26,300	26,300

Collier County IDA, Ave Maria Utility Co. Project Rev., VRDO, LOC: Northern Trust Co., 1.78%, 3/7/2019 (b)	13,665	13,665

Collier County, Housing Finance Authority Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.81%, 3/7/2019 (b)	2,570	2,570

County of Broward, Airtport Facility Series A, Rev., VRDO, LOC: Citibank NA, 1.84%, 3/7/2019 (b)	5,775	5,775

County of Miami-Dade, Seaport Department Series B, Rev., VRDO, LOC: Bank of Tokyo-Mitsubishi UFJ Ltd., 1.84%, 3/7/2019 (b)	19,150	19,150

County of Okeechobee, Landfill, Inc. Project Rev., VRDO, LOC: Wells Fargo Bank NA, 1.80%, 3/7/2019 (b)	15,000	15,000

County of Palm Beach, Florida Schood Board Class A, COP, VRDO, LIQ: Citibank NA, 1.77%, 3/7/2019 (b) (c)	6,590	6,590

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Florida — continued

County of Palm Beach, Special Purpose Facilities, Flight Safety Project Rev., VRDO, 1.78%, 3/7/2019 (b)	18,000	18,000

Florida Housing Finance Corp., Multi-Family Mortgage, Boynton Bay Apartments Series I, Rev., VRDO, LOC: Citibank NA, 1.79%, 3/7/2019 (b)	14,280	14,280

Florida Housing Finance Corp., Multi-Family Mortgage, Riverwalk Apartments Rev., VRDO, LOC: FHLMC, 1.76%, 3/7/2019 (b)	4,750	4,750

Hillsborough County, Housing Finance Authority, Multifamily Housing, Brandywine Apartments Rev., VRDO, LOC: Citibank NA, 1.79%, 3/7/2019 (b)	3,195	3,195

Sumter County IDA, Solid Waste Disposal, American Cement Co., LLC Project Rev., VRDO, LOC: Bank of America NA, 1.90%, 3/7/2019 (b)	16,000	16,000

Tender Option Bond Trust Receipts/Certificates

Series 2018-XG0167, Rev., VRDO, LIQ: Citibank NA, 1.77%, 3/7/2019 (b) (c)	6,135	6,135

Series 2018-ZM0615, Rev., VRDO, LIQ: Citibank NA, 1.77%, 3/7/2019 (b) (c)	7,500	7,500

Series 2018-XL0091, Rev., VRDO, LIQ: Credit Suisse AG, 1.78%, 3/7/2019 (b) (c)	4,000	4,000

Series 2017-ZF2503, Rev., VRDO, LIQ: Citibank NA, 1.80%, 3/7/2019 (b) (c)	3,750	3,750

Series 2018-XM0701, Rev., VRDO, LIQ: Citibank NA, 1.80%, 3/7/2019 (b) (c)	3,400	3,400

		179,175

Georgia — 1.0%

Atkinson/Coffee Counties Joint Development Authority, Solid Waste Disposal, Langboard, Inc. Project Rev., VRDO, LOC: Wells Fargo Bank NA, 1.78%, 3/7/2019 (b)	16,800	16,800

Richmond County Development Authority, Multifamily Housing, Stonegate Club Apartments Project Rev., VRDO, LOC: FNMA, 1.85%, 3/7/2019 (b)	6,925	6,925

Tender Option Bond Trust Receipts/Certificates Series 2017-ZF0589, Rev., VRDO, LIQ: Bank of America NA, 1.78%, 3/7/2019 (b) (c)	3,750	3,750

Valdosta-Lowndes County Industrial Development Authority, Steeda Autosports Project Rev., VRDO, LOC: Bank of America NA, 1.85%, 3/7/2019 (b)	1,830	1,830

		29,305

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2019

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Illinois — 1.3%

Chicago Midway International Airport Series C-2, Rev., VRDO, LOC: Bank of Montreal, 1.80%, 3/7/2019 (b)	19,955	19,955

Illinois Educational Facilities Authority, Adler Planetarium Series 1997, Rev., VRDO, LOC: PNC Bank NA, 1.75%, 3/7/2019 (b)	10,000	10,000

Illinois State Toll Highway Authority, Variable Rate Senior Priority Series A-1B, Rev., VRDO, LOC: Landesbank Hessen-Thueringen, 1.78%, 3/7/2019 (b)	5,600	5,600

Tender Option Bond Trust Receipts/Certificates Series 2018-XM0686, Rev., VRDO, LIQ: Bank of America NA, 1.81%, 3/7/2019 (b) (c)	4,160	4,160

		39,715

Indiana — 1.9%

City of Chicago, Gary International Airport Authority, Multi-Modal Special purpose Facility Rev., VRDO, LOC: BMO Harris Bank NA, 1.80%, 3/7/2019 (b)	5,975	5,975

City of Indianapolis, Economic Development, Pine Glen Apartments Project Rev., VRDO, LOC: FHLMC, 1.80%, 3/7/2019 (b)	5,865	5,865

City of Indianapolis, Multi-Family Housing, Nora Commons

Series 2004-A, Rev., VRDO, LOC: U.S. Bank NA, 1.79%, 3/1/2019 (b)	5,890	5,890

Class B, Rev., VRDO, LOC: U.S. Bank NA, 1.82%, 3/7/2019 (b)	630	630

Indiana Finance Authority, Parkview Health System Obligated Group

Series B, Rev., VRDO, LOC: Wells Fargo Bank NA, 1.70%, 3/1/2019 (b)	10,130	10,130

Series D, Rev., VRDO, LOC: Wells Fargo Bank NA, 1.72%, 3/1/2019 (b)	16,220	16,220

Series C, Rev., VRDO, LOC: Sumitomo Mitsui Banking Corp., 1.75%, 3/7/2019 (b)	5,475	5,475

Indiana Finance Authority, Solid Waste Disposal, Four-Leaf Clover Dairy LLC Project Rev., VRDO, LOC: Bank of America NA, 1.84%, 3/7/2019 (b)	4,100	4,100

Indiana Finance Authority, Solid Waste Disposal, New Holland Dairy Leasing Rev., VRDO, LOC: Bank of America NA, 1.84%, 3/7/2019 (b)	1,860	1,860

Tender Option Bond Trust Receipts/Certificates Series 2016-ZF0280, Rev., VRDO, LIQ: TD Bank NA, 1.78%, 3/7/2019 (b) (c)	2,500	2,500

		58,645

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Iowa — 3.3%

Iowa Finance Authority Solid Waste Facilities, Midamerican Energy Co. Project Rev., VRDO, 1.78%, 3/7/2019 (b)	45,800	45,800

Iowa Finance Authority, Industrial Development, Cone Entertainment Project Rev., VRDO, LOC: Wells Fargo Bank NA, 1.78%, 3/7/2019 (b)	4,655	4,655

Iowa Finance Authority, Midwestern Disaster Area, Chrisbro III, Inc. Project Rev., VRDO, 1.80%, 3/7/2019 (b)	30,800	30,800

Iowa Finance Authority, Multi-Family Housing

Series B, Rev., VRDO, LIQ: Wells Fargo Bank NA, 1.77%, 3/7/2019 (b)	7,230	7,230

Series A, Rev., VRDO, LIQ: Wells Fargo Bank NA, 1.82%, 3/7/2019 (b)	3,250	3,250

Iowa Finance Authority, Wellness Facility, Community of MarshallTown Project Rev., VRDO, LOC: Northern Trust Co., 1.78%, 3/7/2019 (b)	7,725	7,725

Tender Option Bond Trust Receipts/Certificates Series 2018-ZM0582, Rev., VRDO, LIQ: Barclays Bank plc, 1.77%, 3/7/2019 (b) (c)	2,550	2,550

		102,010

Kansas — 1.3%

City of Mission, Multi-Family Housing, The Falls Apartments Project Rev., VRDO, LOC: U.S. Bank NA, 1.80%, 3/7/2019 (b)	7,750	7,750

City of Wichita, Kans Airport Facilities Series 2003, Rev., VRDO, 1.78%, 3/7/2019 (b)	20,780	20,780

RBC Municipal Products, Inc. Trust, Floater Certificates Series G-23, GO, VRDO, LOC: Royal Bank of Canada, 1.77%, 3/7/2019 (b) (c)	12,500	12,500

		41,030

Kentucky — 2.6%

County of Carroll, Kentucky Environmental Facilities, Utilities Co. Project

Series 2008-A, Rev., VRDO, LOC: Bank of Tokyo-Mitsubishi UFJ Ltd., 1.82%, 3/7/2019 (b)	6,800	6,800

Series A, Rev., VRDO, LOC: Bank of Tokyo-Mitsubishi UFJ Ltd., 1.85%, 3/7/2019 (b)	7,100	7,100

Kenton County Airport Board, Flight Safety International, Inc. Project Series A, Rev., VRDO, 1.78%, 3/7/2019 (b)	17,900	17,900

Louisville Regional Airport Authority, Special Facilities, UPS Worldwide Forwarding Series A, Rev., VRDO, 1.74%, 3/1/2019 (b)	15,000	15,000

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MONEY MARKET FUNDS	71

JPMorgan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Kentucky — continued

Louisville Regional Airport Authority, UPS Worldwide Forwarding Series C, Rev., VRDO, 1.81%, 3/1/2019 (b)	28,400	28,400

Maysville Industrial Bldg., Green Tokai Co. Rev., VRDO, LOC: Bank of Tokyo-Mitsubishi UFJ Ltd., 1.84%, 3/7/2019 (b)	5,740	5,740

		80,940

Louisiana — 1.5%

Parish of St Charles, Pollution Control, Shell Oil Co., Norco Project

Rev., VRDO, 1.75%, 3/1/2019 (b)	8,700	8,700

Series A, Rev., VRDO, 1.75%, 3/1/2019 (b)	26,000	26,000

Tender Option Bond Trust Receipts/Certificates

Series 2019-BAML7003, Rev., VRDO, LOC: Bank of America NA, 1.78%, 3/7/2019 (b) (c)	13,125	13,125

		47,825

Maine — 0.9%

Maine State Housing Mortgage Authority

Series B2, Rev., VRDO, LIQ: State Street Bank & Trust, 1.77%, 3/7/2019 (b)	10,570	10,570

Series G, Rev., VRDO, LIQ: State Street Bank & Trust, 1.83%, 3/7/2019 (b)	16,990	16,990

		27,560

Maryland — 4.8%

City of Baltimore Series 2015-ZF2095, Rev., VRDO, LIQ: Morgan Stanley Bank, 1.82%, 3/7/2019 (b) (c)	6,665	6,665

Maryland Community Development Administration, Department of Housing and Community Development, Multi-Family Housing, Barrington Apartments Project Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.79%, 3/7/2019 (b)	34,500	34,500

Maryland Community Development Administration, Department of Housing and Community Development, Residential

Series J, Rev., VRDO, LIQ: State Street Bank & Trust, 1.79%, 3/7/2019 (b)	35,125	35,125

Series G, Rev., VRDO, LIQ: State Street Bank & Trust, 1.83%, 3/7/2019 (b)	19,270	19,270

Prince Georges County Housing Authority, Multi-Family, Allentowne Apartments Project Rev., VRDO, FHLMC, LOC: FHLMC, 1.79%, 3/7/2019 (b)	13,900	13,900

State of Maryland, Transportation Authority Series 2012-C, Rev., VRDO, LOC: Wells Fargo Bank NA, 1.77%, 3/7/2019 (b)	15,000	15,000

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Maryland — continued

Tender Option Bond Trust Receipts/Certificates

Series 2018-XF2763, Rev., VRDO, LIQ: Citibank NA, 1.77%, 3/7/2019 (b) (c)	10,000	10,000

Series 2018-ZM0596, Rev., VRDO, LIQ: Morgan Stanley Bank, 1.77%, 3/7/2019 (b) (c)	7,500	7,500

Series 2018-ZM0621, Rev., VRDO, LIQ: Morgan Stanley Bank, 1.77%, 3/7/2019 (b) (c)	4,000	4,000

Series 2018-XF0605, Rev., VRDO, LIQ: Bank of America NA, 1.79%, 3/7/2019 (b) (c)	3,300	3,300

		149,260

Massachusetts — 0.3%

Massachusetts State Development Finance Agency, Housing, Cordis Mills LLC Rev., VRDO, FNMA, LIQ: FNMA, 1.80%, 3/7/2019 (b)	9,850	9,850

Michigan — 3.8%

City of Grand Rapids, Industrial Development, Clipper Belt Lacer Co. Rev., VRDO, LOC: Bank of America NA, 1.81%, 3/7/2019 (b)	5,400	5,400

Kent Hospital Finance Authority, Spectrum Health System Series C, Rev., VRDO, LOC: Bank of New York Mellon, 1.78%, 3/7/2019 (b)	7,665	7,665

Michigan State Housing Development Authority, Multi-Family Housing, Jackson Project Rev., VRDO, LOC: FHLMC, 1.84%, 3/1/2019 (b)	9,635	9,635

Michigan State Housing Development Authority, Rental Housing

Series C, Rev., VRDO, LIQ: Royal Bank of Canada, 1.78%, 3/7/2019 (b)	11,455	11,455

Series D, Rev., VRDO, LIQ: Bank of America NA, 1.80%, 3/7/2019 (b)	4,525	4,525

Series A, Rev., VRDO, LIQ: Bank of America NA, 1.81%, 3/7/2019 (b)	5,045	5,045

Michigan State Housing Development Authority, Single-Family Mortgage

Series D, Rev., VRDO, LIQ: Industrial & Commercial Bank of China, 1.78%, 3/7/2019 (b)	5,805	5,805

Series B, Rev., VRDO, LIQ: Industrial & Commercial Bank of China, 1.81%, 3/7/2019 (b)	50,780	50,780

Series D, Rev., VRDO, LIQ: Barclays Bank plc, 1.86%, 3/7/2019 (b)	4,950	4,950

Rib Floater Trust Series 2018-009, Rev., VRDO, LOC: Barclays Bank plc, 1.78%, 3/7/2019 (b) (c)	6,000	6,000

Tender Option Bond Trust Receipts/Certificates

Series 2017-XF0597, Rev., VRDO, LIQ: Royal Bank of Canada, 1.77%, 3/7/2019 (b) (c)	3,000	3,000

Series 2017-XG0158, Rev., VRDO, LIQ: Bank of America NA, 1.77%, 3/7/2019 (b) (c)	4,075	4,075

		118,335

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2019

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Minnesota — 1.1%

Minnesota Housing Finance Agency, Residential Housing Finance Series 2017-C, Rev., VRDO, GNMA/FNMA/FHLMC COLL, LIQ: FHLMC, 1.80%, 3/7/2019 (b)	13,200	13,200

Oakdale Multifamily, Housing Cottage Homesteads Rev., VRDO, FHLMC, LOC: FHLMC, 1.80%, 3/7/2019 (b)	7,000	7,000

Tender Option Bond Trust Receipts/Certificates Series 2019-YX1103, Rev., VRDO, LOC: Barclays Bank plc, 1.92%, 3/7/2019 (b) (c)	15,000	15,000

		35,200

Mississippi — 2.3%

County of Jackson, Port Facility, Chevron USA, Inc. Project Rev., VRDO, 1.69%, 3/1/2019 (b)	49,650	49,650

Mississippi Business Finance Corp., Gulf Opportunity Zone Industrial Development, Chevron USA, Inc. Project Series G, Rev., VRDO, 1.69%, 3/1/2019 (b)	9,775	9,775

Mississippi Development Bank Special Obligation, Jackson County, Industrial Water System Project Series 2009, Rev., VRDO, 1.69%, 3/1/2019 (b)	12,100	12,100

		71,525

Missouri — 3.1%

Rib Floater Trust Series 2017-010, Rev., VRDO, LOC: Barclays Bank plc, 1.79%, 3/7/2019 (b) (c)	28,685	28,685

St. Charles County IDA, Country Club Apartments Project Rev., VRDO, FNMA, LOC: FNMA, 1.74%, 3/7/2019 (b)	25,000	25,000

St. Charles County IDA, Remington Apartments Project Rev., VRDO, FNMA, LOC: FNMA, 1.74%, 3/7/2019 (b)	11,400	11,400

Tender Option Bond Trust Receipts/Certificates Series C-16, Rev., VRDO, LOC: Royal Bank of Canada, 1.80%, 3/7/2019 (b) (c)	30,000	30,000

		95,085

Nebraska — 0.9%

Nebraska Investment Finance Authority, Multi-Family Housing Series A, Rev., VRDO, LOC: Citibank NA, 1.79%, 3/7/2019 (b)	10,000	10,000

Tender Option Bond Trust Receipts/Certificates

Series 2018-XF2551, Rev., VRDO, LIQ: Citibank NA, 1.79%, 3/7/2019 (b) (c)	9,635	9,635

Series 2018-XF2558, Rev., VRDO, LIQ: Citibank NA, 1.79%, 3/7/2019 (b) (c)	8,000	8,000

		27,635

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Nevada — 0.1%

Tender Option Bond Trust Receipts/Certificates Series 2018-ZM0633, GO, VRDO, LIQ: Royal Bank of Canada, 1.77%, 3/7/2019 (b) (c)	4,100	4,100

New Jersey — 1.4%

Rib Floater Trust Series 2018-020, Rev., VRDO, LIQ: Barclays Bank plc, 1.79%, 3/7/2019 (b) (c)	30,000	30,000

Tender Option Bond Trust Receipts/Certificates

Series 2018-XX1091, Rev., VRDO, NATL-RE, LOC: Barclays Bank plc, 1.76%, 3/7/2019 (b) (c)	9,000	9,000

Series 2018-XX1093, Rev., VRDO, LOC: Barclays Bank plc, 1.76%, 3/7/2019 (b) (c)	5,700	5,700

		44,700

New York — 11.9%

City of New York, Housing Development Corp., State Renaissance Court Series 2004-A, Rev., VRDO, FHLMC, LIQ: FHLMC, 1.80%, 3/7/2019 (b)	31,350	31,350

Erie County Industrial Development Agency Series 2008, Rev., VRDO, LOC: Manufacturers & Trader Trust Co., 1.84%, 3/7/2019 (b)	11,670	11,670

Metropolitan Transportation Authority

Subseries G-2, Rev., VRDO, LOC: TD Bank NA, 1.69%, 3/7/2019 (b)	9,810	9,810

Subseries E-4, Rev., VRDO, LOC: PNC Bank NA, 1.73%, 3/7/2019 (b)	20,000	20,000

New York City Housing Development Corp., Multifamily Housing, Westport Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.78%, 3/7/2019 (b)	15,000	15,000

New York City Housing Development Corp., Multi-Family Mortgage, Boricua Village Apartments Site C Series C, Rev., VRDO, LOC: Citibank NA, 1.80%, 3/7/2019 (b)	6,665	6,665

New York City Housing Development Corp., Multi-Family Mortgage, Related-Upper East Series A, Rev., VRDO, LOC: Landesbank Baden-Wuerttemberg, 1.78%, 3/7/2019 (b)	30,000	30,000

New York City Industrial Development Agency, Special Facility, Air Express International Corp. Project Rev., VRDO, LOC: Citibank NA, 1.78%, 3/7/2019 (b)	19,000	19,000

New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution, Fiscal Year 2019 Rev., VRDO, LIQ: Industrial & Commercial Bank of China, 1.77%, 3/7/2019 (b)	20,000	20,000

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MONEY MARKET FUNDS	73

JPMorgan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

New York — continued

New York Liberty Development Corp. Series 2015-XF2023, Rev., VRDO, LIQ: Morgan Stanley Bank, 1.79%, 3/7/2019 (b) (c)	10,000	10,000

New York State Dormitory Authority, City University System, CONS Fifth General Resolution Series D, Rev., VRDO, LOC: TD Bank NA, 1.69%, 3/7/2019 (b)	4,425	4,425

New York State Housing Finance Agency, 222 East 44th Street Housing Series A, Rev., VRDO, LOC: Bank of China, 1.79%, 3/7/2019 (b)	21,550	21,550

New York State Housing Finance Agency, 250 West 93rd Street Housing Series A, Rev., VRDO, LOC: Landesbank Hessen-Thueringen, 1.80%, 3/7/2019 (b)	30,000	30,000

New York State Housing Finance Agency, 330 West 39th Street Housing Series A, Rev., VRDO, LOC: Landesbank Hessen-Thueringen, 1.75%, 3/7/2019 (b)	28,500	28,500

New York State Housing Finance Agency, 42nd and 10th Housing Series A, Rev., VRDO, FHLMC, LOC: FHLMC, 1.77%, 3/7/2019 (b)	21,650	21,650

New York State Housing Finance Agency, 455 West 37th Street Housing Series A, Rev., VRDO, LOC: Landesbank Hessen-Thueringen, 1.75%, 3/1/2019 (b)	20,005	20,005

Tender Option Bond Trust Receipts/Certificates

Series E-118, GO, VRDO, LOC: Royal Bank of Canada, 1.75%, 3/1/2019 (b) (c)	20,000	20,000

Series 2017-XF0566, Rev., VRDO, LIQ: TD Bank NA, 1.76%, 3/7/2019 (b) (c)	4,000	4,000

Series 2017-XF0566, Rev., VRDO, LIQ: TD Bank NA, 1.76%, 3/7/2019 (b) (c)	4,300	4,300

Series 2018-XF0238, Rev., VRDO, LIQ: TD Bank NA, 1.76%, 3/7/2019 (b) (c)	18,815	18,815

Series 2018-XF2757, Rev., VRDO, LIQ: Morgan Stanley Bank, 1.76%, 3/7/2019 (b) (c)	8,000	8,000

Series 2017-XG0156, Rev., VRDO, LIQ: Citibank NA, 1.77%, 3/7/2019 (b) (c)	2,020	2,020

Series 2017-XF2488, Rev., VRDO, LIQ: Citibank NA, 1.79%, 3/7/2019 (b) (c)	2,500	2,500

Series 2018-XM0616, Rev., VRDO, LIQ: Citibank NA, 1.79%, 3/7/2019 (b) (c)	10,425	10,425

		369,685

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

North Carolina — 0.4%

Tender Option Bond Trust Receipts/Certificates Series 2018-XG0170, Rev., VRDO, LIQ: Royal Bank of Canada, 1.77%, 3/7/2019 (b) (c)	3,000	3,000

Union County Industrial Facilities and Pollution Control Financing Authority Series 2007, Rev., VRDO, LOC: BB&T Corp., 1.80%, 3/7/2019 (b)	10,000	10,000

		13,000

North Dakota — 0.9%

North Dakota Housing Finance Agency, Housing Finance Program, Home Mortgage Series B, Rev., VRDO, LIQ: Royal Bank of Canada, 1.77%, 3/7/2019 (b)	27,055	27,055

Ohio — 0.1%

RBC Municipal Products, Inc. Trust, Floater Certificates Series G-30, GO, VRDO, LOC: Royal Bank of Canada, 1.77%, 3/7/2019 (b) (c)	3,905	3,905

Oregon — 2.4%

Confederated Tribes of The Umatilla Indian Reservation, Tribal Infrastructure Rev., VRDO, LOC: Wells Fargo Bank NA, 2.48%, 3/7/2019 (b)	10,945	10,945

Marion County Housing Authority, Residence At Marian Rev., VRDO, LOC: U.S. Bank NA, 1.79%, 3/7/2019 (b)	240	240

Port of Portland, Oregon International Airport, Multimodal Variable Rate Rev., VRDO, LOC: Industrial & Commercial Bank of China, 1.85%, 3/7/2019 (b)	30,755	30,755

Port of Portland, Oregon Portland International Airport Series 18B, Rev., VRDO, LOC: Industrial & Commercial Bank of China, 1.80%, 3/7/2019 (b)	32,320	32,320

Tender Option Bond Trust Receipts/Certificates Series 2018-ZM0637, Rev., VRDO, LIQ: Royal Bank of Canada, 1.77%, 3/7/2019 (b) (c)	1,250	1,250

		75,510

Other — 3.9%

FHLMC, Multi-Family Housing

Series M017, Class A, Rev., VRDO, LIQ: FHLMC, 1.78%, 3/7/2019 (b)	48,500	48,500

Series M015, Class A, Rev., VRDO, FHLMC, LIQ: FHLMC, 1.79%, 3/7/2019 (b)	15,510	15,510

Series M021, Class A, Rev., VRDO, FHLMC, LIQ: FHLMC, 1.79%, 3/7/2019 (b)	12,065	12,065

Series M025, Class A, Rev., VRDO, FHLMC, LIQ: FHLMC, 1.80%, 3/7/2019 (b)	20,040	20,040

Series M026, Class A, Rev., VRDO, FHLMC, LIQ: FHLMC, 1.80%, 3/7/2019 (b)	21,230	21,230

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2019

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Other — continued

SunAmerica Taxable Trust Series 2, Class A, Rev., VRDO, FHLMC, LOC: FHLMC, 1.80%, 3/7/2019 (b)	2,830	2,830

		120,175

Pennsylvania — 2.1%

City of Philadelphia Pennsylvania Airport Subseries C-1, Rev., VRDO, LOC: TD Bank NA, 1.74%, 3/7/2019 (b)	22,015	22,015

City of Philadelphia, Water & Wastewater Series B, Rev., VRDO, LOC: TD Bank NA, 1.69%, 3/7/2019 (b)	1,250	1,250

Pennsylvania Housing Finance Agency, Single Family Mortgage

Series 2005-89, Rev., VRDO, LIQ: TD Bank NA, 1.74%, 3/7/2019 (b)	11,200	11,200

Series 2006-93B, Rev., VRDO, LIQ: Wells Fargo Bank NA, 1.77%, 3/7/2019 (b)	10,035	10,035

Series 2007-98C, Rev., VRDO, LIQ: Wells Fargo Bank NA, 1.77%, 3/7/2019 (b)	9,400	9,400

Tender Option Bond Trust Receipts/Certificates

Series 2018-XF0702, Rev., VRDO, LIQ: Bank of America NA, 1.72%, 3/7/2019 (b) (c)	2,000	2,000

Series 2018-XG0201, Rev., VRDO, GTD , LOC: Barclays Bank plc, 1.78%, 3/7/2019 (b) (c)	5,000	5,000

Series 2018-XL0061, Rev., VRDO, LOC: Citibank NA, 1.80%, 3/7/2019 (b) (c)	4,490	4,490

		65,390

Rhode Island — 0.8%

Rhode Island Housing and Mortgage Finance Corp., Multi-Family Housing, University Heights Project Rev., VRDO, FHLMC, LOC: FHLMC, 1.81%, 3/7/2019 (b)	25,500	25,500

South Carolina — 1.0%

South Carolina State Housing Finance and Development Authority, Rental Housing, Rocky Creek Rev., VRDO, LOC: Wells Fargo Bank NA, 1.80%, 3/7/2019 (b)	4,085	4,085

Tender Option Bond Trust Receipts/Certificates

Series 2018-XM0719, GO, VRDO, SCSDE, LIQ: Royal Bank of Canada, 1.78%, 3/7/2019 (b) (c)	4,000	4,000

Series 2019-BAML5004, Rev., VRDO, LIQ: Bank of America NA, 1.78%, 3/7/2019 (b) (c)	23,225	23,225

		31,310

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Tennessee — 2.5%

Clarksville Public Building Authority, Pooled Financing, Tennessee Municipal Bond Fund

Rev., VRDO, LOC: Bank of America NA, 1.74%, 3/1/2019 (b)	21,575	21,575

Rev., VRDO, LOC: Bank of America NA, 1.74%, 3/1/2019 (b)	3,800	3,800

Jackson Industrial Development Board, Industrial Development, General Cable Corp. Project Rev., VRDO, LOC: PNC Bank NA, 1.76%, 3/7/2019 (b)	9,000	9,000

Metropolitan Government of Nashville and Davidson County Industrial Development Board, Multifamily Housing, Arbor Crest Rev., VRDO, FNMA, LOC: FNMA, 1.74%, 3/7/2019 (b)	12,750	12,750

Metropolitan Government of Nashville and Davidson County, Health and Educational Facilities Board, Multi-Family Housing, The Retreat at Dry Creek Farms Apartments Project Rev., VRDO, LOC: Citibank NA, 1.79%, 3/7/2019 (b)	10,750	10,750

Tender Option Bond Trust Receipts/Certificates

Series 2018-XF2576, Rev., VRDO, LOC: Barclays Bank plc, 1.77%, 3/7/2019 (b) (c)	15,390	15,390

Series 2018-XL0062, Rev., VRDO, LOC: Citibank NA, 1.80%, 3/7/2019 (b) (c)	4,420	4,420

		77,685

Texas — 9.6%

Capital Area Housing Finance Corp., Cypress Creek At River Bend Apartments Rev., VRDO, LOC: Citibank NA, 1.80%, 3/7/2019 (b)	10,065	10,065

City of Austin, Airport System Subseries 2005-4, Rev., VRDO, AGM, LOC: Sumitomo Mitsui Banking Corp., 1.80%, 3/7/2019 (b)	17,615	17,615

County of Brazos, Merey Sweeny, L.P. Project Series A, Rev., VRDO, LOC: Bank of Nova Scotia, 1.74%, 3/1/2019 (b)	12,500	12,500

County of Jefferson, Port of Port Arthur Navigation District, Fina Oil and Chemical Co. Project Rev., VRDO, 1.82%, 3/7/2019 (b)	7,825	7,825

Gulf Coast Waste Disposal Authority, Environmental Facilities, Exxonmobile Project

Rev., VRDO, 1.72%, 3/1/2019 (b)	14,300	14,300

Series A, Rev., VRDO, 1.72%, 3/1/2019 (b)	22,350	22,350

Harris County Industrial Development Corp., Pollution Control, Exxon Corp. Series 1987, Rev., VRDO, 1.72%, 3/1/2019 (b)	7,000	7,000

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MONEY MARKET FUNDS	75

JPMorgan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Texas — continued

Montgomery Country Housing Finance Corp., Multi-Family Housing, Park at Woodline Townhomes Rev., VRDO, LOC: Citibank NA, 1.81%, 3/7/2019 (b)	12,190	12,190

North Texas Tollway Authority Series 2016-XF2220, Rev., VRDO, LIQ: Citibank NA, 1.77%, 3/7/2019 (b) (c)	7,200	7,200

RBC Municipal Products, Inc. Trust, Floater Certificates

Series G-20, GO, VRDO, LOC: Royal Bank of Canada, 1.77%, 3/7/2019 (b) (c)	10,000	10,000

Series G-31, GO, VRDO, LOC: Royal Bank of Canada, 1.77%, 3/7/2019 (b) (c)	3,000	3,000

Series G-34, GO, VRDO, PSF-GTD, LOC: Royal Bank of Canada, 1.77%, 3/7/2019 (b) (c)	5,400	5,400

Southeast Texas Housing Finance Corp., Wyndham Park Apartments Rev., VRDO, FNMA, LOC: FNMA, 1.81%, 3/7/2019 (b)	8,000	8,000

State of Texas, Veterans Bonds

Series C, GO, VRDO, LIQ: Landesbank Hessen-Thueringen, 1.76%, 3/7/2019 (b)	19,665	19,665

Series A, GO, VRDO, LIQ: State Street Bank & Trust, 1.79%, 3/7/2019 (b)	9,710	9,710

GO, VRDO, LIQ: State Street Bank & Trust, 1.85%, 3/7/2019 (b)	12,580	12,580

State of Texas, Veterans Housing Assistance Program Series 2007-B, GO, VRDO, LIQ: State Street Bank & Trust, 1.85%, 3/7/2019 (b)	29,245	29,245

Tender Option Bond Trust Receipts/Certificates

Series 2017-XF0599, Rev., VRDO, LIQ: Royal Bank of Canada, 1.77%, 3/7/2019 (b) (c)	9,000	9,000

Series 2017-XG0155, GO, VRDO, PSF-GTD, LIQ: Citibank NA, 1.77%, 3/7/2019 (b) (c)	5,503	5,503

Series 2018-G-84, GO, VRDO, PSF-GTD, LOC: Royal Bank of Canada, 1.77%, 3/7/2019 (b) (c)	7,125	7,125

Series 2018-XG0166, Rev., VRDO, LIQ: Citibank NA, 1.77%, 3/7/2019 (b) (c)	3,307	3,307

Series G-21, GO, VRDO, LOC: Royal Bank of Canada, 1.77%, 3/7/2019 (b) (c)	5,000	5,000

Series 2016-ZF0465, Rev., VRDO, LIQ: Royal Bank of Canada, 1.81%, 3/7/2019 (b) (c)	48,605	48,605

Texas Department of Housing and Community Affairs, Single Family Mortgage Series D, Rev., VRDO, GNMA/FNMA/FHLMC, LIQ: Texas Comptroller of Public Accounts, 1.77%, 3/7/2019 (b)	8,890	8,890

		296,075

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Utah — 0.5%

Utah Housing Corp., Single Family Mortgage

Series A-1, Class I, Rev., VRDO, LIQ: FHLMC, 1.84%, 3/7/2019 (b)	2,200	2,200

Series B, Class I, Rev., VRDO, LIQ: FHLMC, 1.84%, 3/7/2019 (b)	3,370	3,370

Series C-2, Class I, Rev., VRDO, FHA, LIQ: FHLMC, 1.84%, 3/7/2019 (b)	4,040	4,040

Series D-2, Class I, Rev., VRDO, LIQ: FHLMC, 1.84%, 3/7/2019 (b)	4,150	4,150

Utah Housing Finance Agency, Single Family Mortgage Series A-2, Rev., VRDO, LIQ: FHLMC, 1.84%, 3/7/2019 (b)	1,755	1,755

		15,515

Virginia — 2.9%

Arlington County Industrial Development Authority, Multi-family Housing, Gates of Ballston Apartments Rev., VRDO, LOC: PNC Bank NA, 1.79%, 3/7/2019 (b)	15,525	15,525

County of King George, IDA, Birchwood Power Partners

Series A, Rev., VRDO, LOC: Mizuho Bank Ltd., 1.72%, 3/1/2019 (b)	9,200	9,200

Series B, Rev., VRDO, LOC: Mizuho Bank Ltd., 1.72%, 3/1/2019 (b)	9,200	9,200

Hampton Industrial Development Authority, Waste of VA Landfills Rev., VRDO, LOC: Wells Fargo Bank NA, 1.83%, 3/7/2019 (b)	10,000	10,000

Tender Option Bond Trust Receipts/Certificates

Series 2018-ZM0583, Rev., VRDO, LIQ: Bank of America NA, 1.76%, 3/7/2019 (b) (c)	5,415	5,415

Series 2018-XG0183, Rev., VRDO, LIQ: Barclays Bank plc, 1.77%, 3/7/2019 (b) (c)	6,435	6,435

Series 2018-XL0069, Rev., VRDO, LIQ: Barclays Bank plc, 1.77%, 3/7/2019 (b) (c)	4,230	4,230

Series 2018-BAML0002, Rev., VRDO, FHLMC, LIQ: Bank of America NA, 1.80%, 3/7/2019 (b) (c)	15,390	15,390

Series 2018-BAML0004, Rev., VRDO, FHLMC, LIQ: Bank of America NA, 1.80%, 3/7/2019 (b) (c)	15,190	15,190

		90,585

Washington — 2.0%

Port Grays Harbor Industrial Development Corp., Murphy Co. Project Rev., VRDO, LOC: U.S. Bank NA, 1.79%, 3/7/2019 (b)	10,000	10,000

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2019

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Washington — continued

Port of Seattle, Subordinate Lien Series 2008, Rev., VRDO, LOC: Bank of Tokyo-Mitsubishi UFJ Ltd., 1.79%, 3/7/2019 (b)	28,515	28,515

Tender Option Bond Trust Receipts/Certificates Series 2018-XF0658, Rev., VRDO, LIQ: Bank of America NA, 1.82%, 3/7/2019 (b) (c)	5,610	5,610

Washington Economic Development Finance Authority, Solid Waste Disposal, Le May Enterprise Project Series B, Rev., VRDO, LOC: Bank of America NA, 1.80%, 3/7/2019 (b)	11,600	11,600

Washington Health Care Facilities Authority, Providence Health and Services Series 2012-D, Rev., VRDO, LIQ: U.S. Bank NA, 1.75%, 3/7/2019 (b)	205	205

Washington State Housing Finance Commission, Multi-Family Housing, Alderwood Court Apartments Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.80%, 3/7/2019 (b)	5,350	5,350

		61,280

West Virginia — 0.3%

County of Harrison, Solid Waste Disposal, Waste Management of West Virginia, Inc. Project Series A, Rev., VRDO, LOC: Bank of America NA, 1.80%, 3/7/2019 (b)	8,120	8,120

Wisconsin — 0.2%

City of Appleton, Industrial Development Series A, Rev., VRDO, LOC: Wells Fargo Bank NA, 1.81%, 3/7/2019 (b)	1,300	1,300

Tender Option Bond Trust Receipts/Certificates Series 2018-XF2541, Rev., VRDO, LIQ: Citibank NA, 1.77%, 3/7/2019 (b) (c)	3,400	3,400

		4,700

Wyoming — 0.4%

County of Laramie, Wyoming Industrial Development Series B, Rev., VRDO, LOC: Wells Fargo Bank NA, 1.78%, 3/7/2019 (b)	7,000	7,000

Wyoming Community Development Authority, Composite Reoffering Housing Series 6, Rev., VRDO, LIQ: FHLMC, 1.84%, 3/7/2019 (b)	4,900	4,900

		11,900

Total Municipal Bonds (Cost $2,834,285)		2,834,285

INVESTMENTS (a)	SHARES (000)	VALUE ($000)
Variable Rate Demand Preferred Shares — 8.4%

California — 0.5%

Nuveen California Quality Municipal Income Fund

Series 4, LIQ: Royal Bank of Canada, 1.88%, 3/7/2019 # (c)	10,000	10,000

Series 6, LIQ: Citibank NA, 1.89%, 3/7/2019 # (c)	5,000	5,000

		15,000

New York — 1.1%

BlackRock MuniYield New York Quality Fund, Inc. LIQ: Citibank NA, 1.86%, 3/7/2019 # (c)	35,000	35,000

Other — 6.8%

BlackRock MuniYield Quality Fund III Inc. LIQ: Citibank NA, 1.89%, 3/7/2019 # (c)	30,000	30,000

Nuveen AMT-Free Quality Municipal Income Fund

Series 3, LIQ: TD Bank NA, 1.79%, 3/7/2019 # (c)	25,000	25,000

Series 4, LIQ: Barclays Bank plc, 1.82%, 3/7/2019 # (c)	16,700	16,700

Nuveen Quality Municipal Income Fund

Series 1, LIQ: Barclays Bank plc, 1.89%, 3/7/2019 # (c)	96,400	96,400

Series 2, LIQ: Barclays Bank plc, 1.89%, 3/7/2019 # (c)	20,000	20,000

Series 3, LIQ: Barclays Bank plc, 1.89%, 3/7/2019 # (c)	24,200	24,200

		212,300

Total Variable Rate Demand Preferred Shares (Cost $262,300)		262,300

Total Investments — 99.9% (Cost $3,096,585)*		3,096,585
Other Assets Less Liabilities — 0.1%		1,648

Net Assets — 100.0%		3,098,233

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MONEY MARKET FUNDS	77

JPMorgan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

Abbreviations

AGM	Insured by Assured Guaranty Municipal Corp.
AMT	Alternative Minimum Tax
COLL	Collateral
COP	Certificate of Participation
FHA	Federal Housing Administration
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
GO	General Obligation
GTD	Guaranteed
IDA	Industrial Development Authority
LIQ	Liquidity Agreement
LOC	Letter of Credit
NATL	Insured by National Public Finance Guarantee Corp.
PSF-GTD	Permanent School Fund Guaranteed
RE	Reinsured
Rev.	Revenue
SCSDE	South Carolina School District Enhancement
VRDO	Variable Rate Demand Obligation. The interest rate shown is the rate in effect as of February 28, 2019.

(a)	The date shown represents the earliest of the next put date, next demand date or final maturity date.
(b)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of February 28, 2019.
(c)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(d)	Amount rounds to less than 0.1% of net assets.
#	Variable Rate Demand Preferred Shares of a closed-end investment company which has a weekly demand feature. The interest rate shown is the rate in effect as of February 28, 2019.
*	The cost of securities is substantially the same for federal income tax purposes.

SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2019

THIS PAGE IS INTENTIONALLY LEFT BLANK

FEBRUARY 28, 2019	J.P. MORGAN MONEY MARKET FUNDS	79

STATEMENTS OF ASSETS AND LIABILITIES

AS OF FEBRUARY 28, 2019

(Amounts in thousands, except per share amounts)

	JPMorgan Prime Money Market Fund	JPMorgan Institutional Tax Free Money Market Fund		JPMorgan Securities Lending Money Market Fund
ASSETS:
Investments in non-affiliates, at value	$36,431,386	$960,749		$2,773,641
Repurchase agreements, at value	10,378,900	—		220,000
Cash	400,001	14		—	(a)
Deferred offering cost (See Note 2.E.)	—	—	(a)	25
Receivables:
Interest from non-affiliates	57,225	2,138		2,288
Due from adviser	—	—		108

Total Assets	47,267,512	962,901		2,996,062

LIABILITIES:
Payables:
Distributions	61,511	1,291		5,290
Investment securities purchased	114,888	18,000		124,813
Accrued liabilities:
Investment advisory fees	2,918	21		—
Administration fees	2,227	32		—
Distribution fees	3	—		—
Service fees	2,276	20		—
Custodian and accounting fees	335	33		52
Trustees’ and Chief Compliance Officer’s fees	10	1		—
Printing and mailing cost	526	10		13
Other	969	144		355

Total Liabilities	185,663	19,552		130,523

Net Assets	$47,081,849	$943,349		$2,865,539

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2019

	JPMorgan Prime Money Market Fund	JPMorgan Institutional Tax Free Money Market Fund	JPMorgan Securities Lending Money Market Fund
NET ASSETS:
Paid-in-Capital	$47,073,468	$943,378	$2,865,055
Total distributable earnings (loss) (a)	8,381	(29)	484

Total Net Assets	$47,081,849	$943,349	$2,865,539

Net Assets:
Class C	$1,218	$—	$—
Agency	2,474,137	17,148	—
Agency SL	—	—	2,865,539
Capital	26,725,832	72,933	—
IM	1,896,262	475,368	—
Institutional Class	11,691,618	377,900	—
Morgan	2,395,205	—	—
Premier	1,884,553	—	—
Reserve	13,024	—	—

Total	$47,081,849	$943,349	$2,865,539

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class C	1,218	—	—
Agency	2,473,331	17,148	—
Agency SL	—	—	2,865,244
Capital	26,717,960	72,934	—
IM	1,895,668	475,385	—
Institutional Class	11,688,109	377,911	—
Morgan	2,394,504	—	—
Premier	1,883,971	—	—
Reserve	13,021	—	—
Net Asset Value offering and redemption price per share (all classes)	$1.0003	$1.0000	$1.0001

Cost of investments in non-affiliates	$36,422,329	$960,782	$2,773,158
Cost of repurchase agreements	10,378,900	—	220,000

(a)

Total distributable earnings have been aggregated to conform to the current presentation requirements for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MONEY MARKET FUNDS	81

STATEMENTS OF ASSETS AND LIABILITIES

AS OF FEBRUARY 28, 2019 (continued)

(Amounts in thousands, except per share amounts)

	JPMorgan Liquid Assets Money Market Fund		JPMorgan U.S. Government Money Market Fund	JPMorgan U.S. Treasury Plus Money Market Fund
ASSETS:
Investments in non-affiliates, at value	$4,306,297		$70,357,141	$9,488,758
Repurchase agreements, at value	1,011,500		69,414,515	19,549,862
Cash	—	(a)	4,420,388	650,000
Receivables:
Due from custodian	15,000		—	—
Investment securities sold	—		1,483,204	—
Fund shares sold	—		2,938	—
Interest from non-affiliates	6,020		181,490	25,287
Prepaid expenses	—		1,296	—

Total Assets	5,338,817		145,860,972	29,713,907

LIABILITIES:
Payables:
Distributions	6,551		130,423	24,364
Investment securities purchased	29,933		340,718	—
Fund shares redeemed	—		1,160	—
Accrued liabilities:
Investment advisory fees	178		8,670	1,835
Administration fees	148		6,608	1,398
Distribution fees	36		2,390	267
Service fees	502		6,580	1,598
Custodian and accounting fees	38		615	134
Trustees’ and Chief Compliance Officer’s fees	1		5	—
Printing and mailing cost	21		2,707	519
Other	63		1,240	205

Total Liabilities	37,471		501,116	30,320

Net Assets	$5,301,346		$145,359,856	$29,683,587

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2019

	JPMorgan Liquid Assets Money Market Fund	JPMorgan U.S. Government Money Market Fund	JPMorgan U.S. Treasury Plus Money Market Fund
NET ASSETS:
Paid-in-Capital	$5,301,561	$145,365,447	$29,684,346
Total distributable earnings (loss) (a)	(215)	(5,591)	(759)

Total Net Assets	$5,301,346	$145,359,856	$29,683,587

Net Assets:
Class C	$22,073	$—	$375,230
Agency	542,003	11,112,454	2,013,982
Capital	558,492	73,390,258	6,425,187
Eagle Class	—	3,858,134	—
Eagle Private Wealth Class	—	20	—
E*Trade	—	274,993	—
IM	—	6,108,975	1,451,488
Institutional Class	2,717,544	41,868,607	17,766,429
Investor	8,147	1,127,675	28,583
Morgan	307,584	1,660,477	634,508
Premier	1,140,955	2,945,521	981,194
Reserve	4,548	19,468	6,986
Service	—	2,993,274	—

Total	$5,301,346	$145,359,856	$29,683,587

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class C	22,074	—	375,234
Agency	542,006	11,112,909	2,014,019
Capital	558,492	73,393,534	6,425,227
Eagle Class	—	3,858,222	—
Eagle Private Wealth Class	—	20	—
E*Trade	—	274,997	—
IM	—	6,109,168	1,451,582
Institutional Class	2,717,565	41,869,927	17,766,984
Investor	8,147	1,127,711	28,584
Morgan	307,592	1,660,521	634,516
Premier	1,140,965	2,945,633	981,210
Reserve	4,549	19,468	6,986
Service	—	2,993,316	—
Net Asset Value offering and redemption price per share (all classes)	$1.00	$1.00	$1.00

Cost of investments in non-affiliates	$4,306,297	$70,357,141	$9,488,758
Cost of repurchase agreements	1,011,500	69,414,515	19,549,862

(a)

Total distributable earnings have been aggregated to conform to the current presentation requirements for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MONEY MARKET FUNDS	83

STATEMENTS OF ASSETS AND LIABILITIES

AS OF FEBRUARY 28, 2019 (continued)

(Amounts in thousands, except per share amounts)

	JPMorgan Federal Money Market Fund		JPMorgan 100% U.S. Treasury Securities Money Market Fund	JPMorgan Tax Free Money Market Fund		JPMorgan Municipal Money Market Fund
ASSETS:
Investments in non-affiliates, at value	$3,735,055		$51,799,993	$16,605,401		$3,096,585
Cash	16,999		820,209	—		2
Receivables:
Investment securities sold	—		—	7,717		1,090
Investment securities sold — delayed delivery securities	—		—	2,720		350
Fund shares sold	3,005		—	—		—
Interest from non-affiliates	2,673		28,663	33,624		7,184
Prepaid expenses	—		—	—		170

Total Assets	3,757,732		52,648,865	16,649,462		3,105,381

LIABILITIES:
Payables:
Due to custodian	—		—	5		—
Distributions	4,439		54,506	15,839		906
Investment securities purchased	—		3,000,971	61,985		5,508
Fund shares redeemed	2,314		—	—		—
Accrued liabilities:
Investment advisory fees	190		2,315	976		39
Administration fees	148		1,830	748		44
Distribution fees	2		441	396		234
Service fees	220		2,994	1,359		320
Custodian and accounting fees	23		193	85		23
Trustees’ and Chief Compliance Officer’s fees	—	(a)	1	—	(a)	—
Printing and mailing cost	430		57	61		17
Other	136		1,410	198		57

Total Liabilities	7,902		3,064,718	81,652		7,148

Net Assets	$3,749,830		$49,584,147	$16,567,810		$3,098,233

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2019

	JPMorgan Federal Money Market Fund	JPMorgan 100% U.S. Treasury Securities Money Market Fund	JPMorgan Tax Free Money Market Fund	JPMorgan Municipal Money Market Fund
NET ASSETS:
Paid-in-Capital	$3,750,017	$49,584,965	$16,567,762	$3,098,200
Total distributable earnings (loss) (a)	(187)	(818)	48	33

Total Net Assets	$3,749,830	$49,584,147	$16,567,810	$3,098,233

Net Assets:
Agency	$148,122	$2,567,061	$1,063,941	$127,136
Capital	—	23,528,259	—	—
Eagle Class	—	—	—	565,483
Institutional Class	3,417,418	17,858,556	12,402,297	2,003,502
Morgan	29,289	2,009,129	9,884	15,899
Premier	155,001	2,059,307	1,062,712	129,260
Reserve	—	1,561,835	2,028,976	—
Service	—	—	—	256,953

Total	$3,749,830	$49,584,147	$16,567,810	$3,098,233

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Agency	148,145	2,567,099	1,063,928	127,138
Capital	—	23,528,615	—	—
Eagle Class	—	—	—	565,458
Institutional Class	3,417,853	17,858,838	12,402,010	2,003,502
Morgan	29,293	2,009,154	9,884	15,898
Premier	155,020	2,059,328	1,062,637	129,259
Reserve	—	1,561,841	2,028,849	—
Service	—	—	—	256,935
Net Asset Value offering and redemption price per share (all classes)	$1.00	$1.00	$1.00	$1.00

Cost of investments in non-affiliates	$3,735,055	$51,799,993	$16,605,401	$3,096,585

(a)

Total distributable earnings have been aggregated to conform to the current presentation requirements for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MONEY MARKET FUNDS	85

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED FEBRUARY 28, 2019

(Amounts in thousands)

	JPMorgan Prime Money Market Fund	JPMorgan Institutional Tax Free Money Market Fund (a)	JPMorgan Securities Lending Money Market Fund (b)
INVESTMENT INCOME:
Interest income from non-affiliates	$963,684	$8,874	$15,775
Interest income from affiliates	9,576	—	—

Total investment income	973,260	8,874	15,775

EXPENSES:
Investment advisory fees	33,600	470	486
Administration fees	28,121	387	381
Distribution fees (See Note 4)	67	—	—
Service fees (See Note 4)	35,057	151	—
Custodian and accounting fees	1,188	128	87
Interest expense to affiliates	— (c)	1	— (c)
Professional fees	502	58	57
Trustees’ and Chief Compliance Officer’s fees	102	25	8
Printing and mailing costs	77	19	13
Registration and filing fees	1,266	131	300
Transfer agency fees (See Note 2.G.)	1,500	245	26
Offering costs	—	119	19
Other	222	11	8

Total expenses	101,702	1,745	1,385

Less fees waived	(12,965)	(329)	(813)
Less expense reimbursements	(26)	(400)	(207)

Net expenses	88,711	1,016	365

Net investment income (loss)	884,549	7,858	15,410

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	131	14	1
Change in net unrealized appreciation/depreciation on investments in non-affiliates	8,894	(33)	483

Net realized/unrealized gains (losses)	9,025	(19)	484

Change in net assets resulting from operations	$893,574	$7,839	$15,894

(a)	Commencement of operations was March 1, 2018.
(b)	Commencement of operations was September 19, 2018.
(c)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2019

	JPMorgan Liquid Assets Money Market Fund	JPMorgan U.S. Government Money Market Fund	JPMorgan U.S. Treasury Plus Money Market Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$73,302	$2,831,205	$556,779
Interest income from affiliates	300	73,319	10,932
Income from interfund lending (net)	241	207	—

Total investment income	73,843	2,904,731	567,711

EXPENSES:
Investment advisory fees	2,484	112,485	21,651
Administration fees	2,060	94,339	18,087
Distribution fees (See Note 4)	363	21,786	3,252
Service fees (See Note 4)	5,023	127,239	25,627
Custodian and accounting fees	151	2,342	594
Interest expense to affiliates	1	—	—
Professional fees	79	1,632	354
Trustees’ and Chief Compliance Officer’s fees	37	558	125
Printing and mailing costs	28	430	49
Registration and filing fees	602	3,452	208
Transfer agency fees (See Note 2.G.)	133	2,911	544
Other	81	984	159

Total expenses	11,042	368,158	70,650

Less fees waived	(1,880)	(42,396)	(9,849)
Less expense reimbursements	—	— (a)	—

Net expenses	9,162	325,762	60,801

Net investment income (loss)	64,681	2,578,969	506,910

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	6	(3,877)	(176)

Change in net assets resulting from operations	$64,687	$2,575,092	$506,734

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MONEY MARKET FUNDS	87

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED FEBRUARY 28, 2019 (continued)

(Amounts in thousands)

	JPMorgan Federal Money Market Fund	JPMorgan 100% U.S. Treasury Securities Money Market Fund	JPMorgan Tax Free Money Market Fund		JPMorgan Municipal Money Market Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$65,304	$824,734	$245,041		$45,432
Interest income from affiliates	422	19,175	—	(a)	—

Total investment income	65,726	843,909	245,041		45,432

EXPENSES:
Investment advisory fees	2,557	32,634	13,212		2,414
Administration fees	2,139	27,258	11,068		2,021
Distribution fees (See Note 4)	30	4,795	5,319		3,053
Service fees (See Note 4)	3,713	42,059	23,439		5,078
Custodian and accounting fees	89	816	392		112
Interest expense to affiliates	1	—	13		1
Professional fees	80	479	236		78
Trustees’ and Chief Compliance Officer’s fees	37	175	87		36
Printing and mailing costs	206	176	53		10
Registration and filing fees	18	2,510	548		719
Transfer agency fees (See Note 2.G.)	117	879	343		71
Other	58	329	104		28

Total expenses	9,045	112,110	54,814		13,621

Less fees waived	(1,700)	(14,744)	(6,599)		(1,789)
Less expense reimbursements	—	—	—	(a)	—

Net expenses	7,345	97,366	48,215		11,832

Net investment income (loss)	58,381	746,543	196,826		33,600

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	13	(222)	1,154		255

Change in net assets resulting from operations	$58,394	$746,321	$197,980		$33,855

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2019

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Prime Money Market Fund		JPMorgan Institutional Tax Free Money Market Fund
	Year Ended February 28, 2019	Year Ended February 28, 2018	Year Ended February 28, 2019 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$884,549	$427,469	$7,858
Net realized gain (loss)	131	5	14
Change in net unrealized appreciation/depreciation	8,894	(9,211)	(33)

Change in net assets resulting from operations	893,574	418,263	7,839

DISTRIBUTIONS TO SHAREHOLDERS: (b)
Class C	(21)	(12)	—
Agency	(40,387)	(15,003)	(83)
Capital	(535,595)	(283,020)	(263)
IM	(40,957)	(24,838)	(5,663)
Institutional Class	(212,564)	(89,680)	(1,859)
Morgan	(28,290)	(5,425)	—
Premier	(26,502)	(8,924)	—
Reserve	(346)	(472)	—

Total distributions to shareholders	(884,662)	(427,374)	(7,868)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	8,474,416	8,095,806	943,378

NET ASSETS:
Change in net assets	8,483,328	8,086,695	943,349
Beginning of period	38,598,521	30,511,826	—

End of period	$47,081,849	$38,598,521	$943,349

(a)	Commencement of operations was March 1, 2018.
(b)

The prior period distributions have been reclassified to conform to current period presentation for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8. Prior period balances were as follows:

JPMorgan Prime Money Market Fund
Class C
From net investment income	$(12)
From net realized gains	— (c)
Agency
From net investment income	(15,003)
From net realized gains	— (c)
Capital
From net investment income	(283,012)
From net realized gains	(8)
IM
From net investment income	(24,837)
From net realized gains	(1)
Institutional Class
From net investment income	(89,677)
From net realized gains	(3)
Morgan
From net investment income	(5,425)
From net realized gains	— (c)
Premier
From net investment income	(8,924)
From net realized gains	— (c)
Reserve
From net investment income	(472)
From net realized gains	— (c)

(c)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MONEY MARKET FUNDS	89

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Securities Lending Money Market Fund	JPMorgan Liquid Assets Money Market Fund
	Period Ended February 28, 2019 (a)	Year Ended February 28, 2019	Year Ended February 28, 2018
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$15,410	$64,681	$13,971
Net realized gain (loss)	1	6	15
Change in net unrealized appreciation/depreciation	483	—	—

Change in net assets resulting from operations	15,894	64,687	13,986

DISTRIBUTIONS TO SHAREHOLDERS: (b)
Class C	—	(279)	(102)
Agency	—	(6,245)	(1,408)
Agency SL	(15,410)	—	—
Capital	—	(5,669)	(680)
Institutional Class	—	(35,769)	(8,026)
Investor	—	(179)	(43)
Morgan	—	(3,399)	(1,224)
Premier	—	(13,059)	(2,447)
Reserve	—	(87)	(48)

Total distributions to shareholders	(15,410)	(64,686)	(13,978)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	2,865,055	3,508,402	1,019,947

NET ASSETS:
Change in net assets	2,865,539	3,508,403	1,019,955
Beginning of period	—	1,792,943	772,988

End of period	$2,865,539	$5,301,346	$1,792,943

(a)	Commencement of operations was September 19, 2018.
(b)

The prior period distributions have been reclassified to conform to current period presentation for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8. Prior period balances were as follows:

JPMorgan Liquid Assets Money Market Fund
Class C
From net investment income	$(102)
From net realized gains	— (c)
Agency
From net investment income	(1,407)
From net realized gains	(1)
Capital
From net investment income	(679)
From net realized gains	(1)
Institutional Class
From net investment income	(8,018)
From net realized gains	(8)
Investor
From net investment income	(43)
From net realized gains	— (c)
Morgan
From net investment income	(1,223)
From net realized gains	(1)
Premier
From net investment income	(2,444)
From net realized gains	(3)
Reserve
From net investment income	(48)
From net realized gains	— (c)

(c)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2019

	JPMorgan U.S. Government Money Market Fund		JPMorgan U.S. Treasury Plus Money Market Fund
	Year Ended February 28, 2019	Year Ended February 28, 2018	Year Ended February 28, 2019	Year Ended February 28, 2018
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$2,578,969	$1,185,670	$506,910	$179,112
Net realized gain (loss)	(3,877)	(355)	(176)	(58)

Change in net assets resulting from operations	2,575,092	1,185,315	506,734	179,054

DISTRIBUTIONS TO SHAREHOLDERS: (a)
Class C	—	—	(4,095)	(641)
Agency	(222,066)	(100,268)	(25,590)	(8,443)
Capital (c)	(1,466,420)	(705,215)	(103,670)	(10,766)
Direct (d)	—	(642)	—	(82)
Eagle Class (e)	(37,312)	(4,353)	—	— (b)
Eagle Private Wealth Class (f)	— (b)	— (b)	—	—
E*Trade	(3,012)	(277)	—	—
IM	(89,246)	(20,760)	(48,958)	(32,555)
Institutional Class	(635,300)	(299,976)	(304,942)	(121,099)
Investor	(14,298)	(3,995)	(622)	(292)
Morgan	(21,441)	(8,270)	(6,356)	(1,265)
Premier	(67,583)	(43,669)	(12,497)	(3,766)
Reserve	(542)	(355)	(180)	(215)
Service (e)	(21,750)	(1,229)	—	— (b)

Total distributions to shareholders	(2,578,970)	(1,189,009)	(506,910)	(179,124)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(6,980,523)	622,254	7,326,156	(2,393,355)

NET ASSETS:
Change in net assets	(6,984,401)	618,560	7,325,980	(2,393,425)
Beginning of period	152,344,257	151,725,697	22,357,607	24,751,032

End of period	$145,359,856	$152,344,257	$29,683,587	$22,357,607

(a)

The prior period distributions have been reclassified to conform to current period presentation for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8. Prior period balances were as follows:

	JPMorgan U.S. Government Money Market Fund	JPMorgan U.S. Treasury Plus Money Market Fund
Class C
From net investment income	$—	$ (641)
From net realized gains	—	— (b)
Agency
From net investment income	(99,978)	(8,442)
From net realized gains	(290)	(1)
Capital (c)
From net investment income	(703,390)	(10,766)
From net realized gains	(1,825)	— (b)
Direct (d)
From net investment income	(639)	(82)
From net realized gains	(3)	— (b)
Eagle Class (e)
From net investment income	(4,324)	— (b)
From net realized gains	(29)	—

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MONEY MARKET FUNDS	91

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan U.S. Government Money Market Fund	JPMorgan U.S. Treasury Plus Money Market Fund
Eagle Private Wealth Class (f)
From net investment income	— (b)	—
From net realized gains	— (b)	—
E*Trade
From net investment income	(273)	—
From net realized gains	(4)	—
IM
From net investment income	(20,693)	(32,552)
From net realized gains	(67)	(3)
Institutional Class
From net investment income	(299,129)	(121,085)
From net realized gains	(847)	(14)
Investor
From net investment income	(3,978)	(292)
From net realized gains	(17)	— (b)
Morgan
From net investment income	(8,226)	(1,265)
From net realized gains	(44)	— (b)
Premier
From net investment income	(43,479)	(3,765)
From net realized gains	(190)	(1)
Reserve
From net investment income	(352)	(215)
From net realized gains	(3)	— (b)
Service (e)
From net investment income	(1,203)	— (b)
From net realized gains	(26)	—

(b)	Amount rounds to less than one thousand.
(c)	Commencement of offering of class of shares effective September 22, 2017 for JPMorgan U.S. Treasury Plus Money Market Fund.
(d)	Direct Shares of JPMorgan U.S. Government Money Market Fund and JPMorgan U.S. Treasury Plus Money Market Fund had no assets from the close of business on November 22, 2017.
(e)	Liquidated on September 22, 2017 for JPMorgan U.S. Treasury Plus Money Market Fund.
(f)	Commencement of offering of class of shares effective August 18, 2017 for JPMorgan U.S. Government Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

92	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2019

	JPMorgan Federal Money Market Fund		JPMorgan 100% U.S. Treasury Securities Money Market Fund
	Year Ended February 28, 2019	Year Ended February 28, 2018	Year Ended February 28, 2019	Year Ended February 28, 2018
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$58,381	$25,406	$746,543	$238,073
Net realized gain (loss)	13	36	(222)	49

Change in net assets resulting from operations	58,394	25,442	746,321	238,122

DISTRIBUTIONS TO SHAREHOLDERS: (a)
Agency	(2,217)	(1,104)	(41,806)	(13,483)
Capital	—	—	(376,988)	(126,259)
Institutional Class	(52,791)	(23,281)	(258,873)	(86,375)
Morgan	(433)	(175)	(27,970)	(5,946)
Premier	(2,945)	(885)	(24,668)	(5,447)
Reserve (c)	—	— (b)	(16,269)	(559)
Service (d)	—	—	—	— (b)

Total distributions to shareholders	(58,386)	(25,445)	(746,574)	(238,069)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	691,739	(5,010)	14,571,405	10,037,394

NET ASSETS:
Change in net assets	691,747	(5,013)	14,571,152	10,037,447
Beginning of period	3,058,083	3,063,096	35,012,995	24,975,548

End of period	$3,749,830	$3,058,083	$49,584,147	$35,012,995

(a)

The prior period distributions have been reclassified to conform to current period presentation for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8. Prior period balances were as follows:

	JPMorgan Federal Money Market Fund	JPMorgan 100% U.S. Treasury Securities Money Market Fund
Agency
From net investment income	$(1,103)	$(13,483)
From net realized gains	(1)	— (b)
Capital
From net investment income	—	(126,256)
From net realized gains	—	(3)
Institutional Class
From net investment income	(23,244)	(86,373)
From net realized gains	(37)	(2)
Morgan
From net investment income	(175)	(5,946)
From net realized gains	— (b)	— (b)
Premier
From net investment income	(883)	(5,447)
From net realized gains	(2)	— (b)
Reserve (c)
From net investment income	— (b)	(559)
From net realized gains	—	— (b)
Service (d)
From net investment income	—	— (b)
From net realized gains	—	—

(b)	Amount rounds to less than one thousand.
(c)	Liquidated on September 22, 2017 for JPMorgan Federal Money Market Fund.
(d)	Liquidated on September 22, 2017 for JPMorgan 100% U.S. Treasury Securities Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MONEY MARKET FUNDS	93

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Tax Free Money Market Fund		JPMorgan Municipal Money Market Fund
	Year Ended February 28, 2019	Year Ended February 28, 2018	Year Ended February 28, 2019	Year Ended February 28, 2018
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$196,826	$98,155	$33,600	$9,459
Net realized gain (loss)	1,154	287	255	189

Change in net assets resulting from operations	197,980	98,442	33,855	9,648

DISTRIBUTIONS TO SHAREHOLDERS: (a)
Agency	(12,956)	(4,099)	(2,215)	(568)
Direct (b)	—	— (c)	—	—
Eagle Class	—	—	(4,615)	(1,706)
Institutional Class	(156,952)	(81,014)	(24,246)	(6,373)
Morgan	(96)	(39)	(157)	(465)
Premier	(10,954)	(7,805)	(1,365)	(373)
Reserve (d)	(16,694)	(5,686)	—	— (c)
Service	—	—	(1,260)	(199)

Total distributions to shareholders	(197,652)	(98,643)	(33,858)	(9,684)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(315,886)	1,503,242	421,121	1,011,088

NET ASSETS:
Change in net assets	(315,558)	1,503,041	421,118	1,011,052
Beginning of period	16,883,368	15,380,327	2,677,115	1,666,063

End of period	$16,567,810	$16,883,368	$3,098,233	$2,677,115

(a)

The prior period distributions have been reclassified to conform to current period presentation for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8. Prior period balances were as follows:

	JPMorgan Tax Free Money Market Fund	JPMorgan Municipal Money Market Fund
Agency
From net investment income	$(4,078)	$(559)
From net realized gains	(21)	(9)
Direct (b)
From net investment income	— (c)	—
From net realized gains	—	—
Eagle Class
From net investment income	—	(1,643)
From net realized gains	—	(63)
Institutional Class
From net investment income	(80,666)	(6,259)
From net realized gains	(348)	(114)
Morgan
From net investment income	(39)	(464)
From net realized gains	— (c)	(1)
Premier
From net investment income	(7,756)	(365)
From net realized gains	(49)	(8)
Reserve (d)
From net investment income	(5,616)	— (c)
From net realized gains	(70)	—
Service
From net investment income	—	(169)
From net realized gains	—	(30)

(b)	Liquidated on September 22, 2017 for JPMorgan Tax Free Money Market Fund.
(c)	Amount rounds to less than one thousand.
(d)	Liquidated on September 22, 2017 for JPMorgan Municipal Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

94	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2019

	JPMorgan Prime Money Market Fund		JPMorgan Institutional Tax Free Money Market Fund
	Year Ended February 28, 2019	Year Ended February 28, 2018	Year Ended February 28, 2019 (a)
CAPITAL TRANSACTIONS:
Class C
Proceeds from shares issued	$6	$1	$—
Distributions reinvested	21	12	—
Cost of shares redeemed	(821)	(2,288)	—

Change in net assets resulting from Class C capital transactions	$(794)	$(2,275)	$—

Agency
Proceeds from shares issued	$208,462,873	$175,932,980	$34,694
Distributions reinvested	5,212	1,165	1
Cost of shares redeemed	(207,488,850)	(175,443,023)	(17,546)

Change in net assets resulting from Agency capital transactions	$979,235	$491,122	$17,149

Capital
Proceeds from shares issued	$192,273,369	$150,433,736	$113,212
Distributions reinvested	212,051	123,444	10
Cost of shares redeemed	(190,418,265)	(145,987,910)	(40,287)

Change in net assets resulting from Capital capital transactions	$2,067,155	$4,569,270	$72,935

IM
Proceeds from shares issued	$10,849,841	$11,688,910	$4,979,384
Distributions reinvested	775	275	145
Cost of shares redeemed	(10,986,734)	(11,667,120)	(4,504,146)

Change in net assets resulting from IM capital transactions	$(136,118)	$22,065	$475,383

Institutional Class
Proceeds from shares issued	$55,247,913	$58,317,191	$835,339
Distributions reinvested	41,157	16,510	219
Cost of shares redeemed	(52,166,752)	(55,846,075)	(457,647)

Change in net assets resulting from Institutional Class capital transactions	$3,122,318	$2,487,626	$377,911

Morgan
Proceeds from shares issued	$307,090,167	$81,855,717	$—
Distributions reinvested	3,741	2,180	—
Cost of shares redeemed	(305,439,466)	(81,652,318)	—

Change in net assets resulting from Morgan capital transactions	$1,654,442	$205,579	$—

Premier
Proceeds from shares issued	$40,290,030	$38,226,415	$—
Distributions reinvested	1,477	1,480	—
Cost of shares redeemed	(39,500,495)	(37,821,906)	—

Change in net assets resulting from Premier capital transactions	$791,012	$405,989	$—

Reserve
Proceeds from shares issued	$4,012,689	$17,153,665	$—
Distributions reinvested	73	50	—
Cost of shares redeemed	(4,015,596)	(17,237,285)	—

Change in net assets resulting from Reserve capital transactions	$(2,834)	$(83,570)	$—

Total change in net assets resulting from capital transactions	$8,474,416	$8,095,806	$943,378

(a)	Commencement of operations was March 1, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MONEY MARKET FUNDS	95

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Prime Money Market Fund		JPMorgan Institutional Tax Free Money Market Fund
	Year Ended February 28, 2019	Year Ended February 28, 2018	Period Ended February 28, 2019 (a)
SHARE TRANSACTIONS:
Class C
Issued	6	1	—
Reinvested	21	11	—
Redeemed	(821)	(2,288)	—

Change in Class C Shares	(794)	(2,276)	—

Agency
Issued	208,425,101	175,884,590	34,693
Reinvested	5,212	1,165	1
Redeemed	(207,450,783)	(175,394,499)	(17,546)

Change in Agency Shares	979,530	491,256	17,148

Capital
Issued	192,248,217	150,399,180	113,211
Reinvested	212,014	123,415	10
Redeemed	(190,393,300)	(145,955,068)	(40,287)

Change in Capital Shares	2,066,931	4,567,527	72,934

IM
Issued	10,848,505	11,685,923	4,979,388
Reinvested	775	275	145
Redeemed	(10,985,420)	(11,664,181)	(4,504,148)

Change in IM Shares	(136,140)	22,017	475,385

Institutional Class
Issued	55,241,965	58,302,140	835,334
Reinvested	41,149	16,505	219
Redeemed	(52,161,197)	(55,831,823)	(457,642)

Change in Institutional Class Shares	3,121,917	2,486,822	377,911

Morgan
Issued	307,042,558	81,838,076	—
Reinvested	3,740	2,179	—
Redeemed	(305,391,593)	(81,634,556)	—

Change in Morgan Shares	1,654,705	205,699	—

Premier
Issued	40,284,169	38,215,250	—
Reinvested	1,477	1,480	—
Redeemed	(39,494,691)	(37,810,799)	—

Change in Premier Shares	790,955	405,931	—

Reserve
Issued	4,012,072	17,149,062	—
Reinvested	73	50	—
Redeemed	(4,014,969)	(17,232,671)	—

Change in Reserve Shares	(2,824)	(83,559)	—

(a)	Commencement of operations was March 1, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

96	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2019

	JPMorgan Securities Lending Money Market Fund	JPMorgan Liquid Assets Money Market Fund
	Period Ended February 28, 2019 (a)	Year Ended February 28, 2019	Year Ended February 28, 2018
CAPITAL TRANSACTIONS:
Class C
Proceeds from shares issued	$—	$17,379	$11,298
Distributions reinvested	—	279	102
Cost of shares redeemed	—	(17,852)	(22,238)

Change in net assets resulting from Class C capital transactions	$—	$(194)	$(10,838)

Agency
Proceeds from shares issued	$—	$946,895	$353,640
Distributions reinvested	—	295	37
Cost of shares redeemed	—	(563,714)	(231,257)

Change in net assets resulting from Agency capital transactions	$—	$383,476	$122,420

Agency SL
Proceeds from shares issued	$7,082,500	$—	$—
Distributions reinvested	145	—	—
Cost of shares redeemed	(4,217,590)	—	—

Change in net assets resulting from Agency SL capital transactions	$2,865,055	$—	$—

Capital
Proceeds from shares issued	$—	$1,101,524	$317,213
Distributions reinvested	—	660	15
Cost of shares redeemed	—	(642,507)	(323,779)

Change in net assets resulting from Capital capital transactions	$—	$459,677	$(6,551)

Institutional Class
Proceeds from shares issued	$—	$3,885,697	$1,787,887
Distributions reinvested	—	12,958	1,955
Cost of shares redeemed	—	(2,169,444)	(1,088,013)

Change in net assets resulting from Institutional Class capital transactions	$—	$1,729,211	$701,829

Investor
Proceeds from shares issued	$—	$19,039	$7,156
Distributions reinvested	—	173	42
Cost of shares redeemed	—	(19,681)	(2,516)

Change in net assets resulting from Investor capital transactions	$—	$(469)	$4,682

Morgan
Proceeds from shares issued	$—	$316,847	$112,914
Distributions reinvested	—	3,328	1,211
Cost of shares redeemed	—	(168,640)	(102,246)

Change in net assets resulting from Morgan capital transactions	$—	$151,535	$11,879

Premier
Proceeds from shares issued	$—	$1,950,030	$570,364
Distributions reinvested	—	141	85
Cost of shares redeemed	—	(1,163,026)	(372,779)

Change in net assets resulting from Premier capital transactions	$—	$787,145	$197,670

Reserve
Proceeds from shares issued	$—	$1,161	$1,031
Distributions reinvested	—	87	48
Cost of shares redeemed	—	(3,227)	(2,223)

Change in net assets resulting from Reserve capital transactions	$—	$(1,979)	$(1,144)

Total change in net assets resulting from capital transactions	$2,865,055	$3,508,402	$1,019,947

(a)	Commencement of operations was September 19, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MONEY MARKET FUNDS	97

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Securities Lending Money Market Fund	JPMorgan Liquid Assets Money Market Fund
	Period Ended February 28, 2019 (a)	Year Ended February 28, 2019	Year Ended February 28, 2018
SHARE TRANSACTIONS:
Class C
Issued	—	17,379	11,298
Reinvested	—	279	102
Redeemed	—	(17,852)	(22,238)

Change in Class C Shares	—	(194)	(10,838)

Agency
Issued	—	946,895	353,640
Reinvested	—	295	37
Redeemed	—	(563,714)	(231,257)

Change in Agency Shares	—	383,476	122,420

Agency SL
Issued	7,082,844	—	—
Reinvested	145	—	—
Redeemed	(4,217,745)	—	—

Change in Agency SL Shares	2,865,244	—	—

Capital
Issued	—	1,101,524	317,205
Reinvested	—	660	15
Redeemed	—	(642,507)	(323,771)

Change in Capital Shares	—	459,677	(6,551)

Institutional Class
Issued	—	3,885,697	1,787,882
Reinvested	—	12,958	1,955
Redeemed	—	(2,169,444)	(1,088,010)

Change in Institutional Class Shares	—	1,729,211	701,827

Investor
Issued	—	19,039	7,156
Reinvested	—	173	42
Redeemed	—	(19,681)	(2,516)

Change in Investor Shares	—	(469)	4,682

Morgan
Issued	—	316,846	112,912
Reinvested	—	3,328	1,211
Redeemed	—	(168,639)	(102,244)

Change in Morgan Shares	—	151,535	11,879

Premier
Issued	—	1,950,030	570,364
Reinvested	—	141	85
Redeemed	—	(1,163,026)	(372,777)

Change in Premier Shares	—	787,145	197,672

Reserve
Issued	—	1,161	1,031
Reinvested	—	87	48
Redeemed	—	(3,227)	(2,223)

Change in Reserve Shares	—	(1,979)	(1,144)

(a)	Commencement of operations was September 19, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

98	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2019

	JPMorgan U.S. Government Money Market Fund		JPMorgan U.S. Treasury Plus Money Market Fund
	Year Ended February 28, 2019	Year Ended February 28, 2018	Year Ended February 28, 2019	Year Ended February 28, 2018
CAPITAL TRANSACTIONS:
Class C
Proceeds from shares issued	$—	$—	$178,940	$243,273
Distributions reinvested	—	—	4,094	641
Cost of shares redeemed	—	—	(224,858)	(405,435)

Change in net assets resulting from Class C capital transactions	$—	$—	$(41,824)	$(161,521)

Agency
Proceeds from shares issued	$1,353,183,882	$1,332,839,837	$124,453,173	$102,127,895
Distributions reinvested	6,868	3,007	2,907	1,851
Cost of shares redeemed	(1,355,984,012)	(1,331,824,427)	(123,372,740)	(102,036,811)

Change in net assets resulting from Agency capital transactions	$(2,793,262)	$1,018,417	$1,083,340	$92,935

Capital (a)
Proceeds from shares issued	$1,198,580,018	$1,105,967,727	$54,777,524	$8,532,208
Distributions reinvested	666,003	312,296	27,610	2,387
Cost of shares redeemed	(1,218,601,159)	(1,099,730,645)	(51,881,006)	(5,033,496)

Change in net assets resulting from Capital capital transactions	$(19,355,138)	$6,549,378	$2,924,128	$3,501,099

Direct (b)
Proceeds from shares issued	$—	$274,510	$—	$131,883
Cost of shares redeemed	—	(468,347)	—	(137,695)

Change in net assets resulting from Direct capital transactions	$—	$(193,837)	$—	$(5,812)

Eagle Class (c)
Proceeds from shares issued	$4,923,912	$1,400,257	$—	$—
Distributions reinvested	36,954	4,308	—	— (d)
Cost of shares redeemed	(2,275,477)	(1,447,122)	—	(20)

Change in net assets resulting from Eagle Class capital transactions	$2,685,389	$(42,557)	$—	$(20)

Eagle Private Wealth Class (e)
Proceeds from shares issued	$—	$20	$—	$—
Distributions reinvested	— (d)	— (d)	—	—

Change in net assets resulting from Eagle Private Wealth Class capital transactions	$— (d)	$20	$—	$—

E*Trade
Proceeds from shares issued	$279,841	$397,717	$—	$—
Distributions reinvested	3,012	277	—	—
Cost of shares redeemed	(299,680)	(172,170)	—	—

Change in net assets resulting from E*Trade capital transactions	$(16,827)	$225,824	$—	$—

IM
Proceeds from shares issued	$36,187,070	$20,353,261	$10,181,348	$16,468,071
Distributions reinvested	40,933	14,398	28,953	17,166
Cost of shares redeemed	(32,612,636)	(18,463,543)	(11,810,374)	(20,883,318)

Change in net assets resulting from IM capital transactions	$3,615,367	$1,904,116	$(1,600,073)	$(4,398,081)

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MONEY MARKET FUNDS	99

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan U.S. Government Money Market Fund		JPMorgan U.S. Treasury Plus Money Market Fund
	Year Ended February 28, 2019	Year Ended February 28, 2018	Year Ended February 28, 2019	Year Ended February 28, 2018
CAPITAL TRANSACTIONS: (continued)
Institutional Class
Proceeds from shares issued	$373,572,925	$412,069,575	$111,302,840	$91,735,482
Distributions reinvested	324,296	108,654	190,534	61,952
Cost of shares redeemed	(364,571,713)	(416,502,322)	(107,227,739)	(93,109,531)

Change in net assets resulting from Institutional Class capital transactions	$9,325,508	$(4,324,093)	$4,265,635	$(1,312,097)

Investor
Proceeds from shares issued	$990,064	$515,838	$133,947	$212,805
Distributions reinvested	14,298	3,982	8	27
Cost of shares redeemed	(624,967)	(691,101)	(154,190)	(235,317)

Change in net assets resulting from Investor capital transactions	$379,395	$(171,281)	$(20,235)	$(22,485)

Morgan
Proceeds from shares issued	$208,722,801	$202,793,121	$80,166,283	$36,942,807
Distributions reinvested	7,865	2,654	761	235
Cost of shares redeemed	(208,301,366)	(204,024,871)	(79,816,151)	(36,904,251)

Change in net assets resulting from Morgan capital transactions	$429,300	$(1,229,096)	$350,893	$38,791

Premier
Proceeds from shares issued	$164,890,575	$200,367,318	$15,269,775	$10,216,013
Distributions reinvested	3,317	2,194	3,317	663
Cost of shares redeemed	(167,448,259)	(202,634,298)	(14,903,539)	(10,245,612)

Change in net assets resulting from Premier capital transactions	$(2,554,367)	$(2,264,786)	$369,553	$(28,936)

Reserve
Proceeds from shares issued	$1,561,266	$10,773,546	$1,360,549	$16,088,298
Distributions reinvested	451	238	103	49
Cost of shares redeemed	(1,601,583)	(10,833,988)	(1,365,913)	(16,185,555)

Change in net assets resulting from Reserve capital transactions	$(39,866)	$(60,204)	$(5,261)	$(97,208)

Service (c)
Proceeds from shares issued	$2,999,804	$3,994,455	$—	$—
Distributions reinvested	21,750	1,228	—	—
Cost of shares redeemed	(1,677,576)	(4,785,330)	—	(20)

Change in net assets resulting from Service capital transactions	$1,343,978	$(789,647)	$—	$(20)

Total change in net assets resulting from capital transactions	$(6,980,523)	$622,254	$7,326,156	$(2,393,355)

(a)	Commencement of offering of class of shares effective September 22, 2017 for JPMorgan U.S. Treasury Plus Money Market Fund.
(b)	Direct Shares of JPMorgan U.S. Government Money Market Fund and JPMorgan U.S. Treasury Plus Money Market Fund had no assets from the close of business on November 22, 2017.
(c)	Liquidated on September 22, 2017 for JPMorgan U.S. Treasury Plus Money Market Fund.
(d)	Amount rounds to less than one thousand.
(e)	Commencement of offering of class of shares effective August 18, 2017 for JPMorgan U.S. Government Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

100	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2019

	JPMorgan U.S. Government Money Market Fund		JPMorgan U.S. Treasury Plus Money Market Fund
	Year Ended February 28, 2019	Year Ended February 28, 2018	Year Ended February 28, 2019	Year Ended February 28, 2018
SHARE TRANSACTIONS:
Class C
Issued	—	—	178,940	243,273
Reinvested	—	—	4,094	641
Redeemed	—	—	(224,858)	(405,435)

Change in Class C Shares	—	—	(41,824)	(161,521)

Agency
Issued	1,353,183,800	1,332,839,837	124,453,173	102,127,895
Reinvested	6,868	3,007	2,907	1,851
Redeemed	(1,355,984,012)	(1,331,824,427)	(123,372,736)	(102,036,811)

Change in Agency Shares	(2,793,344)	1,018,417	1,083,344	92,935

Capital (a)
Issued	1,198,580,023	1,105,967,727	54,777,524	8,532,208
Reinvested	666,003	312,296	27,610	2,387
Redeemed	(1,218,600,907)	(1,099,730,645)	(51,881,006)	(5,033,496)

Change in Capital Class Shares	(19,354,881)	6,549,378	2,924,128	3,501,099

Direct (b)
Issued	—	274,510	—	131,883
Redeemed	—	(468,347)	—	(137,695)

Change in Direct Shares	—	(193,837)	—	(5,812)

Eagle Class (c)
Issued	4,923,910	1,400,257	—	—
Reinvested	36,954	4,308	—	— (d)
Redeemed	(2,275,477)	(1,447,122)	—	(20)

Change in Eagle Class Shares	2,685,387	(42,557)	—	(20)

Eagle Private Wealth Class (e)
Issued	—	20	—	—
Reinvested	— (d)	— (d)	—	—

Change in Eagle Private Wealth Class Shares	— (d)	20	—	—

E*Trade
Issued	279,832	397,717	—	—
Reinvested	3,012	277	—	—
Redeemed	(299,680)	(172,170)	—	—

Change in E*Trade Shares	(16,836)	225,824	—	—

IM
Issued	36,187,065	20,353,261	10,181,266	16,468,071
Reinvested	40,933	14,398	28,953	17,166
Redeemed	(32,612,636)	(18,463,543)	(11,810,374)	(20,883,318)

Change in IM Shares	3,615,362	1,904,116	(1,600,155)	(4,398,081)

Institutional Class
Issued	373,572,906	412,069,575	111,302,840	91,735,482
Reinvested	324,296	108,654	190,534	61,952
Redeemed	(364,571,713)	(416,502,322)	(107,227,661)	(93,109,531)

Change in Institutional Class Shares	9,325,489	(4,324,093)	4,265,713	(1,312,097)

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MONEY MARKET FUNDS	101

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan U.S. Government Money Market Fund		JPMorgan U.S. Treasury Plus Money Market Fund
	Year Ended February 28, 2019	Year Ended February 28, 2018	Year Ended February 28, 2019	Year Ended February 28, 2018
SHARE TRANSACTIONS: (continued)
Investor
Issued	990,065	515,838	133,947	212,805
Reinvested	14,298	3,982	8	27
Redeemed	(624,961)	(691,101)	(154,190)	(235,317)

Change in Investor Shares	379,402	(171,281)	(20,235)	(22,485)

Morgan
Issued	208,722,785	202,793,121	80,166,283	36,942,807
Reinvested	7,865	2,654	761	235
Redeemed	(208,301,364)	(204,024,871)	(79,816,151)	(36,904,251)

Change in Morgan Shares	429,286	(1,229,096)	350,893	38,791

Premier
Issued	164,890,457	200,367,318	15,269,775	10,216,013
Reinvested	3,317	2,194	3,317	663
Redeemed	(167,448,259)	(202,634,298)	(14,903,539)	(10,245,612)

Change in Premier Shares	(2,554,485)	(2,264,786)	369,553	(28,936)

Reserve
Issued	1,561,264	10,773,546	1,360,549	16,088,298
Reinvested	451	238	103	49
Redeemed	(1,601,583)	(10,833,988)	(1,365,913)	(16,185,555)

Change in Reserve Shares	(39,868)	(60,204)	(5,261)	(97,208)

Service (c)
Issued	2,999,798	3,994,455	—	—
Reinvested	21,750	1,228	—	—
Redeemed	(1,677,576)	(4,785,330)	—	(20)

Change in Service Shares	1,343,972	(789,647)	—	(20)

(a)	Commencement of offering of class of shares effective September 22, 2017 for JPMorgan U.S. Treasury Plus Money Market Fund.
(b)	Direct Shares of JPMorgan U.S. Government Money Market Fund and JPMorgan U.S. Treasury Plus Money Market Fund had no assets from the close of business on November 22, 2017.
(c)	Liquidated on September 22, 2017 for JPMorgan U.S. Treasury Plus Money Market Fund.
(d)	Amount rounds to less than one thousand.
(e)	Commencement of offering of class of shares effective August 18, 2017 for JPMorgan U.S. Government Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

102	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2019

	JPMorgan Federal Money Market Fund		JPMorgan 100% U.S. Treasury Securities Money Market Fund
	Year Ended February 28, 2019	Year Ended February 28, 2018	Year Ended February 28, 2019	Year Ended February 28, 2018
CAPITAL TRANSACTIONS:
Agency
Proceeds from shares issued	$1,456,233	$2,358,284	$290,643,445	$189,633,479
Distributions reinvested	347	155	7,057	3,553
Cost of shares redeemed	(1,435,910)	(2,364,215)	(290,064,493)	(189,504,709)

Change in net assets resulting from Agency capital transactions	$20,670	$(5,776)	$586,009	$132,323

Capital
Proceeds from shares issued	$—	$—	$229,066,272	$69,563,507
Distributions reinvested	—	—	188,850	75,067
Cost of shares redeemed	—	—	(224,935,268)	(62,060,124)

Change in net assets resulting from Capital capital transactions	$—	$—	$4,319,854	$7,578,450

Institutional Class
Proceeds from shares issued	$10,425,426	$10,114,086	$61,988,985	$37,650,859
Distributions reinvested	16,645	7,270	66,667	28,093
Cost of shares redeemed	(9,693,272)	(10,220,012)	(55,295,514)	(35,995,237)

Change in net assets resulting from Institutional Class capital transactions	$748,799	$(98,656)	$6,760,138	$1,683,715

Morgan
Proceeds from shares issued	$86,809	$375,535	$53,209,341	$108,157,082
Distributions reinvested	389	120	20,549	2,930
Cost of shares redeemed	(90,133)	(396,520)	(52,838,733)	(107,690,922)

Change in net assets resulting from Morgan capital transactions	$(2,935)	$(20,865)	$391,157	$469,090

Premier
Proceeds from shares issued	$822,795	$705,346	$21,201,215	$22,204,004
Distributions reinvested	456	247	8,063	976
Cost of shares redeemed	(898,046)	(585,080)	(19,998,870)	(22,213,956)

Change in net assets resulting from Premier capital transactions	$(74,795)	$120,513	$1,210,408	$(8,976)

Reserve (a)
Proceeds from shares issued	$—	$1	$9,672,898	$1,219,652
Distributions reinvested	—	— (b)	120	62
Cost of shares redeemed	—	(227)	(8,369,179)	(1,036,902)

Change in net assets resulting from Reserve capital transactions	$—	$(226)	$1,303,839	$182,812

Service (c)
Distributions reinvested	—	—	—	— (b)
Cost of shares redeemed	—	—	—	(20)

Change in net assets resulting from Service capital transactions	$—	$—	$—	$(20)

Total change in net assets resulting from capital transactions	$691,739	$(5,010)	$14,571,405	$10,037,394

(a)	Liquidated on September 22, 2017 for JPMorgan Federal Money Market Fund.
(b)	Amount rounds to less than one thousand.
(c)	Liquidated on September 22, 2017 for JPMorgan 100% U.S. Treasury Securities Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MONEY MARKET FUNDS	103

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Federal Money Market Fund		JPMorgan 100% U.S. Treasury Securities Money Market Fund
	Year Ended February 28, 2019	Year Ended February 28, 2018	Year Ended February 28, 2019	Year Ended February 28, 2018
SHARE TRANSACTIONS:
Agency
Issued	1,456,230	2,358,268	290,643,445	189,633,479
Reinvested	347	155	7,057	3,553
Redeemed	(1,435,900)	(2,364,207)	(290,064,493)	(189,504,709)

Change in Agency Shares	20,677	(5,784)	586,009	132,323

Capital
Issued	—	—	229,066,272	69,563,507
Reinvested	—	—	188,850	75,067
Redeemed	—	—	(224,935,268)	(62,060,124)

Change in Capital Shares	—	—	4,319,854	7,578,450

Institutional Class
Issued	10,425,417	10,114,077	61,988,985	37,650,859
Reinvested	16,645	7,270	66,667	28,093
Redeemed	(9,693,266)	(10,219,997)	(55,295,514)	(35,995,237)

Change in Institutional Class Shares	748,796	(98,650)	6,760,138	1,683,715

Morgan
Issued	86,804	375,529	53,209,341	108,157,082
Reinvested	389	120	20,549	2,930
Redeemed	(90,132)	(396,514)	(52,838,733)	(107,690,922)

Change in Morgan Shares	(2,939)	(20,865)	391,157	469,090

Premier
Issued	822,779	705,344	21,201,215	22,204,004
Reinvested	456	247	8,063	976
Redeemed	(898,030)	(585,076)	(19,998,870)	(22,213,956)

Change in Premier Shares	(74,795)	120,515	1,210,408	(8,976)

Reserve (a)
Issued	—	1	9,672,898	1,219,652
Reinvested	—	— (b)	120	62
Redeemed	—	(227)	(8,369,179)	(1,036,902)

Change in Reserve Shares	—	(226)	1,303,839	182,812

Service (c)
Reinvested	—	—	—	— (b)
Redeemed	—	—	—	(20)

Change in Service Shares	—	—	—	(20)

(a)	Liquidated on September 22, 2017 for JPMorgan Tax Free Money Market Fund.
(b)	Amount rounds to less than one thousand.
(c)	Liquidated on September 22, 2017 for JPMorgan 100% U.S. Treasury Securities Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

104	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2019

	JPMorgan Tax Free Money Market Fund		JPMorgan Municipal Money Market Fund
	Year Ended February 28, 2019	Year Ended February 28, 2018	Year Ended February 28, 2019	Year Ended February 28, 2018
CAPITAL TRANSACTIONS:
Agency
Proceeds from shares issued	$1,881,247	$1,261,185	$327,541	$219,019
Distributions reinvested	926	249	205	7
Cost of shares redeemed	(1,649,384)	(867,975)	(341,416)	(113,823)

Change in net assets resulting from Agency capital transactions	$232,789	$393,459	$(13,670)	$105,203

Direct (a)
Distributions reinvested	—	— (b)	—	—
Cost of shares redeemed	—	(20)	—	—

Change in net assets resulting from Direct capital transactions	$—	$(20)	$—	$—

Eagle Class
Proceeds from shares issued	$—	$—	$654,485	$621,811
Distributions reinvested	—	—	4,571	1,695
Cost of shares redeemed	—	—	(642,629)	(693,449)

Change in net assets resulting from Eagle Class capital transactions	$—	$—	$16,427	$(69,943)

Institutional Class
Proceeds from shares issued	$47,004,898	$36,962,830	$12,422,726	$4,115,619
Distributions reinvested	13,824	5,287	14,148	3,024
Cost of shares redeemed	(46,587,179)	(35,565,002)	(12,008,484)	(2,846,718)

Change in net assets resulting from Institutional Class capital transactions	$431,543	$1,403,115	$428,390	$1,271,925

Morgan
Proceeds from shares issued	$8,505	$6,169	$16,338	$238,782
Distributions reinvested	93	39	156	421
Cost of shares redeemed	(8,268)	(8,121)	(14,389)	(538,210)

Change in net assets resulting from Morgan capital transactions	$330	$(1,913)	$2,105	$(299,007)

Premier
Proceeds from shares issued	$2,529,757	$5,672,681	$238,003	$188,701
Distributions reinvested	111	109	39	25
Cost of shares redeemed	(3,027,490)	(5,825,895)	(225,100)	(103,934)

Change in net assets resulting from Premier capital transactions	$(497,622)	$(153,105)	$12,942	$84,792

Reserve (c)
Proceeds from shares issued	$11,795,597	$9,371,823	$—	$152
Distributions reinvested	27	15	—	— (b)
Cost of shares redeemed	(12,278,550)	(9,510,132)	—	(304)

Change in net assets resulting from Reserve capital transactions	$(482,926)	$(138,294)	$—	$(152)

Service
Proceeds from shares issued	$—	$—	$202,460	$195,492
Distributions reinvested	—	—	1,260	199
Cost of shares redeemed	—	—	(228,793)	(277,421)

Change in net assets resulting from Service capital transactions	$—	$—	$(25,073)	$(81,730)

Total change in net assets resulting from capital transactions	$(315,886)	$1,503,242	$421,121	$1,011,088

(a)	Liquidated on September 22, 2017 for JPMorgan Tax Free Money Market Fund.
(b)	Amount rounds to less than one thousand.
(c)	Liquidated on September 22, 2017 for JPMorgan Municipal Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MONEY MARKET FUNDS	105

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Tax Free Money Market Fund		JPMorgan Municipal Money Market Fund
	Year Ended February 28, 2019	Year Ended February 28, 2018	Year Ended February 28, 2019	Year Ended February 28, 2018
SHARE TRANSACTIONS:
Agency
Issued	1,881,247	1,261,185	327,541	219,017
Reinvested	926	249	205	7
Redeemed	(1,649,384)	(867,975)	(341,416)	(113,823)

Change in Agency Shares	232,789	393,459	(13,670)	105,201

Direct (a)
Reinvested	—	— (b)	—	—
Redeemed	—	(20)	—	—

Change in Direct Shares	—	(20)	—	—

Eagle Class
Issued	—	—	654,485	621,811
Reinvested	—	—	4,571	1,695
Redeemed	—	—	(642,629)	(693,446)

Change in Eagle Class Shares	—	—	16,427	(69,940)

Institutional Class
Issued	47,004,898	36,962,830	12,422,726	4,115,584
Reinvested	13,824	5,287	14,148	3,024
Redeemed	(46,587,179)	(35,565,002)	(12,008,484)	(2,846,718)

Change in Institutional Class Shares	431,543	1,403,115	428,390	1,271,890

Morgan
Issued	8,505	6,169	16,338	238,782
Reinvested	93	39	156	421
Redeemed	(8,268)	(8,121)	(14,389)	(538,182)

Change in Morgan Shares	330	(1,913)	2,105	(298,979)

Premier
Issued	2,529,757	5,672,681	238,003	188,699
Reinvested	111	109	39	25
Redeemed	(3,027,490)	(5,825,895)	(225,100)	(103,934)

Change in Premier Shares	(497,622)	(153,105)	12,942	84,790

Reserve (c)
Issued	11,795,597	9,371,823	—	152
Reinvested	27	15	—	— (b)
Redeemed	(12,278,550)	(9,510,132)	—	(304)

Change in Reserve Shares	(482,926)	(138,294)	—	(152)

Service
Issued	—	—	202,460	195,492
Reinvested	—	—	1,260	199
Redeemed	—	—	(228,793)	(277,413)

Change in Service Shares	—	—	(25,073)	(81,722)

(a)	Liquidated on September 22, 2017 for JPMorgan Federal Money Market Fund.
(b)	Amount rounds to less than one thousand.
(c)	Liquidated on September 22, 2017 for JPMorgan Municipal Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

106	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2019

THIS PAGE IS INTENTIONALLY LEFT BLANK

FEBRUARY 28, 2019	J.P. MORGAN MONEY MARKET FUNDS	107

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income	Net realized gain		Total distributions
JPMorgan Prime Money Market Fund*
Class C
Year Ended February 28, 2019	$1.0001	$0.0133		$0.0002		$0.0135		$(0.0133)	$—	(b)	$(0.0133)
Year Ended February 28, 2018	1.0004	0.0039	(c)	—	(b)	0.0039		(0.0042)	—	(b)	(0.0042)
Year Ended February 28, 2017	1.0000	0.0001	(c)	0.0006		0.0007		(0.0003)	—	(b)	(0.0003)
Year Ended February 29, 2016	1.00	—	(c)(d)	—	(d)	—	(d)	— (d)	—	(d)	— (d)
Year Ended February 28, 2015	1.00	—	(d)	—	(d)	—	(d)	— (d)	—	(d)	— (d)

Agency
Year Ended February 28, 2019	1.0001	0.0204		0.0002		0.0206		(0.0204)	—	(b)	(0.0204)
Year Ended February 28, 2018	1.0004	0.0114	(c)	(0.0004)		0.0110		(0.0113)	—	(b)	(0.0113)
Year Ended February 28, 2017	1.0000	0.0036	(c)	0.0016		0.0052		(0.0048)	—	(b)	(0.0048)
Year Ended February 29, 2016	1.00	—	(c)(d)	—	(d)	—	(d)	— (d)	—	(d)	— (d)
Year Ended February 28, 2015	1.00	—	(d)	—	(d)	—	(d)	— (d)	—	(d)	— (d)

Capital
Year Ended February 28, 2019	1.0001	0.0212		0.0002		0.0214		(0.0212)	—	(b)	(0.0212)
Year Ended February 28, 2018	1.0004	0.0122	(c)	(0.0004)		0.0118		(0.0121)	—	(b)	(0.0121)
Year Ended February 28, 2017	1.0000	0.0047	(c)	0.0014		0.0061		(0.0057)	—	(b)	(0.0057)
Year Ended February 29, 2016	1.00	—	(c)(d)	—	(d)	—	(d)	— (d)	—	(d)	— (d)
Year Ended February 28, 2015	1.00	—	(d)	—	(d)	—	(d)	— (d)	—	(d)	— (d)

IM
Year Ended February 28, 2019	1.0001	0.0215		0.0002		0.0217		(0.0215)	—	(b)	(0.0215)
Year Ended February 28, 2018	1.0004	0.0124	(c)	(0.0004)		0.0120		(0.0123)	—	(b)	(0.0123)
Year Ended February 28, 2017	1.0000	0.0055	(c)	0.0007		0.0062		(0.0058)	—	(b)	(0.0058)
Year Ended February 29, 2016	1.00	—	(c)(d)	—	(d)	—	(d)	— (d)	—	(d)	— (d)
Year Ended February 28, 2015	1.00	—	(d)	—	(d)	—	(d)	— (d)	—	(d)	— (d)

Institutional Class
Year Ended February 28, 2019	1.0001	0.0209		0.0002		0.0211		(0.0209)	—	(b)	(0.0209)
Year Ended February 28, 2018	1.0004	0.0119	(c)	(0.0004)		0.0115		(0.0118)	—	(b)	(0.0118)
Year Ended February 28, 2017	1.0000	0.0044	(c)	0.0014		0.0058		(0.0054)	—	(b)	(0.0054)
Year Ended February 29, 2016	1.00	—	(c)(d)	—	(d)	—	(d)	— (d)	—	(d)	— (d)
Year Ended February 28, 2015	1.00	—	(d)	—	(d)	—	(d)	— (d)	—	(d)	— (d)

Morgan
Year Ended February 28, 2019	1.0001	0.0179		0.0002		0.0181		(0.0179)	—	(b)	(0.0179)
Year Ended February 28, 2018	1.0004	0.0089	(c)	(0.0005)		0.0084		(0.0087)	—	(b)	(0.0087)
Year Ended February 28, 2017	1.0000	0.0014	(c)	0.0012		0.0026		(0.0022)	—	(b)	(0.0022)
Year Ended February 29, 2016	1.00	—	(c)(d)	—	(d)	—	(d)	— (d)	—	(d)	— (d)
Year Ended February 28, 2015	1.00	—	(d)	—	(d)	—	(d)	— (d)	—	(d)	— (d)

Premier
Year Ended February 28, 2019	1.0001	0.0185		0.0002		0.0187		(0.0185)	—	(b)	(0.0185)
Year Ended February 28, 2018	1.0004	0.0096	(c)	(0.0005)		0.0091		(0.0094)	—	(b)	(0.0094)
Year Ended February 28, 2017	1.0000	0.0020	(c)	0.0013		0.0033		(0.0029)	—	(b)	(0.0029)
Year Ended February 29, 2016	1.00	—	(c)(d)	—	(d)	—	(d)	— (d)	—	(d)	— (d)
Year Ended February 28, 2015	1.00	—	(d)	—	(d)	—	(d)	— (d)	—	(d)	— (d)

Reserve
Year Ended February 28, 2019	1.0001	0.0160		0.0002		0.0162		(0.0160)	—	(b)	(0.0160)
Year Ended February 28, 2018	1.0004	0.0062	(c)	0.0004		0.0066		(0.0069)	—	(b)	(0.0069)
Year Ended February 28, 2017	1.0000	0.0003	(c)	0.0013		0.0016		(0.0012)	—	(b)	(0.0012)
Year Ended February 29, 2016	1.00	—	(c)(d)	—	(d)	—	(d)	— (d)	—	(d)	— (d)
Year Ended February 28, 2015	1.00	—	(d)	—	(d)	—	(d)	— (d)	—	(d)	— (d)

(a)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(b)	Amount rounds to less than $0.00005.
(c)	Calculated based upon average shares outstanding.
(d)	Amount rounds to less than $0.005.
*	The JPMorgan Prime Money Market Fund began utilizing a floating NAV calculated to four decimal places on October 3, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

108	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2019

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return	Net assets, end of period (000’s)	Net expenses (a)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits

$1.0003	1.36%	$1,218	0.97%	1.30%	2.80%
1.0001	0.39	2,012	0.97	0.39	2.27
1.0004	0.07	4,289	0.60	0.01	1.20
1.00	0.01	39,558	0.34	0.01	1.18
1.00	0.01	16,897	0.22	0.01	1.16

1.0003	2.08	2,474,137	0.26	2.09	0.31
1.0001	1.10	1,494,001	0.26	1.14	0.31
1.0004	0.52	1,002,964	0.26	0.36	0.31
1.00	0.07	8,141,439	0.26	0.07	0.31
1.00	0.01	6,603,508	0.22	0.01	0.31

1.0003	2.16	26,725,832	0.18	2.13	0.21
1.0001	1.18	24,654,174	0.18	1.22	0.21
1.0004	0.61	20,091,103	0.17	0.47	0.21
1.00	0.14	64,690,852	0.18	0.14	0.21
1.00	0.05	66,140,350	0.18	0.05	0.21

1.0003	2.19	1,896,262	0.16	2.13	0.16
1.0001	1.21	2,032,079	0.16	1.24	0.16
1.0004	0.62	2,010,581	0.16	0.55	0.17
1.00	0.17	2,628,508	0.16	0.16	0.16
1.00	0.07	3,749,460	0.16	0.08	0.16

1.0003	2.13	11,691,618	0.21	2.12	0.26
1.0001	1.15	8,567,374	0.21	1.19	0.26
1.0004	0.58	6,081,787	0.20	0.44	0.26
1.00	0.11	20,011,248	0.21	0.10	0.26
1.00	0.02	27,718,738	0.21	0.02	0.26

1.0003	1.82	2,395,205	0.52	1.88	0.53
1.0001	0.84	739,866	0.52	0.89	0.56
1.0004	0.26	534,288	0.52	0.14	0.54
1.00	0.01	1,877,099	0.31	0.01	0.52
1.00	0.01	2,278,962	0.22	0.01	0.51

1.0003	1.89	1,884,553	0.45	1.90	0.46
1.0001	0.91	1,093,169	0.45	0.96	0.46
1.0004	0.33	687,368	0.45	0.20	0.46
1.00	0.02	2,030,985	0.30	0.02	0.46
1.00	0.01	1,589,780	0.22	0.01	0.46

1.0003	1.64	13,024	0.70	1.57	0.85
1.0001	0.66	15,846	0.70	0.62	0.76
1.0004	0.16	99,446	0.58	0.03	0.71
1.00	0.01	930,188	0.31	0.01	0.71
1.00	0.01	1,154,468	0.22	0.01	0.71

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MONEY MARKET FUNDS	109

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain		Total distributions
JPMorgan Institutional Tax Free Money Market Fund
Agency
March 1, 2018 (e) through February 28, 2019	$1.0000	$0.0123	$0.0000	(f)	$0.0123	$(0.0123)	$0.0000	(f)	$(0.0123)

Capital
March 1, 2018 (e) through February 28, 2019	1.0000	0.0131	0.0000	(f)	0.0131	(0.0131)	0.0000	(f)	(0.0131)

IM
March 1, 2018 (e) through February 28, 2019	1.0000	0.0133	0.0000	(f)	0.0133	(0.0133)	0.0000	(f)	(0.0133)

Institutional Class
March 1, 2018 (e) through February 28, 2019	1.0000	0.0128	0.0000	(f)	0.0128	(0.0128)	0.0000	(f)	(0.0128)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended February 28, 2019.
(e)	Commencement of operations.
(f)	Amount rounds to less than $0.00005.

SEE NOTES TO FINANCIAL STATEMENTS.

110	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2019

	Ratios/Supplemental data
		Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets, end of period (000’s)	Net expenses (c)(d)	Net investment income (loss) (d)	Expenses without waivers, reimbursements and earnings credits (d)

$1.0000	1.24%	$17,148	0.26%	1.36%	2.96%

1.0000	1.32	72,933	0.18	1.42	0.40

1.0000	1.34	475,368	0.16	1.32	0.23

1.0000	1.29	377,900	0.21	1.40	0.37

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MONEY MARKET FUNDS	111

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan Securities Lending Money Market Fund
Agency SL
September 19, 2018 (e) through February 28, 2019	$1.0000	$0.0109	$0.0001	$0.0110	$(0.0109)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended February 28, 2019.
(e)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

112	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2019

	Ratios/Supplement data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets, end of period (000’s)	Net expenses (c)(d)	Net investment income (loss) (d)	Expenses without waivers, reimbursements and earnings credits (d)

$1.0001	1.10%	$2,865,539	0.06%	2.53%	0.23%

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MONEY MARKET FUNDS	113

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gain		Total distributions
JPMorgan Liquid Assets Money Market Fund
Class C
Year Ended February 28, 2019	$1.00	$0.01	(d)	$—	(e)	$0.01		$(0.01)		$—	(e)	$(0.01)
Year Ended February 28, 2018	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Agency
Year Ended February 28, 2019	1.00	0.02	(d)	—	(e)	0.02		(0.02)		—	(e)	(0.02)
Year Ended February 28, 2018	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Capital
Year Ended February 28, 2019	1.00	0.02	(d)	—	(e)	0.02		(0.02)		—	(e)	(0.02)
Year Ended February 28, 2018	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2017	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

E*Trade (f)
For the Period Ended October 19, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—	(d)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Institutional Class
Year Ended February 28, 2019	1.00	0.02	(d)	—	(e)	0.02		(0.02)		—	(e)	(0.02)
Year Ended February 28, 2018	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Investor
Year Ended February 28, 2019	1.00	0.02	(d)	—	(e)	0.02		(0.02)		—	(e)	(0.02)
Year Ended February 28, 2018	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Morgan
Year Ended February 28, 2019	1.00	0.02	(d)	—	(e)	0.02		(0.02)		—	(e)	(0.02)
Year Ended February 28, 2018	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Premier
Year Ended February 28, 2019	1.00	0.02	(d)	—	(e)	0.02		(0.02)		—	(e)	(0.02)
Year Ended February 28, 2018	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Reserve
Year Ended February 28, 2019	1.00	0.02	(d)	—	(e)	0.02		(0.02)		—	(e)	(0.02)
Year Ended February 28, 2018	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Calculated based upon average shares outstanding.
(e)	Amount rounds to less than $0.005.
(f)	E*Trade Shares of JPMorgan Liquid Assets Money Market Fund had no assets from the close of business on October 19, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

114	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2019

	Ratios/Supplemental data
		Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits

$1.00	1.34%	$22,073	0.97%	1.34%	1.19%
1.00	0.40	22,267	0.97	0.38	1.20
1.00	0.04	33,104	0.55	0.01	1.18
1.00	0.01	505,609	0.33	0.01	1.18
1.00	0.01	704,276	0.24	0.01	1.17

1.00	2.06	542,003	0.26	2.13	0.33
1.00	1.11	158,527	0.26	1.16	0.34
1.00	0.45	36,107	0.26	0.39	0.35
1.00	0.08	71,741	0.26	0.07	0.33
1.00	0.01	95,650	0.24	0.01	0.32

1.00	2.14	558,492	0.18	2.16	0.23
1.00	1.19	98,814	0.18	1.36	0.24
1.00	0.53	105,366	0.18	0.38	0.22
1.00	0.16	2,071,483	0.18	0.15	0.22
1.00	0.07	2,889,536	0.18	0.06	0.22

1.00	0.01	—	0.54	0.01	1.08
1.00	0.01	1,758,478	0.30	0.01	1.07
1.00	0.03	7,497,985	0.22	0.03	1.07

1.00	2.11	2,717,544	0.21	2.17	0.28
1.00	1.16	988,333	0.21	1.21	0.29
1.00	0.50	286,502	0.21	0.37	0.28
1.00	0.13	6,630,618	0.21	0.13	0.28
1.00	0.04	6,692,633	0.21	0.04	0.27

1.00	1.81	8,147	0.51	1.79	0.54
1.00	0.86	8,616	0.51	0.89	0.55
1.00	0.21	3,933	0.51	0.07	0.53
1.00	0.02	117,816	0.32	0.01	0.53
1.00	0.01	116,196	0.23	0.01	0.52

1.00	1.73	307,584	0.59	1.76	0.68
1.00	0.78	156,049	0.59	0.78	0.70
1.00	0.16	144,168	0.54	0.04	0.64
1.00	0.01	1,609,448	0.33	0.01	0.63
1.00	0.01	1,684,561	0.24	0.01	0.62

1.00	1.87	1,140,955	0.45	1.93	0.48
1.00	0.92	353,810	0.45	0.95	0.49
1.00	0.26	156,136	0.45	0.18	0.48
1.00	0.02	132,337	0.32	0.02	0.48
1.00	0.01	118,152	0.24	0.01	0.47

1.00	1.61	4,548	0.70	1.59	0.74
1.00	0.67	6,527	0.70	0.65	0.74
1.00	0.12	7,672	0.55	0.02	0.73
1.00	0.01	189,404	0.33	0.01	0.73
1.00	0.01	172,653	0.24	0.01	0.72

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MONEY MARKET FUNDS	115

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gain		Total distributions
JPMorgan U.S. Government Money Market Fund
Agency
Year Ended February 28, 2019	$1.00	$0.02	(d)	$—	(e)	$0.02		$(0.02)		$—		$(0.02)
Year Ended February 28, 2018	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Capital
Year Ended February 28, 2019	1.00	0.02	(d)	—	(e)	0.02		(0.02)		—		(0.02)
Year Ended February 28, 2018	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Direct (f)
For the period ended November 22, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Eagle Class
Year Ended February 28, 2019	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—		(0.01)
Year Ended February 28, 2018	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Eagle Private Wealth Class
Year Ended February 28, 2019	1.00	0.02	(d)	—	(e)	0.02		(0.02)		—		(0.02)
August 18, 2017 (g) through February 28, 2018	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

E*Trade
Year Ended February 28, 2019	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—		(0.01)
Year Ended February 28, 2018	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
March 9, 2016 (g) through February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

IM
Year Ended February 28, 2019	1.00	0.02	(d)	—	(e)	0.02		(0.02)		—		(0.02)
Year Ended February 28, 2018	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Institutional Class
Year Ended February 28, 2019	1.00	0.02	(d)	—	(e)	0.02		(0.02)		—		(0.02)
Year Ended February 28, 2018	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Calculated based upon average shares outstanding.
(e)	Amount rounds to less than $0.005.
(f)	Direct Shares of JPMorgan U.S. Government Money Market Fund had no assets from the close of business on November 22, 2017.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

116	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits

$1.00	1.82%	$11,112,454	0.26%	1.79%	0.31%
1.00	0.81	13,906,062	0.26	0.80	0.31
1.00	0.22	12,887,975	0.25	0.22	0.31
1.00	0.02	7,594,151	0.15	0.02	0.31
1.00	0.01	7,428,617	0.08	0.01	0.31

1.00	1.90	73,390,258	0.18	1.87	0.21
1.00	0.89	92,747,537	0.18	0.88	0.21
1.00	0.33	86,200,153	0.14	0.35	0.21
1.00	0.04	28,046,995	0.14	0.04	0.21
1.00	0.01	32,973,407	0.07	0.01	0.21

1.00	0.49	—	0.30	0.65	0.31
1.00	0.19	193,840	0.29	0.16	0.31
1.00	0.02	870,118	0.18	0.02	0.31
1.00	0.01	294,989	0.07	0.01	0.31

1.00	1.37	3,858,134	0.70	1.45	0.71
1.00	0.37	1,172,819	0.70	0.36	0.71
1.00	0.01	1,215,409	0.49	0.01	0.71
1.00	0.01	437,372	0.18	0.01	0.71
1.00	0.01	351,014	0.07	0.01	0.71

1.00	1.77	20	0.30	1.76	1.11
1.00	0.49	20	0.30	0.92	0.33

1.00	1.07	274,993	1.00	1.04	1.06
1.00	0.13	291,828	0.97	0.17	1.06
1.00	0.02	66,010	0.56	0.01	1.07

1.00	1.92	6,108,975	0.16	1.95	0.16
1.00	0.91	2,493,731	0.16	0.96	0.16
1.00	0.33	589,694	0.14	0.34	0.16
1.00	0.05	648,289	0.13	0.05	0.16
1.00	0.01	1,142,811	0.07	0.01	0.16

1.00	1.87	41,868,607	0.21	1.88	0.26
1.00	0.86	32,544,047	0.21	0.85	0.26
1.00	0.30	36,869,073	0.17	0.33	0.26
1.00	0.04	8,704,148	0.15	0.03	0.26
1.00	0.01	8,279,641	0.07	0.01	0.26

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MONEY MARKET FUNDS	117

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						`Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gain		Total distributions
JPMorgan U.S. Government Money Market Fund (continued)
Investor
Year Ended February 28, 2019	$1.00	$0.02	(d)	$—	(e)	$0.02		$(0.02)		$—		$(0.02)
Year Ended February 28, 2018	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Morgan
Year Ended February 28, 2019	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—		(0.01)
Year Ended February 28, 2018	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Premier
Year Ended February 28, 2019	1.00	0.02	(d)	—	(e)	0.02		(0.02)		—		(0.02)
Year Ended February 28, 2018	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Reserve
Year Ended February 28, 2019	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—		(0.01)
Year Ended February 28, 2018	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Service
Year Ended February 28, 2019	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—		(0.01)
Year Ended February 28, 2018	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Calculated based upon average shares outstanding.
(e)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

118	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits

$1.00	1.57%	$1,127,675	0.50%	1.60%	0.50%
1.00	0.56	748,306	0.51	0.54	0.51
1.00	0.03	919,604	0.42	0.02	0.51
1.00	0.01	3,856,545	0.18	0.01	0.51
1.00	0.01	3,066,013	0.07	0.01	0.51

1.00	1.48	1,660,477	0.59	1.49	0.61
1.00	0.48	1,231,217	0.59	0.44	0.61
1.00	0.02	2,460,361	0.46	0.02	0.61
1.00	0.01	2,229,161	0.17	0.01	0.61
1.00	0.01	2,039,361	0.08	0.01	0.61

1.00	1.62	2,945,521	0.45	1.59	0.46
1.00	0.62	5,500,002	0.45	0.60	0.46
1.00	0.06	7,765,009	0.42	0.06	0.46
1.00	0.01	7,570,828	0.18	0.01	0.46
1.00	0.01	3,441,795	0.07	0.01	0.46

1.00	1.37	19,468	0.70	1.28	0.71
1.00	0.37	59,334	0.70	0.33	0.71
1.00	0.01	119,542	0.49	0.01	0.71
1.00	0.01	16,298	0.12	0.01	0.71
1.00	0.01	150,289	0.08	0.01	0.71

1.00	1.02	2,993,274	1.05	1.08	1.05
1.00	0.09	1,649,354	0.93	0.08	1.06
1.00	0.01	2,439,027	0.50	0.01	1.06
1.00	0.01	395,656	0.15	0.01	1.06
1.00	0.01	913,521	0.07	0.01	1.06

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MONEY MARKET FUNDS	119

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gain		Total distributions
JPMorgan U.S. Treasury Plus Money Market Fund
Class C
Year Ended February 28, 2019	$1.00	$0.01	(d)	$—	(e)	$0.01		$(0.01)		$—		$(0.01)
Year Ended February 28, 2018	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—		—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Agency
Year Ended February 28, 2019	1.00	0.02	(d)	—	(e)	0.02		(0.02)		—		(0.02)
Year Ended February 28, 2018	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—		—	(e)
Year Ended February 28, 2015	1.00	—		—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Capital
Year Ended February 28, 2019	1.00	0.02	(d)	—	(e)	0.02		(0.02)		—		(0.02)
September 22, 2017 (g) through February 28, 2018	1.00	0.01	(d)	(0.01)		—	(e)	—	(e)	—	(e)	—	(e)

Direct (h)
For the period ended November 22, 2017	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—		—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

IM
Year Ended February 28, 2019	1.00	0.02	(d)	—	(e)	0.02		(0.02)		—		(0.02)
Year Ended February 28, 2018	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—		—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Institutional Class
Year Ended February 28, 2019	1.00	0.02	(d)	—	(e)	0.02		(0.02)		—		(0.02)
Year Ended February 28, 2018	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—		—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Investor
Year Ended February 28, 2019	1.00	0.02	(d)	—	(e)	0.02		(0.02)		—		(0.02)
Year Ended February 28, 2018	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—		—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Morgan
Year Ended February 28, 2019	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—		(0.01)
Year Ended February 28, 2018	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—		—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Premier
Year Ended February 28, 2019	1.00	0.02	(d)	—	(e)	0.02		(0.02)		—		(0.02)
Year Ended February 28, 2018	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—		—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Reserve
Year Ended February 28, 2019	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—		(0.01)
Year Ended February 28, 2018	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—		—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Calculated based upon average shares outstanding.
(e)	Amount rounds to less than $0.005.
(f)	Amount rounds to less than 0.005%.
(g)	Commencement of offering of class of shares.
(h)	Direct Shares of JPMorgan U.S. Treasury Plus Money Market Fund had no assets from the close of business on November 22, 2017.

SEE NOTES TO FINANCIAL STATEMENTS.

120	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2019

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)		Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits

$1.00	1.11%		$375,230	0.97%	1.09%		1.16%
1.00	0.15		417,056	0.90	0.13		1.16
1.00	0.00	(f)	578,579	0.48	0.00	(f)	1.16
1.00	0.00	(f)	154,988	0.15	0.00	(f)	1.16
1.00	0.00	(f)	168,863	0.07	0.00	(f)	1.16

1.00	1.83		2,013,982	0.26	1.90		0.30
1.00	0.81		930,654	0.26	0.82		0.31
1.00	0.18		837,723	0.26	0.17		0.31
1.00	0.01		956,921	0.15	0.01		0.31
1.00	0.00	(f)	858,260	0.07	0.00	(f)	0.31

1.00	1.91		6,425,187	0.18	1.92		0.20
1.00	0.47		3,501,095	0.18	1.17		0.21

1.00	0.48		—	0.30	0.71		0.31
1.00	0.14		5,812	0.30	0.09		0.31
1.00	0.01		672,625	0.13	0.00	(f)	0.31
1.00	0.00	(f)	1,222,018	0.07	0.00	(f)	0.31

1.00	1.93		1,451,488	0.15	1.87		0.15
1.00	0.90		3,051,574	0.16	0.81		0.16
1.00	0.28		7,449,646	0.16	0.29		0.16
1.00	0.04		4,788,250	0.12	0.04		0.16
1.00	0.00	(f)	3,045,746	0.07	0.00	(f)	0.16

1.00	1.88		17,766,429	0.21	1.89		0.25
1.00	0.86		13,500,900	0.21	0.84		0.26
1.00	0.23		14,813,061	0.21	0.24		0.26
1.00	0.02		8,736,623	0.13	0.02		0.26
1.00	0.00	(f)	6,516,731	0.07	0.00	(f)	0.26

1.00	1.58		28,583	0.51	1.57		0.51
1.00	0.55		48,818	0.51	0.52		0.51
1.00	0.02		71,303	0.42	0.02		0.51
1.00	0.00	(f)	89,016	0.14	0.00	(f)	0.51
1.00	0.00	(f)	181,909	0.07	0.00	(f)	0.51

1.00	1.49		634,508	0.59	1.55		0.61
1.00	0.47		283,619	0.59	0.48		0.62
1.00	0.00	(f)	244,830	0.43	0.00	(f)	0.61
1.00	0.00	(f)	706,209	0.15	0.00	(f)	0.61
1.00	0.00	(f)	734,788	0.07	0.00	(f)	0.61

1.00	1.63		981,194	0.45	1.68		0.45
1.00	0.61		611,645	0.45	0.61		0.46
1.00	0.03		640,584	0.41	0.04		0.46
1.00	0.00	(f)	244,258	0.14	0.00	(f)	0.46
1.00	0.00	(f)	383,019	0.07	0.00	(f)	0.46

1.00	1.38		6,986	0.70	1.34		0.71
1.00	0.37		12,246	0.70	0.28		0.71
1.00	0.00	(f)	109,454	0.40	0.00	(f)	0.71
1.00	0.00	(f)	679,587	0.15	0.00	(f)	0.71
1.00	0.00	(f)	847,101	0.07	0.00	(f)	0.71

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MONEY MARKET FUNDS	121

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gain		Total distributions
JPMorgan Federal Money Market Fund
Agency
Year Ended February 28, 2019	$1.00	$0.02	(b)	$—	(c)	$0.02		$(0.02)		$—	(c)	$(0.02)
Year Ended February 28, 2018	1.00	0.01	(b)	—	(c)	0.01		(0.01)		—	(c)	(0.01)
Year Ended February 28, 2017	1.00	—	(b)(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 29, 2016	1.00	—	(b)(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 28, 2015	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)

Institutional Class
Year Ended February 28, 2019	1.00	0.02	(b)	—	(c)	0.02		(0.02)		—	(c)	(0.02)
Year Ended February 28, 2018	1.00	0.01	(b)	—	(c)	0.01		(0.01)		—	(c)	(0.01)
Year Ended February 28, 2017	1.00	—	(b)(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 29, 2016	1.00	—	(b)(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 28, 2015	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)

Morgan
Year Ended February 28, 2019	1.00	0.01	(b)	—	(c)	0.01		(0.01)		—	(c)	(0.01)
Year Ended February 28, 2018	1.00	—	(b)(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 28, 2017	1.00	—	(b)(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 29, 2016	1.00	—	(b)(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 28, 2015	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)

Premier
Year Ended February 28, 2019	1.00	0.02	(b)	—	(c)	0.02		(0.02)		—	(c)	(0.02)
Year Ended February 28, 2018	1.00	0.01	(b)	—	(c)	0.01		(0.01)		—	(c)	(0.01)
Year Ended February 28, 2017	1.00	—	(b)(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 29, 2016	1.00	—	(b)(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 28, 2015	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)

(a)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Amount rounds to less than $0.005.
(d)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

122	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2019

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return	Net assets, end of period (000’s)	Net expenses (a)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits

$1.00	1.80%	$148,122	0.26%	1.82%		0.31%
1.00	0.80	127,451	0.26	0.77		0.33
1.00	0.20	133,227	0.26	0.19		0.35
1.00	0.02	233,955	0.16	0.02		0.33
1.00	0.01	84,778	0.07	0.00	(d)	0.35

1.00	1.85	3,417,418	0.21	1.85		0.26
1.00	0.85	2,668,613	0.21	0.84		0.28
1.00	0.25	2,767,271	0.21	0.25		0.30
1.00	0.03	3,615,992	0.13	0.03		0.28
1.00	0.01	3,995,934	0.06	0.01		0.30

1.00	1.46	29,289	0.59	1.45		0.70
1.00	0.46	32,224	0.59	0.44		0.69
1.00	0.02	53,090	0.42	0.01		0.67
1.00	0.01	131,723	0.16	0.01		0.65
1.00	0.01	111,292	0.07	0.01		0.65

1.00	1.60	155,001	0.45	1.54		0.47
1.00	0.60	229,795	0.45	0.65		0.48
1.00	0.04	109,282	0.41	0.04		0.50
1.00	0.01	171,808	0.14	0.01		0.49
1.00	0.01	219,792	0.06	0.01		0.50

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MONEY MARKET FUNDS	123

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gain		Total distributions
JPMorgan 100% U.S. Treasury Securities Money Market Fund
Agency
Year Ended February 28, 2019	$1.00	$0.02	(b)	$—	(c)	$0.02		$(0.02)		$—	(c)	$(0.02)
Year Ended February 28, 2018	1.00	0.01	(b)	—	(c)	0.01		(0.01)		—	(c)	(0.01)
Year Ended February 28, 2017	1.00	—	(b)(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 29, 2016	1.00	—	(b)(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 28, 2015	1.00	—		—	(c)	—	(c)	—	(c)	—	(c)	—	(c)

Capital
Year Ended February 28, 2019	1.00	0.02	(b)	—	(c)	0.02		(0.02)		—	(c)	(0.02)
Year Ended February 28, 2018	1.00	0.01	(b)	—	(c)	0.01		(0.01)		—	(c)	(0.01)
Year Ended February 28, 2017	1.00	—	(b)(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 29, 2016	1.00	—	(b)(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 28, 2015	1.00	—		—	(c)	—	(c)	—	(c)	—	(c)	—	(c)

Institutional Class
Year Ended February 28, 2019	1.00	0.02	(b)	—	(c)	0.02		(0.02)		—	(c)	(0.02)
Year Ended February 28, 2018	1.00	0.01	(b)	—	(c)	0.01		(0.01)		—	(c)	(0.01)
Year Ended February 28, 2017	1.00	—	(b)(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 29, 2016	1.00	—	(b)(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 28, 2015	1.00	—		—	(c)	—	(c)	—	(c)	—	(c)	—	(c)

Morgan
Year Ended February 28, 2019	1.00	0.01	(b)	—	(c)	0.01		(0.01)		—	(c)	(0.01)
Year Ended February 28, 2018	1.00	—	(b)(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 28, 2017	1.00	—	(b)(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 29, 2016	1.00	—	(b)(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 28, 2015	1.00	—		—	(c)	—	(c)	—	(c)	—	(c)	—	(c)

Premier
Year Ended February 28, 2019	1.00	0.02	(b)	—	(c)	0.02		(0.02)		—	(c)	(0.02)
Year Ended February 28, 2018	1.00	0.01	(b)	—	(c)	0.01		(0.01)		—	(c)	(0.01)
Year Ended February 28, 2017	1.00	—	(b)(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 29, 2016	1.00	—	(b)(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 28, 2015	1.00	—		—	(c)	—	(c)	—	(c)	—	(c)	—	(c)

Reserve
Year Ended February 28, 2019	1.00	0.01	(b)	—	(c)	0.01		(0.01)		—	(c)	(0.01)
Year Ended February 28, 2018	1.00	—	(b)(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 28, 2017	1.00	—	(b)(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 29, 2016	1.00	—	(b)(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 28, 2015	1.00	—		—	(c)	—	(c)	—	(c)	—	(c)	—	(c)

(a)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Amount rounds to less than $0.005.
(d)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

124	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2019

	Ratios/Supplemental data
				Ratios to average net assets
Net asset value, end of period	Total return		Net assets, end of period (000’s)	Net expenses (a)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits

$1.00	1.79%		$2,567,061	0.26%	1.81%		0.31%
1.00	0.79		1,981,066	0.26	0.80		0.31
1.00	0.15		1,848,739	0.26	0.15		0.31
1.00	0.01		1,895,744	0.10	0.01		0.31
1.00	0.00	(d)	1,700,093	0.05	0.00		0.31

1.00	1.88		23,528,259	0.18	1.88		0.21
1.00	0.87		19,208,530	0.18	0.89		0.21
1.00	0.23		11,630,048	0.18	0.23		0.21
1.00	0.02		9,678,309	0.08	0.01		0.21
1.00	0.00	(d)	8,717,551	0.04	0.00		0.21

1.00	1.84		17,858,556	0.21	1.87		0.26
1.00	0.84		11,098,506	0.21	0.83		0.26
1.00	0.20		9,414,776	0.21	0.21		0.26
1.00	0.01		7,378,773	0.08	0.01		0.26
1.00	0.00	(d)	10,302,127	0.04	0.00		0.26

1.00	1.46		2,009,129	0.59	1.45		0.61
1.00	0.45		1,617,985	0.59	0.46		0.61
1.00	0.00	(d)	1,148,892	0.40	0.00	(d)	0.61
1.00	0.00	(d)	1,990,677	0.10	0.00	(d)	0.61
1.00	0.00	(d)	1,477,551	0.05	0.00		0.61

1.00	1.60		2,059,307	0.45	1.65		0.46
1.00	0.59		848,906	0.45	0.59		0.46
1.00	0.02		857,883	0.38	0.02		0.46
1.00	0.00	(d)	1,219,310	0.10	0.00	(d)	0.46
1.00	0.00	(d)	1,259,597	0.04	0.00		0.46

1.00	1.35		1,561,835	0.70	1.42		0.71
1.00	0.35		258,002	0.70	0.41		0.71
1.00	0.00	(d)	75,190	0.41	0.00		0.71
1.00	0.00	(d)	108,109	0.14	0.00	(d)	0.71
1.00	0.00	(d)	46,667	0.04	0.00		0.71

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MONEY MARKET FUNDS	125

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gain		Total distributions
JPMorgan Tax Free Money Market Fund
Agency
Year Ended February 28, 2019	$1.00	$0.01	(b)	$—	(c)	$0.01		$(0.01)		$—	(c)	$(0.01)
Year Ended February 28, 2018	1.00	0.01	(b)	—	(c)	0.01		(0.01)		—	(c)	(0.01)
Year Ended February 28, 2017	1.00	—	(b)(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 29, 2016	1.00	—	(b)(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 28, 2015	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)

Institutional Class
Year Ended February 28, 2019	1.00	0.01	(b)	—	(c)	0.01		(0.01)		—	(c)	(0.01)
Year Ended February 28, 2018	1.00	0.01	(b)	—	(c)	0.01		(0.01)		—	(c)	(0.01)
Year Ended February 28, 2017	1.00	—	(b)(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 29, 2016	1.00	—	(b)(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 28, 2015	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)

Morgan
Year Ended February 28, 2019	1.00	0.01	(b)	—	(c)	0.01		(0.01)		—	(c)	(0.01)
Year Ended February 28, 2018	1.00	—	(b)(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 28, 2017	1.00	—	(b)(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 29, 2016	1.00	—	(b)(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 28, 2015	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)

Premier
Year Ended February 28, 2019	1.00	0.01	(b)	—	(c)	0.01		(0.01)		—	(c)	(0.01)
Year Ended February 28, 2018	1.00	—	(b)(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 28, 2017	1.00	—	(b)(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 29, 2016	1.00	—	(b)(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 28, 2015	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)

Reserve
Year Ended February 28, 2019	1.00	0.01	(b)	—	(c)	0.01		(0.01)		—	(c)	(0.01)
Year Ended February 28, 2018	1.00	—	(b)(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 28, 2017	1.00	—	(b)(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 29, 2016	1.00	—	(b)(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 28, 2015	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)

(a)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

126	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2019

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return	Net assets, end of period (000’s)	Net expenses (a)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits

$1.00	1.24%	$1,063,941	0.26%	1.23%	0.31%
1.00	0.68	831,137	0.26	0.70	0.31
1.00	0.27	437,689	0.25	0.26	0.31
1.00	0.03	344,578	0.05	0.01	0.31
1.00	0.02	322,389	0.07	0.01	0.31

1.00	1.29	12,402,297	0.21	1.27	0.26
1.00	0.73	11,970,538	0.21	0.73	0.26
1.00	0.32	10,567,571	0.20	0.31	0.26
1.00	0.03	10,007,028	0.04	0.01	0.26
1.00	0.02	11,663,024	0.07	0.01	0.26

1.00	0.90	9,884	0.59	0.89	0.68
1.00	0.35	9,555	0.59	0.34	0.66
1.00	0.05	11,468	0.44	0.04	0.62
1.00	0.03	111,381	0.04	0.01	0.62
1.00	0.02	109,439	0.08	0.01	0.61

1.00	1.04	1,062,712	0.45	1.03	0.46
1.00	0.49	1,560,291	0.45	0.48	0.46
1.00	0.12	1,713,414	0.38	0.10	0.46
1.00	0.03	2,984,160	0.04	0.01	0.46
1.00	0.02	2,593,113	0.07	0.01	0.46

1.00	0.79	2,028,976	0.70	0.78	0.71
1.00	0.24	2,511,847	0.70	0.23	0.71
1.00	0.02	2,650,165	0.47	0.02	0.71
1.00	0.03	4,220,927	0.04	0.01	0.71
1.00	0.02	4,208,768	0.07	0.01	0.71

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MONEY MARKET FUNDS	127

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gain		Total distributions
JPMorgan Municipal Money Market Fund
Agency
Year Ended February 28, 2019	$1.00	$0.01	(d)	$—	(e)	$0.01		$(0.01)		$—	(e)	$(0.01)
Year Ended February 28, 2018	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Eagle Class
Year Ended February 28, 2019	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2018	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
July 1, 2016 (f) through February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

E*Trade (g)
For the Period Ended September 21, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—		—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Institutional Class
Year Ended February 28, 2019	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2018	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Morgan
Year Ended February 28, 2019	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2018	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Premier
Year Ended February 28, 2019	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2018	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Service
Year Ended February 28, 2019	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2018	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Calculated based upon average shares outstanding.
(e)	Amount rounds to less than $0.005.
(f)	Commencement of offering of class of shares.
(g)	E*Trade Shares of JPMorgan Municipal Money Market Fund had no assets from the close of business on September 21, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

128	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits

$1.00	1.26%	$127,136	0.26%	1.25%	0.33%
1.00	0.73	140,809	0.26	0.76	0.35
1.00	0.33	35,608	0.23	0.20	0.33
1.00	0.01	193,260	0.08	0.01	0.32
1.00	0.01	81,196	0.12	0.01	0.32

1.00	0.82	565,483	0.70	0.80	0.73
1.00	0.29	549,053	0.70	0.27	0.75
1.00	0.04	619,001	0.67	0.04	0.76

1.00	0.01	—	0.41	0.01	1.07
1.00	0.01	1,935,318	0.08	0.01	1.07
1.00	0.01	2,000,898	0.13	0.01	1.07

1.00	1.31	2,003,502	0.21	1.30	0.28
1.00	0.78	1,575,116	0.21	0.83	0.31
1.00	0.37	303,233	0.21	0.39	0.30
1.00	0.01	132,605	0.08	0.01	0.27
1.00	0.01	188,480	0.13	0.01	0.27

1.00	0.93	15,899	0.59	0.92	0.65
1.00	0.40	13,794	0.59	0.28	0.63
1.00	0.08	312,787	0.49	0.07	0.64
1.00	0.01	387,521	0.08	0.01	0.62
1.00	0.01	353,483	0.13	0.01	0.62

1.00	1.07	129,260	0.45	1.06	0.48
1.00	0.54	116,319	0.45	0.57	0.51
1.00	0.16	31,528	0.41	0.12	0.49
1.00	0.01	28,451	0.08	0.01	0.47
1.00	0.01	29,376	0.13	0.01	0.47

1.00	0.47	256,953	1.05	0.46	1.08
1.00	0.07	282,024	0.91	0.05	1.09
1.00	0.03	363,754	0.54	0.01	1.09
1.00	0.01	515,523	0.08	0.01	1.07
1.00	0.01	397,469	0.12	0.01	1.07

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MONEY MARKET FUNDS	129

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2019

1. Organization

JPMorgan Trust I (“JPM I”), JPMorgan Trust II (“JPM II”) and JPMorgan Trust IV (“JPM IV”) (collectively, the “Trusts”) were formed on November 12, 2004, November 12, 2004 and November 11, 2015, respectively, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004, November 5, 2004 and November 11, 2015, respectively, and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 10 separate funds of the Trusts (each, a “Fund” and collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
JPMorgan Prime Money Market Fund	Class C, Agency, Capital, IM, Institutional Class, Morgan, Premier and Reserve	JPM I	Diversified
JPMorgan Institutional Tax Free Money Market Fund^	Agency, Capital, IM and Institutional Class	JPMIV	Diversified
JPMorgan Securities Lending Money Market Fund^^	Agency SL	JPMIV	Diversified
JPMorgan Liquid Assets Money Market Fund	Class C, Agency, Capital, E*Trade^^^, Institutional Class, Investor, Morgan, Premier and Reserve	JPM II	Diversified
JPMorgan U.S. Government Money Market Fund	Agency, Capital, Direct^^^^, Eagle Class, Eagle Private Wealth Class, E*Trade, IM, Institutional Class, Investor, Morgan, Premier, Reserve and Service	JPM II	Diversified
JPMorgan U.S. Treasury Plus Money Market Fund	Class C, Agency, Capital, Direct^^^^, IM, Institutional Class, Investor, Morgan, Premier and Reserve	JPM II	Diversified
JPMorgan Federal Money Market Fund	Agency, Institutional Class, Morgan and Premier	JPM I	Diversified
JPMorgan 100% U.S. Treasury Securities Money Market Fund	Agency, Capital, Institutional Class, Morgan, Premier and Reserve	JPM I	Diversified
JPMorgan Tax Free Money Market Fund	Agency, Institutional Class, Morgan, Premier and Reserve	JPM I	Diversified
JPMorgan Municipal Money Market Fund	Agency, Eagle Class, E*Trade^^^, Institutional Class, Morgan, Premier and Service	JPM II	Diversified

^	The JPMorgan Institutional Tax Free Money Market Fund commenced operations on March 1, 2018.
^^	The JPMorgan Securities Lending Money Market Fund commenced operations on September 19, 2018.
^^^	E*Trade Shares of JPMorgan Liquid Assets Money Market Fund and JPMorgan Municipal Money Market Fund had no assets from the close of business on October 19, 2016 and September 21, 2016, respectively.
^^^^	Direct Shares of JPMorgan U.S. Government Money Market Fund and JPMorgan U.S. Treasury Plus Money Market Fund had no assets from the close of business on November 22, 2017.

The investment objective of JPMorgan Prime Money Market Fund (“Prime Money Market Fund”) and JPMorgan Securities Lending Money Market Fund (“Securities Lending Money Market Fund”) is to seek current income while seeking to maintain liquidity and a low volatility of principal. The investment objective of JPMorgan Institutional Tax Free Money Market Fund (“Institutional Tax Free Money Market Fund”) is to aim to provide current income, while seeking to maintain liquidity and a low volatility of principal.

The investment objective of JPMorgan Liquid Assets Money Market Fund (“Liquid Assets Money Market Fund”) and JPMorgan U.S. Treasury Plus Money Market Fund (“U.S. Treasury Plus Money Market Fund”) is to seek current income with liquidity and stability of principal.

The investment objective of JPMorgan U.S. Government Money Market Fund (“U.S. Government Money Market Fund”) is to seek high current income with liquidity and stability of principal.

The investment objective of JPMorgan Federal Money Market Fund (“Federal Money Market Fund”) is to provide current income while still preserving capital and maintaining liquidity.

The investment objective of JPMorgan 100% U.S. Treasury Securities Money Market Fund (“100% U.S. Treasury Securities Money Market Fund”) is to aim to provide the highest possible level of current income while still maintaining liquidity and providing maximum safety of principal.

The investment objective of JPMorgan Tax Free Money Market Fund (“Tax Free Money Market Fund”) is to aim to provide the highest possible level of current income which is excluded from gross income, while still preserving capital and maintaining liquidity.

The investment objective of JPMorgan Municipal Money Market Fund (“Municipal Money Market Fund”) is to seek as high a level of current interest income exempt from federal income tax as is consistent with liquidity and stability of principal.

The Liquid Assets Money Market Fund, Tax Free Money Market Fund and Municipal Money Market Fund seek to qualify as retail money market funds in accordance with criteria established by the Securities and Exchange Commission (“SEC”). Under applicable SEC rules, these Funds are ordinarily permitted to utilize amortized cost accounting to value their portfolio securities and transact at a stable $1.00 share price. These Funds have

130	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2019

adopted policies and procedures that allow the Boards of Trustees (the “Boards”) to impose a liquidity fee and/or redemption gate in the event that their weekly liquid assets fall below a designated threshold.

The Prime Money Market Fund, Institutional Tax Free Money Market Fund and Securities Lending Money Market Fund do not seek to qualify as a Retail or Government money market fund and transact utilizing a floating net asset value (“NAV”) calculated to four decimal places. The Funds have adopted policies and procedures that allow the Boards to impose a liquidity fee and/or redemption gate in the event that their weekly liquid assets fall below a designated threshold.

The U.S. Government Money Market Fund, U.S. Treasury Plus Money Market Fund, Federal Money Market Fund and 100% U.S. Treasury Securities Money Market Fund seek to qualify as Government money market funds in accordance with criteria established by the SEC. Under applicable SEC rules, these Funds are ordinarily permitted to utilize amortized cost accounting to value their portfolio securities and transact at a stable $1.00 share price.

Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to the Agency, Capital, Direct, Eagle Class, Eagle Private Wealth Class, E*Trade, IM, Institutional Class, Investor, Morgan, Premier, Reserve and Service Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, thus, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Boards, which established the following approach to valuation, as described more fully below: securities and other debt instruments held by money market funds pursuant to Rule 2a-7 under the 1940 Act shall be valued using the amortized cost method provided that certain conditions are met, with the exception of the Prime Money Market Fund, Institutional Tax Free Money Market Fund and Securities Lending Money Market Fund.

The amortized cost method of valuation involves valuing a security at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price each Fund would receive if it sold the security. The market value of securities in the Funds can be expected to vary inversely with changes in prevailing interest rates.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Boards with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Boards. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events and pricing vendor and broker due diligence. This includes also monitoring on a daily basis that the amortized cost valuation method fairly reflects the market-based net asset value (“NAV”) of the Funds. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Boards.

For the Prime Money Market Fund, Institutional Tax Free Money Market Fund and Securities Lending Money Market Fund, fixed income instruments for which market quotations are not readily available are fair valued based on prices received from approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”). The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Quoted prices in active markets for identical securities.

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NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2019 (continued)

•	Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

•	Level 3 — Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, certain money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as level 2.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Prime Money Market Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$—	$46,810,286	$—	$46,810,286

Institutional Tax Free Money Market Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$—	$960,749	$—	$960,749

Securities Lending Money Market Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$—	$2,993,641	$—	$2,993,641

The following is a summary of the inputs used as of February 28, 2019, in valuing the Funds’ assets and liabilities carried at amortized cost which approximates fair value (amounts in thousands):

Liquid Assets Money Market Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$—	$5,317,797	$—	$5,317,797

U.S. Government Money Market Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$—	$139,771,656	$—	$139,771,656

U.S. Treasury Plus Money Market Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$—	$29,038,620	$—	$29,038,620

Federal Money Market Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$—	$3,735,055	$—	$3,735,055

132	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2019

100% U.S. Treasury Securities Money Market Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$—	$51,799,993	$—	$51,799,993

Tax Free Money Market Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$—	$16,605,401	$—	$16,605,401

Municipal Money Market Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$—	$3,096,585	$—	$3,096,585

(a)	All portfolio holdings designated as level 2 are disclosed individually on the SOIs. Please refer to the SOIs for specifics of the major categories of portfolio holdings.

There were no transfers into and out of level 3 for the year ended February 28, 2019.

B. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net asset values of the Funds.

As of February 28, 2019, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A under the Securities Act.

C. Repurchase Agreements — The Funds may enter into repurchase agreement transactions that meet the credit guidelines of JPMIM. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. The Funds require that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Funds to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited. Repurchase agreement collateral may be held in segregated accounts maintained by JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan. The Prime Money Market Fund, Liquid Assets Money Market Fund, U.S. Government Money Market Fund and U.S. Treasury Plus Money Market Fund or their affiliates may transfer uninvested cash into joint accounts, which are utilized by multiple accounts or funds managed by the Adviser or its affiliates, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds maintain pro-rata credit exposure to the underlying repurchase agreements’ counterparties and collateral.

The Funds’ repurchase agreements are not subject to master netting arrangements.

D. When-Issued Securities, Delayed Delivery Securities and Forward Commitments — The Tax Free Money Market Fund and Municipal Money Market Fund purchased when-issued securities, including To Be Announced (“TBA”) securities, and entered into contracts to purchase or sell securities for a fixed price that may be settled a month or more after the trade date, or purchased delayed delivery securities which generally settle seven days after the trade date. When-issued securities are securities that have been authorized, but not issued in the market. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date that may be settled a month or more after the trade date. A delayed delivery security is agreed upon in advance between the buyer and the seller of the security and is generally delivered beyond seven days of the agreed upon date. The purchase of securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the security to be purchased declines before the settlement date. The sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. The Funds may be exposed to credit risk if the counterparty fails to perform under the terms of the transaction. Interest income for securities purchased on a when-issued, delayed delivery or forward commitment basis is not accrued until the settlement date.

The Tax Free Money Market Fund and Municipal Money Market Fund had delayed delivery securities outstanding as of February 28, 2019, which are shown as a Receivable for Investment securities sold — delayed delivery securities on the Statements of Assets and Liabilities.

E. Offering and Organization Costs — Total offering costs of $119,279 and $44,004 paid in connection with the offering of shares of Institutional Tax Free Money Market Fund and Securities Lending Money Market Fund, respectively, are amortized on a straight line basis over 12 months from

FEBRUARY 28, 2019	J.P. MORGAN MONEY MARKET FUNDS	133

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2019 (continued)

the date the fund commenced operations. Costs paid in connection with the organization of Institutional Tax Free Money Fund and Securities Lending Money Market Fund, if any, were recorded as an expense at the time it commenced operations and are included as part of Professional fees on the Statements of Operations. For the year ended February 28, 2019, total offering costs amortized were $118,952 and 19,289 for the Institutional Tax Free Money Market Fund and Securities Lending Money Market Fund, respectively.

F. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts.

G. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each class of the Funds for the year ended February 28, 2019 are as follows (amounts in thousands):

	Prime Money Market Fund	Institutional Tax Free Money Market Fund	Securities Lending Money Market Fund	Liquid Assets Money Market Fund		U.S. Government Money Market Fund		U.S. Treasury Plus Money Market Fund	Federal Money Market Fund	100% U.S. Treasury Securities Money Market Fund	Tax Free Money Market Fund	Municipal Money Market Fund
Class C	$27	n/a	n/a	$2		n/a		$9	n/a	n/a	n/a	n/a
Agency	69	$158	n/a	7		$266		23	$3	$49	$22	$4
Agency SL	n/a	n/a	$26	n/a		n/a		n/a	n/a	n/a	n/a	n/a
Capital	594	25	n/a	—	(a)	1,618		127	n/a	410	n/a	n/a
Direct	n/a	n/a	n/a	n/a		n/a		n/a	n/a	n/a	n/a	n/a
Eagle Class	n/a	n/a	n/a	n/a		41		n/a	n/a	n/a	n/a	12
Eagle Private Wealth Class	n/a	n/a	n/a	n/a		—	(a)	n/a	n/a	n/a	n/a	n/a
E*Trade	n/a	n/a	n/a	n/a		7		n/a	n/a	n/a	n/a	n/a
IM	78	36	n/a	n/a		98		26	n/a	n/a	n/a	n/a
Institutional Class	289	26	n/a	2		652		314	79	280	241	41
Investor	n/a	n/a	n/a	1		9		1	n/a	n/a	n/a	n/a
Morgan	332	n/a	n/a	105		92		25	25	84	8	4
Premier	79	n/a	n/a	15		105		18	10	35	30	4
Reserve	32	n/a	n/a	1		2		1	n/a	21	42	n/a
Service	n/a	n/a	n/a	n/a		21		n/a	n/a	n/a	n/a	6

Total	$1,500	$245	$26	$133		$2,911		$544	$117	$879	$343	$71

(a)	Amount rounds to less than one thousand.

H. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of February 28, 2019, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

I. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared daily and paid monthly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to Investment Advisory Agreements, the Adviser supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and generally paid monthly at an annual rate of 0.08% of each Fund’s average daily net assets.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

134	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2019

B. Administration Fee — Pursuant to Administration Agreements, the Administrator provides certain administration services to the Funds. In consideration of these services, effective January 1, 2019, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.07% of the first $150 billion of the average daily net assets of all money market funds in the J.P. Morgan Funds Complex covered by the Administration Agreement, plus 0.05% of the average daily net assets between $150 billion and $300 billion, plus 0.03% of the average daily net assets between $300 billion and $400 billion, plus 0.01% of the average daily net assets in excess of $400 billion. Prior to January 1, 2019, the Administrator received a fee accrued daily and paid monthly at an annual rate of 0.10% of the first $100 billion of the average daily net assets of all money market funds in the J.P. Morgan Funds Complex covered by the Administration Agreement and 0.05% of the average daily net assets in excess of $100 billion of all such funds. For the year ended February 28, 2019, the effective rate was 0.07% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMCB serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Trusts’ principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Boards have adopted a Distribution Plan (the “Distribution Plan”) for Class C, Eagle Class, E*Trade, Morgan, Reserve and Service Shares of the Funds, as applicable, in accordance with Rule 12b-1 under the 1940 Act. The Agency, Capital, Direct, Eagle Private Wealth Class, IM, Institutional Class, Investor and Premier Shares do not participate in the Distribution Plan. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

	Class C	Eagle Class	E*Trade	Morgan	Reserve	Service
Prime Money Market Fund	0.75%	n/a	n/a	n/a	0.25%	n/a
Institutional Tax Free Money Market Fund	n/a	n/a	n/a	n/a	n/a	n/a
Securities Lending Money Market Fund	n/a	n/a	n/a	n/a	n/a	n/a
Liquid Assets Money Market Fund	0.75	n/a	0.60%	0.10%	0.25	n/a
U.S. Government Money Market Fund	n/a	0.25%	0.60	0.10	0.25	0.60%
U.S. Treasury Plus Money Market Fund	0.75	n/a	n/a	0.10	0.25	n/a
Federal Money Market Fund	n/a	n/a	n/a	0.10	n/a	n/a
100% U.S. Treasury Securities Money Market Fund	n/a	n/a	n/a	0.10	0.25	n/a
Tax Free Money Market Fund	n/a	n/a	n/a	0.10	0.25	n/a
Municipal Money Market Fund	n/a	0.25	0.60	0.10	n/a	0.60

JPMDS waived Distribution fees as outlined in Note 3.F.

In addition, JPMDS is entitled to receive the CDSC from redemptions of Class C Shares. For the year ended February 28, 2019, JPMDS retained the following amounts (in thousands):

CDSC
Liquid Assets Money Market Fund	$—(a)

(a)	Amount rounds to less than one thousand.

D. Service Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to the shareholders. For performing these services, JPMDS receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class C	Agency	Capital	Direct	Eagle Class	Eagle Private Wealth Class
Prime Money Market Fund	0.25%	0.15%	0.05%	n/a	n/a	n/a
Institutional Tax Free Money Market Fund	n/a	0.15	0.05	n/a	n/a	n/a
Securities Lending Money Market Fund	n/a	n/a	n/a	n/a	n/a	n/a
Liquid Assets Money Market Fund	0.25	0.15	0.05	n/a	n/a	n/a
U.S. Government Money Market Fund	n/a	0.15	0.05	0.15%	0.30%	0.15%
U.S. Treasury Plus Money Market Fund	0.25	0.15	0.05	0.15	n/a	n/a
Federal Money Market Fund	n/a	0.15	n/a	n/a	n/a	n/a
100% U.S. Treasury Securities Money Market Fund	n/a	0.15	0.05	n/a	n/a	n/a
Tax Free Money Market Fund	n/a	0.15	n/a	n/a	n/a	n/a
Municipal Money Market Fund	n/a	0.15	n/a	n/a	0.30	n/a

FEBRUARY 28, 2019	J.P. MORGAN MONEY MARKET FUNDS	135

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2019 (continued)

	E*Trade	Institutional Class	Investor	Morgan	Premier	Reserve	Service
Prime Money Market Fund	n/a	0.10%	n/a	0.35%	0.30%	0.30%	n/a
Institutional Tax Free Money Market Fund	n/a	0.10	n/a	n/a	n/a	n/a	n/a
Securities Lending Money Market Fund	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Liquid Assets Money Market Fund	0.30%	0.10	0.35%	0.35	0.30	0.30	n/a
U.S. Government Money Market Fund	0.30	0.10	0.35	0.35	0.30	0.30	0.30%
U.S. Treasury Plus Money Market Fund	n/a	0.10	0.35	0.35	0.30	0.30	n/a
Federal Money Market Fund	n/a	0.10	n/a	0.35	0.30	n/a	n/a
100% U.S. Treasury Securities Money Market Fund	n/a	0.10	n/a	0.35	0.30	0.30	n/a
Tax Free Money Market Fund	n/a	0.10	n/a	0.35	0.30	0.30	n/a
Municipal Money Market Fund	0.30	0.10	n/a	0.35	0.30	n/a	0.30

The IM Shares do not pay a fee under the Shareholder Servicing Agreement.

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations. Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and JPMDS have contractually agreed to waive fees and/or reimburse the Funds, except IM Shares of the Prime Money Market Fund, U.S. Government Money Market Fund and the U.S. Treasury Plus Money Market Fund, to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class C	Agency	Agency SL	Capital	Direct	Eagle Class	Eagle Private Wealth Class
Prime Money Market Fund	0.97%	0.26%	n/a	0.18%	n/a	n/a	n/a
Institutional Tax Free Money Market Fund	n/a	0.26	n/a	0.18	n/a	n/a	n/a
Securities Lending Money Market Fund	n/a	n/a	0.06	n/a	n/a	n/a	n/a
Liquid Assets Money Market Fund	0.97	0.26	n/a	0.18	n/a	n/a	n/a
U.S. Government Money Market Fund	n/a	0.26	n/a	0.18	0.30%	0.70%	0.30%
U.S. Treasury Plus Money Market Fund	0.97	0.26	n/a	0.18	0.30	n/a	n/a
Federal Money Market Fund	n/a	0.26	n/a	n/a	n/a	n/a	n/a
100% U.S. Treasury Securities Money Market Fund	n/a	0.26	n/a	0.18	n/a	n/a	n/a
Tax Free Money Market Fund	n/a	0.26	n/a	n/a	n/a	n/a	n/a
Municipal Money Market Fund	n/a	0.26	n/a	n/a	n/a	0.70	n/a

	E*Trade	IM	Institutional Class	Investor	Morgan	Premier	Reserve	Service
Prime Money Market Fund	n/a	n/a	0.21%	n/a	0.52%	0.45%	0.70%	n/a
Institutional Tax Free Money Market Fund	n/a	0.16%	0.21	n/a	n/a	n/a	n/a	n/a
Securities Lending Money Market Fund	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Liquid Assets Money Market Fund	1.00%	n/a	0.21	0.51%	0.59	0.45	0.70	n/a
U.S. Government Money Market Fund	1.00	n/a	0.21	0.51	0.59	0.45	0.70	1.05%
U.S. Treasury Plus Money Market Fund	n/a	n/a	0.21	0.51	0.59	0.45	0.70	n/a
Federal Money Market Fund	n/a	n/a	0.21	n/a	0.59	0.45	n/a	n/a
100% U.S. Treasury Securities Money Market Fund	n/a	n/a	0.21	n/a	0.59	0.45	0.70	n/a
Tax Free Money Market Fund	n/a	n/a	0.21	n/a	0.59	0.45	0.70	n/a
Municipal Money Market Fund	1.00	n/a	0.21	n/a	0.59	0.45	n/a	1.05

136	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2019

The expense limitation agreements were in effect for the year ended February 28, 2019, and are in place until at least June 30, 2019, except the expense limitation agreement for Securities Lending Money Market Fund is in effect until at least September 30, 2019.

In addition, the Funds’ service providers have voluntarily waived fees during the year ended February 28, 2019. However, the Funds’ service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

For the year ended February 28, 2019, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
Prime Money Market Fund	$36	$—	$12,929	$12,965	$26
Institutional Tax Free Money Market Fund	150	104	75	329	400
Securities Lending Money Market Fund	471	342	—	813	207
Liquid Assets Money Market Fund	393	261	1,226	1,880	—
U.S. Government Money Market Fund	124	—	42,272	42,396	—	(a)
U.S. Treasury Plus Money Market Fund	21	—	9,828	9,849	—
Federal Money Market Fund	330	221	1,149	1,700	—
100% U.S. Treasury Securities Money Market Fund	2,277	1,499	10,968	14,744	—
Tax Free Money Market Fund	755	503	5,341	6,599	—	(a)
Municipal Money Market Fund	557	370	852	1,779	—

Voluntary Waivers
Distribution
Municipal Money Market Fund	$10

(a)	Amount rounds to less than one thousand.

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Boards appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

Certain Funds earn interest on certain uninvested cash balances held at the custodian, which is included in the Interest income from affiliates on the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended February 28, 2019, Prime Money Market Fund and Tax Free Money Market Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Funds may use related party broker-dealers. For the year ended February 28, 2019, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The SEC has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

The Funds are permitted to effect purchase and sale transactions with affiliated Funds under procedures adopted by the Board. The procedures have been designed to seek to ensure that any such security transaction complies with certain conditions of Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended February 28, 2019, the Funds below engaged in such transactions in the following amounts (amounts in thousands):

	Purchases	Sales	Realized Gain (Loss)
Institutional Tax Free Money Market Fund	$487,190	$1,115,041	$—
Tax Free Money Market Fund	1,574,662	693,599	—
Municipal Money Market Fund	367,981	654,520	—

FEBRUARY 28, 2019	J.P. MORGAN MONEY MARKET FUNDS	137

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2019 (continued)

4. Class Specific Expenses

The Funds’ class specific gross expenses for the year ended February 28, 2019 were as follows (amounts in thousands):

	Distribution	Service
Prime Money Market Fund
Class C	$12	$4
Agency	—	2,894
Capital	—	12,590
Institutional Class	—	10,042
Morgan	—	5,277
Premier	—	4,184
Reserve	55	66

	$67	$35,057

Institutional Tax Free Money Market Fund
Agency	$—	$9
Capital	—	9
Institutional Class	—	133

	$—	$151

Liquid Assets Money Market Fund
Class C	$156	$52
Agency	—	439
Capital	—	131
Institutional Class	—	1,645
Investor	—	35
Morgan	193	676
Premier	—	2,028
Reserve	14	17

	$363	$5,023

U.S. Government Money Market Fund
Agency	$—	$18,614
Capital	—	39,141
Eagle Class	6,427	7,712
Eagle Private Wealth Class	—	—	(a)
E*Trade	1,736	868
Institutional Class	—	33,852
Investor	—	3,122
Morgan	1,436	5,027
Premier	—	12,735
Reserve	106	127
Service	12,081	6,041

	$21,786	$127,239

U.S. Treasury Plus Money Market Fund
Class C	$2,809	$936
Agency	—	2,024
Capital	—	2,696
Institutional Class	—	16,122
Investor	—	139
Morgan	409	1,431
Premier	—	2,238
Reserve	34	41

	$3,252	$25,627

138	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2019

	Distribution	Service
Federal Money Market Fund
Agency	$—	$182
Institutional Class	—	2,854
Morgan	30	105
Premier	—	572

	$30	$3,713

100% U.S. Treasury Securities Money Market Fund
Agency	$—	$3,471
Capital	—	10,012
Institutional Class	—	13,878
Morgan	1,933	6,767
Premier	—	4,497
Reserve	2,862	3,434

	$4,795	$42,059

Tax Free Money Market Fund
Agency	$—	$1,574
Institutional Class	—	12,269
Morgan	11	38
Premier	—	3,188
Reserve	5,308	6,370

	$5,319	$23,439

Municipal Money Market Fund
Agency	$—	$263
Eagle Class	1,422	1,706
Institutional Class	—	1,859
Morgan	17	59
Premier	—	384
Service	1,614	807

	$3,053	$5,078

(a)	Amount rounds to less than one thousand.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at February 28, 2019 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Prime Money Market Fund	$46,801,229	$9,589	$532	$9,057
Institutional Tax Free Money Market Fund	960,782	3	36	(33)
Securities Lending Money Market Fund	2,993,158	562	79	483
100% U.S. Treasury Securities Money Market Fund	51,800,046	710	763	(53)

Estimated tax cost and unrealized appreciation (depreciation) in value of investments for funds not listed equals their books cost and unrealized appreciation (depreciation) in value of investments.

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the year ended February 28, 2019 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Tax Exempt Income	Total Distributions Paid
Prime Money Market Fund	$884,662	$—	$—	$884,662
Institutional Tax Free Money Market Fund	47	—	7,821	7,868
Securities Lending Money Market Fund	15,410	—	—	15,410
Liquid Assets Money Market Fund	64,686	—	—	64,686
U.S. Government Money Market Fund	2,578,970	—	—	2,578,970
U.S. Treasury Plus Money Market Fund	506,910	—	—	506,910
Federal Money Market Fund	58,386	—	—	58,386
100% U.S. Treasury Securities Money Market Fund	746,574	—	—	746,574
Tax Free Money Market Fund	1,060	326	196,266	197,652
Municipal Money Market Fund	57	206	33,595	33,858

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

FEBRUARY 28, 2019	J.P. MORGAN MONEY MARKET FUNDS	139

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2019 (continued)

The tax character of distributions paid during the year ended February 28, 2018 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Tax Exempt Income	Total Distributions Paid
Prime Money Market Fund	$427,374	$—	$—	$427,374
Liquid Assets Money Market Fund	13,978	—	—	13,978
U.S. Government Money Market Fund	1,189,009	—	—	1,189,009
U.S. Treasury Plus Money Market Fund	179,124	—	—	179,124
Federal Money Market Fund	25,420	25	—	25,445
100% U.S. Treasury Securities Money Market Fund	238,068	1	—	238,069
Tax Free Money Market Fund	70	420	98,153	98,643
Municipal Money Market Fund	63	162	9,459	9,684

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

As of February 28, 2019, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Tax Exempt Income	Unrealized Appreciation (Depreciation)
Prime Money Market Fund	$64,133	$—	$—	$9,057
Institutional Tax Free Money Market Fund	4	—	1,298	(33)
Securities Lending Money Market Fund	5,294	—	—	483
Liquid Assets Money Market Fund	6,734	—	—	—
U.S. Government Money Market Fund	130,505	(2,501)	—	—
U.S. Treasury Plus Money Market Fund	24,371	(76)	—	—
Federal Money Market Fund	4,454	—	—	—
100% U.S. Treasury Securities Money Market Fund	54,526	(118)	—	(53)
Tax Free Money Market Fund	—	327	16,201	—
Municipal Money Market Fund	10	34	993	—

The cumulative timing differences primarily consist of distributions payable.

As of February 28, 2019, the following Funds had the following net capital loss carryforwards (amounts in thousands):

	Capital Loss Carryforward Character
	Short-Term	Long-Term
U.S. Government Money Market Fund	$2,492	$9
U.S. Treasury Plus Money Market Fund	76	—
100% U.S. Treasury Securities Money Market Fund	118	—

Net Capital Losses incurred after October 31 within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. As of February 28, 2019, the following Fund deferred to March 1, 2019 the following net capital losses of (amounts in thousands):

	Net Capital Losses (Gains)
	Short-Term	Long-Term
U.S. Government Money Market Fund	$1,749	$(17)
U.S. Treasury Plus Money Market Fund	242	(85)
100% U.S. Treasury Securities Money Market Fund	94	(39)

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including

140	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2019

the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 4, 2019.

As of February 28, 2019, the Funds had no outstanding loans to another fund. Average loans made to another fund under the Facility for the year ended February 28, 2019, were as follows (amounts in thousands, except number of days outstanding):

	Average Loans	Number of Days Outstanding	Interest Earned
Liquid Assets Money Market Fund	$19,841	86	$241
U.S. Government Money Market Fund	16,929	114	207

Interest earned as a result of lending money to another fund for the year ended February 28, 2019, if any, is included in Income from interfund lending (net) on the Statements of Operations.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility during the year ended February 28, 2019.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

As of February 28, 2019, the Funds had individual shareholder and/or omnibus accounts which owned more than 10% of the respective Fund’s outstanding shares as follows:

	Number of individual shareholder and/or Affiliated Omnibus Accounts	% of the Fund	Number of individual shareholder and/or Non-Affiliated Omnibus Accounts	% of the Fund
Prime Money Market Fund	1	57.3%	—	—
Institutional Tax Free Money Market Fund	1	99.7	—	—
Securities Lending Money Market Fund	—	—	1	100.0%
Liquid Assets Money Market Fund	2	83.4	—	—
U.S. Government Money Market Fund	1	32.7	—	—
U.S. Treasury Plus Money Market Fund	1	26.7	2	42.4
Federal Money Market Fund	1	67.5	1	15.8
100% U.S. Treasury Securities Money Market Fund	1	38.9	1	11.2
Tax Free Money Market Fund	1	49.9	1	41.6
Municipal Money Market Fund	2	72.9	1	18.3

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

The Institutional Tax Free Money Market Fund, Municipal Money Market Fund and Tax Free Money Market Fund invest primarily in a portfolio of debt obligations issued by states, territories and possessions of the United States and by the District of Columbia, and by their political subdivisions and duly constituted authorities. An issuer’s ability to meet its payment obligations may be affected by economic or political developments in a specific state or region. These debt obligations may be insured by private insurers who guarantee the payment of principal and interest in the event of issuer default. The value of these investments may be impacted by changes to bond insurers’ ratings and the Institutional Tax Free Money Market Fund, Municipal Money Market Fund’s and Tax Free Money Market Fund’s ability to collect principal and interest, in the event of an issuer’s default, may be limited if the private insurer does not have the wherewithal to satisfy its obligation.

The profitability of banks depends largely on the availability and cost of funds, which can change depending upon economic conditions. Banks are also exposed to losses if borrowers cannot repay their loans.

FEBRUARY 28, 2019	J.P. MORGAN MONEY MARKET FUNDS	141

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2019 (continued)

8. New Accounting Pronouncements

In August 2018, the Financial Accounting Standard Board (“FASB”) issued Accounting Standard Update (“ASU”) 2018-13 (“ASU 2018-13”), Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement, which adds, removes, and modifies certain aspects of the fair value disclosure. ASU 2018-13 amendments are the result of a broader disclosure project, FASB Concepts Statement Conceptual Framework for Financial Reporting — Chapter 8: Notes to Financial Statements, to improve the effectiveness of the fair value disclosure requirements. ASU 2018-13 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019; early adoption is permitted. Management has evaluated the implications of these changes and the amendments are included in the financial statements, which had no effect to the Funds’ net assets or results of operation.

In August 2018, the SEC adopted their Disclosure Update and Simplification Rule (the “Rule”). The Rule is part of the SEC’s overall project to improve disclosure effectiveness by amending certain disclosure requirements that have become redundant, duplicative, overlapping, outdated, or superseded in light of other SEC disclosure requirements, U.S. GAAP, or changes in the information environment. The amendments are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. Management has evaluated the implications of these changes and the amendments are included in the financial statements, which had no effect on the Funds’ net assets or results of operation.

9. Subsequent Event

During the period February 28, 2019 through April 24, 2019, Institutional Tax Free Money Market Fund had net redemptions of $285,000,000. This amount represented 30% of the Fund’s net assets as of February 28, 2019.

142	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2019

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Boards of Trustees of JPMorgan Trust I, JPMorgan Trust II and JPMorgan Trust IV and Shareholders of JPMorgan Prime Money Market Fund, JPMorgan Institutional Tax Free Money Market Fund, JPMorgan Securities Lending Money Market Fund, JPMorgan Liquid Assets Money Market Fund, JPMorgan U.S. Government Money Market Fund, JPMorgan U.S. Treasury Plus Money Market Fund, JPMorgan Federal Money Market Fund, JPMorgan 100% U.S. Treasury Securities Money Market Fund, JPMorgan Tax Free Money Market Fund and JPMorgan Municipal Money Market Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of JPMorgan Prime Money Market Fund, JPMorgan Federal Money Market Fund, 100% U.S. Treasury Securities Money Market Fund and JPMorgan Tax Free Money Market Fund (four of the funds constituting JPMorgan Trust I), JPMorgan Liquid Assets Money Market Fund, JPMorgan U.S. Government Money Market Fund, JPMorgan U.S. Treasury Plus Money Market Fund and JPMorgan Municipal Money Market Fund (four of the funds constituting JPMorgan Trust II) and JPMorgan Institutional Tax Free Money Market Fund and JPMorgan Securities Lending Money Market Fund (two of the funds constituting JPMorgan Trust IV) (hereafter collectively referred to as the “Funds”) as of February 28, 2019, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of February 28, 2019, the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

JPMorgan Prime Money Market Fund,

JPMorgan Liquid Assets Money Market Fund,

JPMorgan U.S. Government Money Market Fund,

JPMorgan U.S. Treasury Plus Money Market Fund,

JPMorgan Federal Money Market Fund,

JPMorgan 100% U.S. Treasury Securities Money Market Fund,

JPMorgan Tax Free Money Market Fund and

JPMorgan Municipal Money Market Fund

Statement of operations for the year ended February 28, 2019 and statement of changes in net assets for the years ended February 28, 2019 and February 28, 2018
JPMorgan Institutional Tax Free Money Market Fund	Statement of operations and statement of changes in net assets for the period March 1, 2018 (commencement of operations) through February 28, 2019
JPMorgan Securities Lending Money Market Fund	Statement of operations and statement of changes in net assets for the period September 19, 2018 (commencement of operations) through February 28, 2019

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

New York, New York

April 26, 2019

We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

FEBRUARY 28, 2019	J.P. MORGAN MONEY MARKET FUNDS	143

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors) or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	137	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Stephen P. Fisher (1959); Trustee of Trust since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	137	Advisory Board Member, Scholarship Committee Member and Investment Committee Member, The First Tee of Plainfield (non-profit youth sports organization that provides need-based scholarships) (2014-present); Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	137	Trustee, Museum of Jewish Heritage (2011-present); Trustee, National Museum of Mathematics (present); Chair, Association of College and University Administrators (present).

Dennis P. Harrington* (1950); Trustee of Trusts since 2017.	Retired; Partner, Deloitte LLP (accounting firm) (1984-2012).	137	None

Frankie D. Hughes (1952); Trustee of Trusts since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	137	None

Raymond Kanner** (1953); Trustee of Trusts since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	137	Director, Emerging Markets Growth Fund (1997-2016); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA), 2016-2017; Advisory Board Member, Betterment for Business (2016-2017) (robo advisor); Advisory Board Member, Blue Star Indexes (2013-2017) (index creator); Member, Russell Index Client Advisory Board (2001-2015); Advisory Board Member, State Street Global Advisors’ OCIO Board (2017-present).

Peter C. Marshall (1942); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	137	None

144	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2019

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Mary E. Martinez (1960); Trustee of Trusts since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	137	None

Marilyn McCoy (1948); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	137	None

Mitchell M. Merin (1953); Trustee of Trusts since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1985-2005).	137	Director, Sun Life Financial (SLF) (financial services and insurance) (2007-2013).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	137	Vice Chair, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American University in Cairo (1999-2014); Trustee, American Museum of Fly Fishing (2013-present); Trustee, Trout Unlimited (2017-present).

Marian U. Pardo*** (1946); Trustee of Trusts since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	137	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

(1)	The Trustees serve for an indefinite term, subject to the Trusts’ current retirement policy, which is age 78 for all Trustees.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (137 funds).

*

Two family members of Mr. Harrington are partner and managing director, respectively, of the Funds’ independent registered public accounting firm. Such firm has represented to the Board that those family members are not involved in the audit of the Funds’ financial statements and do not provide other services to the Funds. The Board has concluded that such association does not interfere with Mr. Harrington’s exercise of independent judgment as an Independent Trustee.

**

A family member of Mr. Kanner is employed by JPMorgan Chase Bank, which is affiliated with JPMIM and JPMDS. In that capacity, this employee provides services to various JPMorgan affiliates including JPMIM and JPMDS and for which JPMIM and JPMDS bear some portion of the expense thereof.

***

In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

FEBRUARY 28, 2019	J.P. MORGAN MONEY MARKET FUNDS	145

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (2014–present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (1999-2014).

Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from October 2013 to January 2016.

Noah Greenhill (1969), Secretary (2018)*	Managing Director and General Counsel, JPMorgan Asset Management (2015 – present); Managing Director and General Counsel, JPMorgan Global Alternative Funds (2012-2015).

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

Anthony Geron (1971), Assistant Secretary (2018)*	Vice President and Assistant General Counsel, JPMorgan Chase since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA Equitable Life Insurance Company from 2014 to 2015; Associate, Willkie Farr & Gallagher (law firm) from 2007 to 2014.

Carmine Lekstutis (1980), Assistant Secretary (2011)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015.

Gregory S. Samuels (1980), Assistant Secretary (2010)*	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2010 to February 2014.

Pamela L. Woodley (1971), Assistant Secretary (2012)*	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)*	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014.

Shannon Gaines (1977), Assistant Treasurer (2018)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since January 2014.

Jeffrey D. House (1972), Assistant Treasurer (2017)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since July 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2006.

Gillian I. Sands (1969), Assistant Treasurer (2012)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.

*	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

**	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

146	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2019

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, September 1, 2018, and continued to hold your shares at the end of the reporting period, February 28, 2019.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value September 1, 2018	Ending Account Value February 28, 2019	Expenses Paid During the Period	Annualized Expense Ratio
JPMorgan Prime Money Market Fund
Class C
Actual*	$1,000.00	$1,007.70	$4.83	0.97%
Hypothetical*	1,000.00	1,019.98	4.86	0.97
Agency
Actual*	1,000.00	1,011.30	1.30	0.26
Hypothetical*	1,000.00	1,023.51	1.30	0.26
Capital
Actual*	1,000.00	1,011.70	0.90	0.18
Hypothetical*	1,000.00	1,023.90	0.90	0.18
IM
Actual*	1,000.00	1,011.80	0.80	0.16
Hypothetical*	1,000.00	1,024.00	0.80	0.16
Institutional Class
Actual*	1,000.00	1,011.50	1.05	0.21
Hypothetical*	1,000.00	1,023.75	1.05	0.21
Morgan
Actual*	1,000.00	1,010.00	2.54	0.51
Hypothetical*	1,000.00	1,022.27	2.56	0.51
Premier
Actual*	1,000.00	1,010.30	2.24	0.45
Hypothetical*	1,000.00	1,022.56	2.26	0.45
Reserve
Actual*	1,000.00	1,009.10	3.49	0.70
Hypothetical*	1,000.00	1,021.32	3.51	0.70

FEBRUARY 28, 2019	J.P. MORGAN MONEY MARKET FUNDS	147

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value September 1, 2018	Ending Account Value February 28, 2019	Expenses Paid During the Period	Annualized Expense Ratio
JPMorgan Institutional Tax Free Money Market Fund
Agency
Actual*	$1,000.00	$1,006.80	$1.29	0.26%
Hypothetical*	1,000.00	1,023.51	1.30	0.26
Capital
Actual*	1,000.00	1,007.20	0.90	0.18
Hypothetical*	1,000.00	1,023.90	0.90	0.18
IM
Actual*	1,000.00	1,007.30	0.80	0.16
Hypothetical*	1,000.00	1,024.00	0.80	0.16
Institutional Class
Actual*	1,000.00	1,007.00	1.05	0.21
Hypothetical*	1,000.00	1,023.75	1.05	0.21

JPMorgan Securities Lending Money Market Fund
Agency SL
Actual**	1,000.00	1,011.00	0.27	0.06
Hypothetical*	1,000.00	1,024.50	0.30	0.06

JPMorgan Liquid Assets Money Market Fund
Class C
Actual*	1,000.00	1,007.70	4.83	0.97
Hypothetical*	1,000.00	1,019.98	4.86	0.97
Agency
Actual*	1,000.00	1,011.30	1.30	0.26
Hypothetical*	1,000.00	1,023.51	1.30	0.26
Capital
Actual*	1,000.00	1,011.70	0.90	0.18
Hypothetical*	1,000.00	1,023.90	0.90	0.18
Institutional Class
Actual*	1,000.00	1,011.50	1.05	0.21
Hypothetical*	1,000.00	1,023.75	1.05	0.21
Investor
Actual*	1,000.00	1,010.00	2.54	0.51
Hypothetical*	1,000.00	1,022.27	2.56	0.51
Morgan
Actual*	1,000.00	1,009.60	2.94	0.59
Hypothetical*	1,000.00	1,021.87	2.96	0.59
Premier
Actual*	1,000.00	1,010.30	2.24	0.45
Hypothetical*	1,000.00	1,022.56	2.26	0.45
Reserve
Actual*	1,000.00	1,009.10	3.49	0.70
Hypothetical*	1,000.00	1,021.32	3.51	0.70

JPMorgan U.S. Government Money Market Fund
Agency
Actual*	1,000.00	1,010.20	1.30	0.26
Hypothetical*	1,000.00	1,023.51	1.30	0.26
Capital
Actual*	1,000.00	1,010.60	0.90	0.18
Hypothetical*	1,000.00	1,023.90	0.90	0.18
Eagle Class
Actual*	1,000.00	1,008.00	3.49	0.70
Hypothetical*	1,000.00	1,021.32	3.51	0.70
Eagle Private Wealth Class
Actual*	1,000.00	1,009.90	1.50	0.30
Hypothetical*	1,000.00	1,023.31	1.51	0.30

148	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2019

	Beginning Account Value September 1, 2018	Ending Account Value February 28, 2019	Expenses Paid During the Period	Annualized Expense Ratio
JPMorgan U.S. Government Money Market Fund (continued)
E*Trade
Actual*	$1,000.00	$1,006.50	$4.98	1.00%
Hypothetical*	1,000.00	1,019.84	5.01	1.00
IM
Actual*	1,000.00	1,010.70	0.80	0.16
Hypothetical*	1,000.00	1,024.00	0.80	0.16
Institutional Class
Actual*	1,000.00	1,010.40	1.05	0.21
Hypothetical*	1,000.00	1,023.75	1.05	0.21
Investor
Actual*	1,000.00	1,008.90	2.49	0.50
Hypothetical*	1,000.00	1,022.32	2.51	0.50
Morgan
Actual*	1,000.00	1,008.50	2.94	0.59
Hypothetical*	1,000.00	1,021.87	2.96	0.59
Premier
Actual*	1,000.00	1,009.20	2.24	0.45
Hypothetical*	1,000.00	1,022.56	2.26	0.45
Reserve
Actual*	1,000.00	1,008.00	3.49	0.70
Hypothetical*	1,000.00	1,021.32	3.51	0.70
Service
Actual*	1,000.00	1,006.20	5.22	1.05
Hypothetical*	1,000.00	1,019.59	5.26	1.05

JPMorgan U.S. Treasury Plus Money Market Fund
Class C
Actual*	1,000.00	1,006.70	4.83	0.97
Hypothetical*	1,000.00	1,019.98	4.86	0.97
Agency
Actual*	1,000.00	1,010.20	1.30	0.26
Hypothetical*	1,000.00	1,023.51	1.30	0.26
Capital
Actual*	1,000.00	1,010.60	0.90	0.18
Hypothetical*	1,000.00	1,023.90	0.90	0.18
IM
Actual*	1,000.00	1,010.80	0.75	0.15
Hypothetical*	1,000.00	1,024.05	0.75	0.15
Institutional Class
Actual*	1,000.00	1,010.50	1.05	0.21
Hypothetical*	1,000.00	1,023.75	1.05	0.21
Investor
Actual*	1,000.00	1,009.00	2.49	0.50
Hypothetical*	1,000.00	1,022.32	2.51	0.50
Morgan
Actual*	1,000.00	1,008.60	2.94	0.59
Hypothetical*	1,000.00	1,021.87	2.96	0.59
Premier
Actual*	1,000.00	1,009.30	2.24	0.45
Hypothetical*	1,000.00	1,022.56	2.26	0.45
Reserve
Actual*	1,000.00	1,008.00	3.49	0.70
Hypothetical*	1,000.00	1,021.32	3.51	0.70

FEBRUARY 28, 2019	J.P. MORGAN MONEY MARKET FUNDS	149

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value September 1, 2018	Ending Account Value February 28, 2019	Expenses Paid During the Period	Annualized Expense Ratio
JPMorgan Federal Money Market Fund
Agency
Actual*	$1,000.00	$1,010.10	$1.30	0.26%
Hypothetical*	1,000.00	1,023.51	1.30	0.26
Institutional Class
Actual*	1,000.00	1,010.30	1.05	0.21
Hypothetical*	1,000.00	1,023.75	1.05	0.21
Morgan
Actual*	1,000.00	1,008.40	2.94	0.59
Hypothetical*	1,000.00	1,021.87	2.96	0.59
Premier
Actual*	1,000.00	1,009.10	2.24	0.45
Hypothetical*	1,000.00	1,022.56	2.26	0.45

JPMorgan 100% U.S. Treasury Securities Money Market Fund
Agency
Actual*	1,000.00	1,010.10	1.30	0.26
Hypothetical*	1,000.00	1,023.51	1.30	0.26
Capital
Actual*	1,000.00	1,010.50	0.90	0.18
Hypothetical*	1,000.00	1,023.90	0.90	0.18
Institutional Class
Actual*	1,000.00	1,010.30	1.05	0.21
Hypothetical*	1,000.00	1,023.75	1.05	0.21
Morgan
Actual*	1,000.00	1,008.40	2.94	0.59
Hypothetical*	1,000.00	1,021.87	2.96	0.59
Premier
Actual*	1,000.00	1,009.10	2.24	0.45
Hypothetical*	1,000.00	1,022.56	2.26	0.45
Reserve
Actual*	1,000.00	1,007.90	3.48	0.70
Hypothetical*	1,000.00	1,021.32	3.51	0.70

JPMorgan Tax Free Money Market Fund
Agency
Actual*	1,000.00	1,006.70	1.29	0.26
Hypothetical*	1,000.00	1,023.51	1.30	0.26
Institutional Class
Actual*	1,000.00	1,007.00	1.05	0.21
Hypothetical*	1,000.00	1,023.75	1.05	0.21
Morgan
Actual*	1,000.00	1,005.10	2.93	0.59
Hypothetical*	1,000.00	1,021.87	2.96	0.59
Premier
Actual*	1,000.00	1,005.80	2.24	0.45
Hypothetical*	1,000.00	1,022.56	2.26	0.45
Reserve
Actual*	1,000.00	1,004.50	3.48	0.70
Hypothetical*	1,000.00	1,021.32	3.51	0.70

JPMorgan Municipal Money Market Fund
Agency
Actual*	1,000.00	1,006.80	1.29	0.26
Hypothetical*	1,000.00	1,023.51	1.30	0.26
Eagle Class
Actual*	1,000.00	1,004.60	3.48	0.70
Hypothetical*	1,000.00	1,021.32	3.51	0.70

150	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2019

	Beginning Account Value September 1, 2018	Ending Account Value February 28, 2019	Expenses Paid During the Period	Annualized Expense Ratio
JPMorgan Municipal Money Market Fund (continued)
Institutional Class
Actual*	$1,000.00	$1,007.10	$1.05	0.21%
Hypothetical*	1,000.00	1,023.75	1.05	0.21
Morgan
Actual*	1,000.00	1,005.20	2.93	0.59
Hypothetical*	1,000.00	1,021.87	2.96	0.59
Premier
Actual*	1,000.00	1,005.90	2.24	0.45
Hypothetical*	1,000.00	1,022.56	2.26	0.45
Service
Actual*	1,000.00	1,002.90	5.21	1.05
Hypothetical*	1,000.00	1,019.59	5.26	1.05

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
**

Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 163/365 (to reflect the one-half year period). Commencement of operations was September 19, 2018.

FEBRUARY 28, 2019	J.P. MORGAN MONEY MARKET FUNDS	151

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

For the JPMorgan Institutional Tax Free Money Market Fund Only

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering approvals of initial advisory agreements for new funds. At their November 2017 in-person meeting, the Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the initial advisory agreement or any of their affiliates (“Independent Trustees”), approved the initial investment advisory agreement (the “New Advisory Agreement”) for the Fund.

In connection with the approval of the New Advisory Agreement, the Trustees reviewed written materials prepared by the Adviser and received oral presentations from Adviser personnel. Before voting on the proposed New Advisory Agreement, the Trustees reviewed the New Advisory Agreement with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed agreement. The Trustees also discussed the proposed New Advisory Agreement in an executive session with independent legal counsel at which no representatives of the Adviser were present.

A summary of the material factors evaluated by the Trustees in determining whether to approve the New Advisory Agreement is provided below.

The Trustees considered information provided with respect to the Fund and the approval of the New Advisory Agreement. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. After considering and weighing the factors and information they had received, the Trustees found that the proposed compensation to be received by the Adviser from the Fund under the New Advisory Agreement was fair and reasonable under the circumstances and determined that the initial approval of the New Advisory Agreement was in the best interests of the Fund and its potential shareholders.

Nature, Extent and Quality of Services Provided by the Adviser

In connection with the approval of the New Advisory Agreement, the Trustees considered the materials furnished specifically in connection with the approval of the New Advisory Agreement, as well as other relevant information furnished throughout the year for the J.P. Morgan Funds complex and the Trustees’ experience with the Adviser and its services. The

Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention to be given to the Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund. The Trustees also considered the investment strategy and investment process for the Fund, and the infrastructure supporting the portfolio management team, including personnel changes. In addition, the Trustees considered information about the structure and distribution strategy of the Fund, how it fits within the J.P. Morgan Funds lineup, and how it will be positioned against identified peers.

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the J.P. Morgan Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the J.P. Morgan Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the J.P. Morgan Funds.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services to be provided to the Fund by the Adviser.

The Trustees also considered that JPMorgan Distribution Services, Inc. (“JPMDS”), an affiliate of the Adviser, and the Adviser, in its role as administrator, will earn fees from the Fund for providing shareholder and administrative services, respectively. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Fund’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the Fund, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services. The Trustees also considered that any fall-out benefits would be comparable to those related to the other actively managed funds in the complex and were consistent with the process of approving advisory agreements for new funds.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the J.P. Morgan Funds. The Trustees also considered the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

152	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2019

Economies of Scale

The Trustees considered the extent to which the Fund may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Fund and those realized by the Adviser as assets increase. The Trustees considered the extent to which the Fund was priced to scale and whether it would be appropriate to add advisory fee breakpoints, but noted that the Fund has implemented fee waivers and contractual expense limitations (“Fee Caps”) which allow the Fund’s shareholders to share potential economies of scale from the Fund’s inception and that the proposed fees are competitive with peer funds. The Trustees also considered that the Adviser has added or enhanced services to the J.P. Morgan Funds complex over time, noting the Adviser’s substantial investments in its business in support of the Fund, including investments in trading systems and technology (including cybersecurity improvements), attraction and retention of key talent, additions to analyst and portfolio management teams, and regulatory support enhancements. The Trustees concluded that the current fee structure was reasonable in light of the Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of the Fund at a competitive level. The Trustees concluded that the Fund’s shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Fund and its shareholders.

Investment Performance

The Trustees considered the Fund’s investment strategy and process, portfolio management team and competitive position-

ing against identified peer funds, and concluded that the prospects for competitive future performance were acceptable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate and administration fee rate that will be paid by the Fund to the Adviser and compared the combined rate to the information prepared by Broadridge, using data from Lipper Inc., independent providers of investment company data (together, “Broadridge/Lipper”) concerning management fee rates paid by other funds in the same Broadridge/Lipper category as the Fund. The Trustees recognized that Broadridge/Lipper reported the Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other projected expenses and the expense ratios for the Fund. The Trustees considered the projected Fee Caps proposed for the Fund, and the net advisory fee rate after taking into account any projected waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The Trustees noted that the Fund’s estimated net advisory fees and total expenses, which were considered on a class-by-class basis, were in line with identified peer funds. After considering all of the factors identified above, in light of the information, the Trustees concluded that the advisory fees were satisfactory.

FEBRUARY 28, 2019	J.P. MORGAN MONEY MARKET FUNDS	153

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

For the JPMorgan Securities Lending Money Market Fund Only

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering approvals of initial advisory agreements for new funds. At their June 2018 in-person meeting, the Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the initial advisory agreement or any of their affiliates (“Independent Trustees”), approved the initial investment advisory agreement (the “New Advisory Agreement”) for the Fund.

In connection with the approval of the New Advisory Agreement, the Trustees reviewed written materials prepared by the Adviser and received oral presentations from Adviser personnel. Before voting on the proposed New Advisory Agreement, the Trustees reviewed the New Advisory Agreement with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed agreement. The Trustees also discussed the proposed New Advisory Agreement in an executive session with independent legal counsel at which no representatives of the Adviser were present.

A summary of the material factors evaluated by the Trustees in determining whether to approve the New Advisory Agreement is provided below.

The Trustees considered information provided with respect to the Fund and the approval of the New Advisory Agreement. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. After considering and weighing the factors and information they had received, the Trustees found that the proposed compensation to be received by the Adviser from the Fund under the New Advisory Agreement was fair and reasonable under the circumstances and determined that the initial approval of the New Advisory Agreement was in the best interests of the Fund and its potential shareholders.

Nature, Extent and Quality of Services Provided by the Adviser

In connection with the approval of the New Advisory Agreement, the Trustees considered the materials furnished specifically in connection with the approval of the New Advisory Agreement, as well as other relevant information furnished throughout the year for the J.P. Morgan Funds complex and the Trustees’ experience with the Adviser and its services. The

Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention to be given to the Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund. The Trustees also considered the investment strategy and investment process for the Fund, and the infrastructure supporting the portfolio management team, including personnel changes. In addition, the Trustees considered information about the structure and distribution strategy of the Fund, how it fits within the J.P. Morgan Funds lineup, and how it will be positioned against identified peers.

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the J.P. Morgan Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the J.P. Morgan Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the J.P. Morgan Funds.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services to be provided to the Fund by the Adviser.

The Trustees also considered that JPMorgan Distribution Services, Inc. (“JPMDS”), an affiliate of the Adviser, and the Adviser, in its role as administrator, will earn fees from the Fund for providing shareholder and administrative services, respectively. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Fund’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the Fund, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services. The Trustees also considered that any fall-out benefits would be comparable to those related to the other actively managed funds in the complex and were consistent with the process of approving advisory agreements for new funds.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the J.P. Morgan Funds. The Trustees also considered the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

154	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2019

Economies of Scale

The Trustees considered the extent to which the Fund may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Fund and those realized by the Adviser as assets increase. The Trustees considered the extent to which the Fund was priced to scale and whether it would be appropriate to add advisory fee breakpoints, but noted that the Fund has implemented fee waivers and contractual expense limitations (“Fee Caps”) which allow the Fund’s shareholders to share potential economies of scale from the Fund’s inception and that the proposed fees are competitive with peer funds. The Trustees also considered that the Adviser has added or enhanced services to the J.P. Morgan Funds complex over time, noting the Adviser’s substantial investments in its business in support of the Fund, including investments in trading systems and technology (including cybersecurity improvements), attraction and retention of key talent, additions to analyst and portfolio management teams, and regulatory support enhancements. The Trustees concluded that the current fee structure was reasonable in light of the Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of the Fund at a competitive level. The Trustees concluded that the Fund’s shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Fund and its shareholders.

Investment Performance

The Trustees considered the Fund’s investment strategy and process, portfolio management team and competitive positioning against identified peer funds, and concluded that the prospects for competitive future performance were acceptable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate and administration fee rate that will be paid by the Fund to the Adviser and compared the combined rate to the information prepared by Broadridge, using data from Lipper Inc., independent providers of investment company data (together, “Broadridge/Lipper”) concerning management fee rates paid by other funds in the same Broadridge/Lipper category as the Fund. The Trustees recognized that Broadridge/Lipper reported the Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other projected expenses and the expense ratios for the Fund. The Trustees considered the projected Fee Caps proposed for the Fund, and the net advisory fee rate after taking into account any projected waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The Trustees noted that the Fund’s estimated net advisory fees and total expenses, which were considered on a class-by-class basis, were in line with identified peer funds. After considering all of the factors identified above, in light of the information, the Trustees concluded that the advisory fees were satisfactory.

FEBRUARY 28, 2019	J.P. MORGAN MONEY MARKET FUNDS	155

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended February 28, 2019. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2019. The information necessary to complete your income tax returns for the calendar year ending December 31, 2019 will be provided under separate cover.

Long Term Capital Gain

Each fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended February 28, 2019 (amounts in thousands):

Long-Term Capital Gain Distribution
Tax Free Money Market Fund	$327
Municipal Money Market Fund	206

Qualified Interest Income (QII) and Short Term Capital Gain

Each fund listed below paid the following amount, or maximum allowable amount, of ordinary distributions treated as qualified interest income and short-term capital gains for the fiscal year ended February 28, 2019 (amounts in thousands):

	Qualified Interest Income	Short-Term Gain
JPMorgan Prime Money Market Fund	$533,803	$115
JPMorgan Liquid Assets Money Market Fund	39,102	5
JPMorgan U.S. Government Money Market Fund	2,578,970	—
JPMorgan U.S. Treasury Plus Money Market Fund	506,910	—
JPMorgan Federal Money Market Fund	58,382	4
JPMorgan 100% U.S. Treasury Securities Money Market Fund	746,541	33

Tax-Exempt Income

Each fund listed below had the following amount, or maximum allowable amount, of dividends paid from investment income exempt from federal income tax for the fiscal year ended February 28, 2019 (amounts in thousands):

Exempt Distributions Paid
JPMorgan Institutional Tax Free Money Market Fund	$7,821
JPMorgan Tax Free Money Market Fund	196,266
JPMorgan Municipal Money Market Fund	33,595

Treasury Income

Each fund listed below had the following percentage, or maximum allowable percentage, of income earned from direct U.S. Treasury Obligations for the fiscal year ended February 28, 2019:

Income from U.S. Treasury Obligations
JPMorgan Prime Money Market Fund	0.7%
JPMorgan Securities Lending Money Market Fund	0.9
JPMorgan Liquid Assets Money Market Fund	0.5
JPMorgan U.S. Government Money Market Fund	15.2
JPMorgan U.S. Treasury Plus Money Market Fund	36.3
JPMorgan Federal Money Market Fund	24.3
JPMorgan 100% U.S. Treasury Securities Money Market Fund	97.7

156	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2018

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾  Social Security number and account balances

◾  transaction history and account transactions

◾  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

◾  open an account or provide contact information

◾  give us your account information or pay us by check

◾  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾  sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾  affiliates from using your information to market to you

◾  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors) for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors) or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors) and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2019. All rights reserved. February 2019.	AN-MMKT-219

Annual Report

J.P. Morgan SMA Funds

February 28, 2019

JPMorgan Core Focus SMA Fund

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-766-7722 for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

April 9, 2019 (Unaudited)

Dear Shareholders,

While the U.S. economy outpaced most other developed economies throughout 2018 and into early 2019, decelerating global growth prompted the U.S. Federal Reserve and certain other leading central banks to adopt a more neutral policy stance to support economic growth.

“In early 2019, prices for equity, debt securities and government bonds generally rose amid investor expectations for favorable central bank policies and optimism over a potential resolution to the trade dispute between the U.S. and China.” — George C.W. Gatch

Despite a sharp sell-off in financial markets in the fourth quarter of 2018, U.S. equity and bond markets generally recorded a positive performance for the twelve months ended February 28, 2019. For most of the reporting period, U.S. equity and bond prices were supported by record high corporate profits and a surging domestic economy.

Growth in U.S. gross domestic product (GDP) swelled to 4.2% in the second quarter of 2018, then cooled to 3.4% and 2.2% in the third and fourth quarters, respectively. The unemployment rate in the U.S. remained at historic lows, ranging between 4.0% and 3.7% for the reporting period and ending at 3.8% in February 2019. Corporate earnings generally outperformed analysts’ expectations for most of the reporting period but investors and economists expected that trend to recede due to slowing global demand and the fading effects of federal tax cuts enacted at the end of 2017.

Meanwhile, investor uncertainty rose in late 2018 amid unresolved U.S.-China trade tensions, rising interest rates and a political impasse that led to the shutdown of large parts of the U.S. federal government. Equity prices plummeted in December sending the S&P 500 Index to its worst monthly performance since 1931. However, a budget agreement re-opened federal operations in January and the Fed responded to slowing growth by adopting a “patient” approach toward further interest rate increases. Financial markets quickly rebounded, with domestic equity prices generally returning to positive territory for the reporting period and bond prices generally rising.

Among other leading economies, manufacturing and export sectors slumped in the 19-nation Eurozone, as well as in South Korea and Taiwan, amid softening demand from China and the impact of reciprocal trade tariffs between the U.S. and leading trading partners. In response to stalling growth, the European Central Bank offered a new round of low-cost loans to banks and indicated it would not raise interest rates through the end of 2019. Meanwhile, Chinese authorities moved to counter slowing domestic growth via tax cuts, infrastructure spending and increased bank lending. By the end of the period, U.S. and Chinese negotiators were working to resolve their trade dispute.

Notably, emerging market debt largely outperformed both equity and other bond markets in the second half of the reporting period. A decline in interest rates at the end of the period and investor expectations for improvement in trade tensions combined to generally bolster both sovereign and corporate bonds in emerging markets. In the U.S., equity market volatility increased in the second half of the reporting period and bond markets, which had lackluster performance for the first half of the reporting period, generally outperformed equity markets in the latter six months.

In early 2019, prices for equity, debt securities and government bonds generally rose amid investor expectations for favorable central bank policies and optimism over a potential resolution to the trade dispute between the U.S. and China. A pause in monetary tightening and a reduction in reciprocal trade tariffs could continue to support financial markets and global economic activity. The International Monetary Fund (IMF) and the Organization for Economic Cooperation and Development (OECD) have forecast 3.3% growth in global GDP for 2019, but the OECD has also warned of weakening economic prospects in the 20 largest economies, particularly in China, Eurozone countries and the U.K. The organization has cited “vulnerabilities” from slowing trade and manufacturing, as well as acute geo-political risks. The U.S. economy is forecast by IMF to grow by about 2.3% in 2019, slower than the previous year but still positive and on track to achieve its longest period of economic expansion on record.

We believe those investors who remain fully invested for the long term in a well-diversified portfolio may continue to benefit from available market opportunities. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

FEBRUARY 28, 2019	J.P. MORGAN SMA FUNDS	1

JPMorgan Core Focus SMA Fund

FUND COMMENTARY

FOR THE TWELVE MONTHS ENDED FEBRUARY 28, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund*	3.88%
Bloomberg Barclays U.S. Aggregate Bond Index	2.89%

Net Assets as of 2/28/2019	$25,964,081
Duration as of 2/28/2019	4.0 years

INVESTMENT OBJECTIVE**

The JPMorgan Core Focus SMA Fund (the “Fund”) seeks to maximize total return from a portfolio of investment grade debt securities.

HOW DID THE MARKET PERFORM?

The performance of U.S. bond markets continued to lag behind gains in U.S. equity during the reporting period. Equity prices were generally supported by record corporate profits, low interest rates and the continued expansion of the U.S. economy. Conversely, investor expectations for accelerating inflation and future increases in interest rates weighed down prices for corporate debt and U.S. Treasury bonds for most of the reporting period.

Notably, investors sold off both equity and bonds in the fourth quarter of 2018 amid concerns about U.S.-China trade tensions, slowing economic growth in China and Europe and a political impasse in Washington, D.C. that led to the partial shutdown of the federal government.

However, prices for both equity and bonds rebounded in the first two months of 2019. A budget agreement re-opened federal government operations in January and the U.S. Federal Reserve (the “Fed”) said it would take a “patient” approach toward future interest rate increases. At the same time, inflation remained below the Fed’s target level despite a tightening job market and emerging signs of wage growth in the U.S.

Overall, high yield bonds (also known as “junk bonds”) outperformed both investment grade corporate debt and U.S. Treasury bonds during the reporting period.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the twelve months ended February 28, 2019, the Fund outperformed the Bloomberg Barclays U.S. Aggregate Bond Index (the

“Benchmark”). Relative to the Benchmark, the Fund’s overweight allocation to asset-backed securities, non-agency mortgage-backed securities and commercial mortgage-backed securities were leading contributors to performance amid investor demand for asset classes with relatively attractive yields.

The Fund’s underweight allocation to the 20-to-30 year portion of the yield curve, which benefitted the most from falling interest rates late in the period, was a leading detractor from relative performance. The yield curve shows the relationship between yields and maturity dates for a set of similar bonds at a given point in time.

HOW WAS THE FUND POSITIONED?

The Fund was invested primarily in a diversified portfolio of corporate bonds, U.S. government and agency securities, asset-backed securities, and mortgage-related and mortgage-backed securities.

PORTFOLIO COMPOSITION***
Asset-Backed Securities	30.8%
Collateralized Mortgage Obligations	30.1
Corporate Bonds	23.2
Commercial Mortgage-Backed Securities	8.6
U.S. Treasury Obligations	2.0
Mortgage-Backed Securities	1.5
Short-Term Investments	3.8

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of February 28, 2019. The Fund’s portfolio composition is subject to change.

2	J.P. MORGAN SMA FUNDS	FEBRUARY 28, 2019

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2019

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
JPMORGAN CORE FOCUS SMA FUND	March 1, 2018	3.88%	3.88%

LIFE OF FUND PERFORMANCE (3/1/18 TO 2/28/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-766-7722.

The Fund commenced operations on March 1, 2018.

The graph illustrates comparative performance for $10,000 invested in the JPMorgan Core Focus SMA Fund, the Bloomberg Barclays U.S. Aggregate Bond Index from March 1, 2018 to February 28, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Bloomberg Barclays U.S. Aggregate Bond Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmark, if applicable. These expenses are not identical to the expenses incurred by the Fund. The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index that represents securities that are SEC-registered, taxable and dollar denominated. The Index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

The Fund is offered as a component of the JPMorgan Core Focus SMA Managed Account Strategy (“SMA Strategy”) to participants in separately managed account programs. The SMA Strategy consists of a separately managed account that holds both the Fund and other securities and investments directly for the SMA clients. As a result, the Fund will not hold all of the core bond investments of the SMA Strategy but rather will invest in certain securities and investments that can be traded more efficiently if held by an investment company rather than directly. Since the Fund will be used as part of a SMA Strategy, it is not intended to be a stand-alone core bond investment strategy.

FEBRUARY 28, 2019	J.P. MORGAN SMA FUNDS	3

JPMorgan Core Focus SMA Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Asset-Backed Securities — 30.6%

ACC Trust Series 2018-1, Class A, 3.70%, 12/21/2020 (a)	44,665	44,720

American Credit Acceptance Receivables Trust

Series 2016-3, Class C, 4.26%, 8/12/2022 (a)	58,000	58,424

Series 2017-1, Class C, 2.88%, 3/13/2023 (a)	63,349	63,350

Series 2017-1, Class D, 3.54%, 3/13/2023 (a)	230,000	230,327

AmeriCredit Automobile Receivables Series 2015-4, Class D, 3.72%, 12/8/2021	225,000	226,747

B2R Mortgage Trust

Series 2015-1, Class A1, 2.52%, 5/15/2048 (a)	23,226	23,048

Series 2015-2, Class A, 3.34%, 11/15/2048 (a)	50,102	49,920

Business Jet Securities LLC

Series 2018-2, Class A, 4.45%, 6/15/2033 (a)	181,135	181,517

Series 2018-2, Class B, 5.44%, 6/15/2033 (a)	181,021	182,073

Capital Auto Receivables Asset Trust Series 2016-2, Class B, 2.11%, 3/22/2021	125,000	124,360

CLUB Credit Trust

Series 2018-NP1, Class A, 2.99%, 5/15/2024 (a)	443	443

Series 2018-NP1, Class B, 3.67%, 5/15/2024 ‡ (a)	115,000	115,050

CPS Auto Receivables Trust

Series 2015-B, Class C, 4.20%, 5/17/2021 (a)	200,000	201,477

Series 2018-B, Class B, 3.23%, 7/15/2022 (a)	100,000	100,053

Credit Acceptance Auto Loan Trust Series 2018-2A, Class A, 3.47%, 5/17/2027 (a)	250,000	250,840

Drive Auto Receivables Trust Series 2016-BA, Class C, 3.19%, 7/15/2022 (a)	14,045	14,054

DT Auto Owner Trust

Series 2017-4A, Class B, 2.44%, 1/15/2021 (a)	95,295	95,276

Series 2017-3A, Class B, 2.40%, 5/17/2021 (a)	120,088	120,033

Series 2018-1A, Class B, 3.04%, 1/18/2022 (a)	98,000	97,907

Series 2017-1A, Class D, 3.55%, 11/15/2022 (a)	150,000	150,328

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Series 2018-1A, Class D, 3.81%, 12/15/2023 (a)	88,000	88,151

Series 2019-1A, Class C, 3.61%, 11/15/2024 (a)	90,000	90,209

Engs Commercial Finance Trust Series 2018-1A, Class A2, 3.39%, 2/22/2023 (a)	100,000	100,260

Exeter Automobile Receivables Trust

Series 2017-3A, Class A, 2.05%, 12/15/2021 (a)	75,716	75,445

Series 2017-1A, Class B, 3.00%, 12/15/2021 (a)	43,605	43,596

Series 2018-2A, Class B, 3.27%, 5/16/2022 (a)	100,000	100,088

First Investors Auto Owner Trust

Series 2015-1A, Class D, 3.59%, 1/18/2022 (a)	100,000	100,100

Series 2016-2A, Class C, 2.53%, 7/15/2022 (a)	200,000	197,945

Series 2018-1A, Class A2, 3.22%, 1/17/2023 (a)	45,000	45,135

Flagship Credit Auto Trust

Series 2016-2, Class C, 6.22%, 9/15/2022 (a)	100,000	103,686

Series 2017-2, Class B, 2.57%, 4/15/2023 (a)	115,000	114,379

Series 2018-2, Class B, 3.56%, 5/15/2023 (a)	150,000	150,432

Series 2017-4, Class C, 2.92%, 11/15/2023 (a)	150,000	148,253

Series 2019-1, Class D, 4.08%, 2/18/2025 (a)	167,000	167,672

FREED ABS Trust Series 2018-2, Class A, 3.99%, 10/20/2025 (a)	106,461	106,697

GLS Auto Receivables Issuer Trust Series 2019-1A, Class A, 3.37%, 1/17/2023 (a)	70,000	70,038

GLS Auto Receivables Trust

Series 2018-3A, Class A, 3.35%, 8/15/2022 (a)	111,788	111,917

Series 2018-3A, Class B, 3.78%, 8/15/2023 (a)	100,000	100,758

Goodgreen (Cayman Islands) Series 2018-1A, Class A, 3.93%, 10/15/2053 (a) (b)	165,728	167,034

HERO Funding (Cayman Islands) Series 2017-3A, Class A2, 3.95%, 9/20/2048 (a)	98,652	100,536

Hyundai Auto Lease Securitization Trust Series 2019-A, Class A3, 2.98%, 7/15/2022 (a)	150,000	149,964

SEE NOTES TO FINANCIAL STATEMENTS.

4	J.P. MORGAN SMA FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Asset-Backed Securities — continued

Mariner Finance Issuance Trust Series 2017-AA, Class A, 3.62%, 2/20/2029 (a)	97,069	97,167

Marlette Funding Trust

Series 2018-2A, Class A, 3.06%, 7/17/2028 (a)	53,392	53,348

Series 2019-1A, Class A, 3.44%, 4/16/2029 (a)	299,000	299,482

OnDeck Asset Securitization Trust LLC Series 2018-1A, Class A, 3.50%, 4/18/2022 (a)	104,000	104,370

OneMain Direct Auto Receivables Trust Series 2017-2A, Class B, 2.55%, 11/14/2023 (a)	100,000	99,216

OneMain Financial Issuance Trust

Series 2015-1A, Class A, 3.19%, 3/18/2026 (a)	32,839	32,851

Series 2015-1A, Class C, 5.12%, 3/18/2026 ‡ (a)	140,000	141,570

Series 2016-2A, Class A, 4.10%, 3/20/2028 (a)	22,538	22,588

Series 2016-1A, Class A, 3.66%, 2/20/2029 (a)	88,201	88,562

Progress Residential Trust Series 2015-SFR3, Class A, 3.07%, 11/12/2032 ‡ (a)	98,986	98,532

Prosper Marketplace Issuance Trust

Series 2018-1A, Class A, 3.11%, 6/17/2024 (a)	95,857	95,904

Series 2018-2A, Class A, 3.35%, 10/15/2024 (a)	103,461	103,576

Santander Drive Auto Receivables Trust

Series 2017-1, Class C, 2.58%, 5/16/2022	78,000	77,768

Series 2018-1, Class B, 2.63%, 7/15/2022	177,000	176,329

Series 2017-3, Class C, 2.76%, 12/15/2022	39,000	38,870

Series 2019-1, Class B, 3.21%, 9/15/2023	90,000	90,051

SoFi Consumer Loan Program LLC

Series 2016-3, Class A, 3.05%, 12/26/2025 (a)	70,397	70,288

Series 2017-1, Class A, 3.28%, 1/26/2026 (a)	76,467	76,548

Series 2017-2, Class A, 3.28%, 2/25/2026 (a)	78,641	78,602

SoFi Consumer Loan Program Trust Series 2018-2, Class A1, 2.93%, 4/26/2027 (a)	94,786	94,650

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Springleaf Funding Trust

Series 2015-AA, Class A, 3.16%, 11/15/2024 (a)	16,389	16,393

Series 2015-BA, Class B, 3.80%, 5/15/2028 ‡ (a)	100,000	99,941

Tesla Auto Lease Trust Series 2018-B, Class A, 3.71%, 8/20/2021 (a)	63,430	64,066

Tidewater Auto Receivables Trust Series 2018-AA, Class C, 3.84%, 11/15/2024 (a)	250,000	251,533

Towd Point Mortgage Trust Series 2017-6, Class A1, 2.75%, 10/25/2057 ‡ (a) (b)	85,168	82,822

VOLT LXIX LLC

Series 2018-NPL5, Class A1A, 4.21%, 8/25/2048 ‡ (a) (c)	97,792	97,988

Series 2018-NPL5, Class A1B, 4.70%, 8/25/2048 ‡ (a) (c)	100,000	100,184

VOLT LXVII LLC Series 2018-NPL3, Class A1, 4.38%, 6/25/2048 ‡ (a) (c)	82,986	83,008

VOLT LXXV LLC Series 2019-NPL1, Class A1A, 4.34%, 1/25/2049 (a) (c)	99,237	99,452

Westgate Resorts LLC

Series 2018-1A, Class A, 3.38%, 12/20/2031 (a)	200,696	200,512

Series 2018-1A, Class B, 3.58%, 12/20/2031 ‡ (a)	200,696	199,789

Westlake Automobile Receivables Trust Series 2016-2A, Class C, 2.83%, 5/17/2021 (a)	50,277	50,279

Total Asset-Backed Securities (Cost $7,922,764)		7,948,481

Collateralized Mortgage Obligations — 29.9%

FHLMC REMIC

Series 2488, Class GM, 6.00%, 8/15/2032	39,458	42,212

Series 4151, Class YC, 2.50%, 1/15/2033	230,088	214,433

Series 2740, Class PE, 5.50%, 1/15/2034	145,063	158,483

Series 2943, Class ZC, 5.00%, 2/15/2034	51,064	54,512

Series 2768, Class PK, 5.00%, 3/15/2034	37,345	39,572

Series 3237, Class CE, 5.50%, 11/15/2036	50,000	57,505

Series 3249, Class CB, 4.25%, 12/15/2036	43,522	45,396

Series 3258, Class XX, 5.50%, 12/15/2036	53,000	59,231

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN SMA FUNDS	5

JPMorgan Core Focus SMA Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Collateralized Mortgage Obligations — continued

Series 4031, Class AB, 5.50%, 6/15/2037	168,945	184,504

Series 3404, Class DC, 5.50%, 1/15/2038	50,000	56,487

Series 3601, Class HB, 5.00%, 11/15/2039	25,000	28,445

Series 3626, Class ME, 5.00%, 1/15/2040	29,000	32,352

Series 3680, Class ZA, 4.50%, 6/15/2040	178,773	189,016

Series 3777, Class WA, 4.00%, 12/15/2040	159,148	164,604

Series 3772, Class NE, 4.50%, 12/15/2040	180,000	192,922

Series 3939, Class AZ, 4.00%, 3/15/2041	228,072	232,844

Series 4240, Class DK, 4.00%, 11/15/2042	86,567	89,895

Series 4283, Class EW, 4.50%, 12/15/2043 (b)	146,470	152,895

FNMA REMIC

Series 2013-17, Class YM, 4.00%, 3/25/2033	118,273	122,980

Series 2003-32, Class UJ, 5.50%, 5/25/2033	32,756	35,668

Series 2003-82, Class Z, 5.50%, 8/25/2033	53,124	57,658

Series 2004-17, Class H, 5.50%, 4/25/2034	121,703	133,719

Series 2004-31, Class MZ, 4.25%, 5/25/2034	28,144	30,209

Series 2004-36, Class CB, 5.00%, 5/25/2034	28,000	30,330

Series 2004-91, Class BR, 5.50%, 12/25/2034	43,321	47,706

Series 2009-13, Class PM, 4.00%, 4/25/2035	146,211	148,703

Series 2005-29, Class WQ, 5.50%, 4/25/2035	144,584	157,864

Series 2005-109, Class GD, 6.00%, 10/25/2035	20,859	22,253

Series 2015-65, Class LD, 3.50%, 1/25/2036	80,000	79,215

Series 2005-122, Class PY, 6.00%, 1/25/2036	71,000	81,907

Series 2006-24, Class Z, 5.50%, 4/25/2036	142,288	154,506

Series 2007-36, Class PH, 5.50%, 4/25/2037	39,419	43,427

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Series 2007-60, Class ZB, 4.75%, 5/25/2037	246,928	267,038

Series 2009-42, Class TZ, 4.50%, 3/25/2039	209,954	224,178

Series 2009-66, Class KE, 4.00%, 9/25/2039	78,452	80,903

Series 2009-105, Class DB, 4.50%, 12/25/2039	25,000	26,895

Series 2010-43, Class EM, 5.00%, 5/25/2040	20,600	23,486

Series 2010-87, Class PJ, 3.50%, 6/25/2040	41,242	41,747

Series 2010-59, Class EB, 5.00%, 6/25/2040	300,000	341,677

Series 2011-146, Class LX, 3.50%, 10/25/2040	200,000	203,402

Series 2011-1, Class QA, 4.50%, 10/25/2040	112,663	117,354

Series 2010-133, Class GP, 4.00%, 11/25/2040	250,000	264,183

Series 2010-123, Class KU, 4.50%, 11/25/2040	123,589	132,053

Series 2010-129, Class PZ, 4.50%, 11/25/2040	230,241	239,773

Series 2010-136, Class CY, 4.00%, 12/25/2040	290,000	302,003

Series 2010-141, Class AL, 4.00%, 12/25/2040	231,000	238,477

Series 2010-154, Class KZ, 4.50%, 1/25/2041	42,286	47,535

Series 2011-55, Class BZ, 3.50%, 6/25/2041	163,409	164,679

Series 2011-115, Class UC, 4.00%, 11/25/2041	70,000	75,427

Series 2013-114, Class LM, 4.00%, 3/25/2042	200,000	207,106

Series 2012-120, Class PA, 3.50%, 10/25/2042	102,707	104,284

Series 2014-19, Class Z, 4.50%, 4/25/2044	249,424	268,110

Series 2015-61, Class PV, 3.50%, 5/25/2044	23,775	24,257

Series 2016-32, Class PA, 3.00%, 12/25/2045	172,425	172,324

GNMA

Series 2003-46, Class HA, 4.50%, 6/20/2033	111,338	116,129

Series 2004-55, Class MC, 5.50%, 7/20/2034	26,924	29,447

SEE NOTES TO FINANCIAL STATEMENTS.

6	J.P. MORGAN SMA FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Collateralized Mortgage Obligations — continued

Series 2005-16, Class CA, 5.00%, 2/20/2035	29,000	32,041

Series 2005-17, Class GE, 5.00%, 2/20/2035	187,086	201,750

Series 2008-25, Class AD, 4.50%, 3/20/2038	136,598	142,712

Series 2009-16, Class ZD, 6.00%, 3/20/2039	179,217	198,171

Series 2009-58, Class PA, 4.50%, 7/20/2039	230,843	241,987

Series 2010-69, Class ME, 3.00%, 4/20/2040	99,655	99,605

Total Collateralized Mortgage Obligations (Cost $7,686,782)		7,770,186

Corporate Bonds — 23.2%

Aerospace & Defense — 0.4%

Northrop Grumman Corp.

3.20%, 2/1/2027	30,000	28,921

3.85%, 4/15/2045	20,000	18,363

Rockwell Collins, Inc.

2.80%, 3/15/2022	20,000	19,711

3.50%, 3/15/2027	15,000	14,500

United Technologies Corp. 2.80%, 5/4/2024	25,000	24,283

		105,778

Automobiles — 0.5%

General Motors Co. 5.15%, 4/1/2038	30,000	26,945

Hyundai Capital America 3.45%, 3/12/2021 (a)	30,000	29,881

Nissan Motor Acceptance Corp. 3.15%, 3/15/2021 (a)	60,000	59,440

		116,266

Banks — 4.7%

Australia & New Zealand Banking Group Ltd. (Australia) 5.10%, 1/13/2020 (a)	100,000	101,900

Bank of America Corp. (ICE LIBOR USD 3 Month + 0.93%),

2.82%, 7/21/2023 (d)	65,000	63,887

4.20%, 8/26/2024	60,000	61,151

5.00%, 1/21/2044	55,000	60,108

Bank of Montreal (Canada) 2.10%, 6/15/2020	70,000	69,459

Bank of Nova Scotia (The) (Canada) 3.13%, 4/20/2021	60,000	60,273

Citigroup, Inc.

3.75%, 6/16/2024	60,000	60,920

8.13%, 7/15/2039	30,000	43,650

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Banks — continued

Citizens Financial Group, Inc. 2.38%, 7/28/2021	50,000	48,971

Commonwealth Bank of Australia (Australia)

2.25%, 3/10/2020 (a)	30,000	29,807

3.45%, 3/16/2023 (a)	70,000	70,368

Fifth Third Bancorp 3.65%, 1/25/2024	35,000	35,344

Huntington Bancshares, Inc. 2.30%, 1/14/2022	50,000	48,798

Mitsubishi UFJ Financial Group, Inc. (Japan)

3.46%, 3/2/2023	45,000	45,068

3.78%, 3/2/2025	45,000	45,642

PNC Financial Services Group, Inc. (The)

5.13%, 2/8/2020	35,000	35,720

Regions Financial Corp. 2.75%, 8/14/2022	40,000	39,181

Santander UK Group Holdings plc (United Kingdom)

3.13%, 1/8/2021	30,000	29,787

Sumitomo Mitsui Financial Group, Inc. (Japan)

2.06%, 7/14/2021	30,000	29,260

3.10%, 1/17/2023	25,000	24,781

3.36%, 7/12/2027	25,000	24,495

SunTrust Bank 2.25%, 1/31/2020	25,000	24,849

Wells Fargo & Co.

Series M, 3.45%, 2/13/2023	70,000	70,050

4.65%, 11/4/2044	30,000	29,840

Westpac Banking Corp. (Australia) 2.85%, 5/13/2026	65,000	61,784

		1,215,093

Beverages — 0.1%

Anheuser-Busch Cos. LLC (Belgium) 4.90%, 2/1/2046 (a)	25,000	24,068

Molson Coors Brewing Co. 4.20%, 7/15/2046	15,000	12,738

		36,806

Biotechnology — 0.3%

Amgen, Inc. 4.95%, 10/1/2041	15,000	15,263

Celgene Corp.

3.25%, 8/15/2022	15,000	14,919

4.63%, 5/15/2044	10,000	9,359

Gilead Sciences, Inc.

3.70%, 4/1/2024	30,000	30,533

4.80%, 4/1/2044	15,000	15,071

		85,145

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN SMA FUNDS	7

JPMorgan Core Focus SMA Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued

Building Products — 0.2%

Masco Corp. 4.45%, 4/1/2025	25,000	25,327

Owens Corning 4.20%, 12/15/2022	15,000	15,136

		40,463

Capital Markets — 1.6%

Brookfield Finance, Inc. (Canada) 4.85%, 3/29/2029	25,000	25,019

Credit Suisse AG (Switzerland) 5.40%, 1/14/2020	25,000	25,471

Credit Suisse USA, Inc. (Switzerland) 7.13%, 7/15/2032	15,000	19,325

Goldman Sachs Group, Inc. (The)

4.00%, 3/3/2024	50,000	50,772

(ICE LIBOR USD 3 Month + 1.37%), 4.02%, 10/31/2038 (d)	65,000	60,130

Macquarie Group Ltd. (Australia)

6.00%, 1/14/2020 (a)	10,000	10,247

6.25%, 1/14/2021 (a)	30,000	31,477

(ICE LIBOR USD 3 Month + 1.37%), 3.76%, 11/28/2028 (a) (d)	20,000	18,963

Morgan Stanley

2.63%, 11/17/2021	45,000	44,388

3.13%, 1/23/2023	30,000	29,760

4.00%, 7/23/2025	60,000	60,949

3.95%, 4/23/2027	25,000	24,426

		400,927

Chemicals — 0.8%

DowDuPont, Inc. 4.49%, 11/15/2025	100,000	104,486

Mosaic Co. (The)

3.25%, 11/15/2022	10,000	9,910

4.05%, 11/15/2027	10,000	9,772

5.63%, 11/15/2043	10,000	10,194

Nutrien Ltd. (Canada)

3.00%, 4/1/2025	20,000	18,756

6.13%, 1/15/2041	20,000	22,149

Sherwin-Williams Co. (The) 2.75%, 6/1/2022	35,000	34,382

		209,649

Construction Materials — 0.1%

Martin Marietta Materials, Inc. 3.45%, 6/1/2027	30,000	27,907

Consumer Finance — 0.6%

American Express Co. 2.50%, 8/1/2022	30,000	29,372

Capital One Financial Corp.

4.75%, 7/15/2021	15,000	15,471

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Consumer Finance — continued

4.20%, 10/29/2025	15,000	14,951

3.75%, 3/9/2027	25,000	23,981

General Motors Financial Co., Inc.

4.20%, 3/1/2021	25,000	25,283

3.25%, 1/5/2023	20,000	19,524

HSBC Finance Corp. 6.68%, 1/15/2021	30,000	31,221

		159,803

Diversified Financial Services — 0.2%

ORIX Corp. (Japan) 3.70%, 7/18/2027	30,000	29,519

Shell International Finance BV (Netherlands)

5.50%, 3/25/2040	25,000	29,906

		59,425

Diversified Telecommunication Services — 1.0%

AT&T, Inc.

3.00%, 6/30/2022	25,000	24,790

3.40%, 5/15/2025	30,000	29,228

5.35%, 9/1/2040	65,000	65,208

Telefonica Emisiones SA (Spain)

5.13%, 4/27/2020	10,000	10,216

5.46%, 2/16/2021	10,000	10,417

7.05%, 6/20/2036	15,000	17,649

Verizon Communications, Inc.

4.33%, 9/21/2028	41,000	42,426

4.86%, 8/21/2046	55,000	56,554

		256,488

Electric Utilities — 1.1%

Cleveland Electric Illuminating Co. (The)

5.95%, 12/15/2036	20,000	22,529

Duke Energy Corp.

1.80%, 9/1/2021	15,000	14,522

2.65%, 9/1/2026	25,000	23,293

3.75%, 9/1/2046	25,000	22,400

Emera US Finance LP (Canada)

2.15%, 6/15/2019	10,000	9,966

3.55%, 6/15/2026	10,000	9,593

4.75%, 6/15/2046	10,000	9,810

Entergy Louisiana LLC 4.00%, 3/15/2033	40,000	40,593

Fortis, Inc. (Canada) 3.06%, 10/4/2026	30,000	28,012

Indiana Michigan Power Co. Series K, 4.55%, 3/15/2046	15,000	15,370

LG&E & KU Energy LLC 3.75%, 11/15/2020	20,000	20,136

Metropolitan Edison Co. 3.50%, 3/15/2023 (a)	15,000	14,973

PNM Resources, Inc. 3.25%, 3/9/2021	15,000	14,937

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN SMA FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued

Electric Utilities — continued

PPL Capital Funding, Inc. 3.10%, 5/15/2026	20,000	18,808

Southern Co. (The) 3.25%, 7/1/2026	30,000	28,600

		293,542

Electrical Equipment — 0.2%

Eaton Corp.

2.75%, 11/2/2022	20,000	19,739

3.10%, 9/15/2027	25,000	24,007

		43,746

Electronic Equipment, Instruments & Components — 0.1%

Arrow Electronics, Inc. 3.25%, 9/8/2024	25,000	23,658

Energy Equipment & Services — 0.1%

Halliburton Co.

3.80%, 11/15/2025	25,000	25,115

4.50%, 11/15/2041	10,000	9,599

		34,714

Equity Real Estate Investment Trusts (REITs) — 1.4%

American Tower Corp. 5.00%, 2/15/2024	30,000	31,795

Brixmor Operating Partnership LP 3.65%, 6/15/2024	25,000	24,412

EPR Properties

5.25%, 7/15/2023	15,000	15,593

4.50%, 6/1/2027	10,000	9,881

Host Hotels & Resorts LP

5.25%, 3/15/2022	15,000	15,532

3.88%, 4/1/2024	15,000	14,730

Liberty Property LP 4.40%, 2/15/2024	35,000	36,177

National Retail Properties, Inc.

3.80%, 10/15/2022	20,000	20,211

4.00%, 11/15/2025	20,000	20,063

Office Properties Income Trust

3.75%, 8/15/2019	20,000	20,032

3.60%, 2/1/2020	20,000	20,019

Realty Income Corp.

3.25%, 10/15/2022	20,000	20,062

3.65%, 1/15/2028	25,000	24,632

Senior Housing Properties Trust 3.25%, 5/1/2019	30,000	29,955

VEREIT Operating Partnership LP

4.13%, 6/1/2021	15,000	15,096

4.88%, 6/1/2026	10,000	10,198

Welltower, Inc.

6.13%, 4/15/2020	15,000	15,528

4.00%, 6/1/2025	25,000	25,218

		369,134

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Food & Staples Retailing — 0.3%

Kroger Co. (The) 5.15%, 8/1/2043	20,000	19,143

Sysco Corp.

3.55%, 3/15/2025	20,000	19,923

4.45%, 3/15/2048	30,000	29,145

		68,211

Food Products — 0.6%

Campbell Soup Co.

3.65%, 3/15/2023	20,000	19,872

3.80%, 8/2/2042	20,000	15,171

Conagra Brands, Inc.

4.60%, 11/1/2025	5,000	5,075

5.30%, 11/1/2038	5,000	4,751

Kraft Heinz Foods Co.

3.95%, 7/15/2025	20,000	19,792

6.50%, 2/9/2040	15,000	15,734

Mead Johnson Nutrition Co. (United Kingdom) 4.60%, 6/1/2044	20,000	20,569

Tyson Foods, Inc.

4.50%, 6/15/2022	15,000	15,527

3.95%, 8/15/2024	15,000	15,110

5.15%, 8/15/2044	10,000	9,697

		141,298

Health Care Equipment & Supplies — 0.4%

Abbott Laboratories

2.55%, 3/15/2022	15,000	14,782

3.75%, 11/30/2026	17,000	17,226

4.75%, 11/30/2036	15,000	16,161

Becton Dickinson and Co.

2.89%, 6/6/2022	10,000	9,889

3.70%, 6/6/2027	15,000	14,531

Zimmer Biomet Holdings, Inc.

3.70%, 3/19/2023	6,000	5,968

3.55%, 4/1/2025	10,000	9,715

		88,272

Health Care Providers & Services — 0.7%

Aetna, Inc. 2.80%, 6/15/2023	35,000	34,104

Anthem, Inc.

3.70%, 8/15/2021	15,000	15,174

3.35%, 12/1/2024	15,000	14,872

4.63%, 5/15/2042	20,000	19,947

CVS Health Corp.

3.70%, 3/9/2023	30,000	30,184

4.30%, 3/25/2028	41,000	41,028

4.78%, 3/25/2038	27,000	26,265

		181,574

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN SMA FUNDS	9

JPMorgan Core Focus SMA Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued

Hotels, Restaurants & Leisure — 0.1%

McDonald’s Corp. 3.80%, 4/1/2028	35,000	34,938

Independent Power and Renewable Electricity Producers — 0.2%

Exelon Generation Co. LLC 5.75%, 10/1/2041	45,000	44,492

Industrial Conglomerates — 0.4%

General Electric Co.

3.38%, 3/11/2024	40,000	39,198

4.13%, 10/9/2042	35,000	29,522

Roper Technologies, Inc. 2.80%, 12/15/2021	30,000	29,584

		98,304

Insurance — 1.6%

American Financial Group, Inc. 3.50%, 8/15/2026	20,000	18,940

American International Group, Inc.

3.30%, 3/1/2021	10,000	10,014

3.75%, 7/10/2025	20,000	19,658

3.88%, 1/15/2035	25,000	22,142

Athene Global Funding 3.00%, 7/1/2022 (a)	25,000	24,630

Athene Holding Ltd. 4.13%, 1/12/2028	10,000	9,334

Cincinnati Financial Corp. 6.92%, 5/15/2028	20,000	24,144

Lincoln National Corp.

4.20%, 3/15/2022	15,000	15,345

3.63%, 12/12/2026	15,000	14,658

4.35%, 3/1/2048	20,000	18,852

Markel Corp. 3.50%, 11/1/2027	20,000	18,705

Marsh & McLennan Cos., Inc.

3.50%, 12/29/2020	15,000	15,139

4.38%, 3/15/2029	30,000	30,919

Metropolitan Life Global Funding I 2.00%, 4/14/2020 (a)	150,000	148,508

Prudential Financial, Inc. 3.88%, 3/27/2028	30,000	30,664

		421,652

IT Services — 0.0% (e)

Western Union Co. (The) 3.60%, 3/15/2022	10,000	10,087

Media — 0.7%

Charter Communications Operating LLC 5.75%, 4/1/2048	10,000	10,008

Comcast Corp.

3.38%, 2/15/2025	30,000	29,993

3.15%, 3/1/2026	30,000	29,401

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Media — continued

3.20%, 7/15/2036	40,000	34,997

6.40%, 5/15/2038	30,000	36,791

Cox Communications, Inc.

3.15%, 8/15/2024 (a)	25,000	24,377

4.60%, 8/15/2047 (a)	15,000	13,622

Fox Corp. 4.71%, 1/25/2029 (a)	10,000	10,365

		189,554

Metals & Mining — 0.2%

Glencore Funding LLC (Switzerland)

3.13%, 4/29/2019 (a)	20,000	19,951

4.63%, 4/29/2024 (a)	15,000	15,261

		35,212

Multiline Retail — 0.0% (e)

Dollar General Corp. 4.13%, 5/1/2028	5,000	4,970

Multi-Utilities — 0.3%

Dominion Energy, Inc.

Series D, 2.85%, 8/15/2026	25,000	23,316

Series C, 4.05%, 9/15/2042	20,000	18,426

Sempra Energy

2.40%, 3/15/2020	20,000	19,855

3.80%, 2/1/2038	25,000	22,073

		83,670

Oil, Gas & Consumable Fuels — 2.1%

APT Pipelines Ltd. (Australia) 4.25%, 7/15/2027 (a)	30,000	29,805

Buckeye Partners LP

4.35%, 10/15/2024	10,000	9,975

5.85%, 11/15/2043	10,000	9,412

Canadian Natural Resources Ltd. (Canada)

3.80%, 4/15/2024	15,000	15,053

6.45%, 6/30/2033	15,000	17,389

Cenovus Energy, Inc. (Canada) 3.00%, 8/15/2022	25,000	24,159

Enbridge, Inc. (Canada) 4.25%, 12/1/2026	20,000	20,395

Enterprise Products Operating LLC

5.25%, 1/31/2020	25,000	25,495

3.75%, 2/15/2025	30,000	30,379

5.10%, 2/15/2045	15,000	15,810

Kinder Morgan Energy Partners LP 3.95%, 9/1/2022	25,000	25,428

Marathon Petroleum Corp. 6.50%, 3/1/2041	15,000	17,536

MPLX LP

4.13%, 3/1/2027	15,000	14,700

4.50%, 4/15/2038	10,000	9,204

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN SMA FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued

Oil, Gas & Consumable Fuels — continued

Nexen, Inc. (China) 5.88%, 3/10/2035	20,000	23,265

Noble Energy, Inc. 5.05%, 11/15/2044	30,000	28,114

ONEOK Partners LP 4.90%, 3/15/2025	30,000	31,211

Petroleos Mexicanos (Mexico) 6.50%, 1/23/2029	13,000	12,371

Phillips 66

3.90%, 3/15/2028	20,000	19,887

4.88%, 11/15/2044	20,000	20,837

Spectra Energy Partners LP 4.50%, 3/15/2045	20,000	19,459

Sunoco Logistics Partners Operations LP

5.95%, 12/1/2025	15,000	16,250

4.00%, 10/1/2027	10,000	9,595

5.35%, 5/15/2045	30,000	28,293

TransCanada PipeLines Ltd. (Canada)

4.88%, 1/15/2026	25,000	26,418

4.63%, 3/1/2034	15,000	15,256

5.00%, 10/16/2043	10,000	10,241

Williams Cos., Inc. (The) 3.90%, 1/15/2025	20,000	20,037

		545,974

Pharmaceuticals — 0.2%

Allergan Funding SCS

3.00%, 3/12/2020	10,000	9,994

4.55%, 3/15/2035	10,000	9,329

Shire Acquisitions Investments Ireland DAC

2.40%, 9/23/2021	30,000	29,318

		48,641

Road & Rail — 0.2%

Burlington Northern Santa Fe LLC 4.40%, 3/15/2042	30,000	30,929

ERAC USA Finance LLC 5.63%, 3/15/2042 (a)	30,000	32,412

		63,341

Semiconductors & Semiconductor Equipment — 0.2%

Broadcom Corp.

2.65%, 1/15/2023	20,000	19,063

3.88%, 1/15/2027	25,000	23,157

		42,220

Software — 0.5%

Microsoft Corp. 4.20%, 11/3/2035	60,000	63,505

Oracle Corp. 3.85%, 7/15/2036	60,000	58,136

		121,641

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Specialty Retail — 0.1%

Advance Auto Parts, Inc. 4.50%, 12/1/2023	25,000	25,656

Technology Hardware, Storage & Peripherals — 0.3%

Apple, Inc.

2.75%, 1/13/2025	30,000	29,450

4.65%, 2/23/2046	30,000	32,293

Dell International LLC 4.42%, 6/15/2021 (a)	25,000	25,449

		87,192

Tobacco — 0.2%

BAT International Finance plc (United Kingdom) 2.75%, 6/15/2020 (a)	30,000	29,780

Reynolds American, Inc. (United Kingdom) 5.85%, 8/15/2045	25,000	23,820

		53,600

Trading Companies & Distributors — 0.3%

Aviation Capital Group LLC

2.88%, 1/20/2022 (a)	30,000	29,294

3.50%, 11/1/2027 (a)	20,000	18,576

International Lease Finance Corp. 4.63%, 4/15/2021	35,000	35,585

		83,455

Wireless Telecommunication Services — 0.2%

Vodafone Group plc (United Kingdom)

3.75%, 1/16/2024	20,000	19,932

4.38%, 5/30/2028	25,000	24,779

5.00%, 5/30/2038	11,000	10,463

		55,174

Total Corporate Bonds (Cost $6,053,385)		6,007,672

Commercial Mortgage-Backed Securities — 8.6%

20 Times Square Trust

Series 2018-20TS, Class D, 3.10%, 5/15/2035 ‡ (a) (b)	100,000	95,487

Series 2018-20TS, Class E, 3.10%, 5/15/2035 ‡ (a) (b)	100,000	93,737

Citigroup Commercial Mortgage Trust

Series 2013-GC11, Class A3, 2.82%, 4/10/2046	24,674	24,470

Series 2014-GC19, Class A3, 3.75%, 3/10/2047	8,323	8,546

Series 2014-GC23, Class A3, 3.36%, 7/10/2047	15,000	15,113

Cold Storage Trust Series 2017-ICE3, Class B, 3.74%, 4/15/2036 ‡ (a) (b)	200,000	199,858

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN SMA FUNDS	11

JPMorgan Core Focus SMA Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Commercial Mortgage-Backed Securities — continued

Commercial Mortgage Trust

Series 2014-PAT, Class A, 3.30%, 8/13/2027 (a) (b)	125,000	124,943

Series 2014-UBS2, Class A4, 3.69%, 3/10/2047	15,000	15,339

Series 2014-CR17, Class A4, 3.70%, 5/10/2047	30,000	30,699

Series 2014-UBS3, Class A3, 3.55%, 6/10/2047	25,000	25,385

Core Industrial Trust Series 2015-CALW, Class A, 3.04%, 2/10/2034 (a)	42,690	42,734

FHLMC Multifamily Structured Pass-Through Certificates Series K731, Class AM, 3.60%, 2/25/2025 (b)	200,000	204,772

FREMF Mortgage Trust Series 2013-K26, Class B, 3.60%, 12/25/2045 (a) (b)	99,000	100,137

GPMT Ltd. (Cayman Islands) Series 2018-FL1, Class AS, 3.68%, 11/21/2035 ‡ (a) (b)	150,000	149,250

GS Mortgage Securities Trust

Series 2013-GC16, Class AS, 4.65%, 11/10/2046	111,000	117,232

Series 2013-GC16, Class B, 5.16%, 11/10/2046 (b)	50,000	53,205

JP Morgan Chase Commercial Mortgage Securities Trust

Series 2014-FL6, Class B, 4.77%, 11/15/2031 ‡ (a) (b)	151,880	152,504

Series 2013-LC11, Class A4, 2.69%, 4/15/2046	13,772	13,607

Series 2011-C5, Class B, 5.37%, 8/15/2046 (a) (b)	169,000	176,162

JPMBB Commercial Mortgage Securities Trust Series 2013-C15, Class C, 5.20%, 11/15/2045 (b)	30,000	31,557

JPMCC Re-REMIC Trust Series 2014-FRR1, Class BK10, 2.50%, 11/27/2049 ‡ (a) (b)	180,000	174,998

Morgan Stanley Bank of America Merrill Lynch Trust

Series 2014-C18, Class A2, 3.19%, 10/15/2047	89,060	89,053

Series 2015-C27, Class A3, 3.47%, 12/15/2047	130,000	130,652

Wells Fargo Commercial Mortgage Trust Series 2015-NXS4, Class A3, 3.45%, 12/15/2048	130,000	130,540

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

WFRBS Commercial Mortgage Trust Series 2013-C13, Class A3, 2.75%, 5/15/2045	28,283	27,946

Total Commercial Mortgage-Backed Securities (Cost $2,203,737)		2,227,926

U.S. Treasury Obligations — 2.0%

U.S. Treasury Bonds 3.75%, 11/15/2043	7,000	7,819

U.S. Treasury Notes

2.63%, 2/28/2023	265,000	266,046

2.75%, 2/15/2028	230,000	230,862

2.88%, 5/15/2028	17,600	17,837

Total U.S. Treasury Obligations (Cost $518,508)		522,564

Mortgage-Backed Securities — 1.5%

FNMA, Other

Pool # AM4660, 3.77%, 12/1/2025	134,678	140,452

Pool # AM5940, 3.24%, 6/1/2026	69,201	70,258

Pool # AM6428, 3.58%, 8/1/2029	88,363	90,810

Pool # AM6430, 3.58%, 8/1/2029	88,363	90,809

Total Mortgage-Backed Securities (Cost $387,194)		392,329

	SHARES
Short-Term Investments — 3.8%

Investment Companies — 3.8%

JPMorgan Prime Money Market Fund, Class Institutional Shares, 2.52% (f) (g) (Cost $983,503)	983,397	983,692

Total Investments — 99.6% (Cost $25,755,873)		25,852,850
Other Assets Less Liabilities — 0.4%		111,231

Net Assets — 100.0%		25,964,081

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN SMA FUNDS	FEBRUARY 28, 2019

Abbreviations
ABS	Asset-backed securities
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
GS	Goldman Sachs
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
USD	United States Dollar

(a)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(b)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of February 28, 2019.
(c)	Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of February 28, 2019.
(d)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of February 28, 2019.
(e)	Amount rounds to less than 0.1% of net assets.
(f)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	The rate shown is the current yield as of February 28, 2019.
‡	Value determined using significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN SMA FUNDS	13

STATEMENT OF ASSETS AND LIABILITIES

AS OF FEBRUARY 28, 2019

JPMorgan Core Focus SMA Fund
ASSETS:
Investments in non-affiliates, at value	$24,869,158
Investments in affiliates, at value	983,692
Cash	630
Receivables:
Investment securities sold	31,281
Interest from non-affiliates	113,817
Dividends from affiliates	2,169
Due from Adviser	20,049

Total Assets	26,020,796

LIABILITIES:
Accrued liabilities:
Custodian and accounting fees	10,206
Audit fees	37,509
Registration fees	3,626
Other	5,374

Total Liabilities	56,715

Net Assets	$25,964,081

NET ASSETS:
Paid-in-Capital	$25,888,795
Total distributable earnings (loss) (a)	75,286

Total Net Assets	$25,964,081

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):	2,589,198
Net asset value, offering and redemption price per share (b)	$10.03
Cost of investments in non-affiliates	$24,772,370
Cost of investments in affiliates	983,503

(a)

Total distributable earnings have been aggregated to conform to the current presentation requirements for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8.

(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN SMA FUNDS	FEBRUARY 28, 2019

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED FEBRUARY 28, 2019

JPMorgan Core Focus SMA Fund (a)
INVESTMENT INCOME:
Interest income from non-affiliates	$858,216
Interest income from affiliates	3,648
Dividend income from affiliates	30,504

Total investment income	892,368

EXPENSES:
Administration fees	20,226
Custodian and accounting fees	39,886
Professional fees	78,153
Trustees’ and Chief Compliance Officer’s fees	22,827
Printing and mailing costs	12,008
Registration and filing fees	3,626
Transfer agency fees	177
Offering costs (See Note 2.D.)	29,367
Other	8,677

Total expenses	214,947

Less fees waived	(20,220)
Less expense reimbursements	(194,727)

Net expenses	—

Net investment income (loss)	892,368

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(24,667)
Investments in affiliates	(641)

Net realized gain (loss)	(25,308)

Distributions of capital gains received from investment company affiliates	44

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	96,788
Investments in affiliates	189

Change in net unrealized appreciation/depreciation	96,977

Net realized/unrealized gains (losses)	71,713

Change in net assets resulting from operations	$964,081

(a)	Commencement of operations was March 1, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN SMA FUNDS	15

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIOD INDICATED

JPMorgan Core Focus SMA Fund
Year Ended February 28, 2019 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$892,368
Net realized gain (loss)	(25,308)
Distributions of capital gains received from investment company affiliates	44
Change in net unrealized appreciation/depreciation	96,977

Change in net assets resulting from operations	964,081

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions to shareholders	(888,795)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	25,000,000
Distributions reinvested	888,795

Change in net assets resulting from capital transactions	25,888,795

NET ASSETS:
Change in net assets	25,964,081
Beginning of period	—

End of period	$25,964,081

SHARE TRANSACTIONS:
Issued	2,500,000
Reinvested	89,198

Change in Shares	2,589,198

(a)	Commencement of operations was March 1, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN SMA FUNDS	FEBRUARY 28, 2019

THIS PAGE IS INTENTIONALLY LEFT BLANK

FEBRUARY 28, 2019	J.P. MORGAN SMA FUNDS	17

FINANCIAL HIGHLIGHTS

FOR THE PERIOD INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan Core Focus SMA Fund
March 1, 2018 (h) through February 28, 2019	$10.00	$0.35	$0.03	$0.38	$(0.35)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended February 28, 2019.
(g)

The Fund’s expenses have been contractually capped at 0.00%. See Note 3.E. in the Notes to Financial Statements. The Fund is an integral part of a “separately managed account” strategy offered through programs sponsored by investment advisors and/or broker-dealers, some of which are unaffiliated with the Fund and the Investment Adviser. Participants in these programs pay a fee to the sponsor of the program.

(h)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN SMA FUNDS	FEBRUARY 28, 2019

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (c)(d)	Net assets, end of period	Net expenses (e)(f)(g)	Net investment income (loss) (f)	Expenses without waivers and reimbursements (f)	Portfolio turnover rate (c)

$10.03	3.88%	$25,964,081	—%	3.53%	0.85%	38%

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN SMA FUNDS	19

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2019

1. Organization

JPMorgan Trust IV (the “Trust”) was formed on November 11, 2015, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 11, 2015 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

Diversified/Non-Diversified
JPMorgan Core Focus SMA Fund*	Diversified

The investment objective of the Fund is to seek to maximize total return from a portfolio of investment grade debt securities.

*	Commenced operations on March 1, 2018.

Shares of the Fund may be purchased only by or on behalf of separately managed accounts where J.P. Morgan Investment Management Inc. (the “Adviser” or “JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), serves as the investment adviser, sub-adviser or model portfolio provider for the account with the separately managed account sponsor or directly with the client. The Fund’s shares may not be purchased directly by individuals.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, thus, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Fund’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Fund’s investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s net asset value (“NAV”) per share as of the report date.

See the table on “Quantitative Information about Level 3 Fair Value Measurements” for information on the valuation techniques and inputs used to value level 3 securities held by the Fund at February 28, 2019.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

20	J.P. MORGAN SMA FUNDS	FEBRUARY 28, 2019

The various inputs that are used in determining the valuation of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input by sector as presented on the Schedule of Portfolio Investments:

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Debt Securities
Asset-Backed Securities	$—	$6,929,597	$1,018,884	$7,948,481
Collateralized Mortgage Obligations	—	7,770,186	—	7,770,186
Commercial Mortgage-Backed Securities	—	1,362,092	865,834	2,227,926
Corporate Bonds
Other Corporate Bonds	—	6,007,672	—	6,007,672

Mortgage-Backed Securities	—	392,329	—	392,329
U.S. Treasury Obligations	—	522,564	—	522,564

Short-Term Investments
Investment Companies	983,692	—	—	983,692

Total Investments in Securities	$983,692	$22,984,440	$1,884,718	$25,852,850

The following is a summary of investments for which significant unobservable inputs (level 3) were used in determining fair value:

	Balance as of February 28, 2018	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of February 28, 2019
Investments in Securities:
Asset-Backed Securities	$—	$—	$2,085	$43	$1,099,491	$(82,735)	$—	$—	$1,018,884
Commercial Mortgage-Backed Securities	—	—	5,254	592	928,139	(68,151)	—	—	865,834

	$—	$—	$7,339	$635	$2,027,630	$(150,886)	$—	$—	$1,884,718

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

The changes in net unrealized appreciation (depreciation) attributable to securities owned at February 28, 2019, which were valued using significant unobservable inputs (level 3), amounted to $7,339. This amount is included in Change in net unrealized appreciation/depreciation of investments in non-affiliates on the Statement of Operations.

Quantitative Information about Level 3 Fair Value Measurements #

	Fair Value at February 28, 2019	Valuation Technique(s)	Unobservable Input	Range (Weighted Average) (a)
	$1,018,884	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 40.00% (19.05%)
			Yield (Discount Rate of Cash Flows)	3.32% - 4.68% (3.86%)

Asset-Backed Securities	1,018,884

	716,584	Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	3.79% - 4.81% (4.19%)

Commercial Mortgage-Backed Securities	716,584

Total	$1,735,468

FEBRUARY 28, 2019	J.P. MORGAN SMA FUNDS	21

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2019 (continued)

#

The table above does not include certain level 3 securities that are valued by brokers and pricing services. At February 28, 2019, the value of these securities was $149,250. The inputs for these securities are not readily available or cannot be reasonably estimated and are generally those inputs described in Note A.

(a)	Unobservable inputs were weighted by the relative fair value of the instruments.

The significant unobservable inputs used in the fair value measurement of the Fund’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in the yield and default rate may decrease (increase) the fair value measurement. A significant change in the prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement.

B. Restricted Securities — Certain securities held by the Fund may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net asset value of the Fund. As of February 28, 2019, the Fund had no investments in restricted securities other than securities sold to the Fund under Rule 144A and/or Regulation S under the Securities Act.

C. Investment Transactions with Affiliates — The Fund invested in an Underlying Fund which is advised by the Adviser or its affiliates. An issuer which is under common control with the Fund may be considered an affiliate. For the purposes of the financial statements, the Fund assumes the issuer listed in the table below to be an affiliated issuer. The Underlying Fund’s distributions may be reinvested into the Underlying Fund. Reinvestment amounts are included in the purchase cost amount in the table below.

For the year ended February 28, 2019
Security Description	Value at March 1, 2018 (a)	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at February 28, 2019	Shares at February 28, 2019	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 2.52% (b) (c)	$—	$32,497,036	$31,512,892	$(641)	$189	$983,692	983,397	$30,504	$44

(a)	Commencement of operations was March 1, 2018.
(b)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of February 28, 2019.

D. Offering and Organizational Costs — Total offering costs of $29,367 incurred in connection with the offering of shares of the Fund were amortized on a straight line basis over 12 months from the date the Fund commenced operations. Costs paid in connection with the organization of the Fund, if any, were recorded as an expense at the time the Fund commenced operations. For the year ended February 28, 2019, total offering costs amortized were $29,367.

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

F. Allocation of Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds.

G. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of February 28, 2019, no liability for income tax is required in the Fund’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

H. Distributions to Shareholders — Distributions from net investment income, are generally declared daily and paid monthly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by the Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax”

22	J.P. MORGAN SMA FUNDS	FEBRUARY 28, 2019

differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

There were no reclassifications for the year ended February 28, 2019.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser does not charge an advisory fee to the Fund. It should be understood, however, that the Fund is an integral part of separately managed account programs. Participants in these programs pay a fee to the sponsor of the program. The Adviser is compensated by the separately managed account sponsors.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Fund. In consideration of these services, effective January 1, 2019, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of the Fund’s average daily net assets, plus 0.050% of the Fund’s average daily net assets between $10 billion and $20 billion, plus 0.025% of the Fund’s average daily net assets between $20 billion and $25 billion, plus 0.01% of the Fund’s respective average daily net assets in excess of $25 billion. Prior to January 1, 2019, the Administrator received a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended February 28, 2019, the effective rate was 0.08% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.E. JPMorgan Chase Bank N.A. (“JPMCB”) serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares. JPMDS receives no compensation in its capacity as the Fund’s underwriter.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. For performing these services, the Fund pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amount paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations. Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

E. Waivers and Reimbursements — No expenses or fees (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) are borne by the Fund pursuant to contractual arrangements with the Adviser through June 30, 2019.

For the year ended February 28, 2019, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows. None of these parties expect the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers Administration Fees	Contractual Reimbursements
$20,220	$194,727

Additionally, the Fund may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the Fund’s investment in such affiliated money market fund.

The amount of these waivers resulting from investments in these money market funds for the year ended February 28, 2019 was $3,647.

F. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Fund in accordance with Federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended February 28, 2019, the Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

FEBRUARY 28, 2019	J.P. MORGAN SMA FUNDS	23

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2019 (continued)

The Fund may use related party broker-dealers. For the year ended February 28, 2019, the Fund did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended February 28, 2019, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$29,714,861	$5,401,436	$4,505,565	$3,985,576

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at February 28, 2019 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$25,755,873	$180,035	$83,058	$96,977

The tax character of distributions paid during the year ended February 28, 2019 was as follows:

Ordinary Income*
$888,795

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

As of February 28, 2019, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$10,427	$(6,050)	$96,977

The cumulative timing differences primarily consist of post-October capital loss deferrals.

At February 28, 2019, the Fund had the following post-enactment net capital loss carryforwards:

Capital Loss Carryforward Character
Short-Term	Long-Term
$6,050	$—

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended February 28, 2019, the Fund deferred to March 1, 2019 the following net capital losses of:

Net Capital Losses
Short-Term	Long-Term
$19,215	$—

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because the Fund and the series of JPMorgan Trust II are both investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

24	J.P. MORGAN SMA FUNDS	FEBRUARY 28, 2019

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 4, 2019.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility during the year ended February 28, 2019.

The Trust, along with certain other trusts (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 14, 2018, this agreement has been amended and restated for a term of 364 days, unless extended.

The Fund did not utilize the Credit Facility during the year ended February 28, 2019.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

As of February 28, 2019 the Fund had one individual shareholder and/or affiliated omnibus account that owned 100% of the Fund’s outstanding shares.

Significant shareholder transactions by this shareholder may impact the Fund’s performance.

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. Given that the Federal Reserve has been raising interest rates and may continue to do so, the Fund may face a heightened level of interest rate risk. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Fund is subject to risks associated with securities with contractual cash flows including asset-backed securities. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, prepayments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

The Fund is subject to the risk that should the Fund decide to sell an illiquid investment when a ready buyer is not available at a price the Fund deems to be representative of its value, the value of the Fund’s net assets could be adversely affected.

8. New Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 requires that the premium be amortized to the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management has evaluated the implications of these changes and the amendments will have no effect on the Fund’s net assets or results of operations.

In August 2018, the FASB issued ASU 2018-13 Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement, which adds, removes, and modifies certain aspects of the fair value disclosure. ASU 2018-13 amendments are the result of a broader disclosure project, FASB Concepts Statement Conceptual Framework for Financial Reporting — Chapter 8: Notes to Financial Statements, to improve the effectiveness of the fair value disclosure requirements. ASU 2018-13 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019; early adoption is permitted. Management has evaluated the implications of these changes and the amendments are included in the financial statements, which had no effect to the Fund’s net assets or results of operation.

FEBRUARY 28, 2019	J.P. MORGAN SMA FUNDS	25

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2019 (continued)

In August 2018, the SEC adopted their Disclosure Update and Simplification Rule (the “Rule”). The Rule is part of the SEC’s overall project to improve disclosure effectiveness by amending certain disclosure requirements that have become redundant, duplicative, overlapping, outdated, or superseded in light of other SEC disclosure requirements, U.S. GAAP, or changes in the information environment. The amendments are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. Management has evaluated the implications of these changes and the amendments are included in the financial statements, which had no effect on the Fund’s net assets or results of operation.

26	J.P. MORGAN SMA FUNDS	FEBRUARY 28, 2019

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust IV and Shareholders of JPMorgan Core Focus SMA Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of JPMorgan Core Focus SMA Fund (one of the funds constituting JPMorgan Trust IV, referred to hereafter as the “Fund”) as of February 28, 2019, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period March 1, 2018 (commencement of operations) through February 28, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2019, and the results of its operations, changes in its net assets and the financial highlights for the period March 1, 2018 (commencement of operations) through February 28, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

April 26, 2019

We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

FEBRUARY 28, 2019	J.P. MORGAN SMA FUNDS	27

TRUSTEES

(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Fund (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	137	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Stephen P. Fisher (1959); Trustee of Trust since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	137	Advisory Board Member, Scholarship Committee Member and Investment Committee Member, The First Tee of Plainfield (non-profit youth sports organization that provides need-based scholarships) (2014-present); Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).

Kathleen M. Gallagher (1958); Trustee of the Trusts since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	137	Non-Executive Director, Legal & General Investment Management (Holdings) and Legal & General Investment Management America (financial services and insurance) (2017-present); Advisory Board Member, OCIO Board of State Street Global Advisors (2017-present); Member, Client Advisory Council, Financial Engines, LLC (registered investment adviser) (2011-2016); Director, Ford Pension Funds Investment Management Ltd. (2007-2016).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	137	Trustee, Museum of Jewish Heritage (2011-present); Trustee, National Museum of Mathematics (present); Chair, Association of College and University Administrators (present).

Dennis P. Harrington* (1950); Trustee of Trust since 2017.	Retired; Partner, Deloitte LLP (accounting firm) (serving in various roles 1984-2012).	137	None

Frankie D. Hughes (1952); Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	137	None

28	J.P. MORGAN SMA FUNDS	FEBRUARY 28, 2019

Name (Year of Birth); Positions With the Fund (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Raymond Kanner** (1953); Trustee of Trust since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	137	Advisory Board Member, Los Angeles Capital (2018-present); Advisory Board Member, State Street Global Advisors OCIO Board (2017-present); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA) (2016-2017); Advisory Board Member, Betterment for Business (robo advisor) (2016-2017); Advisory Board Member, Blue Star Indexes (index creator) (2013-2017); Director, Emerging Markets Growth Fund (registered investment company) (1997-2016); Member, Russell Index Client Advisory Board (2001-2015).

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	137	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	137	None

Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	137	None

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1985-2005).	137	Director, Sun Life Financial (SLF) (financial services and insurance) (2007-2013).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	137	Trustee, Trout Unlimited (2017-present); Trustee, American Museum of Fly Fishing (2013-present); Vice Chair, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American University in Cairo (1999-2014).

Marian U. Pardo*** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	137	President and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

FEBRUARY 28, 2019	J.P. MORGAN SMA FUNDS	29

TRUSTEES

(Unaudited) (continued)

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (137 funds).

*

Two family members of Mr. Harrington are partner and managing director, respectively, of the Fund’s independent registered public accounting firm. Such firm has represented to the Board that those family members are not involved in the audit of the Fund’s financial statements and do not provide other services to the Fund. The Board has concluded that such association does not interfere with Mr. Harrington’s exercise of independent judgment as an Independent Trustee.

**

A family member of Mr. Kanner is employed by JPMorgan Chase Bank, which is affiliated with JPMIM and JPMDS. In that capacity, this employee provides services to various JPMorgan affiliates including JPMIM and JPMDS and for which JPMIM and JPMDS bear some portion of the expense thereof.

***

In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

30	J.P. MORGAN SMA FUNDS	FEBRUARY 28, 2019

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (2014–present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (1999-2014).

Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from October 2013 to January 2016.

Noah Greenhill (1969), Secretary (2018)*	Managing Director and General Counsel, JPMorgan Asset Management (2015 – present); Managing Director and General Counsel, JPMorgan Global Alternative Funds (2012-2015).

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

Anthony Geron (1971), Assistant Secretary (2018)*	Vice President and Assistant General Counsel, JPMorgan Chase since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA Equitable Life Insurance Company from 2014 to 2015; Associate, Willkie Farr & Gallagher (law firm) from 2007 to 2014.

Carmine Lekstutis (1980), Assistant Secretary (2011)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015.

Gregory S. Samuels (1980), Assistant Secretary (2010)*	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2010 to February 2014.

Pamela L. Woodley (1971), Assistant Secretary (2012)*	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)*	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014.

Shannon Gaines (1977), Assistant Treasurer (2018)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since January 2014.

Jeffrey D. House (1972), Assistant Treasurer (2017)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since July 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2006.

Gillian I. Sands (1969), Assistant Treasurer (2012)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.

*	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

**	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

FEBRUARY 28, 2019	J.P. MORGAN SMA FUNDS	31

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Fund at the beginning of the reporting period, September 1, 2018, and continued to hold your shares at the end of the reporting period, February 28, 2019.

Actual Expenses

For the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value September 1, 2018	Ending Account Value February 28, 2019	Expenses Paid During the Period†*	Annualized Expense Ratio†
JPMorgan Core Focus SMA Fund
Actual	$1,000.00	$1,023.40	$0.00	0.00%
Hypothetical	1,000.00	1,024.79	0.00	0.00

†

Reflects the fact that no fees or expenses are borne by the Fund. The Fund is an integral part of “separately managed accounts” programs sponsored by investment advisers and/or broker-dealers unaffiliated with the Fund and the Adviser. Participants in these programs pay a fee to the sponsor of the program.

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

32	J.P. MORGAN SMA FUNDS	FEBRUARY 28, 2019

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended February 28, 2019. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2019. The information necessary to complete your income tax returns for the calendar year ending December 31, 2019 will be provided under separate cover.

Treasury Income

The Fund had 3.45% or the maximum allowable percentage, of income earned from direct U.S. Treasury Obligations for the fiscal year ended February 28, 2019.

FEBRUARY 28, 2019	J.P. MORGAN SMA FUNDS	33

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾  Social Security number and account balances

◾  transaction history and account transactions

◾  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

◾  open an account or provide contact information

◾  give us your account information or pay us by check

◾  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾  sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾  affiliates from using your information to market to you

◾  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-766-7722 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. Shareholders may request the Form N-Q without charge by calling 1-800-766-7722 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-766-7722 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2019. All rights reserved. February 2019.	AN-CFSMA-219

Annual Report

J.P. Morgan Municipal Bond Funds

February 28, 2019

JPMorgan High Yield Municipal Fund

(formerly known as JPMorgan Tax Aware High Income Fund)

JPMorgan Municipal Income Fund

JPMorgan Short-Intermediate Municipal Bond Fund

JPMorgan Tax Free Bond Fund

JPMorgan Ultra-Short Municipal Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website www.jpmorganfunds.com and you will be notified by mail each time a report is posted and provided with a website to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker dealer, bank, or retirement plan) or, if you are a direct investor, by going to www.jpmorganfunds.com/edelivery.

You may elect to receive paper copies of all future reports free of charge. Contact your financial intermediary or, if you invest directly with the Funds, email us at funds.website.support@jpmorganfunds.com or call 1-800-480-4111. Your election to receive paper reports will apply to all funds held within your account(s).

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

April 9, 2019 (Unaudited)

Dear Shareholders,

While the U.S. economy outpaced most other developed economies throughout 2018 and into early 2019, decelerating global growth prompted the U.S. Federal Reserve and certain other leading central banks to adopt a more neutral policy stance to support economic growth.

“In early 2019, prices for equity, debt securities and government bonds generally rose amid investor expectations for favorable central bank policies and optimism over a potential resolution to the trade dispute between the U.S. and China.” — George C.W. Gatch

Despite a sharp sell-off in financial markets in the fourth quarter of 2018, U.S. equity and bond markets generally recorded a positive performance for the twelve months ended February 28, 2019. For most of the reporting period, U.S. equity and bond prices were supported by record high corporate profits and a surging domestic economy.

Growth in U.S. gross domestic product (GDP) swelled to 4.2% in the second quarter of 2018, then cooled to 3.4% and 2.2% in the third and fourth quarters, respectively. The unemployment rate in the U.S. remained at historic lows, ranging between 4.0% and 3.7% for the reporting period and ending at 3.8% in February 2019. Corporate earnings generally outperformed analysts’ expectations for most of the reporting period but investors and economists expected that trend to recede due to slowing global demand and the fading effects of federal tax cuts enacted at the end of 2017.

Meanwhile, investor uncertainty rose in late 2018 amid unresolved U.S.-China trade tensions, rising interest rates and a political impasse that led to the shutdown of large parts of the U.S. federal government. Equity prices plummeted in December sending the S&P 500 Index to its worst monthly performance since 1931. However, a budget agreement re-opened federal operations in January and the Fed responded to slowing growth by adopting a “patient” approach toward further interest rate increases. Financial markets quickly rebounded, with domestic equity prices generally returning to positive territory for the reporting period and bond prices generally rising.

Among other leading economies, manufacturing and export sectors slumped in the 19-nation Eurozone, as well as in South Korea and Taiwan, amid softening demand from China and the impact of reciprocal trade tariffs between the U.S. and leading trading partners. In response to stalling growth, the European Central Bank offered a new round of low-cost loans to banks and indicated it would not raise interest rates through the end of 2019. Meanwhile, Chinese authorities moved to counter slowing domestic growth via tax cuts, infrastructure spending and increased bank lending. By the end of the period, U.S. and Chinese negotiators were working to resolve their trade dispute.

Notably, emerging market debt largely outperformed both equity and other bond markets in the second half of the reporting period. A decline in interest rates at the end of the period and investor expectations for improvement in trade tensions combined to generally bolster both sovereign and corporate bonds in emerging markets. In the U.S., equity market volatility increased in the second half of the reporting period and bond markets, which had lackluster performance for the first half of the reporting period, generally outperformed equity markets in the latter six months.

In early 2019, prices for equity, debt securities and government bonds generally rose amid investor expectations for favorable central bank policies and optimism over a potential resolution to the trade dispute between the U.S. and China. A pause in monetary tightening and a reduction in reciprocal trade tariffs could continue to support financial markets and global economic activity. The International Monetary Fund (IMF) and the Organization for Economic Cooperation and Development (OECD) have forecast 3.3% growth in global GDP for 2019, but the OECD has also warned of weakening economic prospects in the 20 largest economies, particularly in China, Eurozone countries and the U.K. The organization has cited “vulnerabilities” from slowing trade and manufacturing, as well as acute geo-political risks. The U.S. economy is forecast by IMF to grow by about 2.3% in 2019, slower than the previous year but still positive and on track to achieve its longest period of economic expansion on record.

We believe those investors who remain fully invested for the long term in a well-diversified portfolio may continue to benefit from available market opportunities. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

FEBRUARY 28, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	1

J.P. Morgan Municipal Bond Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED FEBRUARY 28, 2019 (Unaudited)

The performance of U.S. bond markets continued to lag behind gains in U.S. equity for most of the reporting period. Equity prices were generally supported by record corporate profits, low interest rates and the continued expansion of the U.S. economy. Conversely, investor expectations for accelerating inflation and future increases in interest rates weighed down prices for corporate debt and U.S. Treasury bonds for most of the reporting period.

Notably, investors sold off both equity and bonds in the fourth quarter of 2018 amid concerns about U.S.-China trade tensions, slowing economic growth in China and Europe and a political impasse in Washington, D.C. that led to the partial shutdown of the federal government.

However, prices for both equity and bonds rebounded somewhat in the first two months of 2019. A budget agreement re-opened federal government operations in January, and the U.S. Federal Reserve (the “Fed”) said it would take a “patient” approach toward future interest rate increases. At the same time, inflation remained below the Fed’s target level despite a tightening job market and emerging signs of wage growth in the U.S.

Overall, high yield bonds (also known as “junk bonds”) outperformed both investment grade corporate debt and U.S. Treasury bonds during the reporting period. For the twelve months ended February 28, 2019, the Bloomberg Barclays Municipal Bond Index returned 4.13%.

2	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2019

JPMorgan High Yield Municipal Fund

(formerly known as JPMorgan Tax Aware High Income Fund)*

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)**	4.29%
Bloomberg Barclays U.S. Municipal Bond Index	4.13%
Bloomberg Barclays High Yield Municipal Bond Index	6.95%

Net Assets as of 2/28/2019 (In Thousands)	$158,494
Duration as of 2/28/2019	8.5 years

INVESTMENT OBJECTIVE***

The JPMorgan High Yield Municipal Fund (the “Fund”) seeks a high level of current income exempt from federal income taxes.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the twelve months ended February 28, 2019, the Fund’s Class I Shares outperformed the Bloomberg Barclays U.S. Municipal Bond Index (the “Benchmark”) and underperformed the Bloomberg Barclays High Yield Municipal Index. Interest rates fell sharply in the final months of the reporting period and lower quality bonds generally outperformed higher quality bonds.

Relative to the Benchmark, the Fund’s longer overall duration was a leading contributor to performance. Duration measures the price sensitivity of a portfolio of bonds relative to changes in interest rates. Generally, bonds with longer duration will experience a larger increase in price when interest rates fall. The Fund’s overweight allocation to bonds rated BBB and BB also contributed to performance relative to the Benchmark. The Fund’s overweight positions in the health care, education and special tax sectors also helped relative performance.

The Fund’s underweight positions in the water & sewer, state general obligation and housing sectors were leading detractors from relative performance during the reporting period.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund’s assets were invested municipal bonds, with a small allocation to loan assignments. The Fund’s largest allocations were to bonds rated BBB and BB, while its smallest allocations were in bonds rated AAA and single-A. At the end of the reporting period, the Fund’s overall duration was 8.5 years compared with 6.4 years for the Benchmark.

CREDIT QUALITY ALLOCATIONS****
AAA	9.5%
AA	17.2
A	7.4
BBB	30.0
BB	18.7
B	0.1
NR	17.1

*	Effective November 1, 2018, the Fund was renamed.
**	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of February 28, 2019. The Fund’s portfolio composition is subject to change.

FEBRUARY 28, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	3

JPMorgan High Yield Municipal Fund

(formerly known as JPMorgan Tax Aware High Income Fund)

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2019

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 17, 2007
With Sales Charge*		0.37%	2.17%	4.56%
Without Sales Charge		4.28	2.95	4.96
CLASS C SHARES	September 17, 2007
With CDSC**		2.67	2.42	4.42
Without CDSC		3.67	2.42	4.42
CLASS I SHARES	September 17, 2007	4.29	3.04	5.05
CLASS R6 SHARES	November 1, 2018	4.34	3.05	5.06

*	Sales Charge for Class A Shares is 3.75%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (2/28/09 TO 2/28/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class I Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan High Yield Municipal Fund, the Bloomberg Barclays U.S. Municipal Index, the Bloomberg Barclays High Yield Municipal Bond Index and the Lipper General & Insured Municipal Debt Funds Index from February 28, 2009 to February 28, 2019. The performance of the Lipper General & Insured Municipal Debt Funds Index reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg Barclays U.S. Municipal Index and the Bloomberg Barclays High Yield Municipal Bond Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmarks, if applicable. The performance of the Lipper General & Insured Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Bloomberg Barclays U.S. Municipal Index is a total return performance benchmark for the long-term, investment-grade tax-exempt bond market. The Bloomberg Barclays High Yield Municipal Bond Index is an unmanaged index made up of bonds that are non-investment grade, unrated, or rated below Ba1 by Moody’s Investors Service with a remaining maturity of at least one year. The Lipper General & Insured Municipal Debt Funds Index represents total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2019

JPMorgan Municipal Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	3.43%
Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index	4.11%

Net Assets as of 2/28/2019 (In Thousands)	$198,558
Duration as of 2/28/2019	4.8 years

INVESTMENT OBJECTIVE**

The JPMorgan Municipal Income Fund (the “Fund”) seeks current income exempt from federal income taxes.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the twelve months ended February 28, 2019, the Fund’s Class I Shares underperformed the Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index (the “Benchmark”). Interest rates fell sharply in the final months of the reporting period and lower quality bonds generally outperformed higher quality bonds.

Relative to the Benchmark, the Fund’s security selection in short duration, higher quality bonds in the housing sector was a leading detractor from performance. Duration measures the price sensitivity of a bond or portfolio of bonds. Generally, bonds with shorter duration will experience a smaller increase in price as interest rates fall. The Fund’s overweight allocation to bonds rated AAA and its underweight position in the general obligation bonds also detracted from relative performance.

The Fund’s overweight positions in the hospital and leasing sectors were leading contributors to relative performance. The Fund did not hold bonds in the pre-refunded sectors, which also made a positive contribution to relative performance.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers continued to emphasize higher yielding sectors, particularly the housing sector. At the end of the twelve month period, the Fund’s overall duration was in line with that of the Benchmark.

CREDIT QUALITY ALLOCATIONS***
AAA	25.7%
AA	46.2
A	22.2
BBB	4.5
NR	1.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of February 28, 2019. The Fund’s portfolio composition is subject to change.

FEBRUARY 28, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	5

JPMorgan Municipal Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2019

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 23, 1993
With Sales Charge*		(0.71)%	1.53%	2.87%
Without Sales Charge		3.15	2.31	3.26
CLASS C SHARES	November 4, 1997
With CDSC**		1.61	1.72	2.67
Without CDSC		2.61	1.72	2.67
CLASS I SHARES	February 9, 1993	3.43	2.57	3.52
CLASS R6 SHARES	November 6, 2017	3.54	2.60	3.53

*	Sales Charge for Class A Shares is 3.75%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (2/28/09 TO 2/28/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class I Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Municipal Income Fund, the Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index and the Lipper Intermediate Municipal Debt Funds Index from February 28, 2009 to February 28, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Intermediate Municipal Debt Funds Index

includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index represents the performance of municipal bonds with maturities from 1 to 17 years. The Lipper Intermediate Municipal Debt Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gain distributions are subject to federal income tax; a portion of the Fund’s income distributions may be subject to the alternative minimum tax and some investors may be subject to certain state and local taxes.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2019

JPMorgan Short-Intermediate Municipal Bond Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	2.55%
Bloomberg Barclays U.S. 1-5 Year Blend (1-6) Municipal Bond Index	2.75%

Net Assets as of 2/28/2019 (In Thousands)	$1,478,124
Duration as of 2/28/2019	3.6 years

INVESTMENT OBJECTIVE**

The JPMorgan Short-Intermediate Municipal Bond Fund (the “Fund”) seeks as high a level of current income exempt from federal income tax as is consistent with relative stability of principal.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the twelve months ended February 28, 2019, the Fund’s Class A shares underperformed the Bloomberg Barclays U.S. 1-5 Year Blend (1-6) Municipal Bond Index (the “Benchmark”). Interest rates fell sharply in the final months of the reporting period and lower quality bonds generally outperformed higher quality bonds.

Relative to the Benchmark, the Fund’s overweight position in the electric sector and its underweight position in the industrial development revenue/pollution control revenue bonds were leading detractors from performance.

The Fund’s longer overall duration relative to the Benchmark was a leading contributor to relative performance. Duration measures the price sensitivity of a portfolio of bonds relative to changes in interest rates. Generally, bonds with longer duration will experience a larger increase in price when interest rates fall. The Fund’s overweight positions in the hospital, leasing and local general obligation bond sectors also made a positive contribution to relative performance. The Fund’s underweight position in bonds rated AAA also helped relative performance during the reporting period.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund employed a bottom-up, security selection-based investment approach. The Fund’s portfolio managers sought to take advantage of opportunities stemming from increased volatility, supply pressures and headline credit risk while maintaining the Fund’s bias toward higher quality issuances.

CREDIT QUALITY ALLOCATIONS***
AAA	20.0%
AA	50.8
A	21.3
BBB	5.5
NR	2.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of February 28, 2019. The Fund’s portfolio composition is subject to change.

FEBRUARY 28, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	7

JPMorgan Short-Intermediate Municipal Bond Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2019

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 4, 1998
With Sales Charge*		0.24%	0.41%	1.02%
Without Sales Charge		2.55	0.86	1.25
CLASS C SHARES	November 1, 2001
With CDSC**		1.10	0.36	0.75
Without CDSC		2.10	0.36	0.75
CLASS I SHARES	June 19, 2009	3.09	1.34	1.75
CLASS R6 SHARES	October 1, 2018	3.02	1.32	1.74

*	Sales Charge for Class A Shares is 2.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (2/28/09 TO 2/28/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

Returns for Class I Shares prior to its inception date are based on the performance of Class A Shares. The actual returns of Class I Shares would have been different than those shown because Class I Shares have different expenses than Class A Shares.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class I Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Short-Intermediate Municipal Bond Fund, the Bloomberg Barclays U.S. 1-5 Year Blend (1-6) Municipal Bond Index and the Lipper Short-Intermediate Municipal Debt Funds Index from February 28, 2009 to February 28, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg Barclays U.S. 1-5 Year Blend (1-6) Municipal Bond Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Short-Intermediate Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Bloomberg Barclays U.S. 1-5 Year Blend (1-6) Municipal Bond Index is an unmanaged index of investment grade tax-exempt municipal bonds with maturities of 1–5.999 years. The Lipper Short-Intermediate Municipal Debt Funds Index represents the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gain distributions are subject to federal income tax; a portion of the Fund’s income distributions may be subject to the alternative minimum tax and some investors may be subject to certain state and local taxes.

Class A Shares have a $1,000 minimum initial investment and carry a 2.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2019

JPMorgan Tax Free Bond Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	3.00%
Bloomberg Barclays Municipal Bond Index	4.13%

Net Assets as of 2/28/2019 (In Thousands)	$382,599
Duration as of 2/28/2019	6.4 years

INVESTMENT OBJECTIVE**

The JPMorgan Tax Free Bond Fund (the “Fund”) seeks as high a level of current income exempt from federal income tax as is consistent with relative stability of principal.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the twelve months ended February 28, 2019, the Fund’s Class A shares underperformed the Bloomberg Barclays Municipal Bond Index (the “Benchmark”). Interest rates fell sharply toward the end of the reporting period and lower rated bonds generally outperformed higher rated bonds.

Relative to the Benchmark, the Fund’s overweight position in shorter duration, high quality pre-refunded bonds was a leading detractor from relative performance. Duration measures the price sensitivity of a portfolio of bonds to relative changes in interest rates. Generally, bonds with shorter duration will experience a smaller increase in price as interest rates rise. The Fund’s overweight position in the electric and industrial development revenue/pollution control revenue sectors and its underweight position in the water & sewer sector also detracted from relative performance.

The Funds overweight position in the 10-plus year portion of the yield curve was a leading contributor to performance relative to the Benchmark. The yield curve shows the relationship between yields and maturity dates for a set of similar bonds at a given point in time. The Fund’s overweight position in bonds rated BBB and its overweight position in the hospital sectors also contributed to relative performance.

HOW WAS THE FUND POSITIONED?

The Fund continued to employ a bottom-up, security selection-based investment approach and sought to take advantage of opportunities stemming from increased volatility, supply pressures and headline credit risk.

CREDIT QUALITY ALLOCATIONS***
AAA	13.4%
AA	48.4
A	21.6
BBB	11.8
NR	4.8

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of February 28, 2019. The Fund’s portfolio composition is subject to change.

FEBRUARY 28, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	9

JPMorgan Tax Free Bond Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2019

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	March 1, 1988
With Sales Charge*		(0.86)%	2.32%	3.42%
Without Sales Charge		3.00	3.10	3.82
CLASS C SHARES	July 1, 2008
With CDSC**		1.43	2.45	3.13
Without CDSC		2.43	2.45	3.13
CLASS I SHARES	February 1, 1995	3.24	3.30	4.01
CLASS R6 SHARES	October 1, 2018	3.26	3.30	4.01

*	Sales Charge for Class A Shares is 3.75%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (2/28/09 TO 2/28/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class I Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Tax Free Bond Fund, the Bloomberg Barclays U.S. Municipal Index and the Lipper General & Insured Municipal Debt Funds Index from February 28, 2009 to February 28, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Bloomberg Barclays U.S. Municipal Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper General & Insured Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Bloomberg Barclays U.S. Municipal Index is a total return performance benchmark for the long-term, investment-grade tax-exempt bond market. The Lipper General & Insured Municipal Debt Funds Index represents the total returns of certain mutual funds within the Fund’s designated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gain distributions are subject to federal income tax; a portion of the Fund’s income distributions may be subject to the alternative minimum tax and some investors may be subject to certain state and local taxes.

Class A Shares have a $1,000 minimum initial investment and carry a 3.75% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2019

JPMorgan Ultra-Short Municipal Fund

FUND SUMMARY

TWELVE MONTHS ENDED FEBRUARY 28, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	1.60%
Bloomberg Barclays 1 Year Municipal Bond Index	1.83%

Net Assets as of 2/28/2019 (In Thousands)	$3,088,446
Duration as of 2/28/2019	0.7 years

INVESTMENT OBJECTIVE**

The JPMorgan Ultra-Short Municipal Fund (the “Fund”) seeks as high a level of current income exempt from federal income tax as is consistent with relative stability of principal.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the twelve months ended February 28, 2019, the Fund underperformed the Bloomberg Barclays 1 Year Municipal Bond Index (the “Benchmark”). Interest rates fell sharply in the final months of the reporting period and lower rated bonds generally outperformed higher rated bonds.

Relative to the Benchmark, the Fund’s underweight positions in bonds rated single-A and BBB were leading detractors from performance. The Fund’s underweight position in general obligation bonds and the electric sector and its modest overweight position in the transportation sector also detracted from relative performance.

The Fund’s out-of-Benchmark allocations to longer-dated bonds was a leading contributor to relative performance. The Fund’s allocation to floating-rate bonds also contributed to relative performance as the sector benefitted from a lack of principal volatility during the reporting period. The Fund’s underweight position in pre-refunded bonds also helped relative performance.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund’s managers sought to maintain an average weighted maturity of two years or less and used a risk/reward analysis to identify investments that they believed would perform well over market cycles.

CREDIT QUALITY ALLOCATIONS***
AAA	15.1%
AA	42.8
A	14.6
BBB	3.9
BB	0.2
NR	23.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of February 28, 2019. The Fund’s portfolio composition is subject to change.

FEBRUARY 28, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	11

JPMorgan Ultra-Short Municipal Fund

FUND SUMMARY

TWELVE MONTHS ENDED FEBRUARY 28, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2019

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	May 31, 2016
With Sales Charge*		(0.94)%	0.01%
Without Sales Charge		1.33	0.85
CLASS I SHARES	May 31, 2016	1.60	1.05

*	Sales Charge for Class A Shares is 2.25%.

LIFE OF FUND PERFORMANCE (5/31/16 TO 2/28/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 31, 2016.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Ultra-Short Municipal Fund, the Bloomberg Barclays 1 Year Municipal Bond Index and the Lipper Short Municipal Debt Funds Index from May 31, 2016 to February 28, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg Barclays 1 Year Municipal Bond Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmark, if applicable. The performance of the Lipper Short Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Bloomberg Barclays 1 Year Municipal Bond Index is an unmanaged index that includes bonds with a minimum credit rating of BAA3, are issued as part of a deal of at least $50 million, have an amount outstanding of at least $5 million, and have maturities of 1 to 2 years. The Lipper Short Municipal Debt Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gain distributions are subject to federal income tax; a portion of the Fund’s income distributions may be subject to the alternative minimum tax and some investors may be subject to certain state and local taxes.

Class I Shares have a $1,000,000 minimum initial investment.

Subsequent to the inception of the Fund on May 31, 2016 until August 31, 2016, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2019

JPMorgan High Yield Municipal Fund

(formerly JPMorgan Tax Aware High Income Fund)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — 91.5% (a)

Alaska — 0.2%

Industrial Development Revenue/Pollution Control Revenue — 0.2%

Alaska Industrial Development and Export Authority, Providence Health and Services Series 2011A, Rev., 5.50%, 10/1/2041	325	353

Arizona — 3.3%

Education — 0.9%

Industrial Development Authority of The City of Phoenix, Downtown Phoenix Student Housing LLC — Arizona State University Project

Series 2018A, Rev., 5.00%, 7/1/2032	350	394

Series 2018A, Rev., 5.00%, 7/1/2033	150	168

Series 2018A, Rev., 5.00%, 7/1/2037	200	221

La Paz County Industrial Development Authority, Charter School Solutions-Harmony Public Schools Project

Series 2018A, Rev., 5.00%, 2/15/2028	200	221

Series 2018A, Rev., 5.00%, 2/15/2038	405	435

		1,439

Industrial Development Revenue/Pollution Control Revenue — 2.2%

Arizona Industrial Development Authority, Pinecrest Academy, Horizon, Inspirada and St. Rose Campus Projects

Series 2018A, Rev., 5.00%, 7/15/2028 (b)	1,000	1,063

Series 2018A, Rev., 5.75%, 7/15/2038 (b)	1,000	1,063

Glendale Industrial Development Authority, Terraces of Phoenix Project

Series 2018A, Rev., 4.00%, 7/1/2028	450	461

Series 2018A, Rev., 5.00%, 7/1/2033	600	638

Series 2018A, Rev., 5.00%, 7/1/2038	300	312

		3,537

Utility — 0.2%

City of Mesa, Utility System Rev., AGM, 5.25%, 7/1/2029 (c)	200	254

Total Arizona		5,230

California — 5.7%

Education — 2.6%

California Community College Financing Authority, Orange Coast Properties LLC — Orange Coast College Project

Rev., 5.00%, 5/1/2037	750	825

Rev., 5.00%, 5/1/2038	400	438

California Municipal Finance Authority, Charter School, The Palmdale Aerospace Academy Project Series 2018A, Rev., 5.00%, 7/1/2038 (b)	1,050	1,109

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Education — continued

California Public Finance Authority, Laverne Elementary Preparatory Academy

Series 2019A, Rev., 4.25%, 6/15/2029 (b)	795	797

Series 2019A, Rev., 5.00%, 6/15/2039 (b)	785	790

California School Facilities Financing Authority, Capital Appreciation, Azusa Unified School District Series 2018A, Rev., AGM, Zero Coupon, 8/1/2030	200	144

		4,103

General Obligation — 0.3%

Pomona Unified School District Series C, GO, 6.00%, 8/1/2029 (c)	160	219

San Mateo Union High School District, Capital Appreciation, Election of 2006 Series A, GO, Zero Coupon, 9/1/2028	100	69

Sunnyvale Elementary School District, Election 2004 Series C, GO, 5.50%, 9/1/2034	175	236

		524

Hospital — 2.2%

California Health Facilities Financing Authority, Children’s Hospital Series 2017A, Rev., 5.00%, 8/15/2047	500	549

California Municipal Finance Authority, Eisenhower Medical Center Series 2017B, Rev., 5.00%, 7/1/2047	200	218

California Public Finance Authority, Henry Mayo Newhall Hospital Rev., 5.00%, 10/15/2029	200	227

California Statewide Communities Development Authority, Adventist Health System Series 2018A, Rev., 3.50%, 3/1/2038	2,000	1,935

Palomar Health Rev., 5.00%, 11/1/2039	500	536

		3,465

Housing — 0.3%

California Municipal Finance Authority, Linxs Apartments Project, Senior Lien

Series 2018A, Rev., AMT, AGM, 3.25%, 12/31/2032	245	246

Series 2018A, Rev., AMT, AGM, 3.50%, 12/31/2035	240	242

		488

Industrial Development Revenue/Pollution Control Revenue — 0.1%

California Pollution Control Financing Authority, Solid Waste Disposal, Waste Management, Inc. Project Series 2015B-2, Rev., AMT, 3.13%, 11/3/2025 (d)	250	261

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	13

JPMorgan High Yield Municipal Fund

(formerly JPMorgan Tax Aware High Income Fund)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Utility — 0.2%

Los Angeles Department of Water and Power, Water System Series A, Rev., 5.25%, 7/1/2039	250	265

Total California		9,106

Colorado — 4.3%

Education — 1.0%

Colorado Educational and Cultural Facilities Authority, Stargate Charter School Project

Series 2018A, Rev., 5.00%, 12/1/2032	500	572

Series 2018A, Rev., 5.00%, 12/1/2033	500	569

Series 2018A, Rev., 4.00%, 12/1/2048	500	482

		1,623

General Obligation — 2.5%

Bradburn Metropolitan District No. 2

Series 2018A, GO, 5.00%, 12/1/2038	500	521

Series 2018B, GO, 7.25%, 12/15/2047	500	494

Cross Creek Metropolitan District No. 2, Unlimited Tax GO, AGM, 4.00%, 12/1/2045	1,000	1,006

Painted Prairie Metropolitain District No. 2 GO, 5.25%, 12/1/2048	2,000	2,010

		4,031

Hospital — 0.7%

Colorado Health Facilities Authority, Frasier Meadows Retirement Community Project Series A, Rev., 5.25%, 5/15/2028	1,000	1,113

Utility — 0.1%

Public Authority for Colorado Energy, Natural Gas Purchase Series 2008, Rev., 6.13%, 11/15/2023	110	122

Total Colorado		6,889

Connecticut — 0.8%

Education — 0.1%

Connecticut State Higher Education Supplemental Loan Authority, CHESLA Loan Program Series A, Rev., 5.25%, 11/15/2024	200	212

General Obligation — 0.7%

State of Connecticut Series A, GO, 5.00%, 4/15/2037	1,000	1,110

Total Connecticut		1,322

Delaware — 0.6%

Housing — 0.1%

Delaware State Housing Authority, Senior Single Family Mortgage Series A-1, Rev., AMT, 4.90%, 7/1/2029	205	210

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Industrial Development Revenue/Pollution Control Revenue — 0.5%

Delaware Economic Development Authority, Acts Retirement-Life Communities, Inc. Obligated Group Series 2018-B, Rev., 5.00%, 11/15/2048	700	757

Total Delaware		967

Florida — 5.1%

Education — 1.1%

Lakeland Educational Facilities, Southern College Project Series A, Rev., 5.00%, 9/1/2025	500	545

Pinellas County Educational Facilities Authority, Pinellas Academy of Math and Science Project Series 2018A, Rev., 4.13%, 12/15/2028 (b)	1,180	1,205

		1,750

Hospital — 1.1%

Miami Beach Health Facilities Authority, Mount Sinai Medical Center Rev., 5.00%, 11/15/2029	545	605

Sarasota County Health Facilities Authority, Sunnyside Village Project Rev., 5.00%, 5/15/2038	1,050	1,128

		1,733

Housing — 0.0% (e)

Florida Housing Finance Corp., Homeowner Mortgage Series 1, Rev., 5.00%, 7/1/2041	15	15

Florida Housing Finance Corp., Homeowner Mortgage Special Program Series A-1, Rev., GNMA/FNMA/FHLMC, 5.00%, 7/1/2028	5	5

		20

Other Revenue — 1.0%

Capital Trust Agency Inc., H-Bay Ministries, Inc., Superior Residences Project

Series 2018B, Rev., 3.75%, 7/1/2023	190	191

Series 2018B, Rev., 4.00%, 7/1/2028	375	372

Series 2018B, Rev., 4.25%, 7/1/2033	610	591

Series 2018B, Rev., 4.50%, 7/1/2038	500	482

		1,636

Prerefunded — 0.1%

City of Charlotte Rev., AGM, 5.25%, 10/1/2021 (c)	70	76

Utility — 1.8%

City of Charlotte Rev., AGM, 5.25%, 10/1/2024	130	142

County of Palm Beach, Tuscan Gardens of Delray Beach Project

Series 2018-A, Rev., 4.25%, 10/1/2029 (d)	1,000	1,046

Series 2018-C, Rev., 6.25%, 10/1/2029 (d)	1,000	992

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Municipal Bonds — continued

Utility — continued

JEA Electric System Series B, Rev., 5.00%, 10/1/2034	25	27

Tampa Bay Water Utility System, Revenue Refunding and Improvement Series A, Rev., NATL-RE, 6.00%, 10/1/2029	500	664

		2,871

Total Florida		8,086

Georgia — 1.0%

Housing — 0.0% (e)

Georgia Housing and Finance Authority, Single Family Mortgage Series B, Rev., 4.00%, 12/1/2029	25	26

Other Revenue — 0.2%

Downtown Smyrna Development Authority Rev., 5.25%, 2/1/2028	240	280

Transportation — 0.3%

City of Atlanta, Airport Series 2012C, Rev., 5.00%, 1/1/2042	500	534

Utility — 0.5%

Burke County Development Authority, Oglethorpe Power Corp., Vogtle Project Series 2017C, Rev., 4.13%, 11/1/2045	750	732

Total Georgia		1,572

Guam — 0.1%

Water & Sewer — 0.1%

Guam Government Waterworks Authority, Water and Wastewater System (Guam) Rev., 5.00%, 7/1/2019	200	202

Idaho — 0.1%

Education — 0.1%

Idaho Housing and Finance Association, Compass Public Charter School, Inc. Project Series A, Rev., 4.63%, 7/1/2029 (b)	180	185

Illinois — 2.4%

General Obligation — 0.6%

Des Plaines Valley Public Library District GO, 5.50%, 1/1/2030	125	128

Greater Chicago Metropolitan Water Reclamation District Series C, GO, 5.25%, 12/1/2027	50	61

Grundy & Will Counties Community Unit School District No. 1 Coal City GO, 5.00%, 2/1/2027	600	685

		874

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Other Revenue — 1.1%

Metropolitan Pier and Exposition Authority, Mccormick Place Expansion Project Series B, Rev., 5.00%, 12/15/2028	1,610	1,684

Prerefunded — 0.1%

Lake County Community Consolidated School District No. 50 Woodland Series C, GO, 5.25%, 1/1/2021 (c)	150	160

Transportation — 0.5%

Chicago O’Hare International Airport, Transportation Infrastructure Properties LLC (TRIPS) Obligated Group Rev., AMT, 5.00%, 7/1/2038	500	552

Regional Transportation Authority Series A, Rev., NATL-RE, 6.00%, 7/1/2024	250	299

		851

Water & Sewer — 0.1%

City of Chicago, Waterworks, Second Lien Rev., AMBAC, BHAC-CR, 5.75%, 11/1/2030	150	183

Total Illinois		3,752

Indiana — 1.2%

Education — 1.0%

City of Anderson, Economic Development, Anderson University Rev., 6.00%, 10/1/2042	1,500	1,558

Housing — 0.0% (e)

Indiana Housing and Community Development Authority, Home First Mortgage

Series C, Rev., GNMA/FNMA/FHLMC, 4.50%, 12/1/2027	40	41

Series A, Rev., GNMA/FNMA/FHLMC, 4.50%, 6/1/2028	15	15

		56

Water & Sewer — 0.2%

Indiana State Finance Authority, Wastewater Utility, First Lien Series A, Rev., 5.25%, 10/1/2031	250	272

Total Indiana		1,886

Iowa — 2.0%

Education — 0.4%

Iowa Student Loan Liquidity Corp., Student Loan Series A, Rev., AMT, 3.75%, 12/1/2033	550	555

Housing — 0.8%

Iowa Finance Authority, Northcrest Inc. Project

Series 2018A, Rev., 5.00%, 3/1/2028	980	1,050

Series 2018A, Rev., 5.00%, 3/1/2038	250	256

		1,306

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	15

JPMorgan High Yield Municipal Fund

(formerly JPMorgan Tax Aware High Income Fund)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Municipal Bonds — continued

Utility — 0.8%

Iowa Finance Authority, Phs Council Bluffs, Inc. Project

Rev., 3.95%, 8/1/2023	150	153

Rev., 4.45%, 8/1/2028	250	258

Rev., 5.00%, 8/1/2033	485	504

Rev., 5.00%, 8/1/2038	370	378

		1,293

Total Iowa		3,154

Kansas — 1.6%

Hospital — 1.6%

City of Lenexa, Kansas Health Care Facility, Lakeview Village, Inc.

Series A, Rev., 5.00%, 5/15/2032	500	543

Series A, Rev., 5.00%, 5/15/2039	850	885

City of Wichita, Health Care Facilities, Presbyterian Manors, Inc.

Series I, Rev., 5.00%, 5/15/2033	500	534

Series I, Rev., 5.00%, 5/15/2038	500	518

Total Kansas		2,480

Kentucky — 0.9%

Hospital — 0.9%

City of Ashland, Kings Daughters Medical Center

Series 2016A, Rev., 4.00%, 2/1/2036	1,000	950

Series 2016A, Rev., 5.00%, 2/1/2040	500	519

Total Kentucky		1,469

Louisiana — 0.6%

Hospital — 0.4%

Louisiana Public Facilities Authority, Ochsner Clinic Foundation Project Rev., 5.00%, 5/15/2042	500	544

Housing — 0.0% (e)

East Baton Rouge Mortgage Finance Authority, Single Family Mortgage, Mortgage-Backed Securities Program

Series 2009A-2, Rev., GNMA/FNMA/FHLMC, 3.90%, 4/1/2019	15	15

Series 2009A-2, Rev., GNMA/FNMA/FHLMC, 4.75%, 10/1/2029	40	40

		55

Transportation — 0.2%

New Orleans Aviation Board, General Airport, North Terminal Project Series B, Rev., AMT, 5.00%, 1/1/2048	250	272

Total Louisiana		871

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Maine — 0.0% (e)

Prerefunded — 0.0% (e)

Maine Health and Higher Educational Facilities Authority Series A, Rev., 5.00%, 7/1/2023 (c)	25	29

Maryland — 1.4%

Education — 1.0%

County of Frederick, Educational Facilities, Mount St. Mary’s University Series A, Rev., 5.00%, 9/1/2037 (b)	1,500	1,577

Hospital — 0.4%

Maryland Health and Higher Educational Facilities Authority, Broadmead Issue Series A, Rev., 5.00%, 7/1/2032	500	559

Transportation — 0.0% (e)

Maryland Economic Development Corp. Series A, Rev., 5.13%, 6/1/2020 (c)	65	67

Total Maryland		2,203

Massachusetts — 5.9%

Education — 2.9%

Massachusetts Development Finance Agency, Emerson College

Rev., 5.00%, 1/1/2037	500	556

Rev., 5.00%, 1/1/2038	405	450

Rev., 5.00%, 1/1/2043	500	547

Massachusetts Development Finance Agency, Emmanuel College Series A, Rev., 5.00%, 10/1/2043	500	538

Massachusetts Development Finance Agency, Suffolk University

Rev., 5.00%, 7/1/2036 (f)	450	509

Rev., 5.00%, 7/1/2037 (f)	605	681

Massachusetts Educational Financing Authority Series B, Rev., AMT, 3.63%, 7/1/2034	1,000	989

Massachusetts State College Building Authority Series B, Rev., XLCA, 5.50%, 5/1/2028	350	431

		4,701

Other Revenue — 2.3%

Massachusetts Development Finance Agency, Newbridge On the Charles, Inc. Rev., 4.13%, 10/1/2042 (b)	2,000	1,844

Massachusetts Development Finance Agency, Orchid Cove, Inc.

Rev., 4.00%, 10/1/2029	925	981

Rev., 4.00%, 10/1/2039	500	496

Rev., 5.00%, 10/1/2039	250	271

		3,592

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Municipal Bonds — continued

Transportation — 0.6%

Massachusetts Bay Transportation Authority Series B, Rev., NATL-RE, 5.50%, 7/1/2028	300	386

Massachusetts Port Authority Series A, Rev., 5.00%, 7/1/2044	500	556

		942

Water & Sewer — 0.1%

Massachusetts Water Resources Authority Series B, Rev., AGM, 5.25%, 8/1/2032	100	130

Total Massachusetts		9,365

Michigan — 3.4%

Education — 0.5%

Michigan Finance Authority, Universal Learning Academy Rev., 6.00%, 11/1/2032	750	791

General Obligation — 1.0%

City of Detroit

GO, 5.00%, 4/1/2035	500	515

GO, 5.00%, 4/1/2036	500	512

GO, 5.00%, 4/1/2037	500	510

		1,537

Industrial Development Revenue/Pollution Control Revenue — 0.0% (e)

Saginaw County Economic Development Corp., BGI South LLC-Recovery Zone Rev., 5.00%, 12/1/2020	85	88

Transportation — 0.3%

Wayne County Airport Authority, Detroit Metropolitan Airport Series B, Rev., AMT, 5.00%, 12/1/2021	400	432

Utility — 1.6%

Michigan Strategic Fund, I-75 Improvement Project Rev., AMT, AGM, 4.13%, 6/30/2035	2,500	2,554

Total Michigan		5,402

Minnesota — 1.0%

Hospital — 0.5%

City of Minneapolis, Health Care System, Fairview Health Services Series A, Rev., 4.00%, 11/15/2038	750	774

Housing — 0.5%

City of Apple Valley, Minnesota Senior Housing, Orchard Path Project Rev., 4.25%, 9/1/2038	750	744

Minneapolis/St. Paul Housing Finance Board, Single Family Mortgage, Mortgage-Backed Securities Program, City Living Home Programs

Series A-1, Rev., GNMA/FNMA/FHLMC, 5.25%, 12/1/2040	5	5

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Housing — continued

Series A-2, Rev., GNMA/FNMA/FHLMC, 5.52%, 3/1/2041	100	101

Minnesota Housing Finance Agency, Homeownership Finance, Mortgage-Backed Securities Program Series A, Rev., GNMA/FNMA/FHLMC, 4.25%, 7/1/2028	10	10

Minnesota Housing Finance Agency, Residential Housing Finance Series D, Rev., GNMA/FNMA/FHLMC, 4.00%, 7/1/2040	10	10

		870

Total Minnesota		1,644

Mississippi — 0.2%

Other Revenue — 0.2%

Mississippi Development Bank, Harrison County, Coliseum and Convention Center

Series A, Rev., 5.25%, 1/1/2030	160	192

Series A, Rev., 5.25%, 1/1/2034	100	120

Total Mississippi		312

Missouri — 2.7%

Education — 1.7%

Health and Educational Facilities Authority of the State of Missouri, Lutheran Senior Services Projects

Series 2019A, Rev., 5.00%, 2/1/2029	550	608

Series 2019A, Rev., 5.00%, 2/1/2034	1,010	1,093

Series 2019A, Rev., 5.00%, 2/1/2042	1,000	1,052

		2,753

General Obligation — 0.2%

Independence School District, Direct Deposit Program Series A, GO, 5.25%, 3/1/2031	250	267

Housing — 0.1%

Missouri Housing Development Commission, Single Family Mortgage, Special Homeownership Loan Program

Series E-3, Rev., GNMA/FNMA/FHLMC, 4.63%, 5/1/2028	50	52

Series E-4, Rev., GNMA/FNMA/FHLMC, 4.25%, 11/1/2030	50	51

		103

Industrial Development Revenue/Pollution Control Revenue — 0.4%

St Louis County Industrial Development Authority, Friendship Village Series 2018-A, Rev., 5.00%, 9/1/2028	630	681

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	17

JPMorgan High Yield Municipal Fund

(formerly JPMorgan Tax Aware High Income Fund)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Municipal Bonds — continued

Transportation — 0.3%

Bi-State Development Agency, Metropolitan District, St. Clair County Metrolink Project Rev., AGM, 5.25%, 7/1/2025	400	480

Total Missouri		4,284

Montana — 1.0%

General Obligation — 0.2%

Cascade County Elementary School District No. 1 Great Falls, School Building GO, 3.63%, 7/1/2038	335	343

Hospital — 0.6%

Montana Facility Finance Authority, Bozeman Deaconess Health Services Obligated Group Rev., 3.63%, 6/1/2043	1,000	955

Housing — 0.1%

Montana Board of Housing, Single Family Homeownership Series A-2, Rev., AMT, 4.00%, 12/1/2038	150	155

Transportation — 0.1%

City of Billings, Airport Series 2010A, Rev., AMT, 5.00%, 7/1/2020	100	103

Total Montana		1,556

Nevada — 0.2%

Transportation — 0.2%

City of Reno, Sales Tax, Senior Lien, ReTrac-Reno Transportation Rail Access Corridor Project Series B, Rev., AGM, 4.00%, 6/1/2048	375	376

New Hampshire — 0.3%

Education — 0.3%

City of Manchester, School Facilities

Rev., NATL-RE, 5.50%, 6/1/2026	200	244

Rev., NATL-RE, 5.50%, 6/1/2027	100	124

		368

Housing — 0.0% (e)

New Hampshire Housing Finance Authority, Single Family Mortgage Series A, Rev., 5.25%, 7/1/2028	30	31

Total New Hampshire		399

New Jersey — 5.5%

Education — 1.4%

New Jersey Higher Education Student Assistance Authority, Senior Student Loan

Series A, Rev., AMT, 3.75%, 12/1/2031	750	763

Series A, Rev., AMT, 4.00%, 12/1/2032	400	415

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Education — continued

Series A, Rev., AMT, 4.00%, 12/1/2033	500	513

Series A, Rev., AMT, 4.00%, 12/1/2034	300	305

Series A, Rev., AMT, 4.00%, 12/1/2035	200	204

		2,200

Hospital — 1.0%

New Jersey Health Care Facilities Financing Authority, St. Josephs Healthcare System Rev., 5.00%, 7/1/2041	1,500	1,603

Industrial Development Revenue/Pollution Control Revenue — 1.9%

New Jersey Economic Development Authority, Charter School, Golden Door Charter School Project

Series 2018-A, Rev., 5.13%, 11/1/2029 (b)	210	217

Series 2018-A, Rev., 6.25%, 11/1/2038 (b)	525	565

New Jersey Economic Development Authority, Charter School, Marion P. Thomas Charter School, Inc. Project Series 2018-A, Rev., 5.00%, 10/1/2033 (b)	1,000	1,007

New Jersey Economic Development Authority, State House Project Series B, Rev., 4.13%, 6/15/2039	1,200	1,221

		3,010

Transportation — 1.2%

New Jersey EDA, Motor Vehicle Surplus Series A, Rev., NATL-RE, 5.25%, 7/1/2024	380	434

New Jersey Transportation Trust Fund Authority, Transportation Program Series AA, Rev., 5.25%, 6/15/2033	1,335	1,433

		1,867

Total New Jersey		8,680

New Mexico — 0.1%

Housing — 0.1%

New Mexico Mortgage Finance Authority, Single Family Mortgage Program

Series B, Class I, Rev., GNMA/FNMA/FHLMC, 5.00%, 3/1/2028	65	67

Series A, Class I, Rev., GNMA/FNMA/FHLMC, 5.00%, 9/1/2030	30	31

Series B-2, Class I, Rev., GNMA/FNMA/FHLMC, 5.65%, 9/1/2039	5	5

Total New Mexico		103

New York — 3.6%

Education — 1.2%

Build Resource Corp., Inwood Academy for Leadership Charter School Project

Series 2018A, Rev., 4.88%, 5/1/2031 (b)	500	515

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Education — continued

Series 2018A, Rev., 5.13%, 5/1/2038 (b)	250	253

Onondaga Civic Development Corp., Le Moyne College Project

Rev., 5.00%, 1/1/2037	300	330

Rev., 5.00%, 1/1/2038	200	219

Rev., 5.00%, 1/1/2043	500	541

		1,858

Hospital — 0.6%

Jefferson County Civic Facility Development Corp., Samaritan Medical Center Project Series 2017A, Rev., 4.00%, 11/1/2042	1,000	942

Other Revenue — 0.7%

New York Liberty Development Corp., Goldman Sachs Headquarters Rev., 5.25%, 10/1/2035	525	644

New York State Environmental Facilities Corp., Revolving Funds, Pooled Financing Series B, Rev., 5.50%, 10/15/2030 (c)	390	511

		1,155

Transportation — 0.6%

New York Transportation Development Corp., Delta Air Lines, Inc., Laguardia Airport Terminals C&D Redevelopment Project

Rev., AMT, 4.00%, 1/1/2036	500	510

Rev., AMT, 5.00%, 1/1/2036	375	420

		930

Water & Sewer — 0.5%

New York City Municipal Water Finance Authority, Second General Resolution

Series EE, Rev., 5.38%, 6/15/2043	440	465

Series BB, Rev., 5.25%, 6/15/2044	250	272

		737

Total New York		5,622

North Dakota — 0.2%

Housing — 0.1%

North Dakota Housing Finance Agency, Home Mortgage Finance Program Series A, Rev., 3.75%, 7/1/2042	70	72

Utility — 0.1%

McLean County, Solid Waste Facilities, Great River Energy Project Series A, Rev., 4.88%, 7/1/2026	210	216

Total North Dakota		288

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Ohio — 4.3%

Education — 2.3%

Ohio Higher Educational Facility Commission, The Cleveland Institute of Art 2018 Project

Rev., 5.00%, 12/1/2028	500	536

Rev., 5.00%, 12/1/2033	270	281

Rev., 5.00%, 12/1/2038	685	696

Ohio Higher Educational Facility Commission, University of Findlay Project Rev., 5.00%, 3/1/2034 (f)	2,000	2,166

		3,679

General Obligation — 0.2%

County of Hamilton, Cincinnati City School District, Board of Education, Classroom Facilities Construction and Improvement GO, NATL-RE, 5.25%, 12/1/2025	185	224

Greene County Series A, GO, AMBAC, 5.25%, 12/1/2028	45	55

		279

Hospital — 0.3%

City of Centerville, Graceworks Lutheran Services Rev., 5.00%, 11/1/2027	380	414

Franklin County Health Care Improvement, Presbyterian Services Series A, Rev., 5.00%, 7/1/2020	100	100

		514

Housing — 0.1%

Ohio Housing Finance Agency, Single Family Mortgage

Series 2, Rev., GNMA/FNMA/FHLMC, 4.50%, 11/1/2028	30	31

Series 1, Rev., GNMA/FNMA/FHLMC, 5.00%, 11/1/2028	30	30

		61

Transportation — 1.4%

Cleveland-Cuyahoga County, Port Authority, Cultural Facility, Playhouse Square Foundation Project

Rev., 5.00%, 12/1/2033	1,000	1,099

Rev., 5.25%, 12/1/2038	500	549

Rev., 5.50%, 12/1/2043	500	553

		2,201

Total Ohio		6,734

Oklahoma — 1.3%

Hospital — 0.7%

Oklahoma Development Finance Authority, Health System, Ou Medicine Project Series B, Rev., 5.00%, 8/15/2038	1,000	1,080

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	19

JPMorgan High Yield Municipal Fund

(formerly JPMorgan Tax Aware High Income Fund)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Transportation — 0.5%

Tulsa Airports Improvement Trust

Series A, Rev., AMT, 5.00%, 6/1/2024	300	340

Series A, Rev., AMT, 5.00%, 6/1/2025	420	472

		812

Water & Sewer — 0.1%

Oklahoma City Water Utilities Trust, Water and Sewer System Rev., 5.38%, 7/1/2040	220	238

Total Oklahoma		2,130

Oregon — 1.3%

General Obligation — 0.1%

Clackamas County School District No. 7J, Lake Oswego GO, AGM, 5.25%, 6/1/2025	165	196

Linn County Community School District No. 9 Lebanon GO, NATL-RE, 5.50%, 6/15/2030	20	25

		221

Hospital — 1.1%

Clackamas County Hospital Facility Authority, Mary’s Woods at Marylhurst Project

Series 2018A, Rev., 5.00%, 5/15/2038	220	233

Series 2018A, Rev., 5.00%, 5/15/2043	310	324

Salem Hospital Facility Authority, Capital Manor Project Rev., 5.00%, 5/15/2038	1,000	1,110

		1,667

Housing — 0.0% (e)

Oregon State Housing and Community Services Department, Single Family Mortgage Program Series B, Rev., AMT, 5.00%, 7/1/2030	30	31

Prerefunded — 0.1%

State of Oregon, University Systems Projects Series G, GO, 5.25%, 8/2/2021 (c)	105	114

Total Oregon		2,033

Pennsylvania — 8.9%

Education — 2.7%

Allegheny County Higher Education Building Authority, Duquesne University Series 2011A, Rev., 5.00%, 3/1/2020	160	165

Chambersburg Area Municipal Authority, Wilson College Rev., 5.50%, 10/1/2033	2,000	2,033

Dallas Area Municipal Authority, Misericordia University Project

Rev., 3.25%, 5/1/2023	200	200

Rev., 5.00%, 5/1/2029	650	718

Rev., 5.00%, 5/1/2039	1,100	1,162

		4,278

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

General Obligation — 2.9%

Aliquippa School District

GO, 3.75%, 12/1/2033	2,000	2,064

GO, 3.88%, 12/1/2037	1,250	1,272

The School Board of Philadelphia County Series B, GO, AGM, 4.00%, 9/1/2043	1,250	1,257

		4,593

Hospital — 1.7%

Allegheny County Hospital Development Authority, Allegheny Health Network Obligated Group Series 2018A, Rev., 4.00%, 4/1/2038	500	510

Berks County Industrial Development Authority, Healthcare Facilities, The Highlands at Wyomissing

Rev., 5.00%, 5/15/2033	500	540

Series 2017A, Rev., 5.00%, 5/15/2037	250	265

Rev., 5.00%, 5/15/2038	500	528

West Cornwall Township Municipal Authority, Pleasant View Retirement Community Project Rev., 5.00%, 12/15/2038	750	804

		2,647

Housing — 0.0% (e)

Pennsylvania Housing Finance Agency, Single Family Mortgage Series 112, Rev., 5.00%, 4/1/2028	60	62

Industrial Development Revenue/Pollution Control Revenue — 1.0%

Luzerne County Industrial Development Authority Rev., AGM, 5.00%, 12/15/2024	675	758

Philadelphia Authority for Industrial Development, International Education and Community Initiatives Project Series 2018-A, Rev., 4.50%, 6/1/2029 (b)	780	792

		1,550

Other Revenue — 0.4%

Allentown Neighborhood Improvement Zone Development Authority, City Center Project

Rev., 5.00%, 5/1/2033 (b)	250	276

Rev., 5.00%, 5/1/2042 (b)	250	266

		542

Transportation — 0.2%

Allegheny County Airport Authority, Pittsburgh International Airport Series 2012A-1, Rev., 5.00%, 1/1/2026	350	375

Total Pennsylvania		14,047

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Rhode Island — 0.2%

Education — 0.0% (e)

Rhode Island Student Loan Authority, Senior Series A, Rev., AMT, 5.00%, 12/1/2024	100	112

Transportation — 0.2%

Rhode Island Economic Development Corp. Series B, Rev., 5.00%, 7/1/2022	250	273

Total Rhode Island		385

South Carolina — 1.0%

Industrial Development Revenue/Pollution Control Revenue — 1.0%

South Carolina Jobs-Economic Development Authority, South Carolina Episcopal Home at Still Homes Series 2018A, Rev., 5.00%, 4/1/2033	1,485	1,554

South Dakota — 0.4%

Education — 0.3%

South Dakota State Health and Educational Facilities Authority, Sanford Health Rev., 5.00%, 11/1/2045	500	544

Housing — 0.1%

South Dakota Housing Development Authority, Homeownership Mortgage Series A, Rev., AMT, 4.50%, 5/1/2031	70	72

Total South Dakota		616

Tennessee — 0.7%

Housing — 0.7%

Nashville Metropolitan Development and Housing Agency, Tax Increment, Fifth Broadway Development Project

4.50%, 6/1/2028 (b)	500	527

5.13%, 6/1/2036 (b)	425	454

Tennessee Housing Development Agency, Homeownership Program

Series A, Rev., AMT, 4.50%, 7/1/2031	45	46

Series 1A, Rev., AMT, 4.50%, 1/1/2038	95	98

Total Tennessee		1,125

Texas — 4.7%

Education — 3.1%

Arlington Higher Education Finance Corp., Winfree Academy Charter Schools

Series 2019A, Rev., 5.15%, 8/15/2029	450	456

Series 2019A, Rev., 5.75%, 8/15/2043	1,000	1,007

New Hope Cultural Education Facilities Finance Corp., Legacy Midtown Park Project Series A, Rev., 5.50%, 7/1/2054	1,000	1,011

New Hope Cultural Education Facilities Finance Corp., Presbyterian Village North Project Rev., 5.00%, 10/1/2039	1,000	1,003

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Education — continued

Newark Higher Education Finance Corp., Austin Achieve Public Schools, Inc.

Rev., 4.25%, 6/15/2028	150	151

Rev., 5.00%, 6/15/2033	150	153

Rev., 5.00%, 6/15/2038	250	254

Tarrant County Cultural Education Facilities Finance Corp., Hospital, Cook Children’s Medical Center Series A, Rev., 5.25%, 12/1/2039	170	190

University of Texas System

Series B, Rev., 5.25%, 7/1/2028	140	177

Series B, Rev., 5.25%, 7/1/2030	395	512

		4,914

General Obligation — 0.2%

North East Independent School District GO, PSF-GTD, 5.25%, 2/1/2027	200	247

Hospital — 0.5%

Bexar County Health Facilities Development Corp., Army Retirement Residence Foundation Project Rev., 4.00%, 7/15/2045	940	830

Housing — 0.0% (e)

Texas Department of Housing and Community Affairs, Residential Mortgage Series A, Rev., GNMA/FNMA/FHLMC, 5.00%, 7/1/2029	40	42

Other Revenue — 0.7%

City of Temple,Reinvestment Zone Series A, Rev., 5.00%, 8/1/2028 (b)	1,000	1,082

Prerefunded — 0.1%

La Vernia Higher Education Finance Corp., Lifeschool of Dallas Series A, Rev., 6.25%, 8/15/2019 (c)	60	61

Texas State Public Finance Authority Charter School Finance Corp., Cosmos Foundation, Inc. Series A, Rev., 6.00%, 2/15/2020 (c)	100	104

		165

Transportation — 0.1%

Dallas Area Rapid Transit, Senior Lien Rev., AMBAC, 5.25%, 12/1/2029	130	166

Water & Sewer — 0.0% (e)

City of Houston, Capital Appreciation Series A, Rev., AGM, Zero Coupon, 12/1/2027 (c)	30	24

Total Texas		7,470

Utah — 0.4%

Other Revenue — 0.4%

Utah Transit Authority, Sales Tax

Series C, Rev., AGM, 5.25%, 6/15/2025	40	47

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	21

JPMorgan High Yield Municipal Fund

(formerly JPMorgan Tax Aware High Income Fund)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Other Revenue — continued

Series C, Rev., AGM, 5.25%, 6/15/2032	450	570

Total Utah		617

Vermont — 0.4%

Education — 0.4%

Vermont Student Assistance Corp., Education Loan

Series A, Rev., AMT, 4.00%, 6/15/2032	200	204

Series A, Rev., AMT, 4.00%, 6/15/2033	250	253

Series A, Rev., AMT, 4.00%, 6/15/2034	200	203

Total Vermont		660

Virginia — 0.5%

Education — 0.5%

Danville Industrial Development Authority, Averett University Series A, Rev., 4.75%, 10/1/2032	760	777

Prerefunded — 0.0% (e)

Virginia Resources Authority, Infrastructure, Pooled Financing Program Series A, Rev., 5.00%, 11/1/2021 (c)	70	76

Total Virginia		853

Washington — 6.2%

General Obligation — 1.6%

Pend Oreille County, Public Hospital District No. 1

GO, 5.00%, 12/1/2033	1,000	1,103

GO, 5.00%, 12/1/2038	1,255	1,357

		2,460

Housing — 1.2%

Washington State Housing Finance Commission, Homeownership Program Series A, Rev., GNMA/FNMA/FHLMC, 4.50%, 4/1/2029	45	46

Washington State Housing Finance Commission, The Heart Stone Project

Series 2018A, Rev., 4.50%, 7/1/2028 (b)	965	1,029

Series 2018A, Rev., 5.00%, 7/1/2038 (b)	825	871

		1,946

Other Revenue — 0.9%

Washington State Housing Finance Commission, Judson Park Project

Rev., 4.00%, 7/1/2028 (b)	535	538

Rev., 5.00%, 7/1/2033 (b)	535	565

Rev., 5.00%, 7/1/2038 (b)	300	309

		1,412

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Utility — 2.5%

Pend Oreille County, Public Utility District No. 1, Box Canyon Production System Rev., 5.00%, 1/1/2039	3,605	3,972

Total Washington		9,790

Wisconsin — 5.8%

Education — 4.6%

Public Finance Authority, Community School of Davidson Project

Rev., 3.75%, 10/1/2023	365	369

Rev., 5.00%, 10/1/2033	775	811

Public Finance Authority, Piedmont Community Charter School

Rev., 5.00%, 6/15/2027	160	181

Rev., 5.00%, 6/15/2028	505	573

Rev., 5.00%, 6/15/2034	215	238

Rev., 5.00%, 6/15/2039	390	424

Rev., 5.00%, 6/15/2049	1,000	1,073

Public Finance Authority, Wilson Preparatory Academy

Series 2019A, Rev., 4.13%, 6/15/2029 (b)	555	556

Series 2019A, Rev., 5.00%, 6/15/2039 (b)	500	500

Series 2019A, Rev., 5.00%, 6/15/2049 (b)	1,100	1,081

Wisconsin Health and Educational Facilities Authority, St. John’s Communities, Inc. Project Series A, Rev., 4.25%, 9/15/2035	1,500	1,470

		7,276

Other Revenue — 1.2%

Public Finance Authority Rev., 4.25%, 10/1/2038 (b)	2,000	1,924

Total Wisconsin		9,200

Wyoming — 0.0% (e)

Housing — 0.0% (e)

Wyoming Community Development Authority Housing Series 1, Rev., AMT, 4.00%, 6/1/2032	10	10

Total Municipal Bonds (Cost $142,382)		145,011

Loan Assignments — 0.9% (g)

Diversified Consumer Services — 0.2%

Spin Holdco, Inc., Term Loan B (ICE LIBOR USD 3 Month + 3.25%), 6.03%, 11/14/2022 (h)	236	233

Diversified Telecommunication Services — 0.1%

Intelsat Jackson Holdings SA, 1st Lien Term Loan (Luxembourg) (ICE LIBOR USD 1 Month + 3.75%), 6.23%, 11/27/2023 (h)	150	150

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — continued

Diversified Telecommunication Services — continued

Securus Technologies Holdings, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 4.50%), 6.99%, 11/1/2024 (h) (i)	24	23

		173

Hotels, Restaurants & Leisure — 0.0% (e)

IRB Holding Corp., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 5.74%, 2/5/2025 (h)	42	41

Media — 0.0% (e)

Univision Communications, Inc., 1st Lien Term Loan C-5 (ICE LIBOR USD 1 Month + 2.75%), 5.24%, 3/15/2024 (h)	51	48

Oil, Gas & Consumable Fuels — 0.6%

Gulf Finance LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 5.25%; ICE LIBOR USD 3 Month + 5.25%), 7.87%, 8/25/2023 (h)	1,116	890

Textiles, Apparel & Luxury Goods — 0.0% (e)

Nine West Holdings, Inc., Initial Term Loan (1-MONTH PRIME + 2.75%), 8.25%, 10/8/2019 (h)	64	61

Total Loan Assignments (Cost $1,654)		1,446

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — 0.0% (e)

Oil, Gas & Consumable Fuels — 0.0% (e)

Southcross Holdco Equity * ‡ (Cost $12)	—	(j)	19

Short-term Investments — 7.7%

Investment Companies — 7.7%

JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 1.57% (k) (l) (Cost $12,206)	12,206		12,206

Total Investments — 100.1% (Cost $156,254)			158,682
Liabilities in Excess of Other Assets — (0.1%)			(188)

NET ASSETS — 100.0%			158,494

Percentages indicated are based on net assets.

Abbreviations

AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
BHAC	Insured by Berkshire Hathaway Assurance Corp.
CHESLA	Connecticut Higher Education Supplemental Loan Authority
CR	Custodial Receipts
EDA	Economic Development Authority
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
GO	General Obligation
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
NATL	Insured by National Public Finance Guarantee Corp.
PSF-GTD	Permanent School Fund Guaranteed
RE	Reinsured
Rev.	Revenue
USD	United States Dollar
XLCA	Insured by XL Capital Assurance
(a)	The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(b)

Securities exempt from registration under Rule 144A or section

4(a)(2), of the Securities Act of 1933, as amended. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration.

(c)	Security is prerefunded or escrowed to maturity.
(d)

Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and

prepayments on the underlying pool of assets. The interest rate shown is the current rate as of February 28, 2019.

(e)	Amount rounds to less than 0.1% of net assets.
(f)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(g)	Loan assignments are presented by obligor. Each series or loan tranche underlying each obligor may have varying terms.
(h)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of February 28, 2019.
(i)	All or a portion of this security is unsettled as of February 28, 2019. Unless otherwise indicated, the coupon rate is undetermined. The coupon rate shown may not be accrued for the entire position.
(j)	Amount rounds to less than one thousand.
(k)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(l)	The rate shown is the current yield as of February 28, 2019.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

FEBRUARY 28, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	23

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Municipal Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — 96.9% (a)

Alabama — 0.6%

Utility — 0.6%

The Lower Alabama Gas District, Gas Project Series A, Rev., 5.00%, 9/1/2031	1,000	1,153

Alaska — 0.4%

Housing — 0.4%

Alaska Housing Finance Corp., General Mortgage Series 2016A, Rev., 3.50%, 6/1/2046	830	857

Arizona — 2.9%

Industrial Development Revenue/Pollution Control Revenue — 0.1%

Maricopa County Industrial Development Authority, HonorHealth Series 2019A, Rev., 5.00%, 9/1/2032	200	230

Water & Sewer — 2.8%

City of Scottsdale, Water and Sewer System Rev., 5.25%, 7/1/2022	2,645	2,954

City of Tucson, Water System Rev., 5.00%, 7/1/2024	2,150	2,500

		5,454

Total Arizona		5,684

California — 0.6%

Hospital — 0.3%

California Municipal Finance Authority, Eisenhower Medical Center Series 2017B, Rev., 5.00%, 7/1/2026	410	478

Other Revenue — 0.3%

State of California, Department of Veterans Affairs Series B, Rev., 3.50%, 12/1/2045	645	666

Total California		1,144

Colorado — 1.5%

Education — 1.0%

Colorado Educational and Cultural Facilities Authority, University Corp. for Atmospheric Research Project

Rev., 4.00%, 9/1/2020	450	463

Rev., 5.00%, 9/1/2022	470	517

Colorado School of Mines Series A, Rev., (ICE LIBOR USD 1 Month + 0.50%), 2.17%, 4/1/2019 (b)	985	998

		1,978

Hospital — 0.5%

University of Colorado Hospital Authority Series C-1, Rev., 4.00%, 3/1/2020 (c)	1,000	1,010

Total Colorado		2,988

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Connecticut — 2.8%

Education — 1.7%

Connecticut State Higher Education Supplemental Loan Authority, CHESLA Loan Program

Series A, Rev., 5.25%, 11/15/2023	1,560	1,651

Series A, Rev., 5.25%, 11/15/2024	1,500	1,589

		3,240

Housing — 1.1%

Connecticut Housing Finance Authority, Housing Mortgage Finance Program

Series A-1, Rev., 4.00%, 11/15/2045	450	468

Series D, Subseries D-1, Rev., GNMA/FNMA/FHLMC, 4.00%, 11/15/2047	1,230	1,294

Subseries A-1, Rev., 4.00%, 11/15/2047	450	473

		2,235

Total Connecticut		5,475

Delaware — 1.3%

Hospital — 1.2%

Delaware State Health Facilities Authority, Beebe Medical Center Project Rev., 5.00%, 6/1/2034	2,200	2,437

Housing — 0.1%

Delaware State Housing Authority, Senior Single Family Mortgage Series A-1, Rev., AMT, 4.90%, 7/1/2029	240	245

Total Delaware		2,682

District of Columbia — 1.4%

Transportation — 0.6%

Washington Metropolitan Area Transit Authority, Gross Transit Bonds Series B, Rev., 5.00%, 7/1/2025	1,000	1,183

Water & Sewer — 0.8%

District of Columbia Water and Sewer Authority Public Utility, Subordinate Lien, Green Bonds Series A, Rev., 5.00%, 10/1/2045	1,500	1,672

Total District of Columbia		2,855

Florida — 8.7%

Certificate of Participation/Lease — 3.1%

South Florida Water Management District COP, 5.00%, 10/1/2032	2,250	2,583

The School Board of Miami-Dade County Series D, COP, 5.00%, 2/1/2027	3,000	3,507

		6,090

Hospital — 0.6%

Palm Beach County Health Facilities Authority, Hospital, BRRH Corp. Obligated Group Rev., 5.00%, 12/1/2021	1,100	1,181

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Housing — 0.2%

Florida Housing Finance Corp., Homeowner Mortgage, Special Program

Series A, Rev., GNMA/FNMA/FHLMC, 5.00%, 7/1/2028	90	91

Series B, Rev., GNMA COLL, 4.50%, 1/1/2029	120	121

Series B, Rev., GNMA/FNMA/FHLMC, 4.50%, 1/1/2029	210	214

		426

Industrial Development Revenue/Pollution Control Revenue — 0.7%

Broward County Fuel System, Fort Lauderdale Fuel Facilities LLC Project Series A, Rev., AMT, AGM, 5.00%, 4/1/2024	835	914

County of Escambia, Pollution Control, Gulf Power Company Project Rev., 2.10%, 4/11/2019 (c)	500	500

		1,414

Other Revenue — 1.2%

Miami Beach Redevelopment Agency, Historic Convention Village Series A, Rev., 5.00%, 2/1/2027	2,000	2,275

Utility — 2.9%

City of Port St. Lucie, Utility Systems Rev., NATL-RE, 5.25%, 9/1/2024	5,000	5,810

Total Florida		17,196

Georgia — 1.5%

Hospital — 0.5%

Gainesville and Hall County Hospital Authority, Northeast Georgia Health System, Inc. Project Series A, Rev., 5.00%, 2/15/2026	860	1,012

Housing — 1.0%

Georgia Housing and Finance Authority, Single Family Mortgage

Series A, Rev., 4.00%, 12/1/2047	650	683

Series B, Rev., 4.00%, 12/1/2047	1,180	1,243

		1,926

Total Georgia		2,938

Guam — 0.4%

Water & Sewer — 0.4%

Guam Government Waterworks Authority, Water and Wastewater System (Guam)

Rev., 5.00%, 7/1/2023	375	413

Rev., 5.00%, 7/1/2024	300	336

		749

Total Guam		749

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Illinois — 0.9%

Hospital — 0.2%

Illinois Finance Authority, Healthcare Enterprises, Inc. Series C, Rev., 5.00%, 3/1/2033	365	417

Housing — 0.7%

City of Aurora, Single Family Mortgage

Series B, Rev., GNMA/FNMA/FHLMC, 5.45%, 12/1/2039	118	118

Series A, Rev., AMT, GNMA/FNMA/FHLMC, 5.50%, 12/1/2039	123	123

City of Peoria, City of Moline and City of Freeport, Collateralized Single Family Mortgage Series A, Rev., GNMA COLL, 7.60%, 4/1/2027	10	10

Illinois Housing Development Authority, Homeowner Mortgage Series C, Rev., 3.50%, 8/1/2046	1,005	1,042

		1,293

Total Illinois		1,710

Indiana — 2.9%

Hospital — 1.0%

Indiana Health Facility Financing Authority, Ascension Health Credit Group Series A-1, Rev., 5.00%, 11/15/2034	1,670	1,887

Housing — 0.1%

Indiana Housing and Community Development Authority, Home First Mortgage Series A, Rev., GNMA/FNMA/FHLMC, 4.50%, 6/1/2028	280	286

Industrial Development Revenue/Pollution Control Revenue — 1.1%

County of St. Joseph, Economic Development, St. Mary’s College Project Series A, Rev., 5.00%, 4/1/2026	1,880	2,177

Water & Sewer — 0.7%

Indiana State Finance Authority, First Lien Wastewater Utility, CWA Authority Project Series A, Rev., 5.00%, 10/1/2030	1,250	1,385

Total Indiana		5,735

Iowa — 1.5%

Education — 0.6%

Iowa Student Loan Liquidity Corp., Student Loan Series A, Rev., AMT, 5.00%, 12/1/2025	1,000	1,138

Housing — 0.9%

Iowa Finance Authority, Single Family Mortgage, Mortgage-Backed Securities Program Series C, Rev., GNMA/FNMA/FHLMC, 3.50%, 1/1/2047	1,850	1,919

Total Iowa		3,057

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	25

JPMorgan Municipal Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Kentucky — 0.5%

Education — 0.3%

Kentucky Higher Education Student Loan Corp. Series A, Rev., AMT, 5.00%, 6/1/2020	515	532

Industrial Development Revenue/Pollution Control Revenue — 0.2%

County of Carroll, Pollution Control, Kentucky Utilities Company Project Series A, Rev., 1.05%, 9/1/2019 (c)	500	498

Total Kentucky		1,030

Louisiana — 0.4%

Housing — 0.0% (d)

East Baton Rouge Mortgage Finance Authority, Single Family Mortgage, Mortgage-Backed Securities Program Series 2009A-2, Rev., GNMA/FNMA/FHLMC, 5.25%, 10/1/2039	48	48

Other Revenue — 0.4%

Louisiana Local Government Environmental Facilities and Community Development Authority, LCTCS Act 391 Project Rev., 5.00%, 10/1/2028	670	804

Total Louisiana		852

Maine — 0.6%

Housing — 0.6%

Maine State Housing Authority

Series A-1, Rev., AMT, 4.50%, 11/15/2028	175	180

Series B, Rev., 4.00%, 11/15/2043	150	154

Series A, Rev., 4.00%, 11/15/2045	770	801

		1,135

Total Maine		1,135

Maryland — 0.7%

Housing — 0.7%

Montgomery County Housing Opportunities Commission, Single Family Mortgage Series A, Rev., 4.00%, 7/1/2048	1,335	1,408

Massachusetts — 6.3%

Education — 1.1%

Massachusetts Educational Financing Authority, Education Loan Rev., AMT, 5.00%, 7/1/2021	1,000	1,065

Massachusetts Health and Educational Facilities Authority, Massachusetts Institute of Technology Series L, Rev., 5.25%, 7/1/2033	820	1,079

		2,144

Housing — 0.2%

Massachusetts Housing Finance Agency, Single Family Housing

Series 169, Rev., 4.00%, 12/1/2044	205	211

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Housing — continued

Series 183, Rev., 3.50%, 12/1/2046	330	339

		550

Water & Sewer — 5.0%

Massachusetts Clean Water Trust, Pool Program Rev., 5.25%, 8/1/2024	3,000	3,548

Massachusetts Water Resources Authority

Series B, Rev., AGM, 5.25%, 8/1/2028	3,000	3,804

Series B, Rev., AGM, 5.25%, 8/1/2029	2,000	2,558

		9,910

Total Massachusetts		12,604

Michigan — 1.5%

Education — 0.3%

Eastern Michigan University Series A, Rev., 5.00%, 3/1/2030	575	670

Housing — 0.5%

Michigan State Housing Development Authority, Single-Family Mortgage Series B, Rev., 3.50%, 6/1/2047	1,015	1,050

Industrial Development Revenue/Pollution Control Revenue — 0.7%

Michigan Strategic Fund, The Detroit Edison Company Pollution Control Bonds Project Series CC, Rev., 1.45%, 9/1/2021 (c)	570	551

Saginaw County Economic Development Corp., BGI South LLC-Recovery Zone Rev., 5.00%, 12/1/2020	735	760

		1,311

Total Michigan		3,031

Minnesota — 3.3%

General Obligation — 0.0% (d)

State of Minnesota Series A, GO, 5.00%, 10/1/2021 (e)	35	38

Hospital — 0.6%

City of Rochester, Health Care Facilities, Mayo Clinic Series B, Rev., 5.00%, 11/15/2029	965	1,211

Housing — 2.7%

Dakota County Community Development Agency, Single Family Mortgage, Mortgage-Backed Securities Program

Series A, Rev., GNMA/FNMA/FHLMC, 4.50%, 6/1/2035	280	287

Series B, Rev., GNMA/FNMA/FHLMC, 5.15%, 12/1/2038	3	3

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Municipal Bonds — continued

Housing — continued

Series A, Rev., GNMA/FNMA/FHLMC, 5.13%, 12/1/2040	196	196

Minneapolis/St. Paul Housing Finance Board, Single Family Mortgage, Mortgage-Backed Securities Program, City Living Home Programs

Series A-1, Rev., GNMA/FNMA/FHLMC, 5.25%, 12/1/2040	54	54

Series A-2, Rev., GNMA/FNMA/FHLMC, 5.52%, 3/1/2041	350	354

Minnesota Housing Finance Agency, Homeownership Finance, Mortgage-Backed Securities Program

Series A, Rev., GNMA/FNMA/FHLMC, 4.25%, 7/1/2028	100	101

Series D, Rev., GNMA/FNMA/FHLMC, 4.50%, 7/1/2034	135	139

Minnesota Housing Finance Agency, Non Profit Housing, State Appropriation

Rev., 5.25%, 8/1/2024	1,015	1,099

Rev., 5.25%, 8/1/2025	1,070	1,158

Rev., 5.25%, 8/1/2026	825	892

Minnesota Housing Finance Agency, Residential Housing Finance

Series D, Rev., GNMA/FNMA/FHLMC, 4.00%, 7/1/2040	165	168

Series B, Rev., GNMA/FNMA/FHLMC COLL, 4.00%, 7/1/2047	855	898

		5,349

Total Minnesota		6,598

Mississippi — 0.9%

Housing — 0.9%

Mississippi Home Corp., Home Ownership Mortgage Series A, Rev., GNMA COLL, 4.50%, 12/1/2031	215	219

Mississippi Home Corp., Single Family Mortgage Series 2019A, Rev., GNMA/FNMA/FHLMC, 4.00%, 12/1/2048 (f)	1,515	1,624

		1,843

Total Mississippi		1,843

Missouri — 1.4%

Hospital — 0.6%

Health and Educational Facilities Authority of the State of Missouri, Mercy Health Series A, Rev., 5.00%, 6/1/2031	1,000	1,182

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Housing — 0.8%

Missouri Housing Development Commission, Single Family Mortgage, First Place Homeownership Loan Program Series B, Rev., GNMA/FNMA/FHLMC COLL, 3.50%, 5/1/2041	1,545	1,592

Missouri Housing Development Commission, Single Family Mortgage, Special Homeownership Loan Program Series E-1, Rev., GNMA/FNMA/FHLMC, 5.00%, 11/1/2027	100	102

		1,694

Total Missouri		2,876

Nebraska — 1.0%

Hospital — 1.0%

Madison County Hospital Authority No. 1, Faith Regional Health Services Project

Rev., 5.00%, 7/1/2030	1,020	1,123

Rev., 5.00%, 7/1/2031	720	788

		1,911

Total Nebraska		1,911

Nevada — 0.7%

Hospital — 0.7%

City of Carson, Carson Tahoe Regional Healthcare Project

Rev., 5.00%, 9/1/2026	555	641

Rev., 5.00%, 9/1/2029	620	706

		1,347

Total Nevada		1,347

New Hampshire — 2.7%

Education — 2.7%

City of Manchester, School Facilities

Rev., NATL-RE, 5.50%, 6/1/2024	3,545	4,161

Rev., NATL-RE, 5.50%, 6/1/2027	900	1,117

		5,278

Total New Hampshire		5,278

New Jersey — 4.0%

Education — 1.0%

New Jersey Higher Education Student Assistance Authority, Senior Student Loan Series 1A, Rev., AMT, 5.00%, 12/1/2024	1,750	1,982

General Obligation — 0.7%

Egg Harbor Township School District GO, AGM, 5.75%, 7/15/2024	1,215	1,442

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	27

JPMorgan Municipal Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Municipal Bonds — continued

Hospital — 1.6%

New Jersey Health Care Facilities Financing Authority, University Hospital Issue

Series A, Rev., AGM, 5.00%, 7/1/2022	1,000	1,089

Series A, Rev., AGM, 5.00%, 7/1/2023	820	910

Series A, Rev., AGM, 5.00%, 7/1/2026	1,095	1,257

		3,256

Housing — 0.7%

New Jersey Housing and Mortgage Finance Agency, Single Family Housing Series A, Rev., 4.50%, 10/1/2048	1,230	1,332

Total New Jersey		8,012

New York — 5.4%

Housing — 1.5%

New York Mortgage Agency, Homeowner Mortgage

Series 197, Rev., 3.50%, 10/1/2044	1,305	1,345

Series 195, Rev., 4.00%, 10/1/2046	1,360	1,417

New York State Mortgage Agency, 39th Series Rev., 5.00%, 4/1/2028	110	112

		2,874

Transportation — 1.7%

Metropolitan Transportation Authority, Dedicated Tax Fund Series A, Rev., 5.00%, 11/15/2029	1,000	1,107

Port Authority of New York and New Jersey, Consolidated, 194th Series Rev., 5.00%, 10/15/2030	2,000	2,331

		3,438

Water & Sewer — 2.2%

New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution, Fiscal Year 2015 Series FF, Rev., 5.00%, 6/15/2031	1,000	1,160

New York State Environmental Facilities Corp., State Clean Water and Drinking Water Revolving Funds, New York City Municipal Water Finance Authority Projects — Second Resolution Series B, Rev., 5.00%, 6/15/2028	3,000	3,230

		4,390

Total New York		10,702

North Carolina — 0.6%

Other Revenue — 0.6%

County of Randolph, Limited Obligation Series B, Rev., 5.00%, 10/1/2026	1,000	1,214

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

North Dakota — 3.0%

Housing — 1.9%

North Dakota Housing Finance Agency, Home Mortgage Finance Program

Series D, Rev., 4.50%, 1/1/2029	190	191

Series F, Rev., AMT, 4.50%, 1/1/2035	180	183

Series D, Rev., 3.50%, 7/1/2046	470	487

Series D, Rev., 4.00%, 7/1/2046	1,455	1,517

Series D, Rev., FHA, 4.00%, 1/1/2048	1,365	1,441

		3,819

Utility — 1.1%

McLean County, Solid Waste Facilities, Great River Energy Project Series A, Rev., 4.88%, 7/1/2026	2,000	2,063

Total North Dakota		5,882

Ohio — 4.6%

General Obligation — 0.9%

Lakota Local School District Series A, GO, NATL-RE, 5.25%, 12/1/2025	1,500	1,804

Housing — 0.6%

Ohio Housing Finance Agency Residential Mortgage, Mortgage-Backed Securities Program Series D, Rev., GNMA/FNMA/FHLMC, 4.00%, 3/1/2047	1,095	1,149

Ohio Housing Finance Agency, Single Family Mortgage Series 1, Rev., GNMA/FNMA/FHLMC, 5.00%, 11/1/2028	10	10

		1,159

Industrial Development Revenue/Pollution Control Revenue — 2.6%

Ohio State Water Development Authority, Water Pollution Control Loan Fund

Series 2019A, Rev., 5.00%, 6/1/2029 (f)	2,645	3,286

Series B, Rev., 5.00%, 12/1/2029	1,615	1,898

		5,184

Utility — 0.5%

American Municipal Power, Inc., Solar Electricity Prepayment Project Series 2019A, Rev., 5.00%, 2/15/2035	850	988

Total Ohio		9,135

Oklahoma — 0.2%

Housing — 0.2%

Oklahoma County Home Finance Authority, Single Family Mortgage-Backed Securities Program Series A, Rev., AMT, GNMA/FNMA/FHLMC, 5.40%, 10/1/2038	315	322

Oklahoma Housing Finance Agency, Single Family Mortgage, Homeownership Loan Program Series A, Rev., GNMA COLL, 4.38%, 9/1/2027	100	101

		423

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Other Revenue — 0.0% (d)

IDK Partners III Trust, Mortgage Pass-Through Certificates Class A, Rev., 5.10%, 8/1/2023‡	14	14

Total Oklahoma		437

Oregon — 0.3%

Housing — 0.3%

Oregon State Housing and Community Services Department, Single Family Mortgage Program Series B, Rev., AMT, 5.00%, 7/1/2030	535	554

Pennsylvania — 4.5%

Housing — 1.0%

Pennsylvania Housing Finance Agency, Single Family Mortgage

Series 121, Rev., 3.50%, 10/1/2046	1,515	1,563

Series 122, Rev., 4.00%, 10/1/2046	455	477

		2,040

Industrial Development Revenue/Pollution Control Revenue — 2.5%

Philadelphia Authority for Industrial Development, City Service Agreement, Affordable Housing Preservation Programs Project

Rev., 5.00%, 12/1/2023	2,020	2,287

Rev., AGM, 5.00%, 12/1/2026	1,550	1,841

Rev., AGM, 5.00%, 12/1/2027	680	803

		4,931

Other Revenue — 1.0%

Philadelphia Redevelopment Authority, Neighborhood Transformation Initiative Rev., 5.00%, 4/15/2019	2,000	2,007

Total Pennsylvania		8,978

Rhode Island — 1.0%

Housing — 1.0%

Rhode Island Housing and Mortgage Finance Corp., Multi-Family Housing Series 1-A, Rev., 1.70%, 10/1/2019 (c)	2,000	1,998

South Carolina — 1.3%

Housing — 0.7%

South Carolina State Housing Finance and Development Authority

Series 1, Rev., GNMA COLL, 5.00%, 1/1/2028	95	96

Series A, Rev., 4.00%, 1/1/2047	360	377

Series B, Rev., FHA, GNMA/FNMA/FHLMC, 4.00%, 7/1/2047	855	901

		1,374

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Other Revenue — 0.6%

Town of Hilton Head Island, Beach Preservation Fee Pledge Rev., 5.00%, 8/1/2026	1,000	1,167

Total South Carolina		2,541

South Dakota — 2.0%

Housing — 2.0%

South Dakota Housing Development Authority, Homeownership Mortgage

Series D, Rev., 4.00%, 11/1/2045	1,665	1,729

Series A, Rev., 4.00%, 5/1/2049	2,090	2,238

		3,967

Total South Dakota		3,967

Tennessee — 1.0%

Housing — 1.0%

Tennessee Housing Development Agency, Housing Finance Program Series A-1, Rev., 5.00%, 1/1/2027	20	20

Tennessee Housing Development Agency, Residential Finance Program

Series 2B, Rev., 4.00%, 7/1/2043	200	207

Rev., 3.50%, 1/1/2048	1,780	1,847

		2,074

Total Tennessee		2,074

Texas — 5.1%

General Obligation — 1.4%

Socorro Independent School District Series A, GO, PSF-GTD, 5.00%, 8/15/2024	2,000	2,321

State of Texas, Water Financial Assistance Series D, GO, 5.00%, 5/15/2033	450	518

		2,839

Hospital — 0.4%

Irving Hospital Authority, Baylor Scott and White Medical Center

Series 2017A, Rev., 5.00%, 10/15/2026	250	293

Series 2017A, Rev., 5.00%, 10/15/2027	500	580

		873

Housing — 0.7%

Multi-Family Housing, Bond Pass-Through Certificates, Grand Reserve Apartments Series 8, Rev., 5.95%, 11/1/2023 (c)	1,010	1,011

Texas Department of Housing and Community Affairs, Residential Mortgage Series A, Rev., GNMA/FNMA/FHLMC, 5.00%, 7/1/2029	305	316

		1,327

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	29

JPMorgan Municipal Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Municipal Bonds — continued

Other Revenue — 0.6%

Central Texas Regional Mobility Authority Rev., 5.00%, 1/1/2046	1,000	1,087

Transportation — 1.6%

Dallas Area Rapid Transit, Senior Lien Series A, Rev., 5.00%, 12/1/2032	2,800	3,235

Water & Sewer — 0.4%

City of Austin, Water and Wastewater System Rev., 5.00%, 11/15/2027	665	816

Total Texas		10,177

Utah — 4.2%

Housing — 2.6%

Utah Housing Corp., Single Family Mortgage Series D-2, Class III, Rev., FHA, 4.00%, 1/1/2045	1,385	1,452

Utah State Board of Regents, Student Fee and Housing System Rev., NATL-RE, 5.25%, 4/1/2023	3,245	3,658

		5,110

Other Revenue — 0.6%

Utah Transit Authority, Sales Tax Series C, Rev., AGM, 5.25%, 6/15/2029	970	1,211

Utility — 1.0%

Utah Associated Municipal Power System, Horse Butte Wind Project Series B, Rev., 5.00%, 9/1/2033	1,700	1,959

Total Utah		8,280

Vermont — 3.3%

Education — 2.5%

Vermont Student Assistance Corp., Education Loan

Series A, Rev., AMT, 5.00%, 6/15/2023	1,000	1,093

Series A, Rev., AMT, 5.00%, 6/15/2024	1,400	1,550

Series A, Rev., AMT, 5.00%, 6/15/2025	2,150	2,408

		5,051

Housing — 0.8%

Vermont Housing Finance Agency, Multiple Purpose

Series B, Rev., AMT, 4.13%, 11/1/2042	155	157

Series B, Rev., AMT, 3.75%, 11/1/2045	1,390	1,430

		1,587

Total Vermont		6,638

Washington — 5.5%

Hospital — 1.1%

Washington Health Care Facilities Authority, Multicare Health System Series B, Rev., 5.00%, 8/15/2035	1,850	2,127

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Housing — 1.5%

Washington Housing Finance Commission, Single-Family Program

Series 2A-R, Rev., AMT, 3.50%, 12/1/2046	365	374

Series 2N, Rev., GNMA/FNMA/FHLMC, 3.50%, 6/1/2047	2,580	2,667

		3,041

Other Revenue — 2.9%

FYI Properties, State of Washington District Project — Green Bonds Rev., 5.00%, 6/1/2039	5,000	5,732

Total Washington		10,900

Wisconsin — 3.5%

Education — 2.8%

Wisconsin Health and Educational Facilities Authority, Agnesian Healthcare, Inc.

Rev., 5.00%, 7/1/2024	250	286

Rev., 5.00%, 7/1/2025	250	291

Wisconsin Health and Educational Facilities Authority, Franciscan Sisters of Christian Charity Sponsored Ministries, Inc.

Series 2017A, Rev., 5.00%, 9/1/2022	520	555

Series 2017A, Rev., 5.00%, 9/1/2023	550	596

Series 2017A, Rev., 5.00%, 9/1/2024	580	637

Series 2017A, Rev., 5.00%, 9/1/2025	235	261

Series 2017A, Rev., 5.00%, 9/1/2026	385	433

Series 2017A, Rev., 5.00%, 9/1/2027	785	890

Wisconsin Health and Educational Facilities Authority, Marshfield Clinic Health System, Inc.

Series C, Rev., 5.00%, 2/15/2027	400	467

Series C, Rev., 5.00%, 2/15/2028	575	667

Series C, Rev., 5.00%, 2/15/2029	375	431

		5,514

Hospital — 0.7%

Wisconsin Health and Educational Facilities Authority, Milwaukee Regional Medical Center Thermal Service Rev., 5.00%, 4/1/2035	1,165	1,345

Total Wisconsin		6,859

Total Municipal Bonds (Cost $188,957)		192,484

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-term Investments — 7.1%

Investment Companies — 7.1%

JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 1.57% (g) (h) (Cost $14,034)	14,034	14,034

Total Investments — 104.0% (Cost $202,991)		206,518
Liabilities in Excess of Other Assets — (4.0%)		(7,960)

NET ASSETS — 100.0%		198,558

Percentages indicated are based on net assets.

Abbreviations

AGM	Insured by Assured Guaranty Municipal Corp.
AMT	Alternative Minimum Tax
BRRH	Boca Raton Regional Hospital
CHESLA	Connecticut Higher Education Supplemental Loan Authority
COLL	Collateral
COP	Certificate of Participation
FHA	Federal Housing Administration
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
GO	General Obligation
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
NATL	Insured by National Public Finance Guarantee Corp.
PSF-GTD	Permanent School Fund Guaranteed
RE	Reinsured
Rev.	Revenue
USD	United States Dollar

(a)	The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(b)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of February 28, 2019.
(c)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of February 28, 2019.
(d)	Amount rounds to less than 0.1% of net assets.
(e)	Security is prerefunded or escrowed to maturity.
(f)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(g)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(h)	The rate shown is the current yield as of February 28, 2019.
‡	Value determined using significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	31

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — 98.9% (a)

Alabama — 1.6%

Other Revenue — 0.1%

Montgomery County Public Building Authority, Revenue Refunding Warrants, Facilities Project Rev., 5.00%, 3/1/2023	500	560

Utility — 1.5%

Black Belt Energy Gas District, Gas Prepay Series 2018B-2, Rev., (SIFMA Municipal Swap Index Yield + 0.62%), 2.36%, 3/7/2019 (b)	7,500	7,330

Black Belt Energy Gas District, Gas Supply Series 2016A, Rev., LIQ: Royal Bank of Canada, 4.00%, 6/1/2021 (c)	8,320	8,627

Southeast Alabama Gas District, Project No. 1

Series A, Rev., 5.00%, 4/1/2021	2,865	3,003

Series A, Rev., 5.00%, 4/1/2022	3,220	3,442

		22,402

Total Alabama		22,962

Alaska — 0.0% (d)

Utility — 0.0% (d)

City of Anchorage, Electric Utilities, Senior Lien Series 2014A, Rev., 5.00%, 12/1/2023	500	572

Arizona — 1.8%

Certificate of Participation/Lease — 0.0% (d)

Arizona School Facilities Board Series 2013 A-1, COP, 5.00%, 9/1/2019	500	508

General Obligation — 0.2%

City of Scottsdale GO, 5.00%, 7/1/2022	2,550	2,823

Hospital — 0.3%

Arizona Health Facilities Authority, Scottsdale Lincoln Hospitals Series 2014A, Rev., 5.00%, 12/1/2025	3,540	4,033

Industrial Development Revenue/Pollution Control Revenue — 1.3%

Maricopa County Industrial Development Authority, Banner Health

Series B, Rev., 5.00%, 10/18/2022 (c)	7,370	8,180

Series C, Rev., 5.00%, 10/18/2024 (c)	9,000	10,427

		18,607

Other Revenue — 0.0% (d)

Town of Marana, Excise Tax

Series B, Rev., 4.00%, 7/1/2020	75	77

Series B, Rev., 5.00%, 7/1/2021	100	107

		184

Total Arizona		26,155

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Arkansas — 0.8%

Education — 0.3%

University of Arkansas, UAMS Campus

Rev., 5.00%, 3/1/2020	535	552

Rev., 5.00%, 3/1/2025	500	589

Rev., 5.00%, 3/1/2026	1,000	1,168

University of Central Arkansas, Student Housing System

Series A, Rev., 5.00%, 11/1/2021	1,600	1,728

Series 2019C, Rev., AGM, 4.00%, 11/1/2025	110	122

Series 2019C, Rev., AGM, 4.00%, 11/1/2026	240	265

Series 2019C, Rev., AGM, 4.00%, 11/1/2027	180	198

		4,622

Other Revenue — 0.5%

Arkansas Development Finance Authority, Department of Community Correction Project Rev., 5.00%, 11/1/2026	325	388

City of Little Rock, Hotel and Restaurant Rev., 5.00%, 7/1/2020	580	605

City of Rogers Series B, Rev., 5.00%, 11/1/2027	3,855	4,585

County of Sharp

Rev., 5.00%, 3/1/2024	595	669

Rev., 5.00%, 3/1/2025	600	686

Rev., 5.00%, 3/1/2026	685	794

		7,727

Total Arkansas		12,349

California — 23.1%

Certificate of Participation/Lease — 0.1%

City of Chula Vista, Police Facility Project

COP, 5.00%, 10/1/2021	360	391

COP, 5.00%, 10/1/2022	465	519

COP, 5.00%, 10/1/2023	1,000	1,145

Goleta Water District Series A, COP, AGM, 5.00%, 12/1/2020	140	148

		2,203

Education — 1.1%

California Educational Facilities Authority, Claremont McKenna College Series 2015A, Rev., 4.00%, 1/1/2024	1,675	1,862

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Education — continued

California Municipal Finance Authority, California Lutheran University

Rev., 5.00%, 10/1/2025	275	322

Rev., 5.00%, 10/1/2026	150	178

Rev., 5.00%, 10/1/2027	150	180

Regents of the University of California Series AK, Rev., 5.00%, 5/15/2023 (c)	11,505	13,102

		15,644

General Obligation — 8.6%

Allan Hancock Joint Community College District GO, 5.00%, 8/1/2022	1,050	1,174

City and County of San Francisco Series 2014A, GO, 5.00%, 6/15/2025	5,310	5,904

County of Los Angeles, Community College District Series C, GO, 5.00%, 6/1/2026	5,000	6,133

County of Sacramento, San Juan Unified School District, Election of 2002

GO, 5.00%, 8/1/2019	860	873

GO, 5.00%, 8/1/2020	775	814

County of Santa Clara, Moreland School District GO, 5.00%, 8/1/2021	1,000	1,084

County of Santa Clara, San Jose Unified School District GO, 5.00%, 8/1/2023	350	403

Grossmont Healthcare District

Series D, GO, 5.00%, 7/15/2026	1,225	1,426

Series D, GO, 5.00%, 7/15/2027	1,285	1,489

Grossmont Healthcare District, Election of 2006 Series C, GO, 5.00%, 7/15/2026	1,000	1,164

Novato Unified School District

Series A, GO, 4.00%, 2/1/2022	535	574

Series A, GO, 5.00%, 2/1/2023	685	778

Series A, GO, 5.00%, 2/1/2024	870	1,015

Series A, GO, 5.00%, 8/1/2025	1,500	1,757

Series A, GO, 5.00%, 8/1/2026	1,800	2,103

Oak Grove School District GO, 5.00%, 8/1/2023	1,200	1,378

Placentia-Yorba Linda Unified School District GO, 5.00%, 8/1/2025	1,770	2,128

Salinas Union High School District GO, BAN, Zero Coupon, 8/1/2020	2,000	1,942

San Diego Unified School District, Dedicated Unlimited Ad Valorem Property Tax Series R-3, GO, 5.00%, 7/1/2019	6,310	6,384

San Diego Unified School District, Election of 2012 Series F, GO, 5.00%, 7/1/2029	550	651

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

General Obligation — continued

San Francisco Bay Area Rapid Transit District, Election of 2004

Series D, GO, 3.00%, 8/1/2022	2,735	2,878

Series D, GO, 5.00%, 8/1/2027	1,500	1,800

Series D, GO, 5.00%, 8/1/2028	1,685	2,017

San Francisco Unified School District, Proposition A, Election of 2011 Series B, GO, 5.00%, 6/15/2024	5,190	5,771

San Mateo County Community College District

GO, 5.00%, 9/1/2025	700	825

GO, 5.00%, 9/1/2026	1,095	1,289

Santa Barbara Unified School District

Series A, GO, 4.00%, 8/1/2022	30	32

Series B, GO, 5.00%, 8/1/2026	50	62

State of California, Various Purpose

Series B, GO, 5.00%, 9/1/2023	2,810	3,206

GO, 5.00%, 11/1/2023	3,560	4,077

GO, 5.00%, 3/1/2026	13,210	15,505

GO, 5.00%, 9/1/2026	4,900	5,932

GO, 4.00%, 8/1/2028	4,000	4,462

GO, 5.00%, 9/1/2028	2,500	2,701

GO, 4.00%, 8/1/2029	4,180	4,629

GO, 5.00%, 8/1/2029	7,830	9,275

GO, 4.00%, 8/1/2030	10,000	10,986

Whittier Union School District GO, 5.00%, 8/1/2023	10,495	12,049

		126,670

Hospital — 1.7%

California Health Facilities Financing Authority, Cedars-Sinai Medical Center Rev., 5.00%, 11/15/2025	1,850	2,230

California Health Facilities Financing Authority, Providence Health and Services

Series 2014A, Rev., 5.00%, 10/1/2021	750	811

Series 2014A, Rev., 5.00%, 10/1/2022	1,500	1,667

California Health Facilities Financing Authority, St. Joseph Health System

Series 2013C, Rev., 5.00%, 10/15/2019 (c)	5,000	5,097

Series 2013D, Rev., 5.00%, 10/15/2020 (c)	12,870	13,518

California Municipal Finance Authority, NorthBay Healthcare Group

Series 2017A, Rev., 5.00%, 11/1/2023	500	548

Series 2017A, Rev., 5.00%, 11/1/2024	800	890

Series 2017A, Rev., 5.00%, 11/1/2025	745	838

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	33

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Hospital — continued

California Statewide Communities Development Authority, Marin General Hospital Project Series 2018A, Rev., 5.00%, 8/1/2028	250	301

		25,900

Housing — 0.1%

Anaheim Housing and Public Improvements Authority, Electric Utility Distribution System Series 2016A, Rev., 5.00%, 10/1/2032	1,725	1,874

Other Revenue — 3.3%

Alameda County Transport Authority, Sales Tax

Rev., 4.00%, 3/1/2019	5,000	5,001

Rev., 5.00%, 3/1/2020	1,240	1,283

Rev., 4.00%, 3/1/2022	5,000	5,374

California Infrastructure and Economic Development Bank, The J. Paul Getty Trust

Series 2013A-2, Rev., VRDO, 2.07%, 4/1/2019 (c)	3,250	3,250

Series 2011A-3, Rev., (ICE LIBOR USD 3 Month + 0.37%), 2.21%, 4/1/2019 (b)	8,000	8,017

Series 2011A-4, Rev., (ICE LIBOR USD 3 Month + 0.37%), 2.21%, 4/1/2019 (b)	7,000	7,016

California Municipal Finance Authority, Biola University

Rev., 4.00%, 10/1/2019	205	208

Rev., 5.00%, 10/1/2021	370	399

Contra Costa County Transportation Authority, Sales Tax

Series B, Rev., 5.00%, 3/1/2019	1,750	1,751

Series A, Rev., 4.00%, 3/1/2023	3,420	3,762

Series A, Rev., 5.00%, 3/1/2023	2,420	2,756

Series A, Rev., 5.00%, 3/1/2024	2,000	2,341

Golden State Tobacco Securitization Corp., Tobacco Settlement Series A, Rev., 5.00%, 6/1/2021	1,000	1,072

Riverside Community Properties Development, Inc., Riverside County Law Building Project Rev., 5.00%, 10/15/2019 (e)	780	797

San Diego County Regional Transportation Commission, Sales Tax

Series A, Rev., 5.00%, 4/1/2021	250	268

Series A, Rev., 5.00%, 4/1/2022	100	111

San Francisco Bay Area Rapid Transit District, Sales Tax

Series A, Rev., 5.00%, 7/1/2024	525	619

Series A, Rev., 5.00%, 7/1/2025	905	1,094

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Other Revenue — continued

San Francisco State Building Authority and Oakland State Building Authority, Elihu M. Harris State Office Building Series A, Rev., 5.00%, 12/1/2022	1,700	1,904

Sonoma County Transportation Authority, Sales Tax Rev., 5.00%, 12/1/2024	1,000	1,192

		48,215

Prerefunded — 0.4%

Anaheim Housing and Public Improvements Authority, Electric Utility Distribution System Series 2016A, Rev., 5.00%, 10/1/2021 (e)	1,275	1,388

California State Public Works Board, California State University Series 2009E, Rev., 5.00%, 4/1/2019 (e)	1,160	1,163

California State Public Works Board, California State University, Davidson Library at Santa Barbara Series 2013C, Rev., 5.00%, 3/1/2023 (e)	2,820	3,199

		5,750

Transportation — 3.3%

Bay Area Toll Authority, Toll Bridge, San Francisco Bay Area

Series G, Rev., (SIFMA Municipal Swap Index Yield + 0.60%), 2.34%, 3/7/2019 (b)	9,000	9,009

Series S-7, Rev., 4.00%, 4/1/2029	20,000	22,542

City of Los Angeles Department of Airports

Series C, Rev., 5.00%, 5/15/2019	1,000	1,006

Series A, Rev., AMT, 5.00%, 5/15/2021	1,590	1,691

Series C, Rev., 5.00%, 5/15/2022	750	834

Series D, Rev., AMT, 5.00%, 5/15/2022	3,380	3,688

Series B, Rev., 4.00%, 5/15/2024	365	403

Series C, Rev., 5.00%, 5/15/2024	700	821

Series D, Rev., AMT, 5.00%, 5/15/2027	2,700	3,106

Series D, Rev., AMT, 5.00%, 5/15/2028	1,950	2,238

Series D, Rev., AMT, 5.00%, 5/15/2029	2,550	2,918

Orange County Local Transportation Authority Rev., 5.00%, 2/15/2025	425	508

		48,764

Utility — 1.5%

City of Los Angeles, Department of Water and Power, Water System Series A, Rev., 5.00%, 7/1/2025	100	120

Sacramento Municipal Utility District, Electric

Series E, Rev., 5.00%, 8/15/2022	2,740	3,067

Series E, Rev., 5.00%, 8/15/2027	105	132

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Utility — continued

San Francisco City and County Public Utilities Commission Water, Green Bonds Series C, Rev., 2.12%, 10/1/2023 (c)	10,000	10,098

Southern California, Public Power Authority Canyon Power Project Series A, Rev., 5.00%, 7/1/2026	1,000	1,081

Southern California, Public Power Authority, Magnolia Power Project Series 1, Rev., 2.00%, 7/1/2020 (c)	7,000	7,017

Walnut Energy Center Authority Series A, Rev., 5.00%, 1/1/2023	400	449

		21,964

Water & Sewer — 3.0%

Burlingame Financing Authority Water and Wastewater Rev., 4.00%, 4/1/2020	250	257

California State Department of Water Resources, Central Valley Project Water System Series AU, Rev., (SIFMA Municipal Swap Index Yield + 0.22%), 1.96%, 3/7/2019 (b)	10,000	10,039

California State Department of Water Resources, Power Supply Series L, Rev., 5.00%, 5/1/2019	15,000	15,083

City of Los Angeles, Wastewater System Subordinate Series A, Rev., 5.00%, 6/1/2022	2,750	3,059

East Bay Municipal Utility District, Wastewater System

Series B, Rev., 5.00%, 6/1/2019	2,330	2,350

Series A, Rev., 5.00%, 6/1/2020	3,000	3,131

Eastern Municipal Water District, Water and Wastewater

Series C, Rev., 5.00%, 7/1/2021	2,530	2,736

Series C, Rev., 5.00%, 7/1/2022	1,700	1,896

Metropolitan Water District of Southern California Series C-1, Rev., 3.00%, 10/1/2019 (c)	6,105	6,134

		44,685

Total California		341,669

Colorado — 1.8%

Certificate of Participation/Lease — 0.3%

City of Aurora

COP, 3.00%, 12/1/2020	125	128

COP, 4.00%, 12/1/2022	375	404

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Certificate of Participation/Lease — continued

City of Longmont

Series A, COP, 5.00%, 12/1/2021	100	109

Series A, COP, 5.00%, 12/1/2022	100	111

Series A, COP, 5.00%, 12/1/2024	100	113

County of Boulder, Flood Reconstruction Projects

COP, 5.00%, 12/1/2022	720	760

COP, 5.00%, 12/1/2023	500	528

COP, 5.00%, 12/1/2025	500	528

County of Eagle COP, 5.00%, 12/1/2022	200	223

State of Colorado Department of Transportation, Headquarters Facilities Lease Purchase Agreement

COP, 3.00%, 6/15/2020	250	254

COP, 3.00%, 6/15/2021	1,000	1,028

		4,186

Education — 0.3%

University of Colorado, Enterprise System Series A-2, Rev., 5.00%, 6/1/2022	1,080	1,194

University of Colorado, University Enterprise Series A, Rev., 5.00%, 6/1/2022	3,150	3,483

		4,677

General Obligation — 0.1%

Counties of Gunnison, Watershed School District No. 1

GO, 4.00%, 12/1/2022	300	325

GO, 5.00%, 12/1/2026	500	581

		906

Hospital — 0.3%

Colorado Health Facilities Authority, Parkview Medical Center, Inc. Project Rev., 5.00%, 9/1/2022	150	165

Colorado Health Facilities Authority, Valley View Hospital Association Project Rev., 2.80%, 5/15/2023 (c)	1,150	1,162

University of Colorado Hospital Authority Series C-1, Rev., 4.00%, 3/1/2020 (c)	2,620	2,647

		3,974

Housing — 0.3%

Adams County Colorado Housing Authority Multifamily Housing, Baker School Apartment Project Rev., 1.50%, 11/1/2019 (c)	5,000	4,989

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	35

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Other Revenue — 0.1%

Denver Convention Center Hotel Authority

Rev., 4.00%, 12/1/2019	375	380

Rev., 4.00%, 12/1/2020	500	515

		895

Prerefunded — 0.2%

Regional Transportation District Series A, COP, 5.00%, 6/1/2020 (e)	3,700	3,851

Transportation — 0.2%

E-470 Public Highway Authority, Senior LIBOR Index Series A, Rev., (ICE LIBOR USD 1 Month + 0.90%), 2.57%, 3/7/2019 (b)	2,500	2,498

Total Colorado		25,976

Connecticut — 3.2%

Education — 2.3%

Connecticut State Health and Educational Facility Authority, Sacred Heart University Series I-1, Rev., 5.00%, 7/1/2031	400	462

State of Connecticut, Health and Educational Facilities Authority, Hartford Healthcare Issue Series G, Rev., (ICE LIBOR USD 1 Month + 0.95%), 2.64%, 4/1/2019 (b)	15,000	15,127

State of Connecticut, Health and Educational Facilities Authority, Yale New Haven Health Issue Series B, Rev., (ICE LIBOR USD 1 Month + 0.55%), 2.22%, 4/1/2019 (b)	18,775	18,794

		34,383

General Obligation — 0.1%

State of Connecticut, SIFMA Index Series B, GO, (SIFMA Municipal Swap Index Yield + 0.49%), 2.23%, 3/7/2019 (b)	1,500	1,499

Special Tax — 0.8%

State of Connecticut Special Tax Transportation Infrastructure Purposes Series C, Rev., 5.00%, 10/1/2026	10,000	11,721

Total Connecticut		47,603

Delaware — 0.0% (d)

General Obligation — 0.0% (d)

State of Delaware GO, 5.00%, 7/1/2019	120	121

District of Columbia — 0.2%

Hospital — 0.0% (d)

District of Columbia Children’s Hospital Rev., 5.00%, 7/15/2021	500	536

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Transportation — 0.2%

Metropolitan Washington Airports Authority, Airport System Series C, Rev., 5.00%, 10/1/2021	1,475	1,600

Washington Metropolitan Area Transit Authority Series B, Rev., 5.00%, 7/1/2029	1,120	1,340

		2,940

Total District of Columbia		3,476

Florida — 1.1%

Certificate of Participation/Lease — 0.1%

School Board of Duval County Series B, COP, 5.00%, 7/1/2021	750	804

Seminole County School Board

Series A, COP, 5.00%, 7/1/2019	200	202

Series A, COP, 5.00%, 7/1/2020	210	219

		1,225

Education — 0.8%

Board of Governors of the University of Florida, Student Activity Rev., 5.00%, 7/1/2020	1,660	1,732

State of Florida, State Board of Education Lottery Series B, Rev., 5.00%, 7/1/2027	8,540	10,182

		11,914

General Obligation — 0.1%

Reedy Creek Improvement District Series B, GO, 4.00%, 6/1/2019	1,000	1,006

Transportation — 0.1%

Miami-Dade County Expressway Authority, Toll System

Series A, Rev., 5.00%, 7/1/2020	1,550	1,616

Series A, Rev., 5.00%, 7/1/2022	625	690

		2,306

Water & Sewer — 0.0% (d)

JEA Water and Sewer System Series A, Rev., 5.00%, 10/1/2025	250	292

Total Florida		16,743

Georgia — 2.2%

General Obligation — 1.5%

City of Atlanta Series 2014A, GO, 4.00%, 12/1/2019	1,000	1,018

Cook County School District, Sales Tax GO, 5.00%, 10/1/2021	1,495	1,617

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

General Obligation — continued

State of Georgia

Series I, GO, 5.00%, 7/1/2021	8,165	8,794

Series E, GO, 5.00%, 12/1/2025	6,750	8,114

Series F, GO, 5.00%, 7/1/2028	2,000	2,418

		21,961

Other Revenue — 0.7%

Atlanta Development Authority, New Downtown Atlanta Stadium Project, Senior Lien

Series 2015A-1, Rev., 5.00%, 7/1/2027	1,000	1,162

Series 2015A-1, Rev., 5.00%, 7/1/2028	1,000	1,158

Dahlonega Downtown Development Authority, North Georgia MAC, LLC Project

Series 2017, Rev., 5.00%, 7/1/2023	325	366

Series 2017, Rev., 5.00%, 7/1/2025	250	293

Series 2017, Rev., 5.00%, 7/1/2026	275	327

Series 2017, Rev., 5.00%, 7/1/2028	375	446

Series 2017, Rev., 4.00%, 7/1/2032	1,000	1,069

Fulton County Development Authority, Technology Athletic Association Project Series A, Rev., 5.00%, 10/1/2022	5,000	5,529

		10,350

Total Georgia		32,311

Hawaii — 1.4%

General Obligation — 1.4%

City and County of Honolulu, Rail Transit Project Series 2017H, GO, (SIFMA Municipal Swap Index Yield + 0.30%), 2.04%, 3/7/2019 (b)	2,200	2,208

State of Hawaii

Series DY, GO, 5.00%, 2/1/2020	10,160	10,470

Series EF, GO, 5.00%, 11/1/2021	7,640	8,308

Total Hawaii		20,986

Illinois — 6.5%

Education — 0.6%

Illinois Educational Facilities Authority, University of Chicago Series B-2, Rev., 1.55%, 2/13/2020 (c)	5,000	4,986

Illinois Finance Authority, DePaul University

Rev., 5.00%, 10/1/2023	200	226

Rev., 5.00%, 10/1/2025	300	350

Rev., 5.00%, 10/1/2028	250	291

University of Illinois, Auxiliary Facilities System Series A, Rev., 5.00%, 4/1/2024	2,500	2,775

		8,628

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

General Obligation — 2.8%

City of Chicago Series 2015C, GO, 5.00%, 1/1/2022	5,000	5,232

City of Waukegan

Series B, GO, AGM, 5.00%, 12/30/2025	1,075	1,236

Series B, GO, AGM, 5.00%, 12/30/2026	1,125	1,305

Series B, GO, AGM, 5.00%, 12/30/2027	1,185	1,367

Series B, GO, AGM, 5.00%, 12/30/2028	1,245	1,425

Series B, GO, AGM, 5.00%, 12/30/2029	1,305	1,484

Cook County Township High School District No. 225 Series A, GO, 5.00%, 12/1/2023	5	6

Cook County, Proviso Township High School District No. 209

GO, 5.00%, 12/1/2022	2,975	3,259

GO, 5.00%, 12/1/2023	2,350	2,626

County of DuPage, Courthouse Project GO, 5.00%, 1/1/2024	335	382

Effingham Community Unit School District No. 40

Series 2019A, GO, 4.00%, 12/1/2028 (f)	565	614

Series 2019A, GO, 4.00%, 12/1/2029 (f)	1,000	1,075

Series 2019A, GO, 4.00%, 12/1/2031 (f)	400	420

Series 2019A, GO, 4.00%, 12/1/2032 (f)	590	615

Glenview Park District

GO, 5.00%, 12/1/2026	300	357

GO, 5.00%, 12/1/2029	350	408

GO, 5.00%, 12/1/2030	600	696

GO, 5.00%, 12/1/2031	450	520

Kane and DeKalb Counties Community Unit School District No. 301 GO, 5.00%, 1/1/2027	355	419

Lincoln Land Community College District No. 526

GO, 5.00%, 12/15/2021	305	330

GO, 4.00%, 12/15/2022	440	464

McHenry County, Woodstock Community Unit School District No. 200 GO, 5.00%, 1/15/2021	300	317

State of Illinois

Series D, GO, 5.00%, 11/1/2020	10,000	10,388

Series D, GO, 5.00%, 11/1/2023	5,000	5,343

Will County Forest Preservation District GO, 5.00%, 12/15/2027	805	972

		41,260

Hospital — 1.1%

Illinois Finance Authority, Advocate Health Care Series A-1, Rev., 5.00%, 1/15/2020 (c)	6,000	6,165

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	37

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Hospital — continued

Illinois Finance Authority, Ascension Health Alliance Senior Credit Group Series E-2, Rev., 1.75%, 4/1/2021 (c)	3,750	3,746

Illinois Finance Authority, Edward-Elmhurst Healthcare Series A, Rev., 5.00%, 1/1/2030	2,500	2,857

Illinois Finance Authority, Silver Cross Hospital and Medical Centers

Series C, Rev., 5.00%, 8/15/2021	150	160

Series C, Rev., 5.00%, 8/15/2022	500	543

Southwestern Illinois Development Authority, Hospital Sisters Services, Inc. Obligated Group Series A, Rev., 5.00%, 2/15/2027	2,000	2,386

		15,857

Other Revenue — 1.5%

Sales Tax Securitization Corp.

Series C, Rev., 5.00%, 1/1/2024	3,000	3,328

Series C, Rev., 5.00%, 1/1/2025	4,250	4,785

State of Illinois, Sales Tax, Junior Obligation

Series A, Rev., 5.00%, 6/15/2021	4,600	4,865

Series A, Rev., 5.00%, 6/15/2022	4,600	4,961

Series A, Rev., 5.00%, 6/15/2023	4,600	5,056

		22,995

Transportation — 0.0% (d)

City of Chicago, Chicago Midway Airport Second Lien Revenue Refunding Series 2014B, Rev., 5.00%, 1/1/2020	500	512

Water & Sewer — 0.5%

City of Waukegan, First Lien, Water and Sewer System

Series C, Rev., AGM, 5.00%, 12/30/2023	535	600

Series C, Rev., AGM, 5.00%, 12/30/2026	680	794

Series C, Rev., AGM, 5.00%, 12/30/2027	710	824

Series C, Rev., AGM, 5.00%, 12/30/2028	395	454

Illinois Finance Authority, State Clean Water Revolving Funds Series 1998B, Rev., 5.00%, 1/1/2029	4,000	4,680

		7,352

Total Illinois		96,604

Indiana — 0.7%

Education — 0.2%

New Albany Floyd County School Building Corp.

Rev., 5.00%, 7/15/2021	700	752

Rev., 5.00%, 7/15/2022	835	922

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Education — continued

Purdue University, Student Fee

Series DD, Rev., 5.00%, 7/1/2025	870	1,036

Series DD, Rev., 5.00%, 7/1/2027	10	12

		2,722

Other Revenue — 0.1%

Fort Wayne Redevelopment Authority Lease Rental, Harrison Square Project Rev., 5.00%, 8/1/2023	1,000	1,129

Indiana State Office Building Commission, Indiana State Museum Facility Series C, Rev., NATL-RE, 5.25%, 7/1/2019 (e)	750	758

		1,887

Utility — 0.4%

City of Rockport, Indiana Michigan Power Company Project Series B, Rev., 3.05%, 6/1/2025	5,000	5,067

Water & Sewer — 0.0% (d)

Evansville Local Public Improvement Bond Bank, Sewage Works Project Series A, Rev., 5.00%, 7/1/2019	620	627

Total Indiana		10,303

Iowa — 0.9%

Hospital — 0.9%

Iowa Finance Authority, Health Systems Rev., (SIFMA Municipal Swap Index Yield + 0.58%), 2.32%, 3/7/2019 (b) (g)	13,300	13,364

Kansas — 0.4%

General Obligation — 0.1%

Butler County, Unified School District No. 375 GO, 4.00%, 9/1/2024	200	213

Seward County Unified School District No. 480 Series B, GO, 5.00%, 9/1/2025	1,750	2,059

		2,272

Hospital — 0.0% (d)

University of Kansas Hospital Authority, Health System Series A, Rev., 5.00%, 3/1/2024	275	315

Other Revenue — 0.1%

City of Wichita, Sales Tax, River District Stadium Star Bond Project

Rev., 5.00%, 9/1/2025	300	350

Rev., 5.00%, 9/1/2026	465	550

		900

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Water & Sewer — 0.2%

City of Wichita, Water and Sewer Utility Series A, Rev., 5.00%, 10/1/2022	2,200	2,451

Total Kansas		5,938

Kentucky — 0.5%

Education — 0.1%

Northern Kentucky University Series A, Rev., 5.00%, 9/1/2024	1,310	1,479

Prerefunded — 0.0% (d)

Carter County Kentucky School District Finance Corp. Rev., 4.50%, 2/1/2021 (e)	250	263

Utility — 0.4%

Kentucky Municipal Power Agency, Prairie State Project Series A, Rev., NATL-RE, 5.00%, 9/1/2023	240	268

Kentucky Public Energy Authority, Gas Supply Series A, Rev., 4.00%, 4/1/2024 (c)	2,500	2,654

Louisville/Jefferson County Metropolitan Government, Kentucky Pollution Control, Louisville Gas and Electric Company Project Series B, Rev., AMT, 2.55%, 5/3/2021 (c)	2,250	2,265

		5,187

Total Kentucky		6,929

Louisiana — 0.9%

Hospital — 0.7%

Louisiana Public Facilities Authority, Louisiana Children’s Medical Center Project Rev., (SIFMA Municipal Swap Index Yield + 0.65%), 2.39%, 3/7/2019 (b)	10,000	10,125

Other Revenue — 0.0% (d)

Louisiana Public Facilities Authority, Tulane University Project

Rev., 5.00%, 12/15/2022	230	256

Rev., 5.00%, 12/15/2025	250	295

		551

Water & Sewer — 0.2%

City of Shreveport, Water and Sewer, Junior Lien

Series C, Rev., 3.00%, 12/1/2021	175	180

Series C, Rev., 5.00%, 12/1/2022	270	298

Series C, Rev., 5.00%, 12/1/2023	365	412

Series C, Rev., 5.00%, 12/1/2025	915	1,067

Series C, Rev., 5.00%, 12/1/2026	500	590

Series C, Rev., 5.00%, 12/1/2028	400	481

		3,028

Total Louisiana		13,704

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Maryland — 0.9%

General Obligation — 0.9%

State of Maryland, State and Local Facilities Loan of 2013, Second Series Series A, GO, 5.00%, 8/1/2020	12,795	13,394

Massachusetts — 3.6%

Education — 0.2%

Massachusetts Development Finance Agency, Suffolk University

Rev., 5.00%, 7/1/2025 (f)	525	602

Rev., 5.00%, 7/1/2026 (f)	435	504

Rev., 5.00%, 7/1/2027 (f)	420	490

Rev., 5.00%, 7/1/2028 (f)	525	615

		2,211

General Obligation — 1.5%

City of Boston Series 2014A, GO, 5.00%, 3/1/2023	7,360	8,333

Commonwealth of Massachusetts

Series A, GO, (ICE LIBOR USD 3 Month + 0.55%), 2.38%, 5/1/2019 (b)	3,000	2,990

Series B, GO, 5.00%, 7/1/2028 (f)	1,925	2,376

Series D, GO, 4.00%, 9/1/2030	8,290	8,993

		22,692

Hospital — 0.7%

Massachusetts Development Finance Agency, Partners Healthcare System Issue Series 2017S, Rev., (SIFMA Municipal Swap Index Yield + 0.50%), 2.24%, 3/7/2019 (b)	10,000	9,985

Massachusetts State Development Finance Agency, Lahey Health System Series F, Rev., 5.00%, 8/15/2026	500	520

		10,505

Transportation — 0.7%

Massachusetts Port Authority

Series 2019-A, Rev., AMT, 5.00%, 7/1/2023	4,840	5,451

Series 2019-A, Rev., AMT, 5.00%, 7/1/2024	4,140	4,760

		10,211

Water & Sewer — 0.5%

Massachusetts Clean Water Trust, State Revolving Fund Rev., 5.00%, 8/1/2025	6,775	8,091

Total Massachusetts		53,710

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	39

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Michigan — 2.1%

Education — 0.7%

University of Michigan Series 2019C, Rev., 4.00%, 4/1/2024 (c)	10,000	11,019

General Obligation — 0.5%

City of Royal Oak, Capital Improvement

GO, 5.00%, 4/1/2027	625	751

GO, 5.00%, 4/1/2028	245	297

Grosse Pointe Public School System GO, 4.00%, 5/1/2027	765	863

Kalamazoo Public Schools GO, 5.00%, 5/1/2022	1,000	1,098

Northville Public Schools, School Building and Site

GO, 5.00%, 5/1/2027 (f)	375	452

GO, 5.00%, 5/1/2028 (f)	600	732

GO, 5.00%, 5/1/2029 (f)	250	307

GO, 5.00%, 5/1/2030 (f)	450	545

Troy School District, School Building and Site

GO, Q-SBLF, 5.00%, 5/1/2019	650	653

GO, Q-SBLF, 5.00%, 5/1/2020	500	519

GO, Q-SBLF, 5.00%, 5/1/2021	550	588

GO, Q-SBLF, 5.00%, 5/1/2022	500	549

		7,354

Hospital — 0.2%

Michigan State Hospital Finance Authority, Ascension Health Credit Group Series B-4, Rev., 5.00%, 11/15/2027	2,250	2,578

Industrial Development Revenue/Pollution Control Revenue — 0.2%

Michigan Strategic Fund, The Detroit Edison Company Pollution Control Bonds Project Series CC, Rev., 1.45%, 9/1/2021 (c)	2,600	2,515

Other Revenue — 0.1%

Michigan Finance Authority, Local Government Loan Program

Series B, Rev., 4.00%, 11/1/2019	675	685

Series B, Rev., 4.00%, 11/1/2020	455	471

		1,156

Transportation — 0.2%

Gerald R Ford International Airport Authority, Limited Tax

Rev., 5.00%, 1/1/2023	1,560	1,745

Rev., 5.00%, 1/1/2024	1,400	1,604

		3,349

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Water & Sewer — 0.2%

City of Grand Rapids, Sanitary Sewer System Improvement Rev., 5.00%, 1/1/2022	350	382

Michigan Finance Authority, Clean Water Revolving Fund Rev., 5.00%, 10/1/2021	2,250	2,440

		2,822

Total Michigan		30,793

Minnesota — 0.3%

Education — 0.0% (d)

Minnesota Higher Education Facilities Authority Series L, Rev., 4.00%, 4/1/2020	350	358

Transportation — 0.1%

Minneapolis-St Paul Metropolitan Airports Commission, Subordinate Airport

Series A, Rev., 5.00%, 1/1/2020	220	226

Series A, Rev., 5.00%, 1/1/2022	1,000	1,090

		1,316

Utility — 0.2%

Western Minnesota Municipal Power Agency, Power Supply

Series A, Rev., 5.00%, 1/1/2023	1,500	1,681

Series A, Rev., 5.00%, 1/1/2024	1,000	1,148

		2,829

Total Minnesota		4,503

Mississippi — 0.6%

Other Revenue — 0.6%

Mississippi Development Bank, Rankin County Bond Project Rev., 5.00%, 3/1/2023	750	836

State of Mississippi

Series 2019A, Rev., 5.00%, 10/15/2028	1,400	1,688

Series 2019A, Rev., 5.00%, 10/15/2029	2,000	2,391

Series 2019A, Rev., 5.00%, 10/15/2030	3,000	3,545

Total Mississippi		8,460

Missouri — 0.7%

Certificate of Participation/Lease — 0.1%

City of Chesterfield COP, 5.00%, 12/1/2021	1,000	1,086

Education — 0.1%

Health and Educational Facilities Authority

Rev., 4.00%, 10/1/2019	625	633

Rev., 4.00%, 10/1/2020	300	311

Rev., 4.00%, 10/1/2021	300	317

Missouri State Health and Educational Facilities Authority, Health Facilities, BJC Health System Rev., 5.00%, 1/1/2021	225	238

		1,499

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

General Obligation — 0.0% (d)

County of Clay, North Kansas City School District 74, Refunding and Improvement, Missouri Direct Deposit Program GO, 5.00%, 3/1/2022	350	384

Industrial Development Revenue/Pollution Control Revenue — 0.0% (d)

Missouri Environmental Improvement and Energy Resources Authority, Water Pollution Control and Drinking Water Series B, Rev., 5.00%, 7/1/2023	550	583

Other Revenue — 0.2%

County of Jackson, Harry S. Truman Sports Complex Project Rev., 5.00%, 12/1/2022	3,000	3,339

Transportation — 0.3%

Missouri Airport Refunding, Lambert St. Louis International Airport

Rev., 5.00%, 7/1/2021	1,575	1,694

Rev., 5.00%, 7/1/2022	1,000	1,106

Rev., 5.00%, 7/1/2023	1,080	1,225

		4,025

Total Missouri		10,916

Montana — 0.2%

General Obligation — 0.2%

State of Montana, Long-Range Building Program

GO, 5.00%, 8/1/2021	690	744

GO, 5.00%, 8/1/2022	1,000	1,109

Yellowstone County, School District No. 2 Billings, School Building GO, 5.00%, 6/15/2020	650	678

Total Montana		2,531

Nebraska — 0.1%

Certificate of Participation/Lease — 0.1%

Southeast Community College

COP, 5.00%, 12/15/2021	200	218

COP, 5.00%, 12/15/2026	275	330

COP, 5.00%, 12/15/2027	495	601

COP, 5.00%, 12/15/2028	540	658

Total Nebraska		1,807

New Hampshire — 0.2%

General Obligation — 0.2%

State of New Hampshire Series A, GO, 5.00%, 3/1/2026	2,880	3,383

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

New Jersey — 4.6%

Education — 0.3%

New Jersey Economic Development Authority, School Facilities Construction

Series A, Rev., 5.25%, 12/15/2020	1,040	1,049

Series DDD, Rev., 5.00%, 6/15/2025	1,500	1,685

Series DDD, Rev., 5.00%, 6/15/2026	1,840	2,075

		4,809

General Obligation — 1.6%

County of Passaic GO, 5.00%, 2/1/2021	90	96

State of New Jersey Series Q, GO, 5.00%, 8/15/2020	10,075	10,537

State of New Jersey, Various Purpose GO, 4.00%, 6/1/2026	3,870	4,121

Township of South Brunswick GO, 5.00%, 9/1/2022	425	471

Township of Woodbridge GO, BAN, 3.00%, 8/16/2019	8,925	8,981

		24,206

Housing — 0.2%

New Jersey Housing and Mortgage Finance Agency, Multifamily Conduit, Georgia King Village Project Series 2018-E, Rev., 2.45%, 10/1/2020 (c)	3,000	3,023

Other Revenue — 0.4%

Tobacco Settlement Financing Corp.

Series A, Rev., 5.00%, 6/1/2031	3,070	3,501

Series A, Rev., 5.00%, 6/1/2032	2,500	2,833

		6,334

Transportation — 2.1%

New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement

Series A, Rev., 5.00%, 6/15/2028	3,000	3,388

Series A, Rev., 5.00%, 6/15/2029	5,350	6,002

Series A, Rev., 5.00%, 6/15/2031	4,750	5,267

New Jersey Transportation Trust Fund Authority, Transportation Program Series BB-1, Rev., (SIFMA Municipal Swap Index Yield + 1.00%), 2.74%, 3/7/2019 (b)	5,500	5,511

New Jersey Turnpike Authority Series C-6, Rev., VRDO, 2.49%, 4/1/2019 (c)	10,000	10,000

		30,168

Total New Jersey		68,540

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	41

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

New Mexico — 0.4%

General Obligation — 0.2%

County of Sandoval

GO, 5.00%, 8/1/2024	1,100	1,278

GO, 5.00%, 8/1/2025	500	593

GO, 5.00%, 8/1/2026	650	784

		2,655

Housing — 0.2%

County of Bernalillo, Arroyo Vista Apartments Project Rev., 1.40%, 3/1/2020 (c)	2,500	2,500

Other Revenue — 0.0% (d)

New Mexico Finance Authority, Senior Lien Public Project Series B, Rev., 5.00%, 6/1/2021	800	858

Total New Mexico		6,013

New York — 9.2%

Education — 1.4%

New York State Dormitory Authority

Series 2019A, Rev., 5.00%, 7/1/2027	4,630	5,719

Series 2019A, Rev., 5.00%, 7/1/2028	3,135	3,924

New York State Dormitory Authority, Columbia University Series B, Rev., 5.00%, 10/1/2021	585	637

New York State Dormitory Authority, Icahn School of Medicine at Mount Sinai Series 2015-A, Rev., 5.00%, 7/1/2019	5,000	5,055

New York State Dormitory Authority, Montefiore Obligated Group Series 2018A, Rev., 5.00%, 8/1/2027	3,225	3,808

New York State Dormitory Authority, The New School Series A, Rev., 5.00%, 7/1/2024	1,100	1,270

		20,413

General Obligation — 1.6%

Bedford Central School District GO, 5.00%, 11/15/2022	2,410	2,703

City of Jamestown, Public Improvement GO, 5.00%, 6/1/2025 (f)	540	635

City of New York, Fiscal Year 2012 Subseries G-1, GO, 5.00%, 4/1/2020	3,860	3,999

City of New York, Fiscal Year 2013 Series B, GO, 4.00%, 8/1/2019	3,695	3,731

Counties of Rockland and Orange, Ramapo Central School District GO, 4.00%, 10/15/2019	2,030	2,061

County of Orange, Public Improvement

Series B, GO, 5.00%, 3/1/2021	1,510	1,616

GO, 5.00%, 2/1/2023	1,000	1,133

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

General Obligation — continued

County of Suffolk, Longwood Central School District

GO, 5.00%, 6/15/2026	365	444

GO, 5.00%, 6/15/2027	795	957

Hampton Bays Union Free School District GO, 5.00%, 9/15/2022	2,025	2,264

Town of East Hampton

GO, 5.00%, 5/15/2021	1,000	1,072

GO, 5.00%, 5/15/2023	1,000	1,135

White Plains City School District GO, 5.00%, 5/15/2024	1,550	1,810

		23,560

Hospital — 0.2%

Build Resource Corp., The New York Methodist Hospital Project Rev., 5.00%, 7/1/2021	550	592

Nassau County Local Economic Assistance Corp., Catholic Health Services, Long Island Obligated Group Project Series B, Rev., 5.00%, 7/1/2023	800	888

New York State Dormitory Authority, Memorial Sloan-Kettering Cancer Center Series 2017-1, Rev., 5.00%, 7/1/2026	1,000	1,211

		2,691

Industrial Development Revenue/Pollution Control Revenue — 0.2%

New York State Energy Research and Development Authority, Pollution Control, Electric and Gas Corp., Project Series C, Rev., 2.00%, 5/1/2020 (c)	3,000	2,995

Other Revenue — 2.5%

Battery Park City Authority Series 2013A, Rev., 4.00%, 11/1/2019	2,500	2,540

Brooklyn Arena Local Development Corp., Pilot Refunding, Barclays Center Series 2016A, Rev., 5.00%, 7/15/2020	500	517

City of Troy Capital Resources Corp., Rensselaer Polytechnic Institute Project Rev., 5.00%, 8/1/2020	500	523

New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2003 Series B, Rev., 5.00%, 2/1/2020	2,750	2,835

New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2014 Series A, Subseries A-1, Rev., 5.00%, 11/1/2020	3,700	3,905

New York Convention Center Development Corp. Hotel Unit Fee Secured Rev., 5.00%, 11/15/2026	5,000	5,894

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Other Revenue — continued

New York State Dormitory Authority, State Sales Tax

Series A, Rev., 5.00%, 3/15/2021	2,000	2,134

Series A, Rev., 5.00%, 3/15/2024	6,135	7,102

Sales Tax Asset Receivable Corp., Fiscal Year 2015

Series A, Rev., 5.00%, 10/15/2022	4,800	5,387

Series A, Rev., 5.00%, 10/15/2025	4,500	5,276

Schenectady County Capital Resource Corp., Union College Project Rev., 5.00%, 1/1/2025	400	470

		36,583

Prerefunded — 0.3%

Brooklyn Arena Local Development Corp., Pilot Refunding, Barclays Center Rev., 6.38%, 1/15/2020 (e)	4,305	4,484

Special Tax — 0.1%

New York State Dormitory Authority, Personal Income Tax Series G, Rev., 5.00%, 8/15/2021	1,110	1,200

Transportation — 2.8%

Buffalo and Fort Erie Public Bridge Authority, Toll Bridge System

Rev., 5.00%, 1/1/2020	465	478

Rev., 5.00%, 1/1/2021	815	863

Metropolitan Transportation Authority

Series D-1, Rev., (ICE LIBOR USD 1 Month + 0.65%), 2.32%, 4/1/2019 (b)	5,000	5,017

Subseries C-1, Rev., 5.00%, 11/15/2019	2,000	2,044

Subseries A-1, Rev., 5.00%, 11/15/2020	1,435	1,508

Subseries C-1, Rev., 5.00%, 11/15/2024	3,000	3,458

Metropolitan Transportation Authority, Green Bonds Series B-2, Rev., 4.00%, 11/15/2032	4,000	4,357

New York Transportation Development Corp., Delta Air Lines, Inc., Laguardia Airport Terminals C&D Redevelopment Project Rev., AMT, 5.00%, 1/1/2023	9,200	10,055

Niagara Frontier Transportation Authority, Buffalo Niagara International Airport

Series 2019A, Rev., AMT, 5.00%, 4/1/2028	265	313

Series 2019A, Rev., AMT, 5.00%, 4/1/2029	265	314

Series 2019A, Rev., AMT, 5.00%, 4/1/2030	165	194

Series 2019A, Rev., AMT, 5.00%, 4/1/2031	180	210

Port Authority of New York and New Jersey Rev., AMT, 5.00%, 9/15/2023	4,325	4,920

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Transportation — continued

Triborough Bridge and Tunnel Authority

Series B, Rev., (SOFR + 0.43%), 2.02%, 3/1/2019 (b)	4,255	4,261

Series A, Rev., 5.00%, 11/15/2024	3,290	3,715

		41,707

Utility — 0.1%

Long Island Power Authority, Electric System

Series 2017, Rev., 5.00%, 9/1/2025	500	595

Series 2017, Rev., 5.00%, 9/1/2027	500	610

Series 2017, Rev., 5.00%, 9/1/2028	750	904

		2,109

Total New York		135,742

North Carolina — 2.1%

Education — 0.4%

University of North Carolina, Chapel Hill Series B, Rev., (ICE LIBOR USD 1 Month + 0.40%), 2.07%, 4/1/2019 (b)	5,750	5,776

Winston-Salem State University Foundation LLC Rev., AGM, 5.00%, 10/1/2023	445	502

		6,278

General Obligation — 0.7%

State of North Carolina Series D, GO, 4.00%, 6/1/2020	9,670	9,955

Hospital — 0.9%

North Carolina Medical Care Commission, Wake Forest Baptist Obligated Group Series 2019C, Rev., 2.55%, 6/1/2026 (c)	13,805	13,886

Other Revenue — 0.1%

State of North Carolina Series 2017B, Rev., 5.00%, 5/1/2022	700	772

Total North Carolina		30,891

Ohio — 2.4%

Education — 0.2%

Ohio Higher Educational Facility Commission, Case Western Reserve University Project Series A, Rev., 4.00%, 12/1/2019	535	544

Ohio State Higher Educational Facility Commission, Oberlin College

Rev., 4.00%, 10/1/2019	675	684

Rev., 5.00%, 10/1/2020	1,000	1,050

		2,278

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	43

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

General Obligation — 0.3%

City of Dublin, Various Purpose GO, 4.00%, 12/1/2028	200	221

Cuyahoga Ohio Community College District, Facilities Construction and Improvement Bonds

GO, 5.00%, 12/1/2028	2,300	2,713

Series 2018, GO, 4.00%, 12/1/2032	1,250	1,346

		4,280

Hospital — 1.4%

Akron, Bath and Copley Joint Township Hospital District, Summa Health Obligated Group Rev., 5.00%, 11/15/2021	375	404

County of Allen, Mercy Health Series B, Rev., (SIFMA Municipal Swap Index Yield + 0.75%), 2.49%, 3/7/2019 (b)	10,800	10,818

County of Franklin, Hospital Facilities, OhioHealth Corp. Series B, Rev., (SIFMA Municipal Swap Index Yield + 0.43%), 2.17%, 3/7/2019 (b)	4,000	4,047

County of Lake, Hospital Facilities, Lake Hospital System, Inc.

Rev., 5.00%, 8/15/2023	1,445	1,610

Rev., 5.00%, 8/15/2024	1,655	1,875

State of Ohio, University Hospitals Health System, Inc. Series B, Rev., VRDO, 1.99%, 3/1/2019 (c)	2,500	2,500

		21,254

Other Revenue — 0.1%

City of Cleveland, Subordinate Lien, Public Facilities Improvements

Series 2018A, Rev., 5.00%, 10/1/2024	200	231

Series 2018A, Rev., 5.00%, 10/1/2025	150	176

Series 2018A, Rev., 5.00%, 10/1/2027	250	300

Series 2018A, Rev., 5.00%, 10/1/2028	250	301

		1,008

Utility — 0.3%

American Municipal Power, Inc. Series 2019A, Rev., 2.30%, 2/15/2022 (c)	5,000	5,063

Water & Sewer — 0.1%

Hamilton County, Sewer System, Metropolitan Sewer District of Greater Cincinnati

Series A, Rev., 5.00%, 12/1/2019	640	656

Series A, Rev., 5.00%, 12/1/2021	1,375	1,496

		2,152

Total Ohio		36,035

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Oklahoma — 0.7%

Education — 0.6%

Carter County Public Facilities Authority, Educational Facilities Lease, Ardmore City Schools Project

Rev., 5.00%, 9/1/2025	365	418

Rev., 5.00%, 9/1/2026	820	949

Rev., 5.00%, 9/1/2027	1,250	1,458

Grady County School Finance Authority, Educational Facilities Lease, Minco Public Schools Project

Rev., 5.00%, 9/1/2028	375	441

Rev., 5.00%, 9/1/2029	1,175	1,373

Oklahoma County Finance Authority, Educational Facilities, Lease Midwest City-Del City Public Schools Project

Series 2018, Rev., 5.00%, 10/1/2022	500	554

Series 2018, Rev., 5.00%, 10/1/2023	355	402

Series 2018, Rev., 5.00%, 10/1/2025	1,000	1,174

Oklahoma County Finance Authority, Educational Facilities, Lease Western Heights Public School Project Rev., 5.00%, 9/1/2019	325	330

Tulsa County Industrial Authority Educational Facilities Lease, Jenks Public Schools Project Rev., 5.00%, 9/1/2021	2,000	2,155

		9,254

Other Revenue — 0.1%

Cleveland County Justice Authority, Sales Tax, Detention Facility Project Rev., 4.00%, 3/1/2020	500	501

Total Oklahoma		9,755

Oregon — 1.0%

Education — 0.1%

Oregon State Facilities Authority, Reed College Project

Series A, Rev., 5.00%, 7/1/2028	125	150

Series A, Rev., 4.00%, 7/1/2032	350	380

		530

General Obligation — 0.3%

State of Oregon, Article XI-M, XI-N and XI-P Grant Programs Series D, GO, 5.00%, 6/1/2029	3,430	4,297

Prerefunded — 0.4%

Oregon State Department of Administrative Services Series A, Rev., 5.25%, 4/1/2019 (e)	6,210	6,226

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Transportation — 0.2%

Port of Portland, International Airport

Series 23, Rev., 5.00%, 7/1/2023	1,000	1,134

Series 23, Rev., 5.00%, 7/1/2024	1,595	1,849

		2,983

Water & Sewer — 0.0% (d)

City of Portland, Sewer System, First Lien Series A, Rev., 5.00%, 10/1/2023	40	46

Total Oregon		14,082

Pennsylvania — 5.3%

Education — 0.8%

Pennsylvania State Higher Educational Facilities Authority, Trustees of the University Series B, Rev., 5.00%, 10/1/2022	5,055	5,646

State Public School Building Authority, Community College of Philadelphia Project

Rev., 5.00%, 6/15/2021	2,760	2,943

Rev., 5.00%, 6/15/2024	2,625	2,985

		11,574

General Obligation — 1.1%

Commonwealth of Pennsylvania Series 2011, GO, 4.00%, 11/15/2028	5,000	5,259

County of Chester GO, 4.00%, 7/15/2028 (f)	2,500	2,885

County of Northampton

Series A, GO, 4.00%, 10/1/2026	750	848

Series A, GO, 4.00%, 10/1/2027	1,565	1,752

Series A, GO, 4.00%, 10/1/2028	920	1,024

County of Westmoreland Series A, GO, 5.00%, 8/15/2028 (f)	3,000	3,672

Schuylkill Valley School District GO, 5.00%, 4/1/2022	350	384

		15,824

Hospital — 0.3%

Berks County Industrial Development Authority, Tower Health Project

Rev., 5.00%, 11/1/2023	1,000	1,124

Rev., 5.00%, 11/1/2024	1,000	1,143

Montgomery County Higher Education and Health Authority, Thomas Jefferson University Series 2018A, Rev., 5.00%, 9/1/2024	1,000	1,145

Southcentral General Authority, Hanover Hospital, Inc. Rev., 5.00%, 12/1/2026	1,400	1,620

Southcentral General Authority, Wellspan Health Obligation Group Series A, Rev., 5.00%, 6/1/2024	380	438

		5,470

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Industrial Development Revenue/Pollution Control Revenue — 0.4%

Lehigh County Industrial Development Authority, Pollution Control

Series 2016B, Rev., 1.80%, 8/15/2022 (c)	4,000	3,929

Series 2016A, Rev., 1.80%, 9/1/2022 (c)	2,500	2,460

		6,389

Other Revenue — 0.1%

Commonwealth Financing Authority, Tobacco Master Settlement Payment Series 2018, Rev., 5.00%, 6/1/2022	555	605

Cumberland County Municipal Authority, AICUP Financing Program-Messiah College Project Rev., 2.00%, 4/30/2020 (c)	1,000	1,001

		1,606

Transportation — 0.9%

Pennsylvania Turnpike Commission Series A-1, Rev., (SIFMA Municipal Swap Index Yield + 0.60%), 2.34%, 3/7/2019 (b)	13,000	13,004

Water & Sewer — 1.7%

Allegheny County Sanitary Authority, Sewer

Rev., 5.00%, 12/1/2021	3,500	3,800

Rev., 5.00%, 12/1/2022	3,000	3,344

Rev., 5.00%, 12/1/2023	4,000	4,566

City of Philadelphia, Water and Wastewater

Series A, Rev., 5.00%, 1/1/2020	8,530	8,760

Series A, Rev., 5.00%, 7/1/2022	1,510	1,667

Series A, Rev., 5.00%, 7/1/2024	2,595	3,002

		25,139

Total Pennsylvania		79,006

Rhode Island — 0.2%

General Obligation — 0.2%

State of Rhode Island and Providence Plantations, Consolidated Capital Development Loan of 2013 Series A, GO, 5.00%, 10/15/2019 (e)	1,475	1,506

State of Rhode Island and Providence Plantations, Consolidated Capital Development Loan of 2014 Series A, GO, 5.00%, 11/1/2019	1,000	1,022

		2,528

Transportation — 0.0% (d)

Rhode Island Commerce Corp., Department of Transportation Series 2016-A, Rev., GRAN, 5.00%, 6/15/2022	25	27

Total Rhode Island		2,555

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	45

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

South Carolina — 0.1%

Other Revenue — 0.1%

County of Charleston Rev., 5.00%, 12/1/2019	1,000	1,025

South Dakota — 0.2%

Education — 0.1%

South Dakota Health and Educational Facilities Authority

Series B, Rev., 4.00%, 11/1/2020	625	646

Series B, Rev., 4.00%, 11/1/2021	500	526

Series B, Rev., 5.00%, 11/1/2022	375	415

		1,587

Other Revenue — 0.1%

South Dakota State Building Authority

Series B, Rev., 5.00%, 6/1/2019	500	504

Series B, Rev., 5.00%, 6/1/2021	485	521

		1,025

Total South Dakota		2,612

Tennessee — 0.8%

General Obligation — 0.6%

County of Rutherford Series A, GO, 5.00%, 4/1/2026	1,165	1,366

State of Tennessee Series A, GO, 4.00%, 8/1/2025	7,000	7,524

		8,890

Other Revenue — 0.0% (d)

Metropolitan Government of Nashville and Davidson, County Sports Authority, Public Improvement Rev., 5.00%, 7/1/2020	5	5

Utility — 0.2%

Tennessee Energy Acquisition Corp., Gas Project

Series A, Rev., 4.00%, 5/1/2022	1,460	1,519

Series A, Rev., 4.00%, 5/1/2023	1,400	1,469

		2,988

Total Tennessee		11,883

Texas — 8.6%

Education — 1.3%

Arlington Higher Education Finance Corp., Uplift Education Series 2017A, Rev., PSF-GTD, 4.00%, 12/1/2029	1,000	1,094

Austin Community College District Public Facility Corp., Lease, Highland Campus Parking Garage Project

Series 2018C, Rev., 5.00%, 8/1/2026	250	299

Series 2018C, Rev., 5.00%, 8/1/2027	200	242

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Education — continued

Series 2018C, Rev., 5.00%, 8/1/2028	275	330

Series 2018C, Rev., 5.00%, 8/1/2029	325	386

Series 2018C, Rev., 5.00%, 8/1/2031	260	305

Austin Community College District, Combined Fee Series 2014A, Rev., 5.00%, 2/1/2021	790	838

County of Harris, Cultural Education Facilities Finance Corp., Children’s Hospital Series 3, Rev., (ICE LIBOR USD 1 Month + 0.85%), 2.54%, 3/7/2019 (b)	7,500	7,565

Harris County Cultural Education Facilities Finance Corp., Memorial Hermann Health System Series 2014A, Rev., 5.00%, 12/1/2026	1,910	2,185

Southwest Higher Education Authority, Inc., Southern Methodist University Project

Series 2017, Rev., 5.00%, 10/1/2021	425	460

Series 2017, Rev., 5.00%, 10/1/2022	400	445

Series 2017, Rev., 5.00%, 10/1/2023	400	455

Texas State University, Financing System Series A, Rev., 5.00%, 3/15/2032	4,365	5,105

		19,709

General Obligation — 3.0%

Abilene Independent School District, Unlimited Tax School Building

GO, PSF-GTD, 4.00%, 2/15/2029	2,000	2,250

GO, PSF-GTD, 4.00%, 2/15/2030	1,000	1,111

GO, PSF-GTD, 4.00%, 2/15/2031	1,000	1,098

GO, PSF-GTD, 4.00%, 2/15/2032	2,535	2,756

City of Abilene, Taylor and Jones Counties GO, 5.00%, 2/15/2021	475	505

City of Colony GO, 5.00%, 8/15/2020	610	639

City of Denton GO, 5.00%, 2/15/2023	1,045	1,173

City of El Paso, Refunding and Improvement

GO, 5.00%, 8/15/2021	530	571

GO, 5.00%, 8/15/2025	4,035	4,741

City of Fort Worth Series A, GO, 4.00%, 3/1/2019	785	785

City of Fort Worth, Refunding and Improvement, General Purpose GO, 4.00%, 3/1/2019	1,060	1,060

City of Galveston GO, 4.00%, 5/1/2024	635	698

City of Houston, Public Improvement

Series A, GO, 5.00%, 3/1/2021	3,000	3,192

Series A, GO, 5.00%, 3/1/2025	1,195	1,401

College of the Mainland

GO, 4.00%, 8/15/2032 (f)	965	1,042

GO, 4.00%, 8/15/2033 (f)	245	263

GO, 4.00%, 8/15/2034 (f)	2,860	3,040

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

General Obligation — continued

Counties of Harris and Fort Bend, Houston Community College System, Limited Tax GO, 5.00%, 2/15/2026	1,000	1,118

Forney Independent School District, School Building GO, PSF-GTD, 5.00%, 8/15/2024	1,310	1,521

Galveston County, Unlimited Tax Road

Series 2017, GO, 4.00%, 2/1/2024	980	1,077

Series 2017, GO, 4.00%, 2/1/2025	800	890

Hereford Independent School District, School Building

GO, PSF-GTD, 4.00%, 2/15/2028 (f)	1,420	1,592

GO, PSF-GTD, 4.00%, 2/15/2029 (f)	1,480	1,641

GO, PSF-GTD, 4.00%, 2/15/2030 (f)	1,000	1,096

GO, PSF-GTD, 4.00%, 2/15/2031 (f)	700	760

Katy Independent School District, School Building

GO, PSF-GTD, 4.00%, 2/15/2027	290	312

GO, PSF-GTD, 4.00%, 2/15/2028	350	376

Lewisville Independent School District, School Building

GO, PSF-GTD, 5.00%, 8/15/2025	750	849

GO, PSF-GTD, 5.00%, 8/15/2026	750	850

GO, PSF-GTD, 5.00%, 8/15/2027	650	736

Pharr San Juan Alamo Independent School District Series 2015ISD, GO, PSF-GTD, 4.00%, 2/1/2030	4,000	4,322

S & S Consolidated Independent School District GO, PSF-GTD, 4.00%, 2/15/2028	580	664

Southside Independent School District, School Building GO, PSF-GTD, 5.00%, 8/15/2022	250	276

		44,405

Hospital — 0.3%

Irving Hospital Authority, Baylor Scott and White Medical Center

Series 2017B, Rev., VRDO, 2.84%, 3/7/2019 (c)	1,750	1,750

Series 2017A, Rev., 5.00%, 10/15/2022	250	276

Series 2017A, Rev., 5.00%, 10/15/2028	250	288

Series 2017A, Rev., 5.00%, 10/15/2029	500	572

Series 2017A, Rev., 5.00%, 10/15/2031	1,000	1,131

		4,017

Other Revenue — 1.2%

Austin Convention Enterprises, Inc., Convention Center Hotel First Tier

Series 2017A, Rev., 5.00%, 1/1/2021	500	525

Series 2017A, Rev., 5.00%, 1/1/2022	750	806

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Other Revenue — continued

Austin Convention Enterprises, Inc., Convention Center Hotel Second Tier Series 2017B, Rev., 5.00%, 1/1/2021	800	835

Lower Colorado River Authority Series B, Rev., 5.00%, 5/15/2023	4,700	5,156

State of Texas Rev., TRAN, 4.00%, 8/29/2019	10,000	10,109

		17,431

Prerefunded — 0.0% (d)

Lower Colorado River Authority Series B, Rev., 5.00%, 5/15/2022 (e)	60	66

Transportation — 1.6%

Central Texas Regional Mobility Authority, Subordinated Lien Rev., 4.00%, 1/1/2022	1,545	1,610

City of Austin, Airport System

Series 2017B, Rev., AMT, 5.00%, 11/15/2026	1,095	1,299

Series 2017B, Rev., AMT, 5.00%, 11/15/2027	585	689

Series 2017B, Rev., AMT, 5.00%, 11/15/2028	630	735

Grand Parkway Transportation Corp. Rev., BAN, 5.00%, 2/1/2023	10,000	11,088

North Texas Tollway Authority System, First Tier

Series C, Rev., (SIFMA Municipal Swap Index Yield + 0.67%), 2.41%, 3/7/2019 (b)	6,000	5,984

Series A, Rev., 4.00%, 1/1/2033	2,500	2,673

		24,078

Utility — 0.7%

City of Cedar Park, Utility System Rev., 5.00%, 8/15/2022	560	621

City of San Antonio, Electric and Gas Systems, Junior Lien Series B, Rev., 2.00%, 12/1/2021 (c)	6,480	6,464

City of Victoria, Utility System Rev., 2.50%, 12/1/2019	150	151

Texas Municipal Gas Acquisition and Supply Corp. I Series D, Rev., 6.25%, 12/15/2026	1,865	2,156

West Travis County Public Utility Agency

Series 2017, Rev., 5.00%, 8/15/2022	545	602

Series 2017, Rev., 5.00%, 8/15/2023	325	367

Series 2017, Rev., 5.00%, 8/15/2027	350	422

		10,783

Water & Sewer — 0.5%

City of Dallas, Waterworks and Sewer System Series 2012A, Rev., 5.00%, 10/1/2019	3,520	3,588

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	47

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Water & Sewer — continued

City of Galveston, Waterworks and Sewer System

Rev., 5.00%, 5/1/2019	205	206

Rev., 5.00%, 5/1/2020	245	254

Rev., 5.00%, 5/1/2021	265	283

City of Garland Series 2018A, Rev., 5.00%, 3/1/2026	1,030	1,229

North Harris County, Regional Water Authority, Senior Lien Rev., 5.00%, 12/15/2019	1,035	1,061

		6,621

Total Texas		127,110

Utah — 1.4%

General Obligation — 0.3%

State of Utah GO, 5.00%, 7/1/2021	4,925	5,305

Other Revenue — 1.0%

Utah Infrastructure Agency, Telecommunication Revenue Series A, Rev., 5.00%, 10/15/2025	10,380	11,156

West Valley City Municipal Building Authority

Rev., AGM, 4.00%, 2/1/2024	500	544

Rev., AGM, 5.00%, 2/1/2025	250	289

Rev., AGM, 5.00%, 2/1/2027	720	854

Rev., AGM, 5.00%, 2/1/2029	1,070	1,251

Rev., AGM, 5.00%, 2/1/2030	500	582

		14,676

Transportation — 0.1%

Salt Lake City Corp. Airport Series A, Rev., AMT, 5.00%, 7/1/2022	1,000	1,096

Total Utah		21,077

Vermont — 0.2%

Education — 0.1%

University of Vermont and State Agricultural College

Rev., 5.00%, 10/1/2021	750	811

Rev., 5.00%, 10/1/2022	855	951

		1,762

Other Revenue — 0.1%

Vermont Municipal Bond Bank Series 3, Rev., 5.00%, 12/1/2021	400	435

Total Vermont		2,197

Virginia — 3.1%

Education — 1.7%

Virginia College Building Authority, 21st Century College and Equipment Programs

Series 2017E, Rev., 5.00%, 2/1/2027	20,000	24,350

Series 2017C, Rev., 5.00%, 2/1/2028	1,000	1,206

		25,556

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

General Obligation — 0.9%

City of Newport News, General Improvement Series A, GO, 5.00%, 2/1/2029	1,500	1,878

County of Fairfax, Public Improvement Series 2019A, GO, 4.00%, 10/1/2026	7,715	8,854

Loudoun County, Public Improvement Series A, GO, 5.00%, 12/1/2026	1,930	2,313

		13,045

Water & Sewer — 0.5%

Fairfax County Water Authority Series B, Rev., 5.25%, 4/1/2024	5,615	6,600

Total Virginia		45,201

Washington — 0.3%

Education — 0.0% (d)

University of Washington Rev., 1.75%, 4/1/2019	125	125

General Obligation — 0.1%

King County Public Hospital District No. 2, Evergreenhealth GO, 5.00%, 12/1/2019	870	891

Transportation — 0.2%

Central Puget Sound Regional Transit Authority, Sales Tax and Motor Vehicle Excise Tax Series 2016S-1, Rev., 5.00%, 11/1/2034	2,000	2,319

Utility — 0.0% (d)

County of Snohomish, Public Utility District No. 1, Electric System Rev., 5.00%, 12/1/2025	500	595

Total Washington		3,930

West Virginia — 0.2%

Utility — 0.2%

West Virginia Economic Development Authority, Appalachian Power Co. — AMOS Project Series 2009A, Rev., 2.63%, 6/1/2022 (c)	2,905	2,938

Wisconsin — 2.3%

Education — 0.5%

Wisconsin Health and Educational Facilities Authority, Ascension Health Alliance Senior Credit Group Series B-2, Rev., 4.00%, 5/30/2019 (c)	5,815	5,846

Wisconsin Health and Educational Facilities Authority, Aspirus, Inc., Obligated Group Rev., 5.00%, 8/15/2025	325	380

Wisconsin Health and Educational Facilities Authority, Thedacare, Inc. Rev., 5.00%, 12/15/2020	1,250	1,322

		7,548

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

General Obligation — 1.8%

City of Racine GO, 4.00%, 12/1/2025	300	334

Pewaukee School District

Series 2019B, GO, 5.00%, 9/1/2027 (f)	200	243

Series 2019B, GO, 4.00%, 9/1/2029 (f)	450	505

Series 2019B, GO, 4.00%, 9/1/2031 (f)	400	439

Series 2019A, GO, 4.00%, 3/1/2032 (f)	900	982

State of Wisconsin

Series A, GO, 5.00%, 5/1/2026	5,050	5,937

Series 1, GO, 5.00%, 11/1/2026	1,135	1,380

Sun Prairie Area School District GO, 4.00%, 3/1/2028 (f)	2,500	2,793

Wauwatosa School District, School Building and Improvement

Series 2019A, GO, 5.00%, 3/1/2027	5,025	6,114

Series 2019A, GO, 5.00%, 3/1/2029	6,025	7,184

		25,911

Total Wisconsin		33,459

Total Municipal Bonds (Cost $1,444,924)		1,461,313

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — 0.0% (d)

FNMA REMIC Series 2002-36, Class FS, 2.99%, 6/25/2032 (c) (Cost $176)	175	176

	SHARES (000)
Short-Term Investments — 3.2%

Investment Companies — 3.2%

JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 1.57% (h) (i) (Cost $47,778)	47,780	47,778

Total Investments — 102.1% (Cost $1,492,878)		1,509,267
Liabilities in Excess of Other Assets — (2.1%)		(31,143)

NET ASSETS — 100.0%		1,478,124

Percentages indicated are based on net assets.

Abbreviations

AGM	Insured by Assured Guaranty Municipal Corp.
AMT	Alternative Minimum Tax
BAN	Bond Anticipation Note
COP	Certificate of Participation
FNMA	Federal National Mortgage Association
GO	General Obligation
GRAN	Grant Revenue Anticipation Notes
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LIQ	Liquidity Agreement
NATL	Insured by National Public Finance Guarantee Corp.
PSF-GTD	Permanent School Fund Guaranteed
Q-SBLF	Qualified School Bond Loan Fund
RE	Reinsured
REMIC	Real Estate Mortgage Investment Conduit
Rev.	Revenue
SIFMA	The Securities Industry and Financial Markets Association
SOFR	Secured Overnight Financing Rate
TRAN	Tax & Revenue Anticipation Note
USD	United States Dollar
VRDO	Variable Rate Demand Obligation. The interest rate shown is the rate in effect as of February 28, 2019.

(a)	The date shown represents the earliest of the prerefunded date, next put date or final maturity date.

(b)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of February 28, 2019.
(c)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of February 28, 2019.
(d)	Amount rounds to less than 0.1% of net assets.
(e)	Security is prerefunded or escrowed to maturity.
(f)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(g)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration.
(h)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(i)	The rate shown is the current yield as of February 28, 2019.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	49

JPMorgan Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — 97.6% (a)

Alabama — 0.4%

Hospital — 0.0% (b)

Allegheny County Hospital Development Authority, University Pittsburgh Medical Centre Rev., 5.00%, 9/1/2019	40	41

Other Revenue — 0.4%

Montgomery County Public Building Authority, Warrants, Facilities Project Rev., 5.00%, 3/1/2029	1,000	1,131

UAB Medicine Finance Authority Series B-2, Rev., 3.50%, 9/1/2035	160	160

		1,291

Prerefunded — 0.0% (b)

Fort Payne Waterworks Board Rev., 4.75%, 7/1/2019 (c)	20	20

Total Alabama		1,352

Alaska — 2.0%

General Obligation — 0.0% (b)

Borough of North Slope Series 2014C, GO, 4.00%, 6/30/2019 (c)	25	25

Housing — 0.2%

Alaska Housing Finance Corp., General Mortgage Series 2016A, Rev., 3.50%, 6/1/2046	830	857

Prerefunded — 0.7%

Matanuska-Susitna Borough, Goose Creek Correctional Center Project Rev., AGC, 6.00%, 9/1/2019 (c)	2,750	2,808

Utility — 1.1%

Alaska Energy Authority, Power, Bradley Lake Hydroelectric Project, Fourth Series Rev., AGM, 6.00%, 7/1/2019	3,915	3,970

Total Alaska		7,660

Arizona — 0.2%

Education — 0.2%

Industrial Development Authority of The City of Phoenix, Downtown Phoenix Student Housing LLC — Arizona State University Project

Series 2018A, Rev., 5.00%, 7/1/2032	350	394

Series 2018A, Rev., 5.00%, 7/1/2033	150	168

Series 2018A, Rev., 5.00%, 7/1/2037	200	220

University of Arizona Rev., 5.00%, 6/1/2033	40	47

		829

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Transportation — 0.0% (b)

Phoenix-Mesa Gateway Airport Authority, Mesa Project Rev., 4.00%, 7/1/2019	20	20

Total Arizona		849

Arkansas — 0.2%

Education — 0.1%

Board of Trustees of the University of Arkansas, Various Facility, Fayetteville Campus Series A, Rev., 5.00%, 11/1/2037	185	212

University of Arkansas, Monticello Campus Series A, Rev., 5.00%, 12/1/2027	100	122

University of Arkansas, Student Fee, UALR Campus Rev., 5.00%, 10/1/2029	100	117

		451

General Obligation — 0.0% (b)

State of Arkansas, Four-Lane Highway Construction and Improvement Series 2013, GO, 5.00%, 6/15/2021	60	65

Hospital — 0.1%

County of Pulaski, Arkansas Children’s Hospital Rev., 5.00%, 3/1/2029	350	407

Total Arkansas		923

California — 12.8%

Certificate of Participation/Lease — 0.4%

City of Palm Springs Series B, COP, Zero Coupon, 4/15/2021 (c)	100	97

Riverside Public Financing Authority, Riverside Pavement Rehabilitation Project COP, AGM, 5.00%, 6/1/2033	1,500	1,673

		1,770

Education — 0.5%

California Educational Facilities Authority, Claremont McKenna College Series 2015A, Rev., 4.00%, 1/1/2039	500	517

California School Finance Authority, Green Dot Public School Projects

Series 2018A, Rev., 5.00%, 8/1/2020 (d)	50	52

Series 2018A, Rev., 5.00%, 8/1/2021 (d)	50	53

Series 2018A, Rev., 5.00%, 8/1/2022 (d)	80	87

Series 2018A, Rev., 5.00%, 8/1/2023 (d)	175	194

Series 2018A, Rev., 5.00%, 8/1/2024 (d)	160	180

Series 2018A, Rev., 5.00%, 8/1/2025 (d)	150	172

Series 2018A, Rev., 5.00%, 8/1/2026 (d)	150	174

Series 2018A, Rev., 5.00%, 8/1/2027 (d)	150	175

Series 2018A, Rev., 5.00%, 8/1/2028 (d)	190	224

		1,828

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

General Obligation — 4.3%

Alta Loma School District, Election of 2016 Series 2017A, GO, 5.00%, 8/1/2032	60	71

Campbell Union High School District GO, 3.00%, 8/1/2030	620	638

County of Santa Clara, Campbell Union High School District GO, 3.00%, 8/1/2031	30	31

El Monte City School District GO, BAN, Zero Coupon, 4/1/2023	900	835

Los Angeles Community College District, Election of 2008 Series F, GO, 5.00%, 8/1/2024	60	69

Los Angeles Unified School District Series D, GO, 5.00%, 1/1/2034	5,000	5,054

Mount San Antonio Community College District, Election of 2008 Series A, GO, Zero Coupon, 8/1/2043	7,150	6,285

Palomar Community College District GO, 5.00%, 5/1/2019	35	35

Pomona Unified School District Series A, GO, NATL-RE, 6.10%, 2/1/2020	50	52

Santa Maria Joint Union High School District, Santa Barbara and San Luis Obispo GO, Zero Coupon, 8/1/2037	2,450	1,040

State of California, Various Purpose GO, 6.50%, 4/1/2033	2,285	2,293

		16,403

Hospital — 1.2%

California Health Facilities Financing Authority, Sutter Health Series 2016A, Rev., 5.00%, 11/15/2041	250	277

California Municipal Finance Authority, Eisenhower Medical Center Series 2017A, Rev., 5.00%, 7/1/2042	1,000	1,094

California Public Finance Authority, Henry Mayo Newhall Hospital

Rev., 5.00%, 10/15/2037	500	545

Rev., 5.00%, 10/15/2047	1,000	1,063

California Statewide Communities Development Authority, Marin General Hospital Project Series 2018A, Rev., 4.00%, 8/1/2045	1,500	1,502

		4,481

Other Revenue — 1.7%

Golden State Tobacco Securitization Corp., Tobacco Settlement Series A-1, Rev., 3.50%, 6/1/2036	6,500	6,455

Prerefunded — 2.7%

San Diego Public Facilities Financing Authority, Senior Sewer Series A, Rev., 5.25%, 5/15/2019 (c)	7,500	7,556

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Prerefunded — continued

State of California, Various Purpose GO, 6.50%, 4/1/2019 (c)	2,715	2,726

		10,282

Transportation — 0.4%

Bay Area Toll Authority, Toll Bridge, San Francisco Bay Area Series S-7, Rev., 4.00%, 4/1/2032	35	38

City of Los Angeles, Department of Airports Series A, Rev., AMT, 5.00%, 5/15/2038	1,250	1,363

		1,401

Utility — 0.5%

Long Beach Bond Finance Authority, Natural Gas Series A, Rev., 5.25%, 11/15/2021	2,000	2,147

Water & Sewer — 1.1%

East Bay Municipal Utility District Water System, Green Bonds Series B, Rev., 5.00%, 6/1/2033	515	596

East Bay Municipal Utility District, Wastewater System Series A, Rev., 5.00%, 6/1/2036	2,450	2,813

Orange County Water District Series A, Rev., 5.00%, 8/15/2034	650	770

		4,179

Total California		48,946

Colorado — 2.6%

Certificate of Participation/Lease — 1.1%

Adams County, Colorado Refunding and Improvement COP, 4.00%, 12/1/2040	2,815	2,937

Colorado Department of Transportation Headquarters Facilities COP, 5.00%, 6/15/2041	1,000	1,124

State of Colorado Series 2018A, COP, 5.00%, 9/1/2031	20	24

		4,085

Hospital — 0.6%

Colorado Health Facilities Authority, Vail Valley Medical Centre Project Rev., 4.00%, 1/15/2045	1,095	1,082

Denver Health and Hospital Authority Series A, Rev., 5.25%, 12/1/2045	1,000	1,076

		2,158

Other Revenue — 0.0% (b)

County of Boulder Rev., 5.00%, 7/15/2019	35	35

Prerefunded — 0.9%

State of Colorado, Building Excellent Schools Today Series G, COP, 5.00%, 3/15/2021 (c)	2,000	2,132

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	51

JPMorgan Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Prerefunded — continued

University of Colorado, University Enterprise Series A, Rev., 5.38%, 6/1/2019 (c)	1,500	1,514

		3,646

Total Colorado		9,924

Connecticut — 1.3%

Education — 0.6%

Connecticut State Higher Education Supplemental Loan Authority, CHESLA Loan Program

Series A, Rev., AMT, 5.00%, 11/15/2019	175	178

Series A, Rev., AMT, 5.00%, 11/15/2020	300	313

State of Connecticut, Health and Educational Facility Authority

Series K-1, Rev., 5.00%, 7/1/2034	725	811

Series K-1, Rev., 5.00%, 7/1/2036	450	499

Series K-1, Rev., 5.00%, 7/1/2039	490	539

University of Connecticut Series A, Rev., 5.00%, 2/15/2028	15	17

		2,357

General Obligation — 0.1%

State of Connecticut Series A, GO, 5.00%, 4/15/2029	150	172

Town of Cheshire GO, 4.00%, 8/1/2019	80	81

Town of Monroe GO, 5.00%, 5/1/2019	20	20

		273

Hospital — 0.3%

Connecticut State Health and Educational Facilities Authority, Covenant Home, Inc. Series B, Rev., 5.00%, 12/1/2025	1,000	1,148

Housing — 0.3%

Connecticut Housing Finance Authority, Housing Mortgage Finance Program

Series B-2, Rev., 4.00%, 11/15/2032	475	486

Series A-1, Rev., 4.00%, 11/15/2045	140	145

Subseries A-1, Rev., 4.00%, 11/15/2047	435	458

		1,089

Special Tax — 0.0% (b)

State of Connecticut, Special Tax, Transportation Infrastructure Purposes Series B, Rev., 5.00%, 10/1/2033	30	34

Total Connecticut		4,901

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Delaware — 1.0%

Education — 0.3%

The Delaware Economic Development Authority, Newark Charter School, Inc. Project

Series A, Rev., 5.00%, 9/1/2036	500	544

Series A, Rev., 5.00%, 9/1/2046	500	534

		1,078

General Obligation — 0.0% (b)

County of New Castle GO, 5.00%, 4/1/2027	25	31

Hospital — 0.3%

Delaware State Health Facilities Authority, Bayhealth Medical Center Project Series A, Rev., 4.00%, 7/1/2043	1,275	1,294

Housing — 0.1%

Delaware State Housing Authority, Senior Single Family Mortgage Series A-1, Rev., AMT, 4.90%, 7/1/2029	425	434

Industrial Development Revenue/Pollution Control Revenue — 0.3%

Delaware Economic Development Authority, Acts Retirement-Life Communities, Inc. Obligated Group Series 2018-B, Rev., 5.00%, 11/15/2048	1,000	1,082

Prerefunded — 0.0% (b)

Delaware Transportation Authority Rev., 5.00%, 7/1/2019 (c)	50	50

Total Delaware		3,969

District of Columbia — 2.9%

General Obligation — 1.1%

District of Columbia

Series A, GO, 5.00%, 6/1/2019	20	20

Series B, GO, NATL-RE, 6.00%, 6/1/2019	3,965	4,007

		4,027

Other Revenue — 0.0% (b)

District of Columbia Series 2012C, Rev., 5.00%, 12/1/2019	20	21

Prerefunded — 0.3%

District of Columbia Series A, Rev., 6.00%, 7/1/2023 (c)	1,000	1,176

Washington Metropolitan Area Transit Authority Series 2009A, Rev., 5.13%, 7/1/2019 (c)	30	30

		1,206

Transportation — 1.5%

Washington Metropolitan Area Transit Authority Series B, Rev., 5.00%, 7/1/2042	5,010	5,693

Total District of Columbia		10,947

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Florida — 1.0%

Certificate of Participation/Lease — 0.0% (b)

St Johns County School Board COP, 5.00%, 7/1/2019	40	40

Education — 0.0% (b)

St Lucie County School Board Rev., AGM, 5.00%, 10/1/2019	50	51

General Obligation — 0.7%

Hillsborough County, Parks and Recreation Program GO, NATL-RE, 5.25%, 7/1/2025	2,415	2,809

State of Florida Series C, GO, 5.00%, 6/1/2019	25	25

		2,834

Hospital — 0.1%

Orange County Health Facilities Authority Series B, Rev., 4.00%, 10/1/2045	215	215

Housing — 0.0% (b)

Florida Housing Finance Corp., Homeowner Mortgage

Series B, Rev., GNMA/FNMA/FHLMC, 4.50%, 1/1/2029	90	92

Series 1, Rev., 5.00%, 7/1/2041	5	5

		97

Other Revenue — 0.2%

Capital Trust Agency Inc., H-Bay Ministries, Inc., Superior Residences Project

Series 2018B, Rev., 3.75%, 7/1/2023	200	201

Series 2018B, Rev., 4.00%, 7/1/2028	375	372

Orange County Convention Center Series 2016A, Rev., 4.00%, 10/1/2036	40	42

		615

Transportation — 0.0% (b)

Florida’s Turnpike Enterprise, Department of Transportation Series 2018A, Rev., 5.00%, 7/1/2033	55	65

Utility — 0.0% (b)

County of Sarasota, Utility System Series 2016A, Rev., 4.00%, 10/1/2043	65	67

Total Florida		3,984

Georgia — 3.2%

Education — 0.5%

Georgia Higher Education Facilities Authority USG Real Estate Foundation II LLC Projects Rev., 4.00%, 6/15/2038 (e)	2,000	2,074

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Hospital — 1.2%

Dalton Development Authority, Hamilton Health Care System Rev., NATL-RE, 5.50%, 8/15/2026	3,380	3,771

Dalton Whitfield County Joint Development Authority, Hamilton Health Care System Series 2017, Rev., 4.00%, 8/15/2041	1,000	1,034

		4,805

Housing — 0.1%

Georgia Housing and Finance Authority, Single Family Mortgage

Series A, Rev., 5.00%, 6/1/2029	15	15

Subseries A-1, Rev., 4.00%, 6/1/2044	210	217

		232

Prerefunded — 0.0% (b)

State of Georgia Series D, GO, 5.00%, 5/1/2019 (c)	20	20

Utility — 1.4%

Main Street Natural Gas, Inc., Gas Supply Series A, Rev., LIQ: Royal Bank of Canada, 4.00%, 9/1/2023 (f)	5,000	5,313

Total Georgia		12,444

Hawaii — 0.6%

General Obligation — 0.6%

City and County of Honolulu Series A, GO, 5.00%, 10/1/2037	1,970	2,242

State of Hawaii Series DR, GO, 4.25%, 6/1/2019	25	25

		2,267

Water & Sewer — 0.0% (b)

City and County of Honolulu Series 2015A, Rev., 5.00%, 7/1/2019	30	30

Total Hawaii		2,297

Idaho — 0.0% (b)

Education — 0.0% (b)

University of Idaho Series 2018A, Rev., 5.00%, 4/1/2035	25	29

Illinois — 4.4%

Education — 0.2%

Chicago Public Building Commission, Board of Education Series A, Rev., NATL-RE, 7.00%, 1/1/2020 (c)	900	937

General Obligation — 1.6%

City of Chicago Series 2006A, GO, AGM, 4.75%, 1/1/2030	100	100

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	53

JPMorgan Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

General Obligation — continued

City of Oak Forest Series 2016B, GO, 3.00%, 12/15/2020	365	372

City of Rockford, Waterworks System Series B, GO, 4.00%, 12/15/2022	105	110

Cook County Forest Preserve District, Limited Tax Project Series B, GO, 5.00%, 12/15/2037	295	309

State of Illinois

GO, 5.00%, 5/1/2024	205	220

Series D, GO, 5.00%, 11/1/2024	325	350

GO, 5.50%, 1/1/2030	20	22

GO, 4.13%, 11/1/2031	20	20

GO, 4.00%, 6/1/2037	45	41

GO, 5.50%, 7/1/2038	3,000	3,121

Village of Bolingbrook Series A, GO, AGM, 5.00%, 1/1/2033	1,000	1,129

Will County School District No. 86 Joliet Series A, GO, 4.00%, 3/1/2024	220	236

Winnebago & Boone Counties School District No. 205 Rockford Series B, GO, 3.75%, 2/1/2033	35	35

		6,065

Hospital — 0.3%

Illinois Finance Authority, Healthcare Enterprises, Inc.

Series C, Rev., 5.00%, 3/1/2033	305	348

Series C, Rev., 5.00%, 3/1/2034	205	233

Illinois Finance Authority, Presence Health Network Series C, Rev., 4.00%, 2/15/2041	475	479

		1,060

Other Revenue — 1.6%

City of Chicago, Tax Increment, Pilsen Redevelopment Project Series 2014A, Rev., 5.00%, 6/1/2019	410	413

Railsplitter Tobacco Settlement Authority Rev., 5.25%, 6/1/2021	200	213

Sales Tax Securitization Corp.

Series C, Rev., 5.00%, 1/1/2026	3,500	3,986

Series C, Rev., 5.25%, 1/1/2043	1,500	1,662

		6,274

Prerefunded — 0.4%

City of Chicago, O’Hare International Airport, Third Lien Series 2011A, Rev., 5.75%, 1/1/2021 (c)	1,260	1,351

State of Illinois Series B, Rev., 5.25%, 6/15/2019 (c)	25	25

		1,376

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Transportation — 0.3%

City of Chicago, O’Hare International Airport, Third Lien Series 2011A, Rev., 5.75%, 1/1/2039	240	256

Regional Transportation Authority Series D, Rev., NATL-RE, 7.75%, 6/1/2019	925	938

		1,194

Total Illinois		16,906

Indiana — 1.2%

Education — 0.0% (b)

Greenfield Middle School Building Corp., Ad Valorem Property Tax First Mortgage Refunding Rev., 5.00%, 1/15/2023	10	11

Hospital — 0.0% (b)

Indiana Finance Authority, Parkview Health Series A, Rev., 4.00%, 11/1/2048	50	51

Indiana Health and Educational Facilities Financing Authority, Ascension Senior Credit Group Series 2006 B-1, Rev., 4.00%, 11/15/2046	15	15

		66

Other Revenue — 0.0% (b)

Indiana Finance Authority Series 2012M, Rev., 4.00%, 7/1/2020	100	103

Prerefunded — 1.2%

Indiana Finance Authority, State Revolving Fund Program Series A, Rev., 5.00%, 2/1/2022 (c)	4,000	4,371

Total Indiana		4,551

Iowa — 0.2%

Education — 0.0% (b)

University of Iowa (The), Academic Building Rev., 4.00%, 7/1/2019	30	30

Housing — 0.2%

Iowa Finance Authority Single Family Mortgage-Backed Securities Program

Series 2, Rev., GNMA/FNMA/FHLMC, 4.50%, 7/1/2028	95	97

Series 1, Rev., GNMA/FNMA/FHLMC, 4.50%, 1/1/2029	10	10

Series D, Rev., GNMA/FNMA/FHLMC COLL, 3.50%, 7/1/2046	585	604

		711

Total Iowa		741

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Kentucky — 0.6%

Certificate of Participation/Lease — 0.0% (b)

Commonwealth of Kentucky COP, 4.00%, 6/15/2032	30	31

Education — 0.1%

Kentucky Higher Education Student Loan Corp. Series A, Rev., AMT, 5.00%, 6/1/2019	460	463

Hospital — 0.5%

City of Ashland, Kings Daughters Medical Center Series 2016A, Rev., 4.00%, 2/1/2036	1,750	1,662

Housing — 0.0% (b)

Kentucky Housing Corp. Series A, Rev., 5.00%, 1/1/2028	40	41

Transportation — 0.0% (b)

Kentucky Turnpike Authority, Revitalization Projects Series B, Rev., 5.00%, 7/1/2023	30	34

Total Kentucky		2,231

Louisiana — 0.6%

Hospital — 0.3%

Louisiana Public Facilities Authority, Louisiana Children’s Medical Center Series 2015A1, Rev., 5.00%, 6/1/2039	25	28

Louisiana Public Facilities Authority, Ochsner Clinic Foundation Project Rev., 5.00%, 5/15/2047	1,055	1,126

		1,154

Other Revenue — 0.3%

Tobacco Settlement Financing Corp., Asset-Backed Series A, Rev., 5.25%, 5/15/2035	1,000	1,056

Utility — 0.0% (b)

State of Louisiana, Gas and Fuels Tax Series A-1, Rev., 5.00%, 5/1/2020	45	47

Total Louisiana		2,257

Maine — 1.7%

Housing — 0.2%

Maine State Housing Authority Series A, Rev., 4.00%, 11/15/2045	475	494

Other Revenue — 0.0% (b)

Maine Municipal Bond Bank Series E, Rev., 4.00%, 11/1/2021	100	106

Prerefunded — 1.5%

Maine Turnpike Authority Rev., 6.00%, 7/1/2019 (c)	5,675	5,755

Total Maine		6,355

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Maryland — 0.1%

Hospital — 0.0% (b)

Maryland Health and Higher Educational Facilities Authority, Broadmead Issue Series A, Rev., 5.00%, 7/1/2023	115	128

Housing — 0.1%

Montgomery County Housing Opportunities Commission, Single Family Mortgage Series A, Rev., 4.00%, 1/1/2031	290	301

Prerefunded — 0.0% (b)

State of Maryland Department of Transportation Rev., 4.00%, 5/15/2019 (c)	30	30

Total Maryland		459

Massachusetts — 2.5%

Education — 0.3%

Massachusetts Development Finance Agency, Emerson College

Rev., 5.00%, 1/1/2036	825	921

Rev., 5.00%, 1/1/2037	315	351

Massachusetts School Building Authority Series B, Rev., 5.00%, 8/15/2019	55	56

		1,328

General Obligation — 1.0%

Commonwealth of Massachusetts, Consolidated Loan of 2016 Series J, GO, 4.00%, 12/1/2039	3,690	3,838

Town of Billerica, Municipal Purpose Loan Series A, GO, 4.00%, 5/15/2019	40	40

Town of Framingham, Municipal Purpose Loan GO, 5.00%, 6/15/2019	30	30

		3,908

Housing — 0.5%

Massachusetts Housing Finance Agency, Single Family Housing

Series 177, Rev., AMT, 4.00%, 6/1/2039	530	548

Series 167, Rev., 4.00%, 12/1/2043	380	392

Series 169, Rev., 4.00%, 12/1/2044	815	838

		1,778

Prerefunded — 0.0% (b)

Commonwealth of Massachusetts

Series B, GO, 4.00%, 7/1/2019 (c)	20	20

Series B, GO, 5.00%, 7/1/2019 (c)	20	21

Massachusetts Water Resources Authority Series B, Rev., 5.00%, 8/1/2019 (c)	20	20

		61

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	55

JPMorgan Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Transportation — 0.7%

Commonwealth of Massachusetts Federal Highway, Accelerated Bridge Program Series A, Rev., 5.00%, 6/15/2019	20	20

Commonwealth of Massachusetts Transportation Fund, Rail Enhancement and Accelerated Bridge Programs Series B, Rev., 4.00%, 6/1/2046	2,480	2,546

		2,566

Total Massachusetts		9,641

Michigan — 0.5%

General Obligation — 0.0% (b)

Whitehall District Schools GO, AGM, 5.00%, 5/1/2033	25	29

Housing — 0.1%

Michigan State Housing Development Authority, Single-Family Mortgage Series A, Rev., 4.00%, 6/1/2046	150	156

Other Revenue — 0.0% (b)

Michigan Finance Authority, Unemployment Obligation Assessment Series 2012A, Rev., 5.00%, 7/1/2019	20	20

Transportation — 0.4%

State of Michigan, Trunk Line

Rev., 5.00%, 11/1/2019	20	21

Rev., 5.00%, 11/15/2036	1,500	1,625

		1,646

Total Michigan		1,851

Minnesota — 2.4%

Education — 0.4%

Minnesota Higher Education Facilities Authority, Carleton College

Rev., 4.00%, 3/1/2032	1,000	1,086

Rev., 4.00%, 3/1/2033	500	535

		1,621

General Obligation — 0.6%

Aurora Independent School District No. 2711, School Building, Capital Appreciation

Series 2017B, GO, Zero Coupon, 2/1/2026	150	123

Series 2017B, GO, Zero Coupon, 2/1/2027	400	319

Series 2017B, GO, Zero Coupon, 2/1/2028	225	170

Series 2017B, GO, Zero Coupon, 2/1/2029	1,560	1,122

Series 2017B, GO, Zero Coupon, 2/1/2030	880	602

		2,336

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Hospital — 0.8%

City of Minneapolis, Health Care System, Fairview Health Services Series A, Rev., 4.00%, 11/15/2048	3,000	3,022

Housing — 0.6%

Dakota County Community Development Agency, Single Family Mortgage, Mortgage-Backed Securities Program Series A, Rev., GNMA/FNMA/FHLMC, 4.50%, 6/1/2035	115	118

Minneapolis/St. Paul Housing Finance Board, Single Family Mortgage, Mortgage-Backed Securities Program, City Living Home Programs

Series A, Rev., GNMA COLL, 4.50%, 12/1/2026	75	76

Series A-1, Rev., GNMA/FNMA/FHLMC, 5.25%, 12/1/2040	14	14

Series A-2, Rev., GNMA/FNMA/FHLMC, 5.52%, 3/1/2041	100	101

Minnesota Housing Finance Agency, Homeownership Finance, Mortgage-Backed Securities Program

Series B, Rev., GNMA/FNMA/FHLMC, 4.50%, 1/1/2031	40	41

Series D, Rev., GNMA/FNMA/FHLMC, 4.50%, 7/1/2034	35	36

Series E, Rev., GNMA/FNMA/FHLMC, 4.00%, 1/1/2035	80	81

Minnesota Housing Finance Agency, Residential Housing Finance

Series A, Rev., 4.00%, 7/1/2038	290	301

Series D, Rev., GNMA/FNMA/FHLMC, 4.00%, 7/1/2040	130	133

Series C, Rev., AMT, GNMA/FNMA/FHLMC, 4.00%, 1/1/2045	780	813

Series B, Rev., GNMA/FNMA/FHLMC COLL, 4.00%, 7/1/2047	420	441

		2,155

Total Minnesota		9,134

Mississippi — 2.9%

Industrial Development Revenue/Pollution Control Revenue — 2.6%

Mississippi Business Finance Corp., Gulf Opportunity Zone Industrial Development, Chevron USA, Inc. Project Series D, Rev., VRDO, 1.68%, 3/1/2019 (f)	10,000	10,000

Water & Sewer — 0.3%

Mississippi Development Bank, Water and Sewer System Project, Special Obligation Rev., AGM, 6.88%, 12/1/2040	1,000	1,187

Total Mississippi		11,187

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Missouri — 1.4%

Education — 1.1%

Health and Educational Facilities Authority of the State of Missouri, Lutheran Senior Services Projects

Series 2019A, Rev., 5.00%, 2/1/2034	1,000	1,083

Series 2019A, Rev., 5.00%, 2/1/2042	1,000	1,052

Missouri State Health and Educational Facilities Authority, Health Facilities, SSM Health Series A, Rev., 4.00%, 6/1/2048	2,160	2,184

		4,319

Housing — 0.3%

Missouri Housing Development Commission, Single Family Mortgage, First Place Homeownership Loan Program

Series B, Rev., GNMA/FNMA/FHLMC COLL, 3.50%, 5/1/2041	460	474

Series B-2, Rev., GNMA/FNMA/FHLMC, 4.00%, 11/1/2045	605	634

Missouri Housing Development Commission, Single Family Mortgage, Special Homeownership Loan Program

Series E-3, Rev., GNMA/FNMA/FHLMC, 4.63%, 5/1/2028	20	20

Series E-4, Rev., GNMA/FNMA/FHLMC, 4.25%, 11/1/2030	40	41

		1,169

Industrial Development Revenue/Pollution Control Revenue — 0.0% (b)

Missouri Environmental Improvement and Energy Resources Authority, Water Pollution Control and Drinking Water Series B, Rev., 5.00%, 7/1/2025	35	37

Total Missouri		5,525

Montana — 0.1%

Housing — 0.1%

Montana Board of Housing, Single Family Homeownership

Series B2, Rev., AMT, 5.00%, 12/1/2027	240	248

Series A-2, Rev., AMT, 4.00%, 12/1/2038	145	150

		398

Total Montana		398

Nebraska — 0.1%

General Obligation — 0.0% (b)

Douglas County School District No. 17 GO, 4.00%, 6/15/2019	20	20

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Utility — 0.1%

Public Power Generation Agency, Whelan Energy Center Unit 2

Series A, Rev., 5.00%, 1/1/2026	100	115

Series A, Rev., 5.00%, 1/1/2034	185	210

		325

Total Nebraska		345

Nevada — 0.8%

Transportation — 0.1%

City of Reno, Sales Tax, Senior Lien, ReTrac-Reno Transportation Rail Access Corridor Project Series B, Rev., AGM, 4.00%, 6/1/2048	375	376

Utility — 0.7%

Las Vegas Convention and Visitors Authority, Convention Center Expansion Series B, Rev., 4.00%, 7/1/2049	2,500	2,531

Total Nevada		2,907

New Hampshire — 0.0% (b)

Housing — 0.0% (b)

New Hampshire Housing Finance Authority, Single Family Mortgage

Series C, Rev., 4.00%, 1/1/2028	65	66

Series A, Rev., 5.25%, 7/1/2028	25	26

		92

Total New Hampshire		92

New Jersey — 5.0%

Certificate of Participation/Lease — 0.0% (b)

County of Middlesex COP, 4.00%, 6/15/2022	110	118

General Obligation — 0.0% (b)

County of Ocean GO, 4.00%, 8/1/2019	30	30

Housing — 0.3%

New Jersey Housing and Mortgage Finance Agency, Single Family Housing Series A, Rev., 4.50%, 10/1/2048	985	1,067

Industrial Development Revenue/Pollution Control Revenue — 0.8%

New Jersey Economic Development Authority, Biomedical Research Facilities Series A, Rev., 5.00%, 7/15/2027	240	269

New Jersey Economic Development Authority, School Facilities Construction Series NN, Rev., 5.00%, 3/1/2024	150	163

New Jersey Economic Development Authority, State House Project Series B, Rev., 4.13%, 6/15/2039	2,800	2,849

		3,281

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	57

JPMorgan Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Other Revenue — 1.0%

Tobacco Settlement Financing Corp.

Series A, Rev., 4.00%, 6/1/2037	1,000	998

Series A, Rev., 5.00%, 6/1/2046	1,000	1,056

Series A, Rev., 5.25%, 6/1/2046	1,500	1,618

		3,672

Transportation — 2.9%

New Jersey Transportation Trust Fund Authority, Capital Appreciation, Transportation Systems Series A, Rev., Zero Coupon, 12/15/2036	10,355	4,759

New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement

Series A-1, Rev., 5.00%, 6/15/2027	2,670	3,040

Series A, Rev., 5.00%, 6/15/2031	3,000	3,326

		11,125

Total New Jersey		19,293

New Mexico — 0.3%

Housing — 0.2%

New Mexico Mortgage Finance Authority, Single Family Mortgage Program

Series A, Class I, Rev., GNMA/FNMA/FHLMC, 5.00%, 9/1/2030	25	26

Series A, Class I, Rev., GNMA/FNMA/FHLMC, 4.25%, 3/1/2043	200	205

Series B-1, Rev., GNMA/FNMA/FHLMC, 3.75%, 3/1/2048	615	646

		877

Transportation — 0.0% (b)

New Mexico Finance Authority, State Transportation, Senior Lien Series B, Rev., 5.00%, 6/15/2024	100	104

Utility — 0.1%

New Mexico Finance Authority, Senior Lien Public Project Revolving Fund Series 2018-A, Rev., 5.00%, 6/1/2019	135	136

New Mexico Finance Authority, Subordinate Lien Public Project Series 2017D, Rev., 5.00%, 6/15/2019	35	35

		171

Total New Mexico		1,152

New York — 11.0%

Education — 0.6%

Monroe County Industrial Development Corp., University of Rochester Series 2017C, Rev., 4.00%, 7/1/2033	50	54

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Education — continued

New York State Dormitory Authority

Series 2015B, Rev., 5.00%, 7/1/2026	15	18

Series 2019A, Rev., 4.00%, 7/1/2045	2,000	2,079

Tompkins County Development Corp., Ithaca College Rev., 5.00%, 7/1/2032	80	94

		2,245

General Obligation — 0.3%

County of Onondaga GO, 5.00%, 5/1/2019	35	35

Minisink Valley Central School District GO, 3.00%, 4/15/2019	20	20

Springville-Griffith Institute Central School District GO, 3.00%, 6/15/2021	25	26

Town of Orangetown, Rockland County, Sparkill-Palisades Fire District

GO, AGM, 4.00%, 11/15/2040	220	230

GO, AGM, 4.00%, 11/15/2041	205	214

GO, AGM, 4.00%, 11/15/2042	315	328

GO, AGM, 4.00%, 11/15/2043	325	337

Village of Tuxedo Park GO, 4.00%, 8/1/2031	45	50

		1,240

Housing — 0.1%

New York Mortgage Agency, Homeowner Mortgage Series 197, Rev., 3.50%, 10/1/2044	385	397

Other Revenue — 2.4%

New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2011 Series C, Rev., 5.00%, 11/1/2021	170	180

New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2019 Subseries A-1, Rev., 5.00%, 8/1/2040	5,000	5,764

New York Convention Center Development Corp., Subordinated Lien Hotel Unit fee

Series B, Rev., Zero Coupon, 11/15/2055	4,970	1,049

Series B, Rev., Zero Coupon, 11/15/2056	6,500	1,306

TSASC, Inc., Tobacco Settlement Series B, Rev., 5.00%, 6/1/2020	500	514

Westchester Tobacco Asset Securitization Series 2016B, Rev., 5.00%, 6/1/2025	130	148

		8,961

Prerefunded — 0.0% (b)

Erie County Industrial Development Agency, City School District of The City of Buffalo Project Series 2009A, Rev., 5.00%, 5/1/2019 (c)	20	20

Metropolitan Transportation Authority Series H, Rev., 5.00%, 11/15/2022 (c)	65	73

		93

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Transportation — 3.2%

Metropolitan Transportation Authority Series D, Rev., 5.00%, 11/15/2031	400	459

New York Transportation Development Corp., Delta Air Lines, Inc., Laguardia Airport Terminals C&D Redevelopment Project

Rev., AMT, 4.00%, 1/1/2036	1,500	1,530

Rev., AMT, 5.00%, 1/1/2036	1,125	1,261

Port Authority of New York and New Jersey, Consolidated, 93rd Series Series 93, Rev., 6.13%, 6/1/2094	7,470	9,006

Triborough Bridge & Tunnel Authority Series 2018B, Rev., 5.00%, 11/15/2031	75	95

		12,351

Utility — 1.2%

Utility Debt Securitization Authority Series TE, Rev., 5.00%, 12/15/2041	4,250	4,724

Water & Sewer — 3.2%

New York City Municipal Water Finance Authority, Water and Sewer System, Fiscal Year 2012 Subseries B-2, Rev., VRDO, LIQ: State Street Bank & Trust, 1.68%, 3/1/2019 (f)	10,000	10,000

New York State Environmental Facilities Corp., State Clean Water and Drinking Water Revolving Funds, Municipal Water Finance Authority Projects—Second Resolution Series A, Rev., 5.00%, 6/15/2037	1,750	2,032

		12,032

Total New York		42,043

North Carolina — 1.0%

Education — 0.8%

North Carolina Capital Facilities Finance Agency, Meredith College

Rev., 5.00%, 6/1/2027	1,060	1,199

Rev., 5.00%, 6/1/2028	905	1,016

Rev., 5.00%, 6/1/2029	350	390

Rev., 5.00%, 6/1/2030	450	499

		3,104

General Obligation — 0.0% (b)

County of Durham GO, 5.00%, 11/1/2019	25	26

State of North Carolina Series A, GO, 5.00%, 6/1/2019	25	25

		51

Housing — 0.2%

North Carolina Housing Finance Agency, Homeownership

Series 2, Rev., 4.25%, 1/1/2028	45	46

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Housing — continued

Series 1, Rev., 4.50%, 7/1/2028	95	97

Series A, Rev., AMT, 3.50%, 7/1/2039	355	364

		507

Other Revenue — 0.0% (b)

City of Raleigh Series A, Rev., 4.00%, 10/1/2022	30	33

Water & Sewer — 0.0% (b)

City of Greensboro, Combined Water and Sewer System Series 2012A, Rev., 5.00%, 6/1/2019	25	25

Total North Carolina		3,720

North Dakota — 0.3%

Housing — 0.3%

North Dakota Housing Finance Agency, Home Mortgage Finance Program

Series B, Rev., 4.50%, 1/1/2028	140	144

Series D, Rev., 4.25%, 7/1/2028	110	113

Series A, Rev., 4.00%, 7/1/2034	320	331

Series D, Rev., 3.50%, 7/1/2046	480	497

		1,085

Total North Dakota		1,085

Ohio — 1.5%

Education — 0.0% (b)

Miami University, A State University of Ohio Rev., 5.00%, 9/1/2029	25	30

General Obligation — 1.1%

City of Columbus Series 2015A, GO, 5.00%, 7/1/2019	25	25

County of Union, Memorial Hospital GO, 4.00%, 12/1/2041	1,825	1,868

Greenville City School District, School Improvement

GO, 5.25%, 1/1/2038	1,000	1,092

GO, 5.25%, 1/1/2041	1,000	1,090

State of Ohio, Higher Education Series B, GO, 5.00%, 8/1/2023	110	122

		4,197

Hospital — 0.3%

County of Warren, Otterbein Homes Obligated Group, Healthcare Facilities Series A, Rev., 5.50%, 7/1/2039	1,000	1,089

Housing — 0.1%

Ohio Housing Finance Agency, Single Family Mortgage

Series 1, Rev., GNMA/FNMA/FHLMC, 4.80%, 11/1/2028	35	36

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	59

JPMorgan Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Housing — continued

Series 1, Rev., GNMA/FNMA/FHLMC, 5.00%, 11/1/2028	25	25

Series 3, Rev., GNMA/FNMA/FHLMC, 4.50%, 11/1/2029	100	103

		164

Other Revenue — 0.0% (b)

State of Ohio Series 2013A, Rev., 5.00%, 10/1/2019	25	25

Water & Sewer — 0.0% (b)

Ohio Water Development Authority

Series 2010C, Rev., 5.00%, 6/1/2019	90	91

Series 2013A, Rev., 5.00%, 6/1/2019	20	20

Ohio Water Development Authority, Water Pollution Control Loan Fund Rev., 5.25%, 6/1/2019	40	40

		151

Total Ohio		5,656

Oklahoma — 1.2%

Hospital — 0.2%

Oklahoma Development Finance Authority, Health System, Ou Medicine Project Series B, Rev., AGM, 4.00%, 8/15/2048	700	711

Housing — 0.0% (b)

Oklahoma Housing Finance Agency, Single Family Mortgage, Homeownership Loan Program

Series B, Rev., GNMA COLL, 4.50%, 9/1/2027	60	62

Series A, Rev., GNMA COLL, 4.75%, 3/1/2028	45	46

		108

Other Revenue — 0.0% (b)

Edmond Public Works Authority Rev., 5.00%, 7/1/2019	40	40

Grand River Dam Authority Series A, Rev., 4.00%, 6/1/2022	10	11

		51

Prerefunded — 0.5%

Oklahoma City Water Utilities Trust, Water and Sewer System Series A, Rev., 5.00%, 7/1/2019 (c)	2,000	2,022

Transportation — 0.5%

Oklahoma Turnpike Authority, Turnpike System, Second Senior Series A, Rev., 5.00%, 1/1/2037	1,665	1,884

Total Oklahoma		4,776

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Oregon — 0.1%

General Obligation — 0.0% (b)

State of Oregon Series N, GO, 4.00%, 12/1/2019	25	25

Prerefunded — 0.0% (b)

Multnomah & Clackamas Counties School District No. 51JT Riverdale Series A, GO, 4.75%, 6/15/2019 (c)	20	20

Transportation — 0.0% (b)

State of Oregon Department of Transportation Series 2013A, Rev., 5.00%, 11/15/2022	5	6

Utility — 0.1%

City of Eugene, Electric Utility System Series 2016A, Rev., 4.00%, 8/1/2031	325	355

Total Oregon		406

Pennsylvania — 9.3%

Certificate of Participation/Lease — 0.3%

Commonwealth of Pennsylvania Series A, COP, 4.00%, 7/1/2046	1,200	1,222

Education — 0.0% (b)

Northampton County General Purpose Authority, Moravian College Rev., 5.00%, 10/1/2036	100	108

Swarthmore Borough Authority, Swarthmore College Rev., 5.00%, 9/15/2023	25	29

		137

General Obligation — 0.8%

Central Dauphin School District GO, 4.00%, 2/1/2030	25	27

City of Pittsburgh GO, 4.00%, 9/1/2031	1,155	1,249

Commonwealth of Pennsylvania Series 2004, GO, AGM, 5.38%, 7/1/2020	150	157

The School Board of Philadelphia County Series B, GO, AGM, 4.00%, 9/1/2043	1,250	1,257

Upper Merion Area School District GO, 5.00%, 1/15/2036	250	287

		2,977

Hospital — 3.8%

Allegheny County Hospital Development Authority, Allegheny Health Network Obligated Group Series 2018A, Rev., 4.00%, 4/1/2044	2,000	1,981

Allegheny County Hospital Development Authority, University Pittsburgh Medical Centre Series 2009A, Rev., 4.50%, 8/15/2019	50	51

Berks County Industrial Development Authority, Tower Health Project Rev., 5.00%, 11/1/2037	430	478

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Hospital — continued

Chester County Health and Education Facilities Authority, Main Line Health System Series 2017A, Rev., 4.00%, 10/1/2036	25	26

DuBois Hospital Authority, Penn Highlands Healthcare Rev., 4.00%, 7/15/2048	1,200	1,187

Lancaster County Hospital Authority, Health Center, Masonic Villages Project

Rev., 5.00%, 11/1/2034	35	39

Rev., 5.00%, 11/1/2036	510	564

Rev., 5.00%, 11/1/2037	250	276

Montgomery County Higher Education and Health Authority, Thomas Jefferson University

Series 2018A, Rev., 4.00%, 9/1/2038	3,725	3,822

Series 2018-A, Rev., 4.00%, 9/1/2043	3,740	3,726

West Cornwall Township Municipal Authority, Pleasant View Retirement Community Project

Rev., 3.00%, 12/15/2023	550	549

Rev., 4.00%, 12/15/2028	1,000	1,015

Rev., 5.00%, 12/15/2038	750	804

		14,518

Housing — 0.4%

Pennsylvania Housing Finance Agency, Single Family Mortgage

Series 112, Rev., 5.00%, 4/1/2028	55	56

Series 118A, Rev., AMT, 3.50%, 4/1/2040	860	877

Series 122, Rev., 4.00%, 10/1/2046	455	477

		1,410

Industrial Development Revenue/Pollution Control Revenue — 0.9%

Montgomery County Industrial Development Authority, ACTS Retirement-Life Communities, Inc. Obligated Group Rev., 5.00%, 11/15/2025	510	544

Pennsylvania Economic Development Financing Authority, Waste Management, Inc. Project Rev., 2.80%, 12/1/2021 (f)	2,950	2,979

		3,523

Other Revenue — 2.7%

Commonwealth Financing Authority, Tobacco Master Settlement Payment Series 2018, Rev., AGM, 4.00%, 6/1/2039	9,950	10,153

Prerefunded — 0.0% (b)

Pennsylvania Turnpike Commission

Series A, Rev., AGC, 5.00%, 6/1/2019 (c)	20	20

Series B, Rev., 5.00%, 6/1/2019 (c)	35	35

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Prerefunded — continued

University of Pittsburgh of the Commonwealth System, Higher Education Series B, Rev., 5.25%, 9/15/2019 (c)	25	26

		81

Water & Sewer — 0.4%

Erie City Water Authority Series A, Rev., AGM, 5.00%, 12/1/2043	1,500	1,701

Total Pennsylvania		35,722

Rhode Island — 0.1%

Education — 0.1%

Rhode Island Student Loan Authority, Senior Series A, Rev., AMT, 5.00%, 12/1/2020	300	313

South Carolina — 5.2%

Housing — 0.1%

South Carolina State Housing Finance and Development Authority Series A, Rev., 4.00%, 1/1/2047	355	372

Prerefunded — 2.5%

Laurens County School District No. 056 GO, AGC, SCSDE, 6.13%, 3/1/2019 (c)	9,515	9,515

Transportation — 0.3%

South Carolina State Ports Authority Rev., AMT, 4.00%, 7/1/2040	1,095	1,091

Utility — 2.3%

Piedmont Municipal Power Agency, Electric Rev., FGIC, 6.75%, 1/1/2020 (c)	3,900	4,062

Piedmont Municipal Power Agency, Electric Rev., NATL-RE, 6.75%, 1/1/2020	4,615	4,798

		8,860

Total South Carolina		19,838

South Dakota — 0.3%

Housing — 0.3%

South Dakota Housing Development Authority, Homeownership Mortgage

Series D, Rev., AMT, 4.00%, 11/1/2029	350	358

Series A, Rev., AMT, 4.50%, 5/1/2031	65	67

Series D, Rev., 4.00%, 11/1/2045	500	519

South Dakota Housing Development Authority, Single Family Mortgage Series 2, Rev., 4.25%, 5/1/2032	115	117

		1,061

Total South Dakota		1,061

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	61

JPMorgan Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Tennessee — 3.8%

Education — 0.0% (b)

Tennessee State School Bond Authority Series B, Rev., 5.00%, 11/1/2040	35	40

General Obligation — 1.3%

City of Cleveland

Series 2018B, GO, 5.00%, 6/1/2022	205	226

Series 2018B, GO, 5.00%, 6/1/2027	245	299

Series 2018B, GO, 5.00%, 6/1/2028	260	322

Series 2018B, GO, 5.00%, 6/1/2030	285	346

Series 2018B, GO, 4.00%, 6/1/2031	300	334

Series 2018B, GO, 4.00%, 6/1/2032	310	344

Series 2018B, GO, 4.00%, 6/1/2038	395	423

Series 2018B, GO, 4.00%, 6/1/2039	410	436

City of Oak Ridge

GO, 4.00%, 6/1/2037	695	735

GO, 4.00%, 6/1/2038	720	756

GO, 4.00%, 6/1/2039	750	784

County of Hamilton Series 2018A, GO, 5.00%, 4/1/2028	25	31

County of Wilson Series 2017A, GO, 4.00%, 4/1/2039	25	26

		5,062

Hospital — 1.3%

Greeneville Health and Educational Facilities Board, Ballad Health Obligated Group Series 2018A, Rev., 4.00%, 7/1/2040	4,000	3,982

Knox County Health Educational and Housing Facility Board, East Tennessee Children’s Hospital Rev., 5.00%, 11/15/2024	800	927

		4,909

Housing — 0.1%

Tennessee Housing Development Agency, Homeownership Program

Series A, Rev., AMT, 4.50%, 7/1/2031	100	104

Series 1A, Rev., AMT, 4.50%, 1/1/2038	95	98

Tennessee Housing Development Agency, Housing Finance Program Series A, Rev., 4.50%, 1/1/2028	45	46

		248

Utility — 1.1%

Tennessee Energy Acquisition Corp., Gas Project Rev., 4.00%, 11/1/2025 (f)	4,000	4,246

Total Tennessee		14,505

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Texas — 4.6%

Education — 1.5%

Clifton Higher Education Finance Corp., Idea Public Schools

Series B, Rev., 4.00%, 8/15/2023	500	527

Series B, Rev., 5.00%, 8/15/2024	345	384

Series B, Rev., 5.00%, 8/15/2025	460	517

Rev., 6.00%, 8/15/2033	1,250	1,398

Tarrant County Cultural Education Facilities Finance Corp., Hendrick Medical Center, Hospital Rev., 5.50%, 9/1/2043	2,300	2,534

Texas A&M University, Financing System Series 2009C, Rev., 4.50%, 5/15/2019	25	25

University of Texas System Series A, Rev., 5.00%, 7/1/2031	210	244

		5,629

General Obligation — 0.7%

City of Abilene GO, 5.00%, 2/15/2024	10	11

City of Carrollton GO, 5.00%, 8/15/2026	535	543

City of El Paso GO, 4.00%, 8/15/2040	475	486

City of Irving Series 2017A, GO, 5.00%, 9/15/2019	45	46

City of Laredo GO, 5.00%, 2/15/2032	40	47

City of Mission GO, AGM, 5.00%, 2/15/2031	575	667

City of Pearland GO, 4.00%, 3/1/2032	35	38

City of San Antonio, General Improvement GO, 5.00%, 8/1/2019	40	41

City of San Marcos GO, 5.00%, 8/15/2031	25	30

County of Collin, Wylie Independent School District, Unlimited Tax GO, PSF-GTD, Zero Coupon, 8/15/2020	135	132

County of Hidalgo GO, 4.00%, 8/15/2035	85	90

County of Tarrant, Refunding and Improvement GO, 5.00%, 7/15/2019	20	20

El Paso County Hospital District GO, AGM-CR, 5.00%, 8/15/2023	510	562

Grapevine-Colleyville Independent School District, Unlimited Tax, School Building Bonds GO, PSF-GTD, 5.00%, 8/15/2019	50	51

Harris Montgomery Counties Municipal Utility District No. 386 GO, 4.00%, 9/1/2023	15	16

Pflugerville Independent School District GO, PSF-GTD, 5.00%, 8/15/2019	50	51

Texas Public Finance Authority Series A, GO, 5.00%, 10/1/2019	25	25

		2,856

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Hospital — 0.1%

Harris County Health Facilities Development Corp., Children’s Hospital Project Rev., 5.50%, 10/1/2019 (c)	485	495

Housing — 0.1%

Texas Department of Housing and Community Affairs, Residential Mortgage Series B, Rev., GNMA COLL, 4.25%, 1/1/2034	205	210

Prerefunded — 0.6%

County of Harris Series 2009C, Rev., 5.00%, 8/15/2019 (c)	30	30

North Texas Tollway Authority, Special Projects System Series A, Rev., 6.00%, 9/1/2021 (c)	2,000	2,209

		2,239

Transportation — 0.6%

Dallas-Fort Worth International Airport, Joint Improvement Series A, Rev., 5.00%, 11/1/2042	1,965	2,054

North Texas Tollway Authority System, Second Tier Rev., 4.00%, 1/1/2038	200	207

		2,261

Utility — 0.1%

City of Bryan, Electric System Rev., AGM, 4.00%, 7/1/2031	25	27

City of San Antonio, Electric and Gas Systems Rev., 5.00%, 2/1/2032	35	41

City of San Antonio, Electric and Gas Systems Rev., 5.00%, 2/1/2031	230	270

		338

Water & Sewer — 0.9%

City of Dallas, Waterworks and Sewer System Series 2016A, Rev., 5.00%, 10/1/2019	20	20

City of Houston, Water and Sewer System, Junior Lien Series A, Rev., AGM, 5.75%, 12/1/2032 (c)	2,500	3,402

San Antonio Water System Series 2017A, Rev., 4.00%, 5/15/2034	60	64

		3,486

Total Texas		17,514

Utah — 0.0% (b)

General Obligation — 0.0% (b)

City of Provo GO, 5.00%, 1/1/2032	10	12

Vermont — 1.4%

Education — 1.2%

Vermont Student Assistance Corp., Education Loan

Series A, Rev., AMT, 5.00%, 6/15/2022	725	781

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Education — continued

Series A, Rev., AMT, 3.63%, 6/15/2029	1,000	1,014

Series A, Rev., AMT, 3.75%, 6/15/2030	1,400	1,422

Series A, Rev., AMT, 4.00%, 6/15/2031	500	511

Series A, Rev., AMT, 4.00%, 6/15/2032	200	204

Series A, Rev., AMT, 4.00%, 6/15/2033	250	253

Series A, Rev., AMT, 4.00%, 6/15/2034	200	202

		4,387

Housing — 0.2%

Vermont Housing Finance Agency, Mortgage-Backed Securities Series A, Rev., GNMA/FNMA/FHLMC, 4.50%, 2/1/2026	95	98

Vermont Housing Finance Agency, Multiple Purpose

Series B, Rev., AMT, 4.13%, 11/1/2042	490	497

Series A, Rev., AMT, 4.00%, 11/1/2046	320	334

		929

Total Vermont		5,316

Virginia — 1.5%

Education — 0.0% (b)

Virginia Public School Authority Series 2015A, Rev., 4.00%, 8/1/2019	30	30

General Obligation — 0.0% (b)

City of Richmond, Public Improvement Series 2018A, GO, 5.00%, 3/1/2029	5	6

Hospital — 1.2%

Norfolk Economic Development Authority, Sentara Healthcare Series B, Rev., 4.00%, 11/1/2048	4,375	4,502

Other Revenue — 0.0% (b)

Virginia Resources Authority, Infrastructure and State Moral Obligation

Series B, Rev., 5.00%, 11/1/2023	90	98

Series B, Rev., 5.00%, 11/1/2026	50	54

		152

Prerefunded — 0.1%

Virginia Public School Authority Series 2009B, Rev., 5.00%, 8/1/2019 (c)	30	31

Virginia Resources Authority, Infrastructure and State Moral Obligation Series B, Rev., 5.00%, 11/1/2021 (c)	185	201

		232

Transportation — 0.2%

Capital Region Airport Commission (Richmond International Airport)

Series 2016A, Rev., 4.00%, 7/1/2035	350	372

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	63

JPMorgan Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Transportation — continued

Series 2016A, Rev., 4.00%, 7/1/2036	320	338

		710

Total Virginia		5,632

Washington — 1.2%

Education — 0.8%

Western Washington University, Housing and Dining System, Junior Lien Series A, Rev., AMBAC, 5.50%, 10/1/2022	2,985	3,202

General Obligation — 0.1%

County of King, Public Transportation Sales Tax GO, 5.00%, 6/1/2019	40	40

State of Washington Series D, GO, 5.00%, 2/1/2020	100	103

		143

Housing — 0.2%

Washington Housing Finance Commission, Single-Family Program Series 2A-R, Rev., AMT, 3.50%, 12/1/2046	350	359

Washington State Housing Finance Commission, Homeownership Program Series B, Rev., GNMA/FNMA/FHLMC, 4.25%, 10/1/2032	295	300

		659

Prerefunded — 0.0% (b)

State of Washington Series 2010A, GO, 5.00%, 8/1/2019 (c)	35	36

Utility — 0.1%

Chelan County Public Utility District No. 1 Series 2011A, Rev., AMT, 5.50%, 7/1/2026	350	377

Water & Sewer — 0.0% (b)

County of King, Sewer Series C, Rev., 5.00%, 1/1/2023	40	44

Total Washington		4,461

West Virginia — 0.3%

Education — 0.3%

West Virginia Hospital Finance Authority, University Health System Series A, Rev., 4.00%, 6/1/2051	1,000	980

Wisconsin — 1.8%

Education — 1.5%

Public Finance Authority, Central District Development Project Rev., 5.00%, 3/1/2027	280	325

Wisconsin Health and Educational Facilities Authority, Children’s Hospital of Wisconsin, Inc. Rev., 4.00%, 8/15/2047	4,800	4,797

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)

Education — continued

Wisconsin Health and Educational Facilities Authority, St. John’s Communities, Inc. Project Series A, Rev., 5.00%, 9/15/2040	665		685

			5,807

General Obligation — 0.0% (b)

State of Wisconsin Series C, GO, 4.00%, 5/1/2019	25		25

Housing — 0.3%

Wisconsin Housing and Economic Development Authority, Home Ownership Series B, Rev., 4.00%, 3/1/2048	960		1,013

Transportation — 0.0% (b)

Wisconsin Department of Transportation Series 1, Rev., 4.00%, 7/1/2019	50		50

Total Wisconsin			6,895

Wyoming — 0.0% (b)

Housing — 0.0% (b)

Wyoming Community Development Authority Housing Series 1, Rev., AMT, 4.00%, 6/1/2032	10		10

Total Municipal Bonds (Cost $360,536)			373,195

	NO. OF WARRANTS (000)
Warrants — 0.0%

Road & Rail — 0.0%

Jack Cooper Enterprises, Inc. expiring 10/29/2027, price 1.00 * ‡ (Cost $—)	—	(g)	—

	SHARES (000)
Short-Term Investments — 2.0%

Investment Companies — 2.0%

JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 1.57% (h) (i) (Cost $7,778)	7,778		7,778

Total Investments — 99.6% (Cost $368,314)			380,973
Other Assets Less Liabilities — 0.4%			1,626

NET ASSETS — 100.0%			382,599

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2019

Abbreviations

AGC	Insured by Assured Guaranty Corp.
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
BAN	Bond Anticipation Note
CHESLA	Connecticut Higher Education Supplemental Loan Authority
COLL	Collateral
COP	Certificate of Participation
CR	Custodial Receipts
FGIC	Insured by Financial Guaranty Insurance Co.
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
GO	General Obligation
LIQ	Liquidity Agreement
NATL	Insured by National Public Finance Guarantee Corp.
PSF-GTD	Permanent School Fund Guaranteed
RE	Reinsured
Rev.	Revenue
SCSDE	South Carolina School District Enhancement
VRDO	Variable Rate Demand Obligation. The interest rate shown is the rate in effect as of February 28, 2019.

(a)	The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Security is prerefunded or escrowed to maturity.
(d)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration.
(e)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(f)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of February 28, 2019.
(g)	Amount rounds to less than one thousand.
(h)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(i)	The rate shown is the current yield as of February 28, 2019.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

Futures contracts outstanding as of February 28, 2019 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Short Contracts

U.S. Treasury 10 Year Note	(144)	06/2019	USD	(17,561)	33

					33

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	65

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — 98.3% (a)

Alabama — 1.4%

Education — 0.0% (b)

Alabama Public School and College Authority, Capital Improvement Series 2014-B, Rev., 5.00%, 1/1/2021	20	21

Special Tax — 0.0% (b)

Hoover City Board of Education 4.00%, 2/15/2020	80	82

Utility — 1.4%

Black Belt Energy Gas District, Gas Prepay Series 2018B-2, Rev., (SIFMA Municipal Swap Index Yield + 0.62%), 2.36%, 3/7/2019 (c)	30,000	29,319

Black Belt Energy Gas District, Gas Supply Series 2016A, Rev., LIQ: Royal Bank of Canada, 4.00%, 6/1/2021 (d)	11,450	11,872

Southeast Alabama Gas District, Project No. 1 Series A, Rev., 5.00%, 4/1/2020	1,000	1,026

Southeast Alabama Gas Supply District (The), Project No. 2

Series A, Rev., 4.00%, 6/1/2019	830	833

Series A, Rev., 4.00%, 6/1/2020	1,000	1,017

		44,067

Total Alabama		44,170

Alaska — 0.0% (b)

General Obligation — 0.0% (b)

Borough of North Slope Series 2008-A, GO, 5.50%, 6/30/2019	25	25

Arizona — 1.7%

Certificate of Participation/Lease — 0.1%

Arizona State University

Series 2018A, COP, 5.00%, 6/1/2019	1,450	1,461

Series 2018A, COP, 5.00%, 6/1/2020	1,000	1,041

		2,502

Education — 0.0% (b)

Industrial Development Authority of The City of Phoenix, Downtown Phoenix Student Housing LLC — Arizona State University Project

Series 2018A, Rev., 5.00%, 7/1/2023	140	154

Series 2018A, Rev., 5.00%, 7/1/2024	200	224

		378

General Obligation — 0.2%

Maricopa County School District No. 66, Roosevelt Elementary

GO, 5.00%, 7/1/2020	1,450	1,512

GO, 5.00%, 7/1/2021	1,520	1,631

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

General Obligation — continued

Maricopa County School District No. 66, Roosevelt Elementary, Arizona School Improvement

Series 2017-A, GO, 5.00%, 7/1/2020	1,025	1,068

Series 2017-A, GO, 5.00%, 7/1/2021	1,150	1,234

Maricopa County Union High School District No. 201, School Improvement GO, 3.00%, 7/1/2019	275	276

		5,721

Industrial Development Revenue/Pollution Control Revenue — 0.1%

Coconino County Pollution Control Corp., Nevada Power Company Projects Series B, Rev., 1.60%, 5/21/2020 (d)	1,100	1,094

Other Revenue — 1.0%

City of Phoenix Civic Improvement Corp. Series A, Rev., 5.00%, 7/1/2019	1,000	1,011

Gilbert Public Facilities Municipal Property Corp. Rev., 4.00%, 7/1/2019	20	20

Industrial Development Authority of The City of Phoenix, Arizona Health Care Facilities, Mayo Clinic Series 2014A, Rev., VRDO, LIQ: Bank of America NA, 1.67%, 3/1/2019 (d)	30,790	30,790

		31,821

Transportation — 0.3%

Arizona Department of Transportation State Highway Fund Series 2013A, Rev., 5.00%, 7/1/2020	400	418

Arizona Transportation Board, Maricopa County Regional Area Road Fund Rev., 5.00%, 7/1/2020	8,565	8,943

		9,361

Water & Sewer — 0.0% (b)

Arizona Water Infrastructure Finance Authority, Water Quality Rev., 4.00%, 10/1/2020 (e)	540	560

Total Arizona		51,437

Arkansas — 0.2%

Education — 0.1%

Arkansas Technical University, Athletic Enterprises Series 2017A, Rev., 3.00%, 6/1/2019	120	120

Arkansas Technical University, Student Fee Series 2017A, Rev., 3.00%, 6/1/2019	200	201

Board of Trustees of the University of Arkansas, Various Facility, Fayetteville Campus Series 2018A, Rev., 5.00%, 11/1/2021	330	358

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Education — continued

University of Central Arkansas, Student Housing System

Series 2019C, Rev., AGM, 3.00%, 11/1/2021	75	77

Series 2019C, Rev., AGM, 3.00%, 11/1/2022	85	88

Series 2019C, Rev., AGM, 3.00%, 11/1/2023	135	141

		985

General Obligation — 0.0% (b)

City of Fayetteville, Library Improvement GO, 3.00%, 1/1/2020	200	202

City of Little Rock GO, 4.00%, 3/1/2019	20	20

		222

Housing — 0.0% (b)

Arkansas Technical University, Housing System Series 2017A, Rev., 3.00%, 6/1/2019	225	226

Other Revenue — 0.1%

Arkansas Development Finance Authority, 900 West Capitol Building Project Rev., 3.00%, 4/1/2021	500	512

Arkansas Development Finance Authority, Department of Community Correction Project

Rev., 3.00%, 11/1/2019	510	514

Rev., 5.00%, 11/1/2021	310	336

Rev., 5.00%, 11/1/2022	410	456

City of Little Rock Rev., 3.00%, 10/1/2019	500	504

County of Sharp

Rev., 5.00%, 3/1/2021	270	285

Rev., 5.00%, 3/1/2022	495	536

Rev., 5.00%, 3/1/2023	540	597

		3,740

Water & Sewer — 0.0% (b)

City of Centerton

Rev., 3.00%, 12/1/2019	150	151

Rev., 3.00%, 12/1/2021	125	128

Northwest Arkansas Conservation Authority, Wastewater

Rev., 3.00%, 3/1/2019	220	220

Rev., 3.00%, 3/1/2020	280	283

		782

Total Arkansas		5,955

California — 3.0%

Education — 0.9%

California Educational Facilities Authority, Art Center College of Design

Series 2018A, Rev., 5.00%, 12/1/2019	125	128

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Education — continued

Series 2018A, Rev., 5.00%, 12/1/2020	180	190

California Municipal Finance Authority, California Lutheran University

Rev., 5.00%, 10/1/2019	550	560

Rev., 5.00%, 10/1/2020	325	341

Rev., 5.00%, 10/1/2021	250	269

California School Finance Authority, Green Dot Public School Projects

Series 2018A, Rev., 5.00%, 8/1/2020 (f)	50	52

Series 2018A, Rev., 5.00%, 8/1/2021 (f)	50	53

Series 2018A, Rev., 5.00%, 8/1/2022 (f)	85	93

San Diego Unified School District Series A, Rev., TRAN, 4.00%, 6/28/2019	27,000	27,209

		28,895

General Obligation — 0.0% (b)

Mount San Antonio Community College District GO, BAN, Zero Coupon, 4/1/2022	250	237

Hospital — 0.0% (b)

California Public Finance Authority, Henry Mayo Newhall Hospital Rev., 5.00%, 10/15/2020	100	104

Pioneers Memorial Healthcare District

Rev., 3.00%, 10/1/2019	255	256

Rev., 3.00%, 10/1/2020	265	267

		627

Industrial Development Revenue/Pollution Control Revenue — 0.1%

California Pollution Control Financing Authority, Solid Waste Disposal, Waste Management, Inc. Series 2010B, Rev., 1.95%, 5/1/2019 (d) (f)	2,755	2,747

Other Revenue — 1.4%

California Infrastructure and Economic Development Bank, California Academy of Sciences Series 2018D, Rev., (ICE LIBOR USD 1 Month + 0.38%), 2.12%, 3/7/2019 (c)	17,010	17,134

California Infrastructure and Economic Development Bank, The J. Paul Getty Trust

Series 2012B-2, Rev., (ICE LIBOR USD 1 Month + 0.20%), 1.94%, 4/1/2019 (c)	11,615	11,650

Series 2013A-2, Rev., VRDO, 2.07%, 4/1/2019 (d)	6,750	6,750

Series 2011A-4, Rev., (ICE LIBOR USD 3 Month + 0.37%), 2.21%, 4/1/2019 (c)	1,000	1,003

California Statewide Communities Development Authority, Front Porch Communities and Services Series 2017A, Rev., 5.00%, 4/1/2020	75	77

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	67

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Other Revenue — continued

Tender Option Bond Trust Receipts/Certificates Series 2018-XF2615, Rev., VRDO, LIQ: Barclays Bank plc, LOC: Barclays Bank plc, 1.94%, 3/7/2019 (d) (f)	5,230	5,230

		41,844

Prerefunded — 0.1%

Pittsburg Unified School District Financing Authority Rev., AGM, 5.50%, 9/1/2021 (e)	3,000	3,294

Water & Sewer — 0.5%

California State Department of Water Resources, Central Valley Project Water System Series AU, Rev., (SIFMA Municipal Swap Index Yield + 0.22%), 1.96%, 3/7/2019 (c)	12,000	12,047

Stockton Public Financing Authority, Green Bonds

Series A, Rev., 5.00%, 10/1/2019	580	591

Series A, Rev., 5.00%, 10/1/2020	500	525

Series A, Rev., 5.00%, 10/1/2021	450	486

		13,649

Total California		91,293

Colorado — 1.3%

Certificate of Participation/Lease — 0.0% (b)

Denver Health and Hospital Authority, 550 Acoma, Inc.

COP, 5.00%, 12/1/2020	110	115

COP, 5.00%, 12/1/2021	220	236

COP, 5.00%, 12/1/2022	295	322

		673

Education — 0.6%

University of Colorado Hospital Authority Series 2017B-2, Rev., VRDO, 1.71%, 3/7/2019 (d)	17,370	17,370

General Obligation — 0.2%

Arapahoe County School District No. 6 Littleton

Series 2019A, GO, 5.00%, 12/1/2021	2,585	2,817

Series 2019A, GO, 5.00%, 12/1/2022	1,370	1,535

City of Aurora, Sterling Hills West Metropolitan District

GO, 5.00%, 12/1/2019	110	112

GO, 5.00%, 12/1/2020	100	105

Denver City and County School District No. 1 Series B, GO, 4.00%, 12/1/2019 (e)	255	259

Interlocken Metropolitan District

Series A-1, GO, AGM, 5.00%, 12/1/2019	150	154

Series A-1, GO, AGM, 5.00%, 12/1/2020	175	184

		5,166

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Hospital — 0.1%

Colorado Health Facilities Authority, Frasier Meadows Retirement Community Project Series 2017B, Rev., 5.00%, 5/15/2021	395	412

Colorado Health Facilities Authority, Parkview Medical Center, Inc. Project Rev., 3.00%, 9/1/2019	310	312

Colorado Health Facilities Authority, The Evangelical Lutheran Good Samaritan Society Project

Rev., 5.00%, 6/1/2019	200	201

Rev., 5.00%, 6/1/2020	400	414

Colorado Health Facilities Authority, Valley View Hospital Association Project Rev., 2.80%, 5/15/2023 (d)	1,600	1,618

University of Colorado Hospital Authority Series C-1, Rev., 4.00%, 3/1/2020 (d)	380	384

		3,341

Housing — 0.1%

Adams County Colorado Housing Authority Multifamily Housing, Baker School Apartment Project Rev., 1.50%, 11/1/2019 (d)	5,000	4,989

Other Revenue — 0.0% (b)

City of Grand Junction Rev., 5.00%, 3/1/2021	35	37

Transportation — 0.3%

E-470 Public Highway Authority, Senior LIBOR Index

Series 2019A, Rev., VRDO, 3/7/2019 (d)	8,000	8,000

Series A, Rev., (ICE LIBOR USD 1 Month + 0.90%), 2.57%, 3/7/2019 (c)	500	500

		8,500

Utility — 0.0% (b)

Colorado Water Resources and Power Development Authority, Clean Water Series A, Rev., 5.00%, 3/1/2020	200	206

Water & Sewer — 0.0% (b)

Town of Milliken, Water Activity Enterprise Rev., 3.00%, 12/1/2020	195	199

Total Colorado		40,481

Connecticut — 1.7%

Education — 0.2%

State of Connecticut Health and Educational Facilities Authority, Yale University Issue Series B-1, Rev., 5.00%, 7/1/2020 (d)	4,000	4,174

State of Connecticut, Health and Educational Facility Authority

Series K-1, Rev., 5.00%, 7/1/2021	665	705

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Education — continued

Series K-1, Rev., 5.00%, 7/1/2022	675	730

State of Connecticut, Health and Educational Facility Authority, Ascension Health Credit Group Series B, Rev., 1.65%, 11/15/2029 (d)	435	435

		6,044

General Obligation — 1.3%

City of Hartford Series B, GO, 4.00%, 4/1/2020 (e)	115	118

City of New Britain GO, BAN, 5.00%, 12/19/2019	6,500	6,649

City of New Haven Series A, GO, 5.25%, 8/1/2019	750	758

City of Waterbury

Series B, GO, 3.00%, 9/1/2019	325	327

Series A, GO, 3.00%, 11/15/2019	485	489

State of Connecticut

Series C, GO, VRDO, LIQ: Bank of America NA, 1.83%, 3/7/2019 (d)	5,235	5,235

Series E, GO, 5.00%, 9/1/2019	150	152

Series F, GO, 5.00%, 11/15/2019	11,575	11,834

Series C, GO, 5.00%, 12/1/2020	475	486

Series G, GO, 5.00%, 11/1/2021	200	216

Tender Option Bond Trust Receipts/Certificates

Series 2017-YX1047, GO, VRDO, LIQ: Barclays Bank plc, 1.80%, 3/7/2019 (d) (f)	6,945	6,945

Series 2018-YX1095, GO, VRDO, LIQ: Barclays Bank plc, 1.80%, 3/7/2019 (d) (f)	4,500	4,500

Town of New Milford GO, BAN, 2.75%, 7/25/2019	1,060	1,064

		38,773

Hospital — 0.0% (b)

Connecticut State Health and Educational Facilities Authority, Covenant Home, Inc. Series B, Rev., 5.00%, 12/1/2021	1,000	1,075

Housing — 0.1%

Connecticut Housing Finance Authority, Housing Mortgage Finance Program Series E, Subseries E-3, Rev., GNMA/FNMA/FHLMC, 2.15%, 11/15/2019 (d)	3,350	3,352

Other Revenue — 0.1%

Tender Option Bond Trust Receipts/Certificates Series 2017-YX1077, Rev., VRDO, LIQ: Barclays Bank plc, 1.80%, 3/7/2019 (d) (f)	4,550	4,550

Total Connecticut		53,794

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

District of Columbia — 0.1%

Other Revenue — 0.1%

District of Columbia, Income Tax Series C, Rev., 4.13%, 12/1/2024	3,710	3,776

Florida — 2.3%

General Obligation — 0.0% (b)

City of Lauderhill

GO, 3.00%, 1/1/2020	460	465

GO, 3.00%, 1/1/2021	425	434

State of Florida, State Board of Education Full Faith and Credit, Public Ecucation Capital Outlay Series A, GO, 5.00%, 6/1/2019	25	25

		924

Hospital — 0.5%

Highlands County Health Facilities Authority, Adventist Health System Series A, Rev., VRDO, 1.73%, 3/7/2019 (d)	15,000	15,000

Orange County Health Facilities Authority, The Nemours Foundation Project Series B, Rev., VRDO, LOC: Northern Trust Co., 1.74%, 3/7/2019 (d)	950	950

		15,950

Industrial Development Revenue/Pollution Control Revenue — 0.5%

Florida Department of Environmental Protection Series A, Rev., 5.00%, 7/1/2019	1,050	1,061

Florida Department of Environmental Protection, Everglades Restoration Series B, Rev., VRDO, AGC, 1.76%, 3/7/2019 (d)	12,870	12,870

		13,931

Other Revenue — 0.6%

County of Hillsborough, Capital Improvement Program Rev., 5.00%, 8/1/2021	30	33

County of Miami-Dade, Juvenile Courthouse Series B, Rev., VRDO, AMBAC, LOC: TD Bank NA, 1.69%, 3/7/2019 (d)	17,575	17,575

County of Miami-Dade, Transit System Sales Surtax Rev., 5.00%, 7/1/2019	20	20

		17,628

Prerefunded — 0.3%

County of Miami-Dade, Water and Sewer System Rev., AGM, 5.00%, 10/1/2020 (e)	10,000	10,510

Orlando-Orange County Expressway Authority Series C, Rev., 5.00%, 7/1/2020 (e)	25	26

State of Florida, Department of Transportation, Turnpike Series A, Rev., 5.00%, 7/1/2019 (e)	25	25

		10,561

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	69

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Utility — 0.4%

County of Martin, Utilities System Series A, Rev., 5.00%, 10/1/2020	90	95

JEA Electric System Series A, Rev., 4.00%, 10/1/2019	120	121

Orlando Utilities Commission Series B, Rev., VRDO, LIQ: TD Bank NA, 1.70%, 3/7/2019 (d)	12,975	12,975

Reedy Creek Improvement District Utility Series 2, Rev., 5.00%, 10/1/2019	120	122

		13,313

Water & Sewer — 0.0% (b)

Broward County, Water and Sewer Utility Series 2012B, Rev., 5.00%, 10/1/2020	20	21

Total Florida		72,328

Georgia — 2.1%

General Obligation — 0.2%

Clarke County School District, Sales Tax GO, 5.00%, 9/1/2021	30	33

Dougherty County School District, Sales Tax

Series 2018, GO, 4.00%, 12/1/2019	1,775	1,806

Series 2018, GO, 4.00%, 12/1/2020	1,250	1,300

Hall County School District

Series 2018, GO, 5.00%, 11/1/2019	1,500	1,533

Series 2018, GO, 5.00%, 11/1/2020	1,250	1,319

Jackson County School District GO, 5.00%, 3/1/2019	250	250

Pike County School District GO, 4.00%, 10/1/2020	400	414

		6,655

Hospital — 0.0% (b)

Richmond County Hospital Authority, University Health Services, Inc. Project Rev., 5.00%, 1/1/2022	100	108

Other Revenue — 0.0% (b)

Dahlonega Downtown Development Authority, North Georgia MAC, LLC Project

Series 2017, Rev., 5.00%, 7/1/2019	200	202

Series 2017, Rev., 5.00%, 7/1/2020	275	287

Series 2017, Rev., 5.00%, 7/1/2021	370	397

Series 2017, Rev., 5.00%, 7/1/2022	300	330

		1,216

Prerefunded — 0.8%

DeKalb County Hospital Authority, Anticipation Certificates, Medical Center, Inc. Project

Rev., 6.00%, 9/1/2020 (e)	5,470	5,820

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Prerefunded — continued

Rev., 6.13%, 9/1/2020 (e)	17,925	19,105

Private Colleges and Universities Authority Rev., 5.00%, 6/1/2019 (e)	35	35

		24,960

Transportation — 0.8%

Georgia State Road and Tollway Authority, Federal Highway Series B, Rev., 5.00%, 6/1/2020	15,445	16,077

Metropolitan Atlanta Rapid Transit Authority

Series A, Rev., 3.00%, 7/1/2020	2,900	2,955

Series A, Rev., 3.75%, 7/1/2021	5,585	5,863

		24,895

Utility — 0.2%

Municipal Electric Authority of Georgia Series B, Rev., VRDO, LOC: Barclays Bank plc, 1.74%, 3/7/2019 (d)	5,980	5,980

Water & Sewer — 0.1%

City of Dalton, Combined Utilities Rev., 5.00%, 3/1/2019	1,330	1,331

County of Clayton, Water and Sewerage Series A, Rev., 4.00%, 5/1/2019	35	35

East Point Building Authority, Water and Sewer Project Rev., AGM, 5.00%, 2/1/2020	550	567

		1,933

Total Georgia		65,747

Hawaii — 0.2%

General Obligation — 0.2%

City and County of Honolulu, Rail Transit Project Series 2017H, GO, (SIFMA Municipal Swap Index Yield + 0.30%), 2.04%, 3/7/2019 (c)	5,000	5,019

County of Maui Series 2012, GO, 5.00%, 6/1/2019	235	237

		5,256

Prerefunded — 0.0% (b)

State of Hawaii Series D, GO, 5.00%, 6/1/2019 (e)	25	25

Total Hawaii		5,281

Idaho — 0.3%

Hospital — 0.3%

Idaho Health Facilities Authority, Trinity Health Credit Group Series 2013ID, Rev., 1.70%, 5/1/2019 (d)	8,500	8,493

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Housing — 0.0% (b)

Idaho Housing and Finance Association Series A, Rev., GRAN, 5.00%, 7/15/2021	25	27

Transportation — 0.0% (b)

Idaho Housing and Finance Association, Federal Highway Trust Series A, Rev., GRAN, 5.00%, 7/15/2020	425	443

Total Idaho		8,963

Illinois — 6.4%

Certificate of Participation/Lease — 0.0% (b)

University of Illinois Series A, COP, 5.00%, 10/1/2019	1,000	1,017

Education — 2.3%

Chicago Board of Education Series 2018E, Rev., VRDO, 2.63%, 3/1/2019 (d) (f)	12,200	12,200

Illinois Educational Facilities Authority, University of Chicago

Series B-1, Rev., 1.80%, 2/13/2020 (d)	5,500	5,498

Rev., 1.87%, 2/13/2020 (d)	12,490	12,488

Illinois Finance Authority, Chicago International Charter School Project, Refunding and Improvement Rev., 3.00%, 12/1/2019	185	185

Illinois Finance Authority, Local Government Program, East Prairie School District Number 73 Project

Rev., 4.00%, 12/1/2019	200	203

Rev., 4.00%, 12/1/2020	230	238

Rev., 5.00%, 12/1/2021	250	269

Illinois Finance Authority, North Park University Project Rev., VRDO, LOC: U.S. Bank NA, 1.68%, 3/7/2019 (d)	9,130	9,130

Illinois Finance Authority, Northwestern University Subseries 2008-B, Rev., VRDO, 1.73%, 3/7/2019 (d)	3,425	3,425

Illinois Finance Authority, The University of Chicago Rev., VRDO, 1.72%, 3/7/2019 (d)	20,773	20,773

Illinois Finance Authority, Wesleyan University Rev., 5.00%, 9/1/2022	560	609

Peoria Public Building Commission, School District No. 150 Project Rev., 5.00%, 12/1/2019	300	307

University of Illinois, Auxiliary Facilities System

Series A, Rev., 5.00%, 4/1/2019	315	316

Series A, Rev., 5.00%, 4/1/2024	2,500	2,775

Will County, Community Consolidated School District No. 70-C Laraway, Lease Certificates

Series A, Rev., AGM, 4.00%, 12/1/2019	370	376

Series A, Rev., AGM, 4.00%, 12/1/2020	385	399

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Education — continued

Series A, Rev., AGM, 4.00%, 12/1/2021	400	422

		69,613

General Obligation — 1.9%

Adams County School District No. 172

GO, AGM, 4.00%, 2/1/2020	300	305

GO, AGM, 4.00%, 2/1/2021	300	310

Buffalo Grove Park District, Lake and Cook Counties GO, 2.00%, 12/30/2020	330	331

Champaign Coles Et Al Counties Community College District No. 505

Series 2018B, GO, 4.00%, 12/1/2019	2,490	2,530

Series 2018C, GO, 4.00%, 12/1/2019	430	437

Series 2018B, GO, 4.00%, 12/1/2020	1,250	1,295

Series 2018B, GO, 4.00%, 12/1/2021	2,500	2,640

Series 2018C, GO, 4.00%, 12/1/2021	465	491

Chicago Park District, Limited Tax

Series 2011B, GO, 4.00%, 1/1/2020	50	50

Series 2013B, GO, 5.00%, 1/1/2020	225	230

Series 2011B, GO, 4.00%, 1/1/2021	100	103

Series 2013B, GO, 5.00%, 1/1/2021	100	104

Chicago Park District, Unlimited Tax

Series 2011C, GO, 3.00%, 1/1/2020	100	100

Series 2011C, GO, 5.00%, 1/1/2022	175	187

Chicago Park District, Unlimited Tax, Special Recreation Activity

Series 2018E, GO, 5.00%, 11/15/2019	700	712

Series 2018E, GO, 5.00%, 11/15/2021	300	319

City of Calumet

Series 2018, GO, 4.00%, 3/1/2019 (e)	150	150

Series 2018, GO, 4.00%, 3/1/2020	150	152

City of Rock Island

Series A, GO, AGM, 2.00%, 12/1/2019	130	130

Series B, GO, AGM, 2.00%, 12/1/2019	150	150

Series B, GO, AGM, 3.00%, 12/1/2020	200	202

Series A, GO, AGM, 3.00%, 12/1/2021	130	132

Series B, GO, AGM, 3.00%, 12/1/2021	200	204

City of Waukegan

Series A, GO, AGM, 3.00%, 12/30/2019	430	433

Series A, GO, AGM, 3.00%, 12/30/2020	590	599

Series A, GO, AGM, 4.00%, 12/30/2023	525	563

Clinton and St. Clair Counties Community Unit School District No. 3, School Building GO, 5.00%, 12/1/2019	380	388

Cook County Community College District No. 508 GO, 5.25%, 12/1/2029	250	278

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	71

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

General Obligation — continued

Cook County Community Consolidated School District No. 34 Glenview

GO, 4.00%, 3/15/2019	300	300

GO, 4.00%, 12/1/2019	175	178

GO, 4.00%, 12/1/2020	100	104

GO, 4.00%, 12/1/2021	175	185

GO, 4.00%, 12/1/2022	150	162

GO, 4.00%, 12/1/2023	150	164

Cook County School District No. 148 Dolton

Series 2018A, GO, 5.00%, 12/1/2021	450	483

Series 2018A, GO, 5.00%, 12/1/2022	725	796

Cook County School District No. 63 East Maine

GO, 5.00%, 12/1/2019	2,305	2,361

GO, 5.00%, 12/1/2020	2,170	2,292

GO, 5.00%, 12/1/2021	1,845	2,003

GO, 5.00%, 12/1/2022	1,935	2,153

Cook County Township High School District No. 208 Riverside-Brookfield Series C, GO, 3.00%, 12/15/2019	690	696

Cook County, Community Consolidated School District No. 146 Tinley Park

GO, 3.00%, 12/1/2019	250	252

GO, 4.00%, 12/1/2020	200	207

GO, 4.00%, 12/1/2021	200	211

Cook County, Proviso Township High School District No. 209 GO, 5.00%, 12/1/2021	2,825	3,029

County of Cook

Series 2018, GO, 5.00%, 11/15/2019	800	815

Series 2018, GO, 5.00%, 11/15/2020	900	941

Series 2018, GO, 5.00%, 11/15/2021	700	749

Series A, GO, 5.00%, 11/15/2021	355	380

Series C, GO, 5.00%, 11/15/2022	180	196

DuPage County Community High School District No. 94

GO, 4.00%, 1/1/2020	300	305

GO, 4.00%, 1/1/2021	200	208

Grundy and Will Counties Community Unit School District No. 1 Coal City GO, 4.00%, 2/1/2020	1,595	1,622

Grundy Kendall and Will Counties Community High School District No. 111 GO, 4.00%, 1/1/2020	855	869

Jackson County Community Unit School District No. 186

GO, AGM, 4.00%, 12/1/2019	200	202

GO, AGM, 4.00%, 12/1/2020	265	273

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

General Obligation — continued

Kendall Kane and Will Counties Community Unit School District No. 308

Series B, GO, 4.00%, 10/1/2019	120	121

Series B, GO, 4.00%, 10/1/2020	225	232

Series B, GO, 4.00%, 10/1/2021	255	267

Series B, GO, 5.00%, 10/1/2022	1,375	1,508

Lincoln Land Community College District No. 526 GO, 5.00%, 12/15/2021	125	135

Sangamon County Community Unit School District No. 5 Series B, GO, 5.00%, 1/1/2022	1,650	1,779

State of Illinois

Series D, GO, 5.00%, 11/1/2020	5,000	5,194

GO, 5.00%, 2/1/2024	3,370	3,611

Tazewell and Woodford Counties, Community Unit School District No. 701 Series A, GO, 4.00%, 12/1/2019	260	264

Town of Cicero GO, 5.00%, 12/1/2019	550	561

Village of Antioch

GO, 2.00%, 12/1/2019	285	285

GO, 3.00%, 12/1/2020	290	295

Village of Bolingbrook

Series A, GO, AGM, 4.00%, 1/1/2020	100	102

Series A, GO, AGM, 4.00%, 1/1/2021	185	191

Village of Flossmoor

GO, 3.00%, 12/1/2019	425	428

GO, 3.00%, 12/1/2020	585	595

GO, 3.00%, 12/1/2021	605	620

Village of Franklin Park GO, 4.00%, 1/1/2021	500	516

Village of Hoffman Estates

Series A, GO, 2.00%, 12/1/2019	110	110

GO, 5.00%, 12/1/2019	380	389

Series A, GO, 3.00%, 12/1/2020	110	112

GO, 5.00%, 12/1/2020	270	284

GO, 5.00%, 12/1/2021	210	227

Village of Oswego GO, 2.00%, 12/15/2019	100	100

Village of Palatine Series A, GO, 4.00%, 12/1/2019	1,250	1,270

Village of Sugar Grove, Kane County, Waterworks and Sewerage

GO, 2.00%, 5/1/2019	130	130

GO, 3.00%, 5/1/2020	390	395

Village of Villa Park, Illinois Alternate Source

Series 2018C, GO, 3.00%, 12/15/2019	325	328

Series 2018C, GO, 3.00%, 12/15/2020	415	423

Series 2018C, GO, 4.00%, 12/15/2021	505	533

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

General Obligation — continued

Village of Woodridge

Series 2017, GO, 3.00%, 2/1/2020	270	272

Series 2017, GO, 3.00%, 2/1/2021	250	255

Whiteside and Lee Counties, Sterling Community Unit School District No. 5 GO, AGM, 4.00%, 12/1/2020	320	330

Whiteside County Community Unit School District No. 6 Morrison

Series A, GO, AGM, 4.00%, 12/1/2020	205	211

Series A, GO, AGM, 4.00%, 12/1/2021	745	776

Winnebago and Stephenson Counties School District No. 323, School Building

GO, 5.00%, 11/1/2019	100	102

GO, 5.00%, 11/1/2020	100	104

		58,716

Hospital — 1.0%

Illinois Finance Authority, Ascension Health Alliance Senior Credit Group Series E-2, Rev., 1.75%, 4/1/2021 (d)	250	250

Illinois Finance Authority, The University of Chicago Medical Center Series B, Rev., VRDO, LOC: Wells Fargo Bank NA, 1.68%, 3/1/2019 (d)	12,320	12,320

University of Illinois, Health Services System Series 2008, Rev., VRDO, LOC: Wells Fargo Bank NA, 1.76%, 3/7/2019 (d)	18,165	18,165

		30,735

Other Revenue — 1.1%

City of Rochelle

Series A, Rev., AGM, 3.00%, 6/30/2019	100	100

Series A, Rev., AGM, 3.00%, 6/30/2020	275	278

Illinois Finance Authority, Carle Foundation Series B, Rev., VRDO, LOC: Northern Trust Co., 1.72%, 3/7/2019 (d)	7,500	7,500

Metropolitan Pier and Exposition Authority, Illinois Dedicated State Tax Rev., NATL-RE, Zero Coupon, 6/15/2019	85	84

Metropolitan Pier and Exposition Authority, Illinois Dedicated State Tax, Capital Appreciation

Rev., NATL-RE, Zero Coupon, 6/15/2019	25	25

Class A, Rev., NATL-RE, Zero Coupon, 6/15/2020	130	125

Sales Tax Securitization Corp. Series C, Rev., 5.00%, 1/1/2023	2,700	2,942

State of Illinois, Sales Tax, Junior Obligation

Rev., 5.00%, 6/15/2019	50	50

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Other Revenue — continued

Series A, Rev., 5.00%, 6/15/2020	4,600	4,758

Series B, Rev., 5.00%, 6/15/2020	5,000	5,162

Rev., 5.00%, 6/15/2021	110	116

Series B, Rev., 5.00%, 6/15/2021	5,000	5,262

Rev., 5.00%, 6/15/2023	990	1,068

Tender Option Bond Trust Receipts/Certificates Series 2015-XF1045, Rev., VRDO, LIQ: Barclays Bank plc, 1.92%, 3/7/2019 (d) (f)	6,550	6,550

		34,020

Prerefunded — 0.0% (b)

Illinois Finance Authority Rev., 6.13%, 5/15/2019 (e)	195	197

Illinois Finance Authority, Resurrection Health Rev., 6.13%, 5/15/2019 (e)	340	343

		540

Special Tax — 0.0% (b)

Village of Hampshire, Special Service Area No. 14, Lakewood Crossing

1.70%, 3/1/2019	180	180

1.90%, 3/1/2020	200	200

		380

Transportation — 0.1%

Chicago O’Hare International Airport, General Airport, Senior Lien Series 2016G, Rev., AMT, 5.00%, 1/1/2021	200	210

Chicago Transit Authority, Federal Transit Administration Section 5307 Urbanized Area Formula Funds Rev., 5.00%, 6/1/2021	270	286

Chicago Transit Authority, Federal Transit Administration Section 5337 State of Good Repair Formula Funds Rev., 4.00%, 6/1/2019	2,270	2,280

City of Chicago, Chicago Midway Airport Second Lien Series 2014A, Rev., AMT, 5.00%, 1/1/2021	1,000	1,051

		3,827

Water & Sewer — 0.0% (b)

City of Chicago, Wastewater Transmission Series 1998A, Rev., NATL-RE, Zero Coupon, 1/1/2020	40	39

Total Illinois		198,887

Indiana — 3.7%

Education — 0.4%

Hammond Multi-School Building Corp., First Mortgage

Rev., 4.00%, 7/15/2019	735	740

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	73

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Education — continued

Rev., 4.00%, 7/15/2020	615	631

Rev., 4.00%, 7/15/2021	670	700

Indiana Finance Authority, Educational Facilities, Valparaiso University Rev., 4.00%, 10/1/2019	255	258

Mount Vernon of Hancock County Multi-School Building Corp. Rev., 4.00%, 7/15/2019	210	212

Purdue University, Student Facilities System Series C, Rev., VRDO, 1.69%, 3/7/2019 (d)	6,575	6,575

South Madison Elementary School Building Corp., Indiana Ad Valorem Property Tax

Rev., 4.00%, 7/15/2020	70	72

Rev., 4.00%, 1/15/2021	100	104

Rev., 4.00%, 7/15/2021	80	84

Southmont School Building Corp., Ad Valorem Property Tax

Rev., 4.00%, 7/15/2019	300	302

Rev., 4.00%, 1/15/2020	550	560

Rev., 4.00%, 7/15/2020	190	196

Wawasee High School Building Corp., Ad Valorem Property Tax First Mortgage Bonds Rev., 4.00%, 7/15/2019	50	50

Westfield High School Building Corp., Property Tax, First Mortgage Rev., 4.00%, 7/15/2019	1,240	1,249

		11,733

Hospital — 2.2%

Indiana Finance Authority, Health System, Sisters of St. Francis Health Services Series 2008I, Rev., VRDO, LOC: Barclays Bank plc, 1.69%, 3/1/2019 (d)	10,000	10,000

Indiana Finance Authority, Parkview Health System Obligated Group Series B, Rev., VRDO, LOC: Wells Fargo Bank NA, 1.70%, 3/1/2019 (d)	28,300	28,300

Indiana Health Facility Financing Authority, Ascension Health Credit Group

Rev., 1.37%, 5/1/2020 (d)	4,100	4,073

Series 2001 A-2, Rev., 2.00%, 2/1/2023 (d)	25,000	25,003

Indiana State Finance Authority Hospital, University Health Obligated Group Series E, Rev., VRDO, LOC: Bank of America NA, 1.70%, 3/7/2019 (d)	1,380	1,380

		68,756

Other Revenue — 0.2%

Hammond Redevelopment District Rev., 4.00%, 7/15/2019	615	617

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Other Revenue — continued

Indiana State Finance Authority, Lease Appropriation, Stadium Project Series A, Rev., VRDO, 1.72%, 3/7/2019 (d)	6,995	6,995

		7,612

Prerefunded — 0.0% (b)

Indiana Health Facility Financing Authority, Ascension Health Credit Group Rev., 1.37%, 5/1/2020 (d) (e)	95	95

Utility — 0.9%

City of Rockport, Indiana Michigan Power Company Project Series B, Rev., 3.05%, 6/1/2025	6,500	6,587

Indiana Finance Authority, Duke Energy Indiana, Inc., Project Series A-3, Rev., VRDO, LOC: Mizuho Bank Ltd., 1.77%, 3/7/2019 (d)	20,000	20,000

		26,587

Water & Sewer — 0.0% (b)

City of Martinsville, Waterworks

Rev., AGM, 2.00%, 1/1/2020	305	305

Rev., AGM, 2.00%, 7/1/2020	310	311

		616

Total Indiana		115,399

Iowa — 0.8%

Certificate of Participation/Lease — 0.0% (b)

City of Coralville Series 2016E, COP, 4.00%, 6/1/2023	325	319

City of Coralville, Annual Appropriation Series 2011F, COP, 3.50%, 6/1/2019	25	25

Kirkwood Community College Series A, COP, 3.00%, 6/1/2019	175	176

		520

Education — 0.1%

Iowa Higher Education Loan Authority, Dubuque University, Private Education Working Capital Loan Program Series A, Rev., RAN, 3.50%, 5/9/2019	2,000	2,006

General Obligation — 0.0% (b)

Ankeny Community School District GO, 5.00%, 6/1/2019	20	20

City of Sac City

GO, 5.00%, 6/1/2020	150	156

GO, 5.00%, 6/1/2021	160	172

Waukee Community School District

Series A, GO, 5.00%, 6/1/2019	30	30

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

General Obligation — continued

GO, 5.00%, 6/1/2020	45	47

		425

Hospital — 0.7%

Iowa Finance Authority, Health Systems Rev., (SIFMA Municipal Swap Index Yield + 0.58%), 2.32%, 3/7/2019 (c) (f)	19,950	20,046

Other Revenue — 0.0% (b)

City of Coralville, Annual Appropriation

Series 2018D, Rev., 3.00%, 5/1/2019	500	499

Series 2018D, Rev., 3.00%, 5/1/2020	300	297

State of Iowa, Ijobs Program Series A, Rev., 5.00%, 6/1/2021	400	430

		1,226

Total Iowa		24,223

Kansas — 0.1%

Hospital — 0.1%

City of Lenexa, Kansas Health Care Facility, Lakeview Village, Inc.

Series A, Rev., 5.00%, 5/15/2019	410	412

Series A, Rev., 5.00%, 5/15/2020	440	453

		865

Other Revenue — 0.0% (b)

County of Shawnee, Public Building Commission, Expocentre Project Rev., 4.00%, 9/1/2019	575	582

Total Kansas		1,447

Kentucky — 1.4%

Education — 0.0% (b)

City of Berea Education Facilities, Berea College Project Series 2002A, Rev., VRDO, 1.73%, 3/1/2019 (d)	1,150	1,150

General Obligation — 0.0% (b)

Lexington-Fayette Urban County Government, Various Purpose Series A, GO, 5.00%, 9/1/2020	20	21

Hospital — 0.0% (b)

Kentucky Economic Development Finance Authority, Owensboro Health, Inc. Series A, Rev., 5.00%, 6/1/2019	375	377

Housing — 0.3%

Kentucky Housing Corp., Henry Greene Apartments Project Rev., 2.00%, 9/1/2020 (d)	7,200	7,233

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Industrial Development Revenue/Pollution Control Revenue — 0.5%

Kentucky Economic Development Finance Authority, Hospital Facilitie, Saint Elizabeth Medical Center, Inc. Series B, Rev., VRDO, LOC: TD Bank NA, 1.69%, 3/7/2019 (d)	11,930	11,930

Louisville/Jefferson County Metro Government, Pollution Control, Louisville Gas and Electric Company Project

Series A, Rev., 1.50%, 4/1/2019 (d)	300	300

Series A, Rev., 1.25%, 6/3/2019 (d)	4,200	4,193

		16,423

Other Revenue — 0.2%

Kentucky Rural Water Finance Corp., Construction Series E-1, Rev., 2.25%, 3/1/2020	5,100	5,108

Kentucky State Property and Buildings Commission, Project No. 110 Rev., 5.00%, 8/1/2024	85	97

Kentucky State Property and Buildings Commission, Project No. 99 Series A, Rev., 5.00%, 11/1/2021	1,540	1,614

		6,819

Prerefunded — 0.0% (b)

Franklin County Public Properties Corp., Justice Center Project Series A, Rev., 4.50%, 4/1/2021 (e)	40	42

Transportation — 0.1%

Louisville Regional Airport Authority, Airport System Series A, Rev., 5.00%, 7/1/2022	1,000	1,090

Utility — 0.2%

Kentucky Public Energy Authority, Gas Supply

Series A, Rev., 4.00%, 4/1/2019	665	666

Series A, Rev., 4.00%, 4/1/2020	780	794

Series A, Rev., 4.00%, 4/1/2021	775	802

Series A, Rev., 4.00%, 4/1/2022	1,210	1,269

Louisville/Jefferson County Metropolitan Government, Kentucky Pollution Control, Louisville Gas and Electric Company Project Series B, Rev., AMT, 2.55%, 5/3/2021 (d)	2,750	2,768

		6,299

Water & Sewer — 0.1%

Louisville/Jefferson County Metro Government, Water System Rev., 5.00%, 11/15/2019	2,440	2,496

Total Kentucky		41,950

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	75

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Louisiana — 2.1%

General Obligation — 0.4%

Calcasieu Parish School District No. 34 GO, 3.00%, 1/15/2022	520	537

City of Shreveport, Water and Sewer GO, 5.00%, 9/1/2021	145	157

Iberia Parishwide School District GO, 2.00%, 3/1/2021	150	150

Natchitoches Parish Consolidated School District No. 7 GO, 2.00%, 3/1/2019	100	100

St. Martin Parish School Board GO, 3.00%, 3/1/2021	335	343

State of Louisiana Series 2013-C, GO, 5.00%, 7/15/2021	10,105	10,873

State of Louisiana, St. Tammany Parishwide School District No. 12

GO, 2.00%, 3/1/2019	100	100

GO, 2.00%, 3/1/2020	200	201

		12,461

Hospital — 1.4%

Louisiana Public Facilities Authority, Christus Health

Series D, Rev., 4.00%, 7/1/2019	650	654

Series D, Rev., 5.00%, 7/1/2020	700	727

Louisiana Public Facilities Authority, Louisiana Children’s Medical Center Project Rev., (SIFMA Municipal Swap Index Yield + 0.65%), 2.39%, 3/7/2019 (c)	40,000	40,500

Louisiana Public Facilities Authority, Ochsner Clinic Foundation Project

Rev., 4.00%, 5/15/2019	225	226

Rev., 4.00%, 5/15/2020	195	200

Rev., 5.00%, 5/15/2020	325	336

		42,643

Industrial Development Revenue/Pollution Control Revenue — 0.0% (b)

St. Charles Parish, Pollution Control, Shell Oil Co. Project Series B, Rev., VRDO, 1.67%, 3/1/2019 (d)	150	150

Other Revenue — 0.3%

City of Youngsville LA

Rev., 3.00%, 12/1/2019	255	257

Rev., 3.00%, 12/1/2020	250	254

Rev., 3.00%, 12/1/2021	255	262

Lafayette Consolidated Government, Public Improvement Sales Tax Series A, Rev., 3.00%, 3/1/2019	100	100

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Other Revenue — continued

Louisiana Local Government Environmental Facilities and Community Development Authority, Delta Campus Facilities Project Rev., 5.00%, 10/1/2019	1,715	1,747

Louisiana Local Government Environmental Facilities and Community Development Authority, Lake Charles Public Improvement Projects Rev., 4.00%, 5/1/2020	200	205

Louisiana Local Government Environmental Facilities and Community Development Authority, LCTCS Act 391 Project Rev., 5.00%, 10/1/2021	1,500	1,618

Louisiana Office Facilities Corp., Lease, Capitol Complex Program Series A, Rev., 5.00%, 5/1/2020	4,290	4,447

Tobacco Settlement Financing Corp., Asset-Backed Series 2013A, Rev., 5.00%, 5/15/2019	25	25

		8,915

Special Tax — 0.0% (b)

St. Charles Parish, Limited Tax Series A, AGM, 3.00%, 3/1/2019	250	250

Transportation — 0.0% (b)

New Orleans Aviation Board, General Airport, North Terminal Project Series A, Rev., 5.00%, 1/1/2020	135	138

Total Louisiana		64,557

Maine — 0.0% (b)

Education — 0.0% (b)

Maine Health and Higher Educational Facilities Authority, University of New England Series 2017B, Rev., 4.00%, 7/1/2019	540	544

Maryland — 1.8%

General Obligation — 0.9%

County of Anne Arundel, Consolidated General Improvements GO, 5.00%, 4/1/2019	6,905	6,922

County of Baltimore GO, 4.00%, 3/18/2019	9,130	9,139

Washington Suburban Sanitary Commission Series A, GO, VRDO, LIQ: TD Bank NA, BAN, 1.69%, 3/7/2019 (d)	10,400	10,400

		26,461

Hospital — 0.8%

Maryland Health and Higher Educational Facilities Authority, Pooled Loan Program Series A, Rev., VRDO, LOC: TD Bank NA, 1.70%, 3/7/2019 (d)	23,850	23,850

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Other Revenue — 0.1%

City of Rockville, Ingleside at King Farm Project

Series A-2, Rev., 4.00%, 11/1/2019	100	101

Series 2017A-1, Rev., 5.00%, 11/1/2019	150	153

Maryland Stadium Authority, Construction and Revitalization Program

Series 2018A, Rev., 5.00%, 5/1/2019	1,800	1,809

Series 2018A, Rev., 5.00%, 5/1/2020	800	830

Series 2018A, Rev., 5.00%, 5/1/2021	1,215	1,297

		4,190

Total Maryland		54,501

Massachusetts — 4.4%

Education — 0.1%

Massachusetts Development Finance Agency, Suffolk University

Rev., 4.00%, 7/1/2020 (g)	250	256

Rev., 5.00%, 7/1/2021 (g)	500	532

Rev., 5.00%, 7/1/2022 (g)	390	424

Rev., 5.00%, 7/1/2024 (g)	350	396

Massachusetts Development Finance Agency, Western New England University

Rev., 5.00%, 9/1/2020	300	312

Rev., 5.00%, 9/1/2021	265	282

		2,202

General Obligation — 1.4%

City of Boston Series 2017A, GO, 5.00%, 4/1/2019	25	25

Commonwealth of Massachusetts

Series A, GO, (ICE LIBOR USD 3 Month + 0.55%), 2.38%, 5/1/2019 (c)	30,000	29,906

Series C, GO, RAN, 4.00%, 6/20/2019	100	101

Series D, GO, AMBAC, 5.50%, 10/1/2019	325	332

Commonwealth of Massachusetts, Consolidated Loan of 2014 Subseries D-2, GO, 1.70%, 8/1/2022 (d)	5,500	5,500

Masconomet Regional School District GO, 5.00%, 5/1/2020	20	21

Town of Athol GO, BAN, 3.00%, 8/1/2019	6,355	6,386

Town of Medway GO, 4.00%, 10/15/2019	20	20

		42,291

Hospital — 0.5%

Massachusetts Development Finance Agency, Lawrence General Hospital Rev., 5.00%, 7/1/2019	335	337

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Hospital — continued

Massachusetts Development Finance Agency, Partners Healthcare System Series M-1, Rev., VRDO, LOC: U.S. Bank NA, 1.67%, 3/1/2019 (d)	4,195	4,195

Massachusetts Development Finance Agency, Partners Healthcare System Issue

Series 2017S-5, Rev., (SIFMA Municipal Swap Index Yield + 0.42%), 2.16%, 3/7/2019 (c)	10,000	10,044

Series 2017S, Rev., (SIFMA Municipal Swap Index Yield + 0.50%), 2.24%, 3/7/2019 (c)	1,500	1,498

		16,074

Housing — 0.2%

Massachusetts Housing Finance Agency, Construction Loan Series A, Rev., 1.85%, 6/1/2020	5,700	5,698

Other Revenue — 0.0% (b)

Massachusetts Development Finance Agency, Newbridge On the Charles, Inc. Series 20, Rev., 3.00%, 10/1/2019 (f)	620	622

Prerefunded — 0.1%

Commonwealth of Massachusetts, Consolidated Loan of 2011 Series A, GO, 5.00%, 4/1/2021 (e)	20	21

Massachusetts Clean Water Trust, State Revolving Fund Subseries 16B, Rev., 5.00%, 8/1/2020 (e)	4,720	4,943

		4,964

Transportation — 1.8%

Massachusetts Bay Transportation Authority, Sales Tax Series A-2, Rev., VRDO, LIQ: State Street Bank & Trust, 1.72%, 3/7/2019 (d)	34,890	34,890

Massachusetts Department of Transportation, Metropolitan Highway System, Commonwealth Contract Assistance Secured Series A, Rev., 5.00%, 1/1/2023 (d)	10,000	11,153

Massachusetts Port Authority

Series 2019-A, Rev., AMT, 5.00%, 7/1/2020	2,295	2,389

Series 2019-A, Rev., AMT, 5.00%, 7/1/2021	3,000	3,212

Series 2019-A, Rev., AMT, 5.00%, 7/1/2022	2,500	2,752

		54,396

Water & Sewer — 0.3%

Massachusetts Clean Water Trust, State Revolving Fund Series 15A, Rev., 5.00%, 8/1/2020	200	210

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	77

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Water & Sewer — continued

Massachusetts Water Resources Authority Series A-3, Rev., VRDO, LIQ: Wells Fargo Bank NA, 1.72%, 3/7/2019 (d)	9,735	9,735

		9,945

Total Massachusetts		136,192

Michigan — 2.4%

Education — 0.9%

University of Michigan Series 2019C, Rev., 4.00%, 4/1/2024 (d)	25,000	27,547

General Obligation — 0.4%

City of Garden, Capital Improvement

GO, 4.00%, 10/1/2019	790	799

GO, 4.00%, 10/1/2020	795	819

City of Marquette, Capital Improvement

GO, 4.00%, 5/1/2019	180	180

GO, 4.00%, 5/1/2020	75	77

GO, 4.00%, 5/1/2021	150	157

City of Marquette, Limited Tax

GO, 3.00%, 5/1/2019	280	281

GO, 3.00%, 5/1/2020	85	86

GO, 3.00%, 5/1/2021	125	128

City of Romulus, Capital Improvement Series B, GO, 3.00%, 11/1/2019	140	141

Grosse Pointe Public School System

GO, 4.00%, 5/1/2020	500	513

GO, 4.00%, 5/1/2021	240	251

Kalamazoo Public Schools, School Building and Site

GO, 4.00%, 5/1/2019	1,275	1,280

GO, 4.00%, 5/1/2020	1,820	1,867

GO, 4.00%, 5/1/2021	775	811

Kelloggsville Public Schools, School Building and Site

GO, AGM, 4.00%, 5/1/2021	360	377

GO, AGM, 4.00%, 5/1/2022	380	406

State of Michigan, Reeths Puffer Schools GO, 2.75%, 8/20/2019	525	527

Waterford School District GO, 3.00%, 9/25/2019	5,000	5,031

		13,731

Hospital — 0.2%

Michigan State Hospital Finance Authority, Ascension Health Senior Credit Group Series 2010-B, Rev., 5.00%, 11/15/2025	5,170	5,281

Michigan State Hospital Finance Authority, Ascension Health Subordinate Credit Group Subseries A-1, Rev., 1.37%, 5/1/2020 (d)	2,410	2,394

		7,675

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Housing — 0.4%

Michigan State Housing Development Authority, Single-Family Mortgage Series D, Rev., VRDO, LIQ: Industrial & Commercial Bank of China Ltd., 1.78%, 3/7/2019 (d)	11,555	11,555

Other Revenue — 0.4%

Detroit Downtown Development Authority, Tax Increment

Series B, AGM, Rev., 5.00%, 7/1/2019	130	131

Series B, AGM, Rev., 5.00%, 7/1/2020	1,200	1,245

Series A, AGM, Rev., 5.00%, 7/1/2021	500	531

Tender Option Bond Trust Receipts/Certificates Series 2018-XM0717, VRDO, AGM, LIQ: Morgan Stanley Bank, Rev., 1.94%, 3/7/2019 (d) (f)	9,410	9,410

		11,317

Transportation — 0.1%

Gerald R Ford International Airport Authority, Limited Tax Rev., 5.00%, 1/1/2021	815	862

Wayne County Airport Authority, Junior Lien

Series B, Rev., AMT, 5.00%, 12/1/2019	550	562

Series B, Rev., AMT, 5.00%, 12/1/2020	550	579

		2,003

Total Michigan		73,828

Minnesota — 0.8%

Certificate of Participation/Lease — 0.0% (b)

St. Paul Independent School District No. 625 Series B, COP, 5.00%, 2/1/2021	930	988

Education — 0.2%

City of Deephaven, Minnesota Charter School Lease, Eagle Ridge Academy Project Series 2016A, Rev., 3.00%, 7/1/2019	50	50

Minnesota Higher Education Facilities Authority, Trustees of the Hamline University

Series 2017B, Rev., 4.00%, 10/1/2019	750	754

Series 2017B, Rev., 4.00%, 10/1/2020	780	792

University of Minnesota Series A, Rev., 5.00%, 4/1/2022	2,715	2,988

		4,584

General Obligation — 0.1%

City of Glencoe

Series 2018-A, GO, 3.00%, 8/1/2019	75	76

Series 2018-A, GO, 3.00%, 8/1/2020	75	76

Series 2018-A, GO, 3.00%, 8/1/2021	80	82

County of Clay Series A, GO, 3.00%, 4/1/2019	50	50

State of Minnesota, Trunk Highway Series B, GO, 5.00%, 8/1/2021	1,765	1,905

		2,189

SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Hospital — 0.4%

City of Maple Grove, Maple Grove Hospital Corporation Rev., 3.00%, 5/1/2019	930	932

City of Minneapolis, Health Care System, Fairview Health Services Series 2018C, Rev., VRDO, LOC: Wells Fargo Bank NA, 1.70%, 3/1/2019 (d)	12,250	12,250

		13,182

Housing — 0.1%

City of St. Paul Park, Senior Housing and Health Care, Presbyterian Homes Bloomington Project Rev., 3.00%, 9/1/2019	795	798

Duluth Housing and Redevelopment Authority, Public Schools Academy Project

Series 2018-A, Rev., 3.38%, 11/1/2021	330	333

Series 2018-A, Rev., 3.63%, 11/1/2022	345	350

Series 2018-A, Rev., 3.88%, 11/1/2023	325	334

St. Paul Minnesota, Housing and Redevelopment Authority, Parking Enterprise Series A, Rev., 3.00%, 8/1/2020	515	522

		2,337

Other Revenue — 0.0% (b)

State of Minnesota, General Fund Appropriation Series B, Rev., 5.00%, 3/1/2020	400	413

Prerefunded — 0.0% (b)

State of Minnesota, Public Safety Radio Communications System Project Rev., 5.00%, 6/1/2019 (e)	30	30

Total Minnesota		23,723

Mississippi — 0.7%

General Obligation — 0.1%

State of Mississippi Series F, GO, 5.00%, 11/1/2020	4,000	4,215

Industrial Development Revenue/Pollution Control Revenue — 0.6%

Mississippi Business Finance Corp., Gulf Opportunity Zone Industrial Development, Chevron USA, Inc. Project

Series A, Rev., VRDO, 1.77%, 3/7/2019 (d)	11,150	11,150

Series E, Rev., VRDO, 1.78%, 3/7/2019 (d)	6,200	6,200

		17,350

Other Revenue — 0.0% (b)

Mississippi Development Bank Special Obligation, Biloxi project

Rev., 3.00%, 3/1/2020	125	127

Rev., 3.00%, 3/1/2021	130	133

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Other Revenue — continued

Rev., 3.00%, 3/1/2022	175	181

Mississippi Development Bank, Rankin County Project Rev., 3.00%, 3/1/2022	100	103

State of Mississippi Series E, Rev., 5.00%, 10/15/2020	100	105

State of Mississippi, Gaming Tax Series 2019A, Rev., 5.00%, 10/15/2021	700	755

		1,404

Prerefunded — 0.0% (b)

State of Mississippi, Capital Improvements Project Series A, GO, 5.00%, 10/1/2021 (e)	25	27

Total Mississippi		22,996

Missouri — 1.0%

Certificate of Participation/Lease — 0.0% (b)

Blue Eye R-V School District

COP, 4.00%, 4/1/2019	135	135

COP, 4.00%, 4/1/2021	75	78

City of Arnold COP, 3.00%, 12/15/2019	120	121

City of Waynesville

Series C, COP, 2.00%, 4/15/2019	125	125

Series C, COP, 2.00%, 4/15/2020	250	250

County of Stone

COP, 3.00%, 12/1/2019	100	101

COP, 3.00%, 12/1/2020	145	148

Village of Country Club

COP, AGM, 3.00%, 4/1/2020	100	101

COP, AGM, 3.00%, 4/1/2021	165	169

		1,228

Education — 0.4%

Missouri Western State University, Auxiliary System Rev., 2.80%, 10/1/2022	50	50

State of Missouri Health and Educational Facilities Authority, Saint Louis University Series B, Rev., VRDO, LOC: U.S. Bank NA, 1.68%, 3/1/2019 (d)	8,150	8,150

State of Missouri Health and Educational Facilities Authority, Senior Living Facilities Series 2019B, Rev., 2.88%, 2/1/2022	3,270	3,270

		11,470

Industrial Development Revenue/Pollution Control Revenue — 0.1%

Cape Girardeau County IDA, South Eastern Health

Series 2017A, Rev., 5.00%, 3/1/2019	300	300

Series 2017A, Rev., 5.00%, 3/1/2020	320	328

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	79

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Industrial Development Revenue/Pollution Control Revenue — continued

Hannibal IDA, Healthcare Facilities Rev., 5.00%, 10/1/2020	300	313

Riverside IDA, Riverside Horizons Infrastructure Project Rev., 3.00%, 5/1/2019	2,055	2,058

		2,999

Other Revenue — 0.4%

County of Jackson, Harry S. Truman Sports Complex Project Rev., 5.00%, 12/1/2022	4,000	4,452

Tender Option Bond Trust Receipts/Certificates Series 2018-XG0176, Rev., VRDO, LIQ: Royal Bank of Canada, 1.84%, 3/7/2019 (d) (f)	8,200	8,200

		12,652

Transportation — 0.1%

City of St. Louis, Lambert International Airport Series B, Rev., AMT, AGM, 5.00%, 7/1/2021	1,305	1,396

Utility — 0.0% (b)

Missouri Joint Municipal Electric Utility Commission, Prairie State Project Series 2015A, Rev., 5.00%, 6/1/2019	1,090	1,098

Total Missouri		30,843

Montana — 0.2%

Education — 0.1%

Montana State Board of Regents, Montana State University Series F, Rev., (SIFMA Municipal Swap Index Yield + 0.45%), 2.19%, 3/7/2019 (c)	3,325	3,351

General Obligation — 0.0% (b)

Gallatin County High School District No. 7 Bozeman, School Building Series A, GO, 4.00%, 6/1/2019	25	25

Other Revenue — 0.1%

Montana Board of Investments, Municipal Finance Consolidation Act, Intercap Revolving Program Series 2000, Rev., 1.87%, 3/1/2020 (d)	2,600	2,586

Total Montana		5,962

Nebraska — 0.1%

General Obligation — 0.1%

Papio-Missouri River Natural Resource District

GO, 4.00%, 12/15/2019	720	733

GO, 4.00%, 12/15/2020	405	421

		1,154

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Hospital — 0.0% (b)

Madison County Hospital Authority No. 1, Faith Regional Health Services Project Series A, Rev., 4.00%, 7/1/2019	725	729

Other Revenue — 0.0% (b)

Upper Republican Natural Resource District, Limited Obligation, Occupation Tax Supported, River Flow Enhancement Series 2017B, Rev., AGM, 3.00%, 12/15/2020	250	257

Special Tax — 0.0% (b)

City of Omaha

Series A, 2.20%, 1/15/2021	125	126

Series A, 5.00%, 1/15/2022	125	136

		262

Total Nebraska		2,402

Nevada — 1.5%

General Obligation — 0.1%

Clark County School District

Series 2014A, GO, 5.00%, 6/15/2020	50	52

Series C, GO, 5.00%, 6/15/2023	2,000	2,248

Las Vegas Valley Water District, Limited Tax Series B, GO, 4.00%, 3/1/2019	50	50

State of Nevada, Capital Improvement and Cultural Affairs Series 2012-B, GO, 5.00%, 8/1/2019	25	25

		2,375

Hospital — 0.0% (b)

City of Carson, Carson Tahoe Regional Healthcare Project

Rev., 5.00%, 9/1/2019	325	329

Rev., 5.00%, 9/1/2020	250	260

Rev., 5.00%, 9/1/2027	610	708

		1,297

Other Revenue — 0.0% (b)

City of Henderson Nevada Local Improvement District No. T-14 Rev., 2.50%, 3/1/2019	340	340

City of Henderson Nevada Local Improvement District No. T-17 Rev., 2.00%, 9/1/2019	190	190

		530

Transportation — 1.3%

County of Clark, Department of Aviation, Nevada Airport System, Junior Subordinate Lien Series A, Rev., 5.00%, 7/1/2021	18,500	19,807

SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Transportation — continued

County of Clark, Department of Aviation, Nevada Airport System, Subordinate Lien Series D-3, Rev., VRDO, LOC: Bank of America NA, 1.73%, 3/7/2019 (d)	18,950	18,950

		38,757

Utility — 0.1%

County of Clark, Nevada Power Company Projects Rev., 1.60%, 5/21/2020 (d)	3,000	2,981

Total Nevada		45,940

New Hampshire — 1.0%

Education — 0.3%

New Hampshire Health and Education Facilities Authority Act, University System Series A, Rev., 5.00%, 7/1/2019	1,385	1,400

New Hampshire Health and Education Facilities Authority, Dartmouth College Rev., VRDO, LIQ: U.S. Bank NA, 1.63%, 3/7/2019 (d)	9,000	9,000

		10,400

Hospital — 0.7%

New Hampshire Health and Education Facilities Authority Act, University System Series B-1, Rev., VRDO, LIQ: Wells Fargo Bank NA, 1.69%, 3/1/2019 (d)	20,995	20,995

Total New Hampshire		31,395

New Jersey — 8.0%

Education — 0.2%

New Jersey Economic Development Authority, School Facilities Construction

Series DDD, Rev., 5.00%, 6/15/2019	500	504

Series DDD, Rev., 5.00%, 6/15/2020	500	517

Series PP, Rev., 5.00%, 6/15/2020	200	207

New Jersey EDA, School Facilities Construction Series XX, Rev., 5.00%, 6/15/2021	5,000	5,294

New Jersey Educational Facilities Authority, The William Paterson University Series 2012D, Rev., 5.00%, 7/1/2020	100	104

		6,626

General Obligation — 6.2%

Atlantic County, Township of Galloway Series A, GO, BAN, 3.00%, 8/15/2019	3,700	3,719

Borough of Beachwood GO, BAN, 3.00%, 3/6/2019	12,556	12,557

Borough of Bound Brook GO, BAN, 2.75%, 4/19/2019	2,838	2,841

Borough of Caldwell GO, BAN, 2.75%, 9/6/2019	6,422	6,451

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

General Obligation — continued

Borough of East Rutherford

GO, AGM, 5.00%, 12/1/2019	145	148

GO, AGM, 5.00%, 12/1/2020	290	305

Borough of Highlands Series 2018A, GO, BAN, 3.00%, 10/4/2019	4,056	4,081

Borough of Matawan GO, BAN, 2.75%, 6/5/2019	2,606	2,612

Borough of Northvale GO, BAN, 3.50%, 11/8/2019	4,250	4,293

Borough of Oceanport GO, BAN, 2.75%, 6/28/2019	8,062	8,088

Borough of Ridgefield GO, BAN, 3.00%, 10/17/2019	3,271	3,292

Borough of Wallington GO, BAN, 2.75%, 8/23/2019	5,733	5,757

Borough of Woodbury Heights Series 2018A, GO, BAN, 2.75%, 8/1/2019	5,277	5,295

Borough of Woodcliff Lake GO, BAN, 3.25%, 10/1/2019	6,770	6,823

Borough of Wood-Ridge GO, BAN, 3.50%, 9/13/2019	9,507	9,588

City of Atlantic, Tax Appeal

Series 2017B, GO, AGM, 4.00%, 3/1/2019	250	250

Series 2017A, GO, 5.00%, 3/1/2020	650	669

Series 2017B, GO, AGM, 5.00%, 3/1/2020	200	206

City of Bridgeton GO, 3.00%, 8/23/2019	9,553	9,602

City of Egg Harbor Series 2018A, GO, BAN, 3.00%, 4/8/2019	865	866

City of Newark GO, 3.50%, 10/9/2019	9,907	10,016

City of North Wildwood GO, BAN, 3.00%, 8/22/2019	9,620	9,674

City of Orange Township GO, 3.00%, 12/5/2019	3,890	3,917

City of Somers Point GO, BAN, 3.00%, 12/3/2019	6,755	6,803

City of Union, County of Hudson Series 2017, GO, 4.00%, 11/1/2019	1,000	1,011

City of Wildwood GO, BAN, 3.50%, 10/18/2019	11,312	11,445

County of Salem Series A, GO, BAN, 3.00%, 6/19/2019	10,531	10,571

East Brunswick Township Board of Education, School Energy Savings

GO, 5.00%, 8/1/2020	65	68

GO, 5.00%, 8/1/2021	55	59

GO, 5.00%, 8/1/2022	110	122

Mullica Township School District GO, 2.00%, 9/15/2019	105	105

The County of Union State of New Jersey, Township of Hillside GO, 3.00%, 7/18/2019	6,566	6,595

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	81

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

General Obligation — continued

Town of Hammonton GO, 3.00%, 4/11/2019	7,450	7,459

Township of Belleville GO, TAN, 3.00%, 4/17/2019	8,000	8,012

Township of Clark GO, BAN, 3.00%, 10/4/2019	1,650	1,661

Township of Clinton GO, BAN, 3.00%, 3/20/2019	2,732	2,734

Township of Florence Series 2019A, GO, BAN, 3.00%, 1/21/2020	5,315	5,370

Township of Logan GO, BAN, 3.50%, 10/22/2019	2,552	2,576

Township of Lyndhurst GO, BAN, 2.50%, 3/14/2019	8,574	8,575

Township of Middle GO, 4.00%, 11/1/2019	15	15

Township of Riverside Series A, GO, BAN, 3.50%, 11/5/2019	3,268	3,300

Township of Upper GO, BAN, 3.25%, 1/24/2020	4,510	4,557

		192,088

Hospital — 0.0% (b)

New Jersey Health Care Facilities Financing Authority, Holy Name Medical Center Series 2010, Rev., 4.50%, 7/1/2020	375	387

Housing — 0.4%

New Jersey Housing and Mortgage Finance Agency, Multifamily Conduit, Garden Spires Project Series A, Rev., 2.02%, 8/1/2020 (d)	8,000	8,027

New Jersey Housing and Mortgage Finance Agency, Multifamily Conduit, Georgia King Village Project Series 2018-E, Rev., 2.45%, 10/1/2020 (d)	4,500	4,535

		12,562

Industrial Development Revenue/Pollution Control Revenue — 0.1%

Passaic County Utilities Authority, Solid Waste Disposal

Series 2018, Rev., 4.13%, 3/1/2019	170	170

Series 2018, Rev., 4.25%, 3/1/2020	180	185

Series 2018, Rev., 4.38%, 3/1/2021	255	268

		623

Other Revenue — 0.4%

Garden State Preservation Trust Series A, Rev., 5.00%, 11/1/2020	25	26

Gloucester County Improvement Authority Series A, Rev., 5.00%, 11/1/2019	500	511

Tender Option Bond Trust Receipts/Certificates Series 2018-XL0058, Rev., VRDO, LIQ: Barclays Bank plc, 1.86%, 3/7/2019 (d) (f)	5,000	5,000

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Other Revenue — continued

The Cumberland County Improvement Authority, Vineland Public Safety Building Project Series 2017, Rev., 5.00%, 12/15/2021	340	367

Tobacco Settlement Financing Corp.

Series A, Rev., 5.00%, 6/1/2019	3,500	3,525

Series A, Rev., 5.00%, 6/1/2020	3,000	3,106

		12,535

Prerefunded — 0.0% (b)

Rutgers The State University of New Jersey Series F, Rev., 5.00%, 5/1/2019 (e)	25	25

State of New Jersey, Equipment Lease Purchase Series A, COP, 5.25%, 6/15/2019 (e)	25	25

		50

Transportation — 0.7%

New Jersey EDA, Transportation Project Series A, Rev., 5.00%, 5/1/2019	3,580	3,596

New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Series A, Rev., 5.00%, 6/15/2021	6,000	6,373

New Jersey Transportation Trust Fund Authority, Transportation Program Series BB-1, Rev., (SIFMA Municipal Swap Index Yield + 1.00%), 2.74%, 3/7/2019 (c)	700	701

New Jersey Transportation Trust Fund Authority, Transportation System Series B-4, Rev., 5.25%, 12/15/2019	225	230

New Jersey Turnpike Authority

Series C-1, Rev., (ICE LIBOR USD 1 Month + 0.34%), 2.08%, 4/1/2019 (c)	4,000	4,011

Series B, Rev., 5.00%, 1/1/2025	5,345	5,941

		20,852

Water & Sewer — 0.0% (b)

Logan Township Municipal Utilities Authority Rev., 4.00%, 5/1/2020	100	102

Total New Jersey		245,825

New Mexico — 0.2%

General Obligation — 0.1%

Albuquerque Municipal School District No. 12, Education Technology Notes GO, 5.00%, 8/1/2020	25	26

County of Sandoval

GO, 3.00%, 8/1/2020	330	336

GO, 5.00%, 8/1/2021	535	576

GO, 5.00%, 8/1/2022	560	621

SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

General Obligation — continued

Jal Public School District No. 19, Credit Enhancement Program GO, AGM, 5.00%, 8/1/2019	880	892

		2,451

Prerefunded — 0.0% (b)

State of New Mexico, Severance Tax Permanent Fund Series A, Rev., 5.00%, 7/1/2019 (e)	55	56

Utility — 0.0% (b)

New Mexico Finance Authority, Senior Lien Public Project Revolving Fund

Series A, Rev., 4.00%, 6/1/2019	40	40

Series 2018-A, Rev., 5.00%, 6/1/2019	55	56

		96

Water & Sewer — 0.1%

City of Rio Rancho NM Water and Wastewater System

Rev., 5.00%, 5/15/2020	825	857

Rev., 5.00%, 5/15/2021	720	770

Rev., 5.00%, 5/15/2022	1,250	1,375

		3,002

Total New Mexico		5,605

New York — 19.7%

Education — 0.1%

New York State Dormitory Authority, Fordham University Rev., 5.00%, 7/1/2023	920	1,041

New York State Dormitory Authority, St. John’s University Series B-2, Rev., VRDO, LOC: U.S. Bank NA, 1.70%, 3/7/2019 (d)	1,180	1,180

		2,221

General Obligation — 12.3%

Bainbridge-Guilford Central School District Series A, GO, BAN, 2.75%, 6/28/2019	7,000	7,023

Bath Central School District, Steuben County GO, BAN, 3.00%, 6/21/2019	8,320	8,357

Beekmantown Central School District, Clinton County New York GO, BAN, 2.75%, 6/27/2019	4,035	4,048

City of Jamestown

GO, 5.00%, 6/1/2020 (g)	450	468

GO, 5.00%, 6/1/2021 (g)	475	508

GO, 5.00%, 6/1/2022 (g)	500	551

GO, 5.00%, 6/1/2023 (g)	525	593

GO, 5.00%, 6/1/2024 (g)	545	630

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

General Obligation — continued

City of New York Series E, Subseries E-3, GO, VRDO, LOC: Bank of America NA, 1.71%, 3/7/2019 (d)	15,000	15,000

City of New York, Fiscal Year 2006 Series I, Subseries I-4, GO, VRDO, LOC: TD Bank NA, 1.66%, 3/1/2019 (d)	11,500	11,500

City of New York, Fiscal Year 2012 Subseries G-4, GO, VRDO, LOC: Citibank NA, 1.73%, 3/7/2019 (d)	10,000	10,000

City of New York, Fiscal Year 2017 Subseries A-4, GO, VRDO, LOC: Citibank NA, 1.73%, 3/7/2019 (d)	14,100	14,100

City of Olean GO, BAN, 2.75%, 6/13/2019	6,024	6,041

City of Tonawanda GO, BAN, 3.00%, 6/6/2019	2,894	2,903

City of Watertown Series A, GO, BAN, 3.00%, 4/1/2019	4,360	4,364

County of Cattaraugus GO, BAN, 2.75%, 4/3/2019	707	707

County of Columbia, Germantown Central School District GO, BAN, 2.75%, 6/28/2019	8,937	8,966

County of Montgomery GO, BAN, 3.00%, 10/11/2019	2,510	2,528

County of Orange, Public Improvement GO, 5.00%, 2/1/2023	2,295	2,601

County of Schoharie GO, BAN, 2.75%, 6/20/2019	15,000	15,048

County of Suffolk, Longwood Central School District GO, 5.00%, 6/15/2021	300	323

County of Westchester

Series A, GO, 2.25%, 5/28/2019	50,000	50,052

Series B, GO, TAN, 3.00%, 10/16/2019	38,000	38,358

East Ramapo Central School District GO, BAN, 3.00%, 4/26/2019	9,797	9,819

Erie County, Cleveland Hill Union Free School District GO, BAN, 2.75%, 6/25/2019	7,650	7,674

Greenport Union Free School District GO, TAN, 3.00%, 6/27/2019	3,000	3,012

Hilton Central School District GO, BAN, 2.75%, 6/28/2019	5,800	5,822

Holley Central School District GO, BAN, 2.50%, 6/25/2019	2,105	2,110

Honeoye Falls-Lima Central School District GO, BAN, 3.00%, 6/20/2019	8,200	8,231

Jefferson County, Village of Clayton Series 2018-B, GO, BAN, 3.00%, 10/23/2019	5,000	5,034

Mayfield Central School District GO, BAN, 2.75%, 6/28/2019	14,975	15,034

Menands Union Free School District GO, BAN, 3.50%, 6/27/2019	3,500	3,519

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	83

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

General Obligation — continued

Mount Vernon City School District

GO, 5.00%, 12/1/2021	885	967

GO, 5.00%, 12/1/2022	1,965	2,210

Newark Central School District GO, BAN, 2.75%, 6/20/2019	14,000	14,053

North Colonie Central School District GO, BAN, 3.00%, 7/19/2019	25,000	25,138

Oneida County, Sherrill City School District Series B, GO, BAN, 2.50%, 7/26/2019	8,751	8,777

Oneonta City School District GO, BAN, 3.00%, 7/19/2019	6,000	6,028

Owego Apalachin Central School District

Series B, GO, RAN, 2.38%, 6/27/2019	6,443	6,446

Series C, GO, RAN, 2.38%, 6/27/2019	2,500	2,501

Pavilion Central School District, Livingston and Wyoming Counties GO, BAN, 2.75%, 6/21/2019	2,622	2,630

Rome City School District GO, BAN, 2.75%, 8/2/2019	24,925	25,051

Sherburne Earlville Central School District GO, BAN, 3.00%, 8/2/2019	3,500	3,518

Susquehanna Valley Central School District Series B, GO, BAN, 2.75%, 7/2/2019	3,300	3,311

Town of East Fishkill Series A, GO, BAN, 3.50%, 12/17/2019	3,426	3,462

Town of Plattsburgh GO, BAN, 2.75%, 8/23/2019	3,000	3,014

Village of Johnson City GO, BAN, 4.00%, 10/3/2019	2,600	2,631

Weedsport Central School District GO, BAN, 3.00%, 7/12/2019	3,800	3,821

		378,482

Hospital — 0.0% (b)

Jefferson County Civic Facility Development Corp., Samaritan Medical Center Project

Series A, Rev., 2.00%, 11/1/2019	550	549

Series A, Rev., 3.00%, 11/1/2020	575	582

New York State Dormitory Authority, Mount Sinai Hospital Series A, Rev., 5.00%, 7/1/2020	45	47

		1,178

Housing — 0.1%

New York State Housing Finance Agency, 8 East 102nd Street Housing Series A, Rev., VRDO, LOC: TD Bank NA, 1.73%, 3/7/2019 (d)	2,700	2,700

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Industrial Development Revenue/Pollution Control Revenue — 0.7%

Syracuse City Industrial Development Agency, Syracuse University Project Series A, Rev., VRDO, LOC: U.S. Bank NA, 1.71%, 3/7/2019 (d)	20,145	20,145

Other Revenue — 1.9%

New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2003 Subseries A-4, Rev., VRDO, LIQ: TD Bank NA, 1.66%, 3/1/2019 (d)	1,250	1,250

New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2010 Subseries F-5, Rev., VRDO, LOC: Sumitomo Mitsui Banking Corp., 1.76%, 3/7/2019 (d)	14,675	14,675

New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2013 Subseries A-7, Rev., VRDO, LIQ: State Street Bank & Trust, 1.71%, 3/7/2019 (d)	14,155	14,155

New York City Transitional Finance Authority, New York City Recovery Series 3, Subseries 3-G, Rev., VRDO, LIQ: Bank of New York Mellon, 1.77%, 3/7/2019 (d)	3,265	3,265

New York City Trust for Cultural Resources, American Museum of Natural History Series 2014-B1, Rev., (SIFMA Municipal Swap Index Yield + 0.00%), 1.74%, 3/7/2019 (c)	17,225	17,241

New York State Dormitory Authority, North Shore, Long Island Jewish Obligated Group Series A, Rev., 4.00%, 5/1/2020	150	154

Schenectady Metroplex Development Authority Series 2018A, Rev., BAN, 4.00%, 12/27/2019	1,240	1,261

Tender Option Bond Trust Receipts/Certificates Series 2017-XF0591, Rev., VRDO, LIQ: Bank of America NA, 1.89%, 3/7/2019 (d) (f)	6,000	6,000

TSASC, Inc., Tobacco Settlement Series B, Rev., 5.00%, 6/1/2019	150	151

		58,152

Prerefunded — 0.3%

New York City Water and Sewer System Rev., 5.00%, 6/15/2023 (e)	7,165	8,162

Triborough Bridge and Tunnel Authority, MTA Bridges and Tunnels Series A, Rev., 5.00%, 1/1/2022 (e)	1,120	1,226

		9,388

Special Tax — 0.0% (b)

New York State Dormitory Authority, State Personal Income Tax, General Purpose Series A, Rev., 5.00%, 2/15/2021	200	213

SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Transportation — 3.1%

Metropolitan Transportation Authority

Subseries 2012G-1, Rev., (ICE LIBOR USD 1 Month + 0.30%), 1.97%, 4/1/2019 (c)	3,505	3,494

Series C-2D, Rev., BAN, 4.00%, 5/15/2019	15,000	15,061

Series A-3, Rev., BAN, 4.00%, 8/15/2019	13,750	13,876

New York State Thruway Authority

Series A, Rev., 5.00%, 5/1/2019	24,395	24,521

Series L, Rev., 5.00%, 1/1/2021	50	53

New York Transportation Development Corp., Delta Air Lines, Inc., Laguardia Airport Terminals C&D Redevelopment Project Rev., AMT, 5.00%, 1/1/2022	14,000	14,997

Niagara Frontier Transportation Authority, Buffalo Niagara International Airport

Series 2019A, Rev., AMT, 5.00%, 4/1/2020	500	516

Series 2019A, Rev., AMT, 5.00%, 4/1/2021	1,540	1,631

Series 2019A, Rev., AMT, 5.00%, 4/1/2022	845	916

Port Authority of New York and New Jersey Rev., AMT, 5.00%, 9/15/2023	10,000	11,375

Triborough Bridge and Tunnel Authority Series D, Rev., (SOFR + 0.50%), 2.09%, 3/1/2019 (c)	10,000	9,890

		96,330

Water & Sewer — 1.2%

New York City Municipal Water Finance Authority, Water and Sewer System, Fiscal Year 2012

Subseries A-2, Rev., VRDO, LIQ: Mizuho Bank Ltd., 1.67%, 3/1/2019 (d)	6,500	6,500

Series B, Subseries B-2, Rev., VRDO, LIQ: State Street Bank & Trust, 1.68%, 3/1/2019 (d)	13,335	13,335

New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution, Fiscal Year 2013 Subseries AA-2, Rev., VRDO, LIQ: Bank of Tokyo-Mitsubishi UFJ Ltd., 1.74%, 3/7/2019 (d)	12,560	12,560

New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution, Fiscal Year 2015 Series BB-3, Rev., VRDO, LIQ: Sumitomo Mitsui Banking Corp., 1.74%, 3/7/2019 (d)	5,680	5,680

		38,075

Total New York		606,884

North Carolina — 0.9%

Education — 0.2%

North Carolina Capital Facilities Finance Agency, Meredith College

Rev., 5.00%, 6/1/2019	250	251

Rev., 5.00%, 6/1/2020	275	284

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Education — continued

University of North Carolina, Chapel Hill Series B, Rev., (ICE LIBOR USD 1 Month + 0.40%), 2.07%, 4/1/2019 (c)	3,750	3,767

Winston-Salem State University Foundation LLC, The Board of Governors of The University of North Carolina

Rev., AGM, 4.00%, 10/1/2019	90	91

Rev., AGM, 4.00%, 10/1/2020	120	124

		4,517

General Obligation — 0.1%

County of Lincoln Series A, GO, 4.00%, 6/1/2019	2,535	2,550

County of Union Series A, GO, 5.00%, 3/1/2020	20	21

State of North Carolina Series A, GO, 5.00%, 6/1/2019	500	504

Town of Cary Series B, GO, 4.00%, 6/1/2019	25	25

		3,100

Hospital — 0.5%

North Carolina Medical Care Commission, Firsthealth Carolinas Series A, Rev., VRDO, LIQ: Branch Banking & Trust Co., 1.75%, 3/7/2019 (d)	2,830	2,830

North Carolina Medical Care Commission, United Methodist Retirement Homes, Inc., Retirement Facilities Series 2017A, Rev., 5.00%, 10/1/2019	275	279

North Carolina Medical Care Commission, Wake Forest Baptist Obligated Group Series 2019B, Rev., 2.20%, 12/1/2022 (d)	13,500	13,534

		16,643

Housing — 0.1%

Asheville Housing Authority, Ledgewood Village, Multifamily Housing Rev., 1.90%, 12/1/2019 (d)	4,000	3,999

Other Revenue — 0.0% (b)

County of Buncombe, Limited Obligation Series A, Rev., 5.00%, 6/1/2021	20	21

County of Chatham Series 2014, Rev., 5.00%, 11/1/2019	210	215

		236

Prerefunded — 0.0% (b)

County of Wake Rev., 5.00%, 6/1/2019 (e)	25	25

State of North Carolina, Capital Improvement Limited Obligation Annual Appropriation Series A, Rev., 4.50%, 5/1/2019 (e)	25	25

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	85

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Prerefunded — continued

Town of Oak Island, Enterprise System Rev., AGC, 5.75%, 6/1/2019 (e)	25	25

		75

Transportation — 0.0% (b)

North Carolina Turnpike Authority, Monroe Connector System Series 2011, Rev., 5.00%, 7/1/2020	420	438

Total North Carolina		29,008

Ohio — 3.2%

Certificate of Participation/Lease — 0.0% (b)

Goshen Local School District, School Facilities Project

COP, 4.00%, 12/15/2019	240	244

COP, 1.50%, 12/15/2020	280	278

		522

General Obligation — 0.7%

City of Cincinnati, Unlimited Tax Refunding and Improvement Series 2014A, GO, 5.00%, 12/1/2019	5,925	6,074

City of Elyria, Improvement, Various Purpose GO, 5.00%, 12/1/2019	1,340	1,372

City of Elyria, Various Purpose GO, BAN, 2.38%, 5/23/2019	820	821

City of Fairfield, Various Purpose GO, BAN, 2.50%, 5/1/2019	3,300	3,304

City of Lorain, Streetscape Improvements GO, BAN, 2.75%, 6/20/2019	650	652

City of Marietta, Various Purpose Series A, GO, BAN, 3.00%, 5/9/2019	3,973	3,981

City of Middletown, Various Purpose GO, 4.00%, 12/1/2019	500	508

City of North Olmsted, Capital Improvements GO, BAN, 2.50%, 4/23/2019	615	616

City of Toledo

GO, AGM, 2.00%, 12/1/2019	180	180

GO, AGM, 4.00%, 12/1/2020	100	104

State of Ohio Series A, GO, 5.00%, 3/15/2019	1,000	1,001

Village of Cuyahoga Heights, Various Purpose Improvement GO, BAN, 3.25%, 6/19/2019	1,250	1,255

		19,868

Hospital — 0.9%

Akron, Bath and Copley Joint Township Hospital District, Summa Health Obligated Group Rev., 5.00%, 11/15/2021	125	135

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Hospital — continued

City of Centerville, Graceworks Lutheran Services

Rev., 5.00%, 11/1/2020	275	284

Rev., 5.00%, 11/1/2021	285	300

County of Allen, Hospital Facilities, Mercy Health Series B, Rev., 5.00%, 5/5/2022 (d)	2,000	2,188

County of Franklin, Hospital Facilities Series 2009A, Class A, Rev., VRDO, LIQ: Barclays Bank plc, 1.73%, 3/7/2019 (d)	1,190	1,190

County of Franklin, Hospital Facilities, OhioHealth Corp. Series B, Rev., (SIFMA Municipal Swap Index Yield + 0.43%), 2.17%, 3/7/2019 (c)	5,000	5,058

County of Franklin, Trinity Health Credit Group Series 2013OH, Rev., 1.70%, 5/1/2019 (d)	8,000	7,997

Ohio Higher Educational Facility Commission, Hospital, Cleveland Clinic Health System Series B-4, Rev., VRDO, LIQ: Barclays Bank plc, 1.69%, 3/1/2019 (d)	3,500	3,500

State of Ohio, University Hospitals Health System, Inc. Series A, Rev., VRDO, 1.99%, 3/1/2019 (d)	8,250	8,250

		28,902

Industrial Development Revenue/Pollution Control Revenue — 0.8%

Ohio State Water Development Authority, Water Pollution Control Loan Fund

Series 2016 A, Rev., VRDO, LIQ: BMO Harris Bank NA, 1.78%, 3/7/2019 (d)	10,400	10,400

Series B, Rev., (SIFMA Municipal Swap Index Yield + 0.22%), 1.96%, 3/7/2019 (c)	13,935	13,911

Rev., 5.25%, 12/1/2020	35	37

		24,348

Other Revenue — 0.0% (b)

City of Cleveland, Subordinate Lien, Public Facilities Improvements Series 2018A, Rev., 5.00%, 10/1/2022	265	293

Village of Obetz

Rev., 5.00%, 12/1/2019	110	113

Rev., 5.00%, 12/1/2020	185	195

Rev., 5.00%, 12/1/2021	125	136

		737

Transportation — 0.3%

City of Cleveland, Airport System Series 2009D, Rev., VRDO, LOC: U.S. Bank NA, 1.71%, 3/7/2019 (d)	1,225	1,225

Columbus Regional Airport Authority, Columbus Ohio Regional Airport Authority Rev., VRDO, LOC: U.S. Bank NA, 1.73%, 3/7/2019 (d)	8,525	8,525

		9,750

SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Utility — 0.5%

American Municipal Power, Inc. Series 2019A, Rev., 2.30%, 2/15/2022 (d)	10,000	10,127

Ohio Air Quality Development Authority, Valley Electric Corp., Project Series 2009D, Rev., VRDO, LOC: Bank of Tokyo-Mitsubishi UFJ Ltd., 1.74%, 3/7/2019 (d)	4,450	4,450

		14,577

Total Ohio		98,704

Oklahoma — 0.2%

Education — 0.1%

Canadian County Educational Facilities Authority, Mustang Public Schools Project Rev., 3.00%, 9/1/2019	1,000	1,006

Cleveland County Educational Facilities Authority, Educational Facilities Lease, Noble Public Schools Project Rev., 4.00%, 9/1/2019	120	121

Cleveland County Educational Facilities Authority, Moore Public Schools Project Rev., 5.00%, 6/1/2019	300	302

Cushing Educational Facilities Authority, Public Schools Project Rev., 5.00%, 9/1/2020	50	52

Okarche Economic Development Authority, Okarche Public Schools Project Rev., 4.00%, 9/1/2019	125	126

		1,607

Housing — 0.1%

Oklahoma Housing Finance Agency, Green Rural Development Portfolio Series 2018, Rev., 1.90%, 3/1/2020 (d)	1,500	1,501

Oklahoma Housing Finance Agency, Sooner Haven Apartments Rev., 2.38%, 10/1/2020 (d)	2,375	2,394

		3,895

Other Revenue — 0.0% (b)

Midwest City Municipal Authority, Capital Improvement Series A, Rev., 5.00%, 3/1/2019	50	50

Prerefunded — 0.0% (b)

Oklahoma Turnpike Authority, Turnpike System Series B, Rev., 5.00%, 1/1/2021 (e)	20	21

Total Oklahoma		5,573

Oregon — 0.3%

General Obligation — 0.1%

Clackamas County School District No. 12 Series A, GO, Zero Coupon, 6/15/2019	250	249

County of Washington Series 2016, GO, 5.00%, 6/1/2021	1,875	2,013

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

General Obligation — continued

Salem-Keizer School District No. 24J

GO, 4.00%, 6/15/2019	375	377

GO, 4.00%, 6/15/2020	225	232

GO, 4.00%, 6/15/2021	175	184

GO, 5.00%, 6/15/2021	500	537

		3,592

Hospital — 0.2%

Clackamas County Hospital Facility Authority, Legacy Health System Series B, Rev., VRDO, LOC: U.S. Bank NA, 1.68%, 3/7/2019 (d)	1,000	1,000

Salem Hospital Facility Authority, Hospital Project Series B, Rev., VRDO, LOC: U.S. Bank NA, 1.71%, 3/7/2019 (d)	5,350	5,350

		6,350

Total Oregon		9,942

Pennsylvania — 4.0%

Education — 1.0%

Pennsylvania Higher Educational Facilities Authority

Series A, Rev., 5.00%, 9/1/2019 (e)	8,950	9,100

Series AN, Rev., 5.00%, 6/15/2020	5,975	6,213

Pennsylvania Higher Educational Facilities Authority, Aicup Financing Program-York College of Pennsylvania Project Rev., 2.23%, 5/1/2019 (d)	1,000	1,000

Pennsylvania Higher Educational Facilities Authority, Associates Independent Colleges Rev., 2.72%, 5/1/2021 (d)	2,500	2,541

Pennsylvania Higher Educational Facilities Authority, University of Pennsylvania Health System Rev., 5.00%, 8/15/2019	200	203

Pennsylvania Higher Educational Facilities Authority, Widener University Rev., 2.00%, 7/15/2019	290	289

University of Pittsburgh of the Commonwealth System, Higher Education Panthers Rev., (SIFMA Municipal Swap Index Yield + 0.24%), 1.98%, 3/7/2019 (c)	11,510	11,509

		30,855

General Obligation — 1.1%

Bethlehem Area School District GO, 5.00%, 10/15/2021	13,155	14,258

Butler Area School District

GO, AGM, 3.00%, 10/1/2019	1,150	1,157

GO, AGM, 4.00%, 10/1/2020	865	893

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	87

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

General Obligation — continued

City of Philadelphia

Series 2009B, GO, VRDO, LOC: Barclays Bank plc, 1.72%, 3/7/2019 (d)	12,965	12,965

Series 2012A, GO, 5.00%, 9/15/2021	45	48

Juniata County School District

GO, AGM, 2.00%, 11/15/2019	190	190

GO, AGM, 5.00%, 11/15/2021	185	201

Municipality of Monroeville GO, 3.00%, 6/1/2020	1,075	1,090

Parkland School District GO, 4.00%, 4/15/2020	1,500	1,537

The School Board of Philadelphia County Series A, GO, 5.00%, 9/1/2019	500	507

Township of Rostraver

GO, AGM, 3.00%, 9/1/2020	140	143

GO, AGM, 4.00%, 9/1/2021	100	105

Township of Upper Darby GO, AGM, 2.00%, 5/1/2019	210	210

		33,304

Hospital — 0.0% (b)

Montgomery County Higher Education and Health Authority, Thomas Jefferson University Series 2018A, Rev., 5.00%, 9/1/2019	500	508

Northampton County General Purpose Authority, Saint Luke’s Hospital Project Series A, Rev., 5.00%, 8/15/2020	25	26

Philadelphia Hospitals and Higher Education Facilities Authority, Temple University Health System, Hospital Rev., 5.00%, 7/1/2019	1,385	1,397

		1,931

Housing — 0.0% (b)

Philadelphia Housing Authority, PHA Headquarters Project Rev., 4.00%, 5/1/2019	250	251

Industrial Development Revenue/Pollution Control Revenue — 0.1%

Franklin County Industrial Development Authority, Menno-Haven, Inc., Project Rev., 4.00%, 12/1/2020	520	532

Lackawanna County Industrial Development Authority, University of Scranton

Rev., 3.00%, 11/1/2019	50	50

Rev., 4.00%, 11/1/2020	100	103

Rev., 5.00%, 11/1/2021	1,000	1,077

Montgomery County Industrial Development Authority, Meadowood Senior Living Project

Series A, Rev., 3.00%, 12/1/2019	140	141

Series A, Rev., 3.00%, 12/1/2020	250	252

Series A, Rev., 3.00%, 12/1/2021	250	254

		2,409

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Other Revenue — 0.9%

Allentown Neighborhood Improvement Zone Development Authority, City Center Project Rev., 5.00%, 5/1/2023 (f)	250	266

Commonwealth Financing Authority, Tobacco Master Settlement Payment

Series 2018, Rev., 5.00%, 6/1/2020	555	575

Series 2018, Rev., 5.00%, 6/1/2021	535	570

Cumberland County Municipal Authority, AICUP Financing Program-Messiah College Project Rev., 2.00%, 4/30/2020 (d)	250	250

Emmaus General Authority Rev., VRDO, LIQ: Wells Fargo Bank NA, AGM, 1.80%, 3/7/2019 (d)	6,090	6,090

Philadelphia Municipal Authority, City Agreement, Juvenile Justice Services Center Rev., 4.00%, 4/1/2019	195	195

Tender Option Bond Trust Receipts/Certificates

Series 2018-XL0060, Rev., VRDO, LIQ: Barclays Bank plc, LOC: Barclays Bank plc, 1.84%, 3/7/2019 (d) (f)	5,650	5,650

Series 2018-XX1, Rev., VRDO, LIQ: Barclays Bank plc, LOC: Barclays Bank plc, 1.84%, 3/7/2019 (d) (f)	8,000	8,000

Series 2018-XM0594, Rev., VRDO, LIQ: Barclays Bank plc, 1.86%, 3/7/2019 (d) (f)	4,600	4,600

Urban Redevelopment Authority of Pittsburgh, Crawford Square Apartments Project Rev., 2.25%, 6/1/2020 (d)	1,850	1,854

		28,050

Prerefunded — 0.0% (b)

City of Philadelphia, Water and Wastewater Rev., 5.00%, 11/1/2022 (e)	1,465	1,636

Commonwealth of Pennsylvania GO, 5.00%, 4/15/2019 (e)	45	45

Pennsylvania Turnpike Commission, Convertible Capital Appreciation Series B2, Rev., 5.35%, 12/1/2020 (e)	30	32

Pennsylvania Turnpike Commission, Oil Franchise Tax Series A-2, Rev., AGC, 5.00%, 12/1/2019 (e)	30	31

West Shore School District GO, AGC, 4.50%, 5/15/2019 (e)	25	25

		1,769

Special Tax — 0.0% (b)

Pennsylvania Intergovernmental Cooperation Authority, City of Philadelphia Funding Program 5.00%, 6/15/2019	20	20

SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Transportation — 0.6%

Pennsylvania Turnpike Commission

Series A-1, Rev., (SIFMA Municipal Swap Index Yield + 0.60%), 2.34%, 3/7/2019 (c)	18,000	18,005

Series B, Subseries B-2, Rev., 5.00%, 6/1/2019	75	76

Series B, Subseries B-2, Rev., 5.00%, 6/1/2020	50	52

Pennsylvania Turnpike Commission, Senior Lien Series A, Rev., 5.00%, 12/1/2020	110	116

		18,249

Utility — 0.3%

City of Philadelphia, Gas Works, 1998 General Ordinance, Fifteen Rev., 3.00%, 8/1/2019	2,100	2,110

Philadelphia Gas Works Co. Series C, Rev., VRDO, LOC: Barclays Bank plc, 1.72%, 3/7/2019 (d)	6,000	6,000

		8,110

Total Pennsylvania		124,948

Rhode Island — 0.2%

Education — 0.2%

Rhode Island Health and Educational Building Corp., Higher Education Facility, Rhode Island School of Design Issue Series A, Rev., VRDO, LOC: U.S. Bank NA, 1.68%, 3/7/2019 (d)	4,960	4,960

Rhode Island Health and Educational Building Corp., Public School Program, Providence Public Building Authority Series 2013A, Rev., 5.00%, 5/15/2022	15	17

		4,977

Other Revenue — 0.0% (b)

Providence Public Building Authority, Capital Improvement

Series A, Rev., 4.00%, 9/15/2019	250	252

Series A, Rev., 5.00%, 9/15/2020	200	208

		460

Transportation — 0.0% (b)

Rhode Island Commerce Corp., Department of Transportation Series 2016-A, Rev., GRAN, 5.00%, 6/15/2019	55	55

Rhode Island Commerce Corp., First Lien Special Facility, Rhode Island Airport Corp. Intermodal Facility Project

Series 2018, Rev., 5.00%, 7/1/2019	500	505

Series 2018, Rev., 5.00%, 7/1/2020	585	608

		1,168

Total Rhode Island		6,605

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

South Carolina — 0.6%

Education — 0.0% (b)

Educational Facilities Authority, Wofford College Series B, Rev., 2.37%, 4/1/2022 (d)	500	499

General Obligation — 0.6%

Beaufort County School District Series 2011D, GO, SCSDE, 5.00%, 3/1/2019	40	40

County of Dorchester, Transportation Projects Series A, GO, 4.00%, 5/1/2019	40	40

County of Richland Series 2019A, GO, BAN, 3.00%, 2/27/2020	17,200	17,426

Lexington and Richland County School District No. 5 Series B, GO, SCSDE, 5.00%, 3/1/2019	25	25

		17,531

Industrial Development Revenue/Pollution Control Revenue — 0.0% (b)

South Carolina Jobs-Economic Development Authority, Episcopal Home At Still Hopes

Series 2018A, Rev., 5.00%, 4/1/2019	225	225

Series 2018A, Rev., 5.00%, 4/1/2021	500	521

		746

Prerefunded — 0.0% (b)

Beaufort County School District Series 2009D, GO, SCSDE, 5.00%, 3/1/2019 (e)	50	50

Total South Carolina		18,826

South Dakota — 0.0% (b)

Housing — 0.0% (b)

South Dakota Board of Regents, Housing and Auxiliary Facility System Series 2017, Rev., 5.00%, 4/1/2022	375	410

Other Revenue — 0.0% (b)

South Dakota State Building Authority

Series A, Rev., 3.00%, 6/1/2019	150	151

Series A, Rev., 3.00%, 6/1/2020	200	203

		354

Total South Dakota		764

Tennessee — 2.3%

Education — 0.6%

Metropolitan Government of Nashville and Davidson County, Health and Educational Facilities Board Rev., 1.30%, 7/1/2019 (d)	6,250	6,239

Metropolitan Government of Nashville and Davidson County, Health and Educational Facilities Board, East Webster Street Apartments Project Rev., 2.05%, 4/1/2020 (d)	2,500	2,510

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	89

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Education — continued

Metropolitan Government of Nashville and Davidson County, Health and Educational Facilities Board, Oakwood Flats Apartments Project Rev., 2.10%, 10/1/2020 (d)	6,500	6,523

Metropolitan Government of Nashville and Davidson County, Health and Educational Facilities Board, Twelfth and Wedgewood Apartments Project Series 2017, Rev., GNMA, 1.80%, 12/1/2019 (d)	4,000	4,001

		19,273

General Obligation — 0.2%

City of Memphis, General Improvement GO, 5.00%, 6/1/2020	25	26

County of Monroe GO, BAN, 1.20%, 6/15/2019	3,500	3,491

County of Shelby, Public Improvment Series B, GO, VRDO, 1.75%, 3/7/2019 (d)	2,000	2,000

County of Sumner, School and Public Improvement Series 2013, GO, 5.00%, 12/1/2019	105	108

		5,625

Hospital — 0.8%

Chattanooga Health Educational and Housing Facility Board, Catholic Health Services Series 2004C, Rev., VRDO, 1.88%, 3/7/2019 (d)	21,940	21,940

Rutherford County Health and Educational Facilities Board Rev., 2.50%, 11/1/2020 (d)	3,500	3,532

		25,472

Housing — 0.6%

Metropolitan Government Nashville and Davidson County Health and Educational Facilities Board, Multifamily Housing, Dandridge Towers Project Rev., 1.87%, 7/1/2020 (d)	2,400	2,395

Metropolitan Government Nashville and Davidson County Health and Educational Facilities Board, Multifamily Housing, Trevecca Towers I/East Project Rev., 2.00%, 1/1/2021 (d)	10,000	10,015

Metropolitan Government Nashville and Davidson County Health and Educational Facilities Board, Multifamily Housing, Trevecca Towers Ii Project Rev., 2.00%, 1/1/2021 (d)	5,000	5,026

		17,436

Utility — 0.1%

City of Knoxville, Gas System Series W, Rev., 5.00%, 3/1/2019	120	120

Tennessee Energy Acquisition Corp., Gas Project

Series A, Rev., 4.00%, 5/1/2019	625	627

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Utility — continued

Series A, Rev., 4.00%, 5/1/2020	780	794

Series A, Rev., 4.00%, 5/1/2021	730	753

		2,294

Water & Sewer — 0.0% (b)

Jackson Energy Authority, Wastewater System Rev., 5.00%, 12/1/2019	350	359

Total Tennessee		70,459

Texas — 8.4%

Education — 0.3%

Arlington Higher Education Finance Corp., Uplift Education Series 2017A, Rev., PSF-GTD, 3.00%, 12/1/2019	435	439

Austin Community College District Public Facility Corp., Lease, Highland Campus Parking Garage Project

Series 2018C, Rev., 5.00%, 8/1/2024	200	231

Series 2018C, Rev., 5.00%, 8/1/2025	200	236

Austin Community College District, Combined Fee

Rev., 5.00%, 2/1/2020	110	113

Rev., 5.00%, 2/1/2021	160	169

Rev., 5.00%, 2/1/2022	165	179

Rev., 5.00%, 2/1/2023	170	189

Harris County Cultural Education Facilities Finance Corp., TECO Project Series 2017, Rev., 5.00%, 11/15/2019	175	179

McLennan County Junior College District

Rev., AGM, 3.00%, 4/15/2020 (g)	300	304

Rev., AGM, 3.00%, 4/15/2021 (g)	350	358

Rev., AGM, 3.00%, 4/15/2022 (g)	100	103

New Hope Cultural Education Facilities Finance Corp., Longhorn Village Project Rev., 5.00%, 1/1/2020	195	199

New Hope Cultural Education Facilities Finance Corp., Presbyterian Village North Project

Rev., 5.00%, 10/1/2019	410	416

Rev., 5.00%, 10/1/2020	675	697

Rev., 5.00%, 10/1/2021	1,425	1,491

Rev., 5.00%, 10/1/2022	1,495	1,585

Newark Higher Education Finance Corp., Orenda Education Rev., PSF-GTD, 4.00%, 8/15/2019	200	202

University of Texas (The), Board of Regents, Financing System

Series A, Rev., 5.00%, 8/15/2020	25	26

Series D, Rev., 5.00%, 8/15/2021	25	27

University of Texas System (The) Series B, Rev., VRDO, 1.72%, 3/7/2019 (d)	2,410	2,410

		9,553

SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

General Obligation — 3.9%

City of Arlington, Permanent Improvement GO, 3.00%, 8/15/2019	50	50

City of Corpus Christi GO, 4.00%, 3/1/2019	30	30

City of Galveston

GO, 3.00%, 5/1/2021	130	133

GO, 4.00%, 5/1/2022	590	629

City of Granbury

Series 2018, GO, 2.00%, 8/15/2019	160	160

Series 2018, GO, 2.00%, 8/15/2020	185	186

City of Grand Prairie GO, 5.00%, 2/15/2021	20	21

City of Odessa

Series 2017, GO, 4.00%, 3/1/2019	360	360

Series 2017, GO, 4.00%, 3/1/2020	300	307

City of Wylie GO, 5.00%, 2/15/2020	20	21

Clear Creek Independent School District, School Building Series B, GO, PSF-GTD, 1.45%, 8/14/2020 (d)	2,200	2,192

Corpus Christi Independent School District, School Building Series A, GO, PSF-GTD, 2.00%, 8/15/2019 (d)	1,250	1,250

Counties of Travis, Williamson and Hays, City of Austin, Public Improvement GO, 5.00%, 9/1/2021	50	54

County of Bexar, Harlandale Independent School District GO, PSF-GTD, 3.00%, 8/15/2021 (d)	4,000	4,075

County of Denton GO, 5.00%, 7/15/2020	50	52

County of La Salle

GO, AGM, 5.00%, 3/1/2019	295	295

GO, AGM, 5.00%, 3/1/2020	315	326

GO, AGM, 5.00%, 3/1/2021	345	368

County of La Salle, Unlimited Tax

GO, AGM, 5.00%, 3/1/2019	1,000	1,000

GO, AGM, 5.00%, 3/1/2020	2,075	2,146

GO, AGM, 5.00%, 3/1/2021	2,135	2,278

County of Lubbock GO, 5.00%, 2/15/2020	20	21

County of Travis, Limited Tax GO, 5.00%, 3/1/2019	25	25

Cuero Independent School District, School Building Series 2014, GO, PSF-GTD, 5.00%, 8/15/2021	100	108

Cypress-Fairbanks Independent School District GO, PSF-GTD, 4.00%, 2/15/2020	6,065	6,201

Del Mar College District, Limited Tax GO, 4.00%, 8/15/2019	20	20

El Paso County Hospital District GO, 5.00%, 8/15/2019	175	177

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

General Obligation — continued

Fort Bend County Municipal Utility District No. 151 GO, 3.00%, 9/1/2021	190	195

Fort Bend Independent School District Series B, GO, PSF-GTD, 1.35%, 8/1/2019 (d)	6,560	6,551

Georgetown Independent School District Series 2019-B, GO, PSF-GTD, 2.75%, 8/1/2022 (d)	8,000	8,268

Goose Creek Consolidated Independent School District Series B, GO, PSF-GTD, 1.18%, 8/15/2019 (d)	3,100	3,094

Houston Independent School District, Schoolhouse Series A-2, GO, PSF-GTD, 3.00%, 6/1/2019 (d)	6,000	6,020

Leander Independent School District, Capital Appreciation Series B, GO, Zero Coupon, 8/15/2019	220	218

Midlothian Independent School District, School Building Series B, GO, PSF-GTD, 2.50%, 8/1/2020 (d)	5,000	5,058

New Caney Independent School District, School Building GO, PSF-GTD, 3.00%, 8/15/2021 (d)	1,500	1,545

Northside Independent School District, School Building

GO, PSF-GTD, 1.45%, 6/1/2020 (d)	4,000	3,988

GO, PSF-GTD, 2.00%, 6/1/2021 (d)	3,035	3,049

Remington Municipal Utility District No. 1 GO, AGM, 4.00%, 9/1/2019	275	278

Sienna Plantation Levee Improvement District of Fort Bend County GO, 2.00%, 9/1/2019	250	250

Southside Independent School District, School Building GO, PSF-GTD, 2.00%, 8/15/2019	250	250

State of Texas, Transportation Commission, Multi Mode Mobility Fund Series 2006B, GO, VRDO, LIQ: Texas Comptroller of Public Accounts, 1.75%, 3/7/2019 (d)	23,505	23,505

State of Texas, Veterans

GO, VRDO, LIQ: Sumitomo Mitsui Banking Corp., 1.76%, 3/7/2019 (d)	21,155	21,155

Series 2010C, GO, VRDO, LIQ: State Street Bank & Trust, 1.79%, 3/7/2019 (d)	13,415	13,415

Texas Public Finance Authority Series A, GO, 5.00%, 10/1/2019	25	25

		119,349

Hospital — 1.1%

Harris County Cultural Education Facilities Finance Corp., Memorial Hermann Health System

Rev., VRDO, 1.75%, 3/7/2019 (d)	17,215	17,215

Series D, Rev., VRDO, 1.75%, 3/7/2019 (d)	8,800	8,800

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	91

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Hospital — continued

Tarrant County Cultural Education Facilities Finance Corp., Christus Health

Series A, Rev., 4.00%, 7/1/2019	3,000	3,020

Series A, Rev., 5.00%, 7/1/2020	3,460	3,598

		32,633

Industrial Development Revenue/Pollution Control Revenue — 0.6%

Lower Neches Valley Authority Industrial Development Corp., ExxonMobil Project Rev., VRDO, 1.70%, 3/1/2019 (d)	16,100	16,100

Matagorda County Navigation District No. 1, Pollution Control Rev., AMT, 1.75%, 9/1/2020 (d)	4,000	3,930

		20,030

Other Revenue — 1.8%

BB&T Municipal Trust Class B, Rev., LOC: Rabobank Nederland, (SIFMA Municipal Swap Index Yield + 0.55%), 2.29%, 3/7/2019 (c) (f)	8,000	8,000

City of Corpus Christi Rev., 5.00%, 7/15/2019	50	51

State of Texas Rev., TRAN, 4.00%, 8/29/2019	46,555	47,063

		55,114

Prerefunded — 0.0% (b)

Austin Independent School District Series 2013A, GO, PSF-GTD, 5.00%, 8/1/2021 (e)	30	32

City of Houston, Public Improvement Series 2009-A, GO, 5.00%, 3/1/2019 (e)	45	45

Corpus Christi Independent School District, School Building GO, 5.00%, 8/15/2019 (e)	500	508

		585

Transportation — 0.5%

Brazoria County Toll Road Authority, Limited Contract Tax and Subordinate Lien Toll Road Series 2017B, Rev., BAN, 1.45%, 3/1/2020	7,000	6,979

Camino Real Regional Mobility Authority, Subordinate Lien Vehicle Rev., AGM, 5.00%, 6/1/2019	155	156

Central Texas Regional Mobility Authority, Subordinated Lien Rev., 4.00%, 1/1/2022	2,455	2,559

Dallas-Fort Worth International Airport Series E, Rev., 5.00%, 11/1/2019	525	536

Harris County Toll Road Authority, Senior Lien

Series A, Rev., 5.00%, 8/15/2019	1,850	1,878

Series A, Rev., 5.00%, 8/15/2020	1,500	1,571

Series A, Rev., 5.00%, 8/15/2021	1,500	1,619

Love Field Airport Modernization Corp. Rev., AMT, 5.00%, 11/1/2021	125	134

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Transportation — continued

Port Beaumont Navigation District

Rev., 3.00%, 9/1/2019	100	100

Rev., 4.00%, 9/1/2020	155	160

		15,692

Utility — 0.1%

City of Houston, Utility System Series B-6, Rev., VRDO, LOC: Sumitomo Mitsui Banking Corp., 1.76%, 3/7/2019 (d)	4,425	4,425

Water & Sewer — 0.1%

Canyon Regional Water Authority, Wells Ranch I Project Rev., 4.00%, 8/1/2020	20	21

Trinity River Authority Central Regional Wastewater System

Rev., 5.00%, 8/1/2019	1,255	1,272

Rev., 5.00%, 8/1/2020	675	706

		1,999

Total Texas		259,380

Utah — 0.7%

Education — 0.0% (b)

Utah Charter School Finance Authority, Utah Charter Academies Project

Rev., 3.00%, 10/15/2019	200	201

Rev., 3.00%, 10/15/2020	220	223

Rev., 4.00%, 10/15/2021	305	318

		742

Hospital — 0.6%

County of Utah Hospital, IHC Health Services, Inc.

Series C, Rev., VRDO, LIQ: U.S. Bank NA, 1.68%, 3/7/2019 (d)	2,500	2,500

Series D, Rev., VRDO, LIQ: U.S. Bank NA, 1.68%, 3/7/2019 (d)	11,275	11,275

Series B, Rev., VRDO, LIQ: U.S. Bank NA, 1.71%, 3/7/2019 (d)	4,000	4,000

		17,775

Other Revenue — 0.1%

City of Murray, Sales Tax

Series 2018, Rev., 3.00%, 11/15/2019	100	101

Series 2018, Rev., 3.00%, 11/15/2020	235	240

Series 2018, Rev., 4.00%, 11/15/2021	150	159

Utah Infrastructure Agency, Telecommunication Series A, Rev., 2.00%, 10/15/2019	1,000	994

		1,494

SEE NOTES TO FINANCIAL STATEMENTS.

92	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Utility — 0.0% (b)

City of Lehi, Electric Utility

Series 2018, Rev., 4.00%, 6/1/2019	75	76

Series 2018, Rev., 5.00%, 6/1/2020	85	88

Series 2018, Rev., 5.00%, 6/1/2021	75	80

		244

Total Utah		20,255

Virginia — 3.2%

Education — 0.3%

Virginia College Building Authority, Public Higher Education Financing Program Series B, Rev., 5.00%, 9/1/2020	7,685	8,066

Virginia Public School Authority, School Technology and Security Series IV, Rev., 5.00%, 4/15/2019	1,000	1,004

		9,070

General Obligation — 0.1%

City of Charlottesville, Public Improvement Series 2012B, GO, 4.00%, 7/15/2020	200	206

City of Poquoson GO, 5.00%, 2/15/2020	120	124

City of Roanoke GO, 5.00%, 4/1/2019	25	25

Commonwealth of Virginia Series A, GO, 5.00%, 6/1/2021	1,480	1,591

County of Fairfax, Public Improvement Series B, GO, 4.00%, 4/1/2019	25	25

		1,971

Hospital — 0.9%

Albermarle County Economic Development Authority, Virginia Hospital Facilities, Sentara Martha Jefferson Hospital Series 2018A-B, Rev., VRDO, LIQ: TD Bank NA, 1.64%, 3/1/2019 (d)	29,220	29,220

Housing — 0.3%

Newport News Redevelopment and Housing Authority, Berkley Preservation Project Rev., FHA/GNMA, 1.20%, 4/1/2019	10,000	9,995

Industrial Development Revenue/Pollution Control Revenue — 0.5%

Louisa Industrial Development Authority, Virginia Pollution Control Series 2008C, Rev., 1.85%, 5/16/2019 (d)	7,550	7,548

Wise County Industrial Development Authority Series 2009-A, Rev., 2.15%, 9/1/2020 (d)	7,500	7,507

		15,055

Other Revenue — 0.8%

Virginia Public Building Authority, Public Facilities

Series A, Rev., 5.00%, 8/1/2020	5,220	5,463

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Other Revenue — continued

Series C, Rev., 5.00%, 8/1/2020	18,830	19,706

		25,169

Prerefunded — 0.3%

Fairfax County EDA, Community Services Facilities Projects Series A, Rev., 4.50%, 3/1/2021 (e)	8,235	8,696

Transportation — 0.0% (b)

Virginia Commonwealth Transportation Board Series B-G, Rev., 5.00%, 3/15/2021	25	27

Total Virginia		99,203

Washington — 1.7%

General Obligation — 0.1%

County of King, Limited Tax Series A, GO, 5.00%, 7/1/2019	50	51

Kitsap County School District No. 401 Central Kitsap, Unlimited Tax GO, 4.00%, 12/1/2021	75	80

Pend Oreille County, Public Hospital District No. 1

GO, 3.00%, 12/1/2019	155	156

GO, 3.00%, 12/1/2020	155	156

Snohomish County, Edmonds School District No. 15 GO, 5.00%, 12/1/2021	330	359

Snohomish County, Everett School District No. 2 GO, 5.00%, 12/1/2020	25	26

Snohomish County, School District No. 25, Marysville GO, 5.00%, 12/1/2020	170	180

State of Washington, Various Purpose Series R-2011B, GO, 5.00%, 7/1/2019	400	404

		1,412

Hospital — 0.6%

Washington Health Care Facilities Authority, Catholic Health Initiatives

Series 2013B, Rev., (SIFMA Municipal Swap Index Yield + 1.00%), 2.74%, 3/7/2019 (c)	5,000	4,969

Series 2013B, Rev., (SIFMA Municipal Swap Index Yield + 1.40%), 3.14%, 3/7/2019 (c)	10,000	9,967

Washington Health Care Facilities Authority, Overlake Hospital Medical Center Series 2017B, Rev., 5.00%, 7/1/2022	1,210	1,325

Washington Health Care Facilities Authority, Providence Health and Service Series C, Rev., VRDO, LIQ: U.S. Bank NA, 1.75%, 3/7/2019 (d)	3,150	3,150

WBRP 3.2, Washington Biomedical Research Properties Series A, Rev., 5.00%, 1/1/2021	25	26

		19,437

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	93

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Housing — 0.8%

Washington State Housing Finance Commission, Multi-Family Housing, Cathedral Plaza Apartments Rev., 2.38%, 7/1/2020 (d)	13,500	13,570

Washington State Housing Finance Commission, Multi-Family Housing, The O’Malley Apartments Rev., 2.37%, 7/1/2020 (d)	8,500	8,544

Washington State Housing Finance Commission, Royal Hills Apartments Series A, Rev., 1.40%, 11/1/2019	4,000	3,987

		26,101

Utility — 0.0% (b)

City of Seattle, Municipal Light and Power Improvement

Series A, Rev., 5.00%, 6/1/2019	35	35

Rev., 5.00%, 9/1/2021	20	22

		57

Water & Sewer — 0.2%

Cascade Water Alliance Rev., 5.00%, 1/1/2021	20	21

City of Seattle, Water Syatem Rev., 5.00%, 9/1/2020	25	26

County of King, Junior Lien Rev., 2.45%, 12/1/2020 (d)	6,615	6,677

		6,724

Total Washington		53,731

West Virginia — 0.1%

Utility — 0.1%

West Virginia Economic Development Authority, Appalachian Power Co. — AMOS Project Series 2009A, Rev., 2.63%, 6/1/2022 (d)	3,805	3,849

Wisconsin — 1.9%

Education — 0.7%

Milwaukee Redevelopment Authority, Milwaukee Public Schools Rev., 4.00%, 11/15/2021	55	58

Wisconsin Health and Educational Facilities Authority, Advocate Aurora Health Credit Group Series 2018C-1, Rev., (SIFMA Municipal Swap Index Yield + 0.35%), 2.09%, 3/7/2019 (c)	21,865	21,792

Wisconsin Health and Educational Facilities Authority, Franciscan Sisters of Christian Charity Sponsored Ministries, Inc.

Series 2017A, Rev., 5.00%, 9/1/2019	145	146

Series 2017A, Rev., 5.00%, 9/1/2020	155	160

Series 2017A, Rev., 5.00%, 9/1/2021	160	168

		22,324

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

General Obligation — 0.6%

Burlington Area School District GO, BAN, 3.00%, 8/6/2019	3,500	3,506

City of Fond Du Lac Series 2017B, GO, 2.00%, 4/1/2019	225	225

City of Kenosha GO, 3.00%, 2/1/2021 (g)	1,000	1,024

City of Middletown

GO, 3.00%, 3/1/2020	200	203

GO, 3.00%, 3/1/2021	355	363

Coleman School District, Marinette and Oconto Counties

GO, 3.00%, 3/1/2019	50	50

GO, 3.00%, 9/1/2019	170	171

County of Manitowoc GO, 2.00%, 11/1/2019	215	215

County of Milwaukee, Whitnall School District GO, 3.00%, 3/1/2019	175	175

Eleva-Strum School District

GO, 4.00%, 4/1/2019	165	165

GO, 3.00%, 4/1/2020	230	233

GO, 3.00%, 4/1/2021	450	461

Gibraltar Area School District, Wisconsin Promissory Notes

GO, 4.00%, 3/1/2020	440	450

GO, 4.00%, 3/1/2021	700	730

GO, 4.00%, 3/1/2022	315	335

Pewaukee School District

GO, BAN, 3.00%, 8/1/2019	4,300	4,310

Series 2019A, GO, 5.00%, 3/1/2024 (g)	375	430

Randall Consolidated School Joint No. 1

GO, 4.00%, 3/1/2019	360	360

GO, 4.00%, 3/1/2020	380	388

GO, 4.00%, 3/1/2021	175	182

State of Wisconsin Series B, GO, 5.00%, 5/1/2019	2,900	2,915

Village of Menomonee Falls, Promissory Note

Series A, GO, 3.00%, 6/1/2019	50	50

Series B, GO, 3.38%, 3/1/2020	250	252

Series A, GO, 3.00%, 6/1/2021	270	276

Village of Pulaski

GO, AGM, 2.00%, 4/1/2019	160	160

GO, AGM, 3.00%, 4/1/2020	160	162

Wittenberg Birnamwood School District

GO, AGM, 4.00%, 3/1/2021 (g)	130	135

GO, AGM, 4.00%, 3/1/2022 (g)	260	276

GO, AGM, 4.00%, 3/1/2023 (g)	280	302

		18,504

SEE NOTES TO FINANCIAL STATEMENTS.

94	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Industrial Development Revenue/Pollution Control Revenue — 0.0% (b)

State of Wisconsin Environmental Improvement Fund Series A, Rev., 5.00%, 6/1/2019	1,000	1,009

Other Revenue — 0.4%

Village of DeForest Series C, Rev., 3.00%, 5/1/2023	4,865	4,990

Village of Howard Rev., 2.00%, 12/1/2021	6,965	6,972

		11,962

Transportation — 0.1%

Wisconsin Department of Transportation

Series 1, Rev., 5.00%, 7/1/2020	2,135	2,228

Series 1, Rev., 5.00%, 7/1/2021	25	27

		2,255

Utility — 0.1%

WPPI Energy, Power Supply System Series A, Rev., 5.00%, 7/1/2020	3,275	3,414

Total Wisconsin		59,468

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Wyoming — 0.0% (b)

Utility — 0.0% (b)

Consolidated Municipalities Electric Power Systems Joint Powers Board, Electrical System Project Series 2014-A, Rev., 2.00%, 6/1/2019	75	75

Total Municipal Bonds (Cost $3,034,826)		3,037,143

	SHARES (000)
Short-term Investments — 3.5%

Investment Companies — 3.5%

JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 1.57% (h) (i) (Cost $106,738)	106,738	106,738

Total Investments — 101.8% (Cost $3,141,564)		3,143,881
Liabilities in Excess of Other Assets — (1.8%)		(55,435)

NET ASSETS — 100.0%		3,088,446

Percentages indicated are based on net assets.

Abbreviations

AGC	Insured by Assured Guaranty Corp.
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
BAN	Bond Anticipation Note
COP	Certificate of Participation
EDA	Economic Development Authority
FHA	Federal Housing Administration
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
GO	General Obligation
GRAN	Grant Revenue Anticipation Note
ICE	Intercontinental Exchange
IDA	Industrial Development Authority
LIBOR	London Interbank Offered Rate
LIQ	Liquidity Agreement
LOC	Letter of Credit
MTA	Metropolitan Transportation Authority
NATL	Insured by National Public Finance Guarantee Corp.
PSF-GTD	Permanent School Fund Guaranteed
RAN	Revenue Anticipation Note
RE	Reinsured
Rev.	Revenue
SCSDE	South Carolina School District Enhancement
SIFMA	The Securities Industry and Financial Markets Association
SOFR	Secured Overnight Financing Rate
TAN	Tax Anticipation Note

TRAN	Tax & Revenue Anticipation Note
USD	United States Dollar
VRDO	Variable Rate Demand Obligation. The interest rate shown is the rate in effect as of February 28, 2019.

(a)	The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of February 28, 2019.
(d)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of February 28, 2019.
(e)	Security is prerefunded or escrowed to maturity.
(f)	Securities exempt from registration under Rule 144A or section 4(a) (2), of the Securities Act of 1933, as amended. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration.
(g)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(h)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(i)	The rate shown is the current yield as of February 28, 2019.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	95

STATEMENTS OF ASSETS AND LIABILITIES

AS OF FEBRUARY 28, 2019

(Amounts in thousands, except per share amounts)

	JPMorgan High Yield Municipal Fund (formerly known as JPMorgan Tax Aware High Income Fund)	JPMorgan Municipal Income Fund	JPMorgan Short- Intermediate Municipal Bond Fund
ASSETS:
Investments in non-affiliates, at value	$146,476	$192,484	$1,461,489
Investments in affiliates, at value	12,206	14,034	47,778
Receivables:
Investment securities sold	1,314	383	8,026
Investment securities sold — delayed delivery securities	8	225	3,206
Fund shares sold	392	318	7,661
Interest from non-affiliates	1,533	1,944	13,314
Dividends from affiliates	15	18	79
Due from adviser	53	4	—

Total Assets	161,997	209,410	1,541,553

LIABILITIES:
Payables:
Due to custodian	10	—	653
Investment securities purchased	24	5,719	27,021
Investment securities purchased — delayed delivery securities	3,354	4,915	34,114
Fund shares redeemed	1	120	1,327
Accrued liabilities:
Investment advisory fees	—	—	149
Distribution fees	18	19	9
Service fees	11	11	29
Custodian and accounting fees	22	22	34
Trustees’ and Chief Compliance Officer’s fees	—	—	—	(a)
Other	63	46	93

Total Liabilities	3,503	10,852	63,429

Net Assets	$158,494	$198,558	$1,478,124

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

96	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2019

	JPMorgan High Yield Municipal Fund (formerly known as JPMorgan Tax Aware High Income Fund)	JPMorgan Municipal Income Fund	JPMorgan Short- Intermediate Municipal Bond Fund
NET ASSETS:
Paid-in-Capital	$156,484	$195,174	$1,477,824
Total distributable earnings (loss) (a)	2,010	3,384	300

Total Net Assets	$158,494	$198,558	$1,478,124

Net Assets:
Class A	$43,565	$60,078	$33,554
Class C	17,929	12,833	4,590
Class I	95,662	74,386	573,350
Class R6	1,338	51,261	866,630

Total	$158,494	$198,558	$1,478,124

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	4,006	6,291	3,197
Class C	1,652	1,357	434
Class I	8,797	7,847	54,351
Class R6	123	5,410	82,185

Net Asset Value (b):
Class A — Redemption price per share	$10.88	$9.55	$10.49
Class C — Offering price per share (c)	10.85	9.45	10.59
Class I — Offering and redemption price per share	10.87	9.48	10.55
Class R6 — Offering and redemption price per share	10.87	9.48	10.54
Class A maximum sales charge	3.75%	3.75%	2.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$11.30	$9.92	$10.73

Cost of investments in non-affiliates	$144,048	$188,957	$1,445,100
Cost of investments in affiliates	12,206	14,034	47,778

(a)

Total distributable earnings have been aggregated to conform to the current presentation requirements for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 9.

(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(c)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	97

STATEMENTS OF ASSETS AND LIABILITIES

AS OF FEBRUARY 28, 2019 (continued)

(Amounts in thousands, except per share amounts)

	JPMorgan Tax Free Bond Fund	JPMorgan Ultra-Short Municipal Fund
ASSETS:
Investments in non-affiliates, at value	$373,195	$3,037,143
Investments in affiliates, at value	7,778	106,738
Cash	65	—
Deposits at broker for futures contracts	190	—
Receivables:
Investment securities sold	268	755
Investment securities sold — delayed delivery securities	55	—
Fund shares sold	312	12,577
Interest and dividends from non-affiliates	3,898	20,953
Dividends from affiliates	13	247
Variation margin on futures contracts	38	—
Due from adviser	—	20

Total Assets	385,812	3,178,433

LIABILITIES:
Payables:
Due to custodian	—	6
Investment securities purchased	—	59,962
Investment securities purchased — delayed delivery securities	2,068	7,305
Fund shares redeemed	962	21,754
Accrued liabilities:
Investment advisory fees	49	—
Administration fees	1	—
Distribution fees	41	15
Service fees	9	485
Custodian and accounting fees	36	32
Other	47	428

Total Liabilities	3,213	89,987

Net Assets	$382,599	$3,088,446

SEE NOTES TO FINANCIAL STATEMENTS.

98	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2019

	JPMorgan Tax Free Bond Fund	JPMorgan Ultra-Short Municipal Fund
NET ASSETS:
Paid-in-Capital	$378,019	$3,086,328
Total distributable earnings (loss) (a)	4,580	2,118

Total Net Assets	$382,599	$3,088,446

Net Assets:
Class A	$132,813	$67,256
Class C	27,701	—
Class I	135,295	3,021,190
Class R6	86,790	—

Total	$382,599	$3,088,446

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	11,281	6,708
Class C	2,373	—
Class I	11,541	301,569
Class R6	7,406	—

Net Asset Value (b):
Class A — Redemption price per share	$11.77	$10.03
Class C — Offering price per share (c)	11.67	—
Class I — Offering and redemption price per share	11.72	10.02
Class R6 — Offering and redemption price per share	11.72	—
Class A maximum sales charge	3.75%	2.25%
Class A maximum public offering price per share
[net asset value per share/(100% — maximum sales charge)]	$12.23	$10.26

Cost of investments in non-affiliates	$360,536	$3,034,826
Cost of investments in affiliates	7,778	106,738

(a)

Total distributable earnings have been aggregated to conform to the current presentation requirements for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 9.

(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(c)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	99

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED FEBRUARY 28, 2019

(Amounts in thousands)

	JPMorgan High Yield Municipal Fund (formerly known as JPMorgan Tax Aware High Income Fund)		JPMorgan Municipal Income Fund		JPMorgan Short- Intermediate Municipal Bond Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$4,739		$5,847		$34,708
Interest income from affiliates	—	(a)	—	(a)	— (a)
Dividend income from non-affiliates	1		—		—
Dividend income from affiliates	101		97		879

Total investment income	4,841		5,944		35,587

EXPENSES:
Investment advisory fees	426		602		3,983
Administration fees	97		161		1,278
Distribution fees:
Class A	88		152		79
Class C	132		103		39
Service fees:
Class A	88		152		79
Class C	44		34		13
Class I	172		169		3,592
Custodian and accounting fees	72		71		134
Interest expense to affiliates	—	(a)	—		1
Professional fees	124		66		84
Trustees’ and Chief Compliance Officer’s fees	25		26		31
Printing and mailing costs	34		12		41
Registration and filing fees	79		69		82
Transfer agency fees (See Note 2.J.)	6		8		17
Other	9		9		38

Total expenses	1,396		1,634		9,491

Less fees waived	(545)		(532)		(5,434)
Less expense reimbursements	(52)		(3)		—

Net expenses	799		1,099		4,057

Net investment income (loss)	4,042		4,845		31,530

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	248		17		(4,496)
Investments in affiliates	—	(a)	—	(a)	— (a)

Net realized gain (loss)	248		17		(4,496)

Change in net unrealized appreciation/depreciation on investments in non-affiliates	1,124		1,465		18,414

Net realized/unrealized gains (losses)	1,372		1,482		13,918

Change in net assets resulting from operations	$5,414		$6,327		$45,448

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

100	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2019

	JPMorgan Tax Free Bond Fund	JPMorgan Ultra-Short Municipal Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$14,460	$39,023
Interest income from affiliates	—	2
Dividend income from non-affiliates	— (a)	—
Dividend income from affiliates	220	2,171

Total investment income	14,680	41,196

EXPENSES:
Investment advisory fees	1,086	3,725
Administration fees	290	1,984
Distribution fees:
Class A	329	59
Class C	207	—
Service fees:
Class A	329	59
Class C	69	—
Class I	450	6,148
Custodian and accounting fees	111	152
Interest expense to affiliates	— (a)	1
Professional fees	87	78
Trustees’ and Chief Compliance Officer’s fees	29	33
Printing and mailing costs	16	58
Registration and filing fees	74	535
Transfer agency fees (See Note 2.J.)	17	18
Other	80	54

Total expenses	3,174	12,904

Less fees waived	(1,061)	(6,834)
Less expense reimbursements	—	(23)

Net expenses	2,113	6,047

Net investment income (loss)	12,567	35,149

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(1,698)	(276)
Investments in affiliates	— (a)	(4)
Futures contracts	(162)	—

Net realized gain (loss)	(1,860)	(280)

Distributions of capital gains received from investment company non-affiliates	8	—
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	510	5,321
Futures contracts	45	—

Change in net unrealized appreciation/depreciation	555	5,321

Net realized/unrealized gains (losses)	(1,297)	5,041

Change in net assets resulting from operations	$11,270	$40,190

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	101

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan High Yield Municipal Fund (formerly known as JPMorgan Tax Aware High Income Fund)		JPMorgan Municipal Income Fund
	Year Ended February 28, 2019	Year Ended February 28, 2018	Year Ended February 28, 2019	Year Ended February 28, 2018
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$4,042	$2,536	$4,845	$6,387
Net realized gain (loss)	248	(268)	17	2,097
Change in net unrealized appreciation/depreciation	1,124	(245)	1,465	(4,584)

Change in net assets resulting from operations	5,414	2,023	6,327	3,900

DISTRIBUTIONS TO SHAREHOLDERS: (a)
Class A	(1,161)	(912)	(1,687)	(2,135)
Class C	(485)	(411)	(306)	(404)
Class I	(2,376)	(1,253)	(2,044)	(4,509)
Class R6 (b)	(4)	—	(1,817)	(1,087)

Total distributions to shareholders	(4,026)	(2,576)	(5,854)	(8,135)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	52,086	5,568	(19,210)	(49,281)

NET ASSETS:
Change in net assets	53,474	5,015	(18,737)	(53,516)
Beginning of period	105,020	100,005	217,295	270,811

End of period	$158,494	$105,020	$198,558	$217,295

(a)

The prior period distributions have been reclassified to conform to current period presentation for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 9. Prior period balances were as follows:

	JPMorgan High Yield Municipal Fund	JPMorgan Municipal Income Fund
Class A
From net investment income	$(912)	$(1,664)
From net realized gains	—	(471)
Class C
From net investment income	(411)	(293)
From net realized gains	—	(111)
Class I
From net investment income	(1,253)	(3,943)
From net realized gains	—	(566)
Class R6 (b)
From net investment income	—	(494)
From net realized gains	—	(593)

(b)	Commencement of offering of class of shares effective November 1, 2018 for JPMorgan High Yield Municipal Fund and November 6, 2017 for JPMorgan Municipal Income Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

102	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2019

	JPMorgan Short-Intermediate Municipal Bond Fund		JPMorgan Tax Free Bond Fund
	Year Ended February 28, 2019	Year Ended February 28, 2018	Year Ended February 28, 2019	Year Ended February 28, 2018
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$31,530	$35,300	$12,567	$10,704
Net realized gain (loss)	(4,496)	(2,785)	(1,860)	(95)
Distributions of capital gains received from investment company non-affiliates	—	—	8	—
Change in net unrealized appreciation/depreciation	18,414	(12,921)	555	(3,101)

Change in net assets resulting from operations	45,448	19,594	11,270	7,508

DISTRIBUTIONS TO SHAREHOLDERS: (a)
Class A	(498)	(348)	(4,427)	(4,552)
Class C	(53)	(56)	(780)	(779)
Class I	(27,873)	(34,696)	(6,496)	(5,375)
Class R6 (b)	(3,081)	—	(871)	—
Select Class (c)	—	(171)	—	—

Total distributions to shareholders	(31,505)	(35,271)	(12,574)	(10,706)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(255,405)	(340,775)	67,878	(3,172)

NET ASSETS:
Change in net assets	(241,462)	(356,452)	66,574	(6,370)
Beginning of period	1,719,586	2,076,038	316,025	322,395

End of period	$1,478,124	$1,719,586	$382,599	$316,025

(a)

The prior period distributions have been reclassified to conform to current period presentation for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 9. Prior period balances were as follows:

	JPMorgan Short-Intermediate Municipal Bond Fund	JPMorgan Tax Free Bond Fund
Class A
From net investment income	$(348)	$(4,552)
Class C
From net investment income	(56)	(779)
Class I
From net investment income	(34,696)	(5,375)
Select Class (c)
From net investment income	(171)	—

(b)	Commencement of offering of class of shares effective October 1, 2018.
(c)

All remaining Select Class Shares converted into Institutional Class Shares and the Institutional Class Shares were then renamed to Class I Shares on April 3, 2017. Additionally, on April 3, 2017, Select Class Shares were no longer offered.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	103

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Ultra-Short Municipal Fund
	Year Ended February 28, 2019	Year Ended February 28, 2018
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$35,149	$10,258
Net realized gain (loss)	(280)	(57)
Change in net unrealized appreciation/depreciation	5,321	(3,044)

Change in net assets resulting from operations	40,190	7,157

DISTRIBUTIONS TO SHAREHOLDERS: (a)
Class A	(289)	(8)
Class I	(34,837)	(10,137)

Total distributions to shareholders	(35,126)	(10,145)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	1,018,313	2,035,882

NET ASSETS:
Change in net assets	1,023,377	2,032,894
Beginning of period	2,065,069	32,175

End of period	$3,088,446	$2,065,069

(a)

The prior period distributions have been reclassified to conform to current period presentation for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 9. Prior period balances were as follows:

JPMorgan Ultra-Short Municipal Fund
Class A
From net investment income	$(8)
Class I
From net investment income	(10,137)

SEE NOTES TO FINANCIAL STATEMENTS.

104	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2019

	JPMorgan High Yield Municipal Fund (formerly known as JPMorgan Tax Aware High Income Fund)		JPMorgan Municipal Income Fund
	Year Ended February 28, 2019	Year Ended February 28, 2018	Year Ended February 28, 2019	Year Ended February 28, 2018
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$20,871	$10,087	$12,450	$22,238
Distributions reinvested	1,119	879	1,650	2,094
Cost of shares redeemed	(13,888)	(19,315)	(20,462)	(33,567)

Change in net assets resulting from Class A capital transactions	$8,102	$(8,349)	$(6,362)	$(9,235)

Class C
Proceeds from shares issued	$3,949	$1,868	$1,885	$5,107
Distributions reinvested	453	381	282	362
Cost of shares redeemed	(5,304)	(4,386)	(4,495)	(7,178)

Change in net assets resulting from Class C capital transactions	$(902)	$(2,137)	$(2,328)	$(1,709)

Class I
Proceeds from shares issued	$73,404	$29,022	$27,767	$42,887
Distributions reinvested	2,340	1,075	1,985	1,807
Cost of shares redeemed	(32,194)	(14,043)	(26,769)	(149,658)

Change in net assets resulting from Class I capital transactions	$43,550	$16,054	$2,983	$(104,964)

Class R6 (a)
Proceeds from shares issued	$1,359	$—	$29,141	$90,639
Distributions reinvested	4	—	1,807	1,086
Cost of shares redeemed	(27)	—	(44,451)	(25,098)

Change in net assets resulting from Class R6 capital transactions	$1,336	$—	$(13,503)	$66,627

Total change in net assets resulting from capital transactions	$52,086	$5,568	$(19,210)	$(49,281)

(a)	Commencement of offering of class of shares effective November 1, 2018 for JPMorgan High Yield Municipal Fund and November 6, 2017 for JPMorgan Municipal Income Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	105

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan High Yield Municipal Fund (formerly known as JPMorgan Tax Aware High Income Fund)		JPMorgan Municipal Income Fund
	Year Ended February 28, 2019	Year Ended February 28, 2018	Year Ended February 28, 2019	Year Ended February 28, 2018
SHARE TRANSACTIONS:
Class A
Issued	1,939	924	1,312	2,271
Reinvested	104	81	174	215
Redeemed	(1,291)	(1,785)	(2,157)	(3,430)

Change in Class A Shares	752	(780)	(671)	(944)

Class C
Issued	367	170	201	526
Reinvested	42	35	30	38
Redeemed	(493)	(402)	(480)	(742)

Change in Class C Shares	(84)	(197)	(249)	(178)

Class I
Issued	6,812	2,664	2,949	4,427
Reinvested	218	98	211	188
Redeemed	(2,991)	(1,286)	(2,843)	(15,458)

Change in Class I Shares	4,039	1,476	317	(10,843)

Class R6 (a)
Issued	125	—	3,084	9,369
Reinvested	— (b)	—	193	113
Redeemed	(2)	—	(4,719)	(2,630)

Change in Class R6 Shares	123	—	(1,442)	6,852

(a)	Commencement of offering of class of shares effective November 1, 2018 for JPMorgan High Yield Municipal Fund and November 6, 2017 for JPMorgan Municipal Income Fund.
(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

106	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2019

	JPMorgan Short-Intermediate Municipal Bond Fund		JPMorgan Tax Free Bond Fund
	Year Ended February 28, 2019	Year Ended February 28, 2018	Year Ended February 28, 2019	Year Ended February 28, 2018
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$12,978	$10,656	$27,996	$31,215
Net assets acquired in Fund reorganization (See Note 8)	—	—	21,528	—
Distributions reinvested	493	344	4,255	4,375
Cost of shares redeemed	(12,624)	(8,869)	(50,846)	(52,729)

Change in net assets resulting from Class A capital transactions	$847	$2,131	$2,933	$(17,139)

Class C
Proceeds from shares issued	$837	$861	$3,406	$3,952
Net assets acquired in Fund reorganization (See Note 8)	—	—	6,298	—
Distributions reinvested	45	49	757	770
Cost of shares redeemed	(2,741)	(8,514)	(7,789)	(11,395)

Change in net assets resulting from Class C capital transactions	$(1,859)	$(7,604)	$2,672	$(6,673)

Class I
Proceeds from shares issued	$506,582	$1,080,724	$75,091	$59,833
Net assets acquired in Fund reorganization (See Note 8)	—	—	76,798	—
Distributions reinvested	27,411	16,842	6,079	3,871
Cost of shares redeemed	(1,650,500)	(1,429,300)	(181,002)	(43,064)
Conversion from Select Class Shares	—	140,758	—	—

Change in net assets resulting from Class I capital transactions	$(1,116,507)	$(190,976)	$(23,034)	$20,640

Class R6 (a)
Proceeds from shares issued	$940,450	$—	$95,064	$—
Distributions reinvested	3,081	—	871	—
Cost of shares redeemed	(81,417)	—	(10,628)	—

Change in net assets resulting from Class R6 capital transactions	$862,114	$—	$85,307	$—

Select Class (b)
Proceeds from shares issued	$—	$1,645	$—	$—
Distributions reinvested	—	28	—	—
Cost of shares redeemed	—	(5,241)	—	—
Conversion to Class I Shares	—	(140,758)	—	—

Change in net assets resulting from Select Class capital transactions	$—	$(144,326)	$—	$—

Total change in net assets resulting from capital transactions	$(255,405)	$(340,775)	$67,878	$(3,172)

(a)	Commencement of offering of class of shares effective October 1, 2018.
(b)

All remaining Select Class Shares converted into Institutional Class Shares and the Institutional Class Shares were then renamed to Class I Shares on April 3, 2017. Additionally, on April 3, 2017, Select Class Shares were no longer offered.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	107

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Short-Intermediate Municipal Bond Fund		JPMorgan Tax Free Bond Fund
	Year Ended February 28, 2019	Year Ended February 28, 2018	Year Ended February 28, 2019	Year Ended February 28, 2018
SHARE TRANSACTIONS:
Class A
Issued	1,248	1,013	2,382	2,587
Shares issued in connection with Fund reorganization (See Note 8)	—	—	1,824	—
Reinvested	48	33	363	365
Redeemed	(1,215)	(844)	(4,325)	(4,402)

Change in Class A Shares	81	202	244	(1,450)

Class C
Issued	81	81	293	331
Shares issued in connection with Fund reorganization (See Note 8)	—	—	538	—
Reinvested	4	4	65	65
Redeemed	(262)	(801)	(670)	(957)

Change in Class C Shares	(177)	(716)	226	(561)

Class I
Issued	48,416	102,244	6,441	5,004
Shares issued in connection with Fund reorganization (See Note 8)	—	—	6,534	—
Reinvested	2,627	1,599	520	324
Redeemed	(157,651)	(135,480)	(15,581)	(3,597)
Conversion from Select Class Shares	—	13,367	—	—

Change in Class I Shares	(106,608)	(18,270)	(2,086)	1,731

Class R6 (a)
Issued	89,640	—	8,243	—
Reinvested	293	—	75	—
Redeemed	(7,748)	—	(912)	—

Change in Class R6 Shares	82,185	—	7,406	—

Select Class (b)
Issued	—	152	—	—
Reinvested	—	3	—	—
Redeemed	—	(500)	—	—
Conversion to Class I Shares	—	(13,393)	—	—

Change in Select Class Shares	—	(13,738)	—	—

(a)	Commencement of offering of class of shares effective October 1, 2018.
(b)	Select Class Shares of JPMorgan Short-Intermediate Municipal Bond Fund had no assets from the close of business on April 3, 2017.

SEE NOTES TO FINANCIAL STATEMENTS.

108	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2019

	JPMorgan Ultra-Short Municipal Fund
	Year Ended February 28, 2019	Year Ended February 28, 2018
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$167,723	$2,427
Distributions reinvested	289	8
Cost of shares redeemed	(101,733)	(2,179)

Change in net assets resulting from Class A capital transactions	$66,279	$256

Class I
Proceeds from shares issued	$2,716,009	$3,119,503
Distributions reinvested	34,620	5,769
Cost of shares redeemed	(1,798,595)	(1,089,646)

Change in net assets resulting from Class I capital transactions	$952,034	$2,035,626

Total change in net assets resulting from capital transactions	$1,018,313	$2,035,882

SHARE TRANSACTIONS:
Class A
Issued	16,758	242
Reinvested	29	1
Redeemed	(10,156)	(218)

Change in Class A Shares	6,631	25

Class I
Issued	271,523	311,420
Reinvested	3,462	577
Redeemed	(179,780)	(108,793)

Change in Class I Shares	95,205	203,204

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	109

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan High Yield Municipal Fund (formerly known as JPMorgan Tax Aware High Income Fund)
Class A
Year Ended February 28, 2019	$10.78	$0.36	$0.09	$0.45	$(0.35)
Year Ended February 28, 2018	10.82	0.28	(0.04)	0.24	(0.28)
Year Ended February 28, 2017	10.99	0.29	(0.17)	0.12	(0.29)
Year Ended February 29, 2016	11.03	0.29	(0.04)	0.25	(0.29)
Year Ended February 28, 2015	10.78	0.28	0.24	0.52	(0.27)

Class C
Year Ended February 28, 2019	10.76	0.30	0.09	0.39	(0.30)
Year Ended February 28, 2018	10.80	0.22	(0.03)	0.19	(0.23)
Year Ended February 28, 2017	10.97	0.23	(0.17)	0.06	(0.23)
Year Ended February 29, 2016	11.01	0.23	(0.03)	0.20	(0.24)
Year Ended February 28, 2015	10.76	0.22	0.25	0.47	(0.22)

Class I
Year Ended February 28, 2019	10.78	0.37	0.08	0.45	(0.36)
Year Ended February 28, 2018	10.82	0.29	(0.03)	0.26	(0.30)
Year Ended February 28, 2017	10.99	0.30	(0.17)	0.13	(0.30)
Year Ended February 29, 2016	11.03	0.30	(0.04)	0.26	(0.30)
Year Ended February 28, 2015	10.78	0.29	0.24	0.53	(0.28)

Class R6
November 1, 2018 (f) through February 28, 2019	10.53	0.14	0.33	0.47	(0.13)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

110	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$10.88	4.28%	$43,565	0.64%	3.32%	1.22%	130%
10.78	2.25	35,071	0.64	2.56	1.20	17
10.82	1.07	43,639	0.64	2.59	1.23	16
10.99	2.32	48,716	0.65	2.61	1.18	19
11.03	4.89	47,319	0.65	2.53	1.22	10

10.85	3.67	17,929	1.14	2.82	1.71	130
10.76	1.74	18,675	1.14	2.06	1.70	17
10.80	0.58	20,864	1.14	2.09	1.73	16
10.97	1.80	24,452	1.15	2.11	1.70	19
11.01	4.36	23,002	1.15	2.03	1.72	10

10.87	4.29	95,662	0.54	3.45	0.97	130
10.78	2.36	51,274	0.54	2.66	0.95	17
10.82	1.17	35,502	0.54	2.68	0.97	16
10.99	2.42	47,524	0.55	2.71	0.93	19
11.03	4.99	51,738	0.55	2.63	0.97	10

10.87	4.46	1,338	0.39	4.09	1.23	130

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	111

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Municipal Income Fund
Class A
Year Ended February 28, 2019	$9.52	$0.21		$0.08	$0.29	$(0.21)	$(0.05)	$(0.26)
Year Ended February 28, 2018	9.70	0.23	(f)	(0.11)	0.12	(0.23)	(0.07)	(0.30)
Year Ended February 28, 2017	10.10	0.24		(0.28)	(0.04)	(0.24)	(0.12)	(0.36)
Year Ended February 29, 2016	10.11	0.25		0.08	0.33	(0.26)	(0.08)	(0.34)
Year Ended February 28, 2015	9.98	0.27		0.18	0.45	(0.27)	(0.05)	(0.32)

Class C
Year Ended February 28, 2019	9.42	0.16		0.08	0.24	(0.16)	(0.05)	(0.21)
Year Ended February 28, 2018	9.61	0.17	(f)	(0.12)	0.05	(0.17)	(0.07)	(0.24)
Year Ended February 28, 2017	10.00	0.18		(0.26)	(0.08)	(0.19)	(0.12)	(0.31)
Year Ended February 29, 2016	10.02	0.19		0.07	0.26	(0.20)	(0.08)	(0.28)
Year Ended February 28, 2015	9.90	0.21		0.17	0.38	(0.21)	(0.05)	(0.26)

Class I
Year Ended February 28, 2019	9.45	0.24		0.08	0.32	(0.24)	(0.05)	(0.29)
Year Ended February 28, 2018	9.63	0.25	(f)	(0.11)	0.14	(0.25)	(0.07)	(0.32)
Year Ended February 28, 2017	10.03	0.26		(0.27)	(0.01)	(0.27)	(0.12)	(0.39)
Year Ended February 29, 2016	10.04	0.28		0.07	0.35	(0.28)	(0.08)	(0.36)
Year Ended February 28, 2015	9.92	0.29		0.17	0.46	(0.29)	(0.05)	(0.34)

Class R6
Year Ended February 28, 2019	9.45	0.25		0.08	0.33	(0.25)	(0.05)	(0.30)
November 6, 2017 (g) through February 28, 2018	9.74	0.08	(f)	(0.21)	(0.13)	(0.09)	(0.07)	(0.16)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

112	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (including imputed interest) (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits (including imputed interest)	Portfolio turnover rate (c)

$9.55	3.15%	$60,078	0.70%	2.26%		1.01%	13%
9.52	1.16	66,258	0.69	2.33	(f)	1.01	21
9.70	(0.40)	76,684	0.77	2.39		1.00	15
10.10	3.26	73,120	0.82	2.52		0.97	22
10.11	4.47	68,003	0.86	2.65		0.97	9

9.45	2.61	12,833	1.25	1.71		1.51	13
9.42	0.51	15,138	1.24	1.78	(f)	1.51	21
9.61	(0.87)	17,137	1.34	1.83		1.50	15
10.00	2.61	15,950	1.39	1.95		1.48	22
10.02	3.81	14,462	1.44	2.07		1.47	9

9.48	3.43	74,386	0.45	2.51		0.76	13
9.45	1.42	71,161	0.44	2.57	(f)	0.74	21
9.63	(0.16)	176,990	0.53	2.64		0.72	15
10.03	3.56	245,864	0.57	2.77		0.70	22
10.04	4.66	255,153	0.61	2.91		0.71	9

9.48	3.54	51,261	0.35	2.61		0.50	13
9.45	(1.42)	64,738	0.34	2.67	(f)	0.57	21

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	113

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Short-Intermediate Municipal Bond Fund
Class A
Year Ended February 28, 2019	$10.39	$0.16	$0.10	$0.26	$(0.16)	$—	$(0.16)
Year Ended February 28, 2018	10.48	0.12	(0.09)	0.03	(0.12)	—	(0.12)
Year Ended February 28, 2017	10.71	0.10	(0.17)	(0.07)	(0.10)	(0.06)	(0.16)
Year Ended February 29, 2016	10.62	0.08	0.09	0.17	(0.08)	—	(0.08)
Year Ended February 28, 2015	10.61	0.06	0.01	0.07	(0.06)	—	(0.06)

Class C
Year Ended February 28, 2019	10.48	0.11	0.11	0.22	(0.11)	—	(0.11)
Year Ended February 28, 2018	10.56	0.06	(0.08)	(0.02)	(0.06)	—	(0.06)
Year Ended February 28, 2017	10.80	0.04	(0.17)	(0.13)	(0.05)	(0.06)	(0.11)
Year Ended February 29, 2016	10.70	0.02	0.10	0.12	(0.02)	—	(0.02)
Year Ended February 28, 2015	10.69	0.01	— (f)	0.01	— (f)	—	— (f)

Class I
Year Ended February 28, 2019	10.44	0.21	0.11	0.32	(0.21)	—	(0.21)
Year Ended February 28, 2018	10.53	0.16	(0.09)	0.07	(0.16)	—	(0.16)
Year Ended February 28, 2017	10.76	0.15	(0.17)	(0.02)	(0.15)	(0.06)	(0.21)
Year Ended February 29, 2016	10.67	0.13	0.09	0.22	(0.13)	—	(0.13)
Year Ended February 28, 2015	10.66	0.11	0.01	0.12	(0.11)	—	(0.11)

Class R6
October 1, 2018 (g) through February 28, 2019	10.39	0.09	0.15	0.24	(0.09)	—	(0.09)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

114	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$10.49	2.55%	$33,554	0.70%	1.54%	0.86%	42%
10.39	0.26	32,373	0.69	1.10	0.86	73
10.48	(0.69)	30,535	0.73	0.91	0.88	31
10.71	1.58	38,345	0.75	0.71	0.87	39
10.62	0.64	40,468	0.74	0.55	0.87	53

10.59	2.10	4,590	1.20	1.03	1.38	42
10.48	(0.19)	6,406	1.19	0.56	1.37	73
10.56	(1.27)	14,013	1.23	0.41	1.40	31
10.80	1.14	17,709	1.25	0.21	1.40	39
10.70	0.13	18,082	1.24	0.05	1.38	53

10.55	3.09	573,350	0.25	1.97	0.61	42
10.44	0.70	1,680,807	0.24	1.53	0.60	73
10.53	(0.20)	1,887,149	0.25	1.40	0.48	31
10.76	2.09	2,453,419	0.25	1.21	0.47	39
10.67	1.13	2,857,462	0.24	1.05	0.47	53

10.54	2.31	866,630	0.19	2.19	0.37	42

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	115

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations		Net investment income	Net realized gain	Total distributions
JPMorgan Tax Free Bond Fund
Class A
Year Ended February 28, 2019	$11.82	$0.40	$(0.05)	$0.35		$(0.40)	$—	$(0.40)
Year Ended February 28, 2018	11.93	0.39	(0.11)	0.28		(0.39)	—	(0.39)
Year Ended February 28, 2017	12.57	0.40	(0.40)	—	(f)	(0.39)	(0.25)	(0.64)
Year Ended February 29, 2016	12.70	0.45	(0.01)	0.44		(0.47)	(0.10)	(0.57)
Year Ended February 28, 2015	12.41	0.44	0.39	0.83		(0.44)	(0.10)	(0.54)

Class C
Year Ended February 28, 2019	11.72	0.33	(0.05)	0.28		(0.33)	—	(0.33)
Year Ended February 28, 2018	11.84	0.32	(0.12)	0.20		(0.32)	—	(0.32)
Year Ended February 28, 2017	12.48	0.31	(0.39)	(0.08)		(0.31)	(0.25)	(0.56)
Year Ended February 29, 2016	12.60	0.37	(0.01)	0.36		(0.38)	(0.10)	(0.48)
Year Ended February 28, 2015	12.33	0.35	0.38	0.73		(0.36)	(0.10)	(0.46)

Class I
Year Ended February 28, 2019	11.77	0.42	(0.05)	0.37		(0.42)	—	(0.42)
Year Ended February 28, 2018	11.88	0.42	(0.11)	0.31		(0.42)	—	(0.42)
Year Ended February 28, 2017	12.53	0.42	(0.40)	0.02		(0.42)	(0.25)	(0.67)
Year Ended February 29, 2016	12.65	0.47	— (f)	0.47		(0.49)	(0.10)	(0.59)
Year Ended February 28, 2015	12.37	0.46	0.38	0.84		(0.46)	(0.10)	(0.56)

Class R6
October 1, 2018 (g) through February 28, 2019	11.61	0.17	0.11	0.28		(0.17)	—	(0.17)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

116	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$11.77	3.00%	$132,813	0.67%	3.40%	1.00%	53%
11.82	2.36	130,462	0.66	3.27	0.98	39
11.93	(0.03)	148,987	0.66	3.16	1.00	73
12.57	3.53	152,207	0.67	3.62	0.97	94
12.70	6.83	166,359	0.74	3.49	0.98	90

11.67	2.43	27,701	1.25	2.81	1.49	53
11.72	1.70	25,172	1.24	2.69	1.48	39
11.84	(0.66)	32,052	1.31	2.50	1.50	73
12.48	2.92	26,715	1.36	2.93	1.47	94
12.60	5.99	27,579	1.43	2.81	1.48	90

11.72	3.24	135,295	0.45	3.61	0.74	53
11.77	2.60	160,391	0.44	3.49	0.72	39
11.88	0.09	141,356	0.47	3.34	0.74	73
12.53	3.82	126,091	0.50	3.79	0.71	94
12.65	6.95	149,102	0.57	3.67	0.72	90

11.72	2.44	86,790	0.40	3.61	0.51	53

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	117

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
					Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan Ultra-Short Municipal Fund
Class A
Year Ended February 28, 2019	$10.01	$0.13	$— (f)	$0.13	$(0.11)
Year Ended February 28, 2018	10.02	0.07	(0.02)	0.05	(0.06)
May 31, 2016 (h) through February 28, 2017	10.00	0.06	(0.01)	0.05	(0.03)

Class I
Year Ended February 28, 2019	10.00	0.14	0.02	0.16	(0.14)
Year Ended February 28, 2018	10.02	0.09	(0.03)	0.06	(0.08)
May 31, 2016 (h) through February 28, 2017	10.00	0.06	— (f)	0.06	(0.04)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended February 28, 2018 and for the period ended February 28, 2017.
(h)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

118	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (c)

$10.03	1.33%	$67,256	0.44%		1.32%		0.77%		50%
10.01	0.47	772	0.44	(g)	0.67	(g)	0.85	(g)	71
10.02	0.52	519	0.44	(g)	0.81	(g)	2.56	(g)	80

10.02	1.60	3,021,190	0.24		1.42		0.52		50
10.00	0.63	2,064,297	0.24	(g)	0.90	(g)	0.56	(g)	71
10.02	0.65	31,656	0.27	(g)	0.74	(g)	2.00	(g)	80

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	119

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2019

1. Organization

JPMorgan Trust I (“JPM I”), JPMorgan Trust II (“JPM II”) and JPMorgan Trust IV (“JPM IV”) (collectively, the “Trusts”) were formed on November 12, 2004 and November 11, 2015, respectively, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and November 11, 2015, respectively, and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 5 separate funds of the Trusts (each, a “Fund” and collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
JPMorgan High Yield Municipal Fund*	Class A, Class C, Class I and Class R6**	JPM I	Diversified
JPMorgan Municipal Income Fund	Class A, Class C, Class I and Class R6**	JPM II	Diversified
JPMorgan Short-Intermediate Municipal Bond Fund	Class A, Class C, Class I*** and R6****	JPM II	Diversified
JPMorgan Tax Free Bond Fund	Class A, Class C, Class I and R6****	JPM II	Diversified
JPMorgan Ultra-Short Municipal Fund	Class A and Class I	JPM IV	Diversified

*	Effective November 1, 2018, JPMorgan Tax Aware High Income Fund changed its name to JPMorgan High Yield Municipal Fund.
**	Class R6 Shares commenced operations on November 1, 2018 and November 6, 2017 for JPMorgan High Yield Municipal Fund and JPMorgan Municipal Income Fund, respectively.
***

On April 3, 2017, Select Class Shares of the JPMorgan Short-Intermediate Municipal Bond Fund were converted into Institutional Class Shares of the Fund and the Institutional Class Shares were then renamed Class I Shares. Additionally, on April 3, 2017, Select Class Shares were no longer offered.

****	Class R6 Shares commenced operations on October 1, 2018 for JPMorgan Short-Intermediate Municipal Bond Fund and JPMorgan Tax Free Bond Fund.

The investment objective of JPMorgan High Yield Municipal Fund (“High Yield Municipal Fund”) is to seek a high level of current income exempt from federal income taxes.

The investment objective of JPMorgan Municipal Income Fund (“Municipal Income Fund”) is to seek current income exempt from federal income taxes.

The investment objective of JPMorgan Short-Intermediate Municipal Bond Fund (“Short-Intermediate Bond Fund”), JPMorgan Tax Free Bond Fund (“Tax Free Bond Fund”) and JPMorgan Ultra-Short Municipal Fund (“Ultra-Short Municipal Fund”) is to seek as high a level of current income exempt from federal income tax as is consistent with relative stability of principal.

Tax Free Bond Fund acquired all the assets and liabilities of the JPMorgan Tax Aware Income Opportunities Fund (“Tax Aware Income Opportunities Fund”) in a reorganization on May 4, 2018. Please refer to Note 8 discussing the merger.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectuses. Beginning on November 14, 2017, Class C Shares automatically convert to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan, acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, thus, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Boards of Trustees (the “Boards”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Boards.

120	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2019

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Boards with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Boards. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Boards.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Boards. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Investments in open-end investment companies, including J.P. Morgan Funds, (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures contracts are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

FEBRUARY 28, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	121

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2019 (continued)

The following tables represent each valuation input by municipal sector as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

High Yield Municipal Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks	$—	$—	$19		$19
Debt Securities
Municipal Bonds	—	145,011	—		145,011
Loan Assignments	—	1,446	—		1,446
Short-Term Investment
Investment Companies	12,206	—	—		12,206

Total Investments in Securities	$12,206	$146,457	$19		$158,682

Municipal Income Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Debt Securities
Municipal Bonds
Oklahoma
Housing	$—	$423	$—		$423
Other Revenue	—	—	14		14

Total Oklahoma	—	423	14		437

Other Municipal Bonds	—	192,047	—		192,047

Total Municipal Bonds	—	192,470	14		192,484

Short-Term Investment
Investment Companies	14,034	—	—		14,034

Total Investments in Securities	$14,034	$192,470	$14		$206,518

Short-Intermediate Municipal Bond Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (a)	$47,778	$1,461,489	$—		$1,509,267

Tax Free Bond Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Debt Securities
Municipal Bonds	$—	$373,195	$—		$373,195
Warrants
Road & Rail	—	—	—	(b)	—	(b)
Short-Term Investments
Investment Companies	7,778	—	—		7,778

Total Investments in Securities	$7,778	$373,195	$—		$380,973

Appreciation in Other Financial Instruments
Futures Contracts	$33	$—	$—		$33

122	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2019

Ultra-Short Municipal Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$106,738	$3,037,143	$—	$3,143,881

(a)

All portfolio holdings designated as level 1 and level 2 are disclosed individually on the SOIs. Level 1 consists of a money market mutual fund that is held for daily investments of cash. Please refer to the SOIs for industry specifics of portfolio holdings.

(b)	Value is zero.

There were no transfers into and out of level 3 for the year ended February 28, 2019 for the Funds.

B. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net asset value of the Fund.

As of February 28, 2019, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A under the Securities Act.

C. Loan Assignments — The Funds may invest in debt instruments that are interests in amounts owed to lenders or lending syndicates (a “Lender”) by corporate, governmental or other borrowers (a “Borrower”). A loan is often administered by a bank or other financial institution (the “Agent”) that acts as agent for all holders. The Agent administers the terms of the loan, as specified in the loan agreement. The funds invest in loan assignments of all or a portion of the loans. When a fund purchases a loan assignment, the fund has direct rights against the Borrower on a loan, provided, however, the fund’s rights may be more limited than the Lender from which they acquired the assignment and the funds may be able to enforce their rights only through the Agent. As a result, a fund assumes the credit risk of the Borrower as well as any other persons interpositioned between the fund and the Borrower (“Intermediate Participants”). A fund may incur certain costs and delays in realizing payment on a loan assignment or suffer a loss of principal and/or interest if assets or interests held by the Agent or other Intermediate Participants are determined to be subject to the claims of the Agent’s or other Intermediate Participant’s creditors. In addition, it is unclear whether loan assignments and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. Also, because JPMIM may wish to invest in publicly traded securities of a Borrower, it may not have access to material non-public information regarding the Borrower to which other investors have access. Although certain loan assignments are secured by collateral, a fund could experience delays or limitations in realizing the value on such collateral or have its interest subordinated to other indebtedness of the Borrower. Loan assignments are vulnerable to market conditions such that economic conditions or other events may reduce the demand for assignments and certain assignments which were liquid, when purchased, may become illiquid and they may be difficult to value. In addition, the settlement period for loans is uncertain as there is no standardized settlement schedule applicable to such investments. Therefore, a fund may not receive the proceeds from a sale of such investments for a period after the sale.

D. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the Statements of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on a Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.

E. When-Issued Securities, Delayed Delivery Securities and Forward Commitments —The Funds purchased when-issued securities, including To Be Announced (“TBA”) securities, and entered into contracts to purchase or sell securities for a fixed price that may be settled a month or more after the trade date, or purchased delayed delivery securities which generally settle seven days after the trade date. When-issued securities are securities that have been authorized, but not issued in the market. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date that may be settled a month or more after the trade date. A delayed delivery security is agreed upon in advance between the buyer and the seller of the security and is generally delivered beyond seven days of the agreed upon date. The purchase of securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the security to be purchased declines before settlement date. The sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase

FEBRUARY 28, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	123

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2019 (continued)

before the settlement date. The Funds may be exposed to credit risk if the counterparty fails to perform under the terms of the transaction. Interest income for securities purchased on a when-issued, delayed delivery or forward commitment basis is not accrued until settlement date.

The Funds had when-issued securities, forward commitments or delayed delivery securities outstanding as of February 28, 2019, which are shown as a Receivable for Investment securities sold — delayed delivery securities and Payable for Investment securities purchased — delayed delivery securities, respectively, on the Statements of Assets and Liabilities. The values of these securities held at February 28, 2019 are detailed on the SOIs.

The Funds did not have TBA purchase commitments outstanding as of February 28, 2019.

F. Futures Contracts — Tax Free Bond Fund used treasury and interest rate futures contracts to manage and hedge interest rate risk associated with portfolio investments. The Fund also used futures contracts to lengthen or shorten the duration of the overall investment portfolio.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOI, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Fund to interest rate risk. The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Fund’s futures contracts activity during the year ended February 28, 2019 (amounts in thousands):

Tax Free Bond Fund
Futures Contracts-Interest:
Average Notional Balance Short	$8,237
Ending Notional Balance Short	17,561

The Fund’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

G. Securities Lending — Effective October 5, 2018, the Funds became authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in an affiliated money market fund. The Funds retain loan fees and the interest on cash collateral investments but are required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of Collateral Investments are disclosed on the SOIs.

124	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2019

The Funds bear the risk of loss associated with the Collateral Investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the Collateral Investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the Collateral Investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

The Funds did not lend out any securities during the period October 5, 2018 through February 28, 2019.

H. Investment Transactions with Affiliates — The Funds invested in Underlying Funds which are advised by the Adviser or its affiliates. An issuer which is under common control with the Funds may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the table below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the table below. Included in the purchases and sales amounts in the tables below are exchanges between certain share classes of the Underlying Funds. Such exchanges are not treated as purchases and sales for the purpose of recognizing realized gains (losses) or portfolio turnover. Amounts in the tables below are in thousands.

High Yield Municipal Fund

For the year ended February 28, 2019
Security Description	Value at February 28, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at February 28, 2019	Shares at February 28, 2019	Dividend Income	Capital Gain Distributions
JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 1.57% (a)(b)	$—	$88,152	$75,946	$—	(c)	$—	$12,206	12,206	$70	$—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares (a)	5,827	56,208	62,035	—		—	—	—	31	—

Total	$5,827	$144,360	$137,981	$—	(c)	$—	$12,206		$101	$—

Municipal Income Fund

	For the year ended February 28, 2019
Security Description	Value at February 28, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at February 28, 2019	Shares at February 28, 2019	Dividend Income	Capital Gain Distributions
JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 1.57% (a)(b)	$—	$64,612	$50,578	$—	(c)	$—	$14,034	14,034	$66	$—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares (a)	4,335	22,268	26,603	—		—	—	—	31	—

Total	$4,335	$86,880	$77,181	$—	(c)	$—	$14,034		$97	$—

Short-Intermediate Municipal Bond Fund

	For the year ended February 28, 2019
Security Description	Value at February 28, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at February 28, 2019	Shares at February 28, 2019	Dividend Income	Capital Gain Distributions
JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 1.57% (a)(b)	$—	$652,100	$604,322	$—	(c)	$—	$47,778	47,780	$792	$—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares (a)	11,128	169,164	180,292	—		—	—	—	87	—

Total	$11,128	$821,264	$784,614	$—	(c)	$—	$47,778		$879	$—

FEBRUARY 28, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	125

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2019 (continued)

Tax Free Bond Fund

	For the year ended February 28, 2019
Security Description	Value at February 28, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at February 28, 2019	Shares at February 28, 2019	Dividend Income	Capital Gain Distributions
JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 1.57% (a)(b)	$—	$139,551	$131,773	$—	(c)	$—	$7,778	7,778	$169	$—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares (a)	9,885	77,824	87,709	—		—	—	—	51	—

Total	$9,885	$217,375	$219,482	$—	(c)	$—	$7,778		$220	$—

Ultra-Short Municipal Fund

	For the year ended February 28, 2019
Security Description	Value at February 28, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at February 28, 2019	Shares at February 28, 2019	Dividend Income	Capital Gain Distributions
JPMorgan Institutional Tax Free Money Market Fund Class IM Shares,1.57% (a)(b)	$—	$1,785,536	$1,678,794	$(4)	$—	$106,738	106,738	$1,646	$—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares (a)	92,021	518,178	610,199	—	—	—	—	525	—

Total	$92,021	$2,303,714	$2,288,993	$(4)	$—	$106,738		$2,171	$—

(a)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of February 28, 2019.
(c)	Amount rounds to less than one thousand.

I. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

J. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

126	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2019

Transfer agency fees are class-specific expenses. The amount of transfer agency fees charged to each class of the Funds for the year ended February 28, 2019 are as follows (amounts in thousands):

	Class A	Class C	Class I	Class R6		Total
High Yield Municipal Fund
Transfer agency fees	$2	$2	$2	n/a		$6
Municipal Income Fund
Transfer agency fees	3	1	3	$1		8
Short-Intermediate Municipal Bond Fund
Transfer agency fees	1	1	15	—	(a)	17
Tax Free Bond Fund
Transfer agency fees	12	1	4	—	(a)	17
Ultra-Short Municipal Fund
Transfer agency fees	1	n/a	17	n/a		18

(a)	Amount rounds to less than one thousand.

K. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of February 28, 2019, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

L. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid monthly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income		Accumulated net realized gains (losses)
High Yield Municipal Fund	$—	$—	(a)	$—	(a)
Municipal Income Fund	—	—	(a)	—	(a)
Tax Free Bond Fund	4,430	(16)		(4,414)

(a)	Amount rounds to less than one thousand.

The reclassifications for the Funds relate primarily to debt modifications, merger transaction and redesignation of distributions.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to Investment Advisory Agreements, the Adviser supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

High Yield Municipal Fund	0.35%
Municipal Income Fund	0.30
Short-Intermediate Municipal Bond Fund	0.25
Tax Free Bond Fund	0.30
Ultra-Short Municipal Fund	0.15

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to Administration Agreements, the Administrator provides certain administration services to the Funds. In consideration of these services, effective January 1, 2019, the Administrator receives a fee accrued daily and paid monthly at an annual rate of

FEBRUARY 28, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	127

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2019 (continued)

0.075% of the first $10 billion of each Fund’s respective average daily net assets, plus 0.050% of each Fund’s respective average daily net assets between $10 billion and $20 billion, plus 0.025% of each Fund’s respective average daily net assets between $20 billion and $25 billion, plus 0.01% of each Fund’s respective average daily net assets in excess of $25 billion. Prior to January 1, 2019, the Administrator received a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended February 28, 2019, the effective rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMCB, a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Trusts’ principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Boards have adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. Class I Shares and Class R6 Shares do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

Class A	Class C
0.25%	0.75%

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended February 28, 2019, JPMDS retained the following (amounts in thousands):

	Front-End Sales Charge	CDSC
High Yield Municipal Fund	$7	$—
Municipal Income Fund	7	2
Short-Intermediate Municipal Bond Fund	1	—
Tax Free Bond Fund	11	—	(a)
Ultra-Short Municipal Fund	3	—

(a)	Amount rounds to less than one thousand.

D. Service Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to the shareholders. For performing these services, JPMDS receives a fee, except for Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class I
High Yield Municipal Fund	0.25%	0.25%	0.25%
Municipal Income Fund	0.25	0.25	0.25
Short-Intermediate Municipal Bond Fund	0.25	0.25	0.25
Tax Free Bond Fund	0.25	0.25	0.25
Ultra-Short Municipal Fund	0.25	n/a	0.25

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations. Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as

128	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2019

described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class R6
High Yield Municipal Fund*	0.65%	1.15%	0.55%	0.45%
Municipal Income Fund	0.70	1.25	0.45	0.35
Short-Intermediate Municipal Bond Fund	0.70	1.20	0.25	0.20	**
Tax Free Bond Fund	0.67	1.25	0.45	0.40	**
Ultra-Short Municipal Fund	0.45	n/a	0.25	n/a

*	The expense limitation agreement for each class of High Yield Municipal Fund was in effect for the year ended February 28, 2019 and is in place until at least October 31, 2019.
**	The expense limitation agreement was in effect for the year ended February 28, 2019 and is in place until at least September 30, 2019.

Except as noted above, the expense limitation agreements were in effect for the year ended February 28, 2019 and are in place until at least June 30, 2019.

For the year ended February 28, 2019, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursement
High Yield Municipal Fund	$312	$97	$127	$536	$52
Municipal Income Fund	199	114	211	524	3
Short-Intermediate Municipal Bond Fund	1,529	1,018	2,827	5,374	—
Tax Free Bond Fund	427	223	393	1,043	—
Ultra-Short Municipal Fund	3,725	1,983	916	6,624	23

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund, except for investments of securities lending cash collateral.

The amounts of these waivers/reimbursements resulting from investments in these money market funds for the year ended February 28, 2019 were as follows (amounts in thousands):

High Yield Municipal Fund	$9
Municipal Income Fund	8
Short-Intermediate Municipal Bond Fund	60
Tax Free Bond Fund	18
Ultra-Short Municipal Fund	210

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Boards appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended February 28, 2019, the Funds purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Funds may use related party broker-dealers. For the year ended February 28, 2019, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

FEBRUARY 28, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	129

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2019 (continued)

4. Investment Transactions

During the year ended February 28, 2019, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
High Yield Municipal Fund	$195,590	$148,157	$5,742	$5,733
Municipal Income Fund	24,291	41,376	—	—
Short-Intermediate Municipal Bond Fund	634,169	869,680	—	—
Tax Free Bond Fund	180,333	212,460	—	—
Ultra-Short Municipal Fund	2,074,037	1,035,805	—	—

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at February 28, 2019 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
High Yield Municipal Fund	$156,254	$3,162	$734	$2,428
Municipal Income Fund	202,991	4,547	1,020	3,527
Short-Intermediate Municipal Bond Fund	1,492,960	19,143	2,836	16,307
Tax Free Bond Fund	368,348	14,000	1,342	12,658
Ultra-Short Municipal Fund	3,141,564	4,900	2,583	2,317

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to mark to market of futures contracts and wash sale loss deferrals.

The tax character of distributions paid during the year ended February 28, 2019 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Tax Exempt Income	Total Distributions Paid
High Yield Municipal Fund	$431	$—	$3,595	$4,026
Municipal Income Fund	86	1,003	4,765	5,854
Short-Intermediate Municipal Bond Fund	830	—	30,675	31,505
Tax Free Bond Fund	188	—	12,386	12,574
Ultra-Short Municipal Fund	1,967	—	33,159	35,126

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the year ended February 28, 2018 was as follows (amounts in thousands):

	Ordinary Income*	Tax Exempt Income	Net Long-Term Capital Gains	Total Distributions Paid
High Yield Municipal Fund	$385	$2,191	$—	$2,576
Municipal Income Fund	63	6,331	1,741	8,135
Short-Intermediate Municipal Bond Fund	572	34,699	—	35,271
Tax Free Bond Fund	71	10,635	—	10,706
Ultra-Short Municipal Fund	506	9,639	—	10,145

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

130	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2019

As of February 28, 2019, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Tax Exempt Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
High Yield Municipal Fund	$22	$(417)	$2,428
Municipal Income Fund	17	—	3,527
Short-Intermediate Municipal Bond Fund	112	(15,546)	16,307
Tax Free Bond Fund	39	(7,714)	12,659
Ultra-Short Municipal Fund	159	(311)	2,317

For the Funds the cumulative timing differences primarily consist of post-October capital loss deferrals and trustee deferred compensation.

At February 28, 2019 the following Funds had net capital loss carryforwards as follows (amounts in thousands):

	Capital Loss Carryforward
	Short-Term	Long-Term
High Yield Municipal Fund	$164	$253
Short-Intermediate Municipal Bond Fund	14,453	1,093
Tax Free Bond Fund	4,382	3,332
Ultra-Short Municipal Fund	185	126

Net capital losses incurred after October 31 within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended February 28, 2019, the following Funds deferred to March 1, 2019 the net capital losses of (amounts in thousands):

	Net Capital Losses (Gains)
	Short-Term	Long-Term
High Yield Municipal Fund	$(5)	$9
Municipal Income Fund	— (a)	112
Short-Intermediate Municipal Bond Fund	(721)	1,220
Tax Free Bond Fund	65	268
Ultra-Short Municipal Fund	3	25

(a)	Amount rounds to less than one thousand.

During the year ended February 28, 2019, the following Funds utilized capital loss carryforwards as follows (amounts in thousands):

	Capital Loss Utilized
	Short-Term	Long-Term
High Yield Municipal Fund	$25	$94

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 4, 2019.

FEBRUARY 28, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	131

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2019 (continued)

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at February 28, 2019. Average borrowings from the Facility during the year ended February 28, 2019, were as follows (amounts in thousands, except number of days outstanding):

	Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
Ultra-Short Municipal Fund	$2,192	2.43%	1	$—	(a)

(a)	Amount rounds to less than one thousand.

Interest expense paid as a result of borrowing from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates on the Statements of Operations.

The Trusts, along with certain other trusts (“Borrowers”), have entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 14, 2018, this agreement has been amended and restated for a term of 364 days, unless extended.

The Funds did not utilize the Credit Facility during the year ended February 28, 2019.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

As of February 28, 2019, the Funds had individual shareholder and/or omnibus accounts which owned more than 10% of the respective Fund’s outstanding shares as follows:

	Number of individual shareholder and/or Affiliated Omnibus Accounts	% of the Fund	Number of individual shareholder and/or Non-Affiliated Omnibus Accounts	% of the Fund
High Yield Municipal Fund	1	11.5%	3	45.9%
Municipal Income Fund	1	63.9	1	10
Short-Intermediate Municipal Bond Fund	1	90.9	—	—
Tax Free Bond Fund	1	56.6	—	—
Ultra-Short Municipal Fund	1	95.6	—	—

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Many derivatives create leverage thereby causing the Funds to be more volatile than they would have been if they had not used derivatives. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty.

The Funds are also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Funds such as swap and option contracts, forward foreign currency exchange contracts, TBA securities and insurance linked securities.

The Funds are subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Funds could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The Funds invest in floating rate loans and other floating rate debt securities. Although these investments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate loans and other floating rate investments may decline if their interest rates do not rise as quickly, or as much, as

132	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2019

general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. Given that the Federal Reserve has been raising interest rates and may continue to do so, the Funds may face a heightened level of interest rate risk. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

Specific risks and concentrations present in the Underlying Funds are disclosed within their individual financial statements and registration statements, as appropriate.

The Funds invest primarily in a portfolio of debt obligations issued by states, territories and possessions of the United States and by the District of Columbia, and by their political subdivisions and duly constituted authorities. An issuer’s ability to meet its payment obligations may be affected by economic or political developments in a specific state or region. These debt obligations may be insured by private insurers who guarantee the payment of principal and interest in the event of issuer default. The value of these investments may be impacted by changes to bond insurers’ ratings and the Fund’s ability to collect principal and interest in the event of an issuer’s default may be limited if the private insurer does not have the wherewithal to satisfy its obligation.

8. Business Combinations

At a meeting held November 14-15, 2017, the Boards of the JPM I and JPM II approved the Plan of Reorganization of the Tax Aware Income Opportunities Fund (the “Target Fund”), a fund of JPM I, into Tax Free Bond Fund (the “Acquiring Fund”), a fund of JPM II. The purpose of the transaction was to combine two portfolios with comparable investment objectives and strategies. The reorganization was effective after the close of business on May 4, 2018. The Acquiring Fund acquired all of the assets and liabilities of the Target Fund as shown in the table below. The transaction was structured to qualify as a tax-free reorganization under the Code. Pursuant to the Agreement and Plan of Reorganization, Class A, Class C and Class I shareholders of the Target Fund received a number of shares of the corresponding class in the Acquiring Fund, with a value equal to their holdings in the Target Fund as of the close of business on the date of the reorganization. The investment portfolio of the Target Fund, with a fair value of approximately $102,702,000 and identified cost of approximately $103,125,000 as of the date of the reorganization, was the principal asset acquired by the Acquiring Fund. For financial statement purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Target Fund was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. As of May 4, 2018, the Target Fund had net capital loss carryforwards of $4,414,866.

The following is a summary of Shares Outstanding, Net Assets, Net Asset Value Per Share and Net Unrealized Appreciation (Depreciation) immediately before and after the reorganization (amounts in thousands, except per share amounts):

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation (Depreciation)
Target Fund
Tax Aware Income Opportunities Fund				$(424)
Class A	2,145	$21,528	$10.04
Class C	635	6,298	9.92
Class I	7,654	76,798	10.03

Acquiring Fund
Tax Free Bond Fund				$12,230
Class A	10,401	$122,768	$11.80
Class C	2,106	24,650	11.70
Class I	14,107	165,807	11.75

Post Reorganization
Tax Free Bond Fund				$11,806
Class A	12,225	$144,296	$11.80
Class C	2,644	30,948	11.70
Class I	20,641	242,605	11.75

Expenses related to reorganization were incurred by the Acquiring Fund. The Adviser, the Administrator and the Distributor waived their fees and/or reimbursed the Fund in an amount sufficient to offset costs incurred by the Fund relating to the reorganization, excluding brokerage fees and brokerage expenses related to the disposition and acquisition of Fund assets associated with the reorganization.

FEBRUARY 28, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	133

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2019 (continued)

Assuming the reorganization had been completed on March 1, 2018, the beginning of the annual reporting period, the pro forma results of operations for the year ended February 28, 2019, are as follows:

Net investment income (loss)	$13,209
Net realized/unrealized gains (losses)	(1,761)

Change in net assets resulting from operations	$11,448

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that have been included on the Statements of Operations since May 4, 2018.

9. New Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 requires that the premium be amortized to the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management has evaluated the implications of these changes and the amendments will have no effect on the Funds’ net assets or results of operations.

In August 2018, the FASB issued ASU 2018-13 Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement, which adds, removes, and modifies certain aspects of the fair value disclosure. ASU 2018-13 amendments are the result of a broader disclosure project, FASB Concepts Statement Conceptual Framework for Financial Reporting — Chapter 8: Notes to Financial Statements, to improve the effectiveness of the fair value disclosure requirements. ASU 2018-13 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019; early adoption is permitted. Management has evaluated the implications of these changes and the amendments are included in the financial statements, which had no effect to the Funds’ net assets or results of operation.

In August 2018, the SEC adopted their Disclosure Update and Simplification Rule (the “Rule”). The Rule is part of the SEC’s overall project to improve disclosure effectiveness by amending certain disclosure requirements that have become redundant, duplicative, overlapping, outdated, or superseded in light of other SEC disclosure requirements, U.S. GAAP, or changes in the information environment. The amendments are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. Management has evaluated the implications of these changes and the amendments are included in the financial statements, which had no effect on the Funds’ net assets or results of operation.

134	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2019

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Boards of Trustees of JPMorgan Trust I, JPMorgan Trust II and JPMorgan Trust IV and Shareholders of JPMorgan High Yield Municipal Fund, JPMorgan Municipal Income Fund, JPMorgan Short-Intermediate Municipal Bond Fund, JPMorgan Tax Free Bond Fund and JPMorgan Ultra-Short Municipal Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of JPMorgan High Yield Municipal Fund (formerly known as JPMorgan Tax Aware High Income Fund) (one of the funds constituting JPMorgan Trust I), JPMorgan Municipal Income Fund, JPMorgan Short-Intermediate Municipal Bond Fund and JPMorgan Tax Free Bond Fund (three of the funds constituting JPMorgan Trust II) and JPMorgan Ultra-Short Municipal Fund (one of the funds constituting JPMorgan Trust IV) (hereafter collectively referred to as the “Funds”) as of February 28, 2019, the related statements of operations for the year ended February 28, 2019, the statements of changes in net assets for each of the two years in the period ended February 28, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of February 28, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended February 28, 2019 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included physical inspection of securities owned as of February 28, 2019 and held by the custodian and confirmation of securities owned as of February 28, 2019 by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

New York, New York

April 26, 2019

We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

FEBRUARY 28, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	135

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	137	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Stephen P. Fisher (1959); Trustee of Trust since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	137	Advisory Board Member, Scholarship Committee Member and Investment Committee Member, The First Tee of Plainfield (non-profit youth sports organization that provides need-based scholarships) (2014-present); Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).

Kathleen M. Gallagher (1958); Trustee of the Trusts since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	137	Non-Executive Director, Legal & General Investment Management (Holdings) and Legal & General Investment Management America (financial services and insurance) (2017-present); Advisory Board Member, OCIO Board of State Street Global Advisors (2017-present); Member, Client Advisory Council, Financial Engines, LLC (registered investment adviser) (2011-2016); Director, Ford Pension Funds Investment Management Ltd. (2007-2016).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	137	Trustee, Museum of Jewish Heritage (2011-present); Trustee, National Museum of Mathematics (present); Chair, Association of College and University Administrators (present).

Dennis P. Harrington* (1950); Trustee of Trusts since 2017.	Retired; Partner, Deloitte LLP (accounting firm) (serving in various roles 1984-2012).	137	None

Frankie D. Hughes (1952); Trustee of Trusts since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	137	None

136	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2019

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Raymond Kanner** (1953); Trustee of Trusts since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	137	Advisory Board Member, Los Angeles Capital (2018-present); Advisory Board Member, State Street Global Advisors OCIO Board (2017-present); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA) (2016-2017); Advisory Board Member, Betterment for Business (robo advisor) (2016-2017); Advisory Board Member, Blue Star Indexes (index creator) (2013-2017); Director, Emerging Markets Growth Fund (registered investment company) (1997-2016); Member, Russell Index Client Advisory Board (2001-2015).

Peter C. Marshall (1942); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	137	None

Mary E. Martinez (1960); Trustee of Trusts since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	137	None

Marilyn McCoy (1948); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	137	None

Mitchell M. Merin (1953); Trustee of Trusts since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1985-2005).	137	Director, Sun Life Financial (SLF) (financial services and insurance) (2007-2013).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	137	Trustee, Trout Unlimited (2017-present); Trustee, American Museum of Fly Fishing (2013-present); Vice Chair, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American University in Cairo (1999-2014).

Marian U. Pardo*** (1946); Trustee of Trusts since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	137	President and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

FEBRUARY 28, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	137

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2019 (continued)

(1)	The Trustees serve for an indefinite term, subject to the Trusts’ current retirement policy, which is age 78 for all Trustees.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Boards of Trustees serve currently includes eleven registered investment companies (137 funds).

*

Two family members of Mr. Harrington are partner and managing director, respectively, of the Funds’ independent registered public accounting firm. Such firm has represented to the Boards that those family members are not involved in the audit of the Funds’ financial statements and do not provide other services to the Funds. The Boards have concluded that such association does not interfere with Mr. Harrington’s exercise of independent judgment as an Independent Trustee.

**

A family member of Mr. Kanner is employed by JPMorgan Chase Bank, which is affiliated with JPMIM and JPMDS. In that capacity, this employee provides services to various JPMorgan affiliates including JPMIM and JPMDS and for which JPMIM and JPMDS bear some portion of the expense thereof.

***

In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

138	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2019

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (2014–present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (1999-2014).

Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from October 2013 to January 2016.

Noah Greenhill (1969), Secretary (2018)*	Managing Director and General Counsel, JPMorgan Asset Management (2015 – present); Managing Director and General Counsel, JPMorgan Global Alternative Funds (2012-2015).

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

Anthony Geron (1971), Assistant Secretary (2018)*	Vice President and Assistant General Counsel, JPMorgan Chase since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA Equitable Life Insurance Company from 2014 to 2015; Associate, Willkie Farr & Gallagher (law firm) from 2007 to 2014.

Carmine Lekstutis (1980), Assistant Secretary (2011)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015.

Gregory S. Samuels (1980), Assistant Secretary (2010)*	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2010 to February 2014.

Pamela L. Woodley (1971), Assistant Secretary (2012)*	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)*	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014.

Shannon Gaines (1977), Assistant Treasurer (2018)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since January 2014.

Jeffrey D. House (1972), Assistant Treasurer (2017)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since July 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2006.

Gillian I. Sands (1969), Assistant Treasurer (2012)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.

*	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

**	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

FEBRUARY 28, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	139

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory, fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, September 1, 2018, and continued to hold your shares at the end of the reporting period, February 28, 2019.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value September 1, 2018	Ending Account Value February 28, 2019	Expenses Paid During the Period	Annualized Expense Ratio
JPMorgan High Yield Municipal Fund
(formerly known as JPMorgan Tax Aware High Income Fund)
Class A
Actual*	$1,000.00	$1,019.50	$3.25	0.65%
Hypothetical*	1,000.00	1,021.57	3.26	0.65
Class C
Actual*	1,000.00	1,016.10	5.75	1.15
Hypothetical*	1,000.00	1,019.09	5.76	1.15
Class I
Actual*	1,000.00	1,019.10	2.75	0.55
Hypothetical*	1,000.00	1,022.07	2.76	0.55
Class R6
Actual**	1,000.00	1,044.60	1.30	0.39
Hypothetical*	1,000.00	1,022.86	1.96	0.39

JPMorgan Municipal Income Fund
Class A
Actual*	1,000.00	1,022.00	3.51	0.70
Hypothetical*	1,000.00	1,021.32	3.51	0.70
Class C
Actual*	1,000.00	1,018.40	6.26	1.25
Hypothetical*	1,000.00	1,018.60	6.26	1.25
Class I
Actual*	1,000.00	1,023.50	2.26	0.45
Hypothetical*	1,000.00	1,022.56	2.26	0.45
Class R6
Actual*	1,000.00	1,024.00	1.76	0.35
Hypothetical*	1,000.00	1,023.06	1.76	0.35

140	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2019

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

	Beginning Account Value September 1, 2018	Ending Account Value February 28, 2019	Expenses Paid During the Period	Annualized Expense Ratio
JPMorgan Short-Intermediate Municipal Bond Fund
Class A
Actual*	$1,000.00	$1,015.90	$3.50	0.70%
Hypothetical*	1,000.00	1,021.32	3.51	0.70
Class C
Actual*	1,000.00	1,014.20	5.99	1.20
Hypothetical*	1,000.00	1,018.84	6.01	1.20
Class I
Actual*	1,000.00	1,019.00	1.25	0.25
Hypothetical*	1,000.00	1,023.55	1.25	0.25
Class R6
Actual***	1,000.00	1,023.10	0.79	0.19
Hypothetical*	1,000.00	1,023.85	0.95	0.19

JPMorgan Tax Free Bond Fund
Class A
Actual*	1,000.00	1,015.60	3.35	0.67
Hypothetical*	1,000.00	1,021.47	3.36	0.67
Class C
Actual*	1,000.00	1,012.80	6.24	1.25
Hypothetical*	1,000.00	1,018.60	6.26	1.25
Class I
Actual*	1,000.00	1,016.80	2.25	0.45
Hypothetical*	1,000.00	1,022.56	2.26	0.45
Class R6
Actual***	1,000.00	1,024.40	1.66	0.40
Hypothetical*	1,000.00	1,022.81	2.01	0.40

JPMorgan Ultra-Short Municipal Fund
Class A
Actual*	1,000.00	1,008.60	2.19	0.44
Hypothetical*	1,000.00	1,022.61	2.21	0.44
Class I
Actual*	1,000.00	1,008.60	1.20	0.24
Hypothetical*	1,000.00	1,023.60	1.20	0.24

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
**

Expenses are equal to the Class’s respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 119/365 (to reflect the actual period). Commencement of operations was November 1, 2018.

***

Expenses are equal to the Class’s respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 150/365 (to reflect the actual period). Commencement of operations was October 1, 2018.

FEBRUARY 28, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	141

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended February 28, 2019. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2019. The information necessary to complete your income tax returns for the calendar year ending December 31, 2019 will be provided under separate cover.

Long Term Capital Gain

The Fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended February 28, 2019 (amounts in thousands):

Long-Term Capital Gain Distribution
Municipal Income Fund	$1,003

Tax-Exempt Income

Each Fund listed below had the following amount, or maximum allowable amount, of dividends paid from investment income exempt from federal income tax for the fiscal year ended February 28, 2019 (amounts in thousands):

Exempt Distributions Paid
High Yield Municipal Fund	$3,595
Municipal Income Fund	4,766
Short-Intermediate Municipal Bond Fund	30,675
Tax Free Bond Fund	12,386
Ultra-Short Municipal Fund	33,159

Treasury Income

The Fund listed below had the following percentage, or the maximum allowable percentage, of income earned from direct U.S. Treasury Obligations for the fiscal year ended February 28, 2019:

Income from U.S. Treasury Obligations
JPMorgan High Yield Municipal Fund	1.2%

142	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2019

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾  Social Security number and account balances

◾  transaction history and account transactions

◾  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

◾  open an account or provide contact information

◾  give us your account information or pay us by check

◾  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾  sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾  affiliates from using your information to market to you

◾  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2019. All rights reserved. February 2019.	AN-MUNIBOND-219

J.P. Morgan Income Funds

Annual Report

February 28, 2019

JPMorgan High Yield Opportunities Fund

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectuses for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

April 9, 2019 (Unaudited)

Dear Shareholders,

While the U.S. economy outpaced most other developed economies throughout 2018 and into early 2019, decelerating global growth prompted the U.S. Federal Reserve and certain other leading central banks to adopt a more neutral policy stance to support economic growth.

Despite a sharp sell-off in financial markets in the fourth quarter of 2018, U.S. equity and bond markets generally recorded a positive performance for the twelve months ended February 28, 2019. For most of the reporting period, U.S. equity and bond prices were supported by record high corporate profits and a surging domestic economy.

Growth in U.S. gross domestic product (GDP) swelled to 4.2% in the second quarter of 2018, then cooled to 3.4% and 2.2% in the third and fourth quarters, respectively. The unemployment rate in the U.S. remained at historic lows, ranging between 4.0% and 3.7% for the reporting period and ending at 3.8% in February 2019. Corporate earnings generally outperformed analysts’ expectations for most of the reporting period but investors and economists expected that trend to recede due to slowing global demand and the fading effects of federal tax cuts enacted at the end of 2017.

Meanwhile, investor uncertainty rose in late 2018 amid unresolved U.S.-China trade tensions, rising interest rates and a political impasse that led to the shutdown of large parts of the U.S. federal government. Equity prices plummeted in December sending the S&P 500 Index to its worst monthly performance since 1931. However, a budget agreement re-opened federal operations in January and the Fed responded to slowing growth by adopting a “patient” approach toward further interest rate increases. Financial markets quickly rebounded, with domestic equity prices generally returning to positive territory for the reporting period and bond prices generally rising.

Among other leading economies, manufacturing and export sectors slumped in the 19-nation Eurozone, as well as in South Korea and Taiwan, amid softening demand from China and the impact of reciprocal trade tariffs between the U.S. and leading trading partners. In response to stalling growth, the European Central Bank offered a new round of low-cost loans to banks and indicated it would not raise interest rates through the end of 2019. Meanwhile, Chinese authorities moved to counter slowing domestic growth via tax cuts, infrastructure spending and increased bank lending. By the end of the period, U.S. and Chinese negotiators were working to resolve their trade dispute.

Notably, emerging market debt largely outperformed both equity and other bond markets in the second half of the reporting period. A decline in interest rates at the end of the period and investor expectations for improvement in trade tensions combined to generally bolster both sovereign and corporate bonds in emerging markets. In the U.S., equity market volatility increased in the second half of the reporting period and bond markets, which had lackluster performance for the first half of the reporting period, generally outperformed equity markets in the latter six months.

In early 2019, prices for equity, debt securities and government bonds generally rose amid investor expectations for favorable central bank policies and optimism over a potential resolution to the trade dispute between the U.S. and China. A pause in monetary tightening and a reduction in reciprocal trade tariffs could continue to support financial markets and global economic activity. The International Monetary Fund (IMF) and the Organization for Economic Cooperation and Development (OECD) have forecast 3.3% growth in global GDP for

2019, but the OECD has also warned of weakening economic prospects in the 20 largest economies, particularly in China, Eurozone countries and the U.K. The organization has cited “vulnerabilities” from slowing trade and manufacturing, as well as acute geo-political risks. The U.S. economy is forecast by IMF to grow by about 2.3% in 2019, slower than the previous year but still positive and on track to achieve its longest period of economic expansion on record.

We believe those investors who remain fully invested for the long term in a well-diversified portfolio may continue to benefit from available market opportunities. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

JPMorgan High Yield Opportunities Fund

Fund Commentary

Twelve Months Ended February 28, 2019 (Unaudited)

Reporting Period Return:
Fund (Class I Shares)*	3.97%
Bloomberg Barclays Global Aggregate Bond Index – Hedged USD	3.94%
Net Assets as of 2/28/2019	$28,383,654
Duration as of 2/28/2019	3.3 Years

INVESTMENT OBJECTIVE**

The JPMorgan High Yield Opportunities Fund (the “Fund”) seeks a high level of current income. Capital appreciation is a secondary objective.

HOW DID THE MARKET PERFORM?

During the reporting period, high yield bonds (also known as “junk bonds”) generally outperformed other sectors of the global bond market, while lower rated investment grade bonds generally outperformed higher rated bonds.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the twelve months ended February 28, 2019, the Fund’s Class I Shares outperformed the Bloomberg Barclays Global Aggregate Bond Index – Hedged USD (the “Index”). Relative to the Index, the Fund’s security selection in the wireless telecommunications, energy and pharmaceutical sectors was a leading contributor to relative performance. The Fund’s security selection in the automotive, cable/satellite TV and gaming sectors detracted from relative performance.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers sought to take specific, targeted credit risk based on their analysis of favorable risk/reward opportunities. Security selection reflected fundamentals across most issuers and sectors. While global growth moderated during the period, the portfolio managers viewed the environment as attractive for credit.

PORTFOLIO COMPOSITION***
Corporate Bonds	84.4%
Loan Assignments	5.7
Investment of cash collateral from securities loaned	4.2
Convertible Bonds	2.0
Common Stocks	0.7
Short-Term Investments	3.0

*

The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of February 28, 2019. The Fund’s portfolio composition is subject to change.

JPMorgan High Yield Opportunities Fund

Fund Commentary

Year Ended February 28, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2019

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION

CLASS A SHARES	November 1, 2016
With Sales Charge*		0.02%	3.82%
Without Sales Charge		3.87	5.54
CLASS C SHARES	November 1, 2016
With CDSC**		2.30	4.96
Without CDSC		3.30	4.96
CLASS I SHARES	November 1, 2016	3.97	5.71
CLASS R6 SHARES	November 1, 2016	4.29	5.97

*	Sales Charge for Class A Shares is 3.75%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For upto-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 1, 2016.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan High Yield Opportunities Fund and the Bloomberg Barclays Global Aggregate Index - Hedged USD from November 1, 2016 to February 28, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg Barclays Global Aggregate Index - Hedged USD does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The Bloomberg Barclays Global Aggregate Index - Hedged USD provides a broad-based measure of the international fixed-income bond market. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JPMorgan High Yield Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019

(Amounts in U.S. Dollars, unless otherwise noted)

Investments		Principal Amount	Value

CORPORATE BONDS - 88.3%

Aerospace & Defense - 1.3%
Arconic, Inc.
5.90%, 2/1/2027		150,000	149,250
BWX Technologies, Inc.
5.38%, 7/15/2026(a)		10,000	10,200
Kratos Defense & Security Solutions, Inc.
6.50%, 11/30/2025(a)		15,000	15,544
Leonardo SpA (Italy)
5.25%, 1/21/2022	EUR	90,000	114,672
Triumph Group, Inc.
7.75%, 8/15/2025		90,000	85,500

			375,166

Air Freight & Logistics - 0.3%
XPO Logistics, Inc.
6.50%, 6/15/2022(a)		75,000	76,313

Auto Components - 2.2%
Allison Transmission, Inc.
5.00%, 10/1/2024(a)		20,000	20,125
4.75%, 10/1/2027(a)		30,000	28,725
American Axle & Manufacturing, Inc.
6.25%, 4/1/2025(b)		65,000	64,844
6.25%, 3/15/2026		100,000	97,730
6.50%, 4/1/2027		35,000	34,562
Cooper-Standard Automotive, Inc.
5.63%, 11/15/2026(a)		110,000	98,588
Dana Financing Luxembourg SARL
6.50%, 6/1/2026(a)		135,000	137,700
Delphi Technologies plc
5.00%, 10/1/2025(a)		105,000	93,581
Tenneco, Inc.
5.38%, 12/15/2024		35,000	32,244
5.00%, 7/15/2026		33,000	28,215

			636,314

Banks - 0.2%
Citigroup, Inc.
Series N, (ICE LIBOR USD 3 Month + 4.09%), 5.80%, 11/15/2019(c)(d)(e)		20,000	20,025
Series O, (ICE LIBOR USD 3 Month + 4.06%), 5.87%, 3/27/2020(c)(d)(e)		25,000	25,278

			45,303

Beverages - 0.4%
Sunshine Mid BV (Netherlands)
6.50%, 5/15/2026(f)	EUR	100,000	112,162

Biotechnology - 0.4%
Grifols SA (Spain)
3.20%, 5/1/2025(f)	EUR	100,000	114,755

Building Products - 0.8%
American Woodmark Corp.
4.88%, 3/15/2026(a)		60,000	58,500

Investments		Principal Amount	Value
JELD-WEN, Inc.
4.63%, 12/15/2025(a)		25,000	23,531
4.88%, 12/15/2027(a)		30,000	27,788
PGT Escrow Issuer, Inc.
6.75%, 8/1/2026(a)		30,000	30,900
Standard Industries, Inc.
4.75%, 1/15/2028(a)		75,000	70,125

			210,844

Capital Markets - 0.1%
MSCI, Inc.
5.38%, 5/15/2027(a)		30,000	30,975

Chemicals - 3.6%
Chemours Co. (The)
6.63%, 5/15/2023		55,000	57,065
CTC BondCo GmbH (Germany)
5.25%, 12/15/2025(a)	EUR	100,000	111,119
Gates Global LLC
6.00%, 7/15/2022(a)		36,000	36,141
GCP Applied Technologies, Inc.
5.50%, 4/15/2026(a)		55,000	55,413
Hexion, Inc.
6.63%, 4/15/2020		70,000	59,675
INEOS Group Holdings SA (Luxembourg)
5.63%, 8/1/2024(a)(b)		200,000	193,750
NOVA Chemicals Corp. (Canada)
4.88%, 6/1/2024(a)		45,000	43,569
5.25%, 6/1/2027(a)		20,000	18,800
Rain CII Carbon LLC
7.25%, 4/1/2025(a)		60,000	51,900
Scotts Miracle-Gro Co. (The)
6.00%, 10/15/2023		100,000	103,000
5.25%, 12/15/2026		65,000	62,075
Solvay Finance SA (Belgium)
(EUR Swap Annual 5 Year + 5.22%), 5.87%, 6/3/2024(c)(d)(e)(f)	EUR	100,000	128,835
Trinseo Materials Operating SCA
5.38%, 9/1/2025(a)		65,000	61,100
Venator Finance SARL
5.75%, 7/15/2025(a)(b)		45,000	39,600

			1,022,042

Commercial Services & Supplies - 1.7%
ACCO Brands Corp.
5.25%, 12/15/2024(a)		70,000	68,775
Algeco Global Finance plc (United Kingdom)
6.50%, 2/15/2023(f)	EUR	100,000	116,304
Aramark Services, Inc.
5.00%, 2/1/2028(a)		75,000	74,063
Techem Verwaltungsgesellschaft 674 mbH (Germany)
6.00%, 7/30/2026(f)	EUR	100,000	116,440
Verisure Midholding AB (Sweden)
5.75%, 12/1/2023(f)	EUR	100,000	115,229

			490,811

Communications Equipment - 0.8%
CommScope Finance LLC
6.00%, 3/1/2026(a)		20,000	20,475

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan High Yield Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

Investments		Principal Amount	Value
8.25%, 3/1/2027(a)		40,000	41,502
CommScope Technologies LLC
6.00%, 6/15/2025(a)		160,000	150,800

			212,777

Containers & Packaging - 2.6%
Ardagh Packaging Finance plc (Ireland)
6.75%, 5/15/2024(f)	EUR	100,000	120,695
6.00%, 2/15/2025(a)		200,000	197,500
Crown European Holdings SA
2.63%, 9/30/2024(f)	EUR	100,000	117,726
Greif, Inc.
6.50%, 3/1/2027(a)		30,000	30,563
Reynolds Group Issuer, Inc.
5.75%, 10/15/2020		96,911	97,105
(ICE LIBOR USD 3 Month + 3.50%), 6.29%, 7/15/2021(a)(d)		50,000	50,312
Silgan Holdings, Inc.
3.25%, 3/15/2025	EUR	100,000	117,157

			731,058

Diversified Consumer Services - 0.4%
Service Corp. International
7.50%, 4/1/2027		100,000	110,500

Diversified Financial Services - 0.4%
Worldpay Finance plc (United Kingdom)
3.75%, 11/15/2022(f)	EUR	100,000	122,446

Diversified Telecommunication Services - 9.1%
Altice France SA (France)
5.63%, 5/15/2024(f)	EUR	100,000	117,429
7.38%, 5/1/2026(a)		200,000	196,674
CCO Holdings LLC
5.88%, 4/1/2024(a)		240,000	249,900
5.75%, 2/15/2026(a)		465,000	481,875
5.50%, 5/1/2026(a)		40,000	40,788
5.13%, 5/1/2027(a)		35,000	34,344
CenturyLink, Inc.
Series Y, 7.50%, 4/1/2024(b)		20,000	21,156
5.63%, 4/1/2025		155,000	147,787
DKT Finance ApS (Denmark)
7.00%, 6/17/2023(f)	EUR	100,000	122,646
Frontier Communications Corp.
7.13%, 1/15/2023		100,000	59,000
8.50%, 4/1/2026(a)		35,000	32,550
Intelsat Jackson Holdings SA (Luxembourg)
5.50%, 8/1/2023		145,000	133,037
8.00%, 2/15/2024(a)		100,000	104,062
8.50%, 10/15/2024(a)		100,000	100,970
9.75%, 7/15/2025(a)		75,000	77,813
Sprint Capital Corp.
8.75%, 3/15/2032		245,000	265,543
Telecom Italia Capital SA (Italy)
6.38%, 11/15/2033		25,000	23,500
Telecom Italia SpA (Italy)
3.63%, 5/25/2026(f)	EUR	100,000	114,000

Investments		Principal Amount	Value
Virgin Media Finance plc (United Kingdom)
6.38%, 10/15/2024(f)	GBP	100,000	137,582
Windstream Services LLC
9.00%, 6/30/2025(a)(b)		199,000	118,405

			2,579,061

Electric Utilities - 0.4%
EDP - Energias de Portugal SA (Portugal)
(EUR Swap Annual 5 Year + 5.04%), 5.38%, 9/16/2075(d)(f)	EUR	100,000	121,605

Electrical Equipment - 0.5%
Sensata Technologies BV
4.88%, 10/15/2023(a)		135,000	138,712
5.63%, 11/1/2024(a)		5,000	5,250

			143,962

Electronic Equipment, Instruments & Components - 0.5%
Anixter, Inc.
6.00%, 12/1/2025(a)		30,000	31,050
Belden, Inc.
2.88%, 9/15/2025(f)	EUR	100,000	114,598

			145,648

Energy Equipment & Services - 1.4%
Calfrac Holdings LP (Canada)
8.50%, 6/15/2026(a)		35,000	25,900
Nabors Industries, Inc.
5.75%, 2/1/2025		60,000	52,950
Precision Drilling Corp. (Canada)
7.75%, 12/15/2023		35,000	35,350
7.13%, 1/15/2026(a)		30,000	29,475
Saipem Finance International BV (Italy)
2.75%, 4/5/2022(f)	EUR	100,000	117,697
Transocean Guardian Ltd.
5.88%, 1/15/2024(a)		28,350	28,811
Transocean Pontus Ltd.
6.13%, 8/1/2025(a)		12,285	12,408
Transocean, Inc.
7.25%, 11/1/2025(a)		35,000	33,425
7.50%, 1/15/2026(a)		30,000	28,950
Weatherford International Ltd.
9.88%, 2/15/2024		30,000	21,600

			386,566

Entertainment - 0.7%
AMC Entertainment Holdings, Inc.
5.75%, 6/15/2025		45,000	41,513
Ascend Learning LLC
6.88%, 8/1/2025(a)		59,000	57,695
Netflix, Inc.
4.88%, 4/15/2028		70,000	68,162
5.88%, 11/15/2028(a)		47,000	48,953

			216,323

Equity Real Estate Investment Trusts (REITs) - 2.5%
CoreCivic, Inc.
4.63%, 5/1/2023		75,000	72,094
ESH Hospitality, Inc.
5.25%, 5/1/2025(a)		100,000	99,500

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan High Yield Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

Investments		Principal Amount	Value
GEO Group, Inc. (The)
5.13%, 4/1/2023		125,000	118,750
5.88%, 10/15/2024		20,000	18,950
GLP Capital LP
5.25%, 6/1/2025		45,000	46,597
5.75%, 6/1/2028		45,000	46,698
MGM Growth Properties Operating Partnership LP
5.63%, 5/1/2024		35,000	35,787
5.75%, 2/1/2027(a)		24,000	24,570
4.50%, 1/15/2028		10,000	9,397
RHP Hotel Properties LP
5.00%, 4/15/2021		50,000	50,125
Uniti Group LP
6.00%, 4/15/2023(a)(b)		100,000	92,750
8.25%, 10/15/2023(b)		30,000	26,025
7.13%, 12/15/2024(a)		15,000	12,450
VICI Properties 1 LLC
8.00%, 10/15/2023		53,880	58,864

			712,557

Food & Staples Retailing - 0.9%
Albertsons Cos. LLC
5.75%, 3/15/2025		40,000	38,100
Rite Aid Corp.
6.13%, 4/1/2023(a)		110,000	93,972
Tesco Corporate Treasury Services plc (United Kingdom)
2.50%, 7/1/2024(f)	EUR	100,000	118,792

			250,864

Food Products - 1.3%
Nomad Foods Bondco plc (United Kingdom)
3.25%, 5/15/2024(f)	EUR	100,000	116,169
Post Holdings, Inc.
5.50%, 3/1/2025(a)		60,000	60,150
5.75%, 3/1/2027(a)		10,000	9,863
5.63%, 1/15/2028(a)		25,000	24,156
Sigma Holdco BV (Netherlands)
5.75%, 5/15/2026(f)	EUR	100,000	106,209
TreeHouse Foods, Inc.
6.00%, 2/15/2024(a)		50,000	51,500

			368,047

Gas Utilities - 0.3%
AmeriGas Partners LP
5.50%, 5/20/2025		30,000	29,700
5.88%, 8/20/2026		65,000	65,143

			94,843

Health Care Equipment & Supplies - 1.0%
Avantor, Inc.
6.00%, 10/1/2024(a)		70,000	71,400
Hill-Rom Holdings, Inc.
5.00%, 2/15/2025(a)		90,000	89,550
Hologic, Inc.
4.38%, 10/15/2025(a)		35,000	34,388
Mallinckrodt International Finance SA
5.63%, 10/15/2023(a)		100,000	87,500

			282,838

Health Care Providers & Services - 6.7%
Air Medical Group Holdings, Inc.
6.38%, 5/15/2023(a)(b)		80,000	68,000

Investments		Principal Amount	Value
Community Health Systems, Inc.
8.63%, 1/15/2024(a)		35,000	35,962
DaVita, Inc.
5.00%, 5/1/2025		120,000	115,764
Encompass Health Corp.
5.75%, 11/1/2024		100,000	101,030
Envision Healthcare Corp.
8.75%, 10/15/2026(a)(b)		80,000	72,200
HCA, Inc.
5.38%, 2/1/2025		530,000	549,711
5.88%, 2/15/2026		220,000	232,375
5.38%, 9/1/2026		65,000	66,745
5.63%, 9/1/2028		30,000	31,012
5.88%, 2/1/2029		25,000	26,219
Syneos Health, Inc.
7.50%, 10/1/2024(a)		31,000	32,395
Tenet Healthcare Corp.
8.13%, 4/1/2022		95,000	101,412
6.75%, 6/15/2023		220,000	225,500
4.63%, 7/15/2024		170,000	168,938
6.25%, 2/1/2027(a)		63,000	64,851

			1,892,114

Health Care Technology - 0.2%
IQVIA, Inc.
4.88%, 5/15/2023(a)		50,000	50,750

Hotels, Restaurants & Leisure - 4.0%
Boyd Gaming Corp.
6.00%, 8/15/2026		35,000	35,897
Boyne USA, Inc.
7.25%, 5/1/2025(a)		15,000	16,050
Cirsa Finance International SARL (Spain)
6.25%, 12/20/2023(f)	EUR	100,000	119,437
Constellation Merger Sub, Inc.
8.50%, 9/15/2025(a)		45,000	43,087
Hilton Domestic Operating Co., Inc.
5.13%, 5/1/2026(a)		54,000	54,254
Hilton Grand Vacations Borrower LLC
6.13%, 12/1/2024		10,000	10,300
Hilton Worldwide Finance LLC
4.63%, 4/1/2025		20,000	19,900
4.88%, 4/1/2027		30,000	29,850
Jack Ohio Finance LLC
6.75%, 11/15/2021(a)		80,000	82,400
Marriott Ownership Resorts, Inc.
6.50%, 9/15/2026(a)		60,000	61,950
MGM Resorts International
5.75%, 6/15/2025		50,000	51,000
4.63%, 9/1/2026		390,000	370,500
Sabre GLBL, Inc.
5.38%, 4/15/2023(a)		95,000	96,900
Stars Group Holdings BV (Canada)
7.00%, 7/15/2026(a)		25,000	25,583
Wynn Las Vegas LLC
5.50%, 3/1/2025(a)		120,000	119,436

			1,136,544

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan High Yield Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

Investments	Principal Amount	Value
Household Durables - 0.4%

Tempur Sealy International, Inc.
5.63%, 10/15/2023	120,000	121,200

Household Products - 1.2%
Central Garden & Pet Co.
6.13%, 11/15/2023	100,000	103,750
5.13%, 2/1/2028	40,000	37,000
Energizer Holdings, Inc.
5.50%, 6/15/2025(a)	50,000	48,875
6.38%, 7/15/2026(a)	45,000	45,450
7.75%, 1/15/2027(a)	30,000	31,987
Kronos Acquisition Holdings, Inc. (Canada)
9.00%, 8/15/2023(a)	35,000	29,925
Spectrum Brands, Inc.
5.75%, 7/15/2025	60,000	58,725

		355,712

Independent Power and Renewable Electricity Producers - 0.4%
Calpine Corp.
5.25%, 6/1/2026(a)	25,000	24,469
Vistra Energy Corp.
5.88%, 6/1/2023	80,000	82,200

		106,669

IT Services - 2.1%
Cogent Communications Group, Inc.
5.38%, 3/1/2022(a)	60,000	61,050
First Data Corp.
5.38%, 8/15/2023(a)	10,000	10,235
5.75%, 1/15/2024(a)	295,000	304,467
Gartner, Inc.
5.13%, 4/1/2025(a)	25,000	25,187
GCI LLC
6.88%, 4/15/2025	95,000	96,900
Zayo Group LLC
6.38%, 5/15/2025	100,000	99,250

		597,089

Leisure Products - 0.8%
Mattel, Inc.
6.75%, 12/31/2025(a)	105,000	103,425
Vista Outdoor, Inc.
5.88%, 10/1/2023	125,000	117,500

		220,925

Machinery - 1.9%
Colfax Corp.
6.00%, 2/15/2024(a)	10,000	10,350
EnPro Industries, Inc.
5.75%, 10/15/2026(a)	38,000	38,285
Hillman Group, Inc. (The)
6.38%, 7/15/2022(a)	55,000	47,300
Mueller Water Products, Inc.
5.50%, 6/15/2026(a)	20,000	20,150
Novelis Corp.
5.88%, 9/30/2026(a)	100,000	97,500
RBS Global, Inc.
4.88%, 12/15/2025(a)	20,000	19,600
SPX FLOW, Inc.
5.63%, 8/15/2024(a)	45,000	45,000
5.88%, 8/15/2026(a)	15,000	15,037

Investments		Principal Amount	Value
Stevens Holding Co., Inc.
6.13%, 10/1/2026(a)		25,000	25,500
Terex Corp.
5.63%, 2/1/2025(a)		65,000	63,212
TriMas Corp.
4.88%, 10/15/2025(a)		30,000	29,475
Wabash National Corp.
5.50%, 10/1/2025(a)		35,000	32,288
Welbilt, Inc.
9.50%, 2/15/2024		100,000	107,625

			551,322

Media - 9.9%
Altice Luxembourg SA (Luxembourg)
7.25%, 5/15/2022(f)	EUR	110,000	124,953
7.75%, 5/15/2022(a)		200,000	198,750
AMC Networks, Inc.
5.00%, 4/1/2024		45,000	44,649
CBS Radio, Inc.
7.25%, 11/1/2024(a)(b)		50,000	49,562
Clear Channel Worldwide Holdings, Inc.
Series B, 7.63%, 3/15/2020		190,000	190,095
Series B, 6.50%, 11/15/2022		305,000	311,862
9.25%, 2/15/2024(a)		145,000	152,069
DISH DBS Corp.
5.88%, 7/15/2022		100,000	95,500
5.00%, 3/15/2023		75,000	66,281
5.88%, 11/15/2024		465,000	391,623
7.75%, 7/1/2026		60,000	51,900
Gray Television, Inc.
7.00%, 5/15/2027(a)		35,000	37,013
Meredith Corp.
6.88%, 2/1/2026(a)		35,000	36,148
Nexstar Broadcasting, Inc.
5.63%, 8/1/2024(a)		25,000	24,813
SES SA (Luxembourg)
(EUR Swap Annual 5 Year + 5.40%), 5.63%, 1/29/2024(c)(d)(e)(f)	EUR	100,000	121,138
Sinclair Television Group, Inc.
5.63%, 8/1/2024(a)		100,000	101,000
Sirius XM Radio, Inc.
6.00%, 7/15/2024(a)		175,000	181,344
5.38%, 4/15/2025(a)		120,000	122,287
5.38%, 7/15/2026(a)		5,000	5,013
5.00%, 8/1/2027(a)		5,000	4,887
Telenet Finance VI Luxembourg SCA (Luxembourg)
4.88%, 7/15/2027(f)	EUR	90,000	109,898
Videotron Ltd. (Canada)
5.38%, 6/15/2024(a)		200,000	208,040
5.13%, 4/15/2027(a)		25,000	25,375
Ziggo Bond Co. BV (Netherlands)
4.63%, 1/15/2025(f)	EUR	125,000	145,352

			2,799,552

Metals & Mining - 0.5%
Freeport-McMoRan, Inc.
3.88%, 3/15/2023		120,000	118,258

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan High Yield Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

Investments	Principal Amount	Value
4.55%, 11/14/2024	40,000	39,600

		157,858

Multiline Retail - 0.4%
Neiman Marcus Group Ltd. LLC
8.00%, 10/15/2021(a)	45,000	23,400
8.75% (cash), 10/15/2021(a)(g)	167,780	87,246

		110,646

Oil, Gas & Consumable Fuels - 8.0%
Andeavor Logistics LP
5.25%, 1/15/2025	20,000	20,340
Antero Midstream Partners LP
5.38%, 9/15/2024	40,000	40,000
Blue Racer Midstream LLC
6.13%, 11/15/2022(a)	80,000	81,100
6.63%, 7/15/2026(a)	25,000	25,500
Brazos Valley Longhorn LLC
6.88%, 2/1/2025	65,000	65,894
Carrizo Oil & Gas, Inc.
8.25%, 7/15/2025	15,000	15,637
Cheniere Corpus Christi Holdings LLC
5.88%, 3/31/2025	35,000	37,275
5.13%, 6/30/2027	30,000	30,600
Chesapeake Energy Corp.
8.00%, 1/15/2025(b)	95,000	96,544
7.50%, 10/1/2026	45,000	44,437
8.00%, 6/15/2027	35,000	34,662
Covey Park Energy LLC
7.50%, 5/15/2025(a)	55,000	51,150
Crestwood Midstream Partners LP
6.25%, 4/1/2023(h)	50,000	51,326
DCP Midstream Operating LP
5.38%, 7/15/2025	16,000	16,640
Denbury Resources, Inc.
9.25%, 3/31/2022(a)	48,000	48,120
Diamondback Energy, Inc.
5.38%, 5/31/2025	5,000	5,175
EnLink Midstream Partners LP
4.40%, 4/1/2024	40,000	38,850
4.85%, 7/15/2026	20,000	19,575
EP Energy LLC
9.38%, 5/1/2024(a)	115,000	53,762
8.00%, 11/29/2024(a)	30,000	21,150
8.00%, 2/15/2025(a)	15,000	6,600
7.75%, 5/15/2026(a)	140,000	124,075
Gulfport Energy Corp.
6.63%, 5/1/2023	25,000	24,500
6.00%, 10/15/2024	15,000	13,575
6.38%, 5/15/2025	10,000	8,950
6.38%, 1/15/2026	10,000	8,750
Halcon Resources Corp.
6.75%, 2/15/2025	65,000	48,588
Hess Infrastructure Partners LP
5.63%, 2/15/2026(a)	20,000	20,100
Jagged Peak Energy LLC
5.88%, 5/1/2026(a)	20,000	20,200
MEG Energy Corp. (Canada)
7.00%, 3/31/2024(a)	170,000	155,550
6.50%, 1/15/2025(a)	45,000	44,213

Investments		Principal Amount	Value
Newfield Exploration Co.
5.38%, 1/1/2026		60,000	63,300
NGPL PipeCo LLC
4.38%, 8/15/2022(a)		35,000	35,350
4.88%, 8/15/2027(a)		10,000	10,059
Oasis Petroleum, Inc.
6.88%, 1/15/2023		140,000	139,125
6.25%, 5/1/2026(a)(b)		40,000	38,100
Parsley Energy LLC
5.38%, 1/15/2025(a)		20,000	20,050
5.25%, 8/15/2025(a)		30,000	29,691
5.63%, 10/15/2027(a)		20,000	19,800
Range Resources Corp.
4.88%, 5/15/2025(b)		70,000	64,116
SM Energy Co.
6.63%, 1/15/2027(b)		28,000	26,670
Southwestern Energy Co.
6.20%, 1/23/2025(b)(h)		50,000	49,485
7.50%, 4/1/2026		20,000	20,800
7.75%, 10/1/2027		20,000	20,775
Summit Midstream Holdings LLC
5.75%, 4/15/2025		25,000	23,875
Tallgrass Energy Partners LP
5.50%, 1/15/2028(a)		60,000	59,850
Targa Resources Partners LP
4.25%, 11/15/2023		100,000	98,750
5.88%, 4/15/2026(a)		35,000	36,400
6.50%, 7/15/2027(a)		21,000	22,208
5.00%, 1/15/2028		30,000	29,137
6.88%, 1/15/2029(a)		34,000	36,189
Whiting Petroleum Corp.
5.75%, 3/15/2021		15,000	15,169
6.63%, 1/15/2026		85,000	83,300
WPX Energy, Inc.
6.00%, 1/15/2022		15,000	15,487
8.25%, 8/1/2023		15,000	16,819
5.75%, 6/1/2026		21,000	21,079

			2,268,422

Paper & Forest Products - 0.4%
Smurfit Kappa Acquisitions ULC (Ireland)
2.88%, 1/15/2026(f)	EUR	100,000	117,977

Personal Products - 0.5%
Coty, Inc.
6.50%, 4/15/2026(a)(b)		70,000	67,459
High Ridge Brands Co.
8.88%, 3/15/2025(a)		50,000	20,000
Prestige Brands, Inc.
6.38%, 3/1/2024(a)		55,000	55,275

			142,734

Pharmaceuticals - 5.1%
Bausch Health Americas, Inc.
8.50%, 1/31/2027(a)		26,000	26,926
Bausch Health Cos., Inc.
4.50%, 5/15/2023(f)	EUR	435,000	498,446
7.00%, 3/15/2024(a)		45,000	47,419
6.13%, 4/15/2025(a)		595,000	572,688
5.50%, 11/1/2025(a)		25,000	25,219

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan High Yield Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

Investments		Principal Amount	Value
9.00%, 12/15/2025(a)		55,000	58,970
Nidda BondCo GmbH (Germany)
5.00%, 9/30/2025(f)	EUR	100,000	106,452
Rossini SARL (Italy)
6.75%, 10/30/2025(f)	EUR	100,000	118,396

			1,454,516

Road & Rail - 2.3%
Avis Budget Car Rental LLC
6.38%, 4/1/2024(a)(b)		175,000	178,500
EC Finance plc (United Kingdom)
2.38%, 11/15/2022(f)	EUR	100,000	114,479
Herc Rentals, Inc.
7.75%, 6/1/2024(a)(b)		85,000	90,657
Hertz Corp. (The)
7.63%, 6/1/2022(a)		70,000	71,575
6.25%, 10/15/2022		25,000	23,500
5.50%, 10/15/2024(a)		195,000	165,750

			644,461

Semiconductors & Semiconductor Equipment - 0.5%
Amkor Technology, Inc.
6.38%, 10/1/2022		100,000	100,750
Entegris, Inc.
4.63%, 2/10/2026(a)		45,000	44,213

			144,963

Software - 1.4%
ACI Worldwide, Inc.
5.75%, 8/15/2026(a)		41,000	42,179
Fair Isaac Corp.
5.25%, 5/15/2026(a)		21,000	21,210
Infor US, Inc.
6.50%, 5/15/2022		260,000	265,140
Informatica LLC
7.13%, 7/15/2023(a)		70,000	70,883

			399,412

Specialty Retail - 1.2%
EVOCA SpA (Italy)
7.00%, 10/15/2023(f)	EUR	100,000	120,267
PetSmart, Inc.
7.13%, 3/15/2023(a)		90,000	60,975
5.88%, 6/1/2025(a)		60,000	47,700
8.88%, 6/1/2025(a)		35,000	23,625
Staples, Inc.
8.50%, 9/15/2025(a)		100,000	98,000

			350,567

Textiles, Apparel & Luxury Goods - 0.2%
Hanesbrands, Inc.
4.88%, 5/15/2026(a)		30,000	29,550
William Carter Co. (The)
5.63%, 3/15/2027(a)(i)		20,000	20,000

			49,550

Trading Companies & Distributors - 1.5%
Rexel SA (France)
2.63%, 6/15/2024(f)	EUR	100,000	116,589
United Rentals North America, Inc.
4.63%, 10/15/2025		60,000	58,350
6.50%, 12/15/2026		60,000	62,625
5.50%, 5/15/2027		135,000	135,000
4.88%, 1/15/2028		50,000	47,740

			420,304

Investments		Principal Amount	Value
Wireless Telecommunication Services - 4.9%
Crystal Almond SARL (Greece)
10.00%, 11/1/2021(f)	EUR	80,000	97,363
Sprint Corp.
7.13%, 6/15/2024		15,000	15,498
7.63%, 2/15/2025		680,000	712,300
7.63%, 3/1/2026		15,000	15,563
Telefonica Europe BV (Spain)
(EUR Swap Annual 8 Year + 2.97%), 3.88%, 9/22/2026(c)(d)(e)(f)	EUR	100,000	107,488
T-Mobile USA, Inc.
6.50%, 1/15/2024		95,000	98,562
6.50%, 1/15/2024‡		95,000	—
6.50%, 1/15/2026‡		160,000	—
6.50%, 1/15/2026		160,000	170,800
4.75%, 2/1/2028‡		25,000	—
4.75%, 2/1/2028		105,000	101,588
United States Cellular Corp.
6.70%, 12/15/2033		70,000	74,200

			1,393,362

TOTAL CORPORATE BONDS (Cost $25,348,373)			25,080,429

		Principal
Investments		Amount	Value

LOAN ASSIGNMENTS - 6.0%(j)

Chemicals - 0.3%
Starfruit US Holdco, 1st Lien Senior Secured Term Loan
(ICE LIBOR USD 1 Month + 3.25%), 5.76%, 10/1/2025(d)(k)		100,000	99,313

Communications Equipment - 0.2%
Plantronics, Inc., 1st Lien Term Loan
(ICE LIBOR USD 1 Month + 2.50%), 4.99%, 7/2/2025(d)		59,739	59,404

Containers & Packaging - 0.4%
Bway Holding Co., 1st Lien Term Loan
(ICE LIBOR USD 3 Month + 3.25%), 6.03%, 4/3/2024(d)		108,350	106,068

Health Care Providers & Services - 0.8%
Air Medical Group Holdings, Inc., 1st Lien Term Loan B
(ICE LIBOR USD 1 Month + 4.25%), 6.74%, 3/14/2025(d)		103,950	100,788
Envision Healthcare Corp., 1st Lien Term Loan
(ICE LIBOR USD 1 Month + 3.75%), 6.24%, 10/10/2025(d)		140,000	134,453

			235,241

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan High Yield Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

Investments	Principal Amount	Value
Hotels, Restaurants & Leisure - 0.4%
Club Corp Holdings, Inc., Term Loan B
(ICE LIBOR USD 3 Month + 2.75%), 5.55%, 9/18/2024(d)	93,030	90,123
MGM Resorts International, 1st Lien Term Loan A
(ICE LIBOR USD 1 Month + 2.25%), 4.74%, 4/23/2021(d)(k)	20,000	19,775

		109,898

Household Products - 0.1%
Kronos Acquisition Intermediate Inc., 1st Lien Term Loan B (Canada)
(ICE LIBOR USD 1 Month + 4.00%), 6.49%, 5/15/2023(d)	30,000	28,000

Leisure Products - 1.0%
Pure Fishing, Inc., 1st Lien Term Loan
(ICE LIBOR USD 3 Month + 4.50%), 7.32%, 12/22/2025(d)	155,000	152,675
Steinway Musical Instruments, Inc., 1st Lien Term Loan B
(ICE LIBOR USD 1 Month + 3.75%), 6.23%, 2/14/2025(d)	133,988	130,638

		283,313

Machinery - 0.6%
Accudyne Industries LLC, Term Loan B
(ICE LIBOR USD 1 Month + 3.00%), 5.49%, 8/18/2024(d)	66,625	66,556
Titan Acquisition Ltd., 1st Lien Term Loan B
(ICE LIBOR USD 1 Month + 3.00%), 5.49%, 3/28/2025(d)	109,175	104,808

		171,364

Media - 0.4%
iHeartCommunications, Inc., Term Loan D
(ICE LIBOR USD 1 Month + 6.75%), 9.05%, 1/30/2020(d)	150,000	104,562

Multiline Retail - 0.3%
Neiman Marcus Group, Inc., Other Term Loan
(ICE LIBOR USD 1 Month + 3.25%), 5.76%, 10/25/2020(d)	112,629	103,276

Oil, Gas & Consumable Fuels - 0.8%
Epic Crude Services LP, 1st Lien Term Loan B
(ICE LIBOR USD 3 Month + 5.00%), 5.00%, 2/21/2026(d)(k)	200,000	197,500
MEG Energy Corp., 1st Lien Term Loan B (Canada)
(ICE LIBOR USD 1 Month + 3.50%), 6.00%, 12/31/2023(d)	9,125	9,087

		206,587

Investments	Principal Amount	Value
Real Estate Management & Development - 0.2%
CityCenter Holdings LLC, Term Loan B
(ICE LIBOR USD 1 Month + 2.25%), 4.74%, 4/18/2024(d)	59,361	58,904

Specialty Retail - 0.4%
Staples, Inc., 1st Lien Term Loan
(ICE LIBOR USD 1 Month + 4.00%), 6.51%, 9/12/2024(d)	108,625	107,769

Technology Hardware, Storage & Peripherals - 0.1%
Financial & Risk US Holdings, Inc., 1st Lien Term Loan B
(ICE LIBOR USD 1 Month + 3.75%), 6.24%, 10/1/2025(d)(k)	20,000	19,682

TOTAL LOAN ASSIGNMENTS (Cost $1,733,700)		1,693,381

	Principal
Investments	Amount	Value

CONVERTIBLE BONDS - 2.1%

Communications Equipment - 0.4%
Finisar Corp.
0.50%, 12/15/2036	100,000	97,609

Electronic Equipment, Instruments & Components - 0.4%
II-VI, Inc.
0.25%, 9/1/2022	100,000	111,813

Entertainment - 0.4%
Live Nation Entertainment, Inc.
2.50%, 3/15/2023(a)	100,000	111,745

Media - 0.1%
DISH Network Corp.
3.38%, 8/15/2026	40,000	34,356

Oil, Gas & Consumable Fuels - 0.0%(l)
Chesapeake Energy Corp.
5.50%, 9/15/2026(h)	10,000	9,159

Semiconductors & Semiconductor Equipment - 0.8%
Cypress Semiconductor Corp.
2.00%, 2/1/2023	100,000	102,648
ON Semiconductor Corp.
1.00%, 12/1/2020	100,000	128,640

		231,288

TOTAL CONVERTIBLE BONDS (Cost $554,130)		595,970

Investments	Shares	Value

COMMON STOCKS - 0.8%

Equity Real Estate Investment Trusts (REITs) - 0.6%
VICI Properties, Inc.	8,395	178,897

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan High Yield Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

Investments	Shares	Value
Hotels, Restaurants & Leisure - 0.2%
Caesars Entertainment Corp.*	4,948	42,652

TOTAL COMMON STOCKS
(Cost $190,641)		221,549

Investments	Shares	Value
SHORT-TERM INVESTMENTS - 3.1%

INVESTMENT COMPANIES - 3.1%
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.33%(m)(n)(Cost $879,777)	879,777	879,777

Investments	Shares	Value

INVESTMENT OF CASH COLLATERAL FROM SECURITIES LOANED - 4.4%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.37%(m)(n)(Cost $1,256,220)	1,256,220	1,256,220

Total Investments - 104.7% (Cost $29,962,841)		29,727,326
Liabilities in Excess of Other Assets - (4.7%)		(1,343,672)

Net Assets - 100.0%		28,383,654

Percentages indicated are based on net assets.

Abbreviations
EUR	Euro
GBP	British Pound
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
MSCI	Morgan Stanley Capital International
SCA	Limited partnership with share capital
USD	United States Dollar

(a)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(b)	The security or a portion of this security is on loan at February 28, 2019. The total value of securities on loan at February 28, 2019 is $1,210,838.
(c)	Security is perpetual and thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of February 28, 2019.
(d)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of February 28, 2019.
(e)	Security is an interest bearing note with preferred security characteristics.
(f)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan High Yield Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

(g)	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.
(h)

Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of February 28, 2019.

(i)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(j)	Loan assignments are presented by obligor. Each series or loan tranche underlying each obligor may have varying terms.
(k)	All or a portion of this security is unsettled as of February 28, 2019. Unless otherwise indicated, the coupon rate is undetermined. The coupon rate shown may not be accrued for the entire position.
(l)	Amount rounds to less than 0.1% of net assets.
(m)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(n)	The rate shown is the current yield as of February 28, 2019.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.
.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan High Yield Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

Futures contracts outstanding as of February 28, 2019:

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Short Contracts
U.S. Treasury 5 Year Note	(6)	06/2019	USD	(687,234)	222
U.S. Treasury 10 Year Note	(4)	06/2019	USD	(487,813)	928

					1,150

Abbreviations

USD         United States Dollar

Forward foreign currency exchange contracts outstanding as of February 28, 2019:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
EUR	101,392	USD	115,258	Australia & New Zealand Banking Group Ltd.	3/5/2019	79
EUR	11,725	USD	13,330	Barclays Bank plc	3/5/2019	8
EUR	420,130	USD	477,873	Goldman Sachs International	3/5/2019	43
EUR	15,115	USD	17,119	HSBC Bank, NA	3/5/2019	74
EUR	202,591	USD	230,184	State Street Corp.	3/5/2019	273
USD	42,559	EUR	36,988	Australia & New Zealand Banking Group Ltd.	3/5/2019	484
USD	2,297,634	EUR	1,994,987	Barclays Bank plc	3/5/2019	28,250
USD	2,298,609	EUR	1,995,000	Goldman Sachs International	3/5/2019	29,209
USD	16,047	EUR	14,058	Merrill Lynch International	3/5/2019	56
USD	1,063,959	EUR	931,355	Citibank, NA	4/3/2019	1,819
USD	1,168,783	EUR	1,023,581	Goldman Sachs International	4/3/2019	1,465
USD	1,585,375	EUR	1,387,932	HSBC Bank, NA	4/3/2019	2,542
USD	237,244	EUR	207,397	State Street Corp.	4/3/2019	723
USD	135,913	GBP	101,995	Citibank, NA	4/3/2019	415

Total unrealized appreciation						65,440

EUR	931,355	USD	1,061,372	Citibank, NA	3/5/2019	(1,915)
EUR	1,016,260	USD	1,157,603	Goldman Sachs International	3/5/2019	(1,564)
EUR	1,387,932	USD	1,581,517	HSBC Bank, NA	3/5/2019	(2,684)
GBP	101,995	USD	135,710	Citibank, NA	3/5/2019	(422)
USD	21,270	EUR	18,769	Australia & New Zealand Banking Group Ltd.	3/5/2019	(81)
USD	30,251	EUR	26,699	Merrill Lynch International	3/5/2019	(120)
USD	115,785	GBP	87,981	Merrill Lynch International	3/5/2019	(915)
USD	18,201	GBP	14,014	TD Bank Financial Group	3/5/2019	(387)
USD	494,255	EUR	433,475	Goldman Sachs International	4/3/2019	(91)

Total unrealized depreciation						(8,179)

Net unrealized appreciation						57,261

Abbreviations
EUR	Euro
GBP	British Pound
USD	United States Dollar

Centrally Cleared Credit default swap contracts outstanding - buy protection(1) as of February 28, 2019:

Reference Obligation/Index	Financing Rate Paid by the Fund (%)	Payment Frequency	Maturity Date	Implied Credit Spread (%)(2)	Notional Amount(3)	Upfront Payments (Receipts) ($)(4)	Unrealized Appreciation (Depreciation) ($)	Value ($)
CDX.NA.HY.31-V3	5.00	Quarterly	12/20/2023	3.45	USD 1,000,000	(68,607)	(2,906)	(71,513)

						(68,607)	(2,906)	(71,513)

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan High Yield Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

(1)

The Fund, as a buyer of credit protection, is generally obligated to make periodic payments and may also pay or receive an upfront premium to or from the protection seller, in exchange for the right to receive a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.

(2)

Implied credit spreads are an indication of the seller’s performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e. make payment) under the swap contract. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indices are linked to the weighted average spread across the underlying reference obligations included in a particular index.

(3)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay and a buyer of credit protection would receive, upon occurrence of a credit event.
(4)

Upfront payments and receipts generally represent premiums paid or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

Abbreviations
CDX	Credit Default Swap Index
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES

AS OF FEBRUARY 28, 2019

JPMorgan High Yield Opportunities Fund

ASSETS:
Investments in non-affiliates, at value	$27,591,329
Investments in affiliates, at value	879,777
Investment of cash collateral received from securities loaned, at value (Note 2.E.)	1,256,220
Cash	1,467
Foreign currency, at value	3,155
Deposits at broker for futures contracts	30,000
Deposits at broker for centrally cleared swaps	45,000
Receivables:
Investment securities sold	43,957
Interest from non-affiliates	403,847
Dividends from affiliates	994
Securities lending income (Note 2.E.)	705
Variation margin on futures contracts	5,078
Variation margin on centrally cleared swaps (net upfront receipts of $68,607)	698
Unrealized appreciation on forward foreign currency exchange contracts	65,440
Due from Adviser	9,113

Total Assets	30,336,780

LIABILITIES:
Payables:
Investment securities purchased	571,941
Investment securities purchased - delayed delivery securities	20,000
Collateral received on securities loaned (Note 2.E.)	1,256,220
Unrealized depreciation on forward foreign currency exchange contracts	8,179
Accrued liabilities:
Distribution fees	17
Service fees	4,271
Custodian and accounting fees	10,375
Other	82,123

Total Liabilities	1,953,126

Net Assets	$28,383,654

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES

AS OF FEBRUARY 28, 2019

JPMorgan High Yield Opportunities Fund

NET ASSETS:
Paid-in-Capital	$28,852,533
Total distributable earnings (loss) (a)	(468,879)

Total Net Assets	$28,383,654

Net Assets:
Class A	$22,663
Class C	22,374
Class I	28,315,742
Class R6	22,875

Total	$28,383,654

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	2,302
Class C	2,273
Class I	2,876,207
Class R6	2,323

Net Asset Value (b):

Class A - Redemption price per share	$9.85
Class C - Offering price per share (c)	9.85
Class I - Offering and redemption price per share	9.84
Class R6 - Offering and redemption price per share	9.85
Class A maximum sales charge	3.75%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$10.23

Cost of investments in non-affiliates	$27,826,844
Cost of investments in affiliates	879,777
Cost of foreign currency	3,135
Investment securities on loan, at value	1,210,838
Cost of investment of cash collateral	1,256,220

(a) Total distributable earnings have been aggregated to conform to the current presentation requirements for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8.

(b) Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

(c) Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED FEBRUARY 28, 2019

JPMorgan High Yield Opportunities Fund

INVESTMENT INCOME:
Interest income from non-affiliates	$1,657,245
Dividend income from non-affiliates	8,374
Dividend income from affiliates	15,469
Income from securities lending (net)	2,272
Foreign taxes withheld	(4,175)

Total investment income	1,679,185

EXPENSES:
Investment advisory fees	165,618
Administration fees	22,113
Distribution fees:
Class A	55
Class C	163
Service fees:
Class A	55
Class C	55
Class I	68,842
Custodian and accounting fees	38,178
Collateral management fees	1,635
Interest expense to affiliates	1,221
Professional fees	120,563
Trustees’ and Chief Compliance Officer’s fees	24,942
Printing and mailing costs	6,615
Registration and filing fees	265
Transfer agency fees (See Note 2.I)	214
Other	5,802

Total expenses	456,336

Less fees waived	(201,452)
Less expense reimbursements	(34,459)

Net expenses	220,425

Net investment income (loss)	1,458,760

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(55,667)
Futures contracts	(17,171)
Foreign currency transactions	19,988
Forward foreign currency exchange contracts	474,970
Swaps	(1,417)

Net realized gain (loss)	420,703

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(726,834)
Futures contracts	2,140
Foreign currency translations	(1,125)
Forward foreign currency exchange contracts	(43,653)
Swaps	4,545

Change in net unrealized appreciation/depreciation	(764,927)

Net realized/unrealized gains (losses)	(344,224)

Change in net assets resulting from operations	$1,114,536

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	JPMorgan High Yield Opportunities Fund

	Year Ended	Year Ended
	February 28, 2019	February 28, 2018

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,458,760	$1,384,884
Net realized gain (loss)	420,703	(190,509)
Change in net unrealized appreciation/depreciation	(764,927)	(44,278)

Change in net assets resulting from operations	1,114,536	1,150,097

DISTRIBUTIONS TO SHAREHOLDERS: (a)
Class A	(1,443)	(1,304)
Class C	(1,308)	(1,180)
Class I	(1,860,495)	(1,683,915)
Class R6	(1,543)	(1,394)

Total distributions to shareholders	(1,864,789)	(1,687,793)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	1,744,905	1,730,714

NET ASSETS:
Change in net assets	994,652	1,193,018
Beginning of period	27,389,002	26,195,984

End of period	$28,383,654	$27,389,002

(a) The prior period distributions have been reclassified to conform to current period presentation for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8. Prior period balances were as follows:

Class A

From net investment income	$(1,108)

From net realized gains	(196)

Class C

From net investment income	(986)

From net realized gains	(194)

Class I

From net investment income	(1,439,410)

From net realized gains	(244,505)

Class R6

From net investment income	(1,198)

From net realized gains	(196)

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE PERIODS INDICATED

	JPMorgan High Yield Opportunities Fund

	Year Ended	Year Ended
	February 28, 2019	February 28, 2018

CAPITAL TRANSACTIONS:
Class A
Distributions reinvested	$1,443	1,304

Change in net assets resulting from Class A capital transactions	$1,443	$1,304

Class C
Distributions reinvested	$1,308	1,180

Change in net assets resulting from Class C capital transactions	$1,308	$1,180

Class I
Proceeds from shares issued	$2,719,673	$1,298,571
Distributions reinvested	1,860,495	1,683,915
Cost of shares redeemed	(2,839,557)	(1,255,650)

Change in net assets resulting from Class I capital transactions	$1,740,611	$1,726,836

Class R6
Distributions reinvested	$1,543	1,394

Change in net assets resulting from Class R6 capital transactions	$1,543	$1,394

Total change in net assets resulting from capital transactions	$1,744,905	$1,730,714

SHARE TRANSACTIONS:
Class A
Reinvested	147	127

Change in Class A Shares	147	127

Class C
Reinvested	134	114

Change in Class C Shares	134	114

Class I
Issued	279,390	126,882
Reinvested	189,567	163,503
Redeemed	(291,377)	(122,742)

Change in Class I Shares	177,580	167,643

Class R6
Reinvested	157	135

Change in Class R6 Shares	157	135

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance								Ratios/Supplemental data
		Investment operations			Distributions						Ratios to average net assets (a)
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (c)
JPMorgan High Yield Opportunities Fund
Class A
Year Ended February 28, 2019	$10.13	$0.51	$(0.14)	$0.37	$(0.56)	$(0.09)	$(0.65)	$9.85	3.87%	$22,663	1.00%		5.11%		1.91%		35%
Year Ended February 28, 2018	10.33	0.51	(0.09)	0.42	(0.53)	(0.09)	(0.62)	10.13	4.18	21,820	0.99	(f)	4.95	(f)	3.60	(f)	37
November 1, 2016 (g) through February 28, 2017	10.00	0.15	0.32	0.47	(0.14)	—	(0.14)	10.33	4.76	20,944	0.97	(f)	4.41	(f)	3.73	(f)	6
Class C
Year Ended February 28, 2019	10.13	0.45	(0.14)	0.31	(0.50)	(0.09)	(0.59)	9.85	3.30	22,374	1.55		4.53		2.42		35
Year Ended February 28, 2018	10.33	0.45	(0.08)	0.37	(0.48)	(0.09)	(0.57)	10.13	3.61	21,660	1.55	(f)	4.40	(f)	4.10	(f)	37
November 1, 2016 (g) through February 28, 2017	10.00	0.13	0.32	0.45	(0.12)	—	(0.12)	10.33	4.57	20,906	1.53	(f)	3.87	(f)	4.25	(f)	6
Class I
Year Ended February 28, 2019	10.13	0.52	(0.14)	0.38	(0.58)	(0.09)	(0.67)	9.84	3.97	28,315,742	0.80		5.29		1.65		35
Year Ended February 28, 2018	10.33	0.53	(0.09)	0.44	(0.55)	(0.09)	(0.64)	10.13	4.39	27,323,588	0.79	(f)	5.15	(f)	1.86	(f)	37
November 1, 2016 (g) through February 28, 2017	10.00	0.15	0.33	0.48	(0.15)	—	(0.15)	10.33	4.83	26,133,164	0.78	(f)	4.61	(f)	2.67	(f)	6
Class R6
Year Ended February 28, 2019	10.13	0.54	(0.13)	0.41	(0.60)	(0.09)	(0.69)	9.85	4.29	22,875	0.60		5.48		1.42		35
Year Ended February 28, 2018	10.33	0.55	(0.09)	0.46	(0.57)	(0.09)	(0.66)	10.13	4.60	21,934	0.59	(f)	5.35	(f)	3.08	(f)	37
November 1, 2016 (g) through February 28, 2017	10.00	0.16	0.33	0.49	(0.16)	—	(0.16)	10.33	4.90	20,970	0.58	(f)	4.82	(f)	3.24	(f)	6

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended February 28, 2018 and for the period ended February 28, 2017.

(g)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2019

1. Organization

JPMorgan Trust IV (the “Trust”) was formed on November 11, 2015, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 11, 2015 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
JPMorgan High Yield Opportunities Fund	Class A, Class C, Class I and Class R6	Diversified

The investment objective of the Fund is to seek a high level of current income. Capital appreciation is a secondary objective.

The Fund commenced operations on November 1, 2016. Currently, the Fund is not publicly offered for investment.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus. Beginning on November 14, 2017, Class C Shares automatically convert to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Fund.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, thus, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Fund’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Fund’s investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Fund is calculated on a valuation date.

Investments in open-end investment companies (the “Underlying Funds”), are valued at each Underlying Fund’s NAV per share as of the report date.

Futures contracts and options are generally valued on the basis of available market quotations. Swaps and forward foreign currency exchange contracts are valued utilizing market quotations from approved Pricing Services.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks	$221,549	$–		$–	$221,549
Debt Securities
Convertible Bonds	–	595,970		–	595,970
Corporate Bonds
Wireless Telecommunication
Services	–	1,393,362		–(a)	1,393,362
Other Corporate Bonds	–	23,687,067		–	23,687,067

Total Corporate Bonds	–	25,080,429		–(a)	25,080,429

Loan Assignments	–	1,693,381		–	1,693,381
Short-Term Investments
Investment Companies	879,777	–		–	879,777
Investment of cash collateral from securities loaned	1,256,220	–		–	1,256,220

Total Investments in Securities	$2,357,546	$27,369,780	$	–(a)	$29,727,326

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange
Contracts	$–	$65,440		$–	$65,440
Futures Contracts	1,150	–		–	1,150

Total Appreciation in Other Financial Instruments	$1,150	$65,440		$–	$66,590

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange
Contracts	$–	$(8,179)		$–	$(8,179)
Swaps	–	(2,906)		–	(2,906)

Total Depreciation in Other Financial Instruments	$–	$(11,085)		$–	$(11,085)

(a) Value is zero.

There were no transfers into and out of level 3 for the year ended February 28, 2019.

B. Restricted Securities — Certain securities held by the Fund may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net asset value of the Fund.

As of February 28, 2019, the Fund had no investments in restricted securities other than securities sold to the Fund under Rule 144A and/or Regulation S under the Securities Act.

C. Loan Assignments — The Fund invested in debt instruments that are interests in amounts owed to lenders or lending syndicates (a “Lender”) by corporate, governmental or other borrowers (a “Borrower”). A loan is often administered by a bank or other financial institution (the “Agent”) that acts as Agent for all holders. The Agent administers the terms of the loan, as specified in the loan agreement. The Fund invests in loan assignments of all or a portion of the loans. When a fund purchases a loan assignment, the fund has direct rights against the Borrower on a loan, provided, however, the fund’s rights may be more limited than the Lender from which it acquired the assignment and the fund may be able to enforce its rights only through the Agent. As a result, a fund assumes the credit risk of the Borrower as well as any other persons interpositioned between the fund and the Borrower (“Intermediate Participants”). A fund may incur certain costs and delays in realizing payment on a loan assignment or suffer a loss of principal and/or interest if assets or interests held by the Agent or other Intermediate Participants are determined to be subject to the claims of the Agent’s or other Intermediate Participant’s creditors. In addition, it is unclear whether loan assignments and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. Also, because JPMIM may wish to invest in publicly traded securities of a Borrower, it may not have access to material non-public information regarding the Borrower to which other investors have access. Although certain loan assignments are secured by collateral, a fund could experience delays or limitations in realizing the value on such collateral or have its interest subordinated to other indebtedness of the Borrower. Loan assignments are vulnerable to market conditions such that economic conditions or other events may reduce the demand for assignments and certain assignments that were liquid, when purchased, may become illiquid and they may be difficult to value. In addition, the settlement period for loans is uncertain as there is no standardized settlement schedule applicable to such investments. Therefore, a fund may not receive the proceeds from a sale of such investments for a period after the sale.

Certain loan assignments are also subject to the risks associated with high yield securities described under Note 7.

D. Derivatives — The Fund used derivative instruments including futures, forward foreign currency exchange contracts and swaps, in connection with its investment strategies. Derivative instruments may be used as substitutes for securities in which the Fund can invest, to hedge portfolio investments or to generate income or gain to the Fund. Derivatives may also be used to manage duration, sector and yield curve exposures and credit and spread volatility.

The Fund may be subject to various risks from the use of derivatives including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the Fund to close out their position(s); and documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Fund’s risk of loss associated with these instruments may exceed their value, as recorded on the Statement of Assets and Liabilities.

The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against a counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both a counterparty and the Fund often include the ability to terminate (i.e., close out) open contracts at prices which may favor a counterparty, which could have an adverse effect on the Fund. The ISDA agreements give the Fund and a counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

Counterparty credit risk may be mitigated to the extent a counterparty posts collateral for mark to market gains to the Fund.

Notes D(1) — D(3) below describe the various derivatives used by the Fund.

(1). Futures Contracts — The Fund used treasury, index or other financial futures contracts to manage and hedge interest rate risk associated with portfolio investments. The Fund also used futures contracts to lengthen or shorten the duration of the overall investment portfolio.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOI, while cash deposited, which is considered restricted, is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The use of futures contracts exposes the Fund to interest rate risk. The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Fund’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

(2). Forward Foreign Currency Exchange Contracts — The Fund may be exposed to foreign currency risks associated with some or all of the portfolio investments and used forward foreign currency exchange contracts to hedge or manage certain of these exposures as part of an investment strategy. The Fund also bought forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollar without the delivery of foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Fund also records a realized gain or loss when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty upon settlement.

The Fund’s forward foreign currency exchange contracts are subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts owed or due across transactions). The Fund may be required to post or receive collateral for non-deliverable forward foreign currency exchange contracts. As of February 28, 2019, the Fund did not receive or post collateral for forward foreign currency exchange contracts.

(3). Swaps — The Fund engaged in various swap transactions, including credit default, interest rate and return swaps, to manage credit and interest rate (e.g., duration, yield curve) risks within its portfolio. The Fund also used swaps as alternatives to direct investments. Swap transactions are negotiated contracts over the counter (“OTC swaps”) between a fund and a counterparty or are centrally cleared (“centrally cleared swaps”) through a central clearinghouse managed by a Futures Commission Merchant (“FCM”) that exchange investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.

Upfront payments made and/or received by the Fund are recorded as assets or liabilities, respectively, on the Statement of Assets and Liabilities and amortized over the term of the swap. The value of an OTC swap agreement is recorded as either an asset or a liability on the Statement of Assets and Liabilities at the beginning of the measurement period. Upon entering into a centrally cleared swap, the Fund is required to deposit with the FCM cash or securities, which is referred to as initial margin deposit. Securities deposited as initial margin are designated on the SOI, while cash deposited, which is considered restricted, is recorded on the Statement of Assets and Liabilities. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a variation margin receivable or payable on the Statement of Assets and Liabilities. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as Change in net unrealized appreciation/depreciation on the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.

The Fund may be required to post or receive collateral for OTC swaps.

The central clearing house acts as the counterparty to each centrally cleared swap transaction; therefore credit risk is limited to the failure of the clearing houses.

The Fund’s swap contracts (excluding centrally cleared swaps) are subject to master netting arrangements.

Credit Default Swaps

The Fund entered into credit default swaps to simulate long and short bond positions or to take an active long or short position with respect to the likelihood of a default or credit event by the issuer of the underlying reference obligation.

The underlying reference obligation may be a single issuer of corporate or sovereign debt, a basket of issuers or a credit index. A credit index is a list of credit instruments or exposures that reference a fixed number of obligors with shared characteristics that represents some part of the credit market as a whole. Index credit default swaps have standardized terms including a fixed spread and standard maturity dates. The composition of the obligations within a particular index changes periodically.

Credit default swaps involve one party, the protection buyer, making a stream of payments to another party, the protection seller, in exchange for the right to receive a contingent payment if there is a credit event related to the underlying reference obligation. In the event that the reference obligation matures prior to the termination date of the contract, a similar security will be substituted for the duration of the contract term. Credit events are defined under individual swap agreements and generally include bankruptcy, failure to pay, restructuring, repudiation/moratorium, obligation acceleration and obligation default.

If a credit event occurs, the Fund, as protection seller, would be obligated to make a payment, which may be either: (i) a net cash settlement equal to the notional amount of the swap less the auction value of the reference obligation or (ii) the notional amount of the swap in exchange for the delivery of the reference obligation. Selling protection effectively adds leverage to thea Fund’s portfolio up to the notional amount of swap agreements. The notional amount represents the maximum potential liability under a contract and is not reflected on the Statement of Assets and Liabilities. Potential liabilities under these contracts may be reduced by: the auction rates of the underlying reference obligations; upfront payments received at the inception of a swap; and net amounts received from credit default swaps purchased with the identical reference obligation.

(4). Summary of Derivatives Information

The following table presents the value of derivatives held as of February 28, 2019, by their primary underlying risk exposure and respective location on the Statement of Assets and Liabilities:

Derivative Contracts		Statement of Assets and Liabilities Location

Gross Assets:		Futures Contracts (a)	Forward Foreign Currency Exchange Contracts	Centrally Cleared Swaps (b)	Total
Interest rate contracts	Receivable, Net Assets-Unrealized Appreciation	$1,150	$—	$—	$1,150
Foreign exchange contracts	Receivable	—	65,440	—	65,440

Total		$1,150	$65,440	$—	$66,590

Gross Liabilities:
Foreign exchange contracts	Payables	$—	$(8,179)	$—	$(8,179)
Credit contracts	Payables	—	—	(71,513)	(71,513)

Total		$—	$(8,179)	$(71,513)	$(79,692)

(a)

This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOI. The Statement of Assets and Liabilities only reflects the current day variation margin receivable/payable from/to brokers.

(b)

This amount represents the value of centrally cleared swaps as reported on the SOI. The Statement of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

The following tables present the effect of derivatives on the Statement of Operations for the year ended February 28, 2019, by primary underlying risk exposure:

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statement of Operations
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total
Interest rate contracts	$(17,171)	$—	$—	$(17,171)
Foreign exchange contracts	—	474,970	—	474,970
Credit contracts	—	—	(1,417)	(1,417)

Total	$(17,171)	$474,970	$(1,417)	$456,382

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statement of Operations
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total
Interest rate contracts	$2,140	$—	$—	$2,140
Foreign exchange contracts	—	(43,653)	—	(43,653)
Credit contracts	—	—	4,545	4,545

Total	$2,140	$(43,653)	$4,545	$(36,968)

Derivatives Volume

The tables below disclose the volume of the Fund’s futures contracts, forward foreign currency exchange contracts and swaps activity during the year ended February 28, 2019. Please refer to the tables in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity.

Futures Contracts - Interest:
Average Notional Balance Short	$1,163,209
Ending Notional Balance Short	1,175,047

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	1,945,464
Average Settlement Value Sold	7,662,272
Ending Settlement Value Purchased	4,789,966
Ending Settlement Value Sold	9,525,885

Credit Default Swaps:
Average Notional Balance - Buy Protection	846,154
Ending Notional Balance - Buy Protection	1,000,000

The Fund may be required to post or receive collateral based on the net value of the Fund’s outstanding OTC swap contracts, non-deliverable forward foreign currency exchange contracts and/or OTC options with the counterparty in the form of cash or securities. Daily movement of cash collateral is subject to minimum threshold amounts. Collateral posted by the Fund is held in a segregated account at the Fund’s custodian bank. For certain counterparties, cash collateral posted by the Fund is invested in an affiliated money market fund. Otherwise the cash collateral is included on the Statement of Assets and Liabilities as Restricted cash.

The Fund’s derivatives contracts held at February 28, 2019 are not accounted for as hedging instruments under GAAP.

E. Securities Lending — Effective October 5, 2018, the Fund became authorized to engage in securities lending in order to generate additional income. The Fund is able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Fund, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which was invested in the IM Shares of JPMorgan U.S. Government Money Market Fund. The Fund retains loan fees and the interest on cash collateral investments but is required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Fund). Upon termination of a loan, the Fund is required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Fund or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statement of Operations as Income from securities lending (net). The Fund also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statement of Operations.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

The value of securities out on loan is recorded as an asset on the Statement of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statement of Assets and Liabilities and details of Collateral Investments are disclosed on the SOI. At February 28, 2019, the value of outstanding securities on loan and the value of Collateral investments were as follows:

Total value of
Value of	Cash Collateral	Collateral
Securities on Loan	Posted by Borrower	Investments
$ 1,210,838	$ 1,256,220	$ 1,256,220

The Fund bears the risk of loss associated with the Collateral Investments and is not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the Collateral Investments declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, the Fund may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the Collateral Investments to fund the payment of this liability.

The following table presents the Fund’s value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collateral received or posted by the Fund as of February 28, 2019.

Investment Securities
on Loan, at value,
Presented in the		Net Amount Due
Statement of Assets	Cash Collateral	to Counterparty
and Liabilities	Posted by Borrower	(not less than zero)
$ 1,210,838	$ (1,210,838)	$ -

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security.

JPMIM waived fees associated with the Fund’s investment in JPMorgan U.S. Government Money Market Fund in the amount of $219. JPMIM voluntarily waived investment advisory fees charged to the Fund to reduce the impact of the investment in the JPMorgan U.S. Government Money Market Fund from 0.16% to 0.06%. The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included in the Statement of Operations as Income from securities lending (net).

The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included in the SOP as Income from securities lending (net).The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of

Citibank’s compensation and is included in the SOP as Income from securities lending (net).The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included in the Statement of Operations as Income from securities lending (net).

The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included in the Statement of Operations as Income from securities lending (net).

The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included in the Statement of Operations as Income from securities lending (net).

The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included in the Statement of Operations as Income from securities lending (net).

F. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statement of Operations.

G. Investment Transactions with Affiliates —The Fund invested in Underlying Fund which is advised by the Adviser or its affiliates. An issuer which is under common control with the Fund may be considered an affiliate. For the purposes of the financial statements, the Fund assumes the issuers listed in the table below to be an affiliated issuer. The Underlying Fund’s distributions may be reinvested into the Underlying Fund. Reinvestment amounts are included in the purchase cost amounts in the table below.

For the year ended February 28, 2019
Security Description	Value at February 28, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at February 28, 2019	Shares at February 28, 2019	Dividend Income		Capital Gain Distributions
JPMorgan U.S. Government Money
Market Fund Class IM Shares 2.37%(a)(b)	$—	$4,799,289	$3,543,069	$—	$—	$1,256,220	1,256,220	$5,471	*	$—
JPMorgan U.S. Government Money
Market Fund Class Institutional Shares 2.33%(a)(b)	1,311,048	10,367,663	10,798,934	—	—	879,777	879,777	15,469		—

Total	$1,311,048	$15,166,952	$14,342,003	$—	$—	$2,135,997		$20,940		$—

(a)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of February 28, 2019.
*	Amount is included on the Statement of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

H. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income and interest expense on securities sold short, if any, is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts.

Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend. The Fund may receive other income from investment in loan assignments and/or unfunded commitments, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest income from non-affiliates on the Statement of Operations.

I. Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

J. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each class of the Fund for the year ended February 28, 2019 are as follows:

Class A	Class C	Class I	Class R6	Total
$ 3	$ 3	$ 205	$ 3	$ 214

K. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of February 28, 2019, no liability for income tax is required in the Fund’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

L. Distributions to Shareholders — Distributions from net investment income are generally declared and paid monthly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by the Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

Accumulated
undistributed
(distributions in
	excess of)	Accumulated
	net investment	net realized
Paid-in-Capital	income	gains (losses)
$-	$20,708	$(20,708)

The reclassification for the Fund relates primarily to foreign currency gains or losses.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.60% of the Fund’s average daily net assets.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.G.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Fund. In consideration of these services, effective January 1, 2019, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of the Fund’s respective average daily net assets, 0.050% of the Fund’s respective average daily net assets between $10 billion and $20 billion, 0.025% of the Fund’s respective average daily net assets between $20 billion and $25 billion and 0.01% of the Fund’s respective average daily net assets in excess of $25 billion. Prior to January 1, 2019, the Administrator received a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended February 28, 2019, the effective rate was 0.08% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.G.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Class I and Class R6 do not charge a distribution fee. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to JPMDS, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively.

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended February 28, 2019, JPMDS did not retain any front-end sales charges or CDSC.

D. Service Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to the shareholders. For performing these services, JPMDS receives a fee, except for Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets of Class A, Class C and Class I Shares.

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.G.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. For performing these services, the Fund pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations. Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statement of Operations. Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

F. Collateral Management Fees — JPMCB provides derivatives collateral management services for the Fund. The amounts paid directly to JPMCB by the Fund for these services are included in Collateral management fees on the Statement of Operations.

G. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed the percentages of the Fund’s average daily net assets as shown in the table below:

Class A	Class C	Class I	Class R6
1.00%	1.55%	0.80%	0.60%

The expense limitation agreements were in effect for the year ended February 28, 2019 and are in place until at least June 30, 2019.

For the year ended February 28, 2019, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows. None of these parties expect the Fund to repay any such waived fees and/or reimbursed expenses in future years.

Contractual Waivers
Investment	Administration			Contractual
Advisory Fees	Fees	Service Fees	Total	Reimbursements
$ 163,503	$22,105	$ 14,012	$ 199,620	$ 34,459

Additionally, the Fund may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expense in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such affiliated money market funds, except for investments of securities lending cash collateral.

The amount of waivers/reimbursements resulting from investments in these money market funds for the year ended February 28, 2019 was approximately $1,832.

H. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Fund in accordance with Federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended February 28, 2019, the Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Fund may use related party broker-dealers. For the year ended February 28, 2019, the Fund did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended February 28, 2019, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases	Sales
(excluding	(excluding
U.S. Government)	U.S. Government)
11,796,563	$ 9,317,581

During the year ended February 28, 2019, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at February 28, 2019 were as follows:

	Gross	Gross	Net Unrealized
Aggregate	Unrealized	Unrealized	Appreciation
Cost	Appreciation	Depreciation	(Depreciation)
$ 29,952,883	$ 612,519	$ 851,178	$ (238,659)

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to mark to market of forward foreign currency contracts.

The tax character of distributions paid during the year ended February 28, 2019 was as follows:

	Net	Total
	Long-Term	Distributions
Ordinary Income*	Capital Gains	Paid
$ 1,691,567	$ 173,222	$1,864,789

* Short-term gain distributions are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the year ended February 28, 2018 was as follows:

	Net	Total
	Long-Term	Distributions
Ordinary Income*	Capital Gains	Paid
$ 1,581,157	$ 106,636	$ 1,687,793

* Short-term gain distributions are treated as ordinary income for income tax purposes.

As of February 28, 2019, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:

Current
Distributable
Current	Long-Term
Distributable	Capital Gain or	Unrealized
Ordinary	(Tax Basis	Appreciation
Income	Loss Carryover)	(Depreciation)
$548	$ -	$(239,527)

The cumulative timing differences primarily consist of post-October capital loss deferrals, late year ordinary loss deferrals and mark to market of forward foreign currency contracts.

During the year ended February 28, 2019, the Fund utilized capital loss carryforwards as follows:

Capital Loss Utilized
Long-Term
$177,390

Specified ordinary losses and net capital losses incurred after October 31 within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended February 28, 2019, the Fund deferred to March 1, 2019 the following specified ordinary losses and net capital losses of:

Net capital loss
Short-Term	Long-Term	Specified Loss
$43,016	$122,993	$49,945

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because the Fund and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 4, 2019.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility during the year ended February 28, 2019.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund entered into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

As of February 28, 2019, all the Fund’s shares were held by the Adviser.

The Fund’s investments in sovereign and corporate debt obligations within emerging market countries may be subject to potentially higher risks than investments in more developed markets and the prices of such investments may be volatile. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The consequences of political, social or economic instability in these markets may have disruptive effects on the market prices of the Fund’s investments and the income they generate, as well as the Fund’s ability to repatriate such amounts.

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The Fund invests in floating rate loans and other floating rate debt securities. Although these investments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate loans and other floating rate investments may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. Given that the Federal Reserve has been raising interest rates, the Fund may face a heightened level of interest rate risk. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Fund invests in high yield securities that are not rated or rated below investment grade (commonly known as “junk bonds”). These securities are considered to be high risk investments. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims. The market price of these securities can change suddenly and unexpectedly. As a result, the Fund is intended for investors who are able and willing to assume a high degree of risk.

The Fund invests in interest bearing notes with preferred security characteristics. These securities may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time.

Investing in securities of foreign countries may include certain risks and considerations not typically associated with investing in U.S. securities. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and currencies, and future and adverse political, social and economic developments.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would have been if it had not used derivatives. Certain derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty.

The Fund is also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Fund such as swap and option contracts and forward foreign currency exchange contracts.

8. New Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 requires that the premium be amortized to the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management has evaluated the implications of these changes and the amendments will have no effect on the Fund’s net assets or results of operations.

In August 2018, the FASB issued ASU 2018-13 Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement, which adds, removes, and modifies certain aspects of the fair value disclosure. ASU 2018-13 amendments are the result of a broader disclosure project, FASB Concepts Statement Conceptual Framework for Financial Reporting — Chapter 8: Notes to Financial Statements, to improve the effectiveness of the fair value disclosure requirements. ASU 2018-13 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019; early adoption is permitted. Management has evaluated the implications of these changes and the amendments are included in the financial statements, which had no effect to the Fund’s net assets or results of operation.

In August 2018, the SEC adopted their Disclosure Update and Simplification Rule (the “Rule”). The Rule is part of the SEC’s overall project to improve disclosure effectiveness by amending certain disclosure requirements that have become redundant, duplicative, overlapping, outdated, or superseded in light of other SEC disclosure requirements, U.S. GAAP, or changes in the information environment. The amendments are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. Management has evaluated the implications of these changes and the amendments are included in the financial statements, which had no effect on the Fund’s net assets or results of operation.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of JPMorgan Trust IV and Shareholders of JPMorgan High Yield Opportunities Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of JPMorgan High Yield Opportunities Fund (one of the funds constituting JPMorgan Trust IV, referred to hereafter as the “Fund”) as of February 28, 2019, the related statement of operations for the year ended February 28, 2019, the statements of changes in net assets for each of the two years in the period ended February 28, 2019, including the related notes, and the financial highlights for the period November 1, 2016 (commencement of operations) through February 28, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the period November 1, 2016 (commencement of operations) through February 28, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2019 by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

April 26, 2019

We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

TRUSTEES

(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-800-480-4111.

Name (Year of Birth);		Number of Funds in Fund
Positions With	Principal Occupation	Complex Overseen	Other Directorships Held
the Fund (1)	During Past 5 Years	by Trustee (2)	During the Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2015; Trustee of heritage One Group Mutual Funds since 1998.	Chairman and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	137	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Stephen P. Fisher (1959); Trustee of Trust since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	137	Advisory Board Member, Scholarship Committee Member and Investment Committee Member, The First Tee of Plainfield (non-profit youth sports organization that provides need-based scholarships) (2014-present); Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).

Kathleen M. Gallagher (1958); Trustee of the Trusts since 2018.	Retired; Chief Investment Officer – Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	137	Non-Executive Director, Legal & General Investment Management (Holdings) and Legal & General Investment Management America (financial services and insurance) (2017-present); Advisory Board Member, OCIO Board of State Street Global Advisors (2017-present); Member, Client Advisory Council, Financial Engines, LLC (registered investment adviser) (2011-2016); Director, Ford Pension Funds Investment Management Ltd. (2007-2016).

Dr. Matthew Goldstein (1941); Chairman since 2015; Trustee of Trust since 2015; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	137	Trustee, Museum of Jewish Heritage (2011-present); Trustee, National Museum of Mathematics (present); Chair, Association of College and University Administrators (present).

Dennis P. Harrington* (1950); Trustee of Trust since 2017.	Retired; Partner, Deloitte LLP (accounting firm) (serving in various roles 1984-2012).	137	None

Frankie D. Hughes (1952); Trustee of Trust since 2015.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	137	None

Name (Year of Birth);		Number of Funds in Fund
Positions With	Principal Occupation	Complex Overseen	Other Directorships Held
the Fund (1)	During Past 5 Years	by Trustee (2)	During the Past 5 Years
Independent Trustees (continued)

Raymond Kanner** (1953); Trustee of Trust since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	137	Advisory Board Member, Los Angeles Capital (2018-present); Advisory Board Member, State Street Global Advisors OCIO Board (2017-present); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA) (2016-2017); Advisory Board Member, Betterment for Business (robo advisor) (2016-2017); Advisory Board Member, Blue Star Indexes (index creator) (2013-2017); Director, Emerging Markets Growth Fund (registered investment company) (1997-2016); Member, Russell Index Client Advisory Board (2001-2015).

Peter C. Marshall (1942); Trustee of Trust since 2015; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	137	None

Mary E. Martinez (1960); Trustee of Trust since 2015.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	137	None

Marilyn McCoy (1948); Trustee of Trust since 2015; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	137	None

Mitchell M. Merin (1953); Trustee of Trust since 2015.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1985-2005).	137	Director, Sun Life Financial (SLF) (financial services and insurance) (2007-2013).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2015; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	137	Trustee, Trout Unlimited (2017-present); Trustee, American Museum of Fly Fishing (2013-present); Vice Chair, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American University in Cairo (1999-2014).

Marian U. Pardo*** (1946); Trustee of Trust since 2015.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	137	President and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (137 funds).

*

Two family members of Mr. Harrington are partner and managing director, respectively, of the Fund’s independent registered public accounting firm. Such firm has represented to the Board that those family members are not involved in the audit of the Fund’s financial statements and do not provide other services to the Fund. The Board has concluded that such association does not interfere with Mr. Harrington’s exercise of independent judgment as an Independent Trustee.

**

A family member of Mr. Kanner is employed by JPMorgan Chase Bank, which is affiliated with JPMIM and JPMDS. In that capacity, this employee provides services to various JPMorgan affiliates including JPMIM and JPMDS and for which JPMIM and JPMDS bear some portion of the expense thereof.

***

In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

OFFICERS

(Unaudited)

Name (Year of Birth),
Positions Held with
the Trust (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (2014–present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (1999-2014).

Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from October 2013 to January 2016.

Noah Greenhill (1969), Secretary (2018)*	Managing Director and General Counsel, JPMorgan Asset Management (2015 – present); Managing Director and General Counsel, JPMorgan Global Alternative Funds (2012-2015).

Stephen M. Ungerman (1953), Chief Compliance Officer (2015)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2015)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2015)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

Anthony Geron (1971), Assistant Secretary (2018)*	Vice President and Assistant General Counsel, JPMorgan Chase since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA Equitable Life Insurance Company from 2014 to 2015; Associate, Willkie Farr & Gallagher (law firm) from 2007 to 2014.

Carmine Lekstutis (1980), Assistant Secretary (2015)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015.

Gregory S. Samuels (1980), Assistant Secretary (2015)*	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2010 to February 2014.

Pamela L. Woodley (1971), Assistant Secretary (2015)*	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Zachary E. Vonnegut-Gabovitch (1986),	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.
Assistant Secretary (2017)*

Michael M. D’Ambrosio (1969), Assistant Treasurer (2015)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014.

Shannon Gaines (1977), Assistant Treasurer (2018)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since January 2014.

Jeffrey D. House (1972), Assistant Treasurer (2017)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since July 2006.

Lauren A. Paino (1973), Assistant Treasurer (2015)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013.

Joseph Parascondola (1963), Assistant Treasurer (2015)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2006.

Gillian I. Sands (1969), Assistant Treasurer (2015)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.

*	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

**	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

SCHEDULE OF SHAREHOLDER EXPENSES (Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, September 1, 2018 and continued to hold your shares at the end of the reporting period, February 28, 2019.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class, actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class, actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During the	Expense
	September 1, 2018	February 28, 2019	Period*	Ratio
High Yield Opportunities Fund
Class A
Actual	$1,000.00	$1,016.60	$5.00	1.00%
Hypothetical	1,000.00	1,019.84	5.01	1.00
Class C
Actual	1,000.00	1,014.80	7.69	1.54
Hypothetical	1,000.00	1,017.16	7.70	1.54
Class I
Actual	1,000.00	1,017.60	4.00	0.80
Hypothetical	1,000.00	1,020.83	4.01	0.80
Class R6
Actual	1,000.00	1,018.60	3.00	0.60
Hypothetical	1,000.00	1,021.82	3.01	0.60

*	Expenses are equal to each Class, respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Tax Letter

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended February 28, 2019. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2019. The information necessary to complete your income tax returns for the calendar year ending December 31, 2019 will be provided under separate cover.

Long-Term Capital Gain

The Fund distributed $173,222, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended February 28, 2019.

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾  Social Security number and account balances

◾  transaction history and account transactions

◾  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

◾  open an account or provide contact information

◾  give us your account information or pay us by check

◾  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾  sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾  affiliates from using your information to market to you

◾  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 13(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the code of ethics or waivers granted with respect to the code of ethics in the period covered by the report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

The audit committee financial expert is Dennis P. Harrington. He is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for purposes of audit committee financial expert determinations.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES

2019 – $373,127

2018 – $267,837

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES

2019 – $44,570

2018 – $30,280

Audit-related fees consists of semi-annual financial statement reviews and security count procedures performed as required under Rule 17f-2 of the Investment Company Act of 1940 during the Registrant’s fiscal year.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES

2019 – $73,632

2018 – $51,604

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended February 28, 2019 and 2018, respectively.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES

2019 – Not applicable

2018 – Not applicable

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the

“Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2019 – 0.0%

2018 – 0.0%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Not applicable - Less than 50%.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were:

2018 - $32.3 million

2017 - $32.1 million

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6. INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)	File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Code of Ethics applicable to its Principal Executive and Principal Financial Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b)	A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust IV

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
May 07, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
May 07, 2019

By:	/s/ Timothy J. Clemens
Timothy J. Clemens
Treasurer and Principal Financial Officer
May 07, 2019